FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-8090
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact name of registrant as specified in charter)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of principal executive offices) (Zip code)
Dennis L. Schoff, Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Name and address of agent for service)
Copies of all communications to:
Robert A. Robertson, Esq.
Dechert LLP
4675 MacArthur Court
Suite 1400
Newport Beach, CA 92660
Colleen E. Tonn Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
Registrant’s telephone number, including area code: (260) 455-3404
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 through December 31, 2008

Item 1.	Reports to Stockholders
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP Capital Growth Fund
LVIP Cohen & Steers Global Real Estate Fund
LVIP Columbia Value Opportunities Fund
LVIP Delaware Bond Fund
LVIP Delaware Growth and Income Fund
LVIP Delaware Managed Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP FI Equity-Income Fund
LVIP Janus Capital Appreciation Fund
LVIP Marsico International Growth Fund
LVIP MFS Value Fund
LVIP Mid-Cap Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP SSgA S&P 500 Index Fund
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA International Index Fund
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Small/Mid-Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Fund
LVIP Turner Mid-Cap Growth Fund
LVIP UBS Global Asset Allocation Fund
LVIP Wilshire Profile Funds:
LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Moderately Aggressive Profile Fund
LVIP Aggressive Profile Fund
LVIP Wilshire Profile Funds:
LVIP 2010 Profile Fund
LVIP 2020 Profile Fund
LVIP 2030 Profile Fund
LVIP 2040 Profile Fund

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Baron Growth Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Baron Growth Opportunities Fund
2008 Annual Report Commentary

Managed by: BAMCO, Inc.

The Fund returned (39.13%) (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark the Russell 2000® Index* returned (33.79%).

The Fund was hurt relative to the index by its stock selection in the financials sector and overweighting in the health care sector. It was helped by its underweighting in the information technology sector and stock selection in the industrials sector.

Stocks with the most positive impact were DeVry, AECOM Technology and Strayer Education. The companies contributing most to the Fund’s decline were FMC Technologies, Wynn Resorts and J. Crew Group.

The deteriorating world economy along with the credit crisis led to unprecedented losses in stock markets in 2008. While we remain cautious for 2009 prospects, we continue to focus on companies that we believe are best positioned over the long term.

BAMCO, Inc., an investment advisor

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/98. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $15,649. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $13,469. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect

Average annual total returns	Ended
on investment	12/31/08

Service Class Shares

One Year	−39.13%

Five Years**	−1.14%

Ten Years**	+4.58%

Standard Class Shares

One Year	−38.98%

Inception (6/5/07)	−29.10%

*	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

**	The performance data for the Service Class shown prior to June 5, 2007 includes historical performance of Baron Capital Asset Fund (a predecessor to the Fund), for which BAMCO, Inc. served as investment advisor.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$673.30	1.04%	$4.37
Service Class Shares	1,000.00	672.40	1.29%	5.42

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.91	1.04%	$5.28
Service Class Shares	1,000.00	1,018.65	1.29%	6.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	91.73%

Capital Markets	3.17%
Commercial Banks	0.88%
Commercial Services & Supplies	4.13%
Construction & Engineering	1.79%
Distributors	1.45%
Diversified Consumer Services	8.38%
Diversified Financial Services	2.07%
Electric Utilities	1.58%
Electrical Equipment	0.03%
Electronic Equipment & Instruments	0.98%
Energy Equipment & Services	5.59%
Food Products	2.18%
Gas Utilities	1.14%
Health Care Equipment & Supplies	5.16%
Health Care Providers & Services	6.06%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	11.19%
Household Durables	1.61%
Household Products	0.99%
Insurance	2.33%
Internet & Catalog Retail	1.17%
Internet Software & Services	2.23%
IT Services	0.92%
Life Sciences Tools & Services	1.85%
Machinery	2.49%
Media	3.92%
Oil, Gas & Consumable Fuels	2.86%
Professional Services	1.11%
Real Estate Investment Trusts	1.34%
Real Estate Management & Development	0.49%
Road & Rail	3.49%
Software	0.96%
Specialty Retail	3.61%
Textiles, Apparel & Luxury Goods	3.30%
Trading Company & Distributors	1.22%
Wireless Telecommunication Services	0.03%

Short-Term Investment	8.09%

Total Value of Securities	99.82%

Receivables and Other Assets Net of Liabilities	0.18%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

DeVry	5.00%
Edwards Lifesciences	3.49%
Strayer Education	3.38%
AMERIGROUP	2.67%
Genesee & Wyoming Class A	2.53%
Arch Capital Group	2.33%
Ralcorp Holdings	2.18%
Encore Acquisition	2.16%
MSCI Class A	2.07%
Wynn Resorts	2.03%

Total	27.84%

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–91.73%
	Capital Markets–3.17%
	Cohen & Steers	100,000	$1,099,000
	Eaton Vance	122,364	2,570,868
†	FCStone Group	34,315	152,015
	Jefferies Group	150,000	2,109,000
†	Riskmetrics Group	115,000	1,712,350

			7,643,233

	Commercial Banks–0.88%
	Glacier Bancorp	60,200	1,145,004
†	SVB Financial Group	36,900	967,887

			2,112,891

	Commercial Services & Supplies–4.13%
†	Copart	147,000	3,996,930
†	Covanta Holding	25,000	549,000
	Ritchie Bros Auctioneers	190,700	4,084,794
†	Tetra Tech	55,000	1,328,250

			9,958,974

	Construction & Engineering–1.79%
†	AECOM Technology	140,000	4,302,200

			4,302,200

	Distributors–1.45%
†	LKQ	300,000	3,498,000

			3,498,000

	Diversified Consumer Services–8.38%
	DeVry	210,000	12,056,100
	Strayer Education	38,000	8,147,580

			20,203,680

	Diversified Financial Services–2.07%
†	MSCI Class A	280,750	4,986,120

			4,986,120

	Electric Utilities–1.58%
	ITC Holdings	86,920	3,796,666

			3,796,666

	Electrical Equipment–0.03%
†	SunPower Class A	2,200	81,400

			81,400

	Electronic Equipment & Instruments–0.98%
†	Mettler-Toledo International	35,000	2,359,000

			2,359,000

	Energy Equipment & Services–5.59%
†	Core Laboratories	35,000	2,095,100
†	FMC Technologies	194,800	4,642,084
	Helmerich & Payne	118,000	2,684,500
†	IHS Class A	11,300	422,846
†	SEACOR Holdings	50,800	3,385,820
†	TETRA Technologies	50,000	243,000

			13,473,350

	Food Products–2.18%
†	Ralcorp Holdings	90,000	5,256,000

			5,256,000

	Gas Utilities–1.14%
	Southern Union	210,000	2,738,400

			2,738,400

	Health Care Equipment & Supplies–5.16%
†	Edwards Lifesciences	153,000	8,407,350
†	Gen-Probe	64,500	2,763,180
†	IDEXX Laboratories	35,000	1,262,800

			12,433,330

	Health Care Providers & Services–6.06%
†	AMERIGROUP	218,400	6,447,169
†	Community Health Systems	215,000	3,134,700
†	PSS World Medical	77,500	1,458,550
†	Skilled Healthcare Group	50,519	426,380
†	VCA Antech	158,015	3,141,338

			14,608,137

	Health Care Technology–0.03%
†	HLTH	6,130	64,120

			64,120

	Hotels, Restaurants & Leisure–11.19%
†	Cheesecake Factory	145,203	1,466,550
	Choice Hotels International	150,000	4,509,000
†	Panera Bread Class A	70,000	3,656,800
†	Peet’s Coffee & Tea	122,600	2,850,450
†	Penn National Gaming	125,000	2,672,500
†	Scientific Games Class A	52,860	927,164
†	Sonic	165,000	2,008,050
†	Vail Resorts	150,000	3,990,000
†	Wynn Resorts	115,900	4,897,935

			26,978,449

	Household Durables–1.61%
†	Mohawk Industries	90,429	3,885,734

			3,885,734

	Household Products–0.99%
	Church & Dwight	42,600	2,390,712

			2,390,712

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–2.33%
†	Arch Capital Group	80,000	$5,608,000

			5,608,000

	Internet & Catalog Retail–1.17%
†	Blue Nile	115,000	2,816,350

			2,816,350

	Internet Software & Services–2.23%
†	Bankrate	45,000	1,710,000
†	Equinix	61,550	3,273,844
†	TechTarget	57,379	247,877
†	WebMD Health Class A	5,769	136,091

			5,367,812

	IT Services–0.92%
†	Gartner Group	125,000	2,228,750

			2,228,750

	Life Sciences Tools & Services–1.85%
†	Charles River Laboratories International	93,000	2,436,600
†	Covance	43,779	2,015,147

			4,451,747

	Machinery–2.49%
	American Railcar Industries	145,700	1,534,221
	Kaydon	47,000	1,614,450
	Kennametal	112,000	2,485,280
	Lindsay	11,523	366,316

			6,000,267

	Media–3.92%
†	Central European Media Class A	66,369	1,441,535
†	Lamar Advertising Class A	150,000	1,884,000
†	Marvel Entertainment	62,000	1,906,500
†	Morningstar	118,858	4,219,459

			9,451,494

	Oil, Gas & Consumable Fuels–2.86%
†	Encore Acquisition	204,100	5,208,632
†	Whiting Petroleum	50,400	1,686,384

			6,895,016

	Professional Services–1.11%
†	CoStar Group	81,500	2,684,610

			2,684,610

	Real Estate Investment Trusts–1.34%
†	Alexander’s	12,700	3,237,230

			3,237,230

	Real Estate Management & Development–0.49%
†	CB Richard Ellis Group Class A	272,600	1,177,632

			1,177,632

	Road & Rail–3.49%
†	Genesee & Wyoming Class A	200,000	6,100,000
	Landstar System	60,000	2,305,800

			8,405,800

	Software–0.96%
	FactSet Research Systems	52,400	2,318,176

			2,318,176

	Specialty Retail–3.61%
†	CarMax	136,000	1,071,680
†	Dick’s Sporting Goods	244,600	3,451,306
†	J. Crew Group	142,800	1,742,160
	Penske Auto Group	240,000	1,843,200
	Tiffany & Co	25,000	590,750

			8,699,096

	Textiles, Apparel & Luxury Goods–3.30%
	Polo Ralph Lauren	70,000	3,178,700
†	Under Armour Class A	200,102	4,770,432

			7,949,132

	Trading Company & Distributors–1.22%
	MSC Industrial Direct Class A	80,000	2,946,400

			2,946,400

	Wireless Telecommunication Services–0.03%
†	SBA Communications Class A	5,120	83,558

			83,558

	Total Common Stock (Cost $208,968,958)		221,091,466

	SHORT-TERM INVESTMENT–8.09%
	Money Market Mutual Fund–8.09%
	Dreyfus Treasury & Agency Cash Management Fund	19,504,862	19,504,862

	Total Short-Term Investment (Cost $19,504,862)		19,504,862

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.82% (Cost $228,473,820)	$240,596,328

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	419,967

NET ASSETS APPLICABLE TO 13,912,505 SHARES OUTSTANDING–100.00%	$241,016,295

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($28,648,247 / 1,647,780 Shares)	$17.386

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($212,368,048 / 12,264,725 Shares)	$17.315

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$273,946,516
Accumulated net realized loss on investments	(45,052,729)
Net unrealized appreciation of investments	12,122,508

Total net assets	$241,016,295

†	Non income producing security.

See accompanying notes

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$1,731,165
Interest	290,093
Foreign tax withheld	(12,255)

2,009,003

EXPENSES:
Management fees	3,057,596
Distribution expenses-Service Class	719,192
Accounting and administration expenses	139,563
Reports and statements to shareholders	76,856
Professional fees	21,758
Custodian fees	15,455
Trustees’ fees	7,537
Other	12,217

4,050,174
Less expenses waived/reimbursed	(142,680)
Less expense paid indirectly	(8,402)

Total operating expenses	3,899,092

NET INVESTMENT LOSS	(1,890,089)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(44,738,948)
Net change in unrealized appreciation/depreciation of investments	(94,187,367)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(138,926,315)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,816,404)

See accompanying notes

LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,890,089)	$(1,334,333)
Net realized gain (loss) on investments	(44,738,948)	24,536,882
Net change in unrealized appreciation/depreciation of investments	(94,187,367)	(13,438,907)

Net increase (decrease) in net assets resulting from operations	(140,816,404)	9,763,642

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(987,783)	—
Service Class	(15,588,554)	(36,044,292)

	(16,576,337)	(36,044,292)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,157,401	5,656,562
Service Class	67,973,146	67,602,246
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	987,783	—
Service Class	15,588,554	36,044,292
Net asset from merger[1]:
Standard Class	—	11,410,743
Service Class	—	5,172,424

	105,706,884	125,886,267

Cost of shares repurchased:
Standard Class	(1,605,867)	(496,016)
Service Class	(66,670,296)	(49,083,447)

	(68,276,163)	(49,579,463)

Increase in net assets derived from capital share transactions	37,430,721	76,306,804

NET INCREASE (DECREASE) IN NET ASSETS	(119,962,020)	50,026,154
NET ASSETS:
Beginning of year	360,978,315	310,952,161

End of year (there was no undistributed net investment income at either year end)	$241,016,295	$360,978,315

1See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth
	Opportunities Fund Standard Class
		6/5/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$29.986	$31.455

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.095)	0.009
Net realized and unrealized loss on investments	(11.146)	(1.478)

Total from investment operations	(11.241)	(1.469)

Less dividends and distributions from:
Net realized gain on investments	(1.359)	—

Total dividends and distributions	(1.359)	—

Net asset value, end of period	$17.386	$29.986

Total return[3]	(38.98% )	(4.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,648	$16,095
Ratio of expenses to average net assets	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	(0.38% )	0.05%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.43% )	0.01%
Portfolio turnover	23%	23%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
			Year Ended
	12/31/08	12/31/07[1]	12/31/06[1]		12/31/05[1]		12/31/04[1]

Net asset value, beginning of period	$29.944	$32.302	$27.961		$27.053		$21.531

Income (loss) from investment operations:
Net investment loss[2]	(0.156)	(0.124)	(0.240)		(0.294)		(0.196)
Net realized and unrealized gain (loss) on investments	(11.114)	1.314	4.581		1.202		5.718

Total from investment operations	(11.270)	1.190	4.341		0.908		5.522

Less dividends and distributions from:
Net realized gain on investments	(1.359)	(3.548)	—		—		—

Total dividends and distributions	(1.359)	(3.548)	—		—		—

Net asset value, end of period	$17.315	$29.944	$32.302		$27.961		$27.053

Total return[3]	(39.13% )	3.42%	15.53%		3.36%		25.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212,368	$344,883	$310,952		$292,424		$296,617
Ratio of expenses to average net assets	1.29%	1.29%	1.32%		1.34%		1.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.34%	1.32%	1.32%		1.34%		1.36%
Ratio of net investment loss to average net assets	(0.63% )	(0.39% )	(0.77%	)	(1.01%	)	(0.96%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.68% )	(0.42% )	(0.77%	)	(1.01%	)	(0.96%	)
Portfolio turnover	23%	23%	12%		19%		30%

[1]	Effective June 5, 2007, the Fund received all of the assets and liabilities of the Baron Capital Asset Fund, a series of the Baron Capital Funds Trust (the Baron Fund).

The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance Shares Class of the Baron Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008 and 2007.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2008
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies), and other insurance companies for allocation to their variable annuity products and variable universal life products.

Following the close of business on June 4, 2007, pursuant to an Agreement and Plan of Reorganization (Reorganization), the Fund received all of the assets and liabilities of the Baron Capital Asset Fund series of the Baron Capital Funds Trust (Baron Fund). The shareholders of the Baron Fund received Service Class Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Baron Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Baron Fund as of the date of the Reorganization. The Baron Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Baron Fund’s operating history prior to the Reorganization is reflected in the Fund’s financial statements and financial highlights.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with under valued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,165 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO at an annual rate of 0.50% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2009, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Fund. Moreover, LIAC has agreed to limit the total annual fund operating expenses at the same level as the expenses of the Baron Fund; this agreement, which is for a two-year term from the Reorganization date may result in an additional lower or higher expense cap for the Fund.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $7,636 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the funds based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $18,125 and $6,901, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$184,194
Fees Payable to DSC	483
Distribution Fees Payable to LFD	42,532

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $86,472,390 and sales of $66,501,586 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $228,523,774. At December 31, 2008, net unrealized appreciation was $12,072,554, of which $49,541,514 related to unrealized appreciation of investments and $37,468,960 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized on the next page.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$240,596,328
Level 2	—
Level 3	—

Total	$240,596,328

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Long-term capital gains	$16,576,337	$36,044,292

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$273,946,516
Post-October losses	(20,123,908)
Capital loss carryforwards	(24,878,867)
Unrealized appreciation of investments	12,072,554

Net assets	$241,016,295

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated
Investment	Net Realized	Paid-in
Loss	Loss	Capital

$1,890,089	$231,198	$(2,121,287)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $24,878,867 remaining at December 31, 2008 will expire in 2016.

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	1,141,845	183,407
Service Class	2,831,689	2,123,171
Shares issued upon reinvestment of dividends and distributions:
Standard Class	38,091	—
Service Class	603,039	1,153,317
Shares issued from merger*:
Standard Class	—	369,806
Service Class	—	167,631

	4,614,664	3,997,332

Shares repurchased:
Standard Class	(68,891)	(16,478)
Service Class	(2,687,714)	(1,552,696)

	(2,756,605)	(1,569,174)

Net increase	1,858,059	2,428,158

*	See Note 7.

7.	Fund Merger
Effective June 11, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Lincoln Variable Insurance Products Trust—Growth Opportunities Fund (the Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain (loss) of the Acquired Fund as of the close of business on June 8, 2007, were as follows:

		Net Unrealized	Accumulated
	Net Assets	Appreciation	Net Realized Loss

Lincoln VIP Growth Opportunities Fund	$16,583,167	$742,473	$(31,280)

The assets of the Fund prior to the Reorganization were $344,108,030. The combined net assets after the merger were $360,691,197.

8.	Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Baron Growth Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended December 31, 2006 were audited by other auditors, whose report dated February 15, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

100.00%	0%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with BAMCO

In considering the renewal of the sub-advisory agreement between LIAC and BAMCO, Inc. (BAMCO) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the sub-advisory agreement. The Board reviewed the services provided by BAMCO, the background of the investment professionals servicing the Fund and the reputation, resources, and investment approach of BAMCO. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. The Board noted that, on average, the Fund had underperformed in the short term but had outperformed over the long term and noted BAMCO’s commitment to its investment strategy and low portfolio turnover. The Board concluded that the services provided by BAMCO were acceptable. The Board considered the range of fee rates charged to other clients managed by BAMCO, noted that the sub-advisory fee was high compared to the other Funds but below BAMCO’s fee charged to other clients and considered Fund management’s statement that good managers in a strategy with capacity constraints command higher fees and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Baron Growth Opportunities Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Baron Growth Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office and		Complex	Other
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Baron Growth Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office and		Complex	Other
Name, Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–18

LVIP Capital Growth Fund

LVIP Capital Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Capital Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Capital Growth Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (41.59%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell 1000® Growth Index*, returned (38.44%).

2008 was an extraordinary year in financial markets as nearly every asset class recorded significant price declines. De-leveraging across the financial sector accelerated into the fourth quarter, limiting the availability of credit to even the most secure corporate borrowers and exacerbating a slowdown across the broader economy. Many investors responded to the financial crisis by shedding risk broadly, increasing exposure to cash, and selling equities with little regard for the quality or valuation of their holdings. U.S. growth stocks lagged their value peers, as the Russell 1000 Growth Index* returned (38.44%) versus a Russell 1000® Value Index** return of (36.85%).

The Fund’s underperformance versus its benchmark was driven by a combination of stock selection and sector positioning. On a relative basis, positive security selection in information technology, telecommunication services, and financials added to performance, but was more than offset by weaker results in healthcare, industrials, and consumer discretionary. In addition, relative returns were hurt by our below-benchmark weight in consumer staples, in a year where the sector outperformed all others.

The top three contributors to benchmark-relative returns were Abbott Laboratories (healthcare), Apollo Group (diversified consumer services), and Teva Pharmaceutical (healthcare). At the end of the period, we continued to hold these securities. The three largest detractors from relative performance were Focus Media (consumer discretionary), MF Global (financials) and Wal-Mart Stores (consumer staples). At the end of the period, we continued to own Focus Media and had eliminated our positions in MF Global and Wal-Mart.

In this environment, we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of bottom up stock selection, our largest exposures relative to the benchmark at the end of the period were in information technology, where we expect solid growth trends from new product cycles, financials, which should benefit from improving fundamentals and the de-leveraging of balance sheets, and industrials, where we see attractive valuations for high quality firms that we expect to outperform as the economy recovers. At the end of the period, we were most underweight the consumer staples, materials, and utilities sectors.

Andrew J. Shilling, CFA
Wellington Management Company, LLP

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,715. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−41.59%

Five Years	−3.90%

Ten Years	−3.90%

Service Class Shares

One Year	−41.73%

Inception (4/30/07)	−22.24%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$634.90	0.78%	$3.21
Service Class Shares	1,000.00	634.20	1.03%	4.23

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.78%	$3.96
Service Class Shares	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.37%

Aerospace & Defense	9.38%
Beverages	0.82%
Biotechnology	1.61%
Capital Markets	2.16%
Chemicals	1.27%
Commercial Banks	1.49%
Communications Equipment	5.16%
Computers & Peripherals	5.70%
Construction & Engineering	0.30%
Diversified Consumer Services	1.87%
Diversified Financial Services	0.84%
Electrical Equipment	1.04%
Energy Equipment & Services	3.41%
Food & Staples Retailing	1.01%
Food Products	2.30%
Health Care Equipment & Supplies	4.25%
Health Care Providers & Services	3.47%
Industrial Conglomerates	0.78%
Insurance	4.20%
Internet Software & Services	3.15%
IT Services	6.40%
Machinery	4.81%
Media	1.73%
Multiline Retail	2.21%
Oil, Gas & Consumable Fuels	4.74%
Pharmaceuticals	5.95%
Road & Rail	0.34%
Semiconductors & Semiconductor Equipment	1.37%
Software	11.24%
Specialty Retail	3.17%
Textiles, Apparel & Luxury Goods	1.00%
Wireless Telecommunication Services	1.20%

Short-Term Investment	1.73%

Total Value of Securities	100.10%

Liabilities Net of Receivables and Other Assets	(0.10%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Microsoft	3.60%
Abbott Laboratories	2.80%
Lockheed Martin	2.67%
Oracle	2.53%
Western Union	2.46%
Raytheon	2.42%
Google Class A	2.40%
Hewlett Packard	2.38%
Nestle	2.30%
Goldman Sachs Group	2.16%

Total	25.72%

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.37%
	Aerospace & Defense–9.38%
	General Dynamics	31,950	$1,840,001
	Honeywell International	68,150	2,237,365
	Lockheed Martin	48,820	4,104,785
	Precision Castparts	42,330	2,517,788
	Raytheon	72,760	3,713,670

			14,413,609

	Beverages–0.82%
	PepsiCo	23,000	1,259,710

			1,259,710

	Biotechnology–1.61%
†	Genentech	8,160	676,546
†	Genzyme	27,140	1,801,281

			2,477,827

	Capital Markets–2.16%
	Goldman Sachs Group	39,430	3,327,498

			3,327,498

	Chemicals–1.27%
	Monsanto	27,850	1,959,248

			1,959,248

	Commercial Banks–1.49%
	Wells Fargo	77,810	2,293,839

			2,293,839

	Communications Equipment–5.16%
†	Cisco Systems	200,010	3,260,163
	QUALCOMM	88,800	3,181,704
†	Research in Motion	36,780	1,492,532

			7,934,399

	Computers & Peripherals–5.70%
†	Apple	15,950	1,361,333
	Hewlett Packard	100,960	3,663,838
	International Business Machines	26,260	2,210,042
†	NetApp	109,220	1,525,803

			8,761,016

	Construction & Engineering–0.30%
	Fluor	3,320	148,968
†	Foster Wheeler	13,040	304,876

			453,844

	Diversified Consumer Services–1.87%
†	Apollo Group Class A	37,550	2,877,081

			2,877,081

	Diversified Financial Services–0.84%
	Moody’s	64,400	1,293,796

			1,293,796

	Electrical Equipment–1.04%
	ABB ADR	106,710	1,601,717

			1,601,717

	Energy Equipment & Services–3.41%
	Halliburton	113,780	2,068,520
	Schlumberger	53,480	2,263,808
†	Transocean	19,354	914,477

			5,246,805

	Food & Staples Retailing–1.01%
	Supervalu	106,480	1,554,608

			1,554,608

	Food Products–2.30%
±	Nestle	89,571	3,536,710

			3,536,710

	Health Care Equipment & Supplies–4.25%
	Covidien	77,620	2,812,949
	Medtronic	57,880	1,818,590
†	St. Jude Medical	57,990	1,911,350

			6,542,889

	Health Care Providers & Services–3.47%
	McKesson	68,790	2,664,237
	UnitedHealth Group	100,630	2,676,758

			5,340,995

	Industrial Conglomerates–0.78%
	Siemens ADR	15,890	1,203,668

			1,203,668

	Insurance–4.20%
	Aon	44,280	2,022,710
	Marsh & McLennan	95,250	2,311,718
	MetLife	60,720	2,116,699

			6,451,127

	Internet Software & Services–3.15%
†	Google Class A	12,000	3,691,800
†	VeriSign	60,070	1,146,136

			4,837,936

	IT Services–6.40%
	Accenture Class A	72,760	2,385,800
	Automatic Data Processing	40,560	1,595,630
	Visa Class A	39,600	2,077,020
	Western Union	263,840	3,783,466

			9,841,916

	Machinery–4.81%
	Caterpillar	35,640	1,592,039
	Cummins	37,490	1,002,108
	Deere & Co.	70,580	2,704,625
	Eaton	21,920	1,089,643
	Illinois Tool Works	28,920	1,013,646

			7,402,061

	Media–1.73%
†	Focus Media Holding ADR	72,300	657,207

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Media (continued)

†	Viacom Class B	105,060	$2,002,444

			2,659,651

	Multiline Retail–2.21%
†	Kohl’s	28,660	1,037,492
	Target	68,420	2,362,543

			3,400,035

	Oil, Gas & Consumable Fuels–4.74%
	Cameco	30,660	528,885
	EOG Resources	17,160	1,142,513
	Hess	25,300	1,357,092
	Occidental Petroleum	38,780	2,326,411
	Petroleo Brasileiro ADR	32,310	791,272
†	Ultra Petroleum	33,150	1,144,007

			7,290,180

	Pharmaceuticals–5.95%
	Abbott Laboratories	80,740	4,309,093
	Merck	11,830	359,632
	Teva Pharmaceutical Industries ADR	64,450	2,743,637
	Wyeth	46,400	1,740,464

			9,152,826

	Road & Rail–0.34%
	Norfolk Southern	10,950	515,198

			515,198

	Semiconductors & Semiconductor Equipment–1.37%
	Altera	126,100	2,107,131

			2,107,131

	Software–11.24%
†	BMC Software	74,429	$2,002,884
†	Electronics Arts	93,280	1,496,211
†	McAfee	59,540	2,058,298
	Microsoft	284,600	5,532,624
±	Nintendo	5,970	2,279,559
†	Oracle	219,550	3,892,622

			17,262,198

	Specialty Retail–3.17%
	Staples	135,740	2,432,461
	TJX Companies	118,950	2,446,801

			4,879,262

	Textiles, Apparel & Luxury Goods–1.00%
	NIKE Class B	30,180	1,539,180

			1,539,180

	Wireless Telecommunication Services–1.20%
†	MetroPCS Communications	124,677	1,851,453

			1,851,453

	Total Common Stock (Cost $201,920,260)		151,269,413

	SHORT-TERM INVESTMENT–1.73%
	Money Market Mutual Fund–1.73%
	Dreyfus Treasury & Agency Cash Management Fund	2,664,066	2,664,066

	Total Short-Term Investment (Cost $2,664,066)		2,664,066

TOTAL VALUE OF SECURITIES–100.10% (Cost $204,584,326)	153,933,479

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(161,052)

NET ASSETS APPLICABLE TO 9,599,323 SHARES OUTSTANDING–100.00%	$153,772,427

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($145,464,523 / 9,080,717 Shares)	$16.019

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($8,307,904 / 518,606 Shares)	$16.020

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$254,048,414
Undistributed net investment income	217,063
Accumulated net realized loss on investments	(49,841,399)
Net unrealized depreciation of investments and foreign currencies	(50,651,651)

Total net assets	$153,772,427

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $5,816,270, which represented 3.78% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
ADR–American Depositary Receipts

See accompanying notes

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$2,258,720
Interest	182,683
Other income	20,761
Foreign tax withheld	(51,426)

2,410,738

EXPENSES:
Management fees	1,599,864
Accounting and administration expenses	100,887
Reports and statements to shareholders	47,546
Professional fees	21,616
Custodian fees	12,615
Distribution expenses-Service Class	9,657
Trustees’ fees	5,474
Other	8,417

1,806,076
Less expenses waived/reimbursed	(65,451)
Less expense paid indirectly	(1,725)

Total operating expenses	1,738,900

NET INVESTMENT INCOME	671,838

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(35,524,553)
Foreign currencies	(14,535)

Net realized loss	(35,539,088)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(82,331,685)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(117,870,773)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,198,935)

See accompanying notes

LVIP Capital Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$671,838	$310,990
Net realized gain (loss) on investments and foreign currencies	(35,539,088)	13,253,204
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(82,331,685)	17,940,700

Net increase (decrease) in net assets resulting from operations	(117,198,935)	31,504,894

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(440,240)	(167,595)

	(440,240)	(167,595)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,616,252	86,649,756
Service Class	9,546,644	2,890,473
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	440,240	167,595

	46,603,136	89,707,824

Cost of shares repurchased:
Standard Class	(38,529,105)	(20,882,035)
Service Class	(1,260,639)	(975,843)

	(39,789,744)	(21,857,878)

Increase in net assets derived from capital share transactions	6,813,392	67,849,946

NET INCREASE (DECREASE) IN NET ASSETS	(110,825,783)	99,187,245
NET ASSETS:
Beginning of year	264,598,210	165,410,965

End of year (including undistributed net investment income of $217,063 and $161,521, respectively)	$153,772,427	$264,598,210

See accompanying notes

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04[2]

Net asset value, beginning of period	$27.511	$23.586	$22.507	$21.513	$19.652

Income (loss) from investment operations:
Net investment income[3]	0.068	0.045	0.029	—	0.030
Net realized and unrealized gain (loss) on investments and foreign currencies	(11.511)	3.906	1.051	1.021	1.831

Total from investment operations	(11.443)	3.951	1.080	1.021	1.861

Less dividends and distributions from:
Net investment income	(0.049)	(0.026)	(0.001)	(0.027)	—

Total dividends and distributions	(0.049)	(0.026)	(0.001)	(0.027)	—

Net asset value, end of period	$16.019	$27.511	$23.586	$22.507	$21.513

Total return[4]	(41.59% )	16.76%	4.80%	4.77%	9.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,464	$262,609	$165,411	$174,988	$189,265
Ratio of expenses to average net assets	0.78%	0.78%	0.80%	0.80%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.81%	0.80%	0.80%	0.80%	0.83%
Ratio of net investment income to average net assets	0.31%	0.18%	0.13%	0.00%[5]	0.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.28%	0.16%	0.13%	0.00%[5]	0.13%
Portfolio turnover	106%	104%	89%	77%	163%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2004, Wellington Management Company LLP replaced Janus Capital Management as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	The ratio calculates to less than 0.005%.

See accompanying notes

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund
	Service Class
	Year	4/30/07[1]
	Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$27.494	$24.406

Income (loss) from investment operations:
Net investment income (loss)[2]	0.018	(0.027)
Net realized and unrealized gain (loss) on investments and foreign currencies	(11.492)	3.115

Total from investment operations	(11.474)	3.088

Net asset value, end of period	$16.020	$27.494

Total return[3]	(41.73% )	12.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,308	$1,989
Ratio of expenses to average net assets	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.06%	1.06%
Ratio of net investment income (loss) to average net assets	0.06%	(0.15% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.03%	(0.18% )
Portfolio turnover	106%	104%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $20,483 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.78% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $100 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $100 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $5,530 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $13,208 and $4,726, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$86,514
Fees Payable to DSC	310
Distribution Fees Payable to LFD	1,481

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $242,305,174 and sales of $229,358,793 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $211,197,151. At December 31, 2008, net unrealized depreciation was $57,263,672, of which $1,516,242 related to unrealized appreciation of investments and $58,779,914 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$148,117,209
Level 2	5,816,270
Level 3	—

Total	$153,933,479

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$440,240	$167,595

In addition, the Fund declared an ordinary income consent dividend of $161,521 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$254,048,414
Undistributed ordinary income	217,063
Capital loss carryforwards	(33,388,980)
Post-October losses	(9,839,594)
Unrealized depreciation of investments
and foreign currencies	(57,264,476)

Net assets	$153,772,427

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(176,056)	$14,535	$161,521

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $14,024,321 expires in 2011 and $19,364,659 expires in 2016.

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	1,599,683	3,352,271
Service Class	505,720	109,840
Shares issued upon reinvestment of
dividends and distributions:
Standard Class	28,339	6,461

	2,133,742	3,468,572

Shares repurchased:
Standard Class	(2,093,029)	(826,132)
Service Class	(59,457)	(37,497)

	(2,152,486)	(863,629)

Net increase (decrease)	(18,744)	2,604,943

7.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Capital Growth Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Capital Growth Fund–13

LVIP Capital Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (WMC) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by WMC under the sub-advisory agreement. The Board reviewed the services provided by WMC, the background of the investment professionals servicing the Funds, the good reputation, resources, investment approach and the presentation by WMC to the Board at the August 2008 meeting. The Board reviewed each Fund’s investment performance compared to the average of its respective Lipper peer group and securities market index. The Board noted that the Fund’s performance under WMC’s management was good as the Fund’s performance exceeded the benchmark and the average of peer funds’ performance for the periods reviewed. The Board concluded that the services provided by WMC were acceptable. The Board considered the Fund’s sub-advisory fee schedule, which contains a breakpoint, and noted that the sub-advisory fee charged to the Fund was within range of the Fund’s expense group average. With respect to profitability, the Board considered that the sub- advisory fee schedule was negotiated at arm’s length between LIAC and WMC, an unaffiliated third party, and that LIAC compensates WMC from its fees. The Board reviewed materials provided by WMC as to any additional benefits it receives and noted that WMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of WMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Capital Growth Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Capital Growth Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6255).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–17

LVIP Cohen & Steers Global Real Estate Fund

LVIP Cohen & Steers
Global Real Estate Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Cohen & Steers Global Real Estate Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country and Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Cohen & Steers Global Real Estate Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (42.03%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008 while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned (47.72%).

Global property securities had a steep decline in a year characterized by a global credit crisis, volatile capital markets and recession in major economies. Bank lending slowed and every investment category performed poorly, except government bonds. A number of financial institutions failed or, with government intervention, narrowly avoided collapse. Policy makers around the world dropped interest rates, delivered substantial new forms of liquidity and devised fiscal stimulus packages in a coordinated effort to break the credit freeze and kick-start the global economy.

U.S. REITs performed in line with broad stock market
U.S. real estate securities had a positive year-to-date return through September, before declining in the fourth-quarter sell-off. For the year, they had a total return of (37.7%) (as measured by the FTSE NAREIT Equity REIT Index), in line with the S&P 500 Index. Given a weakening economy and tight credit, the market further downgraded property value estimates—although the absence of transactions has made it increasingly difficult to support those estimates.

Most U.S. property sectors had double-digit declines for the year. The self storage sector +5.1% was the only sector to post a gain; it is dominated by Public Storage, a company with a debt-free balance sheet. Health care’s (12.0%) slump was cushioned by its perceived defensive nature. The apartment sector (25.6%) also outperformed, due to relatively favorable fundamentals—demand for rental property was supported by weakness in the housing and mortgage markets.

The industrial sector (67.5%), which contained companies (such as ProLogis) whose business models were more dependent on transactional income, had the poorest performance, as the absence of financing affected their ability to find buyers, and declining cash flows weakened balance sheets. The regional mall sector (60.6%) was hurt by retailer bankruptcy liquidations and moderating consumer spending. The shopping center sector (38.8%), which is more represented by consumer staples retailers, performed in line with the index. The office sector (43.7%) struggled, with particular weakness among companies focused on areas with large financial services industries.

Canada (38.6%)1 fell in tandem with the United States. Declining auto exports, along with a sharp retreat in oil prices in the second half of the year, raised concerns over the country’s economic health.

Europe’s first-quarter rally was short-lived
European property stocks initially rallied after 2007’s sell-off. However, property stocks in most markets were in decline by the second quarter due to a slowdown in economic activity and rising inflation. The United Kingdom (45.8%), saw virtually all property stocks sell off sharply, driven in part by high consumer debt levels. Cap rate decompression continued from a relatively low base, as the financial crisis weakened tenant demand in London and credit became increasingly scarce and expensive. France (32.4%) performed somewhat better, as fundamentals for French retail companies—many of which have a broad European footprint—remained solid; rents are indexed to inflation, and the country’s regional malls typically devote less space to discretionary consumer items than do those in the United States. The Netherlands (36.1%) outperformed on the strength of its inflation-linked rents and the pan-European retail property companies based there; these operators have assets in attractive, high-barrier-to-entry markets.

Austria (83.6%) plunged amid corporate governance concerns and operators with businesses that rely on new development. German property companies (52.2%) were punished for their high leverage, insufficient dividend coverage, inefficient operating structures and corporate governance issues.

The credit crisis spread to Asia Pacific markets
Asia Pacific was not immune to the crisis; the severe global economic slowdown hurt export-driven economies and drove heightened market volatility. In response, China’s central bank—following several interest rate cuts—introduced an RMB 4 trillion stimulus package, loosened bank reserve requirements and reduced the one-year benchmark lending and deposit rates by 1.08%.

Hong Kong (57.6%) was fairly resilient until a slowing Chinese economy (the engine behind much of Hong Kong’s earlier growth) and a slump in global demand weakened its export-based economy and caused property stocks to sell off.

Japan (45.9%) was hindered by a surge in the yen, which posed a threat to exports in an already fragile economy. As the economic crisis intensified, demand for Tokyo office space softened and condominium sales weakened. When financial institutions scaled back their real estate lending, the government announced a ¥250 billion ($2.8 billion) program to provide developers and J-REITs with capital.

For the first half of the year, Australia’s property securities market (54.5%) suffered from a hangover caused by Centro Properties Group’s inability to refinance $2.7 billion of maturing debt. The market strengthened late in the year in response to the Reserve Bank of Australia’s four interest-rate cuts and to equity issuances by several listed property trusts (LPTs), which boosted investor confidence in the companies’ ability to meet loan repayments and operate within their covenants.

Singapore (55.7%) saw concerns of a projected oversupply of office and hotels, a slowing housing market and a fall in tourism. Real estate securities tumbled later in the year amid an expected decrease in demand for office space by overseas financial institutions.

Stock selection helped relative performance
The portfolio had a significant decline in a challenging year for capital markets, although it outperformed its benchmark. Stock selection contributed to relative return in most markets, which we attribute to our focus on companies with strong balance sheets, little development exposure and durable earnings streams. Stock selection and an overweight in the United States were the largest contributors to performance. Our underweight positions in Australia and Austria and overweights in the United Kingdom and France also contributed to relative return.

The portfolio’s underweight positions in Switzerland (9.7%) and Belgium (16.3%) detracted from relative performance. Switzerland remained expensive, in our view, and we see Belgium as less compelling from a long-term total return perspective.

Joseph Harvey
Scott Crowe
Chip McKinley
Cohen & Steers Capital Management, Inc.

LVIP Cohen & Steers Global Real Estate Fund–1

LVIP Cohen & Steers Global Real Estate Fund
2008 Annual Report Commentary (continued)

Growth of $10,000 invested 4/30/07 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Cohen & Steers Global Real Estate Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $4,693 for the Standard Class shares and to $4,673 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $4,544. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−42.03%

Inception (4/30/07)	−36.36%

Service Class Shares

One Year	−42.17%

Inception (4/30/07)	−36.52%

*	FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

[1]	Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Global Real Estate Index.

LVIP Cohen & Steers Global Real Estate Fund–2

LVIP Cohen & Steers Global Real Estate Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$649.70	0.85%	$3.52
Service Class Shares	1,000.00	648.90	1.10%	4.56

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.86	0.85%	$4.32
Service Class Shares	1,000.00	1,019.61	1.10%	5.58

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Cohen & Steers Global Real Estate Fund–3

LVIP Cohen & Steers Global Real Estate Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Percentage
Country	of Net Assets

Common Stock	95.61%

Australia	8.62%
Canada	2.88%
Finland	0.17%
France	5.03%
Germany	0.05%
Hong Kong	13.40%
Japan	16.42%
Netherlands	1.80%
Singapore	0.84%
Sweden	1.03%
United Kingdom	6.65%
United States	38.72%

Closed-End Fund	0.30%

Right	0.01%

Short-Term Investment	3.27%

Total Value of Securities	99.19%

Receivables and Other Assets Net of Liabilities	0.81%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Diversified REITs	10.05%
Hotel, Resorts & Cruise Lines	0.61%
Industrial REITs	3.21%
Office REITs	6.60%
Real Estate Management & Development	34.32%
Residential REITs	9.72%
Retail REITs	23.87%
Specialized REITs	7.54%

Total	95.92%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Mitsubishi Estate	7.20%
Westfield Group	5.20%
Sun Hung Kai Properties	4.74%
Simon Property Group	4.63%
Mitsui Fudosan	3.73%
Unibal-Rodamco	3.07%
Equity Residential	2.90%
Land Securities Group	2.88%
Public Storage	2.88%
Vornado Realty Trust	2.36%

Total	39.59%

Abbreviations:
REITs–Real Estate Investment Trusts

LVIP Cohen & Steers Global Real Estate Fund–4

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S.$)

	COMMON STOCK–95.61%Δ
	Australia–8.62%
±	Dexus Property Group	2,824,921	$1,650,437
±	Goodman Group	652,457	342,797
±	GPT Group	901,183	599,564
±	Mirvac Group	1,558,847	1,423,458
±	Stockland	259,305	752,614
±	Westfield Group	783,489	7,257,466

			12,026,336

	Canada–2.88%
	Boardwalk Real Estate Investment Trust	40,916	859,478
	Brookfield Properties	178,260	1,377,950
	Canada Real Estate Investment Trust	81,321	1,508,395
	Primaris Retail Real Estate Investment Trust	29,097	255,866
	RioCan Real Estate Investment Trust	1,100	12,349

			4,014,038

	Finland–0.17%
±	Citycon	60,132	143,985
±	Sponda	22,554	99,455

			243,440

	France–5.03%
±	Gecina	2,018	141,005
±	Icade	16,091	1,343,815
±	Klepierre	13,745	339,684
±	Mercialys	17,456	553,987
±	Societe Immobiliere de Location pour I’Industrie et le Commerce	3,777	354,599
±	Unibail-Rodamco	28,554	4,286,842

			7,019,932

	Germany–0.05%
±†	Alstria Office	9,830	72,206

			72,206

■	Hong Kong — 13.40%
±	Agile Property Holdings	213,000	112,490
±	China Overseas Land & Investment	714,000	1,002,535
±	†China Resources Land	276,000	341,625
±	Hang Lung Properties	740,000	1,624,689
±	Henderson Land Development	489,038	1,829,052
±	Hongkong Land Holdings	1,213,000	3,025,292
±	Hysan Development	1,076,307	1,749,975
±	Kerry Properties	91,500	246,140
±	Link REIT	664,521	1,105,415
±	New World China Land	410,100	125,766
±	Sino Land	728,000	762,373
±	Sino-Ocean Land Holdings	336,000	153,472
±	Sun Hung Kai Properties	786,229	6,615,628

			18,694,452

	Japan–16.42%
±	Aeon Mall	86,600	1,672,737
±	Japan Prime Realty Investment	114	270,384
±	Japan Real Estate Investment	77	687,283
±	Japan Retail Fund Investment	232	1,001,262
±	Mitsubishi Estate	609,000	10,051,684
±	Mitsui Fudosan	312,600	5,207,433
±	Nippon Building	101	1,109,251
±	Nomura Real Estate Office Fund	56	364,071
±	NTT Urban Development	995	1,076,665
±	Sumitomo Realty & Development	24,000	360,473
±	Tokyo Tatemono	172,000	787,610
±	†Tokyu Land	86,000	329,372

			22,918,225

	Netherlands–1.80%
±	Corio	42,384	1,961,344
±	Eurocommercial Properties	16,287	551,034

			2,512,378

	Singapore–0.84%
±	CapitaLand	518,000	1,136,749
±	Suntec Real Estate Investment Trust	69,000	34,499

			1,171,248

	Sweden–1.03%
±	Castellum	180,057	1,438,335

			1,438,335

	United Kingdom–6.65%
±†	Atrium European Real Estate	44,279	163,275
±	British Land	242,473	1,973,662
±	Great Portland Estates	185,066	708,776
±	Hammerson	217,590	1,712,431
±	Land Securities Group	294,038	4,016,752
±	Safestore Holdings	42,232	32,575
±	Segro	186,510	676,259

			9,283,730

	United States–38.72%
	Acadia Realty Trust	45,536	649,799
	AMB Property	52,139	1,221,095
	American Campus Communities	27,523	563,671
	Apartment Investment & Management Class A	96,712	1,117,024
	AvalonBay Communities	33,853	2,050,815
	BioMed Realty Trust	45,236	530,166
	Boston Properties	55,871	3,072,905
	Brandywine Realty Trust	85,625	660,169
	BRE Properties	8,169	228,569
	CBL & Associates Properties	41,667	270,836

LVIP Cohen & Steers Global Real Estate Fund–5

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S.$)

	COMMON STOCK (continued)
	United States (continued)

†	Corrections Corporate of America	27,856	$455,724
	Developers Diversified Realty	98,113	478,791
	Douglas Emmett	36,611	478,140
	Duke Realty	59,665	653,928
	EastGroup Properties	15,532	552,629
	Equity Lifestyle Properties	44,587	1,710,357
	Equity Residential	135,670	4,045,678
	Essex Property Trust	7,211	553,444
	Extra Space Storage	66,230	683,494
	Federal Realty Investment Trust	28,643	1,778,157
	HCP	30,225	839,348
	Health Care REIT	10,193	430,145
	Host Hotels & Resorts	216,102	1,635,892
	Kimco Realty	55,426	1,013,187
	Liberty Property Trust	63,930	1,459,522
	Macerich	75,576	1,372,460
	Mack-Cali Realty	46,936	1,149,932
	Omega Healthcare Investors	86,480	1,381,086
	ProLogis	139,755	1,941,197
	PS Business Parks	12,251	547,130
	Public Storage	50,483	4,013,399
	Regency Centers	31,515	1,471,751
	Simon Property Group	121,630	6,462,201
	SL Green Realty	21,621	559,984
	Starwood Hotels & Resorts Worldwide	47,836	856,264
	Taubman Centers	13,594	346,103
	UDR	95,728	1,320,089
	U-Store-It Trust	19,474	86,659
	Ventas	42,514	1,427,195
	Vornado Realty Trust	54,457	3,286,480
	Weingarten Realty Investors	32,147	665,121

			54,020,536

	Total Common Stock (Cost $167,367,966)		133,414,856

	CLOSED-END FUND–0.30%
±	ProLogis European Properties	92,243	417,690

	Total Closed-End Fund (Cost $372,891)		417,690

	RIGHT–0.01%
■	Hong Kong — 0.01% China Overseas Land & Investment	28,560	10,244

	Total Right (Cost $0)		10,244

	SHORT-TERM INVESTMENT–3.27%
	Money Market Mutual Fund–3.27%
	Dreyfus Treasury & Agency Management Fund	4,560,417	4,560,417

	Total Short-Term Investment (Cost $4,560,417)		4,560,417

TOTAL VALUE OF SECURITIES–99.19% (Cost $172,301,274)	138,403,207

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.81%	1,127,325

NET ASSETS APPLICABLE TO 30,377,401 SHARES OUTSTANDING–100.00%	$139,530,532

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND STANDARD CLASS ($97,427,999 / 21,220,532 Shares)	$4.591

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND SERVICE CLASS ($42,102,533 / 9,156,869 Shares)	$4.598

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$254,365,522
Undistributed net investment income	1,592,670
Accumulated net realized loss on investments	(82,529,628)
Net unrealized depreciation of investments and foreign currencies	(33,898,032)

Total net assets	$139,530,532

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair valued securities was $75,797,972, which represented 54.32% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

LVIP Cohen & Steers Global Real Estate Fund–6

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
AUD–Australian Dollar
CAD–Canadian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong Dollar
REIT–Real Estate Investment Trust
SEK–Swedish Krona
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	26,122	USD	(18,111)	1/2/09	$472
AUD	(12,352)	USD	8,515	1/2/09	(270)
CAD	(14,122)	USD	11,478	1/2/09	(128)
EUR	28,420	USD	(40,279)	1/2/09	(580)
EUR	(7,207)	USD	10,148	1/2/09	80
GBP	(7,987)	USD	11,498	1/2/09	(157)
HKD	228,536	USD	(29,490)	1/2/09	(3)
HKD	(102,338)	USD	13,203	1/2/09	(1)
SEK	(355,101)	USD	44,982	1/2/09	(383)

					$(970)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–7

LVIP Cohen & Steers Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$5,978,032
Interest	138,410
Foreign tax withheld	(353,921)

5,762,521

EXPENSES:
Management fees	1,645,025
Distribution expenses–Service Class	114,167
Custodian fees	108,194
Accounting and administration expenses	78,741
Professional fees	24,337
Reports and statements to shareholders	13,593
Trustees’ fees	4,050
Other	76,597

2,064,704
Less expenses waived/reimbursed	(477,819)
Less expense paid indirectly	(1,781)

Total operating expenses	1,585,104

NET INVESTMENT INCOME	4,177,417

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(80,016,778)
Foreign currencies	(954,364)

Net realized loss	(80,971,142)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(11,646,886)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(92,618,028)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(88,440,611)

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund
Statements of Changes in Net Assets

	Year	Period Ended
	Ended	4/30/07*
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,177,417	$1,927,419
Net realized loss on investments and foreign currencies	(80,971,142)	(2,650,070)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(11,646,886)	(22,251,146)

Net decrease in net assets resulting from operations	(88,440,611)	(22,973,797)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,835,669)	(862,071)
Service Class	(604,990)	(117,852)

	(2,440,659)	(979,923)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	38,783,129	224,232,347
Service Class	48,417,468	40,723,228
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,844,930	852,810
Service Class	605,025	117,818

	89,650,552	265,926,203

Cost of shares repurchased:
Standard Class	(30,270,479)	(53,315,673)
Service Class	(14,429,332)	(3,195,749)

	(44,699,811)	(56,511,422)

Increase in net assets derived from capital share transactions	44,950,741	209,414,781

NET INCREASE (DECREASE) IN NET ASSETS	(45,930,529)	185,461,061
NET ASSETS:
Beginning of period	185,461,061	—

End of period (including accumulated net investment income of $1,592,670 and $520,403, respectively)	$139,530,532	$185,461,061

*	Date of commencement of operations.

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–8

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Standard Class
	Year	4/30/07[1]
	Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$8.051	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.167	0.111
Net realized and unrealized loss on investments and foreign currencies	(3.534)	(2.013)

Total from investment operations	(3.367)	(1.902)

Less dividends and distributions from:
Net investment income	(0.093)	(0.047)

Total dividends and distributions	(0.093)	(0.047)

Net asset value, end of period	$4.591	$8.051

Total return[3]	(42.03% )	(19.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,428	$151,254
Ratio of expenses to average net assets	0.85%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	1.13%	1.10%
Ratio of net investment income to average net assets	2.48%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.20%	1.64%
Portfolio turnover	125%	84%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–9

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers
	Global Real Estate
	Fund Service Class
	Year	4/30/07[1]
	Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$8.049	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.151	0.097
Net realized and unrealized loss on investments and foreign currencies	(3.528)	(2.013)

Total from investment operations	(3.377)	(1.916)

Less dividends and distributions from:
Net investment income	(0.074)	(0.035)

Total dividends and distributions	(0.074)	(0.035)

Net asset value, end of period	$4.598	$8.049

Total return[3]	(42.17% )	(19.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,103	$34,207
Ratio of expenses to average net assets	1.10%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.38%	1.35%
Ratio of net investment income to average net assets	2.23%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.95%	1.39%
Portfolio turnover	125%	84%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Cohen & Steers Global Real Estate Fund–10

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Cohen & Steers Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is total return through a combination of current income and long-term capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

LVIP Cohen & Steers Global Real Estate Fund–11

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.95% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.85% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has also contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the excess over $250 million of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2009, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Cohen & Steers Capital Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.55% of the first $150 million of the Fund’s average daily net assets; 0.45% on the next $100 million; and 0.35% of the excess of the Fund’s average daily net assets over $250 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $4,325 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $10,177 and $3,681, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$72,186
Fees Payable to DSC	277
Distribution Fees Payable to LFD	8,250

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2008, the Fund made purchases of $256,107,814 and sales of $211,764,118 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $205,229,546. At December 31, 2008, net unrealized depreciation was $66,826,339, of which $3,022,827 related to unrealized appreciation of investments and $69,849,166 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Cohen & Steers Global Real Estate Fund–12

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$62,594,992	$—
Level 2	75,808,215	(970)
Level 3	—	—

Total	$138,403,207	$(970)

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the portfolio was categorized as Level 2 in the FAS 157 hierarchy.

There were no Level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2008 and the period ended December 31, 2007 was as follows:

	Year	4/30/07*
	Ended	to
	12/31/08	12/31/07

Ordinary income	$2,440,659	$979,923

*	Date of commencement of operations

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$254,365,522
Undistributed ordinary income	3,112,375
Capital loss carryforwards	(41,371,157)
Post-October losses	(9,516,448)
Post-October currency losses	(233,839)
Unrealized depreciation of investments and foreign currencies	(66,825,921)

Net assets	$139,530,532

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and Passive Foreign Investment Companies (PFICs).

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(664,491)	$664,491

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $540,163 expires in 2015, and $40,830,994 expires in 2016.

LVIP Cohen & Steers Global Real Estate Fund–13

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

6. Capital Shares
Transactions in capital shares were as follows:

		4/30/07*
	Year Ended	to
	12/31/08	12/31/07

Shares sold:
Standard Class	6,536,447	24,746,335
Service Class	6,995,709	4,605,542
Shares issued upon reinvestment of dividends and distributions:
Standard Class	338,046	101,308
Service Class	105,158	13,996

	13,975,360	29,467,181

Shares repurchased:
Standard Class	(4,441,064)	(6,060,540)
Service Class	(2,194,031)	(369,505)

	(6,635,095)	(6,430,045)

Net increase	7,340,265	23,037,136

*	Commenced operations on April 30, 2007.

7. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Cohen & Steers Global Real Estate Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Cohen & Steers Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Cohen & Steers Global Real Estate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Cohen & Steers Global Real Estate Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Cohen & Steers Global Real Estate Fund–15

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

—	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $137,238. The gross foreign source income earned during the fiscal year 2008 by the Fund was $2,436,714.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Cohen & Steers Global Real Estate Fund–16

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Cohen & Steers

In considering the renewal of the sub-advisory agreement between LIAC and Cohen & Steers Capital Management, Inc. (C&S) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by C&S under the sub-advisory agreement. The Board reviewed the services provided by C&S, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of C&S. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. The Board noted that the Fund had commenced operations on April 30, 2007 in a difficult global market and concluded that the services provided by C&S were acceptable. The Board considered the sub-advisory fee schedule, which contains breakpoints, and noted that, due to the fee waiver in place with respect to the advisory fees, the Fund’s total expenses were below the average in the Fund’s expense group. The Board concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered information regarding C&S’s profitability from providing sub-advisory services to the Fund and concluded that C&S’s profitability was not unreasonable. The Board reviewed materials provided by C&S as to any additional benefits it receives and noted that C&S has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of C&S.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Cohen & Steers Global Real Estate Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Cohen & Steers Global Real Estate Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Cohen & Steers Global Real Estate Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Cohen & Steers Global Real Estate Fund–19

LVIP Columbia Value Opportunities Fund
(formerly LVIP Value Opportunities Fund)

11.	Contractual Obligations (continued)

LVIP Value Opportunities Fund

LVIP Columbia Value
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	16

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (33.95%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008, while its benchmark, the Russell 2000 Value® Index* returned (28.92%).

Two thousand eight marked a disappointing and volatile year for stocks as the Russell 2000 Value Index declined during the year with all sectors posting losses.

For the year, volatility and a dislocation of fundamentals from stock price movements continued to impact the broader universe of stocks as well as those in the portfolio. Stock specific returns drove the portfolio’s performance versus the benchmark, yet sector impacts were evident as well. The weakest returns came from the industrial, technology, financials and consumer staples sectors, while the portfolio experienced positive relative results from the consumer discretionary and telecom sectors. In terms of stock specific impact, performance versus the benchmark can be in large part traced to some stock specific weakness in names such as National Financial Partners, which underwent changes to the management team and was eventually acquired, and Great Atlantic and Pacific Tea amongst others. In the case of Great A&P, the stock was weak in spite of the stability of supermarkets in this environment, as the volatility and decreasing risk tolerance punished anyone with “perceived” balance sheet risk. The Fund did reap the benefit from positions in companies such as Delta Airlines, Massey Energy and Community Bank System to name a few. Additionally, looking at performance throughout the year, much of the shortfall can be traced to weakness experienced in the third quarter where three factors affected the Fund. First, the Fund had less exposure than the Index to the very small cap, lower quality, high-risk financials that received a short-term bounce. These weaker names were pushed higher on the belief that their poor fundamentals had stabilized and the effect was evident across the space, including banks, insurance companies and thrifts. Second, the Fund’s positions in aerospace companies, such as BE Aerospace and AMR Corp underperformed, as fears of an economic slowdown and a labor strike at a major aircraft maker pressured the sector downward. Last, the high degree of trading volatility during the period caused a dislocation between company fundamentals and stock prices. The Fund experienced many examples of companies whose fundamentals had not changed for the worse, yet were pressured. We fully expect that when markets regain some sense of normality fundamentals will be the major determinants of stock price movement. As of the end of the period, we had eliminated our positions in AMR Corp. and Massey Energy.

It is reasonable to assume that a difficult environment will continue into 2009 as the global recession serves as a headwind to many companies and industries. Furthermore, should the dislocation between company fundamentals and stock price movements continue, this will only serve to create additional challenges. However, historically stock prices have tended to lead both heading into and exiting recessionary periods. We believe it is specifically in these types of environments when adherence to our strategy will serve our shareholders best. It is worth reiterating that our strategy entails finding the companies that, based on underlying fundamentals, represent, in our opinion, the best value opportunities. We specifically focus on those which show incremental improvements in fundamental metrics, or as we often say “upward inflection points.” We combine this approach with risk management in identifying value opportunities and constructing the Fund’s portfolio. As part of our investment process, we will have sector and industry level exposures that vary from the benchmark. We manage these variances, however, such that they do not constitute more than a minimal amount of the Fund’s overall risk exposure. We do this so that the Fund is not swayed by unintended bets, but rather driven by our work and stock selection that has served us well over various market cycles.

Christian Stadlinger, PhD
Jarl Ginsberg
Columbia Management Advisors, LLC.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific securities, sectors or industries should not be construed as a recommendation or investment advice. Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other funds managed by Lincoln Investment Advisors Corporation or Columbia Management Advisors, LLC.

Growth of $10,000 invested 5/1/2001 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Value Opportunities Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,333. For comparison, look at how the Russell 2000 Value Index did over the same period. The same $10,000 investment would have grown to $14,948. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−33.95%

Five Years	−1.37%

Inception (5/1/01)	+2.77%

Service Class Shares

One Year	−34.13%

Inception (4/30/07)	−22.80%

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-adviser.

LVIP Columbia Value Opportunities Fund–1

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$717.20	1.24%	$5.35
Service Class Shares	1,000.00	716.10	1.49%	6.43

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,018.90	1.24%	$6.29
Service Class Shares	1,000.00	1,017.65	1.49%	7.56

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Columbia Value Opportunities Fund–2

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.49%

Aerospace & Defense	2.54%
Airlines	1.82%
Building Products	0.98%
Capital Markets	1.95%
Chemicals	3.14%
Commercial Banks	12.04%
Commercial Services & Supplies	4.94%
Computers & Peripherals	0.58%
Construction & Engineering	2.23%
Construction Materials	0.56%
Containers & Packaging	2.12%
Diversified Consumer Services	0.55%
Diversified Telecommunications Services	0.59%
Electric Utilities	1.32%
Electrical Equipment	1.54%
Electronic Equipment & Instruments	3.64%
Energy Equipment & Services	0.93%
Food & Staples Retailing	1.99%
Food Products	1.50%
Gas Utilities	2.50%
Health Care Equipment & Supplies	3.08%
Health Care Providers & Services	5.10%
Hotels, Restaurants & Leisure	1.73%
Household Durables	2.30%
Insurance	7.99%
Internet Software & Services	0.62%
Life Sciences Tools & Services	0.97%
Machinery	0.56%
Media	0.80%
Metals & Mining	0.78%
Multi-Utilities & Unregulated Power	1.24%
Oil, Gas & Consumable Fuels	2.72%
Paper & Forest Products	0.72%
Personal Products	1.27%
Real Estate Investment Trusts	7.68%
Road & Rail	0.53%
Semiconductors & Semiconductor Equipment	2.29%
Software	1.16%
Specialty Retail	1.93%
Textiles, Apparel & Luxury Goods	0.69%
Thrift & Mortgage Finance	2.36%
Tobacco	0.90%
Trading Company & Distributors	1.61%

Short Term Investment	3.07%

Total Value of Securities	99.56%

Receivables and Other Assets Net of Liabilities	0.44%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Argo Group International Holdings	1.42%
Platinum Underwriters Holdings	1.41%
Westar Energy	1.32%
Community Bank System	1.30%
Magellan Health Services	1.29%
Haemonetics	1.29%
New Jersey Resources	1.28%
Olin	1.28%
ABM Industries	1.28%
Rockwood Holdings	1.26%

Total	13.13%

LVIP Columbia Value Opportunities Fund–3

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.49%
	Aerospace & Defense–2.54%
†	BE Aerospace	16,500	$126,885
†	Esterline Technologies	6,900	261,441
	Triumph Group	5,500	233,530

			621,856

	Airlines–1.82%
†	AirTran Holdings	20,000	88,800
†	Delta Air Lines	20,500	234,930
†	UAL	11,000	121,220

			444,950

	Building Products–0.98%
	Insteel Industries	10,200	115,158
	Simpson Manufacturing	4,500	124,920

			240,078

	Capital Markets–1.95%
	Apollo Investment	19,201	178,761
†	Knight Capital Group Class A	18,500	298,775

			477,536

	Chemicals–3.14%
	Olin	17,400	314,592
†	OM Group	7,000	147,770
†	Rockwood Holdings	28,500	307,800

			770,162

	Commercial Banks–12.04%
	BancorpSouth	12,563	293,472
	Community Bank System	13,100	319,509
	East West Bancorp	17,800	284,266
†	First Horizon National	23,423	247,576
	First Midwest Bancorp	12,500	249,625
	Fulton Financial	22,500	216,450
	Independent Bank	11,500	300,840
	Pacific Capital Bancorp	11,800	199,184
	Prosperity Bancshares	7,000	207,130
	Susquehanna Bancshares	15,500	246,605
†	Texas Capital Bancshares	13,000	173,680
	Umpqua Holdings	14,800	214,156

			2,952,493

	Commercial Services & Supplies–4.94%
	ABM Industries	16,500	314,325
	Bowne	9,000	52,920
†	CBIZ	18,500	160,025
†	Cornell Companies	12,300	228,657
	Deluxe	11,900	178,024
	Watson Wyatt Worldwide Class A	5,800	277,356

			1,211,307

	Computers & Peripherals–0.58%
†	Brocade Communications Systems	51,000	142,800

			142,800

	Construction & Engineering–2.23%
	Comfort Systems USA	23,500	249,100
†	EMCORE	13,300	298,319

			547,419

	Construction Materials–0.56%
	Eagle Materials	7,500	138,075

			138,075

	Containers & Packaging–2.12%
†	Crown Holdings	13,400	257,280
	Rock-Tenn Class A	7,700	263,186

			520,466

	Diversified Consumer Services–0.55%
	Stewart Enterprises Class A	45,000	135,450

			135,450

	Diversified Telecommunications Services–0.59%
†	Cincinnati Bell	75,000	144,750

			144,750

	Electric Utilities–1.32%
	Westar Energy	15,800	324,058

			324,058

	Electrical Equipment–1.54%
†	AZZ	6,400	160,640
†	C&D Technologies	27,000	84,510
†	JA Solar Holdings ADR	30,400	132,848

			377,998

	Electronic Equipment & Instruments–3.64%
†	Insight Enterprises	21,000	144,900
	MTS Systems	7,700	205,128
	NAM TAI Electronics	18,500	101,750
†	Rofin-Sinar Technologies	9,900	203,742
†	Rogers	8,500	236,045

			891,565

	Energy Equipment & Services–0.93%
†	Complete Production Services	12,000	97,800
†	Oil States International	7,000	130,830

			228,630

	Food & Staples Retailing–1.99%
†	Great Atlantic & Pacific Tea	31,500	197,505
†	Winn Dixie Stores	18,000	289,800

			487,305

LVIP Columbia Value Opportunities Fund–4

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

11.	Contractual Obligations (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Food Products–1.50%
	Corn Products International	6,500	$187,525
	Sanderson Farms	5,200	179,712

			367,237

	Gas Utilities–2.50%
	Atmos Energy	12,600	298,620
	New Jersey Resources	8,000	314,800

			613,420

	Health Care Equipment & Supplies–3.08%
†	Conmed	9,100	217,854
†	Haemonetics	5,600	316,400
	Invacare	14,200	220,384

			754,638

	Health Care Providers & Services–5.10%
†	Centene	12,300	242,433
†	Kindred Healthcare	17,500	227,850
†	Magellan Health Services	8,100	317,196
	Owens & Minor	7,300	274,845
†	PharMerica	12,022	188,385

			1,250,709

	Hotels, Restaurants & Leisure–1.73%
†	Bally Technologies	8,100	194,643
†	Papa John’s International	12,500	230,375

			425,018

	Household Durables–2.30%
†	Helen of Troy	15,500	269,080
	Tupperware Brands	13,000	295,100

			564,180

	Insurance–7.99%
	Ambac Financial Group	20,000	26,000
†	Argo Group International Holdings	10,300	349,376
	Aspen Insurance Holdings	11,100	269,175
	Delphi Financial Group Class A	6,100	112,484
	First American	6,800	196,452
	Gallagher (Arthur J.)	10,900	282,419
	National Financial Partners	35,000	106,400
	NYMAGIC	3,300	62,865
	Platinum Underwriters Holdings	9,600	346,368
	Zenith National Insurance	6,600	208,362

			1,959,901

	Internet Software & Services–0.62%
†	Ariba	21,000	151,410

			151,410

	Life Sciences Tools & Services–0.97%
†	Varian	7,100	237,921

			237,921

	Machinery–0.56%
†	AGCO	5,800	136,822

			136,822

	Media–0.80%
	World Wrestling Entertainment Class A	17,700	196,116

			196,116

	Metals & Mining–0.78%
	Steel Dynamics	17,000	190,060

			190,060

	Multi-Utilities & Unregulated Power–1.24%
	Integrys Energy Group	7,100	305,158

			305,158

	Oil, Gas & Consumable Fuels–2.72%
†	Exco Resources	14,500	131,370
	General Maritime	15,982	172,606
	Nordic American Tanker Shipping	6,400	216,000
†	Stone Energy	4,500	49,590
†	Swift Energy	5,800	97,498

			667,064

	Paper & Forest Products–0.72%
	Schweitzer-Mauduit International	8,820	176,576

			176,576

	Personal Products–1.27%
	Inter Parfums	18,213	139,872
	Nu Skin Enterprises Class A	16,500	172,095

			311,967

	Real Estate Investment Trusts–7.68%
	Alexandria Real Estate Equities	4,700	283,598
	Capstead Mortgage	17,177	184,996
	Digital Realty Trust	7,000	229,950
	LaSalle Hotel Properties	17,000	187,850
	LTC Properties	11,400	231,192
	Mid-America Apartment Communities	6,500	241,540
	Omega Healthcare Investors	17,000	271,490
	Tanger Factory Outlet Centers	6,700	252,054

			1,882,670

	Road & Rail–0.53%
	Werner Enterprises	7,500	130,050

			130,050

LVIP Columbia Value Opportunities Fund–5

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

11.	Contractual Obligations (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Semiconductors & Semiconductor Equipment–2.29%
†	FEI	10,500	$198,030
†	IXYS	20,000	165,200
†	Skyworks Solutions	29,000	160,660
†	Ultra Clean Holdings	18,500	37,185

			561,075

	Software–1.16%
†	Lawson Software	32,000	151,680
†	Mentor Graphics	25,900	133,903

			285,583

	Specialty Retail–1.93%
†	Hot Topic	27,500	254,925
†	Pier 1 Imports	53,000	19,610
	Sonic Automotive Class A	9,700	38,606
†	Warnaco Group	8,200	160,966

			474,107

	Textiles, Apparel & Luxury Goods–0.69%
	Brown Shoe	20,000	169,400

			169,400

	Thrift & Mortgage Finance–2.36%
	Brookline Bancorp	22,300	237,495
	First Niagara Financial Group	17,300	279,741
†	MGIC Investment	18,000	62,640

			579,876

	Tobacco–0.90%
	Universal	7,400	221,038

			221,038

	Trading Company & Distributors–1.61%
	GATX	8,200	253,954
	Houston Wire & Cable	15,000	139,650

			393,604

	Total Common Stock (Cost $32,026,085)		23,662,498

	SHORT-TERM INVESTMENT–3.07%
	Money Market Mutual Fund–3.07%
	Dreyfus Treasury & Agency Cash Management Fund	752,435	752,435

	Total Short-Term Investment (Cost $752,435)		752,435

TOTAL VALUE OF SECURITIES–99.56% (Cost $32,778,520)	24,414,933

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	107,330

NET ASSETS APPLICABLE TO 3,595,074 SHARES OUTSTANDING–100.00%	$24,522,263

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND STANDARD CLASS ($20,204,982 / 2,962,354 Shares)	$6.821

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND SERVICE CLASS ($4,317,281 / 632,720 Shares)	$6.823

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$37,559,952
Undistributed net investment income	162,033
Accumulated net realized loss on investments	(4,836,135)
Net unrealized depreciation of investments	(8,363,587)

Total net assets	$24,522,263

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes

LVIP Columbia Value Opportunities Fund–6

11. Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$522,076
Interest	14,250
Other income	2,036

538,362

EXPENSES:
Management fees	268,740
Professional fees	19,324
Accounting and administration expenses	11,927
Reports and statements to shareholders	11,745
Distribution expenses-Service Class	5,964
Custodian fees	3,284
Trustees’ fees	582
Other	4,692

Total operating expenses	326,258

NET INVESTMENT INCOME	212,104

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(4,351,575)
Net change in unrealized appreciation/depreciation of investments	(7,077,590)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,429,165)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,217,061)

See accompanying notes

LVIP Columbia Value Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$212,104	$182,379
Net realized gain (loss) on investments	(4,351,575)	8,706,058
Net change in unrealized appreciation/depreciation of investments	(7,077,590)	(6,702,830)

Net increase (decrease) in net assets resulting from operations	(11,217,061)	2,185,607

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(111,140)	(151,764)
Service Class	(7,743)	(4,050)
Net realized gains:
Standard Class	(7,934,220)	—
Service Class	(1,053,194)	—

	(9,106,297)	(155,814)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,425,777	1,679,564
Service Class	6,393,204	1,399,557
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,045,360	151,764
Service Class	1,060,937	4,050

	27,925,278	3,234,935

Cost of shares repurchased:
Standard Class	(7,008,261)	(26,069,406)
Service Class	(1,699,663)	(288,378)

	(8,707,924)	(26,357,784)

Increase (decrease) in net assets derived from capital share transactions	19,217,354	(23,122,849)

NET DECREASE IN NET ASSETS	(1,106,004)	(21,093,056)
NET ASSETS:
Beginning of year	25,628,267	46,721,323

End of year (including undistributed net investment income of $162,033 and $115,326, respectively)	$24,522,263	$25,628,267

See accompanying notes

LVIP Columbia Value Opportunities Fund–7

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund Standard Class
	Year Ended
	12/31/08	12/31/07[2]	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$14.660	$14.491	$14.637	$15.344	$13.083

Income (loss) from investment operations:
Net investment income (loss)[3]	0.090	0.076	0.013	0.040	(0.030)
Net realized and unrealized gain (loss) on investments	(3.750)	0.184	1.501	0.613	2.574

Total from investment operations	(3.660)	0.260	1.514	0.653	2.544

Less dividends and distributions from:
Net investment income	(0.038)	(0.091)	—	—	—
Net realized gain on investments	(4.141)	—	(1.660)	(1.360)	(0.283)

Total dividends and distributions	(4.179)	(0.091)	(1.660)	(1.360)	(0.283)

Net asset value, end of period	$6.821	$14.660	$14.491	$14.637	$15.344

Total return[4]	(33.95% )	1.80%	10.28%	5.10%	19.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,205	$24,565	$46,721	$51,276	$54,455
Ratio of expenses to average net assets	1.25%	1.26%	1.34%	1.36%	1.40%
Ratio of net investment income (loss) to average net assets	0.85%	0.50%	0.09%	0.25%	(0.24% )
Portfolio turnover	59%	152%	54%	43%	45%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Columbia Value Opportunities Fund–8

LVIP Columbia Value Opportunities Fund
Financial Highlights (continued)

11.	Contractual Obligations (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value
	Opportunities Fund Service Class
		4/30/07[1,2]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$14.657	$14.962

Income (loss) from investment operations:
Net investment income[3]	0.067	0.067
Net realized and unrealized loss on investments	(3.747)	(0.302)

Total from investment operations	(3.680)	(0.235)

Less dividends and distributions from:
Net investment income	(0.013)	(0.070)
Net realized gain on investments	(4.141)	—

Total dividends and distributions	(4.154)	(0.070)

Net asset value, end of period	$6.823	$14.657

Total return[4]	(34.13% )	(1.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,317	$1,063
Ratio of expenses to average net assets	1.50%	1.45%
Ratio of net investment income to average net assets	0.60%	0.65%
Portfolio turnover	59%	152% [5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Columbia Value Opportunities Fund–9

11.	Contractual Obligations (continued)

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Value Opportunities Fund (formerly, LVIP Value Opportunities Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,869 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2008.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $60 million of the average daily net assets of the Fund; 0.75% on the next $90 million; and 0.65% on average daily net assets in excess of $150 million.

LVIP Columbia Value Opportunities Fund–10

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.34% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Columbia Management Advisors, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.75% of the first $60 million of the Fund’s average daily net assets; 0.50% on the next $90 million; and 0.40% of the Fund’s average daily net assets in excess of $150 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $640 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $1,490 and $841, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$20,110
Fees Payable to DSC	48
Distribution Fees Payable to LFD	823

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $24,976,830 and sales of $15,122,901 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $33,412,001. At December 31, 2008, net unrealized depreciation was $8,997,068, of which $492,464 related to unrealized appreciation of investments and $9,489,532 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$24,414,933
Level 2	—
Level 3	—

Total	$24,414,933

There were no Level 3 securities at the beginning or end of the year.

LVIP Columbia Value Opportunities Fund–11

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$2,447,140	$155,814
Long-term capital gains	6,659,157	—

Total	$9,106,297	$155,814

In addition, the Fund declared an ordinary income consent dividend of $108,747 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$37,559,952
Undistributed ordinary income	162,033
Post-October losses	(1,326,255)
Capital loss carryforwards	(2,876,399)
Unrealized depreciation of investments	(8,997,068)

Net assets	$24,522,263

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investment, and partnership interest.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, return of capital from investment, and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(46,514)	$(62,233)	$108,747

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $2,876,399 expires in 2016.

LVIP Columbia Value Opportunities Fund–12

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	1,195,298	111,305
Service Class	661,597	90,771
Shares issued upon reinvestment of dividends and distributions:
Standard Class	805,213	10,354
Service Class	106,072	276

	2,768,180	212,706

Shares repurchased:
Standard Class	(713,824)	(1,670,263)
Service Class	(207,466)	(18,530)

	(921,290)	(1,688,793)

Net increase (decrease)	1,846,890	(1,476,087)

7.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Columbia Value Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Columbia Value Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Value Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Value Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Columbia Value Opportunities Fund–14

LVIP Columbia Value Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

73.13%	26.87%	100.00%	14.56%

(A)	and (B) are based on a percentage of the Series’ total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement with LIAC

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s investment management and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain Funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the LVIP Columbia Value Opportunities Fund continues to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement with LIAC and the fees and other amounts to be paid under the agreement.

LVIP Columbia Value Opportunities Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc.
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Columbia Value Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Value Opportunities Fund–17

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Delaware Bond Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Credit Quality Breakdown	3
Statement of Net Assets	4
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Other Fund Information	29
Officer/Trustee Information	31

LVIP Delaware Bond Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (2.92%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, returned 5.24%.

The high quality bond market produced solid overall returns in 2008 although there was a very wide return dispersion across major fixed income market sectors. Treasury returns were by far the strongest as rates fell by 2.3% in shorter maturities and 1.8% in longer maturities. Economic conditions deteriorated during the year as unemployment rose to 6.7%, retail sales finished the year on a weak level, and of course, auto and housing sales were also historically soft. At 25 year lows, the Institute for Supply Management (ISM) survey reflected a steep drop in manufacturing activity. On the price front, disinflation developed after the fall in global resource utilization. In addition to the Federal Reserve’s market liquidity based actions, the Fed joined many global central banks in reducing rates significantly. After their December meeting, the Fed began targeting a range of 0 to 0.25% for Fed funds. We expect that short-term rates will stay extremely low for an extended period of time.

The range of returns across fixed income market sectors varied mostly based on relative quality. Treasuries clearly led the way but agencies, highly rated investment grade corporate bonds, agency mortgage-backed securities (MBS), and international bonds also showed solid positive returns. Commercial mortgage-backed securities, asset-backed securities, Treasury Inflation-Protected Securities (TIPS), lower-rated corporate bonds, high yield bonds, and emerging markets recorded significantly negative returns. Strong Treasury performance was driven by the ongoing flight to quality as well as recent indications from the Federal Reserve that direct purchases of longer-dated Treasuries may be required now that the Federal funds rate is near zero.

Under these conditions, the Fund, which tends to emphasize the long-term return benefits and security specific valuation opportunities of spread sectors like corporates and mortgages, lagged its benchmark, the Barclays Capital U.S. Aggregate Bond Index* by slightly over 8%. Allocations to non-agency mortgages, asset-backed securities, and commercial mortgages had the largest negative impact on relative returns while very small allocations to high yield and emerging markets bonds were a modest negative. The Fund benefited from our defensive security selection decisions in investment grade corporate bonds.

Entering 2009, we have started to put greater weight on arguments for market optimism, but we continue to recognize the serious downside risks that accompany many market opportunities. As a result, the Fund’s additions to spread product have primarily been focused in high-quality bonds including agency MBS and solid investment grade credits.

Roger A Early, CPA, CFA, CFP®
Thomas H. Chow, CFA
Delaware Investments

*

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $16,032. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $17,297. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−2.92%

Five Years	+2.99%

Ten Years	+4.83%

Service Class Shares

One Year	−3.26%

Five Years	+2.71%

Inception (5/15/03)	+2.69%

*	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$970.10	0.40%	$1.98
Service Class Shares	1,000.00	968.40	0.75%	3.71

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.13	0.40%	$2.03
Service Class Shares	1,000.00	1,021.37	0.75%	3.81

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Sector Allocation and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Collateralized Mortgage Obligations	4.96%

Agency Mortgage-Backed Securities	25.32%

Agency Obligations	4.18%

Collateralized Debt Obligation	0.00%

Commercial Mortgage-Backed Securities	4.39%

Convertible Bonds	0.16%

Corporate Bonds	31.38%

Aerospace & Defense	0.22%
Auto Components	0.02%
Beverages	1.35%
Biotechnology	0.42%
Capital Markets	2.08%
Chemicals	0.11%
Commercial Banks	2.59%
Commercial & Professional Services	0.56%
Communications Equipment	0.05%
Computers & Peripherals	0.44%
Diversified Consumer Services	0.52%
Diversified Financial Services	2.63%
Diversified Telecommunication Services	2.52%
Electric Utilities	1.96%
Electronic Equipment & Instruments	0.26%
Energy Equipment & Services	0.50%
Food & Staples Retailing	1.91%
Food Products	0.15%
Health Care Equipment & Supplies	0.51%
Health Care Providers & Services	1.66%
Hotels, Restaurants & Leisure	0.10%
Household Durables	0.24%
Independent Power Producers & Energy Traders	0.13%
Insurance	1.04%
IT Services	0.09%
Machinery	0.27%
Media	1.82%
Metals & Mining	0.47%
Multiline Retail	0.42%
Oil, Gas & Consumable Fuels	2.38%
Paper & Forest Products	0.07%
Pharmaceuticals	1.21%
Real Estate Investment Trusts	0.09%
Road & Rail	0.09%
Software	0.49%
Wireless Telecommunication Services	2.01%

Municipal Bonds	2.12%

Non-Agency Asset-Backed Securities	10.61%

Non-Agency Collateralized Mortgage Obligations	10.17%

Senior Secured Loans	1.35%

Sovereign Debt	2.25%

Supranational Banks	1.40%

U.S. Treasury Obligations	3.26%

Preferred Stock	0.53%

Warrant	0.00%

Discounted Commercial Paper	1.76%

Total Value of Securities	103.84%

Liabilities Net of Receivables and Other Assets	(3.84%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)

AAA	61.09%
AA	8.14%
A	16.82%
BBB	11.50%
BB	1.60%
B	0.59%
CCC	0.04%
Not Rated	0.22%

Total	100.00%

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2008

		Principal	Value
		Amount°	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.96%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	569,846	$637,209
	Fannie Mae REMICs
	Series 2002-83 GH
	5.00% 12/25/17	6,355,000	6,413,499
	Series 2003-122 AJ
	4.50% 2/25/28	1,027,833	1,034,524
	Series 2005-67 EY
	5.50% 8/25/25	2,310,000	2,298,956
	Series 2005-110 MB
	5.50% 9/25/35	2,512,088	2,559,728
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	1,254,715	1,284,123
	Freddie Mac REMICs
	Series 2557 WE
	5.00% 1/15/18	4,000,000	4,046,128
	Series 2662 MA
	4.50% 10/15/31	1,949,509	1,957,167
	Series 2694 QG
	4.50% 1/15/29	3,885,000	3,962,809
	Series 2717 MH
	4.50% 12/15/18	1,875,000	1,883,546
	Series 2872 GC
	5.00% 11/15/29	3,005,000	3,074,854
	Series 2890 PC
	5.00% 7/15/30	3,780,000	3,870,089
	Series 2915 KP
	5.00% 11/15/29	2,920,000	2,992,709
	Series 3005 ED
	5.00% 7/15/25	4,085,000	4,079,599
	Series 3022 MB
	5.00% 12/15/28	5,770,000	5,912,990
	Series 3063 PC
	5.00% 2/15/29	3,900,000	3,998,762
	Series 3113 QA
	5.00% 11/15/25	3,313,614	3,365,843
	Series 3131 MC
	5.50% 4/15/33	2,580,000	2,651,235
	Series 3173 PE
	6.00% 4/15/35	7,180,000	7,314,207
	Series 3337 PB
	5.50% 7/15/30	3,000,000	3,098,582
	Series 3416 GK
	4.00% 7/15/22	3,554,516	3,510,227
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A
	6.50% 9/25/43	988,884	1,012,061
	•Series T-60 1A4C
	5.395% 3/25/44	2,255,563	2,338,737
	GNMA
	Series 2003-5 B 4.486% 10/16/25	3,580,000	3,641,815

	Total Agency Collateralized Mortgage Obligations (Cost $75,109,640)		76,939,399

	AGENCY MORTGAGE-BACKED SECURITIES–25.32%
	Fannie Mae
	6.50% 8/1/17	876,682	910,189
•	Fannie Mae ARM
	5.131% 11/1/35	2,725,606	2,749,333
	5.18% 3/1/38	5,623,054	5,705,244
	5.232% 3/1/38	1,779,558	1,804,307
	5.397% 4/1/36	3,068,260	3,119,040
	5.858% 9/1/37	5,191,857	5,343,749
	Fannie Mae Relocation 15 yr
	4.00% 9/1/20	3,772,857	3,813,024
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	2,729,341	2,722,447
	5.00% 1/1/34	980,980	1,007,298
	5.00% 10/1/35	2,641,982	2,711,307
	5.00% 2/1/36	4,188,344	4,297,281
	Fannie Mae S.F. 15 yr
	4.50% 6/1/23	7,117,431	7,285,199
	5.50% 12/1/22	907,000	935,710
	5.50% 2/1/23	3,767,664	3,886,924
	5.50% 6/1/23	7,348,807	7,581,423
	6.00% 8/1/21	19,001,546	19,740,655
	Fannie Mae S.F. 30 yr
	5.00% 12/1/36	13,394,922	13,694,786
	5.00% 12/1/37	2,347,616	2,399,672
	5.00% 1/1/38	4,147,007	4,238,962
	5.00% 2/1/38	1,968,102	2,011,546
	5.00% 11/1/38	3,994,763	4,082,943
	5.50% 3/1/29	2,008,952	2,075,271
	5.50% 4/1/29	3,485,713	3,600,782
	5.50% 9/1/36	5,049,495	5,185,416
	5.50% 6/1/37	14,520,640	14,901,609
	5.50% 12/1/37	1,183,786	1,214,845
	6.00% 12/1/37	23,083,841	23,790,470
	6.00% 8/1/38	98,625	101,634
	6.50% 6/1/36	3,854,699	4,008,285
	6.50% 9/1/36	10,719,831	11,146,950
	6.50% 10/1/36	3,405,003	3,540,671
	6.50% 3/1/37	3,065,418	3,187,556
	6.50% 7/1/37	10,788,093	11,217,636
	6.50% 8/1/37	7,311,769	7,602,686
	6.50% 11/1/37	11,383,113	11,836,018
	6.50% 12/1/37	11,871,943	12,344,298
	7.00% 12/1/37	2,405,544	2,521,469
	7.50% 4/1/32	28,706	30,415

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)
	Fannie Mae S.F. 30 yr (continued)

	7.50% 11/1/34	37,921	$40,181
	Fannie Mae S.F. 30 yr TBA
	4.50% 2/1/39	45,540,000	45,952,683
	5.50% 1/1/39	21,000,000	21,525,000
	6.00% 1/25/39	20,000,000	20,587,500
•	Freddie Mac ARM
	5.507% 8/1/36	4,104,889	4,191,344
	5.673% 7/1/36	2,074,817	2,109,056
	5.819% 10/1/36	6,035,733	6,103,095
	5.952% 4/1/34	249,624	251,576
	Freddie Mac Balloon 7 yr
	3.50% 10/1/10	245,912	243,624
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33	2,198,555	2,261,422
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	1,005,846	1,021,327
	5.00% 6/1/18	2,032,357	2,101,347
	Freddie Mac S.F. 30 yr
	5.50% 10/1/38	10,549,493	10,808,735
	6.00% 6/1/37	5,536,479	5,709,730
	Freddie Mac S.F. 30 yr TBA
	5.00% 2/1/39	47,700,000	48,594,375
	GNMA I S.F. 30 yr
	7.00% 12/15/34	2,845,871	2,998,701

	Total Agency Mortgage-Backed Securities (Cost $386,590,316)		392,846,746

	AGENCY OBLIGATIONS–4.18%
	Fannie Mae
	3.25% 4/9/13	475,000	495,444
	5.00% 2/16/12	4,195,000	4,606,232
	5.329% 10/9/19	7,605,000	4,132,245
	Federal Home Loan Bank
	3.625% 10/18/13	3,430,000	3,612,294
	Freddie Mac
	4.75% 3/5/12	11,715,000	12,721,447
	5.125% 11/17/17	29,505,000	34,248,312
	Tennessee Valley Authority
	4.875% 1/15/48	4,200,000	5,047,224

	Total Agency Obligations (Cost $59,389,032)		64,863,198

	COLLATERALIZED DEBT OBLIGATION–0.00%
@=#	Travelers Funding CBO
	Series 1A A2 144A
	6.35% 2/18/14	10,939	10,939

	Total Collateralized Debt Obligation (Cost $10,939)		10,939

	COMMERCIAL MORTGAGE-BACKED SECURITIES–4.39%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37	460,000	377,844
•#	Asset Securitization
	Series 1996-MD6 B1 144A
	8.825% 11/13/29	100,000	109,375
	Bank of America Commercial Mortgage Securities
	•Series 2004-3 A5
	5.319% 6/10/39	3,940,000	3,456,511
	Series 2006-4 A4
	5.634% 7/10/46	5,307,000	4,244,553
	•Series 2007-3 A4
	5.658% 6/10/49	3,520,000	2,574,434
	Bear Stearns Commercial Mortgage Securities
@	#Series 2004-ESA E 144A
	5.064% 5/14/16	3,280,000	3,284,597
	•Series 2005-T20 A4A
	5.151% 10/12/42	500,000	431,361
	•Series 2006-PW12 A4
	5.718% 9/11/38	2,305,000	1,875,100
	Series 2006-PW14 A4
	5.201% 12/11/38	3,900,000	3,181,549
	•Series 2007-PW16 A4
	5.712% 6/11/40	5,690,000	4,430,412
	•Series 2007-T28 A4
	5.742% 9/11/42	4,730,000	3,694,740
◆	Commercial Mortgage Pass Through Certificates
•	#Series 2001-J1A A2 144A
	6.457% 2/14/34	2,052,559	2,014,669
	Series 2006-C7 A2
	5.69% 6/10/46	2,145,000	1,845,972
•#	Credit Suisse First Boston Mortgage Securities
	Series 2001-SPGA A2 144A
	6.515% 8/13/18	712,000	689,565
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB
	5.552% 2/15/39	1,170,000	924,149
#	Crown Castle Towers 144A
	Series 2005-1A C
	5.074% 6/15/35	1,685,000	1,263,750
	Series 2006-1A B
	5.362% 11/15/36	1,550,000	1,131,500
•	DLJ Commercial Mortgage
	Series 1999-CG3 A3
	7.73% 10/10/32	560,000	560,405

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
	First Union National Bank Commercial Mortgage
	Series 2000-C2 H
	6.75% 10/15/32	40,000	$18,457
	General Electric Capital Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	1,605,000	1,507,260
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38	2,335,000	1,918,698
	Series 2005-GG4 A4
	4.761% 7/10/39	2,585,000	2,089,978
@•	#Series 2006-RR3 A1S 144A
	5.66% 7/18/56	4,090,000	736,200
•	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36	2,290,000	1,905,150
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	3,230,000	3,002,436
	Series 2003-C1 A2
	4.985% 1/12/37	3,640,000	3,260,027
	Series 2006-LDP9 A2
	5.134% 5/15/47	2,400,000	1,629,618
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31	3,305,000	3,196,854
#	Merrill Lynch Mortgage Trust
	Series 2002-MW1 J 144A
	5.695% 7/12/34	749,500	173,166
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G 144A
	6.12% 3/15/31	1,145,000	1,088,953
@	#Series 2004-RR FX 144A
	1.441% 4/28/39	335,672	5,998
	Series 2007-IQ14 A4
	5.692% 4/15/49	2,560,000	1,921,159
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A
	7.364% 2/15/33	595,000	347,915
@•	#STRIPs III
	Series 2003-1A AFIX 144A
	3.308% 3/24/18	731,540	621,809
#	Tower 144A
	Series 2004-2A A
	4.232% 12/15/14	2,590,000	2,444,623
	@Series 2006-1 B
	5.588% 2/15/36	1,195,000	956,000
	@Series 2006-1 C
	5.707% 2/15/36	1,900,000	1,425,000
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48	4,610,000	3,820,065

	Total Commercial Mortgage-Backed Securities (Cost $84,357,809)		68,159,852

	CONVERTIBLE BONDS–0.16%
	ION Media Networks
	11.00% 7/31/13 exercise price $100.00, expiration date 7/31/13	18,443	129
•	Wyeth
	2.621% 1/15/24 exercise price $60.09, expiration date 1/15/24	2,510,000	2,499,207

	Total Convertible Bonds (Cost $2,581,715)		2,499,336

	CORPORATE BONDS–31.38%
	Aerospace & Defense–0.22%
	United Technologies
	6.125% 2/1/19	3,215,000	3,446,220

			3,446,220

	Auto Components–0.02%
	Lear
	8.75% 12/1/16	1,000,000	295,000

			295,000

	Beverages–1.35%
	Bottling Group
	6.95% 3/15/14	6,045,000	6,570,867
	Diageo Capital
	5.75% 10/23/17	6,667,000	6,461,943
#	Dr Pepper Snapple 144A
	6.82% 5/1/18	7,960,000	7,864,711

			20,897,521

	Biotechnology–0.42%
	Amgen 6.375% 6/1/37	1,000,000	1,078,791
	6.90% 6/1/38	4,810,000	5,510,783

			6,589,574

	Capital Markets–2.08%
@	AMVESCAP 4.50% 12/15/09	1,185,000	1,114,328

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)

	Bank of New York Mellon 5.125% 8/27/13	9,695,000	$9,916,870
	Goldman Sachs Group
	5.95% 1/18/18	3,280,000	3,115,318
	6.15% 4/1/18	5,600,000	5,390,683
	@6.75% 10/1/37	1,260,000	1,025,792
	Jefferies Group 6.45% 6/8/27	2,832,000	1,659,073
	Lazard Group 6.85% 6/15/17	1,055,000	672,563
	Morgan Stanley 5.30% 3/1/13	1,500,000	1,361,567
	5.375% 10/15/15	4,870,000	4,197,857
	6.25% 8/9/26	4,725,000	3,851,919

			32,305,970

	Chemicals–0.11%
	Lubrizol 4.625% 10/1/09	1,673,000	1,643,577

			1,643,577

	Commercial Banks–2.59%
	BB&T 4.90% 6/30/17	2,655,000	2,398,216
	5.25% 11/1/19	380,000	340,780
	BB&T Capital Trust I 5.85% 8/18/35	2,810,000	2,037,857
	Branch Banking & Trust
	5.625% 9/15/16	1,200,000	1,151,525
@#	CoBank ACB 144A 7.875% 4/16/18	1,660,000	1,679,659
	Korea Development Bank 5.30% 1/17/13	2,610,000	2,376,431
	PNC Bank 6.875% 4/1/18	4,835,000	5,153,119
	PNC Funding 5.625% 2/1/17	1,820,000	1,770,529
@•	Popular North America 4.608% 4/6/09	2,027,000	1,996,143
	Silicon Valley Bank 5.70% 6/1/12	2,150,000	1,867,823
	6.05% 6/1/17	3,055,000	2,265,478
	U.S. Bank North America 4.80% 4/15/15	1,840,000	1,872,702
	4.95% 10/30/14	1,205,000	1,220,452
•	USB Capital IX 6.189% 4/15/49	5,420,000	2,548,495
	Wells Fargo 5.625% 12/11/17	3,605,000	3,767,611
•	Wells Fargo Capital XIII 7.70% 12/29/49	9,385,000	7,752,123

			40,198,943

	Commercial & Professional Services–0.56%
	ARAMARK 8.50% 2/1/15	2,055,000	1,870,050
	International Lease Finance 5.35% 3/1/12	2,316,000	1,607,248
	5.875% 5/1/13	1,486,000	992,918
	6.625% 11/15/13	3,450,000	2,326,752
	WMX Technologies 7.01% 8/1/26	2,300,000	1,915,516

			8,712,484

	Communications Equipment–0.05%
	Lucent Technologies 6.45% 3/15/29	1,900,000	769,500

			769,500

	Computers & Peripherals–0.44%
	International Business Machines 6.50% 10/15/13	6,260,000	6,869,505

			6,869,505

	Diversified Consumer Services–0.52%
#	President & Fellows of Harvard College 144A 6.00% 1/15/19	3,140,000	3,379,990
	6.50% 1/15/39	3,995,000	4,658,491

			8,038,481

	Diversified Financial Services–2.63%
	Bank of America 5.125% 11/15/14	3,650,000	3,533,441
	5.30% 3/15/17	5,615,000	5,340,275
	Citigroup 6.50% 8/19/13	9,135,000	9,227,099
	General Electric Capital 5.625% 5/1/18	6,438,000	6,496,335
	5.875% 1/14/38	5,710,000	5,608,482
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,550,000	648,013
	JPMorgan Chase 6.00% 1/15/18	2,070,000	2,188,750
@	JPMorgan Chase Capital XXV 6.80% 10/1/37	7,184,000	6,639,058
•#	USB Realty 144A 6.091% 12/22/49	2,800,000	1,169,748

			40,851,201

	Diversified Telecommunication Services–2.52%
	AT&T 5.60% 5/15/18	4,515,000	4,605,246
	Citizens Utilities 7.125% 3/15/19	1,520,000	1,026,000

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Telecommunication Services (continued)

	Deutsche Telekom International Finance 5.25% 7/22/13	3,100,000	$3,000,013
	6.75% 8/20/18	7,545,000	7,664,150
	8.75% 6/15/30	917,000	1,133,830
	France Telecom 7.75% 3/1/11	1,571,000	1,653,988
	Intelsat Jackson Holdings 11.25% 6/15/16	725,000	663,375
	Telecom Italia Capital 4.00% 1/15/10	3,764,000	3,463,716
	7.721% 6/4/38	2,010,000	1,654,881
	Verizon Communications 5.50% 2/15/18	1,410,000	1,358,589
	5.55% 2/15/16	5,145,000	5,034,027
	6.10% 4/15/18	900,000	898,323
	8.95% 3/1/39	4,435,000	5,746,341
	Windstream 8.125% 8/1/13	1,215,000	1,123,875

			39,026,354

	Electric Utilities–1.96%
	Baltimore Gas & Electric 6.125% 7/1/13	1,915,000	1,773,554
	Columbus Southern Power 6.05% 5/1/18	1,380,000	1,339,284
	Commonwealth Edison 5.80% 3/15/18	1,000,000	905,365
	5.90% 3/15/36	1,915,000	1,597,428
	6.15% 9/15/17	2,315,000	2,156,124
	Detroit Edison 5.60% 6/15/18	1,670,000	1,601,994
	Duke Energy Carolinas 5.75% 11/15/13	845,000	874,849
	7.00% 11/15/18	1,710,000	1,977,102
	Illinois Power 6.125% 11/15/17	5,715,000	5,135,482
@#	Korea Southern Power 144A 5.375% 4/18/13	1,750,000	1,573,196
	Pacificorp 5.25% 6/15/35	2,695,000	2,508,749
	PECO Energy 5.35% 3/1/18	1,190,000	1,138,045
	PPL Electric Utilities 7.125% 11/30/13	2,875,000	3,051,318
	South Carolina Electric & Gas 6.50% 11/1/18	2,025,000	2,270,784
@#	TAQA Abu Dhabi National Energy 144A 7.25% 8/1/18	1,630,000	1,402,608
	Union Electric 6.70% 2/1/19	1,230,000	1,122,733

			30,428,615

	Electronic Equipment & Instruments–0.26%
	Tyco Electronics Group 6.55% 10/1/17	4,760,000	4,006,616

			4,006,616

	Energy Equipment & Services–0.50%
	Transocean 6.00% 3/15/18	3,270,000	2,983,417
	Weatherford International 5.95% 6/15/12	1,540,000	1,464,543
	6.00% 3/15/18	1,400,000	1,177,634
	6.35% 6/15/17	1,385,000	1,183,847
	7.00% 3/15/38	1,265,000	973,430

			7,782,871

	Food & Staples Retailing–1.91%
	CVS Caremark 4.875% 9/15/14	3,032,000	2,799,806
	5.75% 6/1/17	5,662,000	5,339,277
	6.25% 6/1/27	1,000,000	932,256
	Delhaize America
	9.00% 4/15/31	4,451,000	4,512,232
	Delhaize Group 6.50% 6/15/17	1,945,000	1,768,820
	Kroger 6.80% 12/15/18	2,555,000	2,645,327
	6.90% 4/15/38	275,000	289,098
	7.50% 1/15/14	4,140,000	4,356,501
	Wal-Mart Stores 6.20% 4/15/38	6,024,000	6,919,119

			29,562,436

	Food Products–0.15%
	General Mills 5.65% 9/10/12	2,300,000	2,349,625

			2,349,625

	Health Care Equipment & Supplies–0.51%
	Covidien International Finance 6.00% 10/15/17	914,000	903,185
	6.55% 10/15/37	6,880,000	7,003,110

			7,906,295

	Health Care Providers & Services–1.66%
	HCA PIK
	9.625% 11/15/16	1,525,000	1,193,313
	Quest Diagnostics 5.45% 11/1/15	5,125,000	4,502,389

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Health Care Providers & Services (continued)

	UnitedHealth Group 5.50% 11/15/12	4,000,000	$3,648,192
	5.80% 3/15/36	9,110,000	6,961,207
	WellPoint 5.00% 1/15/11	3,105,000	2,936,057
	5.00% 12/15/14	2,552,000	2,219,451
	5.85% 1/15/36	3,690,000	3,023,630
	5.95% 12/15/34	1,504,000	1,253,208

			25,737,447

	Hotels, Restaurants & Leisure–0.10%
	MGM MIRAGE 7.50% 6/1/16	1,220,000	779,275
	8.50% 9/15/10	900,000	760,500

			1,539,775

	Household Durables–0.24%
	Ryland Group 5.375% 5/15/12	1,850,000	1,359,750
	Toll 8.25% 12/1/11	2,650,000	2,424,750

			3,784,500

	Independent Power Producers & Energy Traders–0.13%
	Dynegy Holdings 7.75% 6/1/19	840,000	583,800
	NRG Energy 7.375% 2/1/16	1,560,000	1,454,700

			2,038,500

	Insurance–1.04%
•	Hartford Financial Services Group 8.125% 6/15/38	4,530,000	2,388,103
	MetLife 6.817% 8/15/18	4,460,000	4,255,027
•#	MetLife Capital Trust X 144A
	9.25% 4/8/38	5,400,000	3,773,968
#	Metropolitan Life Global Funding I 144A 5.125% 4/10/13	2,680,000	2,499,448
π@	Montpelier Re Holdings 6.125% 8/15/13	916,000	892,820
‡•◆#	Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	2,600,000	29,250
	Unitrin 6.00% 5/15/17	3,227,000	2,313,059

			16,151,675

	IT Services–0.09%
	SunGard Data Systems
	9.125% 8/15/13	1,528,000	1,329,360

			1,329,360

	Machinery–0.27%
	Caterpillar 7.90% 12/15/18	3,600,000	4,151,477

			4,151,477

	Media–1.82%
•	Comcast 5.119% 7/14/09	1,627,000	1,604,983
	5.70% 5/15/18	305,000	286,538
	5.875% 2/15/18	5,297,000	5,028,103
	6.30% 11/15/17	2,821,000	2,750,811
#	CSC Holdings 144A 8.50% 6/15/15	1,707,000	1,510,695
	Thomson Reuters 5.95% 7/15/13	2,500,000	2,329,818
	6.50% 7/15/18	3,410,000	3,106,172
	Time Warner Cable 7.30% 7/1/38	3,133,000	3,264,834
	8.75% 2/14/19	3,920,000	4,269,605
#	Vivendi 144A 6.625% 4/4/18	5,050,000	4,081,910

			28,233,469

	Metals & Mining–0.47%
	ArcelorMittal 6.125% 6/1/18	5,300,000	3,635,020
	Rio Tinto Finance USA 5.875% 7/15/13	1,335,000	1,064,341
	7.125% 7/15/28	601,000	425,214
@#	Severstal 144A
	9.75% 7/29/13	4,081,000	2,183,335

			7,307,910

	Multiline Retail–0.42%
	Macy’s Retail Holdings 6.65% 7/15/24	3,270,000	1,798,222
	Target 5.125% 1/15/13	3,260,000	3,221,695
	6.00% 1/15/18	1,000,000	969,882
	7.00% 1/15/38	600,000	557,719

			6,547,518

	Oil, Gas & Consumable Fuels–2.38%
	Enterprise Products Operating 6.30% 9/15/17	3,365,000	2,852,558
	6.50% 1/31/19	1,881,000	1,585,277
	6.875% 3/1/33	1,860,000	1,429,390
	Kinder Morgan Energy Partners 5.80% 3/15/35	1,885,000	1,315,935
	6.95% 1/15/38	3,327,000	2,697,997
	7.30% 8/15/33	1,570,000	1,306,545

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Nexen 5.05% 11/20/13		745,000	$688,083
	5.65% 5/15/17		2,285,000	1,915,753
	Plains All American Pipeline 6.50% 5/1/18		3,557,000	2,841,321
	6.65% 1/15/37		600,000	413,867
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		2,720,000	2,027,823
	Shell International Finance 6.375% 12/15/38		5,615,000	6,339,267
	Suncor Energy 5.95% 12/1/34		3,395,000	2,518,605
	Talisman Energy 6.25% 2/1/38		1,510,000	1,099,398
	TransCanada Pipelines 5.85% 3/15/36		1,810,000	1,544,285
	•6.35% 5/15/67		1,430,000	640,008
	7.25% 8/15/38		3,785,000	3,779,083
	XTO Energy 6.75% 8/1/37		1,995,000	1,874,119

				36,869,314

	Paper & Forest Products–0.07%
@#	Nine Dragons Paper Holdings 144A 9.875% 4/29/13		3,270,000	1,110,070

				1,110,070

	Pharmaceuticals–1.21%
	AstraZeneca 6.45% 9/15/37		1,885,000	2,150,125
	GlaxoSmithKline Capital 4.375% 4/15/14		1,355,000	1,330,438
	5.65% 5/15/18		4,800,000	5,050,752
	Wyeth 5.50% 2/1/14		10,083,000	10,253,433

				18,784,748

	Real Estate Investment Trusts–0.09%
	Regency Centers 5.875% 6/15/17		2,166,000	1,373,744

				1,373,744

	Road & Rail–0.09%
@	Red Arrow International Leasing 8.375% 6/30/12	RUB	88,619,333	1,393,066

				1,393,066

	Software–0.49%
	Oracle 5.75% 4/15/18		7,300,000	7,649,298

				7,649,298

	Wireless Telecommunication Services–2.01%
	AT&T Wireless 8.125% 5/1/12		8,367,000	8,979,037
	MetroPCS Wireless
	9.25% 11/1/14		1,510,000	1,359,000
	Rogers Communications 6.80% 8/15/18		9,068,000	9,178,620
	7.50% 8/15/38		75,000	81,524
#	Verizon Wireless 144A 8.50% 11/15/18		2,170,000	2,546,936
	Vodafone Group 5.00% 12/16/13		2,800,000	2,696,425
	5.00% 9/15/15		1,330,000	1,221,306
	5.375% 1/30/15		4,500,000	4,243,901
	6.15% 2/27/37		885,000	877,662

				31,184,411

	Total Corporate Bonds (Cost $504,140,763)			486,867,070

	MUNICIPAL BONDS–2.12%
§	California State 5.00% 2/1/33-14		5,000	5,743
	California State University Systemwide Revenue Series A 5.00% 11/1/30 (AMBAC)		2,090,000	1,891,471
	Massachusetts Bay Transportation Authority 5.00% 7/1/19		1,075,000	1,178,028
	Massachusetts Health & Education Facilities Authority Revenue (Harvard University) Series A 5.00% 7/15/36		1,200,000	1,199,976
	Mississippi Single Family Mortgage Taxable Revenue Series G Class 3 6.93% 11/1/23 (GNMA) (FNMA)		32,149	33,034
	New Jersey Economic Development Authority Revenue Series A (Cigarette Tax) 5.75% 6/15/29		2,060,000	1,486,805
	New York Sales Tax Asset Receivables Series B 4.66% 10/15/14 (FGIC) (MBIA)		400,000	391,556
	New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC) (MBIA)		2,185,000	2,150,302
	North Texas Tollway Authority (First Tier System) Refunding Series A 5.50% 1/1/18		860,000	858,194
	6.00% 1/1/19		430,000	440,505
	6.00% 1/1/20		2,150,000	2,188,872

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	MUNICIPAL BONDS (continued)

	Oregon State Taxable Pension 5.892% 6/1/27	2,915,000	$2,824,810
	Portland, Oregon Sewer System Revenue Refunding (First Lien) Series A 5.00% 6/15/18	3,970,000	4,341,750
	Texas Transportation Community Mobility 5.00% 4/1/19	3,385,000	3,710,468
	Triborough, New York Bridge & Tunnel Authority Series A 5.00% 11/15/18	2,800,000	3,037,104
	5.00% 11/15/19	2,800,000	2,975,280
	University of Texas Financing Authority Refunding Series A 5.25% 8/15/18	1,075,000	1,217,190
	West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	690,000	645,392
@	West Virginia Tobacco Settlement Finance Authority Series A 7.467% 6/1/47	3,655,000	2,304,039

	Total Municipal Bonds (Cost $35,283,046)		32,880,519

	NON-AGENCY ASSET-BACKED SECURITIES–10.61%
•	American Express Credit Account Master Trust
	Series 2008-3 A 2.145% 8/15/12	3,300,000	3,147,430
•	Bank of America Credit Card Trust
	Series 2006-A10 A10
	1.175% 2/15/12	18,315,000	17,613,121
	Series 2008-A5 A5
	2.395% 12/16/13	7,000,000	6,222,530
	Series 2008-A7 A7
	1.895% 12/15/14	2,005,000	1,667,788
#	Cabela’s Master Credit Card Trust
	Series 2008-1A A1 144A 4.31% 12/16/13	3,495,000	3,266,150
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	4,605,000	4,494,415
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	3,000,000	2,253,968
	Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	1,200,000	1,192,014
	Series 2008-A A3 4.94% 4/25/14	4,230,000	4,096,206
@#	Cendant Timeshare Receivables Funding Series 2004-1A A1 144A
	3.67% 5/20/16	164,358	147,417
	Chase Issuance Trust Series 2008-A9 A9
	4.26% 5/15/13	3,110,000	2,908,388
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39	8,330,000	5,737,726
	•Series 2007-A6 A6 4.74% 7/12/12	56,000,000	51,450,158
@	Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	4,700,000	3,304,460
	CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11	1,650,000	1,622,416
	Series 2008-A A3 4.12% 5/15/12	1,215,000	1,170,729
	Series 2008-A A4A 4.93% 8/15/14	2,020,000	1,862,890
	Series 2008-B A3A 4.78% 7/16/12	2,000,000	1,912,810
@#	Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A
	5.50% 4/25/35	855	0
	DaimlerChrysler Auto Trust
	Series 2008-B A3A 4.71% 9/10/12	2,765,000	2,557,836
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20	5,360,000	4,058,886
	Series 2008-A4 A4 5.65% 12/15/15	5,600,000	4,971,069
@#	Dunkin Securitization
	Series 2006-1 A2 144A 5.779% 6/20/31	5,371,000	3,986,963
	Ford Credit Auto Owner Trust
	Series 2007-B A3A 5.15% 11/15/11	2,150,000	2,064,920
@•	GMAC Mortgage Loan Trust
	Series 2006-HE3 A2 5.75% 10/25/36	1,120,000	767,272
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	2.195% 7/15/17	4,700,000	3,995,000
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12	1,228,070	1,222,605
	Series 2007-2 A3 5.10% 5/15/12	1,150,000	1,142,003

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)

	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12	1,200,000	$1,179,536
	Series 2008-A A3 4.93% 12/17/12	2,000,000	1,691,200
	John Deere Owner Trust
	Series 2008-A A3 4.18% 6/15/12	2,405,000	2,305,548
@•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35	1,323,393	1,005,779
•	MBNA Credit Card Master Note Trust Series 2005-A4 A4
	1.235% 11/15/12	1,925,000	1,774,543
@	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	719,133	626,962
	Series 2004-1 A 6.005% 8/15/37	427,605	360,655
	Series 2005-1 A 5.745% 1/15/40	437,331	341,118
	#Series 2006-1 A 144A 5.787% 10/15/40	1,579,359	1,281,656
@	Renaissance Home Equity Loan Trust
	Series 2006-1 AF3 5.608% 5/25/36	2,410,000	2,267,551
	Series 2006-2 AF3 5.797% 8/25/36	1,780,000	1,454,582
	πSeries 2007-2 AF2 5.675% 6/25/37	1,565,000	1,186,049
	RSB Bondco Series 2007-A A2
	5.72% 4/1/18	2,835,000	2,747,297
@=#	Sail NIM
	Series 2003-10A A 144A 7.50% 10/27/33	65,901	0
	Structured Asset Securities
	π@Series 2001-SB1 A2
	3.375% 8/25/31	1,363,319	1,117,702
	Series 2005-2XS 1A2A 4.51% 2/25/35	4,888,753	4,290,132
	World Omni Auto Receivables Trust
	Series 2008-A A3A
	3.94% 10/15/12	2,250,000	2,141,813

	Total Non-Agency Asset-Backed Securities (Cost $183,841,842)		164,609,293

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–10.17%
•	ARM Trust
	Series 2005-10 3A11 5.414% 1/25/36	3,899,794	2,801,024
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33	1,716,838	1,561,250
	Series 2004-2 1A1 6.00% 3/25/34	1,756,191	1,456,541
	Series 2004-10 1CB1 6.00% 11/25/34	953,595	838,568
	Series 2004-11 1CB1 6.00% 12/25/34	3,254,322	2,536,337
	@Series 2005-9 5A1 5.50% 10/25/20	2,321,261	1,809,860
	Bank of America Funding Securities Series 2005-8 1A1 5.50% 1/25/36	1,675,897	1,298,820
	@•Series 2006-F 1A2 5.177% 7/20/36	3,035,638	1,096,049
	Bank of America Mortgage Securities
	@•Series 2003-D 1A2 5.372% 5/25/33	6,811	4,989
	•Series 2004-L 4A1 5.153% 1/25/35	1,837,189	1,407,395
	Series 2005-9 2A1 4.75% 10/25/20	4,205,099	3,979,075
•	Bear Stearns ARM Trust
	Series 2007-3 1A1 5.472% 5/25/47	4,202,995	2,431,370
@•	Bear Stearns Alternative A Trust
	Series 2006-R1 2E13 5.041% 8/25/36	875,000	388,977
@	Bear Stearns Asset-Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	3,107,687	2,168,223
	Chase Mortgage Finance
	Series 2003-S8 A2 5.00% 9/25/18	2,188,626	2,027,215
	Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	3,974,186	3,456,302
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35	1,243,006	1,093,068
	•Series 2004-J7 1A2 4.673% 8/25/34	51,375	47,378
	Series 2004-J8 1A1 7.00% 9/25/34	1,370,611	1,226,269
	@Series 2005-57CB 4A3 5.50% 12/25/35	3,217,445	2,700,467
	π@•Series 2005-63 3A1 5.886% 11/25/35	3,548,713	1,698,065

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

	Countrywide Alternative Loan Trust (continued)

	@Series 2005-85CB 2A2 5.50% 2/25/36	3,544,569	$2,291,403
	@Series 2006-2CB A3 5.50% 3/25/36	3,086,182	2,009,998
◆	Countrywide Home Loan Mortgage Pass Through Trust
	@•Series 2004-HYB4 M 4.589% 9/20/34	993,579	602,826
	Series 2005-23 A1 5.50% 11/25/35	6,020,899	4,786,614
	Series 2006-1 A2 6.00% 3/25/36	2,716,106	1,818,094
	@Series 2006-1 A3 6.00% 3/25/36	403,453	233,751
	@•Series 2006-HYB1 3A1 5.235% 3/20/36	2,346,898	1,121,357
	π@•Series 2006-HYB3 3A1A 6.057% 5/20/36	3,299,051	2,959,240
	•Series 2007-HYB2 3A1 5.418% 2/25/47	8,413,525	3,671,989
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	200,705	179,568
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33	582,308	559,607
	•Series 2004-AR5 4A1 5.708% 10/25/34	1,515,578	963,625
	•Series 2007-AR2 1A1 5.846% 8/25/37	826,164	537,289
	•Series 2007-AR3 2A2 6.298% 11/25/37	6,852,266	4,426,095
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.173% 5/25/35	3,594,292	2,327,602
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	465,295	464,132
	•Series 1999-3 A 8.00% 8/19/29	804,015	911,354
	Series 2005-RP1 1A3 8.00% 1/25/35	2,046,273	1,844,824
	Series 2005-RP1 1A4 8.50% 1/25/35	1,740,750	1,616,491
	Series 2006-RP1 1A3 8.00% 1/25/36	1,054,672	896,635
	Series 2006-RP1 1A4 8.50% 1/25/36	780,812	637,135
	GSR Mortgage Loan Trust
	•Series 2005-AR6 3A1 4.56% 9/25/35	13,779,284	8,784,728
	@Series 2006-1F 5A2 6.00% 2/25/36	1,204,480	637,621
•	JPMorgan Mortgage Trust Series 2005-A1 4A1 4.777% 2/25/35	3,757,069	2,931,404
	Series 2005-A4 1A1 5.397% 7/25/35	2,114,510	1,489,537
	Series 2005-A6 1A2 5.14% 9/25/35	4,865,000	2,785,767
	Series 2006-A2 3A3 5.678% 4/25/36	3,729,000	2,035,102
	@Series 2007-A1 B1 4.813% 7/25/35	442,784	165,827
@	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	1,955,539	1,653,232
	Series 2006-1 1A3 5.50% 2/25/36	1,233,553	1,039,319
•	MASTR ARM Trust Series 2003-6 1A2 5.71% 12/25/33	313,081	254,743
	Series 2005-6 7A1 5.336% 6/25/35	1,279,757	725,278
	Series 2006-2 4A1 4.982% 2/25/36	2,067,423	1,453,757
	MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	244,193	219,621
	Series 2003-6 3A1 8.00% 9/25/33	261,377	258,647
	Series 2003-9 1A1 5.50% 12/25/18	1,534,296	1,472,446
#	MASTR Reperforming Loan Trust 144A Series 2005-1 1A5 8.00% 8/25/34	1,754,515	1,898,667
	Series 2005-2 1A4 8.00% 5/25/35	2,240,224	2,415,811
@•	Merrill Lynch Mortgage Investors Trust Series 2005-A2 A3 4.487% 2/25/35	608,919	273,176
	Residential Asset Mortgage Products Series 2004-SL4 A3 6.50% 7/25/32	989,709	879,295
•	Residential Funding Mortgage Securities I
	@Series 2006-SA2 3A2 5.85% 8/25/36	588,072	197,722

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•	Residential Funding Mortgage Securities I (continued)
	Series 2006-SA3 3A1 6.048% 9/25/36	3,325,499	$2,075,502
•	Structured ARM Loan Trust Series 2004-18 5A 5.50% 12/25/34	1,577,060	1,151,280
	@Series 2005-22 4A2 5.37% 12/25/35	186,031	75,566
	@Series 2006-5 5A4 5.521% 6/25/36	763,306	258,326
•	Structured Asset Securities Series 2002-22H 1A 6.939% 11/25/32	275,074	260,095
	@Series 2005-6 B2 5.339% 5/25/35	803,090	143,605
	@◆Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-9 3CB 5.50% 10/25/20	2,597,881	2,025,537
	Series 2006-5 2CB3 6.00% 7/25/36	3,679,545	1,754,250
◆	Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	2,994,284	2,953,113
	Series 2004-CB3 4A 6.00% 10/25/19	1,925,310	1,650,953
	@•Series 2006-AR8 1A5 5.871% 8/25/46	637,608	185,015
	@•Series 2006-AR8 2A3 6.127% 8/25/36	418,697	137,055
	•Series 2006-AR10 1A1 5.929% 9/25/36	4,023,429	2,326,394
	•Series 2006-AR14 1A4 5.631% 11/25/36	3,149,075	1,663,805
	•Series 2007-HY1 1A1 5.706% 2/25/37	6,704,740	3,657,293
	•Series 2007-HY3 4A1 5.347% 3/25/37	13,797,390	7,894,044
	Wells Fargo Mortgage-Backed Securities Trust
	•Series 2004-T A1 4.864% 9/25/34	606,450	412,003
	@Series 2005-7 A2 5.25% 9/25/35	2,494,208	1,184,749
	@Series 2005-11 1A3 5.50% 11/25/35	2,456,998	1,167,074
	Series 2005-18 1A1 5.50% 1/25/36	2,932,501	2,126,063
	@•Series 2005-AR16 6A4 5.002% 10/25/35	4,630,218	2,125,108
	@Series 2006-4 2A3 5.75% 4/25/36	1,733,197	952,175
	Series 2006-7 2A1 6.00% 6/25/36	6,417,203	4,680,547
	•Series 2006-AR6 7A1 5.113% 3/25/36	7,293,574	5,461,614
	•Series 2006-AR10 5A1 5.594% 7/25/36	3,145,889	1,783,216
	@•Series 2006-AR11 A7 5.512% 8/25/36	3,540,494	1,277,782
	@•Series 2006-AR12 2A2 6.099% 9/25/36	1,491,638	510,094
	•Series 2006-AR19 A1 5.629% 12/25/36	3,128,383	2,029,797
	Series 2007-8 2A6 6.00% 7/25/37	1,132,066	679,472
	Series 2007-13 A7 6.00% 9/25/37	4,160,575	2,743,379

	Total Non-Agency Collateralized Mortgage Obligations (Cost $233,562,188)		157,803,477

	«SENIOR SECURED LOANS–1.35%
	ARAMARK Synthetic LOC 3.334% 1/26/14	286,130	238,612
	Term B 5.637% 1/26/14	4,503,870	3,755,913
	Bausch & Lomb Term B 7.019% 4/11/15	1,593,561	1,095,135
	Term DD 5.507% 4/11/15	402,414	276,549
	Community Health Systems Term B 4.445% 7/2/14	1,902,690	1,499,320
	Term DD 3.374% 8/25/14	97,310	76,680
	CSC Holdings Term B 2.947% 3/30/13	1,994,872	1,696,888
	Dr Pepper Snapple Group 3.438% 4/10/13	3,376,170	3,072,315
	Ford Motor Term B 5.00% 11/29/13	2,730,000	1,120,051
	General Motors Term B 5.795% 11/17/13	3,341,744	1,542,766
	HCA Term B1 6.012% 11/18/13	1,994,911	1,574,872
	Texas Competitive Electric Holdings Loan B2 5.603% 10/10/14	2,338,655	1,627,318
	Wrigley Term B 7.75% 7/17/14	3,500,000	3,363,885

	Total Senior Secured Loans (Cost $22,312,751)		20,940,304

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	«SENIOR SECURED LOANS (Continued)
	SOVEREIGN DEBT–2.25%
	Germany–0.96%
	Bundesobligation 3.50% 4/12/13	EUR	10,241,400	$14,957,531

				14,957,531

	Mexico–0.80%
	Mexican Government 10.00% 11/20/36	MXN	106,906,000	9,208,325
	United Mexican States 5.95% 3/19/19		3,150,000	3,165,750

				12,374,075

	Russia–0.19%
	Russia Government 7.50% 3/31/30		3,358,460	2,962,699

				2,962,699

	United Kingdom–0.30%
	U.K. Treasury 4.50% 3/7/13	GBP	2,889,000	4,562,609

				4,562,609

	Total Sovereign Debt (Cost $33,533,969)			34,856,914

	SUPRANATIONAL BANKS–1.40%
	European Investment Bank 6.00% 8/14/13	AUD	2,300,000	1,704,692
	6.125% 1/23/17	AUD	2,138,000	1,632,989
	7.75% 10/26/10	NZD	5,089,000	3,177,087
	11.25% 2/14/13	BRL	15,435,000	6,856,221
	Inter-American Development Bank 5.75% 6/15/11	AUD	4,150,000	3,045,073
	International Bank for Reconstruction & Development 7.50% 7/30/14	NZD	7,920,000	5,353,873

	Total Supranational Banks (Cost $26,148,978)			21,769,935

	U.S. TREASURY OBLIGATIONS–3.26%
≠	U.S. Treasury Bill 0.049% 4/2/09		9,345,000	9,342,524
	U.S. Treasury Bonds 4.375% 2/15/38		600,000	803,813
	U.S. Treasury Inflation Index Notes 1.625% 1/15/15		20,672,230	19,176,738
	U.S. Treasury Notes 1.50% 12/31/13		13,640,000	13,613,361
	3.75% 11/15/18		6,717,000	7,605,948

	Total U.S. Treasury Obligations (Cost $52,415,064)			50,542,384

			Number of Shares
•	PREFERRED STOCK–0.53%
	Bank of America 8.00%		860,000	619,475
	JPMorgan Chase 7.90%		5,770,000	4,812,330
	PNC Financial Services Group 8.25%		3,500,000	2,822,691

	Total Preferred Stock (Cost $10,013,455)			8,254,496

	WARRANT–0.00%
#†	Solutia144A, exercise price $7.59, expiration date 7/15/09		4,350	0

	Total Warrant (Cost $370,046)			0

			Principal Amount°
≠	DISCOUNTED COMMERCIAL PAPER–1.76%
	Northern Illinois Gas 0.35% 1/6/09		7,250,000	7,249,648
	Unilever Capital 0.651% 4/14/09		10,000,000	9,989,022
	Yale University 3.685% 1/8/09		10,000,000	9,992,902

	Total Discounted Commercial Paper (Cost $27,231,572)			27,231,572

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES – 103.84% (Cost $1,736,893,125)	$1,611,075,434

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS – (3.84%)	(59,623,821)

NET ASSETS APPLICABLE TO 132,847,171 SHARES OUTSTANDING – 100.00%	$1,551,451,613

NET ASSET VALUE–LVIP DELAWARE BOND FUND STANDARD CLASS ($898,901,311 / 76,985,650 Shares)	$11.676

NET ASSET VALUE–LVIP DELAWARE BOND FUND SERVICE CLASS ($652,550,302 / 55,861,521 Shares)	$11.682

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization — no par)	$1,675,681,173
Undistributed net investment income	9,912,836
Accumulated net realized loss on investments	(6,823,218)
Net unrealized depreciation of investments and foreign currencies	(127,319,178)

Total net assets	$1,551,451,613

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
EUR–European Monetary Unit
GBP–British Pound Sterling
JPY–Japanese Yen
MXN–Mexican Peso
NZD–New Zealand Dollar
RUB–Russian Ruble
USD–United States Dollar

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2008.

Zero coupon security. The rate shown is the yield at the time of purchase.

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $83,051,261, which represented 5.35% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $10,939, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $84,412,373, which represented 5.44% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

‡	Non income producing security. Security is currently in default.

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of the restricted securities was $7,853,876, or 0.51% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

	Date of
Investments	Acquisition	Cost	Value

Countrywide Alternative Loan Trust Series 2005-63 3A1 5.886% 11/25/35	9/28/05	$3,548,713	$1,698,065
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB3 3A1A 6.057% 5/20/36	3/29/06	3,299,051	2,959,240
Montpelier Re Holdings 6.125% 8/15/13	8/31/06	916,000	892,820
Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	5/14/07	1,565,000	1,186,049
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	12/7/04	1,363,319	1,117,702

Total			$7,853,876

Summary of Abbreviations:
AMBAC–Insured by the AMBAC Assurance Corporation
ARM–Adjustable Rate Mortgage
CBO–Collateralized Bond Obligation
FGIC–Insured by the Financial Guaranty Insurance Company
FNMA–Insured by Federal National Mortgage Association
GNMA–Government National Mortgage Association
GSMPS–Goldman Sachs Reperforming Mortgage Securities
LOC–Letter of Credit
MASTR–Mortgage Asset Securitization Transaction, Inc.
MBIA–Insured by the Municipal Bond Insurance Association
NIM–Net Interest Margin
PIK–Pay-in-Kind
REMICs–Real Estate Mortgage Investment Conduits
RSB–Rate Stabilization Bonds
S.F.–Single Family
TBA–To be announced
yr–Year

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

AUD	(7,394,796)	USD	4,744,945	1/7/09	$(511,960)
BRL	(2,419,675)	USD	999,866	1/30/09	(45,574)
EUR	(391,638)	USD	495,215	1/7/09	(51,737)
EUR	(2,709,294)	USD	3,420,131	1/7/09	(363,601)
GBP	(2,959,997)	USD	4,432,536	1/7/09	113,591
JPY	(119,998,591)	USD	1,278,648	1/7/09	(44,142)
JPY	662,069,381	USD	(7,043,291)	1/7/09	254,951
NZD	(12,580,942)	USD	6,718,223	1/7/09	(670,627)

					$(1,319,099)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

See accompanying notes

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at value (Cost $1,736,893,125)	$1,611,075,434
Foreign currencies (Cost $716,954)	719,923
Cash	8,007,037
Receivable for securities sold	85,779,231
Dividends and interest receivable	15,359,277
Receivable for fund shares sold	547,095

TOTAL ASSETS	1,721,487,997

LIABILITIES:
Payable for securities purchased	167,154,081
Payable for fund shares redeemed	890,673
Due to manager and affiliates	629,976
Other accured expenses	42,555
Foreign currency contracts, at value	1,319,099

TOTAL LIABILITIES	170,036,384

TOTAL NET ASSETS	$1,551,451,613

See accompanying notes

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$83,780,461
Dividends	500,181

84,280,642

EXPENSES:
Management fees	5,394,480
Distribution expenses-Service Class	2,211,637
Accounting and administration expenses	730,872
Reports and statements to shareholders	251,588
Custodian fees	45,054
Professional fees	40,198
Trustees’ fees	36,624
Other	60,716

8,771,169
Less expense paid indirectly	(45,054)

Total operating expenses	8,726,115

NET INVESTMENT INCOME	75,554,527

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(20,267,399)
Foreign currencies	2,386,571
Futures contracts	14,557,747
Written options	2,849,448

Net realized loss	(473,633)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(128,266,796)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(128,740,429)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,185,902)

See accompanying notes

LVIP Delaware Bond Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$75,554,527	$74,415,733
Net realized gain (loss) on investments and foreign currencies	(473,633)	9,280,144
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(128,266,796)	(4,874,523)

Net increase (decrease) in net assets resulting from operations	(53,185,902)	78,821,354

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(45,382,409)	(48,475,945)
Service Class	(29,815,570)	(26,654,591)
Net realized gain on investments:
Standard Class	(358,605)	—
Service Class	(238,286)	—

	(75,794,870)	(75,130,536)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	151,348,127	150,721,070
Service Class	254,929,584	170,247,551
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	45,741,014	48,475,945
Service Class	30,053,855	26,654,591
Net assets from Fund merger[1]:
Service Class	—	23,363,861

	482,072,580	419,463,018

Cost of shares repurchased:
Standard Class	(214,211,017)	(153,801,679)
Service Class	(168,946,096)	(93,048,415)

	(383,157,113)	(246,850,094)

Increase in net assets derived from capital share transactions	98,915,467	172,612,924

NET INCREASE (DECREASE) IN NET ASSETS	(30,065,305)	176,303,742
NET ASSETS:
Beginning of year	1,581,516,918	1,405,213,176

End of year (including undistributed net investment income of $9,912,836 and $6,527,684, respectively)	$1,551,451,613	$1,581,516,918

1See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$12.678	$12.640	$12.620	$12.966	$13.223

Income (loss) from investment operations:
Net investment income[1]	0.603	0.648	0.619	0.520	0.566
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.990)	0.032	(0.028)	(0.188)	0.103

Total from investment operations	(0.387)	0.680	0.591	0.332	0.669

Less dividends and distributions from:
Net investment income	(0.610)	(0.642)	(0.571)	(0.546)	(0.534)
Net realized gain on investments	(0.005)	—	—	(0.132)	(0.392)

Total dividends and distributions	(0.615)	(0.642)	(0.571)	(0.678)	(0.926)

Net asset value, end of period	$11.676	$12.678	$12.640	$12.620	$12.966

Total return[2]	(2.92% )	5.45%	4.71%	2.64%	5.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$898,902	$992,363	$943,819	$921,661	$898,105
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.41%	0.42%
Ratio of net investment income to average net assets	4.83%	5.06%	4.89%	4.02%	4.31%
Portfolio turnover	261%	462%	397%	270%	329%
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$12.676	$12.640	$12.621	$12.966	$13.222

Income (loss) from investment operations:
Net investment income[1]	0.559	0.616	0.587	0.488	0.534
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.986)	0.030	(0.029)	(0.188)	0.103

Total from investment operations	(0.427)	0.646	0.558	0.300	0.637

Less dividends and distributions from:
Net investment income	(0.562)	(0.610)	(0.539)	(0.513)	(0.501)
Net realized gain on investments	(0.005)	—	—	(0.132)	(0.392)

Total dividends and distributions	(0.567)	(0.610)	(0.539)	(0.645)	(0.893)

Net asset value, end of period	$11.682	$12.676	$12.640	$12.621	$12.966

Total return[2]	(3.26% )	5.17%	4.45%	2.39%	5.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$652,550	$589,154	$461,394	$345,440	$201,444
Ratio of expenses to average net assets	0.75%	0.65%	0.65%	0.66%	0.67%
Ratio of net investment income to average net assets	4.48%	4.81%	4.64%	3.77%	4.06%
Portfolio turnover	261%	462%	397%	270%	329%
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting –Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $40,287 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $93,293 and $33,277, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. Prior to January 1, 2008, the Plan Fee was limited to 0.25%. The Plan Fee may be adjusted by the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$436,508
Fees Payable to DSC	3,245
Distribution Fees Payable to LFD	190,223

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $3,205,807,509 and sales of $2,780,839,621 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2008, the Fund made purchases of $940,671,647 and sales of $1,207,653,670 of long-term U.S. government securities.

At December 31, 2008, the cost of investments for federal income tax purposes was $1,737,452,370. At December 31, 2008, net unrealized depreciation was $126,376,936, of which $36,707,158 related to unrealized appreciation of investments and $163,084,094 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$50,542,384	$—
Level 2	1,531,406,887	(1,319,099)
Level 3	29,126,163	—

Total	$1,611,075,434	$(1,319,099)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 12/31/07	$26,054,718
Net realized loss	(2,562,358)
Net change in unrealized appreciation/depreciation	(9,246,182)
Net purchases, sales, and settlements	17,538,901
Net transfers in and/or out of Level 3	(2,658,916)

Balance as of 12/31/08	$29,126,163

Net change in unrealized appreciation/depreciation on investments still held as of 12/31/08	$(10,126,287)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07

Ordinary income	$75,197,979	$75,130,536
Long-term capital gain	596,891	—

Total	$75,794,870	$75,130,536

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,675,681,173
Undistributed ordinary income	10,086,039
Post-October losses	(2,981,950)
Post-October currency losses	(1,343,045)
Other temporary differences	(149,257)
*Capital loss carryforwards	(3,282,023)
Unrealized depreciation of investments and foreign currencies	(126,559,324)

Net assets	$1,551,451,613

*	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Jefferson Pilot Variable Fund Inc. (JPVF) High Yield Bond Portfolio on April 30, 2007 (See Note 7).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, and mark-to-market on futures contracts and foreign currency contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown losses on mortgage- and asset-backed securities, tax treatment of contingent payment debt instruments, gain (loss) on foreign currency transactions and capital loss carry forwards expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Paid-in	Undistributed Net	Accumulated Net
Capital	Investment Income	Realized Loss

$(248,321)	$3,028,604	$(2,780,283)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $248,321 expired in 2008. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $1,704,897 expires in 2009, and $1,577,126 expires in 2016.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	12,006,758	11,772,737
Service Class	20,431,427	13,312,364
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,994,153	3,854,405
Service Class	2,624,920	2,119,303
Shares issued from Fund merger*:
Service Class	—	1,817,351

	39,057,258	32,876,160

Shares repurchased:
Standard Class	(17,291,893)	(12,018,859)
Service Class	(13,671,262)	(7,276,567)

	(30,963,155)	(19,295,426)

Net increase	8,094,103	13,580,734

*	See Note 7

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of JPVF High Yield Bond Portfolio (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets	$23,363,861
Accumulated net realized loss	(3,460,977)
Net unrealized appreciation	809,334

The net assets of the Fund prior to the Reorganization were $1,458,067,105. The combined net assets after the Reorganization were $1,481,430,966.

8.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

8. Foreign Currency Exchange Contracts (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9.	Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10.	Written Options
During the year ended December 31, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2008 for the Fund were as follows:

	Number of
	contracts	Premiums

Options outstanding at December 31, 2007	—	$—
Options written	7,593	4,790,072
Options expired	(1,915)	(1,026,766)
Options terminated in closing purchase transactions	(5,678)	(3,763,306)

Options outstanding at December 31, 2008	—	$—

11.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

11. Credit and Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Delaware Bond Fund–27

12. Contractual Obligations (continued)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP Delaware Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.79%	99.21%	100.00%	0.47%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC), a series of Delaware Management Business Trust, on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that the Fund’s shorter term performance was in line with the average of its peer group and that its longer term performance was good. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Delaware Bond Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Delaware Bond Fund–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Bond Fund–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–32

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth
and Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Delaware Growth and Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Growth and Income Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (35.76%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell 1000® Index*, returned (37.60%).

Equity markets were extremely volatile in 2008 as weakening economic activity and a crisis of confidence in the global financial system led to a decline in the Russell 1000 Index* of 37.60%. The U.S. housing market, which has been the focal point of economic instability since 2007, saw no signs of improvement as home prices dropped almost 20% during the year. Major financial institutions across the globe were rattled by rapidly declining asset values of mortgage-related securities and heightened illiquidity across all sectors of the credit markets. Bear Stearns, Lehman Brothers, American International Group (AIG), Fannie Mae and Freddie Mac were among the major victims of the credit crisis after deterioration in their capital positions left them with no other option except bankruptcy, forced merger and acquisition (M&A), or government takeover. In response to the disruptions in the financial system, the U.S. Treasury and Federal Reserve utilized a variety of conventional and unconventional techniques to restore order: lowering the Federal Funds rate from 4.25% to 0.25%, buying equity stakes in financial institutions, and the establishment of a program to purchase mortgage-backed securities as a means to support fixed income markets. While the government was successful in mitigating a widespread collapse in the financial system, their efforts were not able to prevent the U.S. economy from entering into recession. Rising unemployment, tight lending standards, and the collapse of commodity prices have dimmed growth prospects in the U.S. and abroad for the foreseeable future.

The Fund’s return exceeded that of its benchmark for the year. The Fund’s outperformance relative to the Russell 1000 Index* was attributable to stock selection in the finance, technology, and consumer services areas. On the downside, adverse stock selection in the consumer staples, consumer discretionary, and basic materials sectors detracted from Fund returns versus the benchmark. On a stock specific basis, a lack of exposure to Wachovia and Citigroup combined with an overweight position in Merrill Lynch had a positive impact on performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in AIG, Textron, and Prudential. At December 31, 2008, the Fund no longer held positions in AIG and Textron.

Looking into 2009, hopes rest on President Barack Obama and his new administration to provide much-needed stimulus to the economy in the form of infrastructure spending and capital injections in the financial markets. We view current valuations in the market as extremely attractive, and seek to take advantage of situations where draconian market expectations have gotten out of line with underlying company fundamentals. We expect volatile equity markets over the near term but remain confident that the unconventional techniques being utilized by U.S. and foreign governments to stimulate the global economy will provide positive support to the markets over the long term.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,631. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have decreased to $8,962. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−35.76%

Five Years	−1.97%

Ten Years	−1.46%

Service Class Shares

One Year	−35.99%

Inception (5/19/04)	−1.99%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$712.20	0.42%	$1.81
Service Class Shares	1,000.00	710.90	0.77%	3.31

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.03	0.42%	$2.14
Service Class Shares	1,000.00	1,021.27	0.77%	3.91

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.89%

Aerospace & Defense	4.55%
Beverages	1.99%
Biotechnology	4.92%
Capital Markets	0.68%
Chemicals	3.34%
Commercial Banks	3.74%
Commercial & Professional Services	0.75%
Communications Equipment	2.77%
Computers & Peripherals	4.66%
Construction & Engineering	0.59%
Consumer Finance	0.73%
Containers & Packaging	0.89%
Diversified Consumer Services	0.55%
Diversified Financial Services	3.11%
Diversified Telecommunication Services	3.08%
Electric Utilities	3.13%
Electrical Equipment	0.58%
Energy Equipment & Services	2.46%
Food & Staples Retailing	3.74%
Food Products	0.52%
Health Care Equipment & Supplies	2.37%
Health Care Providers & Services	2.17%
Hotels, Restaurants & Leisure	2.80%
Household Durables	0.59%
Household Products	3.11%
Industrial Conglomerates	1.55%
Insurance	3.56%
Internet Software & Services	1.29%
IT Services	1.42%
Life Sciences Tools & Services	0.61%
Machinery	0.46%
Media	2.44%
Metals & Mining	0.39%
Multi-Utilities	0.90%
Oil, Gas & Consumable Fuels	10.93%
Pharmaceuticals	6.28%
Real Estate Investment Trusts	0.61%
Road & Rail	1.09%
Semiconductors & Semiconductor Equipment	2.38%
Software	3.68%
Textiles, Apparel & Luxury Goods	1.26%
Tobacco	0.60%
Wireless Telecommunication Services	0.62%

Discounted Commercial Paper	0.28%

U.S. Treasury Obligation	1.70%

Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	3.94%
Procter & Gamble	3.11%
Johnson & Johnson	2.65%
Wal-Mart Stores	2.34%
Microsoft	2.19%
PepsiCo	1.99%
JPMorgan Chase	1.93%
Verizon Communications	1.89%
Intel	1.72%
McDonald’s	1.67%

Total	23.43%

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.89%
	Aerospace & Defense–4.55%
	Boeing	159,300	$6,797,331
	Goodrich	311,300	11,524,326
	Honeywell International	178,100	5,847,023
	Rockwell Collins	202,100	7,900,089
	United Technologies	283,600	15,200,960

			47,269,729

	Beverages–1.99%
	PepsiCo	377,700	20,686,629

			20,686,629

	Biotechnology–4.92%
†	Amgen	276,400	15,962,100
†	Genentech	171,400	14,210,774
†	Gilead Sciences	312,900	16,001,706
†	Vertex Pharmaceuticals	160,500	4,875,990

			51,050,570

	Capital Markets–0.68%
	Blackstone Group	449,800	2,937,194
	Merrill Lynch	350,900	4,084,476

			7,021,670

	Chemicals–3.34%
	Cytec Industries	125,900	2,671,598
	Dow Chemical	428,000	6,458,520
	duPont (E.I.) deNemours	374,200	9,467,260
	Lubrizol	215,400	7,838,406
	Monsanto	116,600	8,202,810

			34,638,594

	Commercial Banks–3.74%
	BB&T	181,200	4,975,752
	PNC Financial Services Group	120,700	5,914,300
	U.S. Bancorp	449,700	11,246,997
	Wells Fargo	565,800	16,679,784

			38,816,833

	Commercial & Professional Services–0.75%
†	FTI Consulting	54,800	2,448,464
	Republic Services	215,600	5,344,724

			7,793,188

	Communications Equipment–2.77%
†	Cisco Systems	1,002,700	16,344,010
	QUALCOMM	347,800	12,461,674

			28,805,684

	Computers & Peripherals–4.66%
†	Apple	183,500	15,661,725
†	EMC	995,300	10,420,791
	Hewlett Packard	381,300	13,837,377
	International Business Machines	101,300	8,525,408

			48,445,301

	Construction & Engineering–0.59%
	Fluor	137,100	6,151,677

			6,151,677

	Consumer Finance–0.73%
	Capital One Financial	236,400	7,538,796

			7,538,796

	Containers & Packaging–0.89%
†	Owens-Illinois	339,600	9,281,268

			9,281,268

	Diversified Consumer Services–0.55%
	DeVry	99,000	5,683,590

			5,683,590

	Diversified Financial Services–3.11%
	Bank of America	869,700	12,245,376
	JPMorgan Chase	637,300	20,094,069

			32,339,445

	Diversified Telecommunication Services–3.08%
	AT&T	278,400	7,934,400
	Embarq	121,500	4,369,140
	Verizon Communications	579,700	19,651,830

			31,955,370

	Electric Utilities–3.13%
	Exelon	224,700	12,495,567
	FirstEnergy	175,500	8,525,790
	PPL	375,100	11,511,819

			32,533,176

	Electrical Equipment–0.58%
	Roper Industries	139,600	6,060,036

			6,060,036

	Energy Equipment & Services–2.46%
†	Nabors Industries	385,100	4,609,647
†	National Oilwell Varco	283,500	6,928,740
	Noble	134,700	2,971,482
	Schlumberger	260,400	11,022,732

			25,532,601

	Food & Staples Retailing–3.74%
	CVS Caremark	507,100	14,574,054
	Wal-Mart Stores	433,700	24,313,222

			38,887,276

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Food Products–0.52%
	JM Smucker	125,500	$5,441,680

			5,441,680

	Health Care Equipment & Supplies–2.37%
†	Gen-Probe	135,600	5,809,104
†	Hologic	563,700	7,367,559
	Medtronic	362,700	11,396,034

			24,572,697

	Health Care Providers & Services–2.17%
†	Express Scripts	195,100	10,726,598
	UnitedHealth Group	444,000	11,810,400

			22,536,998

	Hotels, Restaurants & Leisure–2.80%
	Burger King Holdings	493,300	11,780,004
	McDonald’s	278,200	17,301,258

			29,081,262

	Household Durables–0.59%
†	Jarden	536,800	6,173,200

			6,173,200

	Household Products–3.11%
	Procter & Gamble	522,900	32,325,678

			32,325,678

	Industrial Conglomerates–1.55%
	General Electric	993,000	16,086,600

			16,086,600

	Insurance–3.56%
	Berkley (W.R.)	257,400	7,979,400
	Everest Re Group	83,700	6,372,918
	Hanover Insurance Group	166,100	7,137,317
	Prudential Financial	200,800	6,076,208
	Travelers	207,300	9,369,960

			36,935,803

	Internet Software & Services–1.29%
†	Google Class A	43,500	13,382,775

			13,382,775

	IT Services–1.42%
	Accenture Class A	200,700	6,580,953
	Visa Class A	155,500	8,155,975

			14,736,928

	Life Sciences Tools & Services–0.61%
†	Thermo Fisher Scientific	185,900	6,333,613

			6,333,613

	Machinery–0.46%
	Caterpillar	107,400	4,797,558

			4,797,558

	Media–2.44%
	Comcast Class A	622,800	10,512,864
	Disney (Walt)	426,400	9,675,016
†	Viacom Class B	271,900	5,182,414

			25,370,294

	Metals & Mining–0.39%
	Freeport-McMoRan Copper & Gold	165,100	4,035,044

			4,035,044

	Multi-Utilities–0.90%
	Sempra Energy	219,000	9,335,970

			9,335,970

	Oil, Gas & Consumable Fuels–10.93%
	Apache	107,500	8,011,975
	Arch Coal	250,200	4,075,758
	Chevron	179,000	13,240,630
	ConocoPhillips	270,600	14,017,080
	EOG Resources	150,600	10,026,948
	Exxon Mobil	512,800	40,936,824
	Occidental Petroleum	284,300	17,055,157
	St. Mary Land & Exploration	300,400	6,101,124

			113,465,496

	Pharmaceuticals–6.28%
	Johnson & Johnson	459,100	27,467,953
	Merck	567,300	17,245,920
	Pfizer	450,900	7,985,439
	Wyeth	333,000	12,490,830

			65,190,142

	Real Estate Investment Trusts–0.61%
	Host Hotels & Resorts	336,900	2,550,333
	Simon Property Group	71,200	3,782,856

			6,333,189

	Road & Rail–1.09%
	Norfolk Southern	240,500	11,315,525

			11,315,525

	Semiconductors & Semiconductor Equipment–2.38%
	Applied Materials	678,200	6,870,166
	Intel	1,217,100	17,842,686

			24,712,852

	Software–3.68%
†	McAfee	165,200	5,710,964
	Microsoft	1,169,900	22,742,856

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Software (continued)

†	Nuance Communications	426,800	$4,421,648
†	Symantec	391,800	5,297,136

			38,172,604

	Textiles, Apparel & Luxury Goods–1.26%
	NIKE Class B	154,300	7,869,300
	Phillips-Van Heusen	261,200	5,257,956

			13,127,256

	Tobacco–0.60%
	Altria Group	106,100	1,597,866
†	Philip Morris International	106,100	4,616,411

			6,214,277

	Wireless Telecommunication Services–0.62%
†	MetroPCS Communications	432,700	6,425,595

			6,425,595

	Total Common Stock (Cost $1,067,349,941)		1,016,594,469

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

=/	DISCOUNTED COMMERCIAL PAPER–0.28%
	ConocoPhillips 0.05% 1/2/09	$2,915,000	$2,914,996

	Total Discounted Commercial Paper (Cost $2,914,996)		2,914,996

=/	U.S. TREASURY OBLIGATION–1.70%
	U.S. Treasury Bill 0.05% 4/2/09	17,680,000	17,675,315

	Total U.S. Treasury Obligation (Cost $17,677,788)		17,675,315

TOTAL VALUE OF SECURITIES–99.87% (Cost $1,087,942,725)	1,037,184,780

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	1,308,804

NET ASSETS APPLICABLE TO 49,518,377 SHARES OUTSTANDING–100.00%	$1,038,493,584

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($993,796,589 / 47,386,242 Shares)	$20.972

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($44,696,995 / 2,132,135 Shares)	$20.963

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$1,133,948,601
Undistributed net investment income	4,797,916
Accumulated net realized loss on investments	(49,494,988)
Net unrealized depreciation of investments	(50,757,945)

Total net assets	$1,038,493,584

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$28,714,497
Interest	423,148
Foreign tax withheld	(5,614)

29,132,031

EXPENSES:
Management fees	5,024,286
Accounting and administration expenses	676,967
Reports and statements to shareholders	209,807
Distribution expenses-Service Class	200,059
Trustees’ fees	38,298
Professional fees	28,713
Custodian fees	20,969
Other	41,796

6,240,895
Less expense paid indirectly	(4,963)

Total operating expenses	6,235,932

NET INVESTMENT INCOME	22,896,099

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(29,832,531)
Net change in unrealized appreciation/depreciation of investments	(611,372,149)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(641,204,680)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(618,308,581)

See accompanying notes

LVIP Delaware Growth and Income Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,896,099	$25,745,843
Net realized gain (loss) on investments	(29,832,531)	189,127,299
Net change in unrealized appreciation/depreciation of investments	(611,372,149)	(93,787,869)

Net increase (decrease) in net assets resulting from operations	(618,308,581)	121,085,273

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(17,641,629)	(21,922,882)
Service Class	(576,111)	(616,175)
Net realized gain on investments:
Standard Class	(145,612,506)	—
Service Class	(6,060,899)	—

	(169,891,145)	(22,539,057)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,171,783	11,787,656
Service Class	14,186,192	17,069,535
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	163,254,135	21,922,882
Service Class	6,637,010	616,175
Net assets from merger[1]:
Service Class	—	42,491,066

	189,249,120	93,887,314

Cost of shares repurchased:
Standard Class	(241,209,004)	(297,915,222)
Service Class	(10,681,667)	(7,932,205)

	(251,890,671)	(305,847,427)

Decrease in net assets derived from capital share transactions	(62,641,551)	(211,960,113)

NET DECREASE IN NET ASSETS	(850,841,277)	(113,413,897)
NET ASSETS:
Beginning of year	1,889,334,861	2,002,748,758

End of year (including undistributed net investment income of $4,797,916 and $3,457,188, respectively)	$1,038,493,584	$1,889,334,861

1 See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$36.857	$35.157	$31.673	$30.407	$27.502

Income (loss) from investment operations:
Net investment income[1]	0.470	0.483	0.450	0.427	0.458
Net realized and unrealized gain (loss) on investments	(12.713)	1.660	3.454	1.253	2.821

Total from investment operations	(12.243)	2.143	3.904	1.680	3.279

Less dividends and distributions from:
Net investment income	(0.376)	(0.443)	(0.420)	(0.414)	(0.374)
Net realized gain on investments	(3.266)	—	—	—	—

Total dividends and distributions	(3.642)	(0.443)	(0.420)	(0.414)	(0.374)

Net asset value, end of period	$20.972	$36.857	$35.157	$31.673	$30.407

Total return[2]	(35.76% )	6.12%	12.36%	5.54%	11.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$993,797	$1,823,930	$1,989,459	$2,076,169	$2,245,431
Ratio of expenses to average net assets	0.41%	0.40%	0.38%	0.38%	0.37%
Ratio of net investment income to average net assets	1.55%	1.29%	1.37%	1.39%	1.63%
Portfolio turnover	37%	31%	29%	20%	38%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
					5/19/04[1]
	Year Ended				to
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$36.805	$35.116	$31.650	$30.396	$26.971

Income (loss) from investment operations:
Net investment income[2]	0.365	0.388	0.368	0.348	0.270
Net realized and unrealized gain (loss) on investments	(12.670)	1.662	3.447	1.252	3.495

Total from investment operations	(12.305)	2.050	3.815	1.600	3.765

Less dividends and distributions from:
Net investment income	(0.271)	(0.361)	(0.349)	(0.346)	(0.340)
Net realized gain on investments	(3.266)	—	—	—	—

Total dividends and distributions	(3.537)	(0.361)	(0.349)	(0.346)	(0.340)

Net asset value, end of period	$20.963	$36.805	$35.116	$31.650	$30.396

Total return[3]	(35.99% )	5.85%	12.09%	5.28%	14.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,697	$65,405	$13,290	$4,358	$132
Ratio of expenses to average net assets	0.76%	0.65%	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	1.20%	1.04%	1.12%	1.14%	1.55%
Portfolio turnover	37%	31%	29%	20%	38% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investments Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $2,226 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $37,143 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $89,233 and $30,591, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. Prior to January 1, 2008, the Plan Fee was limited to 0.25%. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$304,319
Fees Payable to DSC	2,141
Distribution Fees Payable to LFD	12,948

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $545,227,885 and sales of $739,261,012 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $1,095,151,880. At December 31, 2008, net unrealized depreciation was $57,967,100 of which $176,963,088 related to unrealized appreciation of investments and $234,930,188 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$1,034,269,784
Level 2	2,914,996
Level 3	—

Total	$1,037,184,780

There were no Level 3 securities at the beginning or end of the year.

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$18,339,455	$22,539,057
Long-term capital gains	151,551,690	—

	$169,891,145	$22,539,057

In addition, the Fund declared an ordinary income consent dividend of $3,228,358 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,133,948,601
Undistributed ordinary income	4,797,916
Post-October losses	(19,340,902)
Capital loss carryforwards*	(22,944,931)
Unrealized depreciation of investments	(57,967,100)

Net assets	$1,038,493,584

*	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Jefferson Pilot Variable Fund, Inc. (JPVF) Growth Portfolio on April 27, 2007 (See Note 7).

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and partnership interest.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed
Net Investment	Accumulated
Income	Realized Loss	Paid-in-Capital

$(3,337,631)	$109,273	$3,228,358

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $4,288,704 expires in 2009, and $18,656,227 expires in 2016.

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	171,449	315,968
Service Class	496,872	462,701
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,699,201	605,487
Service Class	230,529	17,037
Shares issued from merger*:
Service Class	—	1,132,370

	6,598,051	2,533,563

Shares repurchased:
Standard Class	(7,970,522)	(8,023,248)
Service Class	(372,348)	(213,487)

	(8,342,870)	(8,236,735)

Net decrease	(1,744,819)	(5,703,172)

*	See Note 7.

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of JPVF Growth Portfolio (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets	$42,491,066
Net unrealized appreciation	7,641,003
Accumulated net realized loss	(19,321,346)

The net assets of the Fund prior to the Reorganization were $2,028,296,261. The combined net assets after the Reorganization were $2,070,787,327.

8.	Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Delaware Growth and Income Fund–13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Delaware Growth and Income Fund–14

LVIP Delaware Growth and Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

89.21%	10.79%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC), a series of Delaware Management Business Trust, on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that the Fund’s short-term and long-term performance were in line with the average of the Fund’s peer group. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Delaware Growth and Income Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Delaware Growth and Income Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp,
					MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Growth and Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–18

LVIP Delaware Managed Fund

LVIP Delaware Managed Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Delaware Managed Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation, Top 10 Equity Holdings and Credit Quality Breakdown	4
Statement of Net Assets	6
Statement of Operations	22
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Other Fund Information	32
Officer/Trustee Information	34

LVIP Delaware Managed Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (26.96%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 50% Russell 1000® Index*, 40% Barclays Capital U.S. Aggregate Bond Index**, 5% Russell 2000® Index***, and 5% Citigroup 90-Day T-Bill Index****, returned (20.09%).

Equity markets were extremely volatile in 2008 as weakening economic activity and a crisis of confidence in the global financial system led to declines in the Russell 1000 Index* and Russell 2000 Index*** of 37.60% and 33.79%, respectively. The U.S. housing market, which has been the focal point of economic instability since 2007, saw no signs of improvement as home prices dropped almost 20% during the year. Major financial institutions across the globe were rattled by rapidly declining asset values of mortgage related securities and heightened illiquidity across all sectors of the credit markets. Bear Stearns, Lehman Brothers, American International Group (AIG), Fannie Mae and Freddie Mac were among the major victims of the credit crisis after deterioration in their capital positions left them with no other option except bankruptcy, forced merger and acquisition (M&A), or government takeover. In response to the disruptions in the financial system, the U.S. Treasury and Federal Reserve utilized a variety of conventional and unconventional techniques to restore order: lowering the Federal Funds rate from 4.25% to 0.25%, buying equity stakes in financial institutions, and the establishment of a program to purchase mortgage-backed securities as a means to support fixed income markets. While the government was successful in mitigating a widespread collapse in the financial system, their efforts were not able to prevent the U.S. economy from entering into recession. Rising unemployment, tight lending standards, and the collapse of commodity prices have dimmed growth prospects in the U.S. and abroad for the foreseeable future.

The Fund underperformed its customized benchmark for the year by 6.87%. Both asset allocation and underlying manager performance detracted from relative Fund returns over the period. Within the sleeves, the large-cap and small-cap sleeves each outperformed their respective benchmarks, while the fixed income sleeve underperformed its benchmark.

The large-cap sleeve’s outperformance relative to the Russell 1000 Index* was attributable to stock selection in the finance, technology, and consumer services areas. On the downside, adverse stock selection in the consumer staples, consumer discretionary, and basic materials sectors detracted from Fund returns versus the benchmark. On a stock specific basis, a lack of exposure to Wachovia and Citigroup combined with an overweight position in Merrill Lynch had a positive impact on performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in AIG, Textron, and Prudential. At December 31, 2008, the Fund no longer held positions in AIG and Textron.

The small-cap sleeve’s outperformance relative to the Russell 2000 Index*** was attributable to stock selection in the business services, energy, and credit cyclicals sectors. On the downside, adverse stock selection in the basic materials, technology, and finance sectors detracted from Fund returns versus the benchmark. On a stock specific basis, overweight positions in Petrohawk Energy, WH Energy Services, and DRS Technologies had a positive impact on performance. Stocks having a negative impact on the Fund relative to its benchmark included overweight positions in Healthways, NETGEAR, and Harris Stratex Networks. At December 31, 2008, the Fund no longer held positions in Petrohawk, WH Energy Services, DRS Technologies and Harris Stratex Networks.

The fixed income sleeve’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index** was attributable to sector allocation. Allocations to non-agency mortgages, asset-backed securities, and commercial mortgages had the largest negative impact on relative returns while very small allocations to high yield and emerging markets bonds were a modest negative. The sleeve benefited from our defensive security selection decisions in investment grade corporate bonds.

Looking into 2009, hopes rest on President Barack Obama and his new administration to provide much-needed stimulus to the economy in the form of infrastructure spending and capital injections in the financial markets. We view current valuations in the market as extremely attractive, and seek to take advantage of situations where draconian market expectations have gotten out of line with underlying company fundamentals. We expect volatile equity markets over the near term but remain confident that the unconventional techniques being utilized by U.S. and foreign governments to stimulate the global economy will provide positive support to the markets over the long term.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Roger A. Early, CPA, CFA, CFP®
Thomas H. Chow, CFA
Cynthia Isom
Delaware Investments

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Managed Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,095. For comparison, look at how the customized benchmark did over the same period. The same $10,000 investment would have grown to $12,666. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP Delaware Managed Fund–1

LVIP Delaware Managed Fund
2008 Annual Report Commentary (continued)

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−26.96%

Five Years	−0.58%

Ten Years	+1.04%

Service Class Shares

One Year	−27.21%

Inception (5/19/04)	−0.64%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

**	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

***	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

****	The Citigroup 90 Day T-Bill Index measures the return on short-term securities.

LVIP Delaware Managed Fund–2

LVIP Delaware Managed Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$785.30	0.53%	$2.38
Service Class Shares	1,000.00	783.90	0.88%	3.95

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.47	0.53%	$2.69
Service Class Shares	1,000.00	1,020.71	0.88%	4.47

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Managed Fund–3

LVIP Delaware Managed Fund

Sector Allocations, Top 10 Equity Holdings and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	64.13%

Aerospace & Defense	2.74%
Air Freight & Logistics	0.09%
Beverages	1.10%
Biotechnology	3.28%
Building Products	0.11%
Capital Markets	0.65%
Chemicals	1.97%
Commercial Banks	2.64%
Commercial & Professional Services	0.95%
Communications Equipment	1.81%
Computers & Peripherals	2.66%
Construction & Engineering	0.58%
Consumer Finance	0.41%
Containers & Packaging	0.68%
Diversified Consumer Services	0.30%
Diversified Financial Services	1.69%
Diversified Telecommunication Services	1.83%
Electric Utilities	1.82%
Electrical Equipment	0.40%
Electronic Equipment & Instruments	0.22%
Energy Equipment & Services	1.63%
Food & Staples Retailing	2.16%
Food Products	0.38%
Health Care Equipment & Supplies	1.57%
Health Care Providers & Services	1.70%
Hotels, Restaurants & Leisure	2.08%
Household Durables	0.40%
Household Products	1.73%
Industrial Conglomerates	0.99%
Insurance	2.55%
Internet Software & Services	1.03%
IT Services	1.06%
Life Sciences Tools & Services	0.69%
Machinery	0.56%
Media	1.47%
Metals & Mining	0.31%
Multi-Utilities	0.64%
Oil, Gas & Consumable Fuels	6.29%
Personal Products	0.19%
Pharmaceuticals	3.56%
Real Estate Investment Trusts	0.77%
Road & Rail	0.60%
Semiconductors & Semiconductor Equipment	1.31%
Software	2.57%
Specialty Retail	0.18%
Textiles, Apparel & Luxury Goods	0.83%
Thrift & Mortgage Finance	0.24%
Tobacco	0.31%
Trading Company & Distributors	0.06%
Wireless Telecommunication Services	0.34%

Preferred Stock	0.20%

Agency Collateralized Mortgage Obligations	1.56%

Agency Mortgage-Backed Securities	7.60%

Agency Obligations	0.83%

Commercial Mortgage-Backed Securities	2.00%

Convertible Bond	0.08%

Corporate Bonds	11.65%

Municipal Bonds	0.73%

Non-Agency Asset-Backed Securities	2.48%

Non-Agency Collateralized Mortgage Obligations	3.85%

Senior Secured Loans	0.27%

Sovereign Debt	0.80%

Supranational Banks	0.62%

U.S. Treasury Obligations	0.20%

Warrant	0.00%

Discounted Commercial Paper	2.42%

Total Value of Securities	99.42%

Receivables and Other Assets Net of Liabilities	0.58%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	2.19%
Procter & Gamble	1.73%
Johnson & Johnson	1.48%
Wal-Mart Stores	1.30%
Microsoft	1.19%
PepsiCo	1.10%
JPMorgan Chase	1.05%
Verizon Communications	1.02%
Intel	0.93%
McDonald’s	0.93%

Total	12.92%

LVIP Delaware Managed Fund–4

LVIP Delaware Managed Fund
Sector Allocations, Top 10 Equity Holdings and
Credit Quality Breakdown (continued)

Credit Quality Breakdown (as a % of fixed income investments)

AAA	58.60%
AA	7.64%
A	18.24%
BBB	13.04%
BB	1.66%
B	0.75%
CCC	0.07%

Total	100.00%

LVIP Delaware Managed Fund–5

LVIP Delaware Managed Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–64.13%
	Aerospace & Defense–2.74%
	Boeing	28,100	$1,199,027
†	DynCorp International Class A	14,900	226,033
	Goodrich	57,800	2,139,756
†	Hexcel	25,300	186,967
	Honeywell International	31,500	1,034,145
	Rockwell Collins	36,100	1,411,149
	Triumph Group	6,900	292,974
	United Technologies	51,700	2,771,120

			9,261,171

	Air Freight & Logistics–0.09%
†	Hub Group Class A	11,200	297,136

			297,136

	Beverages–1.10%
	PepsiCo	67,600	3,702,452

			3,702,452

	Biotechnology–3.28%
†	Alkermes	32,000	340,800
†	Amgen	48,900	2,823,975
†	Celera	26,400	293,832
†	Genentech	29,400	2,437,554
†	Gilead Sciences	56,800	2,904,752
†	Medarex	37,600	209,808
†	ONYX Pharmaceuticals	8,500	290,360
†	OSI Pharmaceuticals	7,900	308,495
†	Regeneron Pharmaceuticals	14,100	258,876
†	United Therapeutics	5,100	319,005
†	Vertex Pharmaceuticals	29,100	884,058

			11,071,515

	Building Products–0.11%
	AAON	18,400	384,192

			384,192

	Capital Markets–0.65%
	Blackstone Group	75,300	491,709
	Greenhill	4,300	300,011
	Merrill Lynch	63,300	736,812
	optionsXpress Holdings	16,200	216,432
†	RiskMetrics Group	13,500	201,015
	Waddell & Reed Financial	16,000	247,360

			2,193,339

	Chemicals–1.97%
	Ashland	7,709	81,022
	Cytec Industries	21,700	460,474
	Dow Chemical	73,000	1,101,570
	duPont (E.I.) deNemours	65,500	1,657,150
	Ferro	21,900	154,395
	Lubrizol	36,600	1,331,874
	Monsanto	20,700	1,456,245
†	PolyOne	59,100	186,165
†	Rockwood Holdings	20,400	220,320

			6,649,215

	Commercial Banks–2.64%
	BB&T	32,300	886,958
	City Holding	3,900	135,642
	East West Bancorp	20,300	324,191
	First Commonwealth Financial	16,000	198,080
	First Midwest Bancorp	11,500	229,655
	Independent Bank	7,700	201,432
	PNC Financial Services Group	22,200	1,087,800
†	Smithtown Bancorp	3,500	56,105
	TCF Financial	13,600	185,776
†	Texas Capital Bancshares	13,400	179,024
	Trustmark	16,300	351,917
	U.S. Bancorp	76,700	1,918,267
	Valley National Bancorp	7,600	153,900
	Wells Fargo	101,900	3,004,012

			8,912,759

	Commercial & Professional Services–0.95%
	Administaff	14,000	302,960
	American Ecology	11,600	234,668
†	CRA International	4,300	115,799
†	FTI Consulting	12,000	536,160
	Healthcare Services Group	19,600	312,228
†	Kforce	25,100	192,768
	McGrath RentCorp	12,700	271,272
	Republic Services	39,000	966,810
†	United Stationers	8,600	288,014

			3,220,679

	Communications Equipment–1.81%
†	Cisco Systems	176,800	2,881,840
†	NETGEAR	21,700	247,597
	QUALCOMM	62,500	2,239,375
†	Tekelec	27,200	362,848
†	ViaSat	15,100	363,608

			6,095,268

	Computers & Peripherals–2.66%
†	Apple	32,900	2,808,015
†	EMC	185,700	1,944,279
	Hewlett-Packard	68,500	2,485,865
	International Business Machines	18,200	1,531,712

LVIP Delaware Managed Fund–6

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Computers & Peripherals (continued)

†	Synaptics	11,800	$195,408

			8,965,279

	Construction & Engineering–0.58%
	Fluor	25,300	1,135,211
	Granite Construction	7,900	347,047
†	Perini	7,400	173,012
†	URS	7,600	309,852

			1,965,122

	Consumer Finance–0.41%
	Capital One Financial	43,600	1,390,404

			1,390,404

	Containers & Packaging–0.68%
†	Owens-Illinois	61,100	1,669,863
	Rock-Tenn Class A	11,400	389,652
	Silgan Holdings	5,100	243,831

			2,303,346

	Diversified Consumer Services–0.30%
	DeVry	17,900	1,027,639

			1,027,639

	Diversified Financial Services–1.69%
	Bank of America	154,600	2,176,768
	JPMorgan Chase	111,700	3,521,901

			5,698,669

	Diversified Telecommunications Services–1.83%
	Alaska Communications Systems Group	34,000	318,920
	AT&T	48,700	1,387,950
	Embarq	21,200	762,352
	NTELOS Holdings	10,700	263,862
	Verizon Communications	101,400	3,437,460

			6,170,544

	Electric Utilities–1.82%
	Cleco	16,600	378,978
	Exelon	40,000	2,224,400
	FirstEnergy	31,200	1,515,696
	PPL	65,400	2,007,126

			6,126,200

	Electrical Equipment–0.40%
	Acuity Brands	8,200	286,262
	Roper Industries	24,700	1,072,227

			1,358,489

	Electronic Equipment & Instruments–0.22%
†	Anixter International	7,400	222,888
†	FARO Technologies	11,900	200,634
†	IPG Photonics	11,200	147,616
†	Rofin-Sinar Technologies	8,800	181,104

			752,242

	Energy Equipment & Services–1.63%
†	Basic Energy Services	12,300	160,392
†	Bristow Group	10,900	292,011
†	Complete Production Services	22,300	181,745
	Lufkin Industries	4,700	162,150
†	Nabors Industries	68,000	813,960
†	National Oilwell Varco	50,300	1,229,332
	Noble	24,800	547,088
	Precision Drilling Trust	6,972	58,492
	Schlumberger	46,200	1,955,646
†	Willbros Group	13,000	110,110

			5,510,926

	Food & Staples Retailing–2.16%
	Casey’s General Stores	11,100	252,747
	CVS Caremark	91,600	2,632,584
	Wal-Mart Stores	78,400	4,395,104

			7,280,435

	Food Products–0.38%
†	Ralcorp Holdings	4,900	286,160
	Smucker (J.M.)	23,000	997,280

			1,283,440

	Health Care Equipment & Supplies–1.57%
†	Align Technology	27,800	243,250
†	Conmed	7,300	174,762
†	Gen-Probe	28,300	1,212,372
†	Hologic	100,200	1,309,614
	Medtronic	63,200	1,985,744
†	Quidel	16,000	209,120
	West Pharmaceutical Services	4,700	177,519

			5,312,381

	Health Care Providers & Services–1.70%
†	AMN Healthcare Services	22,400	189,504
†	Catalyst Health Solutions	10,000	243,500
†	Express Scripts	35,300	1,940,794
†	Healthways	14,100	161,868
†	Psychiatric Solutions	12,600	350,910
†	Res-Care	22,100	331,942
†	Sun Healthcare Group	29,700	262,845
	UnitedHealth Group	79,400	2,112,040
	Universal Health Services Class B	3,700	139,009

			5,732,412

LVIP Delaware Managed Fund–7

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Hotels, Restaurants & Leisure–2.08%
†	Bally Technologies	13,800	$331,614
†	Buffalo Wild Wings	7,200	184,680
	Burger King Holdings	89,100	2,127,708
	CKE Restaurants	27,900	242,172
†	Jack in the Box	17,100	377,739
	McDonald’s	50,600	3,146,814
†	Papa John’s International	15,500	285,665
†	WMS Industries	11,500	309,350

			7,005,742

	Household Durables–0.40%
†	Jarden	99,300	1,141,950
†	Universal Electronics	12,300	199,506

			1,341,456

	Household Products–1.73%
	Procter & Gamble	94,200	5,823,444

			5,823,444

	Industrial Conglomerates–0.99%
	General Electric	177,200	2,870,640
	Otter Tail	11,500	268,295
	Seaboard	174	207,756

			3,346,691

	Insurance–2.55%
	Aspen Insurance Holdings	18,900	458,325
	Berkley (W.R.)	46,400	1,438,400
	Everest Re Group	14,100	1,073,574
	Hanover Insurance Group	28,500	1,224,645
	Harleysville Group	8,700	302,151
	IPC Holdings	8,100	242,190
	Max Capital Group	21,000	371,700
†	ProAssurance	8,100	427,518
	Prudential Financial	35,800	1,083,308
	RLI	4,800	293,568
	Travelers	37,500	1,695,000

			8,610,379

	Internet Software & Services–1.03%
†	Digital River	8,800	218,240
†	Google Class A	7,700	2,368,905
†	j2 Global Communications	17,500	350,700
	NIC	15,800	72,680
†	SAVVIS	21,200	146,068
	United Online	32,200	195,454
†	ValueClick	17,800	121,752

			3,473,799

	IT Services–1.06%
	Accenture Class A	36,500	1,196,835
	Heartland Payment Systems	13,500	236,250
†	iGate	28,400	184,884
	infoGROUP	54,500	258,330
†	Sapient	31,100	138,084
†	TeleTech Holdings	16,300	136,105
	Visa Class A	27,400	1,437,130

			3,587,618

	Life Sciences Tools & Services–0.69%
†	Bio-Rad Laboratories Class A	5,100	384,081
†	Dionex	5,100	228,735
†	Kendle International	10,900	280,348
	Techne	4,700	303,244
†	Thermo Fisher Scientific	33,400	1,137,938

			2,334,346

	Machinery–0.56%
	Barnes Group	14,800	214,600
	Caterpillar	19,000	848,730
†	Chart Industries	13,200	140,316
†	Columbus McKinnon	16,100	219,765
†	Kadant	11,300	152,324
	Lincoln Electric Holdings	6,000	305,580

			1,881,315

	Media–1.47%
	Comcast Class A	109,000	1,839,920
	Disney (Walt)	71,700	1,626,873
†	Marvel Entertainment	9,700	298,275
	National CineMedia	27,800	281,892
†	Viacom Class B	47,600	907,256

			4,954,216

	Metals & Mining–0.31%
	Compass Minerals International	5,600	328,496
	Freeport-McMoRan Copper & Gold	29,600	723,424

			1,051,920

	Multi-Utilities–0.64%
	Black Hills	16,400	442,144
	Sempra Energy	40,600	1,730,778

			2,172,922

	Oil, Gas & Consumable Fuels–6.29%
	Apache	19,000	1,416,070
	Arch Coal	45,400	739,566
†	Brigham Exploration	27,200	87,040
†	Carrizo Oil & Gas	4,800	77,280
	Chevron	31,900	2,359,643
	ConocoPhillips	48,900	2,533,020
	EOG Resources	26,700	1,777,686

LVIP Delaware Managed Fund–8

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Oil, Gas & Consumable Fuels (continued)

†	Exco Resources	11,200	$101,472
	Exxon Mobil	92,700	7,400,240
	Massey Energy	7,900	108,941
	Occidental Petroleum	51,100	3,065,489
	Penn Virginia	9,600	249,408
†	Petroquest Energy	33,100	223,756
	St. Mary Land & Exploration	53,100	1,078,461

			21,218,072

	Personal Products–0.19%
	Alberto-Culver	11,500	281,865
†	Chattem	5,000	357,650

			639,515

	Pharmaceuticals–3.56%
†	Eurand	22,500	193,725
	Johnson & Johnson	83,400	4,989,822
	Merck	100,200	3,046,080
†	Noven Pharmaceuticals	21,600	237,600
	Pfizer	75,700	1,340,647
	Wyeth	58,500	2,194,335

			12,002,209

	Real Estate Investment Trusts–0.77%
	Alexandria Real Estate Equities	2,700	162,918
	Digital Realty Trust	8,000	262,800
	Home Properties	8,600	349,160
	Host Hotels & Resorts	58,600	443,602
	Senior Housing Properties Trust	22,700	406,784
	Simon Property Group	12,700	674,751
	Sovran Self Storage	8,600	309,600

			2,609,615

	Road & Rail–0.60%
	Norfolk Southern	42,900	2,018,445

			2,018,445

	Semiconductors & Semiconductor Equipment–1.31%
	Applied Materials	115,000	1,164,950
	Intel	215,000	3,151,900
†	ON Semiconductor	35,900	122,060

			4,438,910

	Software–2.57%
†	Blackboard	10,900	285,907
†	Informatica	12,800	175,744
†	JDA Software Group	17,400	228,462
†	Lawson Software	57,800	273,972
†	McAfee	29,200	1,009,444
	Microsoft	207,000	4,024,080
†	Nuance Communications	88,300	914,788
†	Progress Software	15,400	296,604
	Quality Systems	7,500	327,150
†	Symantec	69,300	936,936
†	Wind River Systems	22,200	200,466

			8,673,553

	Specialty Retail–0.18%
†	Aeropostale	16,300	262,430
	Guess	8,900	136,615
†	Ulta Salon Cosmetics & Fragrance	23,900	197,892

			596,937

	Textiles, Apparel & Luxury Goods–0.83%
†	Fossil	13,200	220,440
	NIKE Class B	26,800	1,366,800
	Phillips-Van Heusen	55,200	1,111,176
†	True Religion Apparel	7,900	98,276

			2,796,692

	Thrift & Mortgage Finance–0.24%
	Dime Community Bancshares	19,500	259,350
	First Niagara Financial Group	24,300	392,931
	Washington Federal	10,000	149,600

			801,881

	Tobacco–0.31%
	Altria Group	15,900	239,454
	Philip Morris International	18,700	813,637

			1,053,091

	Trading Company & Distributor–0.06%
	Applied Industrial Technologies	10,300	194,876

			194,876

	Wireless Telecommunication Services–0.34%
†	MetroPCS Communications	76,700	1,138,995

			1,138,995

	Total Common Stock (Cost $236,013,819)		216,431,893

•	PREFERRED STOCK–0.20%
	Bank of America 8.00%	70,000	50,422
	JPMorgan Chase 7.90%	475,000	396,162
	PNC Financial Services Group 8.25%	275,000	221,783

	Total Preferred Stock (Cost $810,801)		668,367

LVIP Delaware Managed Fund–9

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.56%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	99,151	$110,872
	Fannie Mae REMICs
	Series 2002-83 GH 5.00% 12/25/17	535,000	539,925
	Series 2003-122 AJ
	4.50% 2/25/28	136,934	137,826
	Series 2005-67 EY
	5.50% 8/25/25	185,000	184,116
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	218,142	223,255
	Freddie Mac REMICs
	Series 2662 MA
	4.50% 10/15/31	266,921	267,969
	Series 2694 QG
	4.50% 1/15/29	400,000	408,011
	Series 2915 KP
	5.00% 11/15/29	340,000	348,466
	Series 3005 ED
	5.00% 7/15/25	500,000	499,339
	Series 3113 QA
	5.00% 11/15/25	370,927	376,773
	Series 3131 MC
	5.50% 4/15/33	285,000	292,869
	Series 3173 PE
	6.00% 4/15/35	695,000	707,990
	Series 3337 PB
	5.50% 7/15/30	350,000	361,501
	Series 3416 GK
	4.00% 7/15/22	328,793	324,696
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A
	6.50% 9/25/43	177,668	181,833
	•Series T-60 1A4C 5.395% 3/25/44	293,505	304,328

	Total Agency Collateralized Mortgage Obligations (Cost $5,160,903)		5,269,769

	AGENCY MORTGAGE-BACKED SECURITIES–7.60%
	Fannie Mae 6.50% 8/1/17	130,162	135,137
•	Fannie Mae ARM
	5.131% 11/1/35	197,993	199,716
	5.18% 3/1/38	470,767	477,648
	5.232% 3/1/38	316,201	320,599
	5.397% 4/1/36	256,417	260,661
	5.858% 9/1/37	435,991	448,747
	Fannie Mae Relocation 15 yr 4.00% 9/1/20	510,879	516,318
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	394,769	393,772
	5.00% 1/1/34	163,833	168,229
	5.00% 10/1/35	168,373	172,791
	5.00% 2/1/36	615,799	631,816
	Fannie Mae S.F. 15 yr
	4.50% 6/1/23	568,239	581,633
	5.00% 5/1/21	884,314	911,239
	5.50% 6/1/23	1,254,560	1,294,271
	6.00% 8/1/22	671,772	697,902
	Fannie Mae S.F. 30 yr
	5.00% 12/1/36	766,725	783,890
	5.00% 12/1/37	177,995	181,942
	5.00% 1/1/38	314,963	321,946
	5.00% 2/1/38	146,310	149,539
	5.00% 11/1/38	499,345	510,368
	5.50% 3/1/29	391,991	404,931
	5.50% 4/1/29	254,982	263,399
	5.50% 12/1/37	1,660,076	1,703,630
	6.00% 8/1/38	991,183	1,021,425
	6.50% 6/1/36	370,644	385,412
	6.50% 10/1/36	326,796	339,817
	6.50% 3/1/37	292,130	303,770
	6.50% 7/1/37	673,094	604,383
	6.50% 8/1/37	45,051	46,843
	6.50% 11/1/37	1,938,659	2,015,794
	6.50% 12/1/37	392,345	407,955
	7.00% 12/1/37	230,791	241,913
	7.50% 6/1/31	40,904	43,305
	Fannie Mae S.F. 30 yr TBA 4.50% 2/1/39	2,780,000	2,805,192
•	Freddie Mac ARM
	5.507% 8/1/36	345,363	352,637
	5.673% 7/1/36	242,905	246,914
	5.819% 10/1/36	505,384	511,025
	5.952% 4/1/34	42,008	42,336
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	123,770	125,675
	5.00% 6/1/18	238,784	246,890
	Freddie Mac S.F. 30 yr
	5.50% 10/1/38	972,508	996,406
	6.00% 6/1/37	695,705	717,475
	7.00% 11/1/33	7,571	7,957
	Freddie Mac S.F. 30 yr TBA 5.00% 2/1/39	2,285,000	2,327,844
	GNMA I S.F. 30 yr
	7.00% 12/15/34	295,458	311,324
	7.50% 1/15/32	19,869	21,065

	Total Agency Mortgage-Backed Securities (Cost $25,188,218)		25,653,481

LVIP Delaware Managed Fund–10

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY OBLIGATIONS–0.83%
	Fannie Mae
	4.875% 5/18/12	20,000	$21,796
	5.42% 10/9/19	920,000	499,890
	Freddie Mac 5.125% 11/17/17	1,485,000	1,723,734
	Tennessee Valley Authority 4.875% 1/15/48	450,000	540,774

	Total Agency Obligations (Cost $2,508,660)		2,786,194

	COMMERCIAL MORTGAGE-BACKED SECURITIES–2.00%
#	American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	150,000	123,210
•	Bank of America Commercial Mortgage Securities
	Series 2004-3 A5 5.319% 6/10/39	190,000	166,685
	Series 2005-6 AM 5.178% 9/10/47	205,000	120,523
	Series 2007-3 A4 5.658% 6/10/49	285,000	208,441
	Bear Stearns Commercial Mortgage Securities
@	#Series 2004-ESA E 144A 5.064% 5/14/16	465,000	465,652
	•Series 2006-PW12A4 5.718% 9/11/38	200,000	162,698
	Series 2006-PW14 A4 5.201% 12/11/38	300,000	244,735
	•Series 2007-PW16 A4 5.712% 6/11/40	905,000	704,662
	•Series 2007-T28 A4 5.742% 9/11/42	235,000	183,565
◆	Commercial Mortgage Pass Through Certificates
•	#Series 2001-J1A A2 144A 6.457% 2/14/34	277,725	272,598
	Series 2006-C7 A2 5.69% 6/10/46	290,000	249,572
#	Crown Castle Towers 144A
	Series 2005-1A C 5.074% 6/15/35	225,000	168,750
	Series 2006-1A B 5.362% 11/15/36	190,000	138,700
	General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	120,000	112,692
•	Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	190,000	158,069
	Goldman Sachs Mortgage Securities II
	Series 2005-GG4 A4 4.761% 7/10/39	220,000	177,870
•@	#Series 2006-RR3 A1S 144A 5.66% 7/18/56	425,000	76,500
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37	310,000	288,160
	Series 2003-C1 A2 4.985% 1/12/37	580,000	519,455
	Series 2006-LDP9 A2 5.134% 5/15/47	150,000	101,851
	Lehman Brothers-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31	485,000	469,130
#	Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	275,000	63,536
•	Morgan Stanley Capital I
	#Series 1999-FNV1 G 144A 6.12% 3/15/31	145,000	137,902
	Series 2007-IQ14 A4 5.692% 4/15/49	260,000	195,118
#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A 7.364% 2/15/33	100,000	58,473
	•@#STRIPs III Series 2003-1A AFIX 144A 3.308% 3/24/18	136,742	116,230
#	Tower 144A
	Series 2004-2A A 4.232% 12/15/14	395,000	372,829
	@Series 2006-1 B 5.588% 2/15/36	160,000	128,000
	@Series 2006-1 C 5.707% 2/15/36	240,000	180,000
	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 A2 5.50% 10/15/48	480,000	397,751

	Total Commercial Mortgage-Backed Securities (Cost $8,586,050)		6,763,357

	CONVERTIBLE BOND–0.08%
•	Wyeth 2.621% 1/15/24 exercise price $60.09, expiration date 1/15/24	270,000	268,839

	Total Convertible Bond (Cost $289,882)		268,839

LVIP Delaware Managed Fund–11

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS–11.65%
	Aerospace & Defense–0.07%
	United Technologies 6.125% 2/1/19	235,000	$251,901

			251,901

	Auto Components–0.01%
	Lear 8.75% 12/1/16	95,000	28,025

			28,025

	Beverages–0.46%
	Bottling Group 6.95% 3/15/14	415,000	451,102
	Diageo Capital 5.75% 10/23/17	487,000	472,021
#	Dr Pepper Snapple Group 144A 6.82% 5/1/18	630,000	622,458

			1,545,581

	Biotechnology–0.15%
	Amgen
	6.375% 6/1/37	325,000	350,607
	6.90% 6/1/38	125,000	143,212

			493,819

	Capital Markets–1.16%
	Goldman Sachs Group
	5.95% 1/18/18	230,000	218,452
	6.15% 4/1/18	390,000	375,423
	@6.75% 10/1/37	117,000	95,252
•	#144A 3.535% 2/24/09	2,500,000	2,482,263
	Lazard Group 6.85% 6/15/17	130,000	82,875
	Morgan Stanley
	5.30% 3/1/13	115,000	104,387
	5.375% 10/15/15	310,000	267,215
	6.25% 8/9/26	335,000	273,099

			3,898,966

	Commercial Banks–1.12%
	BB&T 4.90% 6/30/17	195,000	176,140
	5.25% 11/1/19	30,000	26,904
	Branch Banking & Trust 5.625% 9/15/16	250,000	239,901
@#	CoBank ACB 144A 7.875% 4/16/18	250,000	252,961
	Korea Development Bank 5.30% 1/17/13	270,000	245,838
	PNC Bank 6.875% 4/1/18	750,000	799,347
@•	Popular North America 4.608% 4/6/09	234,000	230,438
	Silicon Valley Bank
	5.70% 6/1/12	250,000	217,189
	6.05% 6/1/17	250,000	185,391
	U.S. Bank North America
	4.80% 4/15/15	173,000	176,075
	4.95% 10/30/14	250,000	253,206
•	USB Capital IX 6.189% 4/15/49	430,000	202,187
	Wells Fargo 5.625% 12/11/17	200,000	209,021
•	Wells Fargo Capital XIII 7.70% 12/29/49	680,000	561,688

			3,776,286

	Commercial & Professional Services–0.22%
	ARAMARK 8.50% 2/1/15	174,000	158,340
	International Lease Finance
	5.35% 3/1/12	233,000	161,696
	5.875% 5/1/13	148,000	98,891
	6.625% 11/15/13	290,000	195,582
	WMX Technologies 7.01% 8/1/26	165,000	137,417

			751,926

	Communications Equipment–0.02%
	Lucent Technologies 6.45% 3/15/29	200,000	81,000

			81,000

	Computers & Peripherals–0.15%
	International Business Machines
	6.50% 10/15/13	470,000	515,762

			515,762

	Diversified Consumer Services–0.17%
#	President & Fellows of Harvard College 144A 6.00% 1/15/19	225,000	242,197
	6.50% 1/15/39	275,000	320,672

			562,869

	Diversified Financial Services–0.83%
	Bank of America
	5.125% 11/15/14	265,000	256,537
	5.30% 3/15/17	255,000	242,524
	Citigroup 6.50% 8/19/13	705,000	712,108
	General Electric Capital
	5.625% 5/1/18	530,000	534,802
	5.875% 1/14/38	350,000	343,777

LVIP Delaware Managed Fund–12

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Financial Services (continued)

•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	160,000	$66,892
	JPMorgan Chase 6.00% 1/15/18	35,000	37,008
@	JPMorgan Chase Capital XXV 6.80% 10/1/37	542,000	500,887
•#	USB Realty 144A 6.091% 12/22/49	300,000	125,330

			2,819,865

	Diversified Telecommunication Services–0.94%
	AT&T 5.60% 5/15/18	378,000	385,555
	Citizens Utilities 7.125% 3/15/19	175,000	118,125
	Deutsche Telekom International Finance 5.25% 7/22/13	230,000	222,582
	6.75% 8/20/18	580,000	589,159
	8.75% 6/15/30	60,000	74,187
	France Telecom 7.75% 3/1/11	135,000	142,131
	Intelsat Jackson Holdings 11.25% 6/15/16	80,000	73,200
	Telecom Italia Capital
	4.00% 1/15/10	370,000	340,482
	7.721% 6/4/38	170,000	139,965
	Verizon Communications
	5.50% 2/15/18	85,000	81,901
	5.55% 2/15/16	440,000	430,510
	6.10% 4/15/18	55,000	54,898
	8.95% 3/1/39	290,000	375,747
	Windstream 8.125% 8/1/13	160,000	148,000

			3,176,442

	Electric Utilities–0.69%
	Baltimore Gas & Electric 6.125% 7/1/13	155,000	143,551
	Columbus Southern Power 6.05% 5/1/18	115,000	111,607
	Commonwealth Edison
	5.90% 3/15/36	125,000	104,271
	6.15% 9/15/17	230,000	214,215
	Detroit Edison 5.60% 6/15/18	150,000	143,892
	Duke Energy Carolinas
	5.75% 11/15/13	65,000	67,296
	7.00% 11/15/18	130,000	150,306
	Illinois Power 6.125% 11/15/17	405,000	363,933
@#	Korea Southern Power 144A 5.375% 4/18/13	150,000	134,845
	Pacificorp 5.25% 6/15/35	195,000	181,524
	PECO Energy 5.35% 3/1/18	110,000	105,197
	PPL Electric Utilities 7.125% 11/30/13	210,000	222,879
	South Carolina Electric & Gas 6.50% 11/1/18	155,000	173,813
@#	TAQA Abu Dhabi National Energy 144A 7.25% 8/1/18	130,000	111,864
	Union Electric 6.70% 2/1/19	100,000	91,279

			2,320,472

	Electronic Equipment Instruments & Components–0.09%
	Tyco Electronics Group 6.55% 10/1/17	380,000	319,856

			319,856

	Energy Equipment & Services–0.17%
	TransOcean 6.00% 3/15/18	235,000	214,405
	Weatherford International
	5.95% 6/15/12	115,000	109,365
	6.00% 3/15/18	110,000	92,528
	6.35% 6/15/17	100,000	85,476
	7.00% 3/15/38	80,000	61,561

			563,335

	Food & Staples Retailing–0.67%
	CVS Caremark
	4.875% 9/15/14	251,000	231,778
	5.75% 6/1/17	454,000	428,123
	6.25% 6/1/27	30,000	27,968
	Delhaize America 9.00% 4/15/31	392,000	397,392
	Delhaize Group 6.50% 6/15/17	140,000	127,319
	Kroger
	6.80% 12/15/18	185,000	191,540
	6.90% 4/15/38	15,000	15,769
	7.50% 1/15/14	305,000	320,950
	Wal-Mart Stores 6.20% 4/15/38	438,000	503,083

			2,243,922

	Food Products–0.05%
	General Mills 5.65% 9/10/12	170,000	173,668

			173,668

LVIP Delaware Managed Fund–13

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Health Care Equipment & Supplies–0.17%
	Covidien International Finance
	6.00% 10/15/17	133,000	$131,426
	6.55% 10/15/37	446,000	453,981

			585,407

	Health Care Providers & Services–0.55%
	HCA PIK 9.625% 11/15/16	80,000	62,600
	Quest Diagnostics 5.45% 11/1/15	369,000	324,172
	UnitedHealth Group
	5.50% 11/15/12	333,000	303,712
	5.80% 3/15/36	619,000	472,995
	WellPoint
	5.00% 1/15/11	310,000	293,133
	5.00% 12/15/14	252,000	219,162
	5.85% 1/15/36	165,000	135,203
	5.95% 12/15/34	44,000	36,663

			1,847,640

	Hotels, Restaurants & Leisure–0.04%
	MGM MIRAGE
	7.50% 6/1/16	95,000	60,681
	8.50% 9/15/10	75,000	63,375

			124,056

	Household Durables–0.08%
	Ryland Group 5.375% 5/15/12	140,000	102,900
	Toll 8.25% 12/1/11	200,000	183,000

			285,900

	Independent Power Producers & Energy Traders–0.03%
	NRG Energy 7.375% 2/1/16	120,000	111,900

			111,900

	Insurance–0.39%
•	Hartford Financial Services Group
	8.125% 6/15/38	375,000	197,691
	MetLife 6.817% 8/15/18	390,000	372,076
•#	MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	279,553
#	Met Life Global Funding I 144A
	5.125% 4/10/13	125,000	116,579
	@πMontpelier Re Holdings 6.125% 8/15/13	105,000	102,343
‡•◆#	Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	2,250
	Unitrin 6.00% 5/15/17	322,000	230,804

			1,301,296

	IT Services–0.03%
	SunGard Data Systems 9.125% 8/15/13	128,000	111,360

			111,360

	Machinery–0.09%
	Caterpillar 7.90% 12/15/18	260,000	299,829

			299,829

	Media–0.62%
	Comcast
	•5.119% 7/14/09	166,000	163,754
	5.875% 2/15/18	320,000	303,756
	6.30% 11/15/17	247,000	240,854
#	CSC Holdings 144A 8.50% 6/15/15	126,000	111,510
	Thomson Reuters
	5.95% 7/15/13	200,000	186,385
	6.50% 7/15/18	265,000	241,389
	Time Warner Cable 7.30% 7/1/38	235,000	244,889
	8.75% 2/14/19	280,000	304,971
#	Vivendi 144A 6.625% 4/4/18	365,000	295,029

			2,092,537

	Metals & Mining–0.17%
	ArcelorMittal 6.125% 6/1/18	430,000	294,917
	Rio Tinto Finance USA
	5.875% 7/15/13	100,000	79,726
	7.125% 7/15/28	46,000	32,545
@#	Severstal 144A 9.75% 7/29/13	319,000	170,665

			577,853

	Multi-line Retail–0.18%
	Macy’s Retail Holdings 6.65% 7/15/24	240,000	131,980
	Target
	5.125% 1/15/13	240,000	237,180
	6.00% 1/15/18	250,000	242,470

			611,630

LVIP Delaware Managed Fund–14

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels–0.88%
	Dynegy Holdings 7.75% 6/1/19		65,000	$45,175
	Enterprise Products Operating
	6.30% 9/15/17		250,000	211,929
	6.50% 1/31/19		145,000	122,204
	6.875% 3/1/33		125,000	96,061
	Kinder Morgan Energy Partners
	5.80% 3/15/35		115,000	80,283
	6.95% 1/15/38		260,000	210,844
	7.30% 8/15/33		115,000	95,702
	Nexen
	5.05% 11/20/13		55,000	50,798
	5.65% 5/15/17		170,000	142,529
	Plains All American Pipeline 6.50% 5/1/18		445,000	355,465
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		315,000	234,840
	Shell International Finance 6.375% 12/15/38		410,000	462,884
	Suncor Energy 5.95% 12/1/34		145,000	107,569
	Talisman Energy 6.25% 2/1/38		85,000	61,887
	TransCanada Pipelines
	5.85% 3/15/36		230,000	196,235
	•6.35% 5/15/67		105,000	46,994
	7.25% 8/15/38		300,000	299,531
	XTO Energy 6.75% 8/1/37		150,000	140,911

				2,961,841

	Paper & Forest Products–0.03%
@#	Nine Dragons Paper Holdings 144A
	9.875% 4/29/13		270,000	91,657

				91,657

	Pharmaceuticals–0.48%
	AstraZeneca 6.45% 9/15/37		160,000	182,504
	GlaxoSmithKline Capital
	4.375% 4/15/14		100,000	98,187
	5.65% 5/15/18		405,000	426,157
	Wyeth 5.50% 2/1/14		887,000	901,993

				1,608,841

	Real Estate Investment Trusts–0.04%
	Regency Centers 5.875% 6/15/17		211,000	133,823

				133,823

	Road & Rail–0.04%
@	Red Arrow International Leasing 8.375% 6/30/12	RUB	8,056,303	126,642

				126,642

	Software & Services–0.17%
	Oracle 5.75% 4/15/18		550,000	576,317

				576,317

	Wireless Telecommunication Services–0.69%
	AT&T Wireless 8.125% 5/1/12		584,000	626,719
	MetroPCS Wireless 9.25% 11/1/14		170,000	153,000
	Rogers Communications 6.80% 8/15/18		700,000	708,539
#	Verizon Wireless 144A 8.50% 11/15/18		165,000	193,661
	Vodafone Group
	5.00% 12/16/13		210,000	202,232
	5.00% 9/15/15		100,000	91,828
	5.375% 1/30/15		330,000	311,219
	6.15% 2/27/37		55,000	54,544

				2,341,742

	Total Corporate Bonds (Cost $40,910,174)			39,313,966

	MUNICIPAL BONDS–0.73%
	California State University Systemwide Revenue Series A 5.00% 11/1/30 (AMBAC)		305,000	276,028
	Massachusetts Health & Education Facilities Authority Revenue (Harvard University) Series A 5.00% 7/15/36		245,000	244,995
	New Jersey Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/29		320,000	230,960
	North Texas Tollway Authority Revenue (First Tier System) Refunding Series A
	5.50% 1/1/18		80,000	79,832
	6.00% 1/1/19		40,000	40,977
	Oregon State Taxable Pension 5.892% 6/1/27		485,000	469,995

LVIP Delaware Managed Fund–15

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	MUNICIPAL BONDS (continued)

	Portland, Oregon Sewer System Revenue (First Lien) Refunding Series A 5.00% 6/15/18	335,000	$366,369
	Texas Transportation Community Mobility 5.00% 4/1/19	315,000	345,287
	West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	145,000	135,626
@	West Virginia Tobacco Settlement Finance Authority Revenue Series A 7.467% 6/1/47	445,000	280,519

	Total Municipal Bonds (Cost $2,783,834)		2,470,588

	NON-AGENCY ASSET-BACKED SECURITIES–2.48%
•	American Express Credit Account Master Trust Series 2008-3 A 2.145% 8/15/12	235,000	224,135
#	Cabela’s Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13	360,000	336,427
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	340,000	331,835
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	400,000	300,529
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12	140,000	139,068
	Series 2008-A A3 4.94% 4/25/14	330,000	319,562
@#	Cendant Timeshare Receivables Funding 2004-1A A1 144A
	3.67% 5/20/16	41,089	36,854
	Chase Issuance Trust Series 2008-A9 A9 4.26% 5/15/13	260,000	243,145
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39	610,000	420,170
	•Series 2007-A6 A6 4.74% 7/12/12	750,000	689,065
@	Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	281,231
	CNH Equipment Trust
	Series 2007-B A3A 5.40% 10/17/11	200,000	196,657
	Series 2008-A A3 4.12% 5/15/12	105,000	101,174
	Series 2008-A A4A 4.93% 8/15/14	170,000	156,778
	Series 2008-B A3A 4.78% 7/16/12	170,000	162,589
@#	Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	149	0
	Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	230,000	212,768
	Discover Card Master Trust 5.65% 12/15/15	950,000	843,305
@#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	365,000	270,944
	Ford Credit Auto Owner Trust Series 2007-B A3A 5.15% 11/15/11	180,000	172,877
•@	GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	80,000	54,805
•#	Golden Credit Card Trust 144A Series 2008-3 A 2.195% 7/15/17	100,000	85,000
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 5.04% 144A 10/15/12	110,669	110,177
	Series 2007-2 A3 5.10% 5/15/12	85,000	84,409
	Hyundai Auto Receivables Trust
	Series 2007-A A3A 5.04% 1/17/12	140,000	137,613
	Series 2008-A A3 4.93% 12/17/12	230,000	194,488
	John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	205,000	196,523
•@#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	143,246	108,867

LVIP Delaware Managed Fund–16

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)

•	MBNA Credit Card Master Note Trust Series 2005-A4 1.235% 11/15/12	155,000	$142,885
@	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	125,182	109,138
	Series 2004-1 A 6.005% 8/15/37	76,261	64,321
#	Series 2006-1 A 144A 5.787% 10/15/40	166,647	135,235
@	Renaissance Home Equity Loan Trust
	Series 2006-2 AF3 5.797% 8/25/36	175,000	143,007
	πSeries 2007-2 AF2 5.675% 6/25/37	195,000	147,782
	RSB Bondco Series 2007-A A2 5.72% 4/1/18	335,000	324,637
@=#	Sail NIM Series 2003-10A A 144A 7.50% 10/27/33	11,041	0
	Structured Asset Securities
@	πSeries 2001-SB1 A2 3.375% 8/25/31	210,281	172,396
	Series 2005-2XS 1A2A 4.51% 2/25/35	611,503	536,625
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	200,000	190,383

	Total Non-Agency Asset Backed Securities
	(Cost $9,499,813)		8,377,404

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.85%
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33	317,047	288,314
	Series 2004-2 1A1 6.00% 3/25/34	321,556	266,691
	Series 2004-10 1CB1 6.00% 11/25/34	28,723	25,258
	Series 2004-11 1CB1 6.00% 12/25/34	489,801	381,739
	@Series 2005-9 5A1 5.50% 10/25/20	169,154	131,887
	@•Bank of America Funding Securities Series 2006-F 1A2 5.177% 7/20/36	356,117	128,580
	Bank of America Mortgage Securities
	•@Series 2003-D 1A2 5.372% 5/25/33	1,169	857
	•Series 2004-L 4A1 5.153% 1/25/35	363,211	278,241
	Series 2005-9 2A1 4.75% 10/25/20	317,978	300,887
@	Bear Stearns Asset-Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	406,004	283,268
	Citicorp Mortgage Securities Series 2006-4 3A12006-4 3A1 5.50% 8/25/21	297,282	258,542
•	Citigroup Mortgage Loan Trust
	Series 2007-AR8 1A3A 6.031% 8/25/37	481,294	299,125
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35	169,822	149,338
	•Series 2004-J7 1A2 4.673% 8/25/34	7,711	7,111
	Series 2004-J8 1A1 7.00% 9/25/34	163,990	146,720
	@Series 2005-57CB 4A3 5.50% 12/25/35	312,310	262,128
•@	πSeries 2005-63 3A1 5.886% 11/25/35	476,942	228,217
	@Series 2005-85CB 2A2 5.50% 2/25/36	457,742	295,910
	@Series 2006-2CB A3 5.50% 3/25/36	403,404	262,733
◆	Countrywide Home Loan Mortgage Pass Through Trust
	•@Series 2004-HYB4 M 4.589% 9/20/34	145,306	88,160
	Series 2005-23 A1 5.50% 11/25/35	293,798	233,569
	@Series 2006-1 A3 6.00% 3/25/36	93,659	54,264
	•@Series 2006-HYB1 3A1 5.235% 3/20/36	198,218	94,709
•@	πSeries 2006-HYB3 3A1A 6.057% 5/20/36	422,334	378,832
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	43,838	39,221

LVIP Delaware Managed Fund–17

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Countrywide Alternative Loan Trust (continue)
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33	107,898	$103,692
	•Series 2004-AR5 4A1 5.708% 10/25/34	234,705	149,229
	•Series 2007-AR3 2A2 6.298% 11/25/37	807,392	521,520
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.173% 5/25/35	391,286	253,390
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	81,178	80,975
	•Series 1999-3 A 8.00% 8/19/29	129,142	146,383
	Series 2005-RP1 1A3 8.00% 1/25/35	267,757	241,397
	Series 2005-RP1 1A4 8.50% 1/25/35	230,422	213,974
	Series 2006-RP1 1A3 8.00% 1/25/36	127,428	108,334
@	GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	159,818	84,603
•	JPMorgan Mortgage Trust
	Series 2005-A4 1A1 5.397% 7/25/35	253,411	178,512
	Series 2005-A6 1A2 5.14% 9/25/35	660,000	377,925
	Series 2006-A2 3A3 5.678% 4/25/36	455,000	248,316
@	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	258,188	218,275
•	MASTR ARM Trust
	Series 2003-6 1A2 5.711% 12/25/33	57,917	47,125
	Series 2005-6 7A1 5. 336% 6/25/35	155,227	87,972
	MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	45,372	44,898
#	MASTR Reperforming Loan
	Trust Series 2005-1 1A5 144A
	8.00% 8/25/34	256,313	277,371
	Residential Asset Mortgage Products Series 2004-SL4 A3 6.50% 7/25/32	148,067	131,548
•	Residential Funding Mortgage
	Securities I Series 2006-SA3 3A1
	6.048% 9/25/36	398,073	248,445
•	Structured ARM Loan Trust
	Series 2004-18 5A 5.50% 12/25/34	237,639	173,481
	@Series 2005-22 4A2 5.37% 12/25/35	48,742	19,799
	@Series 2006-5 5A4 5.521% 6/25/36	98,491	33,332
•	Structured Asset Securities
	Series 2002-22H 1A 6.939% 11/25/32	46,046	43,538
	@Series 2005-6 B2 5.339% 5/25/35	94,928	16,975
@◆	Washington Mutual Alternative Mortgage Pass Through Certificates Series 2006-5 2CB3 6.00% 7/25/36	421,131	200,777
◆	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18	587,929	579,845
	@•Series 2006-AR8 1A5 5.871% 8/25/46	81,664	23,697
	@•Series 2006-AR8 2A3 6.127% 8/25/36	51,208	16,762
	•Series 2006-AR10 1A1 5.929% 9/25/36	390,718	225,918
	Wells Fargo Mortgage-Backed Securities Trust
	•Series 2004-T A1 4.865% 9/25/34	68,688	46,664
	@Series 2005-7 A2 5.25% 9/25/35	292,709	139,037
	@Series 2005-11 1A3 5.50% 11/25/35	285,890	135,798
	•@Series 2005-AR16 6A4 5.002% 10/25/35	543,288	249,350
	Series 2006-2 3A1 5.75% 3/25/36	364,992	253,669
	@Series 2006-4 2A3 5.75% 4/25/36	180,713	99,279
	Series 2006-7 2A1 6.00% 6/25/36	846,681	617,548
	•Series 2006-AR6 7A1 5.113% 3/25/36	842,870	631,163
	•@Series 2006-AR11 A7 5.512% 8/25/36	424,175	153,087

LVIP Delaware Managed Fund–18

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Wells Fargo Mortgage-Backed Securities Trust

	•@Series 2006-AR14 2A4 6.083% 10/25/36		282,061	$96,628
	•Series 2006-AR19 A1 5.629% 12/25/36		288,557	187,225
	Series 2007-8 2A6 6.00% 7/25/37		135,000	81,028
	Series 2007-13 A7 6.00% 9/25/37		486,301	320,655

	Total Non-Agency Collateralized Mortgage Obligations
	(Cost $18,981,135)			12,993,440

	«SENIOR SECURED LOANS–0.27%
	ARAMARK
	Synthetic LOC 3.334% 1/26/14		20,609	17,186
	Term B 5.637% 1/26/14		324,392	270,520
	Dr Pepper Snapple 3.438% 4/10/13		283,057	257,582
	Ford Motor Term B 5.00% 11/29/13		200,000	82,055
	General Motors Term B 5.795% 11/17/13		252,548	116,593
	Texas Competitive Electric Holdings Loan B2 5.603% 10/10/14		218,581	152,096

	Total Senior Secured Loans
	(Cost $1,024,799)			896,032

	SOVEREIGN DEBT–0.80%
	Germany–0.36%
	Bundesobligation 3.50% 4/12/13	EUR	833,500	1,217,324

				1,217,324

	Mexico–0.27%
	Mexican Government 10.00% 11/20/36	MXN	7,792,000	671,162
	United Mexican States 5.95% 3/19/19		230,000	231,150

				902,312

	Russia–0.07%
	Russian Government 7.50% 3/31/30		247,940	218,723

				218,723

	United Kingdom–0.10%
	U.K. Treasury 4.50% 3/7/13	GBP	218,000	344,288

				344,288

	Total Sovereign Debt (Cost $2,575,596)			2,682,647

	SUPRANATIONAL BANKS–0.62%
	European Investment Bank
	6.00% 8/14/13	AUD	561,000	415,797
	6.125% 1/23/17	AUD	180,000	137,483
	7.75% 10/26/10	NZD	427,000	266,578
	11.25% 2/14/13	BRL	1,295,000	575,238
	Inter-American Development Bank 5.75% 6/15/11	AUD	350,000	256,814
	International Bank for Reconstruction & Development 7.50% 7/30/14	NZD	660,000	446,156

	Total Supranational Banks (Cost $2,508,930)			2,098,066

	U.S. TREASURY OBLIGATIONS–0.20%
	U.S. Treasury Bond 4.375% 2/15/38		50,000	66,984
	U.S. Treasury Notes
	1.50% 12/31/13		180,000	179,648
	3.75% 11/15/18		370,000	418,968

	Total U.S. Treasury Obligations
	(Cost $651,452)			665,600

			Number of
			Shares

	WARRANT–0.00%
†#	Solutia 144A, exercise price $7.59, expiration date 7/15/09		1,465	0

	Total Warrant (Cost $124,625)			0

			Principal
			Amount°

=/	DISCOUNTED COMMERCIAL PAPER–2.42%
	ConocoPhillips 5.00% 1/2/09		8,175,000	8,174,989

	Total Discounted Commercial Paper (Cost $8,174,989)			8,174,989

LVIP Delaware Managed Fund–19

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.42% (Cost $365,793,680)	$335,514,632

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.58%Δ	1,955,032

NET ASSETS APPLICABLE TO 31,145,838 SHARES OUTSTANDING–100.00%	$337,469,664

NET ASSET VALUE–LVIP DELAWARE MANAGED FUND STANDARD CLASS ($290,658,931 / 26,827,720 Shares)	$10.834

NET ASSET VALUE–LVIP DELAWARE MANAGED FUND SERVICE CLASS ($46,810,733 / 4,318,118 Shares)	$10.841

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$399,023,555
Undistributed net investment income	1,902,545
Accumulated net realized loss on investments	(32,982,186)
Net unrealized depreciation of investments and foreign currencies	(30,474,250)

Total net assets	$337,469,664

° Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD–Australian Dollar
BRL–Brazilian Real
EUR–European Monetary Unit
GBP–British Pound Sterling
JPY– Japanese Yen
MXN–Mexican Peso
NZD–New Zealand Dollar
RUB–Russian Ruble
USD–United States Dollar

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2008.

Zero coupon security. The rate shown is the yield at the time of purchase.

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $8,285,979, which represented 2.46% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $10,309,544, which represented 3.05% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

†	Non income producing security.

=/	The rate shown is the effective yield at the time of purchase.

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of the restricted securities was $1,029,570, or 0.31% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Δ	Includes $300,072 cash pledged as collateral for financial futures contracts.

‡	Non income producing security. Security is currently in default.

LVIP Delaware Managed Fund–20

LVIP Delaware Managed Fund
Statement of Net Assets (continued)

Summary of Abbreviations:

AMBAC–Insured by the AMBAC Assurance Corporation
ARM–Adjustable Rate Mortgage
GNMA–Government National Mortgage Association
GSMPS–Goldman Sachs Reperforming Mortgage Securities
LOC–Letter of Credit
MASTR–Mortgage Asset Securitization Transaction, Inc.
MBIA–Insured by the Municipal Bond Insurance Association
NIM–Net Interest Margin
PIK–Pay-in-Kind
REMICs–Real Estate Mortgage Investment Conduits
RSB–Rate Stabilization Bonds
S.F.–Single Family
TBA–To be announced
yr–Year

The following foreign currency exchange and financial futures contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

				Unrealized
				Appreciation
Contracts to Receive (Deliver)	In Exchange For		Settlement Date	(Depreciation)
AUD (1,027,283)	USD	659,166	1/7/09	$(71,121)
BRL (303,104)	USD	125,250	1/30/09	(5,709)
EUR (45,840)	USD	57,964	1/7/09	(6,056)
EUR (264,450)	USD	333,833	1/7/09	(35,490)
GBP (226,795)	USD	339,621	1/7/09	8,703
JPY 58,502,067	USD	(622,362)	1/7/09	22,528
JPY (18,278,332)	USD	194,765	1/7/09	(6,724)
NZD (1,032,051)	USD	551,115	1/7/09	(55,014)

				$(148,883)

Financial Futures Contracts2

Contracts		Notional	Notional		Unrealized
to Sell		Cost	Value	Expiration Date	Depreciation
(9)	U.S. Treasury 5 yr Notes	$(1,061,714)	$(1,071,492)	3/31/09	$(9,778)
(4)	U.S. Treasury 10 yr Notes	(490,369)	(503,000)	3/31/09	(12,631)
(2)	U.S. Treasury Long Bond	(266,603)	(276,094)	3/31/09	(9,491)

		$(1,818,686)	$(1,850,586)		$(31,900)

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

2 See Note 9 in “Notes to financial statements.”

See accompanying notes

LVIP Delaware Managed Fund–21

LVIP Delaware Managed Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$5,590,696
Interest	7,549,750

13,140,446

EXPENSES:
Management fees	1,900,671
Distribution expenses–Service Class	217,790
Accounting and administration expenses	206,896
Reports and statements to shareholders	147,948
Professional fees	34,160
Custodian fees	16,898
Trustees’ fees	11,427
Other	36,783

2,572,573
Less expense paid indirectly	(16,898)

Total operating expenses	2,555,675

NET INVESTMENT INCOME	10,584,771

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(27,307,844)
Foreign currencies	211,145
Future contracts	317,806
Written options	235,951

Net realized loss	(26,542,942)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(119,092,205)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(145,635,147)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(135,050,376)

See accompanying notes

LVIP Delaware Managed Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,584,771	$13,347,776
Net realized gain (loss) on investments and foreign currencies	(26,542,942)	43,492,744
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(119,092,205)	(33,124,147)

Net increase (decrease) in net assets resulting from operations	(135,050,376)	23,716,373

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,210,389)	(11,870,831)
Service Class	(1,246,938)	(1,663,942)
Net realized gain on investments:
Standard Class	(37,889,364)	(11,273,879)
Service Class	(6,071,554)	(1,725,565)

	(54,418,245)	(26,534,217)

Proceeds from shares sold:
Standard Class	3,069,398	5,529,869
Service Class	5,823,907	4,843,057
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	47,099,753	23,144,710
Service Class	7,318,492	3,389,507
Net assets from merger*:
Service Class	—	77,563,411

	63,311,550	114,470,554

Cost of shares repurchased:
Standard Class	(73,794,083)	(77,331,351)
Service Class	(15,044,020)	(9,394,577)

	(88,838,103)	(86,725,928)

Increase (decrease) in net assets derived from
capital share transactions	(25,526,553)	27,744,626

NET INCREASE (DECREASE) IN NET ASSETS	(214,995,174)	24,926,782
NET ASSETS:
Beginning of year	552,464,838	527,538,056

End of year (including undistributed net investment income of $1,902,545 and $1,429,052, respectively)	$337,469,664	$552,464,838

*	See Note 7 in “Notes to financial statements”

See accompanying notes

LVIP Delaware Managed Fund–22

LVIP Delaware Managed Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Managed Fund Standard Class
			Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$16.910	$16.957	$15.708	$15.391	$14.299

Income (loss) from investment operations:
Net investment income[1]	0.347	0.416	0.366	0.305	0.306
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.569)	0.353	1.285	0.384	1.108

Total from investment operations	(4.222)	0.769	1.651	0.689	1.414

Less dividends and distributions from:
Net investment income	(0.351)	(0.421)	(0.402)	(0.372)	(0.322)
Net realized gain on investments	(1.503)	(0.395)	—	—	—

Total dividends and distributions	(1.854)	(0.816)	(0.402)	(0.372)	(0.322)

Net asset value, end of period	$10.834	$16.910	$16.957	$15.708	$15.391

Total return[2]	(26.96% )	4.58%	10.57%	4.49%	10.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,659	$477,666	$525,479	$545,772	$581,333
Ratio of expenses to average net assets	0.52%	0.48%	0.50%	0.51%	0.49%
Ratio of net investment income to average net assets	2.39%	2.38%	2.25%	1.96%	2.10%
Portfolio turnover	116%	174%	143%	92%	145%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Managed Fund–23

LVIP Delaware Managed Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Managed Fund Service Class
	Year Ended
					5/19/04[1]
					to
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$16.899	$16.946	$15.699	$15.386	$14.091

Income (loss) from investment operations:
Net investment income[2]	0.297	0.372	0.326	0.265	0.171
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.557)	0.352	1.283	0.383	1.391

Total from investment operations	(4.260)	0.724	1.609	0.648	1.562

Less dividends and distributions from:
Net investment income	(0.295)	(0.376)	(0.362)	(0.335)	(0.267)
Net realized gain on investments	(1.503)	(0.395)	—	—	—

Total dividends and distributions	(1.798)	(0.771)	(0.362)	(0.335)	(0.267)

Net asset value, end of period	$10.841	$16.899	$16.946	$15.699	$15.386

Total return[3]	(27.21% )	4.32%	10.30%	4.23%	11.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,811	$74,799	$2,059	$1,016	$197
Ratio of expenses to average net assets	0.87%	0.73%	0.75%	0.76%	0.74%
Ratio of net investment income to average net assets	2.04%	2.13%	2.00%	1.71%	1.91%
Portfolio turnover	116%	174%	143%	92%	145% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Delaware Managed Fund–24

LVIP Delaware Managed Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Managed Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $452 for the year ended December 31,

LVIP Delaware Managed Fund–25

LVIP Delaware Managed Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly”.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.19% of the Fund’s average daily net assets.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $11,277 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $26,938 and $10,796, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. Prior to January 1, 2008, the Plan Fee was limited to 0.25%. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$125,311
Fees Payable to DSC	699
Distribution Fees Payable to LFD	13,555

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $405,577,316 and sales of $431,398,193 of investment securities other than U.S. government securities short-term investments. For the year ended December 31, 2008, the Fund made purchases of $101,294,777 and sales of $125,125,348 of U.S. government securities.

At December 31, 2008, the cost of investments for federal income tax purposes was $370,623,325. At December 31, 2008, net unrealized depreciation was $35,108,693, of which $31,365,709 related to unrealized appreciation of investments and $66,474,402 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Delaware Managed Fund–26

LVIP Delaware Managed Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$217,097,494	$—
Level 2	116,015,537	(180,783)
Level 3	2,401,601	—

Total	$335,514,632	$(180,783)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 12/31/07	$1,816,692
Net realized loss	(150,187)
Net change in unrealized appreciation/depreciation	(974,603)
Net purchases, sales and settlements	1,417,556
Net transfers in and/or out of Level 3	292,143

Balance as of 12/31/08	$2,401,601

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(974,317)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was a follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$16,436,296	$14,336,773
Long-term capital gains	37,981,949	12,197,444

Total	$54,418,245	$26,534,217

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$399,023,555
Undistributed ordinary income	1,966,017
Capital loss carryforwards	(20,000,549)
Other temporary differences	(14,148)
Post-October losses	(8,169,744)
Post-October currency losses	(212,355)
Unrealized depreciation of investments and foreign currencies	(35,123,112)

Net assets	$337,469,664

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, partnership interest, mark-to-market of financial futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments and paydown gain

LVIP Delaware Managed Fund–27

LVIP Delaware Managed Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

(loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$346,049	$(346,049)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $20,000,549 expires in 2016.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	212,252	314,957
Service Class	402,015	280,834
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,486,251	1,366,007
Service Class	538,908	200,219
Shares issued from merger*:
Service Class	—	4,357,740

	4,639,426	6,519,757

Shares repurchased:
Standard Class	(5,118,198)	(4,421,592)
Service Class	(1,048,978)	(534,130)

	(6,167,176)	(4,955,722)

Net increase (decrease)	(1,527,750)	1,564,035

* See Note 7.

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Jefferson Pilot Variable Fund, Inc. Balanced Portfolio (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets	$77,563,411
Accumulated net realized loss	(104,249)
Net unrealized appreciation	11,421,265

The net assets of the Fund prior to the Reorganization were $531,534,721. The combined net assets after Reorganization were $609,098,132.

8.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain

LVIP Delaware Managed Fund–28

LVIP Delaware Managed Fund
Notes to Financial Statements (continued)

8.	Foreign Currency Exchange Contracts (continued)

that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9.	Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10.	Written Options
During the year ended December 31, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the year ended December 31, 2008 for the Fund were as follows:

	Number of
	contracts	Premiums

Options outstanding at December 31, 2007	—	$—
Options written	631	396,919
Options expired	(157)	(82,403)
Options terminated in closing purchase transactions	(474)	(314,516)

Options outstanding at December 31, 2008	—	$—

11.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

LVIP Delaware Managed Fund–29

LVIP Delaware Managed Fund
Notes to Financial Statements (continued)

11.	Credit and Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13.	Proposed Fund Merger
On December 9, 2008, the Fund’s Board approved a proposal to merge the Fund into the LVIP Delaware Conservative Allocation Fund, a shell fund commencing operations on May 1, 2009. The Fund will continue to accept purchases from shareholders (including reinvested dividends or capital gains) until the last business day before the proposed merger. A meeting of shareholders for the Fund is scheduled to be held on April 2, 2009 to vote on the merger. If approved by shareholders, the merger is expected to take place on April 30, 2009.

LVIP Delaware Managed Fund–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Managed Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Managed Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Managed Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Delaware Managed Fund–31

LVIP Delaware Managed Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

69.80%	30.20%	100.00%	39.57%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Delaware Managed Fund–32

LVIP Delaware Managed Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC), a series of Delaware Management Business Trust, on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that, although the Fund’s performance was below the average of its peer group, it considered Fund management’s explanations as to the causes of the underperformance. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Delaware Managed Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Delaware Managed Fund–33

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Life & Annuity Company of New York; Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Managed Fund–34

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Managed Fund–35

LVIP Delaware Social Awareness Fund

LVIP Delaware Social
Awareness Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Delaware Social Awareness Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Social Awareness Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (34.41%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell 1000® Index*, returned (37.60%).

Equity markets were extremely volatile in 2008 as weakening economic activity and a crisis of confidence in the global financial system led to a decline in the Russell 1000 Index* of 37.60%. The U.S. housing market, which has been the focal point of economic instability since 2007, saw no signs of improvement as home prices dropped almost 20% during the year. Major financial institutions across the globe were rattled by rapidly declining asset values of mortgage-related securities and heightened illiquidity across all sectors of the credit markets. Bear Stearns, Lehman Brothers, American International Group (AIG), and Fannie Mae and Freddie Mac were among the major victims of the credit crisis after deterioration in their capital positions left them with no other option except bankruptcy, forced merger and acquisition (M&A), or government takeover. In response to the disruptions in the financial system, the U.S. Treasury and Federal Reserve utilized a variety of conventional and unconventional techniques to restore order: lowering the Federal Funds rate from 4.25% to 0.25%, buying equity stakes in financial institutions, and the establishment of a program to purchase mortgage-backed securities as a means to support fixed income markets. While the government was successful in mitigating a widespread collapse in the financial system, their efforts were not able to prevent the U.S. economy from entering into recession. Rising unemployment, tight lending standards, and the collapse of commodity prices have dimmed growth prospects in the U.S. and abroad for the foreseeable future.

The Fund’s return exceeded that of its benchmark for the year. The Fund’s outperformance relative to the Russell 1000 Index* was attributable to stock selection in the basic materials, capital goods, and technology sectors. On the downside, stock selection in the energy, consumer discretionary, and real estate investment trust (REIT) sectors detracted from performance. At the stock level, a lack of exposure to General Electric and Citigroup and an overweight position in Fluor positively impacted fund returns. Detracting from performance were overweight positions in National Oilwell Varco, AIG, and Bank of America. At December 31, 2008, the Fund no longer held positions in Fluor and AIG.

Looking into 2009, hopes rest on President Barack Obama and his new administration to provide much-needed stimulus to the economy in the form of infrastructure spending and capital injections in the financial markets. We view current valuations in the market as extremely attractive, and seek to take advantage of situations where draconian market expectations have gotten out of line with underlying company fundamentals. We expect volatile equity markets over the near term but remain confident that the unconventional techniques being utilized by U.S. and foreign governments to stimulate the global economy will provide positive support to the markets over the long term.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,417. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have decreased to $8,962. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−34.41%

Five Years	−0.86%

Ten Years	−0.60%

Service Class Shares

One Year	−34.64%

Five Years	−1.13%

Inception (5/15/03)	+2.40%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$710.60	0.45%	$1.93
Service Class Shares	1,000.00	709.40	0.80%	3.44

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.87	0.45%	$2.29
Service Class Shares	1,000.00	1,021.11	0.80%	4.06

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	94.73%

Air Freight & Logistics	1.20%
Auto Components	0.46%
Biotechnology	5.50%
Chemicals	1.38%
Commercial Banks	5.69%
Communications Equipment	4.74%
Computers & Peripherals	4.60%
Consumer Finance	1.33%
Containers & Packaging	1.39%
Diversified Financial Services	1.86%
Diversified Telecommunication Services	4.81%
Electrical Equipment	1.59%
Electronic Equipment Instruments & Components	0.94%
Energy Equipment & Services	4.16%
Food & Staples Retailing	3.59%
Food Products	4.99%
Gas Utilities	1.11%
Health Care Equipment & Supplies	4.98%
Health Care Providers & Services	2.27%
Hotels, Restaurants & Leisure	1.95%
Household Durables	1.06%
Household Products	2.52%
Insurance	3.89%
Internet Software & Services	1.83%
IT Services	1.68%
Life Sciences Tools & Services	0.66%
Machinery	1.61%
Media	2.41%
Multiline Retail	0.83%
Multi-Utilities	2.59%
Oil, Gas & Consumable Fuels	2.64%
Pharmaceuticals	5.40%
Professional Services	0.33%
Real Estate Investment Trusts	0.73%
Semiconductors & Semiconductor Equipment	1.12%
Software	4.06%
Specialty Retail	1.35%
Textiles, Apparel & Luxury Goods	0.78%
Wireless Telecommunication Services	0.70%

Short-Term Investment	1.18%

Total Value of Securities	95.91%

Receivables and Other Assets Net of Liabilities	4.09%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Cisco Systems	2.86%
NSTAR	2.59%
Microsoft	2.54%
Clorox	2.51%
Verizon Communications	2.50%
Shire ADR	2.48%
Wells Fargo	2.08%
General Mills	1.99%
Burger King Holdings	1.95%
CVS Caremark	1.95%

Total	23.45%

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–94.73%
	Air Freight & Logistics–1.20%
	FedEx	113,100	$7,255,365

			7,255,365

	Auto Components–0.46%
	Borg Warner	126,500	2,753,905
	WABCO Holdings	0	5

			2,753,910

	Biotechnology–5.50%
†	Amgen	185,700	10,724,175
†	Genentech	113,600	9,418,576
†	Gilead Sciences	195,800	10,013,212
†	Vertex Pharmaceuticals	100,700	3,059,266

			33,215,229

	Chemicals–1.38%
	Airgas	214,400	8,359,456

			8,359,456

	Commercial Banks–5.69%
	BB&T	118,700	3,259,502
	PNC Financial Services Group	161,200	7,898,800
	U.S. Bancorp	427,200	10,684,272
	Wells Fargo	426,500	12,573,220

			34,415,794

	Communications Equipment–4.74%
†	Cisco Systems	1,059,600	17,271,480
	QUALCOMM	318,200	11,401,106

			28,672,586

	Computers & Peripherals–4.60%
†	Apple	110,600	9,439,710
†	EMC	637,900	6,678,813
	Hewlett-Packard	321,400	11,663,606

			27,782,129

	Consumer Finance–1.33%
	Capital One Financial	252,500	8,052,225

			8,052,225

	Containers & Packaging–1.39%
†	Owens-Illinois	308,400	8,428,572

			8,428,572

	Diversified Financial Services–1.86%
	Bank of America	800,200	11,266,816

			11,266,816

	Diversified Telecommunication Services–4.81%
	Embarq	195,500	7,030,180
	Telefonos de Mexico ADR	215,100	4,504,194
†	Telmex Internacional ADR	215,100	2,443,536
	Verizon Communications	445,800	15,112,620

			29,090,530

	Electrical Equipment–1.59%
	Roper Industries	222,000	9,637,020

			9,637,020

	Electronic Equipment Instruments & Components–0.94%
†	Mettler-Toledo International	83,900	5,654,860

			5,654,860

	Energy Equipment & Services–4.16%
†	Exterran Holdings	159,300	3,393,090
†	Nabors Industries	518,800	6,210,036
†	National Oilwell Varco	321,700	7,862,348
	Noble	346,700	7,648,202

			25,113,676

	Food & Staples Retailing–3.59%
	CVS Caremark	410,000	11,783,400
	Walgreen	401,100	9,895,137

			21,678,537

	Food Products–4.99%
	General Mills	197,600	12,004,200
	Heinz (H.J.)	294,700	11,080,720
	Kellogg	161,000	7,059,850

			30,144,770

	Gas Utilities–1.11%
	Equitable Resources	199,700	6,699,935

			6,699,935

	Health Care Equipment & Supplies–4.98%
	Bard (C.R.)	72,700	6,125,702
	Baxter International	131,100	7,025,649
†	Gen-Probe	110,800	4,746,672
†	Hologic	375,300	4,905,171
	Medtronic	232,100	7,292,582

			30,095,776

	Health Care Providers & Services–2.27%
†	Express Scripts	121,300	6,669,074
	UnitedHealth Group	264,300	7,030,380

			13,699,454

	Hotels, Restaurants & Leisure–1.95%
	Burger King Holdings	494,700	11,813,436

			11,813,436

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Household Durables–1.06%
†	Jarden	554,600	$6,377,900

			6,377,900

	Household Products–2.52%
	Clorox	273,600	15,201,216

			15,201,216

	Insurance–3.89%
	Berkley (W.R.)	209,600	6,497,600
	Everest Re Group	75,900	5,779,026
	Prudential Financial	170,300	5,153,278
	Travelers	133,900	6,052,280

			23,482,184

	Internet Software & Services–1.83%
†	Google Class A	36,000	11,075,400

			11,075,400

	IT Services–1.68%
	Accenture Class A	156,300	5,125,077
†	Visa Class A	95,300	4,998,485

			10,123,562

	Life Sciences Tools & Services–0.66%
†	Thermo Fisher Scientific	117,100	3,989,597

			3,989,597

	Machinery–1.61%
	Lincoln Electric Holdings	191,200	9,737,816

			9,737,816

	Media–2.41%
	Comcast Class A	635,700	10,730,616
†	Viacom Class B	202,700	3,863,462

			14,594,078

	Multiline Retail–0.83%
†	Kohl’s	138,000	4,995,600

			4,995,600

	Multi-Utilities–2.59%
	NSTAR	429,200	15,661,508

			15,661,508

	Oil, Gas & Consumable Fuels–2.64%
	Chesapeake Energy	341,100	5,515,587
	EOG Resources	157,000	10,453,060

			15,968,647

	Pharmaceuticals–5.40%
	Allergan	235,100	9,479,232
†	Forest Laboratories	321,500	8,188,605
	Shire ADR	334,500	14,978,910

			32,646,747

	Professional Services–0.33%
†	FTI Consulting	44,300	1,979,324

			1,979,324

	Real Estate Investment Trusts–0.73%
	Host Hotels & Resorts	252,200	1,909,154
	Simon Property Group	46,800	2,486,484

			4,395,638

	Semiconductors & Semiconductor Equipment–1.12%
	Applied Materials	668,200	6,768,866

			6,768,866

	Software–4.06%
†	McAfee	165,300	5,714,421
	Microsoft	788,400	15,326,496
†	Symantec	260,900	3,527,368

			24,568,285

	Specialty Retail–1.35%
	Guess	319,800	4,908,930
†	Urban Outfitters	217,100	3,252,158

			8,161,088

	Textiles, Apparel & Luxury Goods–0.78%
	Phillips-Van Heusen	235,300	4,736,589

			4,736,589

	Wireless Telecommunication Services–0.70%
†	MetroPCS Communications	284,700	4,227,795

			4,227,795

	Total Common Stock (Cost $634,858,402)		572,521,916

	SHORT-TERM INVESTMENT–1.18%
	Money Market Mutual Fund–1.18%
	Dreyfus Treasury & Agency Cash Management Fund	7,132,823	7,132,823

	Total Short-Term Investment (Cost $7,132,823)		7,132,823

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–95.91% (Cost $641,991,225)	$579,654,739

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–4.09%	24,749,029

NET ASSETS APPLICABLE TO 26,975,150 SHARES OUTSTANDING–100.00%	$604,403,768

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($554,028,763 / 24,725,146 Shares)	$22.408

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($50,375,005 / 2,250,004 Shares)	$22.389

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$642,905,312
Undistributed net investment income	1,507,548
Accumulated net realized gain on investments	22,327,394
Net unrealized depreciation of investments	(62,336,486)

Total net assets	$604,403,768

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$12,066,764
Interest	564,276
Foreign tax withheld	(13,401)

12,617,639

EXPENSES:
Management fees	3,164,669
Accounting and administration expenses	395,054
Distribution expenses-Service Class	245,247
Reports and statements to shareholders	123,443
Professional fees	26,049
Trustees’ fees	22,186
Custodian fees	12,178
Other	63,148

4,051,974
Less expense paid indirectly	(1,094)

Total operating expenses	4,050,880

NET INVESTMENT INCOME	8,566,759

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	31,786,620
Net change in unrealized appreciation/depreciation of investments	(378,799,090)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(347,012,470)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(338,445,711)

See accompanying notes

LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,566,759	$12,704,890
Net realized gain on investments	31,786,620	57,210,287
Net change in unrealized appreciation/depreciation of investments	(378,799,090)	(31,047,138)

Net increase (decrease) in net assets resulting from operations	(338,445,711)	38,868,039

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,846,941)	(9,060,338)
Service Class	(390,849)	(565,831)
Net realized gain on investments:
Standard Class	(47,617,723)	—
Service Class	(4,184,138)	—

	(59,039,651)	(9,626,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,194,550	13,966,080
Service Class	13,252,068	13,227,292
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	54,464,664	9,060,338
Service Class	4,574,987	565,831

	81,486,269	36,819,541

Cost of shares repurchased:
Standard Class	(144,557,622)	(181,755,528)
Service Class	(19,923,075)	(15,003,567)

	(164,480,697)	(196,759,095)

Decrease in net assets derived from capital share transactions	(82,994,428)	(159,939,554)

NET DECREASE IN NET ASSETS	(480,479,790)	(130,697,684)
NET ASSETS:
Beginning of year	1,084,883,558	1,215,581,242

End of year (including undistributed net investment income of $1,507,548 and $3,230,520, respectively)	$604,403,768	$1,084,883,558

See accompanying notes

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$36.654	$35.920	$32.259	$29.034	$26.001

Income (loss) from investment operations:
Net investment income[1]	0.317	0.401	0.326	0.297	0.368
Net realized and unrealized gain (loss) on investments	(12.349)	0.661	3.637	3.189	2.921

Total from investment operations	(12.032)	1.062	3.963	3.486	3.289

Less dividends and distributions from:
Net investment income	(0.278)	(0.328)	(0.302)	(0.261)	(0.256)
Net realized gain on investments	(1.936)	—	—	—	—

Total dividends and distributions	(2.214)	(0.328)	(0.302)	(0.261)	(0.256)

Net asset value, end of period	$22.408	$36.654	$35.920	$32.259	$29.034

Total return[2]	(34.41% )	2.97%	12.31%	12.03%	12.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$554,029	$1,000,287	$1,131,469	$1,149,865	$1,111,254
Ratio of expenses to average net assets	0.44%	0.41%	0.41%	0.42%	0.41%
Ratio of net investment income to average net assets	1.02%	1.09%	0.97%	0.99%	1.38%
Portfolio turnover	41%	15%	28%	28%	38%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$36.593	$35.870	$32.230	$29.020	$25.991

Income (loss) from investment operations:
Net investment income[1]	0.208	0.307	0.243	0.221	0.300
Net realized and unrealized gain (loss) on investments	(12.301)	0.662	3.627	3.185	2.918

Total from investment operations	(12.093)	0.969	3.870	3.406	3.218

Less dividends and distributions from:
Net investment income	(0.175)	(0.246)	(0.230)	(0.196)	(0.189)
Net realized gain on investments	(1.936)	—	—	—	—

Total dividends and distributions	(2.111)	(0.246)	(0.230)	(0.196)	(0.189)

Net asset value, end of period	$22.389	$36.593	$35.870	$32.230	$29.020

Total return[2]	(34.64% )	2.71%	12.03%	11.75%	12.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,375	$84,597	$84,112	$76,514	$42,558
Ratio of expenses to average net assets	0.79%	0.66%	0.66%	0.67%	0.66%
Ratio of net investment income to average net assets	0.67%	0.84%	0.72%	0.74%	1.13%
Portfolio turnover	41%	15%	28%	28%	38%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $13,616 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $21,672 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $52,029 and $17,948 respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. Prior to January 1, 2008, the Plan Fee was limited to 0.25%. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$196,549
Fees Payable to DSC	1,243
Distribution Fees Payable to LFD	14,446

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $347,458,425 and sales of $477,403,729 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $644,396,315. At December 31, 2008, net unrealized depreciation was $64,741,576, of which $73,380,635 related to unrealized appreciation of investments and $138,122,211 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$579,654,739
Level 2	—
Level 3	—

Total	$579,654,739

There were no Level 3 securities at the beginning or end of the year.

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$7,237,790	$9,626,169
Long-term capital gain	51,801,861	—

Total	$59,039,651	$9,626,169

In addition, the Fund declared an ordinary income consent dividend of $3,035,285 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$642,905,312
Undistributed ordinary income	1,507,548
Undistributed long-term capital gains	32,112,414
Post-October losses	(7,379,930)
Unrealized depreciation of investments	(64,741,576)

Net assets	$604,403,768

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in Capital

$(3,051,941)	$16,656	$3,035,285

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	302,004	371,775
Service Class	439,711	351,746
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,775,751	250,154
Service Class	147,195	15,643

	2,664,661	989,318

Shares repurchased:
Standard Class	(4,642,680)	(4,831,877)
Service Class	(648,704)	(400,495)

	(5,291,384)	(5,232,372)

Net decrease	(2,626,723)	(4,243,054)

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

7.	Market Risk
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

The Fund invests in real estate investment trusts (REITs) and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Delaware Social Awareness Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

87.74%	12.26%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Delaware Social Awareness Fund

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC), a series of Delaware Management Business Trust, on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that the Fund’s short-term performance was within range of the average in the Fund’s peer group and that the Fund’s long-term performance was good. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Delaware Social Awareness Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Delaware Social Awareness Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New Yark; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–18

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Delaware Special Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Special Opportunities Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (36.63%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell MidCap® Value Index*, returned (38.44%).

Equity markets had one of their worst years on record during 2008 almost regardless of market capitalization size or asset style. The Russell MidCap Value Index* declined 38.44% while the Russell MidCap® Growth Index** lost 44.32% during the year. Several factors dominated the investment landscape during 2008 that led to volatility in equities during the year, and these included:

•	The continued deterioration of home sales and home prices while the rate of foreclosures continued to climb.
•	Credit problems at most major lending institutions that continued to rise throughout the year, and the ultimate decline in bank lending as most banks worked to preserve capital.
•	Bankruptcy filings by several large corporations that had previously been accorded AAA status.
•	Extreme volatility in several commodities that initially hurt consumers but provided a slight tailwind toward the end of the year. A prime example was the price of oil that climbed to over $140 per barrel during July, only to decline to around $40 by the end of the year.
•	The continuation of an aggressive Federal Reserve that essentially lowered short-term interest rates to 0% by the end of the year. Additionally, the Federal Reserve and Treasury provided hundreds of billions of taxpayer money to bail out many institutions.

While the overall market returns for MidCap Value equities were poor, sector damage was also widespread as all sectors, with the exception of transportation declined at least 25%. The worst performing sectors were business services, capital spending, consumer cyclicals, consumer services, technology and energy, all of which declined at least 45%. Traditionally defensive areas such as healthcare, consumer staples and utilities did have better performance but still declined at least 25%. Versus the benchmark index, basic industries, business services, consumer services, financial services, technology and real estate investment trusts (REITs)*** all provided relative outperformance for the Fund while transportation, energy, consumer staples and healthcare were relative underperformers. From an attribution standpoint, stock selection had a positive impact on performance while sector weightings had a negative impact primarily due to the overweight in capital spending and the underweight in utilities, consumer staples and REITs***.

Christopher S. Beck, CFA
Michael E. Hughes, CFA
Kent P. Madden, CFA
Delaware Investments

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,513. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have grown to $15,448. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−36.63%

Five Years	+1.62%

Ten Years	+3.80%

Service Class Shares

One Year	−36.85%

Inception (5/19/04)	+1.72%

*	The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

**	The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

***	REITs involve risks such as refinancing, economic conditions in the real estate industry, changes in property values, dependency on real estate management, and other risks associated with a portfolio that concentrates its investments in one sector or geographic region.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$683.70	0.48%	$2.03
Service Class Shares	1,000.00	626.90	0.83%	3.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.72	0.48%	$2.44
Service Class Shares	1,000.00	1,020.96	0.83%	4.22

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials

Percentage
Sector	of Net Assets

Common Stock	95.97%

Aerospace & Defense	1.41%
Auto Components	1.81%
Capital Markets	2.26%
Chemicals	4.73%
Commercial Banks	6.45%
Commercial & Professional Services	3.64%
Communications Equipment	0.37%
Containers & Packaging	2.84%
Diversified Consumer Services	0.74%
Diversified Telecommunication Services	0.69%
Electric Utilities	2.68%
Electrical Equipment	0.96%
Electronic Equipment & Instruments	1.33%
Energy Equipment & Services	1.46%
Food & Staples Retailing	1.06%
Food Products	3.53%
Gas Utilities	1.85%
Health Care Equipment & Supplies	1.15%
Health Care Providers & Services	3.12%
Hotels, Restaurants & Leisure	0.97%
Household Durables	1.26%
Household Products	0.90%
Insurance	10.58%
IT Services	0.99%
Leisure Equipment & Products	1.08%
Life Sciences Tools & Services	0.82%
Machinery	4.36%
Media	0.34%
Metals & Mining	2.88%
Multiline Retail	2.73%
Multi-Utilities	4.70%
Oil, Gas & Consumable Fuels	2.96%
Pharmaceuticals	1.05%
Real Estate Investment Trusts	4.33%
Road & Rail	2.01%
Semiconductors & Semiconductor Equipment	0.38%
Software	4.01%
Specialty Retail	5.22%
Textiles, Apparel & Luxury Goods	0.92%
Tobacco	1.40%

Discounted Commercial Paper	1.04%

U.S. Treasury Obligation	2.80%

Total Value of Securities	99.81%

Receivables and Other Assets Net of Liabilities	0.19%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Berkley (W.R.)	2.69%
FMC	2.42%
Dollar Tree	1.98%
Bank of Hawaii	1.90%
Nucor	1.79%
Highwoods Properties	1.71%
American Financial Group	1.43%
Owens-Illinois	1.43%
Archer-Daniels-Midland	1.42%
Public Service Enterprise Group	1.42%

Total	18.19%

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–95.97%
	Aerospace & Defense–1.41%
†	Alliant Techsystems	30,900	$2,649,984
	Goodrich	83,800	3,102,276

			5,752,260

	Auto Components–1.81%
	Borg Warner	112,400	2,446,948
	Johnson Controls	271,200	4,924,992

			7,371,940

	Capital Markets–2.26%
	Federated Investors Class B	147,400	2,499,904
	Northern Trust	77,500	4,040,850
	Raymond James Financial	157,550	2,698,832

			9,239,586

	Chemicals–4.73%
	Cytec Industries	99,600	2,113,512
	FMC	220,400	9,858,492
	PPG Industries	63,500	2,694,305
	Sigma-Aldrich	110,000	4,646,400

			19,312,709

	Commercial Banks–6.45%
	Associated Banc-Corp	163,300	3,417,869
	Bank of Hawaii	171,300	7,737,621
	Colonial BancGroup	483,500	1,000,845
	First Horizon National	406,533	4,297,057
	Marshall & Ilsley	164,100	2,238,324
	Regions Financial	176,700	1,406,532
	TCF Financial	256,000	3,496,960
	Zions Bancorp	111,900	2,742,669

			26,337,877

	Commercial & Professional Services–3.64%
	Brink’s	117,000	3,144,960
†	Brinks Home Security Holding	117,000	2,564,640
	Donnelley (R.R.) & Sons	136,100	1,848,238
	Manpower	83,400	2,834,766
	Republic Services	180,450	4,473,356

			14,865,960

	Communications Equipment–0.37%
†	Polycom	111,300	1,503,663

			1,503,663

	Containers & Packaging–2.84%
†	Owens-Illinois	213,400	5,832,222
†	Pactiv	231,700	5,764,696

			11,596,918

	Diversified Consumer Services–0.74%
	Service International	603,300	2,998,401

			2,998,401

	Diversified Telecommunication Services–0.69%
	CenturyTel	103,100	2,817,723

			2,817,723

	Electric Utilities–2.68%
	Edison International	163,100	5,238,772
	PPL	186,000	5,708,340

			10,947,112

	Electrical Equipment–0.96%
	Rockwell Automation	121,300	3,910,712

			3,910,712

	Electronic Equipment & Instruments–1.33%
†	Agilent Technologies	134,400	2,100,672
†	Avnet	182,300	3,319,683

			5,420,355

	Energy Equipment & Services–1.46%
	ENSCO International	123,100	3,494,809
	Rowan	153,600	2,442,240

			5,937,049

	Food & Staples Retailing–1.06%
	CVS Caremark	150,200	4,316,748

			4,316,748

	Food Products–3.53%
	Archer-Daniels-Midland	201,300	5,803,479
	Del Monte Foods	422,300	3,015,222
	Hershey	60,000	2,084,400
†	Smithfield Foods	143,900	2,024,673
	Tyson Foods Class A	168,900	1,479,564

			14,407,338

	Gas Utilities–1.85%
	Equitable Resources	129,100	4,331,305
	Questar	98,000	3,203,620

			7,534,925

	Health Care Equipment & Supplies–1.15%
	Becton Dickinson	68,700	4,698,393

			4,698,393

	Health Care Providers & Services–3.12%
	McKesson	128,400	4,972,932
	Omnicare	116,600	3,236,816
	Universal Health Services Class B	119,900	4,504,643

			12,714,391

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Hotels, Restaurants & Leisure–0.97%
	Marriott International Class A	154,800	$3,010,860
	Starwood Hotels & Resorts Worldwide	52,000	930,800

			3,941,660

	Household Durables–1.26%
	Centex	63,200	672,448
	D.R. Horton	165,533	1,170,318
	Fortune Brands	80,200	3,310,656

			5,153,422

	Household Products–0.90%
†	Energizer Holdings	68,000	3,681,520

			3,681,520

	Insurance–10.58%
	American Financial Group	255,050	5,835,544
	Berkley (W.R.)	354,550	10,991,050
	Loews	186,000	5,254,500
	Manulife Financial	173,526	2,955,148
†	Reinsurance Group of America	111,800	4,787,276
	Stancorp Financial Group	111,300	4,649,001
	Torchmark	89,700	4,009,590
	Travelers	103,500	4,678,200

			43,160,309

	IT Services–0.99%
†	Computer Sciences	114,600	4,027,044

			4,027,044

	Leisure Equipment & Products–1.08%
	Eastman Kodak	126,000	829,080
	Hasbro	123,000	3,587,910

			4,416,990

	Life Sciences Tools & Services–0.82%
†	Thermo Fisher Scientific	98,500	3,355,895

			3,355,895

	Machinery–4.36%
	Cummins	143,200	3,827,736
	Eaton	43,600	2,167,356
	Harsco	163,800	4,533,984
	Parker Hannifin	90,750	3,860,505
	Timken	172,700	3,390,101

			17,779,682

	Media–0.34%
	Meredith	83,100	1,391,094

			1,391,094

	Metals & Mining–2.88%
†	Cliffs Natural Resources	173,100	4,433,091
	Nucor	158,000	7,299,600

			11,732,691

	Multiline Retail–2.73%
†	Dollar Tree	193,700	8,096,660
	Macy’s	230,000	2,380,500
†	Saks	153,900	674,082

			11,151,242

	Multi-Utilities–4.70%
	PG&E	133,100	5,152,301
	Public Service Enterprise Group	198,200	5,781,494
	Sempra Energy	107,000	4,561,410
	Wisconsin Energy	88,000	3,694,240

			19,189,445

	Oil, Gas & Consumable Fuels–2.96%
	El Paso	331,300	2,594,079
†	Forest Oil	132,100	2,178,329
†	Newfield Exploration	240,600	4,751,850
	Williams	175,000	2,534,000

			12,058,258

	Pharmaceuticals–1.05%
†	Watson Pharmaceutical	161,800	4,299,026

			4,299,026

	Real Estate Investment Trusts–4.33%
	Boston Properties	60,600	3,333,000
	Brandywine Realty Trust	341,300	2,631,423
	Highwoods Properties	255,800	6,998,688
	Kimco Realty	117,600	2,149,728
	Simon Property Group	48,300	2,566,179

			17,679,018

	Road & Rail–2.01%
	Canadian National Railway	104,100	3,826,716
	CSX	134,600	4,370,462

			8,197,178

	Semiconductors & Semiconductor Equipment–0.38%
	National Semiconductor	154,800	1,558,836

			1,558,836

	Software–4.01%
†	Adobe Systems	94,600	2,014,034
†	Citrix Systems	85,400	2,012,878
†	Compuware	502,800	3,393,900
†	Sybase	175,400	4,344,658
†	Synopsys	249,200	4,615,184

			16,380,654

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Specialty Retail–5.22%
	Gap	320,300	$4,288,817
	PETsMART	173,000	3,191,850
	Ross Stores	185,600	5,517,888
	Sherwin-Williams	92,000	5,497,000
	Tiffany & Co	118,700	2,804,881

			21,300,436

	Textiles, Apparel & Luxury Goods–0.92%
	VF	68,800	3,768,176

			3,768,176

	Tobacco–1.40%
	Reynolds American	142,000	5,724,020

			5,724,020

	Total Common Stock (Cost $382,081,781)		391,630,656

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

≠	DISCOUNTED COMMERCIAL PAPER–1.04%
	Yale University 3.836% 1/12/09	$4,250,000	$4,245,065

	Total Discounted Commercial Paper (Cost $4,245,065)		4,245,065

≠	U.S. TREASURY OBLIGATION–2.80%
	U.S. Treasury Bill 0.05% 4/2/09	11,425,000	11,421,972

	Total U.S. Treasury Obligation (Cost $11,423,570)		11,421,972

TOTAL VALUE OF SECURITIES–99.81% (Cost $397,750,416)	407,297,693

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	772,280

NET ASSETS APPLICABLE TO 16,938,373 SHARES OUTSTANDING–100.00%	$408,069,973

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($389,589,823 / 16,171,283 Shares)	$24.091

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($18,480,150 / 767,090 Shares)	$24.091

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$385,926,088
Undistributed net investment income	2,684,502
Accumulated net realized gain on investments	9,911,811
Net unrealized appreciation of investments and foreign currencies	9,547,572

Total net assets	$408,069,973

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$10,769,632
Interest and other income	250,014
Foreign tax withheld	(46,443)

10,973,203

EXPENSES:
Management fees	2,317,757
Accounting and administration expenses	267,152
Reports and statements to shareholders	94,438
Distribution expenses–Service Class	65,293
Professional fees	23,057
Custodian fees	20,199
Trustees’ fees	15,057
Other	21,419

2,824,372
Less expense paid indirectly	(899)

Total operating expenses	2,823,473

NET INVESTMENT INCOME	8,149,730

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	15,536,873
Foreign currencies	1,629

Net realized gain	15,538,502
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(272,299,741)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(256,761,239)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(248,611,509)

See accompanying notes

LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,149,730	$9,751,778
Net realized gain on investments and foreign currencies	15,538,502	45,590,749
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(272,299,741)	(22,301,429)

Net increase (decrease) in net assets resulting from operations	(248,611,509)	33,041,098

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,093,660)	(7,426,322)
Service Class	(188,697)	(112,927)
Net realized gain on investments:
Standard Class	(48,206,047)	(56,314,027)
Service Class	(1,809,779)	(904,207)

	(56,298,183)	(64,757,483)

Proceeds from shares sold:
Standard Class	11,573,965	12,507,303
Service Class	16,379,880	8,411,975
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	54,299,707	63,740,349
Service Class	1,998,476	1,017,134

	84,252,028	85,676,761

Cost of shares repurchased:
Standard Class	(107,973,556)	(126,558,305)
Service Class	(5,445,794)	(783,545)

	(113,419,350)	(127,341,850)

Decrease in net assets derived from
capital share transactions	(29,167,322)	(41,665,089)

NET DECREASE IN NET ASSETS	(334,077,014)	(73,381,474)
NET ASSETS:
Beginning of year	742,146,987	815,528,461

End of year (including undistributed net investment income of $2,684,502 and $2,874,512, respectively)	$408,069,973	$742,146,987

See accompanying notes

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$42.051	$44.049	$39.849	$36.112	$29.753

Income (loss) from investment operations:
Net investment income[1]	0.491	0.544	0.583	0.581	0.452
Net realized and unrealized gain (loss) on investments and foreign currencies	(14.940)	1.166	5.688	4.839	6.292

Total from investment operations	(14.449)	1.710	6.271	5.420	6.744

Less dividends and distributions from:
Net investment income	(0.380)	(0.424)	(0.537)	(0.436)	(0.385)
Net realized gain on investments	(3.131)	(3.284)	(1.534)	(1.247)	—

Total dividends and distributions	(3.511)	(3.708)	(2.071)	(1.683)	(0.385)

Net asset value, end of period	$24.091	$42.051	$44.049	$39.849	$36.112

Total return[2]	(36.63% )	3.81%	16.05%	15.65%	22.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$389,590	$726,114	$807,158	$764,088	$652,224
Ratio of expenses to average net assets	0.47%	0.44%	0.44%	0.45%	0.47%
Ratio of net investment income to average net assets	1.40%	1.19%	1.40%	1.55%	1.43%
Portfolio turnover	10%	7%	11%	13%	36%
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
					5/19/04[1]
	Year Ended				to
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$41.995	$44.005	$39.817	$36.099	$29.463

Income (loss) from investment operations:
Net investment income[2]	0.373	0.431	0.479	0.485	0.234
Net realized and unrealized gain (loss) on investments and foreign currencies	(14.886)	1.168	5.677	4.834	6.747

Total from investment operations	(14.513)	1.599	6.156	5.319	6.981

Less dividends and distributions from:
Net investment income	(0.260)	(0.325)	(0.434)	(0.354)	(0.345)
Net realized gain on investments	(3.131)	(3.284)	(1.534)	(1.247)	—

Total dividends and distributions	(3.391)	(3.609)	(1.968)	(1.601)	(0.345)

Net asset value, end of period	$24.091	$41.995	$44.005	$39.817	$36.099

Total return[3]	(36.85% )	3.55%	15.76%	15.36%	24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,480	$16,033	$8,370	$3,275	$246
Ratio of expenses to average net assets	0.82%	0.69%	0.69%	0.70%	0.72%
Ratio of net investment income to average net assets	1.05%	0.94%	1.15%	1.30%	1.19%
Portfolio turnover	10%	7%	11%	13%	36%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for year ended December 31, 2008.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $14,649 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $35,208 and $12,216, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. Prior to January 1, 2008, the Plan Fee was limited to 0.25%. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$144,619
Fees Payable to DSC	820
Distribution Fees Payable to LFD	5,056

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $58,527,967 and sales of $122,961,744 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $397,751,993. At December 31, 2008, net unrealized appreciation was $9,545,700, of which $90,247,405 related to unrealized appreciation of investments and $80,701,705 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$403,052,628
Level 2	4,245,065
Level 3	—

Total	$407,297,693

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$10,348,879	$11,076,596
Long-term capital gain	45,949,304	53,680,887

Total	$56,298,183	$64,757,483

In addition, the Fund declared an ordinary income consent dividend of $2,543,565 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$385,926,088
Undistributed ordinary income	2,684,703
Undistributed long-term capital gain	13,525,884
Post-October losses	(3,612,496)
Post-October currency losses	(201)
Unrealized appreciation of investments and foreign currencies	9,545,995

Net assets	$408,069,973

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, return of capital on investments and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(2,057,383)	$(486,182)	$2,543,565

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	373,217	274,900
Service Class	485,161	186,108
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,620,757	1,488,927
Service Class	59,315	23,816

	2,538,450	1,973,751

Shares repurchased:
Standard Class	(3,090,164)	(2,820,426)
Service Class	(159,181)	(18,341)

	(3,249,345)	(2,838,767)

Net decrease	(710,895)	(865,016)

7.	Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Delaware Special Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

81.62%	18.38%	100.00%	88.71%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that the Fund’s performance over the last five-year period had been very good. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Delaware Special Opportunities Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Delaware Special Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Special Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–18

LVIP FI Equity-Income Fund

LVIP FI Equity-Income Fund

LVIP FI Equity-Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP FI Equity-Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP FI Equity-Income Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (38.32%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark the Russell 1000 Value® Index* returned (36.85%).

Seven of ten sectors detracted from relative performance. Stock selection in the energy, utilities, and consumer staples sectors detracted the most from relative performance, while financials was the largest sector contributor.

In the energy sector, the overweight in refiner Valero Energy was the largest Fund detractor. Valero shares fell about 68% as sharply rising oil and gasoline prices earlier in the year squeezed refining margins and reduced earnings. Among utilities the overweights in electric utility Reliant Energy and gas utility Energen hurt performance. Reliant Energy shares fell 68% in the Fund as the company cut its outlook due to Hurricane Ike and lower commodity prices, and secured $1 billion in new capital to replace a credit facility that raised concerns among analysts. Energen shares dropped 54%, mainly due to the company’s exposure to lower natural gas prices, as a significant portion of its production is unhedged. In the consumer staples sector, the overweight in agribusiness and food products company Bunge Ltd. detracted from performance. Bunge shares dropped 55% as the freeze in the credit markets impacted many companies tied to farming, which is an extremely credit-dependent activity. Among individual holdings, the underweight in pharmaceutical company Johnson & Johnson and the overweight in mortgage finance company Fannie Mae were among the largest Fund detractors. Johnson & Johnson shares fell 7% but outperformed the Index by a wide margin as investors preferred shares of stable, defensive names amid the market downturn. Fannie Mae shares fell 74% in the Fund as the U.S. Treasury placed it and Freddie Mac into conservatorship and announced that it will purchase mortgage-backed securities issued by the two companies.

Among financials, the underweight in commercial bank Wachovia and the overweight in bank Wells Fargo were the largest Fund contributors. Wachovia shares fell nearly 85% amid the ongoing credit and liquidity crisis and mounting losses in the company’s mortgage portfolio. Wachovia subsequently agreed to sell the entire company to Wells Fargo for more than $15 billion. Wells Fargo shares gained nearly 2% as investors speculated that the company would benefit from cost and revenue synergies following its acquisition of Wachovia and that the worst of the credit and mortgage-related write-downs are behind it. The overweight in insurer ACE Ltd. also added to performance. ACE shares dropped 13% but outperformed the Index significantly thanks to investor expectations for improved insurance industry fundamentals in 2009, as significant stress at three of the top five insurers, catastrophe losses from Hurricane Ike, and a higher average industry combined ratio should all help to drive pricing higher. Among non-financial services contributors, the overweights in steel company Nucor and diversified telecommunication services provider Qwest Communications were large Fund contributors. Nucor shares fell 19% but outperformed as investors speculated that higher government infrastructure spending and a bailout of the Detroit automakers would be positive for the steel industry. Qwest shares declined about 4% in the Fund as the company reported revenue that beat expectations driven by improved results in its business segment and higher equipment sales.

At December 31, 2008, the Fund no longer held positions in Tesoro or Wachovia.

Ciaran O’Neill
Pyramis Global Advisors LLC, a Fidelity Company

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP FI Equity-Income Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,988. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have grown to $11,450. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−38.32%

Five Years	−3.86%

Ten Years	−0.01%

Service Class Shares

One Year	−38.48%

Inception (5/19/04)	−3.51%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR) replaced FMR as the Fund’s sub-adviser.

LVIP FI Equity-Income Fund–1

LVIP FI Equity-Income Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$716.10	0.78%	$3.36
Service Class Shares	1,000.00	715.10	1.03%	4.44

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.78%	$3.96
Service Class Shares	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP FI Equity-Income Fund–2

LVIP FI Equity-Income Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.90%

Aerospace & Defense	2.23%
Auto Components	0.16%
Beverages	1.38%
Biotechnology	1.84%
Capital Markets	3.19%
Chemicals	1.12%
Commercial Banks	4.34%
Construction & Engineering	0.80%
Consumer Finance	1.05%
Containers & Packaging	0.52%
Diversified Financial Services	5.16%
Diversified Telecommunications Services	4.98%
Electric Utilities	2.94%
Electronic Equipment & Instruments	0.29%
Energy Equipment & Services	1.48%
Food & Staples Retailing	1.95%
Food Products	1.19%
Gas Utilities	0.68%
Health Care Equipment & Supplies	0.80%
Health Care Providers & Services	3.29%
Household Products	2.13%
Independent Power Producers & Energy Traders	1.24%
Industrial Conglomerates	2.36%
Insurance	9.05%
IT Services	1.68%
Life Sciences Tools & Services	0.61%
Machinery	2.01%
Marine	0.49%
Media	3.44%
Metals & Mining	1.34%
Multiline Retail	1.01%
Multi-Utilities	1.52%
Oil, Gas & Consumable Fuels	15.91%
Personal Products	0.77%
Pharmaceuticals	7.28%
Real Estate Management & Development	0.66%
Road & Rail	1.07%
Software	0.88%
Specialty Retail	2.38%
Textiles, Apparel & Luxury Goods	1.06%
Tobacco	2.21%
Wireless Telecommunication Services	1.41%

Total Value of Securities	99.90%

Receivables and Other Assets Net of Liabilities	0.10%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	6.63%
Pfizer	3.36%
Wells Fargo	3.27%
ConocoPhillips	3.24%
AT&T	3.11%
General Electric	2.36%
Chevron	2.20%
Procter & Gamble	2.13%
Wyeth	2.12%
Bank of America	1.99%

Total	30.41%

LVIP FI Equity-Income Fund–3

LVIP FI Equity-Income Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.90%
	Aerospace & Defense–2.23%
	Northrop Grumman	76,260	$3,434,750
	United Technologies	83,570	4,479,352

			7,914,102

	Auto Components–0.16%
†	Goodyear Tire & Rubber	95,380	569,419

			569,419

	Beverages–1.38%
	Molson Coors Brewing Class B	62,790	3,071,687
	Pepsi Bottling Group	81,320	1,830,513

			4,902,200

	Biotechnology–1.84%
†	Amgen	113,100	6,531,525

			6,531,525

	Capital Markets–3.19%
	Ameriprise Financial	72,800	1,700,608
	Bank of New York Mellon	64,610	1,830,401
	Franklin Resources	50,950	3,249,591
	Goldman Sachs Group	53,570	4,520,773

			11,301,373

	Chemicals–1.12%
	Celanese Series A	85,570	1,063,635
	CF Industries Holdings	31,730	1,559,847
	Lubrizol	36,810	1,339,516

			3,962,998

	Commercial Banks–4.34%
	National City	1,035,850	1,874,889
	SunTrust Banks	65,900	1,946,686
	Wells Fargo	392,850	11,581,218

			15,402,793

	Construction & Engineering–0.80%
	KBR	186,990	2,842,248

			2,842,248

	Consumer Finance–1.05%
	Capital One Financial	116,250	3,707,213

			3,707,213

	Containers & Packaging–0.52%
†	Owens-Illinois	67,410	1,842,315

			1,842,315

	Diversified Financial Services–5.16%
	Bank of America	500,620	7,048,729
	Citigroup	139,690	937,320
	CME Group	16,880	3,512,897
†	Interactive Brokers Group Class A	150,260	2,688,151
	JPMorgan Chase	130,570	4,116,872

			18,303,969

	Diversified Telecommunications Services–4.98%
	AT&T	386,320	11,010,120
	Embarq	65,170	2,343,513
	Qwest Communications International	1,179,260	4,292,506

			17,646,139

	Electric Utilities–2.94%
	Edison International	114,670	3,683,200
	Exelon	87,160	4,846,968
†	Mirant	100,520	1,896,812

			10,426,980

	Electronic Equipment & Instruments–0.29%
†	Avnet	56,780	1,033,964

			1,033,964

	Energy Equipment & Services–1.48%
	ENSCO International	85,780	2,435,294
	Noble	80,900	1,784,654
	Tidewater	25,300	1,018,831

			5,238,779

	Food & Staples Retailing–1.95%
	CVS Caremark	141,850	4,076,769
	Kroger	107,430	2,837,226

			6,913,995

	Food Products–1.19%
	Corn Products International	73,660	2,125,091
	Tyson Foods Class A	240,580	2,107,481

			4,232,572

	Gas Utilities–0.68%
	Energen	82,570	2,421,778

			2,421,778

	Health Care Equipment & Supplies–0.80%
†	Boston Scientific	367,060	2,841,044

			2,841,044

	Health Care Providers & Services–3.29%
†	Lincare Holdings	77,780	2,094,615
	McKesson	95,090	3,682,836
†	WellPoint	139,320	5,869,552

			11,647,003

	Household Products–2.13%
	Procter & Gamble	122,280	7,559,350

			7,559,350

LVIP FI Equity-Income Fund–4

LVIP FI Equity-Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Independent Power Producers & Energy Traders–1.24%
†	NRG Energy	188,390	$4,395,139

			4,395,139

	Industrial Conglomerates–2.36%
	General Electric	516,960	8,374,752

			8,374,752

	Insurance–9.05%
	ACE	84,110	4,451,101
	Assurant	158,350	4,750,500
	Berkley (W.R.)	59,280	1,837,680
†	Berkshire Hathaway Class B	2,110	6,781,539
	Chubb	91,410	4,661,910
	Loews	73,960	2,089,370
	MetLife	162,110	5,651,155
	PartnerRe	26,000	1,853,020

			32,076,275

	IT Services–1.68%
	Accenture Class A	98,500	3,229,815
	Western Union	191,100	2,740,374

			5,970,189

	Life Sciences Tools & Services–0.61%
†	Thermo Fisher Scientific	63,910	2,177,414

			2,177,414

	Machinery–2.01%
†	AGCO	92,730	2,187,501
	Eaton	63,470	3,155,094
	Manitowoc	205,490	1,779,543

			7,122,138

	Marine–0.49%
	Alexander & Baldwin	69,260	1,735,656

			1,735,656

	Media–3.44%
†	DISH Network Class A	308,350	3,419,602
	News Class A	505,010	4,590,540
	Time Warner	417,400	4,199,044

			12,209,186

	Metals & Mining–1.34%
	Freeport-McMoRan Copper & Gold	83,970	2,052,227
	Nucor	58,230	2,690,226

			4,742,453

	Multiline Retail–1.01%
	Penney (J.C.)	180,920	3,564,124

			3,564,124

	Multi-Utilities–1.52%
	CMS Energy	72,350	730,735
	MDU Resources Group	98,520	2,126,062
	Public Service Enterprise Group	86,180	2,513,870

			5,370,667

	Oil, Gas & Consumable Fuels–15.91%
	Apache	68,880	5,133,626
	Chevron	105,220	7,783,123
	ConocoPhillips	221,630	11,480,434
	Exxon Mobil	294,630	23,520,313
	Occidental Petroleum	104,520	6,270,155
	Valero Energy	102,200	2,211,608

			56,399,259

	Personal Products–0.77%
	Avon Products	113,770	2,733,893

			2,733,893

	Pharmaceuticals–7.28%
	Johnson & Johnson	106,350	6,362,921
	Pfizer	672,940	11,917,766
	Wyeth	200,270	7,512,128

			25,792,815

	Real Estate Management & Development–0.66%
	Jones Lang LaSalle	84,130	2,330,401

			2,330,401

	Road & Rail–1.07%
	Norfolk Southern	80,740	3,798,817

			3,798,817

	Software–0.88%
	Microsoft	160,300	3,116,232

			3,116,232

	Specialty Retail–2.38%
	Abercrombie & Fitch Class A	97,820	2,256,707
	Best Buy	122,800	3,451,909
	Home Depot	118,760	2,733,855

			8,442,471

	Textiles, Apparel & Luxury Goods–1.06%
†	Coach	93,710	1,946,357
	Polo Ralph Lauren	39,680	1,801,869

			3,748,226

	Tobacco–2.21%
	Altria Group	374,500	5,639,970
	Lorillard	38,950	2,194,833

			7,834,803

LVIP FI Equity-Income Fund–5

LVIP FI Equity-Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Wireless Telecommunication Services–1.41%
†	NII Holdings	216,770	$3,940,878
	Sprint Nextel	586,750	1,073,753

			5,014,631

	Total Common Stock (Cost $405,152,287)		354,191,300

TOTAL VALUE OF SECURITIES–99.90% (Cost $405,152,287)	$354,191,300

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	360,069

NET ASSETS APPLICABLE TO 37,809,145 SHARES OUTSTANDING–100.00%	$354,551,369

NET ASSET VALUE–LVIP FI EQUITY-INCOME FUND STANDARD CLASS ($328,023,378 / 34,978,718 Shares)	$9.378

NET ASSET VALUE–LVIP FI EQUITY-INCOME FUND SERVICE CLASS ($26,527,991 / 2,830,427 Shares)	$9.372

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$540,260,103
Undistributed net investment income	1,787,380
Accumulated net realized loss on investments	(136,535,127)
Net unrealized depreciation of investments	(50,960,987)

Total net assets	$354,551,369

†	Non income producing security.

See accompanying notes

LVIP FI Equity-Income Fund–6

LVIP FI Equity-Income Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$13,074,669
Interest	66,402

13,141,071

EXPENSES:
Management fees	3,774,348
Accounting and administration expenses	230,881
Reports and statements to shareholders	92,343
Distribution expenses–Service Class	70,750
Professional fees	22,713
Custodian fees	14,943
Trustees’ fees	13,263
Other	19,680

4,238,921
Less expenses waived/reimbursed	(279,916)
Less expense paid indirectly	(792)

Total operating expenses	3,958,213

NET INVESTMENT INCOME	9,182,858

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(125,672,628)
Net change in unrealized appreciation/depreciation of investments	(119,812,316)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(245,484,944)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(236,302,086)

See accompanying notes

LVIP FI Equity-Income Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,182,858	$9,436,578
Net realized gain (loss) on investments	(125,672,628)	41,073,569
Net change in unrealized appreciation/depreciation of investments	(119,812,316)	(18,184,117)

Net increase (decrease) in net assets resulting from operations	(236,302,086)	32,326,030

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,935,106)	(7,984,735)
Service Class	(460,372)	(283,649)
Net realized gain on investments:
Standard Class	(40,489,208)	(64,168,355)
Service Class	(2,631,453)	(2,489,145)

	(50,516,139)	(74,925,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,809,708	8,250,190
Service Class	18,209,525	14,304,523
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	47,424,313	72,153,090
Service Class	3,091,825	2,772,794

	73,535,371	97,480,597

Cost of shares repurchased:
Standard Class	(94,500,410)	(138,083,699)
Service Class	(7,204,192)	(5,437,298)

	(101,704,602)	(143,520,997)

Decrease in net assets derived from capital share transactions	(28,169,231)	(46,040,400)

NET DECREASE IN NET ASSETS	(314,987,456)	(88,640,254)
NET ASSETS:
Beginning of year	669,538,825	758,179,079

End of year (including undistributed net investment income of $1,787,380 and $1,328,743, respectively)	$354,551,369	$669,538,825

See accompanying notes

LVIP FI Equity-Income Fund–7

LVIP FI Equity-Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP FI Equity-Income Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06[1]	12/31/05	12/31/04

Net asset value, beginning of period	$16.970	$18.231	$17.994	$18.020	$16.595

Income (loss) from investment operations:
Net investment income[2]	0.247	0.241	0.221	0.217	0.247
Net realized and unrealized gain (loss) on investments and foreign currencies	(6.425)	0.496	1.720	0.540	1.366

Total from investment operations	(6.178)	0.737	1.941	0.757	1.613

Less dividends and distributions from:
Net investment income	(0.201)	(0.211)	(0.205)	(0.204)	(0.188)
Net realized gain on investments	(1.213)	(1.787)	(1.499)	(0.579)	—

Total dividends and distributions	(1.414)	(1.998)	(1.704)	(0.783)	(0.188)

Net asset value, end of period	$9.378	$16.970	$18.231	$17.994	$18.020

Total return[3]	(38.32% )	4.36%	11.27%	4.49%	9.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,023	$639,956	$738,199	$765,796	$830,276
Ratio of expenses to average net assets	0.77%	0.74%	0.69%	0.78%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.82%	0.81%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	1.83%	1.31%	1.24%	1.23%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.78%	1.24%	1.13%	1.21%	1.47%
Portfolio turnover	191%	141%	199%	151%	120%

[1]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Reasearch Company (FMR), replaced FMR as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP FI Equity-Income Fund–8

LVIP FI Equity-Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP FI Equity-Income Fund Service Class
					5/19/04[2]
			Year Ended		to
	12/31/08	12/31/07	12/31/06[1]	12/31/05	12/31/04

Net asset value, beginning of period	$16.948	$18.214	$17.980	$18.013	$15.895

Income (loss) from investment operations:
Net investment income[3]	0.214	0.195	0.177	0.172	0.144
Net realized and unrealized gain (loss) on investments and foreign currencies	(6.409)	0.496	1.717	0.539	2.141

Total from investment operations	(6.195)	0.691	1.894	0.711	2.285

Less dividends and distributions from:
Net investment income	(0.168)	(0.170)	(0.161)	(0.165)	(0.167)
Net realized gain on investments	(1.213)	(1.787)	(1.499)	(0.579)	—

Total dividends and distributions	(1.381)	(1.957)	(1.660)	(0.744)	(0.167)

Net asset value, end of period	$9.372	$16.948	$18.214	$17.980	$18.013

Total return[4]	(38.48% )	4.10%	11.00%	4.23%	14.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,528	$29,583	$19,980	$6,590	$253
Ratio of expenses to average net assets	1.02%	0.99%	0.94%	1.03%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.07%	1.06%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	1.58%	1.06%	0.99%	0.98%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.53%	0.99%	0.88%	0.96%	1.40%
Portfolio turnover	191%	141%	199%	151%	120%[5]

[1]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP FI Equity-Income Fund–9

LVIP FI Equity-Income Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP FI Equity-Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

LVIP FI Equity-Income Fund–10

LVIP FI Equity-Income Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Pyramis Global Advisors, LLC (Sub-Advisor), a Fidelity Investments Company, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at annual rate of 0.45% on the first $250 million of the Fund’s average daily net assets; 0.40% on the next $500 million; and 0.35% of the average daily net assets of the Fund in excess of $750 million.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Sub-Advisor. The commissions paid to these affiliated firms were $2,702 for the year ended December 31, 2008.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $12,631 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $30,462 and $10,953, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$203,722
Fees Payable to DSC	721
Distribution Fees Payable to LFD	5,331

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $978,247,624 and sales of $1,043,941,969 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $434,576,192. At December 31, 2008, net unrealized depreciation was $80,384,892, of which $21,447,914 related to unrealized appreciation of investments and $101,832,806 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$354,191,300
Level 2	—
Level 3	—

Total	$354,191,300

There were no Level 3 securities at the beginning or end of the year.

LVIP FI Equity-Income Fund–11

LVIP FI Equity-Income Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$22,101,923	$40,536,304
Long term capital gains	28,414,216	34,389,580

Total	$50,516,139	$74,925,884

In addition, the Fund declared an ordinary income consent dividend of $6,047,338 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$540,260,103
Undistributed ordinary income	1,787,380
Capital loss carryforwards	(69,036,133)
Post-October losses	(38,075,089)
Unrealized depreciation of investments	(80,384,892)

Net assets	$354,551,369

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(1,328,743)	$(4,718,595)	$6,047,338

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $69,036,133 expires in 2016.

LVIP FI Equity-Income Fund–12

LVIP FI Equity-Income Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	389,564	441,534
Service Class	1,418,352	781,395
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,833,206	4,315,060
Service Class	250,809	166,220

	5,891,931	5,704,209

Shares repurchased:
Standard Class	(6,954,964)	(7,536,942)
Service Class	(584,227)	(299,075)

	(7,539,191)	(7,836,017)

Net decrease	(1,647,260)	(2,131,808)

7.	Market Risk
The Fund invests in Real Estate Investment Trusts (REITs) and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP FI Equity-Income Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP FI Equity-Income Fund

We have audited the accompanying statement of net assets of the LVIP FI Equity-Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP FI Equity-Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP FI Equity-Income Fund–14

LVIP FI Equity-Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

56.25%	43.75%	100.00%	66.28%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement (to be effective September 1, 2008)

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each, a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP FI Equity-Income Fund–15

LVIP FI Equity-Income Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Pyramis

In considering the renewal of the sub-advisory agreement between LIAC and Pyramis Global Advisors, LLC (Pyramis) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Pyramis under the sub-advisory agreement. The Board reviewed the services provided by Pyramis, the background of the investment professionals servicing the Fund and the reputation, resources, investment approach and brokerage arrangements of Pyramis. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. With respect to the Fund’s underperformance relative to the Fund’s peer group, the Board considered the portfolio manager’s explanation for the underperformance and noted Fund Management’s statement that recent relative performance had improved. The Board concluded that the services provided by Pyramis were acceptable. The Board considered the sub-advisory fee schedule, which contains breakpoints and concluded that the sub-advisory fee schedule was reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Pyramis, an unaffiliated third party, and that LIAC compensates Pyramis from its fees. The Board reviewed materials provided by Pyramis as to any additional benefits it receives and noted that Pyramis has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Pyramis and Pyramis-affiliated companies may receive clearing fees from unaffiliated brokers using its affiliated brokers for clearing.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP FI Equity-Income Fund continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

Approval of Advisory Agreement and Sub-Advisory Agreement

On December 8 and 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the Trust), met to consider the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement for LVIP FI Equity-Income Fund (the Fund) with Pyramis Global Advisors LLC (collectively, the Advisory Agreements) through September 30, 2009.

In preparation for the December Board meeting, Fund Management provided the Board with updated information from LIAC and the sub-advisor to assist the Board in making its decision. In addition, LIAC and the sub-advisor provided updated certifications regarding their respective written compliance policies and procedures. The Independent Trustees reported that they had met in executive session with their independent legal counsel and had reviewed the updated information provided and considered the extensive information requested and reviewed for the contract renewal evaluation conducted in connection with the Board of Trustees’ August 18 and 19, 2008 meeting. The Independent Trustees concluded that factors considered and conclusions reached at the August 2008 Board meeting in recommending the renewal of the investment management and sub-advisory agreements also applied to the contracts they were being asked to renew through September 30, 2009. Based upon their review, the Independent Trustees concluded that it was in the best interest of the Funds to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of each agreement through September 30, 2009. The Board adopted the considerations and conclusions of the Independent Trustees.

Given the turbulent financial markets between the August and December meetings, the Board requested and was provided with performance information for the Funds through November 30, 2008 compared to the performance of the average of the Lipper peer group of funds. The Board noted that for the one and three year periods through November 30, 2008, that the Fund had negative absolute performance in line with the negative returns of the average of the Lipper Multi-Cap Value peer group and concluded that performance was satisfactory.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP FI Equity-Income Fund continues to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP FI Equity-Income Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994- December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP FI Equity-Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP FI Equity-Income Fund–18

Janus Capital Appreciation Fund

LVIP Janus Capital
Appreciation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Janus Capital Appreciation Fund

LVIP Janus Capital Appreciation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	19

LVIP Janus Capital Appreciation Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (40.82%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell 1000 Growth® Index*, returned (38.44%).

Continuing turmoil from the credit crisis and concerns over a prolonged recession characterized U.S. equity markets during the 12-month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets, leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed along with central banks around the world took unprecedented steps to support markets and global financial institutions. The S&P 500® Index** touched an 11-year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Financials were easily the worst performing sector due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and healthcare, meanwhile, outperformed, but posted double digit declines as well. Value outperformed growth-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Within the Fund, the sectors detracting the most from performance were holdings in consumer staples and information technology. Consumer discretionary holdings also weighed on performance. Making the largest positive contribution to performance were select energy and materials holdings.

Within consumer staples, brewer Anheuser-Busch InBev (formerly InBev) weighed on our overall results. The stock declined during the first half of the year after experiencing rising input costs. During the second half of the year, the stock performed poorly following the company’s announced purchase of Anheuser-Busch. Investors reacted negatively to InBev’s assumption of debt and need to raise capital via an equity “rights’ offering” upon the completion of the acquisition. We believe the company is well positioned to navigate the current environment despite increased debt on its balance sheet given its cost conscious management team, non-core asset disposal plans, global product platform and the historical stability of its product volumes. Taking a longer-term view, we also believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands.

Turning to technology, Microsoft was also a key detractor. We believe there is a disconnect between the software company’s fundamentals (i.e., high returns on capital, solid return on investment and productivity gains for corporate purchasers) and the stock price, thus, we see the stock as undervalued. Looking longer-term, we see Microsoft’s opportunity in internet applications, especially search. We believe that sentiment regarding Microsoft’s opportunity in search is overly negative and is weighing on the overall valuation of the stock, which traded at a double-digit free cash flow yield at the end of the period.

Within the materials sector, Potash Corporation of Saskatchewan, a fertilizer company, was the top contributor to the Portfolio’s overall performance. We benefited as the stock performed strongly during the first half of the year due to the rapid rise in commodity prices, as farmers took steps to maximize crop yields. We trimmed our position to capture gains late in the spring and early summer before the stock reached a peak, as commodity prices began to decline during the summer and into the fall. Although the stock was down for the period, it was a net positive for the Fund given our sales of the stock earlier in the period; however, as of year end, the Fund’s position in Potash had been completely liquidated.

Within healthcare, Celgene was a top contributor. This biopharmaceutical company held up better than the broader market given better-than-expected sales and earnings reports, which were primarily driven by robust sales of its blood cancer drug Revlimid. We trimmed our position during the period.

As we enter a new year, we recognize that great uncertainty about the future persists. We believe that there will be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, we will likely see the markets improve before the economic data reflects the sign of a recovery. As a result, we continue to invest with a long-term view in what we think are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds. We are looking to construct a moderately positioned, balanced portfolio that in our view reflects attractive investment ideas in all sectors of the market.

Thank you for your investment; we look forward to partnering with you in the years to come.

Jonathan Coleman
Dan Riff
Janus Capital Management LLC

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Janus Capital Appreciation Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the

LVIP Janus Capital Appreciation Fund–1

LVIP Janus Capital Appreciation Fund
2008 Annual Report Commentary (continued)

chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,525. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−40.82%

Five Years	−3.03%

Ten Years	−2.80%

Service Class Shares

One Year	−40.97%

Five Years	−3.27%

Inception (5/15/03)	+0.22%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

**	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP Janus Capital Appreciation Fund–2

LVIP Janus Capital Appreciation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$654.60	0.71%	$2.95
Service Class Shares	1,000.00	653.80	0.96%	3.99

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.57	0.71%	$3.61
Service Class Shares	1,000.00	1,020.31	0.96%	4.88

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Janus Capital Appreciation Fund–3

LVIP Janus Capital Appreciation Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.10%

Aerospace & Defense	2.90%
Air Freight & Logistics	2.72%
Beverages	5.70%
Biotechnology	6.49%
Capital Markets	2.28%
Chemicals	3.50%
Commercial Banks	0.52%
Communications Equipment	6.41%
Computers & Peripherals	3.51%
Diversified Financial Services	2.05%
Electrical Equipment	1.20%
Electronic Equipment & Instruments	1.35%
Food & Staples Retailing	6.18%
Food Products	1.44%
Health Care Equipment & Supplies	1.56%
Health Care Providers & Services	6.01%
Hotels, Restaurants & Leisure	2.85%
Household Products	1.88%
Independent Power Producers & Energy Traders	3.14%
Industrial Conglomerates	1.52%
Insurance	2.37%
Internet Software & Services	2.20%
IT Services	1.11%
Machinery	1.51%
Media	1.19%
Oil, Gas & Consumable Fuels	7.76%
Paper & Forest Products	0.90%
Pharmaceuticals	2.75%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	3.32%
Software	7.31%
Specialty Retail	0.68%
Wireless Telecommunication Services	1.93%

Short-Term Investment	0.96%

Total Value of Securities	98.06%

Receivables and Other Assets Net of Liabilities	1.94%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Anheuser-Busch InBev (Belgium)	5.70%
UnitedHealth Group	5.12%
Cisco Systems	3.52%
CVS Caremark	3.47%
Oracle	2.96%
Microsoft	2.79%
Genentech	2.39%
Hess	2.37%
Celgene	2.33%
Occidental Petroleum	2.14%

Total	32.79%

LVIP Janus Capital Appreciation Fund–4

LVIP Janus Capital Appreciation Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.10%
	Aerospace & Defense–2.90%
	Empresa Brasileira de Aeronautica ADR (Brazil)	117,145	$1,898,920
	Lockheed Martin	33,180	2,789,775
	Northrop Grumman	23,710	1,067,898
	Precision Castparts	45,210	2,689,091

			8,445,684

	Air Freight & Logistics–2.72%
	Robinson (C.H.) Worldwide	43,475	2,392,429
	United Parcel Service Class B	100,340	5,534,755

			7,927,184

	Beverages–5.70%
±	Anheuser-Busch InBev (Belgium)	711,191	16,597,550
±†	Anheuser-Busch InBev-Strip (Belgium)	437,656	2,445

			16,599,995

	Biotechnology–6.49%
†	Celgene	122,725	6,784,238
†	Genentech	83,790	6,947,028
†	Gilead Sciences	100,930	5,161,560

			18,892,826

	Capital Markets–2.28%
	Goldman Sachs Group	44,100	3,721,599
	T. Rowe Price Group	82,265	2,915,472

			6,637,071

	Chemicals–3.50%
±	Bayer (Germany)	67,686	3,948,137
	Monsanto	25,280	1,778,448
	Praxair	49,300	2,926,448
±	Syngenta (Switzerland)	7,954	1,540,773

			10,193,806

	Commercial Banks–0.52%
	Wells Fargo & Co.	51,535	1,519,252

			1,519,252

	Communications Equipment–6.41%
†	Cisco Systems	627,720	10,231,835
	Corning	190,130	1,811,939
±	Ericsson LM Class B (Sweden)	290,955	2,291,666
	QUALCOMM	36,900	1,322,127
†	Research in Motion (Canada)	73,835	2,996,224

			18,653,791

	Computers & Peripherals–3.51%
†	Apple	55,781	4,760,908
	Hewlett Packard	119,940	4,352,623
	International Business Machines	13,180	1,109,229

			10,222,760

	Diversified Financial Services–2.05%
	CME Group	7,145	1,486,946
	JPMorgan Chase	141,905	4,474,265

			5,961,211

	Electrical Equipment–1.20%
±†	EDP Renovaveis (Spain)	197,490	1,388,115
	Emerson Electric	57,085	2,089,882

			3,477,997

	Electronic Equipment & Instruments–1.35%
	Amphenol Class A	11,480	275,290
±	Keyence (Japan)	14,085	2,892,244
†	Sunpower Class B	25,244	768,427

			3,935,961

	Food & Staples Retailing–6.18%
	Costco Wholesale	14,060	738,150
	CVS Caremark	351,330	10,097,223
±†	Tesco (United Kingdom)	737,343	3,891,496
	Wal-Mart Stores	58,010	3,252,041

			17,978,910

	Food Products–1.44%
±	Nestle (Switzerland)	87,568	3,457,622
±	Unilever (United Kingdom)	31,965	745,706

			4,203,328

	Health Care Equipment & Supplies–1.56%
†	Baxter International	10,535	564,571
	Covidien	109,300	3,961,032

			4,525,603

	Health Care Providers & Services–6.01%
†	Coventry Health Care	174,825	2,601,396
	UnitedHealth Group	560,080	14,898,128

			17,499,524

	Hotels, Restaurants & Leisure–2.85%
±	Crown (Australia)	349,889	1,495,361
	McDonald’s	62,746	3,902,174
†	MGM MIRAGE	105,505	1,451,749
	Yum Brands	45,490	1,432,935

			8,282,219

	Household Products–1.88%
	Colgate-Palmolive	68,305	4,681,625
	Kimberly-Clark	14,970	789,518

			5,471,143

	Independent Power Producers & Energy Traders–3.14%
	AES	576,150	4,747,476
†	NRG Energy	188,595	4,399,921

			9,147,397

LVIP Janus Capital Appreciation Fund–5

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Industrial Conglomerates–1.52%
±	Siemens (Germany)	58,196	$4,411,982

			4,411,982

	Insurance–2.37%
	ACE	12,965	686,108
†	Berkshire Hathaway Class B	1,930	6,203,020

			6,889,128

	Internet Software & Services–2.20%
†	eBay	122,120	1,704,795
†	Google Class A	15,275	4,699,354

			6,404,149

	IT Services–1.11%
	Automatic Data Processing	51,018	2,007,048
	Western Union	85,170	1,221,338

			3,228,386

	Machinery–1.51%
	Danaher	62,120	3,516,613
	Illinois Tool Works	25,170	882,209

			4,398,822

	Media–1.19%
†	DIRECTV Group	43,185	989,368
	Disney (Walt)	49,025	1,112,377
†	Liberty Media Class A	77,380	1,352,603

			3,454,348

	Oil, Gas & Consumable Fuels–7.76%
	Devon Energy	43,185	2,837,686
	EOG Resources	31,215	2,078,295
	Exxon Mobil	28,040	2,238,433
	Hess	128,670	6,901,858
	Occidental Petroleum	103,810	6,227,562
	Petroleo Brasileiro ADR (Brazil)	93,925	2,300,223

			22,584,057

	Paper & Forest Products–0.90%
	Weyerhaeuser	85,585	2,619,757

			2,619,757

	Pharmaceuticals–2.75%
±	Roche Holding (Switzerland)	40,209	6,207,254
	Wyeth	48,010	1,800,855

			8,008,109

	Road & Rail–0.86%
	Canadian National Railway (Canada)	68,285	2,510,157

			2,510,157

	Semiconductors & Semiconductor Equipment–3.32%
†	Cypress Semiconductor	92,040	411,419
	KLA-Tencor	159,000	3,464,609
†	Marvell Technology Group (Bermuda)	317,865	2,120,160
±	Taiwan Semiconductor Manufacturing (Taiwan)	1,887,475	2,578,801
	Texas Instruments	69,644	1,080,875

			9,655,864

	Software–7.31%
†	Amdocs (United Kingdom)	122,885	2,247,567
	Microsoft	417,625	8,118,630
±	Nintendo (Japan)	3,660	1,397,519
†	Oracle	486,425	8,624,314
†	Symantec	65,635	887,385

			21,275,415

	Specialty Retail–0.68%
	Staples	109,957	1,970,429

			1,970,429

	Wireless Telecommunication Services–1.93%
†	Crown Castle International	318,925	5,606,702

			5,606,702

	Total Common Stock (Cost $384,423,588)		282,592,967

	SHORT-TERM INVESTMENT–0.96%
	Money Market Mutual Fund–0.96%
	Dreyfus Treasury & Agency Cash Management Fund	2,803,666	2,803,666

	Total Short-Term Investment (Cost $2,803,666)		2,803,666

LVIP Janus Capital Appreciation Fund–6

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–98.06% (Cost $387,227,254)	$285,396,633

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.94%	5,628,475

NET ASSETS APPLICABLE TO 20,575,688 SHARES OUTSTANDING–100.00%	$291,025,108

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS ($264,562,635 / 18,697,131 Shares)	$14.150

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS ($26,462,473 / 1,878,557 Shares)	$14.087

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$586,499,954
Undistributed net investment income	2,359,970
Accumulated net realized loss on investments	(195,106,011)
Net unrealized depreciation of investments and foreign currencies	(102,728,805)

Total net assets	$291,025,108

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $52,846,671, which represented 18.16% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
EUR–European Monetary Unit
GBP–British Pound Sterling
JPY–Japanese Yen
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts					Appreciation
to Deliver		In Exchange For		Settlement Date	(Depreciation)
AUD	(1,140,000)	USD	751,545	1/29/09	$(56,578)
EUR	(4,900,000)	USD	6,576,630	1/29/09	(259,581)
EUR	(5,800,000)	USD	7,378,905	1/23/09	(715,198)
GBP	(545,000)	USD	807,690	1/29/09	12,946
GBP	(1,275,000)	USD	2,008,264	1/23/09	148,702
JPY	(45,600,000)	USD	506,610	2/6/09	3,657
JPY	(76,000,000)	USD	826,527	1/23/09	(11,507)
JPY	(101,000,000)	USD	1,087,776	1/29/09	(26,056)

					$(903,615)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to Financial Statements.”

See accompanying notes

LVIP Janus Capital Appreciation Fund–7

LVIP Janus Capital Appreciation Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$5,831,160
Interest	99,525
Foreign tax withheld	(282,102)

5,648,583

EXPENSES:
Management fees	3,220,268
Accounting and administration expenses	196,012
Printing and Postage	96,578
Distribution expenses–Service Class	81,706
Custodian fees	68,290
Professional fees	23,576
Trustees’ fees	10,887
Other	15,850

3,713,167
Less expenses waived/reimbursed	(568,740)
Less expense paid indirectly	(812)

Total operating expenses	3,143,615

NET INVESTMENT INCOME	2,504,968

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(26,204,716)
Foreign currencies	2,616,645

Net realized loss on investments and foreign currencies	(23,588,071)
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(188,318,925)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(211,906,996)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(209,402,028)

See accompanying notes

LVIP Janus Capital Appreciation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,504,968	$2,340,355
Net realized gain (loss) on investments and foreign currencies	(23,588,071)	81,170,361
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(188,318,925)	16,338,396

Net increase (decrease) in net assets resulting from operations	(209,402,028)	99,849,112

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,589,104)	(1,484,497)
Service Class	(166,592)	(19,995)

	(2,755,696)	(1,504,492)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,856,390	99,688,375
Service Class	22,210,204	28,244,478
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,589,104	1,484,497
Service Class	166,592	19,995
Net assets from merger*
Standard Class	—	7,913,217
Service Class	—	417,342

	33,822,290	137,767,904

Cost of shares repurchased:
Standard Class	(58,236,472)	(189,647,152)
Service Class	(15,512,337)	(8,491,477)

	(73,748,809)	(198,138,629)

Decrease in net assets derived from capital share transactions	(39,926,519)	(60,370,725)

NET INCREASE (DECREASE) IN NET ASSETS	(252,084,243)	37,973,895
NET ASSETS:
Beginning of year	543,109,351	505,135,456

End of year (including undistributed net investment income of $2,359,970 and $506,665, respectively)	$291,025,108	$543,109,351

*	See Note 7 in “Notes to financial statements”

See accompanying notes

LVIP Janus Capital Appreciation Fund–8

LVIP Janus Capital Appreciation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Standard Class
			Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$24.169	$20.116	$18.376	$17.680	$16.793

Income (loss) from investment operations:
Net investment income (loss)[1]	0.121	0.095	0.051	0.038	(0.009)
Net realized and unrealized gain (loss) on investments and foreign currencies	(10.000)	4.019	1.725	0.704	0.896

Total from investment operations	(9.879)	4.114	1.776	0.742	0.887

Less dividends and distributions from:
Net investment income	(0.140)	(0.061)	(0.036)	(0.046)	—

Total dividends and distributions	(0.140)	(0.061)	(0.036)	(0.046)	—

Net asset value, end of period	$14.150	$24.169	$20.116	$18.376	$17.680

Total return[2]	(40.82% )	20.42%	9.67%	4.20%	5.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$264,563	$506,900	$488,232	$544,301	$659,385
Ratio of expenses to average net assets	0.71%	0.69%	0.70%	0.73%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.85%	0.82%	0.83%	0.83%	0.81%
Ratio of net investment income (loss) to average net assets	0.61%	0.43%	0.27%	0.22%	(0.06%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.47%	0.30%	0.14%	0.12%	(0.07%	)
Portfolio turnover	68%	123%	99%	85%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Janus Capital Appreciation Fund–9

LVIP Janus Capital Appreciation Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Service Class
			Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$24.036	$20.014	$18.294	$17.608	$16.766

Income (loss) from investment operations:
Net investment income (loss)[1]	0.072	0.040	0.004	(0.006)	(0.051)
Net realized and unrealized gain (loss) on investments and foreign currencies	(9.931)	3.996	1.716	0.700	0.893

Total from investment operations	(9.859)	4.036	1.720	0.694	0.842

Less dividends and distributions from:
Net investment income	(0.090)	(0.014)	—	(0.008)	—

Total dividends and distributions	(0.090)	(0.014)	—	(0.008)	—

Net asset value, end of period	$14.087	$24.036	$20.014	$18.294	$17.608

Total return[2]	(40.97% )	20.11%	9.40%	3.94%	5.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,462	$36,209	$16,903	$12,378	$3,812
Ratio of expenses to average net assets	0.96%	0.94%	0.95%	0.98%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	1.07%	1.08%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets	0.36%	0.18%	0.02%	(0.03% )	(0.31%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.22%	0.05%	(0.11% )	(0.13% )	(0.32%	)
Portfolio turnover	68%	123%	99%	85%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Janus Capital Appreciation Fund–10

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Janus Capital Appreciation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term growth of capital in a manner consistent with the preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $51,911 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Janus Capital Appreciation Fund–11

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund; 0.10% on the next $150 million; 0.15% on the next $250 million; 0.10% on the next $250 million; 0.15% on the next $750 million; and 0.20% of average daily net assets in excess of $1.5 billion. The fee waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Janus Capital Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% for the first $250 million of the Fund’s average daily net assets; 0.35% of the next $500 million; 0.30% of the next $750 million and 0.25% of the average daily net assets of the Fund in excess of $1.5 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $10,718 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $25,739 and $9,502, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$146,213
Fees Payable to DSC	584
Distribution Fees Payable to LFD	5,268

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $287,795,939 and sales of $316,741,996 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments was $391,432,359. At December 31, 2008, net unrealized depreciation was $106,035,726, of which $9,717,869 related to unrealized appreciation of investments and $115,753,595 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best

LVIP Janus Capital Appreciation Fund–12

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$232,549,962	$—
Level 2	52,846,671	(903,615)
Level 3	—	—

Total	$285,396,633	$(903,615)

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$2,755,696	$1,504,492

In addition, the Fund declared an ordinary income consent dividend of $518,290 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$586,499,954
Undistributed ordinary income	3,361,798
Capital loss carryforwards	(178,319,360)
Post-October losses	(12,581,546)
Post-October currency losses	(1,905,443)
Unrealized depreciation of investments and foreign currencies	(106,030,295)

Net assets	$291,025,108

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark to market of foreign currency contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership interest, return of capital on investments and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$2,104,033	$(2,622,323)	$518,290

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $10,899,003 expires in 2009, $123,927,079 expires in 2010, $29,942,002 expires in 2011 and $13,551,276 expires in 2016.

LVIP Janus Capital Appreciation Fund–13

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	449,553	4,842,048
Service Class	1,126,659	1,029,734
Shares issued upon reinvestment of dividends and distributions:
Standard Class	192,241	65,221
Service Class	12,422	883
Shares issued from merger[1]:
Standard Class	—	370,695
Service Class	—	19,435

	1,780,875	6,328,016

Shares repurchased:
Standard Class	(2,917,455)	(8,575,625)
Service Class	(766,978)	(388,171)

	(3,684,433)	(8,963,796)

Net decrease	(1,903,558)	(2,635,780)

[1]	See Note 7.

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all assets and assumed all of the liabilities of LVIP Growth Fund (the Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a nontaxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets	$8,330,559
Accumulated net realized loss	(52,365)
Net unrealized appreciation	1,699,577

The net assets of the Fund prior to the Reorganization were $590,275,179. The combined net assets after the Reorganization were $598,605,738.

8.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as away of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed

LVIP Janus Capital Appreciation Fund–14

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

9.	Market Risk (continued)

on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

10.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Janus Capital Appreciation Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Janus Capital Appreciation Fund

We have audited the accompanying statement of net assets of the LVIP Janus Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Janus Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Janus Capital Appreciation Fund–16

LVIP Janus Capital Appreciation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0%	100.00%	100.00%	54.15%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement (to be effective September 1, 2008)

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each, a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s investment management and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Janus Capital Appreciation Fund–17

LVIP Janus Capital Appreciation Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Janus

In considering the renewal of the sub-advisory agreement between LIAC and Janus Capital Management LLC (Janus) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Board considered the services provided by Janus, the background of the new portfolio manager and the research, trading and compliance resources that Janus uses. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index and noted that the Fund’s performance was above the average of its Lipper peer group for one, three and five years. The Board concluded that the services provided by Janus were acceptable. The Board considered the sub-advisory fee schedule under the sub-advisory agreement, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Janus and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Janus, an unaffiliated third party, and that LIAC compensates Janus from its fees. The Board reviewed materials provided by Janus as to any additional benefits it receives and noted that Janus has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Janus and that some Janus funds are available in various Lincoln Life products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Janus Capital Appreciation Fund is or continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

Approval of Advisory Agreement and Sub-Advisory Agreement

On December 8 and 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the Trust), met to consider the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements for the LVIP Janus Capital Appreciation Fund (the Fund) with Janus Capital Management LLC (collectively, the Advisory Agreements) through September 30, 2009.

In preparation for the December Board meeting, Fund Management provided the Board with updated information from LIAC and the sub-advisor to assist the Board in making its decision. In addition, LIAC and the sub-advisor provided updated certifications regarding their respective written compliance policies and procedures. The Independent Trustees reported that they had met in executive session with their independent legal counsel and had reviewed the updated information provided and considered the extensive information requested and reviewed for the contract renewal evaluation conducted in connection with the Board of Trustees’ August 18 and 19, 2008 meeting. The Independent Trustees concluded that factors considered and conclusions reached at the August 2008 Board Meeting in recommending the renewal of the investment management and sub-advisory agreements also applied to the contracts they were being asked to renew through September 30, 2009. Based upon their review, the Independent Trustees concluded that it was in the best interest of the Funds to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of each agreement through September 30, 2009. The Board adopted the considerations and conclusions of the Independent Trustees.

Given the turbulent financial markets between the August and December meetings, the Board requested and was provided with performance information for the Funds through November 30, 2008 compared to the performance of the average of the Lipper peer group of funds. The Board noted that for the one and three year periods through November 30, 2008, the Fund had negative absolute performance but had outperformed the average of the Lipper peer group and concluded that performance was satisfactory.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Janus Capital Appreciation Fund continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Janus Capital Appreciation Fund–18

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Janus Capital Appreciation Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Janus Capital Appreciation Fund–20

LVIP Marsico International Growth Fund

LVIP Marsico International
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Marsico International Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	16

LVIP Marsico International Growth Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (48.94%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008, while its benchmark, the MSCI EAFE Index* returned (43.38%).

Equities were buffeted throughout the 12-month period by concerns regarding decelerating global economic growth, credit market turmoil, liquidity shortages, bank and financial institution failures, volatile commodity prices, housing woes, weakening employment, and softening consumer discretionary spending. Losses were widespread.

International equities posted dismal results for the one-year period ended December 31, 2008. There was seemingly no place to “hide.” Sharp declines were experienced across market capitalizations and geographic regions as concerns regarding a slowing global growth outlook and credit crisis mounted. The negative returns experienced in broad-based foreign equity markets was a stark reversal compared to the solid returns experienced in the 12-month period ended December 31, 2007.

Performance weakness of International equities in developed markets, as measured by the MSCI EAFE Index, was widespread. All 10 sectors in the MCSI EAFE Index had negative returns, the weakest being financials. Health Care was the best-performing foreign equity sector.

Stock selection had a negative impact on the Fund’s performance versus the MSCI EAFE Index. The Fund’s utilities-related positions posted an aggregate loss of −53%. France-based waste and water treatment provider Veolia Environnement SA and Electricite de France SA each posted sharp declines and were sold from the Fund.

In the industrials sector, Denmark-headquartered manufacturer of wind turbines, Vestas Wind Systems A/S dropped −47%. Swiss power and automation technology company ABB Ltd., French power company Alstom SA, and Spanish wind turbine company Gamesa Corporacion Tecnologica SA also posted sharp declines. In the energy sector, Brazil-based oil exploration and production company Petroleo Brasileiro SA was a material detractor from performance.

Stock selection in the consumer discretionary sector also hampered results. Consumer-related equities were beset by worries related to a global economic slowdown. In this environment, hotel/casino operator Las Vegas Sands Corp. posted a sharp decline. Financials holdings also delivered disappointing results, including Credit Suisse Group AG, BNP Paribas SA, Deutsche Bank AG and France-headquartered AXA SA. AXA and Deutsche Bank were sold during the period.

There were several bright spots in the Fund’s performance. Telecommunications companies Telefonica SA and Vodafone Group PLC, Germany-based auto manufacturer BMW AG, and Swiss pharmaceutical/biotechnology companies Roche Holdings AG and Actelion Ltd. all posted positive performance results. The Fund had an average cash and cash equivalents position of approximately 9%. Given the volatility and overall decline in international equity prices, the Fund’s cash weighting had a positive impact on performance as compared to the fully-invested MSCI EAFE Index. The Fund further benefitted in general from U.S. dollar strengthening through its dollar-based holdings (including cash equivalents) and its tendency to be underweighted in countries whose “home currency” depreciated substantially versus the dollar, including the euro and the pound.

As of December 31, 2008, the Fund’s largest country allocations included Switzerland, the United Kingdom, Japan, France, and Brazil. The Fund’s sector allocations emphasized financials, health care, industrials, and consumer staples.

James G. Gendelman
Marsico Capital Management, LLC

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Marsico International Growth Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,427. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $10,828. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−48.94%

Five Years	+1.30%

Ten Years	−1.70%

Service Class Shares

One Year	−49.07%

Inception (4/30/07)	−27.29%

*	The MSCI EAFE Index measures performance of securities in Europe, Australasia, and the Far East.

LVIP Marsico International Growth Fund–1

LVIP Marsico International Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$585.30	1.01%	$4.02
Service Class Shares	1,000.00	584.60	1.26%	5.02

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.06	1.01%	$5.13
Service Class Shares	1,000.00	1,018.80	1.26%	6.39

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Marsico International Growth Fund–2

LVIP Marsico International Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Country	of Net Assets

Common Stock	90.68%

Australia	3.14%
Brazil	5.17%
Canada	3.35%
China	0.90%
Denmark	4.21%
Finland	1.52%
France	6.43%
Germany	3.54%
Hong Kong	3.38%
India	1.00%
Israel	3.61%
Japan	10.23%
Mexico	2.03%
Netherlands	2.69%
Singapore	0.72%
Spain	4.30%
Sweden	0.52%
Switzerland	15.70%
Taiwan	4.50%
United Kingdom	11.31%
United States	2.43%

Short-Term Investment	10.56%

Total Value of Securities	101.24%

Liabilities Net of Receivables and Other Assets	(1.24%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Taiwan Semiconductors Manufacturing ADR	4.50%
Vestas Wind Systems	4.22%
Nintendo	3.65%
Teva Pharmaceuticals Industries ADR	3.61%
Lonza Group	3.24%
Credit Suisse Group	3.24%
CSL	3.14%
Tesco	3.03%
Rogers Communications Class B	2.99%
Nestle	2.81%

Total	34.43%

Percentage
Sector	of Net Assets

Airlines	0.47%
Automobiles	1.99%
Beverages	2.69%
Biotechnology	4.18%
Building Products	1.09%
Capital Markets	6.04%
Chemicals	5.80%
Commercial Banks	7.87%
Communications Equipment	1.87%
Construction Materials	2.03%
Diversified Telecommunication Services	2.18%
Electrical Equipment	9.30%
Energy Equipment & Services	2.27%
Food & Staples Retailing	3.03%
Food Products	2.81%
Hotels, Restaurants & Leisure	2.96%
Household Durables	2.10%
Media	0.67%
Oil, Gas & Consumable Fuels	6.80%
Pharmaceuticals	5.76%
Real Estate Management & Development	1.60%
Semiconductors & Semiconductor Equipment	4.49%
Software	3.65%
Specialty Retail	1.80%
Textiles, Apparel & Luxury Goods	0.50%
Trading Companies & Distributors	1.63%
Wireless Telecommunication Services	5.10%

Total	90.68%

LVIP Marsico International Growth Fund–3

LVIP Marsico International Growth Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–90.68%Δ
	Australia–3.14%
±	CSL	255,344	$6,143,695

			6,143,695

	Brazil–5.17%
	Gafisa	298,670	1,353,661
	Petroleo Brasileiro ADR	164,924	4,038,989
	Unibanco-Uniao de Bancos Brasileiros ADR	73,199	4,730,119

			10,122,769

	Canada–3.35%
†	Research in Motion	17,072	692,782
	Rogers Communications Class B	194,908	5,861,015

			6,553,797

	China–0.90% ☐
±	Industrial & Commercial Bank of China Class H	3,329,000	1,767,388

			1,767,388

	Denmark–4.21%
±†	Vestas Wind Systems	139,559	8,253,058

			8,253,058

	Finland–1.52%
±	Nokia	188,365	2,970,465

			2,970,465

	France–6.43%
±	Accor	80,392	3,979,594
±	Alstom	50,118	3,001,488
±	BNP Paribas	64,024	2,777,184
±†	Compagnie Generale de Geophysique-Veritas	100,719	1,515,061
±	JC Decaux	75,981	1,320,655

			12,593,982

	Germany–3.54%
±	Bayerische Motoren Werke	61,194	1,919,692
±	Linde	58,596	5,008,177

			6,927,869

	Hong Kong–3.38%
±	Cheung Kong Holdings	230,000	2,194,073
±	CNOOC	2,025,800	1,926,853
±	Esprit Holdings	438,500	2,498,704

			6,619,630

	India–1.00%
	ICICI Bank ADR	101,443	1,952,778

			1,952,778

	Israel–3.61%
	Teva Pharmaceutical Industries ADR	165,979	$7,065,726

			7,065,726

	Japan–10.23%
±	Daikin Industries	81,448	2,140,190
±	Daiwa Securities Group	409,000	2,453,327
±	Honda Motor	92,700	1,972,756
±	Marubeni	833,000	3,186,553
=	Mizuho Financial Group	765	2,172,946
±	Nintendo	18,700	7,140,329
±	Panasonic	42,000	515,847
±	Sumitomo Realty & Development	30,000	450,592

			20,032,540

	Mexico–2.03%
†	Cemex ADR	434,503	3,971,357

			3,971,357

	Netherlands–2.69%
±	Heineken	171,107	5,264,556

			5,264,556

	Singapore–0.72%
±	CapitaLand	223,000	489,373
±	Singapore Airlines	116,000	917,587

			1,406,960

	Spain–4.30%
±	Gamesa Corp. Tecnologica	225,614	4,133,942
±	Telefonica	188,542	4,276,687

			8,410,629

	Sweden–0.52%
±	Hennes & Mauritz Class B	25,508	1,025,057

			1,025,057

	Switzerland–15.70%
±	ABB	151,626	2,305,711
±†	Actelion	36,101	2,036,453
±	Compagnie Financier Richemont Class A	51,106	970,985
±	Credit Suisse Group	227,075	6,345,496
±	Julius Baer Holding	78,410	3,030,278
±	Lonza Group	68,686	6,349,773
±	Nestle	139,161	5,494,771
±	Roche Holding	27,290	4,212,887

			30,746,354

	Taiwan–4.50%
	Taiwan Semiconductors Manufacturing ADR	1,114,142	8,801,722

			8,801,722

LVIP Marsico International Growth Fund–4

LVIP Marsico International Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	United Kingdom–11.31%
±	BG Group	258,105	$3,626,124
±	BP	474,893	3,719,079
±	HSBC Holdings	201,504	2,002,472
±	Reckitt Benckiser Group	72,935	2,765,295
±	Tesco	1,122,405	5,923,748
±	Vodafone Group	1,983,622	4,122,643

			22,159,361

	United States–2.43%
†	Las Vegas Sands	307,201	1,821,702
†	Transocean	61,999	2,929,453

			4,751,155

	Total Common Stock (Cost $226,325,130)		177,540,848

	SHORT-TERM INVESTMENT–10.56%
	Money Market Mutual Fund–10.56%
	Dreyfus Treasury & Agency Cash Management Fund	20,677,909	$20,677,909

	Total Short-Term Investment (Cost $20,677,909)		20,677,909

TOTAL VALUE OF SECURITIES–101.24% (Cost $247,003,039)	198,218,757

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.24%)	(2,430,278)

NET ASSETS APPLICABLE TO 23,689,118 SHARES OUTSTANDING–100.00%	$195,788,479

NET ASSET VALUE – LVIP MARSICO INTERNATIONAL GROWTH FUND STANDARD CLASS ($171,362,310 / 20,738,179 Shares)	$8.263

NET ASSET VALUE–LVIP MARSICO INTERNATIONAL GROWTH FUND SERVICE CLASS ($24,426,169 / 2,950,939 Shares)	$8.277

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$313,821,381
Undistributed net investment income	125,634
Accumulated net realized loss on investments	(69,370,636)
Net unrealized depreciation of investments and foreign currencies	(48,787,900)

Total net assets	$195,788,479

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $132,148,599, which represented 67.50% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $2,172,946, which represented 1.11% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
CAD–Canadian Dollar
CHF–Swiss Franc
DKK–Danish Krona
EUR–European Monetary Unit
GBP–British Pound Sterling
SEK–Swedish Krona
USD–United States Dollar

LVIP Marsico International Growth Fund–5

LVIP Marsico International Growth Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CAD	50,520	USD	(41,335)	1/5/09	$181
CHF	767,954	USD	(727,298)	1/6/09	(7,797)
DKK	2,613,936	USD	(495,111)	1/6/09	(4,702)
EUR	(506)	USD	718	1/2/09	11
EUR	214,449	USD	(302,844)	1/5/09	(3,323)
EUR	197,087	USD	(278,326)	1/6/09	(3,067)
GBP	505,737	USD	(729,880)	1/5/09	8,083
SEK	488,984	USD	(62,932)	1/7/09	(466)

					$(11,080)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes

LVIP Marsico International Growth Fund–6

LVIP Marsico International Growth Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$5,202,301
Interest	339,625
Foreign tax withheld	(460,833)

5,081,093

EXPENSES:
Management fees	2,035,371
Custodian fees	120,986
Accounting and administration expenses	100,854
Distribution expenses-Service Class	74,227
Reports and statements to shareholders	23,822
Professional fees	22,066
Trustees’ fees	5,042
Other	13,164

2,395,532
Less expenses waived/reimbursed	(12,099)
Less expense paid indirectly	(80,731)

Total operating expenses	2,302,702

NET INVESTMENT INCOME	2,778,391

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(69,223,786)
Foreign currencies	(116,809)

Net realized loss	(69,340,595)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(73,739,954)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(143,080,549)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,302,158)

See accompanying notes

LVIP Marsico International Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,778,391	$2,317,709
Net realized gain (loss) on investments and foreign currencies	(69,340,595)	21,335,866
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(73,739,954)	8,672,919

Net increase (decrease) in net assets resulting from operations	(140,302,158)	32,326,494

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,860,251)	(1,439,577)
Service Class	(312,497)	(78,223)
Net realized gain:
Standard Class	(18,066,622)	—
Service Class	(3,153,851)	—

	(24,393,221)	(1,517,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	95,880,426	67,468,956
Service Class	42,736,069	24,179,837
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,926,867	1,439,577
Service Class	3,466,348	78,223

	163,009,710	93,166,593

Cost of shares repurchased:
Standard Class	(13,714,021)	(26,964,048)
Service Class	(20,211,445)	(3,147,097)

	(33,925,466)	(30,111,145)

Increase in net assets derived from capital share transactions	129,084,244	63,055,448

NET INCREASE (DECREASE) IN NET ASSETS	(35,611,135)	93,864,142
NET ASSETS:
Beginning of year	231,399,614	137,535,472

End of year (including undistributed net investment income of $125,634 and $636,800, respectively)	$195,788,479	$231,399,614

See accompanying notes

LVIP Marsico International Growth Fund–7

LVIP Marsico International Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Marsico International Growth Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$18.071	$15.102	$12.190	$10.263	$8.794

Income (loss) from investment operations:
Net investment income[2]	0.170	0.224	0.059	0.040	0.060
Net realized and unrealized gain (loss) on investments and foreign currencies	(8.554)	2.875	2.862	1.943	1.434

Total from investment operations	(8.384)	3.099	2.921	1.983	1.494

Less dividends and distributions from:
Net investment income	(0.155)	(0.130)	(0.009)	(0.056)	(0.025)
Net realized gain	(1.269)	—	—	—	—

Total dividends and distributions	(1.424)	(0.130)	(0.009)	(0.056)	(0.025)

Net asset value, end of period	$8.263	$18.071	$15.102	$12.190	$10.263

Total return[3]	(48.94% )	20.55%	23.97%	19.46%	17.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,362	$209,614	$137,535	$50,762	$40,496
Ratio of expenses to average net assets	1.00% [4]	1.03%	1.12%	1.22%	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.05%	1.04%	1.12%	1.22%	1.28%
Ratio of net investment income to average net assets	1.29%	1.35%	0.44%	0.27%	0.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.24%	1.34%	0.44%	0.27%	0.68%
Portfolio turnover	118%	108%	106%	159%	145%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.04%.

See accompanying notes

LVIP Marsico International Growth Fund–8

LVIP Marsico International Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Marsico International
	Growth Fund Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$18.066	$15.782

Income (loss) from investment operations:
Net investment income[2]	0.137	0.130
Net realized and unrealized gain (loss) on investments and foreign currencies	(8.541)	2.260

Total from investment operations	(8.404)	2.390

Less dividends and distributions from:
Net investment income	(0.116)	(0.106)
Net realized gain	(1.269)	—

Total dividends and distributions	(1.385)	(0.106)

Net asset value, end of period	$8.277	$18.066

Total return[3]	(49.07% )	15.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,426	$21,786
Ratio of expenses to average net assets	1.25% [5]	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.30%	1.29%
Ratio of net investment income to average net assets	1.04%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.99%	1.13%
Portfolio turnover	118%	108%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

[5]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.29%.

See accompanying notes

LVIP Marsico International Growth Fund–9

LVIP Marsico International Growth Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Marsico International Growth Fund (the Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $598 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Marsico International Growth Fund–10

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund; 0.95% on the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Marsico Capital Management, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $300 million of the Fund’s average daily net assets; 0.45% on the next $100 million; 0.40% on the next $600 million; and 0.35% of the Fund’s average daily net assets in excess of $1 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $5,546 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $12,900 and $4,758, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$142,189
Fees Payable to DSC	388
Distribution Fees Payable to LFD	4,778

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2008, the Fund made purchases of $347,892,641 and sales of $240,781,742 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $263,794,787. At December 31, 2008, net unrealized depreciation was $65,576,030, of which $1,768,813 related to unrealized appreciation of investments and $67,344,843 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Marsico International Growth Fund–11

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$63,897,212	$—
Level 2	132,148,599	(11,080)
Level 3	2,172,946	—

Total	$198,218,757	$(11,080)

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the Fund was categorized as Level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 12/31/2007	$—
Net change in unrealized appreciation/depreciation	(1,033,218)
Net purchases, sales, and settlements	3,206,164

Balance as of 12/31/08	$2,172,946

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(1,033,218)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$15,922,418	$1,517,800
Long-term capital gains	8,470,803	—

Total	$24,393,221	$1,517,800

5. Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$313,821,381
Undistributed ordinary income	114,554
Post-October losses	(7,107,797)
Capital loss carryforwards	(45,471,091)
Unrealized depreciation of investments and foreign currencies	(65,568,568)

Net assets	$195,788,479

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(116,809)	$116,809

LVIP Marsico International Growth Fund–12

LVIP Marsico International Growth Fund
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $45,471,091 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	8,415,833	4,072,012
Service Class	2,938,058	1,373,640
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,724,090	80,721
Service Class	277,899	4,386

	13,355,880	5,530,759

Shares repurchased:
Standard Class	(1,000,987)	(1,660,779)
Service Class	(1,470,911)	(172,133)

	(2,471,898)	(1,832,912)

Net increase	10,883,982	3,697,847

7. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Marsico International Growth Fund–13

9. Contractual Obligations (continued)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Marsico International Growth Fund

We have audited the accompanying statement of net assets of the LVIP Marsico International Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Marsico International Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Marsico International Growth Fund–14

LVIP Marsico International Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

34.73%	65.27%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $279,615. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2008 was $4,993,498.

Approval of Advisory Agreement with LIAC

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s investment management and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain Funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the LVIP Marsico International Growth Fund continue to be fair and reasonable, and that the continuation of the agreement is in the best interest of the Fund. The Board unanimously approved the renewal of the investment management agreement with LIAC and the fees and other amounts to be paid under the agreement.

LVIP Marsico International Growth Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Marsico International Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Marsico International Growth Fund–17

LVIP MFS Value Fund

LVIP MFS Value Fund

LVIP MFS Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP MFS Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP MFS Value Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (32.29%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008, while its benchmark, the Russell 1000 Value® Index* returned (36.85%).

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. Though conditions improved towards the end of the period, macro economic dislocation remained severe.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth—emerging markets—also displayed weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Strong stock selection in the industrial goods and services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing diversified industrial conglomerate General Electric and the fund’s position in defense contractor Lockheed Martin**, which is not a benchmark constituent, were key factors in this result.

The Fund’s underweighted positioning in the financial services sector also aided relative performance. Not holding insurance firm American International Group (AIG) and financial services firm Wachovia helped as both these securities underperformed the benchmark. Positioning in international financial conglomerate Citigroup*** also bolstered relative returns.

Stock selection in the technology sector helped relative results. The Fund’s holdings of enterprise software products maker Oracle** helped relative performance over the reporting period.

Top relative contributors in other sectors included tobacco company Philip Morris, management consulting firm Accenture**, and paint producer Sherwin Williams**.

The Fund’s cash position was also a contributor to relative performance. The Fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Stock selection and an underweighted position in the health care sector was the primary detractor from performance. The Fund’s avoidance of biotechnology firm Amgen, its underweighted position in pharmaceutical giant Pfizer and its ownership of health insurance provider UnitedHealth Group*** held back relative results.

Elsewhere, an underweighted position in integrated oil and gas company Exxon Mobil and telecommunications provider Verizon hindered relative results. Not holding financial services firm Wells Fargo for a majority of the period weighed on the Fund’s results. Additionally, the Fund’s positions in financial services firm Goldman Sachs, insurance company Genworth Financial, cruise line operator Royal Caribbean and investment management firm UBS also dampened relative results.

During the reporting period, the Fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Steven Gorham
Nevin Chitkara
MFS Investment Management

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $12,464. For comparison, look at how the Russell

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2008 Annual Report Commentary (continued)

1000 Value Index did over the same period. The same $10,000 investment would have grown to $11,450. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−32.29%

Five Years	+1.05%

Ten Years	+2.23%

Service Class Shares

One Year	−32.46%

Inception (4/30/07)	−20.29%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

**	Security is not a benchmark constituent.

***	Security was not held in the portfolio at period end.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$757.30	0.74%	$3.27
Service Class Shares	1,000.00	756.40	0.99%	4.37

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.74%	$3.76
Service Class Shares	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.41%

Aerospace & Defense	8.44%
Auto Components	0.49%
Beverages	3.09%
Capital Markets	6.74%
Chemicals	2.40%
Commercial Banks	1.64%
Computers & Peripherals	2.21%
Diversified Financial Services	2.66%
Diversified Telecommunications Services	4.17%
Electric Utilities	2.68%
Electronic Equipment & Instruments	0.24%
Energy Equipment & Services	0.45%
Food & Staples Retailing	1.52%
Food Products	2.35%
Health Care Providers & Services	0.20%
Hotels, Restaurants & Leisure	0.62%
Household Products	1.18%
Industrial Conglomerates	1.04%
Insurance	7.71%
IT Services	2.97%
Leisure Equipment & Products	0.21%
Life Sciences Tools & Services	0.41%
Machinery	1.65%
Media	3.10%
Multiline Retail	0.45%
Multi-Utilities & Unregulated Power	2.92%
Oil, Gas & Consumable Fuels	14.47%
Pharmaceuticals	7.34%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	2.00%
Software	2.65%
Specialty Retail	1.35%
Textiles, Apparel & Luxury Goods	1.31%
Tobacco	4.88%
Trading Company & Distributors	0.74%
Wireless Telecommunication Services	1.90%

Short-Term Investment	1.24%

Total Value of Securities	99.65%

Receivables and Other Assets Net of Liabilities	0.35%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Lockheed Martin	4.53%
Philip Morris International	4.00%
AT&T	3.75%
Total ADR	3.19%
MetLife	2.88%
Allstate	2.68%
Oracle	2.65%
Exxon Mobil	2.65%
Chevron	2.29%
Bank of New York Mellon	2.25%

Total	30.87%

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.41%
	Aerospace & Defense–8.44%
	Lockheed Martin	198,810	$16,715,945
	Northrop Grumman	180,770	8,141,881
	United Technologies	116,540	6,246,544

			31,104,370

	Auto Components–0.49%
	Johnson Controls	100,200	1,819,632

			1,819,632

	Beverages–3.09%
±	Diageo	341,550	4,855,787
	Molson Coors Brewing Class B	40,730	1,992,512
	Pepsi Bottling Group	15,070	339,226
	PepsiCo	76,490	4,189,357

			11,376,882

	Capital Markets–6.74%
	Bank of New York Mellon	293,180	8,305,789
	Franklin Resources	37,850	2,414,073
	Goldman Sachs Group	77,920	6,575,669
	Invesco	38,980	562,871
	Merrill Lynch	135,900	1,581,876
	State Street	137,560	5,410,235

			24,850,513

	Chemicals–2.40%
	Air Products & Chemicals	53,490	2,688,942
	PPG Industries	145,280	6,164,231

			8,853,173

	Commercial Banks–1.64%
	PNC Financial Services Group	60,980	2,988,020
	SunTrust Banks	24,850	734,069
	Wells Fargo	79,240	2,335,995

			6,058,084

	Computers & Peripherals–2.21%
	Hewlett-Packard	66,160	2,400,946
	International Business Machines	68,170	5,737,188

			8,138,134

	Diversified Financial Services–2.66%
	Bank of America	220,920	3,110,554
	JPMorgan Chase	212,600	6,703,278

			9,813,832

	Diversified Telecommunications Services–4.17%
	AT&T	485,760	13,844,160
	Verizon Communications	45,410	1,539,399

			15,383,559

	Electric Utilities–2.68%
	Entergy	38,220	3,177,229
	FPL Group	67,600	3,402,307
	PPL	107,540	3,300,403

			9,879,939

	Electronic Equipment & Instruments–0.24%
†	Agilent Technologies	56,070	876,374

			876,374

	Energy Equipment & Services–0.45%
†	National Oilwell Varco	67,790	1,656,788

			1,656,788

	Food & Staples Retailing–1.52%
	CVS Caremark	150,537	4,326,433
	Kroger	47,880	1,264,511

			5,590,944

	Food Products–2.35%
	Kellogg	33,300	1,460,205
±	Nestle	150,712	5,950,862
	Smucker (J.M.)	29,377	1,273,787

			8,684,854

	Health Care Providers & Services–0.20%
†	WellPoint	17,960	756,655

			756,655

	Hotels, Restaurants & Leisure–0.62%
	Royal Caribbean Cruises	165,310	2,273,013

			2,273,013

	Household Products–1.18%
	Procter & Gamble	70,575	4,362,947

			4,362,947

	Industrial Conglomerates–1.04%
	3M	66,460	3,824,108

			3,824,108

	Insurance–7.71%
	Allstate	301,570	9,879,432
	Aon	29,920	1,366,746
	Chubb	57,490	2,931,990
	Genworth Financial	220,950	625,289
	MetLife	304,790	10,624,978
	Prudential Financial	72,460	2,192,640
	Travelers	17,910	809,532

			28,430,607

LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	IT Services–2.97%
	Accenture Class A	202,350	$6,635,056
	Automatic Data Processing	32,690	1,286,025
	Visa Class A	27,050	1,418,773
	Western Union	111,860	1,604,072

			10,943,926

	Leisure Equipment & Products–0.21%
	Hasbro	26,800	781,756

			781,756

	Life Sciences Tools & Services–0.41%
†	Waters	41,070	1,505,216

			1,505,216

	Machinery–1.65%
	Danaher	54,800	3,102,228
	Eaton	59,990	2,982,103

			6,084,331

	Media–3.10%
	Disney (Walt)	225,620	5,119,318
	Omnicom Group	166,370	4,478,680
±	WPP Group	314,320	1,852,735

			11,450,733

	Multiline Retail–0.45%
	Macy’s	160,930	1,665,626

			1,665,626

	Multi-Utilities & Unregulated Power–2.92%
	Dominion Resources	149,138	5,345,105
	PG&E	69,050	2,672,926
	Public Service Enterprise Group	94,370	2,752,773

			10,770,804

	Oil, Gas & Consumable Fuels–14.47%
	Apache	67,500	5,030,775
	Chevron	114,280	8,453,292
	ConocoPhillips	59,070	3,059,826
	Devon Energy	75,870	4,985,418
	EOG Resources	47,400	3,155,892
	Exxon Mobil	122,310	9,764,006
	Hess	75,310	4,039,628
	Marathon Oil	40,760	1,115,194
	Occidental Petroleum	33,040	1,982,070
	Total ADR	212,730	11,763,968

			53,350,069

	Pharmaceuticals–7.34%
	Abbott Laboratories	41,920	2,237,270
±	GlaxoSmithKline	101,290	1,911,254
	Johnson & Johnson	92,970	5,562,395
	Merck	233,520	7,099,008
	Pfizer	75,380	1,334,980
±	Roche Holding	9,720	1,500,522
	Wyeth	197,810	7,419,853

			27,065,282

	Road & Rail–0.23%
	Burlington Northern Santa Fe	11,270	853,252

			853,252

	Semiconductors & Semiconductor Equipment–2.00%
	Intel	503,650	7,383,509

			7,383,509

	Software–2.65%
†	Oracle	551,170	9,772,244

			9,772,244

	Specialty Retail–1.35%
	Sherwin-Williams	58,500	3,495,375
	Staples	82,380	1,476,250

			4,971,625

	Textiles, Apparel & Luxury Goods–1.31%
	NIKE Class B	94,480	4,818,480

			4,818,480

	Tobacco–4.88%
	Altria Group	83,250	1,253,745
	Lorillard	35,150	1,980,703
	Philip Morris International	339,050	14,752,065

			17,986,513

	Trading Company & Distributors–0.74%
	Grainger (W.W.)	34,440	2,715,250

			2,715,250

	Wireless Telecommunication Services–1.90%
	America Movil ADR	9,600	297,504
	Rogers Communications Class B	62,320	1,874,005
±	Vodafone Group	2,329,810	4,842,139

			7,013,648

	Total Common Stock (Cost $466,010,310)		362,866,672

	SHORT-TERM INVESTMENT–1.24%
	Money Market Mutual Fund–1.24%
	Dreyfus Treasury & Agency Cash Management Fund	4,557,113	4,557,113

	Total Short-Term Investment (Cost $4,557,113)		4,557,113

LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.65% (Cost $470,567,423)	$367,423,785

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,287,922

NET ASSETS APPLICABLE TO 21,288,354 SHARES OUTSTANDING–100.00%	$368,711,707

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($284,601,004 / 16,434,065 Shares)	$17.318

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($84,110,703 / 4,854,289 Shares)	$17.327

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$498,095,720
Undistributed net investment income	1,962,221
Accumulated net realized loss on investments	(28,200,641)
Net unrealized depreciation of investments and foreign currencies	(103,145,593)

Total net assets	$368,711,707

†	Non income producing security.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $20,913,299, which represented 5.67% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
CAD–Canadian Dollar
CHF–Swiss Franc
GBP–British Pound Sterling
USD–United States Dollar

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts					Appreciation
to Receive		In Exchange For		Settlement Date	(Depreciation)

CAD	7,713	USD	(6,322)	1/2/09	$17
CHF	58,961	USD	(55,859)	1/5/09	(619)
GBP	39,150	USD	(56,859)	1/2/09	274

					$(328)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$9,014,347
Interest	136,855
Other income	35,098
Foreign tax withheld	(56,003)

9,130,297

EXPENSES:
Management fees	2,255,611
Accounting and administration expenses	154,765
Distribution expenses-Service Class	99,981
Custodian fees	33,393
Reports and statements to shareholders	31,527
Professional fees	21,901
Trustees’ fees	7,443
Other	10,262

2,614,883
Less expense paid indirectly	(102)

Total operating expenses	2,614,781

NET INVESTMENT INCOME	6,515,516

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(28,186,408)
Foreign currencies	(16,050)

Net realized loss	(28,202,458)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(111,159,377)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(139,361,835)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(132,846,319)

See accompanying notes

LVIP MFS Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,515,516	$2,867,932
Net realized gain (loss) on investments and foreign currencies	(28,202,458)	7,087,195
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(111,159,377)	910,556

Net increase (decrease) in net assets resulting from operations	(132,846,319)	10,865,683

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,759,654)	(2,238,106)
Service Class	(777,213)	(63,389)
Net realized gain on investment:
Standard Class	(6,155,135)	—
Service Class	(868,596)	—

	(11,560,598)	(2,301,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	117,519,018	195,004,296
Service Class	99,306,890	14,233,585
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,914,789	2,238,106
Service Class	1,645,808	63,389

	228,386,505	211,539,376

Cost of shares repurchased:
Standard Class	(18,633,987)	(13,925,822)
Service Class	(10,135,136)	(1,805,393)

	(28,769,123)	(15,731,215)

Increase in net assets derived from capital share transactions	199,617,382	195,808,161

NET INCREASE IN NET ASSETS	55,210,465	204,372,349
NET ASSETS:
Beginning of year	313,501,242	109,128,893

End of year (including undistributed net investment income of $1,962,221 and $572,258, respectively)	$368,711,707	$313,501,242

See accompanying notes

LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06[2]	12/31/05	12/31/04

Net asset value, beginning of period	$26.422	$24.786	$22.837	$21.417	$19.332

Income (loss) from investment operations:
Net investment income[3]	0.426	0.404	0.361	0.280	0.270
Net realized and unrealized gain (loss) on investments and foreign currencies	(8.858)	1.496	3.794	1.406	2.000

Total from investment operations	(8.432)	1.900	4.155	1.686	2.270

Less dividends and distributions from:
Net investment income	(0.236)	(0.264)	(0.286)	(0.266)	(0.185)
Net realized gain on investments	(0.436)	—	(1.920)	—	—

Total dividends and distributions	(0.672)	(0.264)	(2.206)	(0.266)	(0.185)

Net asset value, end of period	$17.318	$26.422	$24.786	$22.837	$21.417

Total return[4]	(32.29% )	7.69%	19.66%	7.98%	11.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$284,601	$301,096	$109,129	$83,737	$83,802
Ratio of expenses to average net assets	0.74%	0.78%	0.78%	0.82%	0.82%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	0.74%	0.78%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets	1.94%	1.53%	1.58%	1.20%	1.30%
Ratio of net investment income to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.94%	1.53%	1.54%	1.20%	1.29%
Portfolio turnover	35%	22%	164%	69%	39%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$26.416	$26.308

Income (loss) from investment operations:
Net investment income[2]	0.375	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	(8.848)	0.096

Total from investment operations	(8.473)	0.336

Less dividends and distributions from:
Net investment income	(0.180)	(0.228)
Net realized gain on investments	(0.436)	—

Total dividends and distributions	(0.616)	(0.228)

Net asset value, end of period	$17.327	$26.416

Total return[3]	(32.46% )	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,111	$12,405
Ratio of expenses to average net assets	0.99%	1.02%
Ratio of net investment income to average net assets	1.69%	1.33%
Portfolio turnover	35%	22% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (the Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investments Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $50,047 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $75 million of the average daily net assets of the Fund; 0.70% on the next $75 million; and 0.65% on the next $50 million; and 0.60% on average daily net assets in excess of $200 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.80% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.35% of the next $250 million; and 0.325% of the Fund’s average daily net assets in excess of $500 million. Effective July 1, 2008, the Sub-Advisor is paid 0.375% of the first $250 million of the Fund’s average daily net assets; 0.35% of the next $250 million; and 0.325% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $8,516 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ending December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $19,501 and $7,518, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$192,756
Fees Payable to DSC	730
Distribution Fees Payable to LFD	16,066

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $312,218,152 and sales of $118,774,693 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $478,703,355. At December 31, 2008, net unrealized depreciation was $111,279,570, of which $1,441,732 related to unrealized appreciation of investments and $112,721,302 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$346,510,486	$—
Level 2	20,913,299	(328)
Level 3	—	—

Total	$367,423,785	$(328)

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$9,711,071	$2,301,495
Long-term capital gains	1,849,527	—

Total	$11,560,598	$2,301,495

In addition, the Fund declared an ordinary income consent dividend of $595,100 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$498,095,720
Undistributed ordinary income	1,966,375
Post-October losses	(5,597,592)
Post-October currency losses	(4,482)
Capital loss carryforwards	(14,467,117)
Unrealized depreciation of investments and foreign currencies	(111,281,197)

Net assets	$368,711,707

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(588,686)	$(6,414)	$595,100

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $14,467,117 expires in 2016.

LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	5,425,938	7,439,438
Service Class	4,772,665	535,456
Shares issued upon reinvestment of dividends and distributions:
Standard Class	488,133	86,357
Service Class	83,528	2,445

	10,770,264	8,063,696

Shares repurchased:
Standard Class	(875,808)	(532,787)
Service Class	(471,520)	(68,285)

	(1,347,328)	(601,072)

Net increase	9,422,936	7,462,624

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP MFS Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP MFS Value Fund–15

LVIP MFS Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

16.00%	84.00%	100.00%	65.84%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income of the Fund.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP MFS Value Fund–16

LVIP MFS Value Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (MFS) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the sub-advisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, the reputation, resources, investment approach MFS and the portfolio manager presentation provided at the August 2008 Board meeting. The Board reviewed the Fund’s investment performance compared to the average of its Lipper performance peer group and a securities market index. The Board noted that the Fund’s performance over all periods reviewed was very good and concluded that the services provided by MFS were satisfactory. The Board considered the sub-advisory fee schedule, which contains breakpoints, and noted that the total management fees paid by the Fund were below the average in the Fund’s expense group. The Board concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered information regarding MFS’s profitability from providing sub-advisory services to the Fund and noted that MFS’s profitability with respect to the Fund was negative. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln-affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP MFS Value Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP MFS Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–19

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Mid-Cap Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Mid-Cap Value Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (40.71%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Russell 2500 Value® Index*, returned (31.99%).

We are in a period of tremendous uncertainty. Confidence in our global financial system has been badly damaged by the contagion which began with the U.S. housing slump and has spread to the collapse of major financial institutions, a transformation of Wall Street, and a complete failure of global credit markets and has led to a global recession. Weakness was widespread, however, in the U.S., growth stocks suffered more than value stocks.

The Fund’s under performance was driven primarily by weak stock selection, particularly within financials, consumer staples and energy. Overall sector allocation, which is a fall-out from bottom up stock selection, also detracted from relative performance. In particular, our underweight position in financials and our overweight position in information technology more than offset positive returns from our underweight in energy and telecom & media, and overweight in consumer staples.

The largest detractors from performance included electronics manufacturing company Flextronics (information technology), Rhodia (materials), a French specialty-chemicals company, and print media provider R.H. Donnelley (consumer discretionary). At the end of the period, we continued to own Flextronics, but had eliminated our positions in Rhodia and R.H. Donnelly. Among the top contributors to relative performance were generic drug maker Barr Pharmaceuticals (healthcare), air carrier Delta Air Lines (industrials), and CACI (information technology), a provider of technology solutions to the U.S. government. As of the end of the period, we had eliminated our position in Barr Pharmaceuticals, and continued to own Delta and CACI.

The government’s commitment to re-igniting the economy and the likelihood of globally coordinated stimulus in 2009 is encouraging; nevertheless, since there are many elements in this downturn that are unprecedented, and investors’ appetite for risk has nearly evaporated, a cautionary stance and a preference for higher quality and low leverage names is still warranted. At the end of the period, the Fund was most overweight healthcare and information technology and most underweight financials.

James N. Mordy
Wellington Management Company, LLP

Growth of $10,000 invested 5/1/01 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $11,082. For comparison, look at how the Russell 2500 Value Index did over the same period. The same $10,000 investment would have grown to $14,230. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−40.71%

Five Years	−2.01%

Inception (5/1/01)	+1.35%

Service Class Shares

One Year	−40.85%

Inception (4/30/07)	−30.80%

*	The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$698.80	0.97%	$4.14
Service Class Shares	1,000.00	698.00	1.22%	5.21

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.26	0.97%	$4.93
Service Class Shares	1,000.00	1,019.00	1.22%	6.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.28%

Aerospace & Defense	2.08%
Airlines	4.26%
Auto Components	0.44%
Biotechnology	1.20%
Capital Markets	4.68%
Chemicals	4.28%
Commercial Banks	2.46%
Commercial Services & Supplies	1.39%
Communications Equipment	0.40%
Computers & Peripherals	1.24%
Construction & Engineering	1.47%
Containers & Packaging	4.37%
Distributors	0.92%
Diversified Financial Services	3.78%
Electric Utilities	2.50%
Electronic Equipment & Instruments	3.40%
Energy Equipment & Services	1.19%
Food Products	5.53%
Gas Utilities	2.05%
Health Care Equipment & Supplies	1.77%
Health Care Providers & Services	5.14%
Household Durables	4.30%
Insurance	11.23%
IT Services	2.20%
Machinery	2.47%
Media	1.04%
Metals & Mining	0.72%
Multi-Utilities & Unregulated Power	4.78%
Oil, Gas & Consumable Fuels	2.26%
Pharmaceuticals	1.88%
Real Estate Investment Trusts	3.42%
Road & Rail	0.99%
Semiconductors & Semiconductor Equipment	2.58%
Software	1.76%
Specialty Retail	1.88%
Textiles, Apparel & Luxury Goods	1.50%
Thrift & Mortgage Finance	0.72%

Short-Term Investment	1.56%

Total Value of Securities	99.84%

Receivables and Other Assets Net of Liabilities	0.16%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Delta Air Lines	4.26%
Reinsurance Group of America	2.53%
Northeast Utilities	2.50%
Everest Re Group	2.41%
FMC	2.38%
MDC Holdings	2.38%
PHH	2.30%
CACI International	2.20%
Annaly Mortgage Management	2.19%
Arrow Electronics	2.12%

Total	25.27%

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.28%
	Aerospace & Defense–2.08%
†	Alliant Techsystems	23,400	$2,006,784

			2,006,784

	Airlines–4.26%
†	Delta Air Lines	357,650	4,098,669

			4,098,669

	Auto Components–0.44%
†	TRW Automotive Holdings	116,500	419,400

			419,400

	Biotechnology–1.20%
†	Theravance	93,200	1,154,748

			1,154,748

	Capital Markets–4.68%
†	Affiliated Managers Group	18,500	775,520
	Ameriprise Financial	55,800	1,303,488
	Invesco	60,000	866,400
=†#	Solar Cayman 144A	26,800	348,936
†	TD AmeriTrade Holding	84,800	1,208,400

			4,502,744

	Chemicals–4.28%
	Agrium	20,400	696,252
	Celanese Series A	76,500	950,895
	FMC	51,200	2,290,176
±	JSR	16,400	184,352

			4,121,675

	Commercial Banks–2.46%
	Comerica	29,400	583,590
	Huntington Bancshares	1,300	9,958
	M&T Bank	14,300	820,963
	Popular	175,300	904,548
†	Signature Bank	1,700	48,773

			2,367,832

	Commercial Services & Supplies–1.39%
†	Copart	22,200	603,618
	Donnelley (R.R.) & Sons	54,400	738,752

			1,342,370

	Communications Equipment–0.40%
†	JDS Uniphase	106,800	389,820

			389,820

	Computers & Peripherals–1.24%
†	NetApp	55,600	776,732
	Seagate Technology	93,600	414,648

			1,191,380

	Construction & Engineering–1.47%
†	URS	34,800	1,418,796

			1,418,796

	Containers & Packaging–4.37%
	Greif Class A	34,300	1,146,649
†	Owens-Illinois	55,100	1,505,883
†	Pactiv	62,400	1,552,512

			4,205,044

	Distributors–0.92%
	Genuine Parts	23,400	885,924

			885,924

	Diversified Financial Services–3.78%
	CIT Group	150,700	684,178
±	First Pacific	2,104,000	734,536
†	PHH	174,200	2,217,566

			3,636,280

	Electric Utilities–2.50%
	Northeast Utilities	100,100	2,408,406

			2,408,406

	Electronic Equipment & Instruments–3.40%
†	Arrow Electronics	108,400	2,042,256
†	Flextronics International	255,400	653,824
±	Kingboard Laminates Holdings	2,459,000	575,796

			3,271,876

	Energy Equipment & Services–1.19%
†	Compagnie Generale de Geophysique-Veritas ADR	53,000	794,470
±	SBM Offshore	26,534	350,317

			1,144,787

	Food Products–5.53%
±	Chaoda Modern Agriculture	1,280,640	822,936
†	Cosan	17,400	60,204
†	Dean Foods	79,800	1,434,006
†	Marfrig Frigorificos e Comerico de Alimentos	104,500	338,626
±†	Marine Harvest	3,027,000	466,827
	Perdigao	31,400	403,472
†	Smithfield Foods	127,600	1,795,333

			5,321,404

	Gas Utilities–2.05%
	UGI	80,900	1,975,578

			1,975,578

	Health Care Equipment & Supplies–1.77%
	West Pharmaceutical Services	45,000	1,699,650

			1,699,650

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Health Care Providers & Services–5.14%
	AmerisourceBergen	33,200	$1,183,912
	CIGNA	62,500	1,053,125
†	Humana	36,900	1,375,632
†	Laboratory Corporation of America Holdings	20,700	1,333,287

			4,945,956

	Household Durables–4.30%
	MDC Holdings	75,600	2,290,680
	Newell Rubbermaid	77,500	757,950
†	Toll Brothers	51,000	1,092,930

			4,141,560

	Insurance–11.23%
	Everest Re Group	30,500	2,322,270
	Fidelity National Financial Class A	52,300	928,325
	First American Financial	23,100	667,359
	PartnerRe	14,300	1,019,161
	Platinum Underwriters Holdings	40,300	1,454,024
	Reinsurance Group of America	56,931	2,437,784
	Unum Group	106,900	1,988,340

			10,817,263

	IT Services–2.20%
†	CACI International	47,000	2,119,230

			2,119,230

	Machinery–2.47%
†	AGCO	9,000	212,310
	Dover	22,900	753,868
	Pentair	59,800	1,415,466

			2,381,644

	Media–1.04%
	Virgin Media	200,500	1,000,495

			1,000,495

	Metals & Mining–0.72%
	Cliffs Natural Resources	27,200	696,592

			696,592

	Multi-Utilities & Unregulated Power–4.78%
	NV Energy	188,500	1,864,265
	TECO Energy	59,900	739,765
	Wisconsin Energy	47,700	2,002,446

			4,606,476

	Oil, Gas & Consumable Fuels–2.26%
†	Newfield Exploration	55,700	1,100,075
	Noble Energy	15,700	772,754
†	Uranium One	208,800	307,160

			2,179,989

	Pharmaceuticals–1.88%
†	Endo Pharmaceuticals Holdings	31,700	820,396
=†	Impax Laboratories	124,000	992,124

			1,812,520

	Real Estate Investment Trusts–3.42%
	Annaly Mortgage Management	132,700	2,105,949
	Kimco Realty	65,100	1,190,028

			3,295,977

	Road & Rail–0.99%
	Con-Way	36,000	957,600

			957,600

	Semiconductors & Semiconductor Equipment–2.58%
†	Teradyne	134,800	568,856
†	Varian Semiconductor Equipment Associates	105,950	1,919,814

			2,488,670

	Software–1.76%
†	McAfee	48,900	1,690,473

			1,690,473

	Specialty Retail–1.88%
	American Eagle Outfitters	109,900	1,028,664
	TJX Companies	37,900	779,603

			1,808,267

	Textiles, Apparel & Luxury Goods–1.50%
	VF	26,400	1,445,928

			1,445,928

	Thrift & Mortgage Finance–0.72%
†	Beneficial Mutual Bancorp	9,400	105,750
	Sovereign Bancorp	196,800	586,464

			692,214

	Total Common Stock (Cost $138,455,587)		94,644,021

	SHORT-TERM INVESTMENT–1.56%
	Money Market Mutual Fund–1.56%
	Dreyfus Treasury & Agency Cash Management Fund	1,499,811	1,499,811

	Total Short-Term Investment (Cost $1,499,811)		1,499,811

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.84% (Cost $139,955,398)	$96,143,832

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	149,369

NET ASSETS APPLICABLE TO 11,902,763 SHARES OUTSTANDING–100.00%	$96,293,201

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($82,094,315 / 10,149,016 Shares)	$8.089

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($14,198,886 / 1,753,747 Shares)	$8.096

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$168,203,879
Undistributed net investment income	291,708
Accumulated net realized loss on investments	(28,390,820)
Net unrealized depreciation of investments	(43,811,566)

Total net assets	$96,293,201

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $348,936, which represented 0.36% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $1,341,060, which represented 1.39% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $3,134,764, which represented 3.26% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

ADR–American Depositary Receipts

See accompanying notes

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$1,810,260
Interest	66,166
Foreign tax withheld	(6,032)

1,870,394

EXPENSES:
Management fees	1,044,636
Accounting and administration expenses	52,878
Distribution expenses—Service Class	40,951
Professional fees	20,590
Custody fees	18,891
Reports and statements to shareholders	15,382
Trustees’ fees	2,515
Other	6,960

1,202,803
Less expenses waived/reimbursed	(1,332)
Less expense paid indirectly	(5,420)

Total operating expenses	1,196,051

NET INVESTMENT INCOME	674,343

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(25,887,723)
Foreign currencies	(10,676)

Net realized loss	(25,898,399)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(40,840,342)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(66,738,741)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,064,398)

See accompanying notes

LVIP Mid-Cap Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$674,343	$368,000
Net realized gain (loss) on investments and foreign currencies	(25,898,399)	8,641,753
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(40,840,342)	(11,525,364)

Net decrease in net assets resulting from operations	(66,064,398)	(2,515,611)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(373,336)	(276,727)
Service Class	(14,854)	(24,483)
Net realized gain:
Standard Class	(9,032,232)	—
Service Class	(1,381,768)	—

	(10,802,190)	(301,210)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,032,937	58,005,451
Service Class	16,794,862	18,380,016
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,405,568	276,727
Service Class	1,396,622	24,483

	101,629,989	76,686,677

Cost of shares repurchased:
Standard Class	(26,859,278)	(26,990,609)
Service Class	(8,568,133)	(2,094,321)

	(35,427,411)	(29,084,930)

Increase in net assets derived from capital share transactions	66,202,578	47,601,747

NET INCREASE (DECREASE) IN NET ASSETS	(10,664,010)	44,784,926
NET ASSETS:
Beginning of year	106,957,211	62,172,285

End of year (including undistributed net investment income of $291,708 and $57,780, respectively)	$96,293,201	$106,957,211

See accompanying notes

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$14.658	$14.473	$13.797	$14.133	$12.264

Income (loss) from investment operations:
Net investment income (loss)[2]	0.069	0.066	0.071	(0.010)	(0.010)
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.772)	0.170	2.223	1.224	1.940

Total from investment operations	(5.703)	0.236	2.294	1.214	1.930

Less dividends and distributions from:
Net investment income	(0.037)	(0.051)	—	—	—
Net realized gain on investments	(0.829)	—	(1.618)	(1.550)	(0.061)

Total dividends and distributions	(0.866)	(0.051)	(1.618)	(1.550)	(0.061)

Net asset value, end of period	$8.089	$14.658	$14.473	$13.797	$14.133

Total return[3]	(40.71% )	1.63%	17.69%	10.01%	15.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,094	$92,072	$62,172	$45,854	$45,088
Ratio of expenses to average net assets	0.99%	1.03%	1.10%	1.13%	1.19%
Ratio of net investment income (loss) to average net assets	0.62%	0.41%	0.52%	(0.04% )	(0.09% )
Portfolio turnover	70%	71%	52%	47%	61%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the JPVF Fund). The Financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund
	Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$14.656	$16.086

Income (loss) from investment operations:
Net investment income[2]	0.041	0.024
Net realized and unrealized loss on investments and foreign currencies	(5.763)	(1.425)

Total from investment operations	(5.722)	(1.401)

Less dividends and distributions from:
Net investment income	(0.009)	(0.029)
Net realized gain on investments	(0.829)	—

Total dividends and distributions	(0.838)	(0.029)

Net asset value, end of period	$8.096	$14.656

Total return[3]	(40.85% )	(8.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,199	$14,885
Ratio of expenses to average net assets	1.24%	1.27%
Ratio of net investment income to average net assets	0.37%	0.21%
Portfolio turnover	70%	71% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $5,918 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.75% of the first $25 million of the Fund’s average daily net assets; 0.65% on the next $25 million; 0.55% on the next $50 million; and 0.45% of the Fund’s average daily net assets in excess of $100 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $2,905 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $6,754 and $2,540, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$69,136
Fees Payable to DSC	189
Distribution Fees Payable to LFD	2,741

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $136,077,644 and sales of $79,319,974 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $145,860,686. At December 31, 2008, net unrealized depreciation was $49,716,854, of which $1,640,106 related to unrealized appreciation of investments and $51,356,960 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$91,668,008
Level 2	3,134,764
Level 3	1,341,060

Total	$96,143,832

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 12/31/2007	$1,689,028
Net realized loss	(8,312)
Net change in unrealized appreciation/depreciation	(424,418)
Net purchases, sales, and redemptions	84,762

Balance as of 12/31/08	$1,341,060

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(424,418)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$1,594,623	$301,210
Long-term capital gain	9,207,567	—

Total	$10,802,190	$301,210

In addition, the Fund declared an ordinary income consent dividend of $534,012 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$168,203,879
Undistributed ordinary income	293,596
Post-October losses	(6,256,334)
Post-October currency losses	(1,888)
Capital loss carryforwards	(16,229,198)
Unrealized depreciation of investments	(49,716,854)

Net assets	$96,293,201

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(52,225)	$(481,787)	$534,012

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $16,229,198 expires in 2016.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	5,806,676	3,640,136
Service Class	1,410,766	1,150,683
Shares issued upon reinvestment of dividends and distributions:
Standard Class	805,174	18,520
Service Class	117,825	1,638

	8,140,441	4,810,977

Shares repurchased:
Standard Class	(2,743,997)	(1,673,183)
Service Class	(790,537)	(136,628)

	(3,534,534)	(1,809,811)

Net increase	4,605,907	3,001,166

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at December 31, 2008.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

8.	Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Mid-Cap Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

85.24%	14.76%	100.00%	55.29%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (WMC) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by WMC under the sub-advisory agreement. The Board reviewed the services provided by WMC, the background of the investment professionals servicing the Fund, the good reputation, resources, investment approach and the presentation by WMC to the Board at the August 2008 meeting. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. The Board noted that, although the Fund underperformed versus the average of the Lipper peer group funds in recent periods, that the contrarian strategy used by WMC did not do well when there was a flight to quality as had been experienced. The Board concluded that the services provided by WMC were acceptable. The Board considered the Fund’s sub-advisory fee schedule and noted that, although the sub-advisory fee charged to the Fund was above the average of the Fund’s expense group, that the sub-advisory fee schedule for the Fund was lower than WMC’s standard fee schedule and concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and WMC, an unaffiliated third party, and that LIAC compensates WMC from its fees. The Board reviewed materials provided by WMC as to any additional benefits it receives and noted that WMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of WMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Mid-Cap Value Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Mid-Cap Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund–19

LVIP Mondrian International Value Fund

LVIP Mondrian International
Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Mondrian International Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Mondrian International Value Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (36.65%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the MSCI EAFE Index*, returned (43.06%).

The benchmark MSCI EAFE Index* fell by a sharp 43.06% in 2008 (all returns quoted in U.S. dollars). Every EAFE market fell by at least 30% with the exception of Japan, which declined by 29.2%. Amongst the larger European markets, the U.K., Germany and France all fell by over 40%. The oil-heavy Norwegian market fell 64.2%, whilst the financials-heavy Austrian market fell 68.4%; the worst performing market in the whole of EAFE. Hong Kong and Australia both fell by over 50% and Singapore was down 47.4%. All EAFE sectors also fell, although the strongest sectors were the frequently defensive healthcare and utilities sectors which declined 19.0% and 28.2%, respectively. As with 2007, the weakest sector was financials, which saw a precipitous decline of 55.2%.

The strongest stocks in the Fund were to be found in Asia and include the Japanese retail group, Seven & I Holdings, the Hong Kong utility, Hong Kong Electric, and the Japanese consumer products group, Kao. Stocks that performed weakly include the U.K. financials company, HBOS, and the Belgian financials company, Fortis.

Market selection, currency contribution and stock selection were all positive, particularly stock selection. Our positions in the non-benchmark Taiwanese and South African markets and our zero weight positions in the underperforming Austrian, Greek and Irish markets were helpful. The Fund’s overweight positions in the outperforming telecommunications services, healthcare and consumer staples sectors were beneficial. Currency contribution was helped by our hedges out of the overvalued and underperforming sterling (closed out in early September) and the euro (initiated in April and closed out in October).

As we enter 2009, the main highlights of the strategy in place for the Fund include a value orientation, an overweight exposure to the attractively valued Australasian markets and an overweight position in selected European markets.

Clive A. Gillmore
Elizabeth A. Desmond
Emma R. Lewis
Mondrian Investment Partners Limited

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $16,684. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have grown to $11,241. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−36.65%

Five Years	+4.56%

Ten Years	+5.25%

Service Class Shares

One Year	−36.81%

Five Years	+4.30%

Inception (5/15/03)	+8.91%

*	The MSCI EAFE Index measures performance of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund’s sub-advisor. The individuals managing the Fund did not change.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$723.90	0.81%	$3.51
Service Class Shares	1,000.00	723.00	1.06%	4.59

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.06	0.81%	$4.12
Service Class Shares	1,000.00	1,019.81	1.06%	5.38

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Percentage
Country	of Net Assets

Common Stock	98.19%

Australia	8.96%
Belgium	0.17%
Finland	1.03%
France	12.50%
Germany	5.80%
Hong Kong	2.53%
Italy	3.03%
Japan	25.55%
Netherlands	2.68%
New Zealand	0.59%
Singapore	3.63%
South Africa	0.78%
Spain	7.86%
Switzerland	3.68%
Taiwan	2.24%
United Kingdom	17.16%

Rights	0.00%

U.S. Treasury Obligation	1.38%

Total Value of Securities	99.57%

Receivables and Other Assets Net of Liabilities	0.43%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Auto Components	0.28%
Automobiles	2.57%
Beverages	2.45%
Building Products	2.84%
Capital Markets	0.64%
Commercial Banks	8.37%
Containers & Packaging	1.00%
Diversified Financial Services	3.37%
Diversified Telecommunication Services	14.46%
Electric Utilities	3.77%
Food Products	3.23%
Food & Staples Retailing	5.12%
Gas Utilities	0.00%
Hotels Restaurants & Leisure	1.02%
Household Durables	1.00%
Household Products	3.64%
Industrial Conglomerates	0.89%
Insurance	2.90%
Media	1.65%
Multi-Utilities	3.54%
Office Electronics	3.06%
Oil, Gas & Consumable Fuels	11.43%
Paper & Forest Products	1.03%
Pharmaceuticals	13.54%
Real Estate Management & Development	1.12%
Road & Rail	1.29%
Semiconductors & Semiconductor Equipment	1.29%
Wireless Telecommunication Services	2.69%

Total	98.19%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Takeda Pharmaceutical	4.05%
Telefonica	3.76%
GlaxoSmithKline	3.69%
Novartis	3.68%
Kao	3.64%
RWE	3.54%
Total	3.36%
Unilever	3.23%
Canon	3.06%
Royal Dutch Shell Class A	2.90%

Total	34.91%

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S.$)

	COMMON STOCK–98.19%Δ
	Australia–8.96%
±	Amcor	1,629,235	$6,755,272
±	Foster’s Group	4,214,130	16,536,828
±	National Australia Bank	813,354	12,200,346
±	Telstra	6,945,094	18,969,631
±	Wesfarmers	465,706	5,997,371

			60,459,448

	Belgium–0.17%
±	Fortis	860,062	1,138,197
±†	Fortis-Strip	340,580	476

			1,138,673

	Finland–1.03%
±	UPM-Kymmene	541,427	6,974,623

			6,974,623

	France–12.50%
±	Carrefour	418,776	16,267,332
±	Cie de Saint-Gobain	259,666	12,329,755
±	France Telecom	649,654	18,196,859
±†	GDF Suez	60,186	84
±	Renault	204,242	5,356,181
±	Societe Generale	186,977	9,532,651
±	Total	410,204	22,663,840

			84,346,702

	Germany–5.80%
±	Deutsche Telekom	1,006,695	15,267,093
±	RWE	269,178	23,885,872

			39,152,965

◆	Hong Kong–2.53%
±	Hong Kong Electric Holdings	1,679,500	9,455,387
±	Wharf Holdings	2,737,875	7,578,723

			17,034,110

	Italy–3.03%
±	Intesa Sanpaolo	4,000,799	14,605,293
±	UniCredit	2,287,039	5,843,516

			20,448,809

	Japan–25.55%
±	Astellas Pharma	349,000	14,273,565
±	Canon	652,000	20,641,266
±	Kao	808,000	24,522,987
±	KDDI	2,543	18,142,767
±	Nitto Denko	356,100	6,811,475
±	Sekisui House	768,000	6,770,042
±	Seven & I Holdings	532,700	18,294,611
±	Takeda Pharmaceutical	525,100	27,346,799
±	Tokio Marine Holdings	503,300	14,900,165
±	Toyota Motor	362,300	11,967,130
±	West Japan Railway	1,903	8,663,720

			172,334,527

	Netherlands–2.68%
±	ING Groep CVA	626,324	6,927,257
±	Reed Elsevier	931,030	11,123,951

			18,051,208

	New Zealand–0.59%
±	Telecom New Zealand	2,932,343	3,964,086

			3,964,086

	Singapore–3.63%
±	Jardine Matheson Holdings	276,000	5,117,743
±	Oversea-Chinese Banking	1,760,400	6,156,311
±	Singapore Telecommunications	5,243,000	9,397,122
±	United Overseas Bank	416,000	3,781,056

			24,452,232

	South Africa–0.78%
±	Sasol	175,255	5,241,920

			5,241,920

	Spain–7.86%
±	Banco Santander	1,204,667	11,695,285
±	Iberdrola	1,703,746	15,960,080
±	Telefonica	1,118,266	25,365,559

			53,020,924

	Switzerland–3.68%
±	Novartis	497,091	24,823,904

			24,823,904

	Taiwan–2.24%
	Chunghwa Telecom ADR	409,436	6,387,202
	Taiwan Semiconductor Manufacturing ADR	1,103,389	8,716,773

			15,103,975

	United Kingdom–17.16%
±	Aviva	808,674	4,662,946
±	BG Group	775,640	10,896,987
±	BP	2,387,054	18,693,987
±	Compass Group	1,369,123	6,895,839
±	GKN	1,366,539	1,916,267
±	GlaxoSmithKline	1,317,455	24,859,229
±	HBOS	2,045,427	2,152,220
±	Lloyds TSB Group	2,242,029	4,307,135
±	Royal Bank of Scotland Group	1	0

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S.$)

	COMMON STOCK (continued)
	United Kingdom (continued)

±	Royal Dutch Shell Class A	736,497	$19,568,671
±	Unilever	935,136	21,815,616

			115,768,897

	Total Common Stock (Cost $710,644,444)		662,317,003

	RIGHTS–0.00%
	Belgium–0.00%
=@π	Fortis	860,062	0

			0

	United Kingdom–0.00%
	HBOS	2,830,666	0
	Lloyds TSB Group	974,610	1

	Total Rights (Cost $0)		1

		Principal
		Amount
		(U.S. $)

≠	U.S. TREASURY OBLIGATION–1.38%
	U.S. Treasury Bill 0.05% 4/2/09	$9,285,000	9,282,539

	Total U.S. Treasury Obligation (Cost $9,283,838)		9,282,539

TOTAL VALUE OF SECURITIES–99.57% (Cost $719,928,282)	671,599,543

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	2,917,341

NET ASSETS APPLICABLE TO 50,549,039 SHARES OUTSTANDING–100.00%	$674,516,884

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($550,890,755 / 41,285,363 Shares)	$13.343

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($123,626,129 / 9,263,676 Shares)	$13.345

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$740,566,740
Undistributed net investment income	2,386,940
Accumulated net realized loss on investments	(20,124,857)
Net unrealized depreciation of investments and foreign currencies	(48,311,939)

Total net assets	$674,516,884

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security

◆	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair valued securities was $647,213,028, which represented 95.95% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of restricted securities was $0 or 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements”.

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate

See accompanying notes

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$44,006,846
Interest	114,524
Foreign tax withheld	(3,999,041)

40,122,329

EXPENSES:
Management fees	6,108,001
Distribution expenses–Service Class	415,525
Accounting and administration expenses	395,244
Custodian fees	289,657
Reports and statements to shareholders	105,278
Professional fees	25,888
Trustees’ fees	22,147
Other	30,978

7,392,718
Less expense paid indirectly	(1,434)

Total operating expenses	7,391,284

NET INVESTMENT INCOME	32,731,045

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(19,931,707)
Foreign currencies	11,050,459

Net realized loss	(8,881,248)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(409,628,919)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(418,510,167)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(385,779,122)

See accompanying notes

LVIP Mondrian International Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,731,045	$27,459,673
Net realized gain (loss) on investments and foreign currencies	(8,881,248)	52,530,711
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(409,628,919)	32,898,887

Net increase (decrease) in net assets resulting from operations	(385,779,122)	112,889,271

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(35,830,058)	(17,320,441)
Service Class	(7,625,524)	(3,739,771)
Net realized gain on investments:
Standard Class	(46,282,278)	(22,236,686)
Service Class	(10,964,917)	(5,286,597)

	(100,702,777)	(48,583,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	110,582,688	129,738,503
Service Class	33,483,667	51,199,672
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	82,112,334	39,557,127
Service Class	18,590,441	9,026,368

	244,769,130	229,521,670

Cost of shares repurchased:
Standard Class	(129,300,844)	(136,679,206)
Service Class	(48,020,201)	(43,101,958)

	(177,321,045)	(179,781,164)

Increase in net assets derived from capital share transactions	67,448,085	49,740,506

NET INCREASE (DECREASE) IN NET ASSETS	(419,033,814)	114,046,282
NET ASSETS:
Beginning of year	1,093,550,698	979,504,416

End of year (including undistributed net investment income of $2,386,940 and $2,061,018, respectively)	$674,516,884	$1,093,550,698

See accompanying notes

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04[1]

Net asset value, beginning of period	$24.163	$22.703	$17.966	$16.304	$13.620

Income (loss) from investment operations:
Net investment income[2]	0.736	0.631	0.569	0.436	0.332
Net realized and unrealized gain (loss) on investments and foreign currencies	(9.302)	1.934	4.778	1.587	2.509

Total from investment operations	(8.566)	2.565	5.347	2.023	2.841

Less dividends and distributions from:
Net investment income	(0.937)	(0.482)	(0.610)	(0.361)	(0.157)
Net realized gain on investments	(1.317)	(0.623)	—	—	—

Total dividends and distributions	(2.254)	(1.105)	(0.610)	(0.361)	(0.157)

Net asset value, end of period	$13.343	$24.163	$22.703	$17.966	$16.304

Total return[3]	(36.65% )	11.49%	30.01%	12.54%	20.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,891	$880,906	$796,037	$550,669	$435,012
Ratio of expenses to average net assets	0.80%	0.80%	0.84%	0.92%	0.98%
Ratio of net investment income to average net assets	3.83%	2.62%	2.80%	2.58%	2.33%
Portfolio turnover	13%	15%	14%	7%	9%

[1]	Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04[1]

Net asset value, beginning of period	$24.134	$22.686	$17.957	$16.297	$13.616

Income (loss) from investment operations:
Net investment income[2]	0.687	0.571	0.519	0.394	0.296
Net realized and unrealized gain (loss) on investments and foreign currencies	(9.278)	1.930	4.771	1.585	2.507

Total from investment operations	(8.591)	2.501	5.290	1.979	2.803

Less dividends and distributions from:
Net investment income	(0.881)	(0.430)	(0.561)	(0.319)	(0.122)
Net realized gain on investments	(1.317)	(0.623)	—	—	—

Total dividends and distributions	(2.198)	(1.053)	(0.561)	(0.319)	(0.122)

Net asset value, end of period	$13.345	$24.134	$22.686	$17.957	$16.297

Total return[3]	(36.81% )	11.21%	29.69%	12.26%	20.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,626	$212,645	$183,467	$122,947	$64,534
Ratio of expenses to average net assets	1.05%	1.05%	1.09%	1.17%	1.23%
Ratio of net investment income to average net assets	3.58%	2.37%	2.55%	2.33%	2.08%
Portfolio turnover	13%	15%	14%	7%	9%

[1]	Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund’s sub-advisor.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $800 million of the Fund’s average daily net assets; 0.35% on the next $500 million and 0.30% of the average net assets of the Fund in excess of $1.3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $21,669 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $51,734 and $18,477, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008 the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$399,097
Fees Payable to DSC	1,349
Distribution Fees Payable to LFD	24,647

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $118,100,156 and sales of $110,300,231 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $721,534,083. At December 31, 2008, net unrealized depreciation was $49,934,540, of which $102,041,730 related to unrealized appreciation of investments and $151,976,270 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$24,386,514
Level 2	647,213,029
Level 3	—

Total	$671,599,543

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the portfolio was categorized as Level 2 in the FAS 157 hierarchy.

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$48,492,697	$21,060,212
Long-term capital gain	52,210,080	27,523,283

	$100,702,777	$48,583,495

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$740,566,740
Undistributed ordinary income	2,417,672
Undistributed long-term capital gains	4,617,328
Post-October losses	(23,167,116)
Unrealized depreciation of investments and foreign currencies	(49,917,740)

Net assets	$674,516,884

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment of market timing settlements. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$11,050,459	$(10,910,720)	$(139,739)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	6,315,197	5,393,191
Service Class	1,743,075	2,137,760
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,221,732	1,681,652
Service Class	1,171,993	384,563

	14,451,997	9,597,166

Shares repurchased:
Standard Class	(6,708,196)	(5,680,987)
Service Class	(2,462,289)	(1,798,714)

	(9,170,485)	(7,479,701)

Net increase	5,281,512	2,117,465

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as away of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Mondrian International Value Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

51.85%	48.15%	100.00%	0.53%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $2,921,746. The gross foreign source income earned during the fiscal year 2008 by the Fund was $44,006,846

Approval of Advisory Agreement and Sub-Advisory Agreement (to be effective September 1, 2008)

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each, a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board were provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Mondrian
In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (Mondrian) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index and noted that, although short-term performance had suffered in a difficult market environment, longer term performance was above the average of the Fund’s Lipper peer group. The Board determined that the services provided by Mondrian have been acceptable. The Board reviewed the sub-advisory fee which had increased during the year and added breakpoints and considered the effective fee rates charged to other registered sub-advised funds managed by Mondrian and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee was negotiated at arm’s length between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Mondrian International Value Fund continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

Approval of Advisory Agreement and Sub-Advisory Agreement

On December 8 and 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the Trust), met to consider the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement for LVIP Mondrian International Value Fund (the Fund) with Mondrian Investment Partners Limited (collectively, the Advisory Agreements) through September 30, 2009.

In preparation for the December Board meeting, Fund Management provided the Board with updated information from LIAC to assist the Board in making its decision. Rather than providing updated information, Mondrian Investment Partners provided a certification that the previous information provided as of May 30, 2008 was current and continued to be accurate in all material respects. In addition, LIAC and the sub-advisor provided updated certifications regarding their respective written compliance policies and procedures. The Independent Trustees reported that they had met in executive session with their independent legal counsel and had reviewed the updated information provided and considered the extensive information requested and reviewed for the contract renewal evaluation conducted in connection with the Board of Trustees’ August 18 and 19, 2008 meeting. The Independent Trustees concluded that factors considered and conclusions reached at the August 2008 Board meeting in recommending the renewal of the investment management and sub-advisory agreements also applied to the contracts they were being asked to renew through September 30, 2009. Based upon their review, the Independent Trustees concluded that it was in the best interest of the Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of each agreement effective through September 30, 2009. The Board adopted the considerations and conclusions of the Independent Trustees.

Given the turbulent financial markets between the August and December meetings, the Board requested and was provided with performance information for the Funds through November 30, 2008 compared to the performance of the average of the Lipper peer group of funds. The Board noted that for the one and three year periods through November 30, 2008, the LVIP Mondrian International Value Fund had negative absolute performance but had outperformed the average of the Lipper peer group and concluded that performance was satisfactory.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Mondrian International Value Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Mondrian International Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–17

LVIP Money Market Fund

LVIP Money Market Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Money Market Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Money Market Fund
2008 Annual Report Commentary

Managed by:

The Fund returned 2.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 1.80%.

Twelve months ago we started our new year hoping that the turmoil of 2007 was behind us. The events of 2008 quickly dashed our hopes and created even more disruption in investment markets from which the money market sector was not spared. The subprime mortgage debacle wreaked havoc with money market products, particularly structured investment vehicles and asset-backed paper. By the end of the third quarter, pillars of the American financial system, including Bear Stearns, Lehman, AIG and several major banks had disappeared or were surviving only with government support. The deterioration of the financial system persisted throughout the year, evidenced in part by the breaking of the buck of The Reserve Fund in September.

The mechanisms of finance, as they had developed over recent decades, largely ceased to function during the course of 2008. The financial world changed profoundly as surviving merchant banks and broker/dealers transformed themselves into bank holding companies and submitted to banking regulations so they could tap government resources. For its part, government in the form of the Federal Reserve and the Treasury Department responded quickly with many programs designed to prop up banks, other financial institutions and money market funds. These dislocations also left their mark on the Federal Reserve interest rate policy. In response to the many calamities facing the market during the year, the federal funds target rate was lowered seven times, dropping precipitously from 4.25% at the start of the year to a range of 0.00% to 0.25% at year’s end.

Money market investors have responded by turning to the relative security of treasury, agency and top tier industrial paper. They became and have remained very wary of banks and financial institutions, for which spreads widened dramatically during the course of the year. As a result, a two tier market developed in which financials trade cheaply relative to industrial names and treasuries. Accompanying these developments, the supply of commercial paper has diminished substantially, with commercial paper outstanding dropping as buyers abandoned financial names to U.S. Government paper, despite the extreme reduction in rates.

Although we are beginning to see some improvement in markets in the last few weeks as the numerous government programs appear to be taking effect, we continue to remain cautious and selective with not only the issuers we purchase but with longer duration trades. Our average maturity continues to be short relative to our peer group, and we continue to weigh market conditions watchfully.

Cynthia Isom
Delaware Investments

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $13,756. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have grown to $13,830. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	+2.34%

Five Years	+3.12%

Ten Years	+3.24%

Service Class Shares

One Year	+2.10%

Five Years	+2.87%

Inception (5/15/03)	+2.58%

*	The Citigroup 90 Day T-Bill Index measures the return on short-term securities.

LVIP Money Market Fund–1

LVIP Money Market Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$1,009.00	0.45%	$2.27
Service Class Shares	1,000.00	1,007.70	0.70%	3.53

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.87	0.45%	$2.29
Service Class Shares	1,000.00	1,021.62	0.70%	3.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Money Market Fund–2

LVIP Money Market Fund

Sector Allocation
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Certificates of Deposit	2.27%

Commercial Paper	96.68%

Colleges & Universities	24.90%
Financial Services	9.70%
Food Staples & Retailing	0.64%
Industrials	45.79%
Mortgage Bankers & Brokers	10.10%
Pharmaceuticals	5.55%

Floating Rate Notes	1.23%

Total Value of Securities	100.18%

Liabilities Net of Receivables and Other Assets	(0.18)%

Total Net Assets	100.00%

LVIP Money Market Fund–3

LVIP Money Market Fund
Statement of Net Assets
December 31, 2008

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CERTIFICATES OF DEPOSIT–2.27%
	Chase Bank USA
	0.40% 3/30/09	$25,000,000	$25,000,000
	Lloyds TBS Bank Holdings
	2.00% 2/17/09	10,000,000	10,000,000

	Total Certificates of Deposit (Cost $35,000,000)		35,000,000

	COMMERCIAL PAPER–96.68%
	Colleges & Universities–24.90%
≠	Columbia University
	1.507% 2/24/09	20,000,000	19,955,000
	2.113% 2/19/09	12,000,000	11,965,700
	3.023% 1/13/09	24,750,000	24,725,250
≠	Cornell University
	1.202% 1/14/09	10,000,000	9,995,667
	1.303% 1/22/09	10,000,000	9,992,417
	1.304% 2/11/09	5,000,000	4,992,597
	1.304% 3/12/09	20,000,000	19,949,444
	1.708% 2/12/09	20,000,000	19,960,333
	Emory University
	1.40% 4/7/09	30,000,000	30,000,000
	1.60% 1/13/09	5,000,000	5,000,000
	Harvard University
	≠1.103% 2/10/09	15,000,000	14,981,667
	3.25% 2/4/09	10,000,000	10,000,000
	Johns Hopkins University
	1.45% 2/17/09	4,800,000	4,800,000
	1.50% 1/13/09	5,000,000	5,000,000
≠	Leland Stanford Junior University
	1.709% 3/17/09	20,000,000	19,929,167
	1.862% 3/10/09	25,000,000	24,912,639
	3.684% 1/7/09	20,250,000	20,237,681
≠	University of California
	1.202% 2/13/09	9,750,000	9,736,025
≠	University of Chicago
	1.940% 2/12/09	6,600,000	6,585,139
	1.979% 2/2/09	15,000,000	14,973,733
	3.784% 1/13/09	11,050,000	11,036,188
≠	Vanderbilt University
	2.004% 1/21/09	10,000,000	9,988,889
	2.109% 2/10/09	15,000,000	14,965,000
≠	Yale University
	1.94% 2/12/09	11,085,000	11,060,040
	3.806% 1/8/09	41,500,000	41,469,904
	3.836% 1/12/09	7,500,000	7,491,292

			383,703,772

	Financial Services–9.70%
≠	Allianz Financial
	1.103% 3/9/09	26,600,000	26,545,544
	Barclays Bank New York
	2.20% 1/13/09	21,000,000	21,000,000
≠	GE Capital
	1.302% 1/13/09	35,000,000	34,984,832
	1.354% 2/13/09	20,000,000	19,967,750
≠	Nestle Capital
	1.758% 1/20/09	22,000,000	21,979,681
≠	Rabobank USA Financial
	1.303% 2/2/09	15,000,000	14,982,667
≠	Societe General North America
	1.99% 3/5/09	10,000,000	9,965,350

			149,425,824

	Food Staples & Retailing–0.64%
≥	Pepsi Bottling
	2.886% 2/17/09	9,750,000	9,783,653

			9,783,653

	Industrials–45.79%
≠	3M
	1.707% 1/12/09	25,000,000	24,987,014
≠	AT&T
	1.254% 1/30/09	9,185,000	9,175,751
	2.109% 1/5/09	15,000,000	14,996,500
≠	Becton Dickinson
	0.30% 1/16/09	16,064,000	16,061,992
≠	BP Capital Markets
	1.069% 1/5/09	33,500,000	33,495,088
	1.706% 1/6/09	20,000,000	19,995,278
≠	ConocoPhillips
	1.252% 1/15/09	25,000,000	24,987,847
	0.05% 1/2/09	18,910,000	18,909,974
≠	Danaher
	0.30% 1/21/09	10,000,000	9,998,333
	1.253% 1/12/09	15,000,000	14,994,271
≠	Electricite de France
	0.40% 2/9/09	26,825,000	26,813,376
≠	Genentech
	0.25% 1/16/09	5,000,000	4,999,479
	0.70% 1/6/09	12,500,000	12,498,785
≠	Hewlett-Packard
	0.36% 2/9/09	15,000,000	14,994,150
	0.40% 3/2/09	10,000,000	9,993,333
	0.851% 1/2/09	23,840,000	23,839,437
≠	Illinois Tool Works
	0.20% 1/12/09	9,750,000	9,749,404
	1.153% 2/2/09	25,000,000	24,974,444
≠	Johnson & Johnson
	1.207% 4/28/09	20,000,000	19,922,000
≠	Koch Industries
	0.20% 1/5/09	15,000,000	14,999,667
≠	L’Oreal USA
	1.253% 1/28/09	7,500,000	7,492,969
	1.404% 1/27/09	10,000,000	9,989,889

LVIP Money Market Fund–4

LVIP Money Market Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	COMMERCIAL PAPER (continued)
	Industrials (continued)

≠	Medtronic
	1.052% 2/10/09	$20,000,000	$19,976,667
	1.204% 2/17/09	15,000,000	14,976,500
	1.506% 3/3/09	20,000,000	19,949,167
≠	Nokia
	1.503% 1/27/09	15,700,000	15,682,992
	1.653% 1/12/09	10,000,000	9,994,958
≠	Northern Illinois Gas
	0.36% 1/6/09	29,500,000	29,498,524
	1.361% 1/7/09	20,000,000	19,995,467
≠	Northwest Natural Gas
	2.261% 1/8/09	20,000,000	19,991,250
≠	Pitney Bowes
	1.253% 2/2/09	10,000,000	9,988,889
≠	Procter & Gamble
	0.12% 3/30/09	15,000,000	14,995,600
	1.103% 2/18/09	7,500,000	7,489,000
	1.757% 1/28/09	19,000,000	18,975,063
≠	Shell International Finance
	1.61% 4/15/09	20,000,000	19,907,556
	2.016% 4/1/09	15,000,000	14,925,000
≠	Siemens Capital
	0.15% 1/5/09	20,000,000	19,999,667
	0.70% 1/13/09	15,000,000	14,996,500
≠	Statoil
	1.55% 2/17/09	14,750,000	14,720,152
	1.80% 1/5/09	12,000,000	11,997,600
≠	Total Capital
	1.20% 1/5/09	30,000,000	29,995,999
≠	Unilever Capital
	0.651% 4/14/09	9,750,000	9,731,868

			705,657,400

	Mortgage Bankers & Brokers–10.10%
	Bank of Nova Scotia
	1.35% 1/8/09	10,000,000	10,000,000
≠	Bank of Scotland
	1.403% 1/8/09	20,000,000	19,994,556
≠	BNP Paribas Canada
	0.02% 1/2/09	10,000,000	9,999,994
≠	BNP Paribas Finance
	0.25% 1/6/09	10,525,000	10,524,635
≠	European Investment Bank
	1.395% 2/9/09	25,000,000	24,962,353
	Goldman Sachs Group
	3.6635% 5/15/09	3,171,000	3,205,381
≠	JPMorgan Chase Bank
	0.15% 2/17/09	12,528,000	12,525,547
≠	KFW
	0.18% 1/21/09	20,000,000	19,998,000
	0.60% 1/13/09	24,500,000	24,495,100
≠	Toronto Dominion Bank
	0.15% 3/3/09	20,000,000	19,994,917

			155,700,483

	Pharmaceuticals–5.55%
≠	Pfizer
	2.166% 2/17/09	15,000,000	14,957,896
	2.563% 3/3/09	20,000,000	19,914,261
≠	Sanofi-Aventis

	1.153% 1/23/09	25,000,000	24,982,431
	2.973% 1/22/09	25,700,000	25,655,774

			85,510,362

	Total Commercial Paper (Cost $1,489,781,494)		1,489,781,494

	•FLOATING RATE NOTES–1.23%
≥	Goldman Sachs Group 3.535% 2/24/09	14,000,000	14,000,000
	IBM International Group Capital
	2.225% 2/13/09	5,000,000	4,999,241

	Total Floating Rate Notes (Cost $18,999,241)		18,999,241

TOTAL VALUE OF SECURITIES–100.18% (Cost $1,543,780,735) Δ	1,543,780,735

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.18%)	(2,839,620)

NET ASSETS APPLICABLE TO 154,092,856 SHARES OUTSTANDING–100.00%	$1,540,941,115

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($891,527,154 / 89,152,291 Shares)	$10.000

NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($649,413,961 / 64,940,565 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$1,540,926,492
Undistributed net investment income	8
Accumulated net realized gain on investments	14,615

Total net assets	$1,540,941,115

LVIP Money Market Fund–5

LVIP Money Market Fund
Statement of Net Assets (continued)

≠	The rate shown is the effective yield at the time of purchase.

≥	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2008, the aggregate amount of these securities was $23,783,653 which represented 1.54% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2008.

Δ Also the cost for federal income tax purposes.

See accompanying notes

LVIP Money Market Fund–6

LVIP Money Market Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Interest	$32,364,189

EXPENSES:
Management fees	4,200,751
Distribution expenses–Service Class	1,151,582
Accounting and administration expenses	556,669
Treasury guaranty program expense	306,339
Reports and statements to shareholders	76,285
Trustees’ fees	38,089
Professional fees	31,675
Custodian fees	14,815
Other	29,470

6,405,675
Less expense paid indirectly	(7,982)

Total operating expenses	6,397,693

NET INVESTMENT INCOME	25,966,496

NET REALIZED GAIN ON INVESTMENTS	14,615

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,981,111

See accompanying notes

LVIP Money Market Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,966,496	$37,548,663
Net realized gain on investments	14,615	5,101

Net increase in net assets resulting from operations	25,981,111	37,553,764

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(17,115,956)	(26,772,793)
Service Class	(8,850,532)	(10,775,905)
Net realized gain on investments:
Standard Class	(3,216)	—
Service Class	(1,871)	—

	(25,971,575)	(37,548,698)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	720,655,339	690,383,410
Service Class	759,484,842	399,988,465
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,118,558	26,772,721
Service Class	8,852,033	10,775,433
Net assets from merger[1]:
Service Class	—	64,689,089

	1,506,110,772	1,192,609,118

Cost of shares repurchased:
Standard Class	(466,854,793)	(541,063,928)
Service Class	(411,046,843)	(360,149,497)

	(877,901,636)	(901,213,425)

Increase in net assets derived from capital share transactions	628,209,136	291,395,693

NET INCREASE IN NET ASSETS	628,218,672	291,400,759
NET ASSETS:
Beginning of year	912,722,443	621,321,684

End of year (including undistributed net investment income of $8 and $—, respectively)	$1,540,941,115	$912,722,443

[1]	See Note 7 in “Notes to financial statements”

See accompanying notes

LVIP Money Market Fund–7

LVIP Money Market Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Money Market Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.232	0.484	0.457	0.278	0.087

Total from investment operations	0.232	0.484	0.457	0.278	0.087

Less dividends and distributions from:[1]
Net investment income	(0.232)	(0.484)	(0.457)	(0.278)	(0.087)

Total dividends and distributions	(0.232)	(0.484)	(0.457)	(0.278)	(0.087)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	2.34%	4.97%	4.68%	2.79%	0.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$891,527	$620,605	$444,150	$331,371	$297,914
Ratio of expenses to average net assets	0.43%	0.44%	0.49%	0.54%	0.53%
Ratio of net investment income to average net assets	2.23%	4.84%	4.62%	2.78%	0.87%

[1]	For the year ended December 31, 2008, a net realized gain distribution of $3,216 was made by the Fund, which calculates to a deminimus amount of $0.000 per share.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Money Market Fund–8

LVIP Money Market Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Money Market Fund Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.207	0.459	0.432	0.253	0.062

Total from investment operations	0.207	0.459	0.432	0.253	0.062

Less dividends and distributions from:[1]
Net investment income	(0.207)	(0.459)	(0.432)	(0.253)	(0.062)

Total dividends and distributions	(0.207)	(0.459)	(0.432)	(0.253)	(0.062)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	2.10%	4.72%	4.43%	2.53%	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$649,414	$292,117	$176,812	$84,535	$54,324
Ratio of expenses to average net assets	0.68%	0.69%	0.74%	0.79%	0.78%
Ratio of net investment income to average net assets	1.98%	4.59%	4.37%	2.53%	0.62%

[1]	For the year ended December 31, 2008, a net realized gain distribution of $1,871 was made by the Fund, which calculates to a deminimus amount of $0.000 per share.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP Money Market Fund–9

LVIP Money Market Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while maintaining stability of net asset value and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Securities are at amortized cost, which approximates market value.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC), a series of Delaware Management Business Trust and subsidiary of LNC provides day to day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $30,383 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust was paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $67,910 and $33,013, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

LVIP Money Market Fund–10

LVIP Money Market Fund
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$438,158
Fees Payable to DSC	3,258
Distribution Fees Payable to LFD	141,171

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$—
Level 2	1,543,780,735
Level 3	—

Total	$1,543,780,735

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$25,971,575	$37,548,698

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,540,926,492
Undistributed ordinary income	14,623

Net assets	$1,540,941,115

LVIP Money Market Fund–11

LVIP Money Market Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	72,065,570	69,038,537
Service Class	75,948,504	39,998,847
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,711,856	2,677,272
Service Class	885,203	1,077,543
Shares issued from merger*:
Service Class	—	6,468,909

	150,611,133	119,261,108

Shares repurchased:
Standard Class	(46,685,497)	(54,106,393)
Service Class	(41,104,710)	(36,014,950)

	(87,790,207)	(90,121,343)

Net increase	62,820,926	29,139,765

*	See Note 7.

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Jefferson Pilot Variable Fund—Money Market Portfolio (Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net asset of the Acquired Fund as of the close of business on April 27, 2007 was $64,689,089.

The net assets of the Fund prior to the Reorganization were $674,688,117. The combined net assets after the Reorganization were $739,377,206.

8.	Credit Risk
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 22.98% of net assets at December 31, 2008. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

The Fund may invest in securities exempt from registration under Section 4(2) of the Securities Act of 1933, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) securities have been identified on the statement of net assets.

9.	Guaranty Program
The Fund is participating in the U.S. Treasury’s Temporary Guaranty Program for Money Market Funds (Program). The Program is designed to guarantee the share price of any publicly offered eligible money market mutual fund — whether retail or institutional — that applies for and pays a fee to participate in the Program. The Program was in place for an initial three month period which ended December 18, 2008, and the Treasury extended the Program for up to an additional nine months. The Fund has extended its participation in the Program through April 30, 2009. The Program provides coverage to shareholders of record for amounts that they held in participating money market funds as of the close of business on September 19, 2008. The coverage for these shareholders under the Program would be reduced by amounts redeemed from their accounts after September 19, 2008 that were not later reinvested. Investments of shareholders in a participating money market fund who were not shareholders of record as of September 19, 2008 will not be covered by the Program.

10.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Money Market Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Money Market Fund–13

LVIP Money Market Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

—	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with DMC

In considering the renewal of the sub-advisory agreement between LIAC and Delaware Management Company (DMC), a series of Delaware Management Business Trust, on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DMC under the sub-advisory agreement. The Board reviewed the services provided by DMC, the background of the investment professionals servicing the Fund and the resources and investment approach of DMC. The Board reviewed the Fund’s

LVIP Money Market Fund–14

LVIP Money Market Fund
Other Fund Information (continued)

investment performance compared to the average of its Lipper peer groups and securities market indices. The Board noted that the Fund’s performance over all periods reviewed was good. The Board concluded that the services provided by DMC were acceptable. The Board considered the sub-advisory fee schedule and noted that the sub-advisory fees charged by DMC to the Fund were at the lower end of the expense group in the Fund’s peer group. The Board concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that LIAC compensates DMC from its fees. The Board reviewed materials provided by DMC as to any additional benefits it receives and noted that DMC has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of DMC.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Money Market Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Money Market Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc.
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of
Separate Account Operations and Mutual
			Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Money Market Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–17

LVIP SSgA S&P 500 Index Fund
(formerly LVIP S&P 500 Index Fund)

LVIP SSgA S&P 500 Index Fund
(formerly LVIP S&P 500 Index Fund)

LVIP SSgA S&P 500 Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP SSgA S&P 500 Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	12
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Other Fund Information	20
Officer/Trustee Information	21

LVIP SSgA S&P 500 Index Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (37.19%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark the S&P 500® Index* returned (37.00%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with U.S. Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

The Fund seeks to replicate the returns and characteristics of the S&P 500 Index and SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund performed in line with the benchmark even though it may not always track the performance of the benchmark perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the Fund and the index are valued.

On a sector basis, the Fund’s performance against the benchmark was less negative from the telecommunication services, utilities and consumer staples sectors. Significantly worse results resulted from the financials, information technology and energy sectors.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Amgen Inc., Anheuser-Busch and Bristol-Myers Squibb Co. where the prominent detractors included General Electric Co., Bank of America Corp. and Citigroup Inc. At December 31, 2008, the Fund no longer held a position in Anheuser - Busch.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 05/01/00 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 5/1/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,072. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have decreased to $7,188. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−37.19%

Five Years	−2.44%

Inception (5/1/00)	−3.92%

Service Class Shares

One Year	−37.34%

Inception (4/30/07)	−24.35%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The shareholders of the Fund are limited to the Lincoln Variable Insurance Products Trust Profile Funds and insurance company separate accounts that own shares of the Fund for the benefit of investors who purchase the insurance company’s variable annuity or variable life contracts. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$713.90	0.28%	$1.21
Service Class Shares	1,000.00	713.00	0.53%	2.28

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.73	0.28%	$1.42
Service Class Shares	1,000.00	1,022.47	0.53%	2.69

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.60%

Aerospace & Defense	2.71%
Air Freight & Logistics	1.12%
Airlines	0.08%
Auto Components	0.15%
Automobiles	0.14%
Beverages	2.49%
Biotechnology	2.14%
Building Products	0.05%
Capital Markets	2.28%
Chemicals	1.69%
Commercial Banks	3.03%
Commercial Services & Supplies	0.67%
Communications Equipment	2.41%
Computers & Peripherals	4.09%
Construction & Engineering	0.18%
Construction Materials	0.09%
Consumer Finance	0.52%
Containers & Packaging	0.20%
Distributors	0.08%
Diversified Consumer Services	0.19%
Diversified Financial Services	3.26%
Diversified Telecommunications Services	3.49%
Electric Utilities	2.39%
Electrical Equipment	0.46%
Electronic Equipment & Instruments	0.30%
Energy Equipment & Services	1.51%
Food & Staples Retailing	3.18%
Food Products	1.74%
Gas Utilities	0.14%
Health Care Equipment & Supplies	2.10%
Health Care Providers & Services	2.04%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.49%
Household Durables	0.38%
Household Products	3.07%
Independant Power Producers & Energy Traders	0.13%
Industrial Conglomerates	2.75%
Insurance	2.57%
Internet & Catolog Retail	0.23%
Internet Software & Services	1.38%
IT Services	0.96%
Leisure Equipment & Products	0.14%
Life Sciences Tools & Services	0.28%
Machinery	1.59%
Media	2.49%
Metals & Mining	0.73%
Multiline Retail	0.67%
Multi-Utilities & Unregulated Power	1.43%
Office Electronics	0.08%
Oil, Gas & Consumable Fuels	11.36%
Paper & Forest Products	0.17%
Personal Products	0.17%
Pharmaceuticals	7.68%
Real Estate Investment Trusts	0.92%
Real Estate Management & Development	0.01%
Road & Rail	0.96%
Semiconductors & Semiconductor Equipment	2.04%
Software	3.50%
Specialty Retail	1.72%
Textiles, Apparel & Luxury Goods	0.42%
Thrift & Mortgage Finance	0.20%
Tobacco	1.80%
Trading Company & Distributors	0.12%
Wireless Telecommunication Services	0.21%

U.S. Treasury Obligation	0.39%

Short-Term Investment	2.88%

Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	4.99%
Procter & Gamble	2.27%
General Electric	2.09%
AT&T	2.07%
Johnson & Johnson	2.04%
Chevron	1.85%
Microsoft	1.83%
Wal-Mart Stores	1.54%
Pfizer	1.47%
JPMorgan Chase	1.44%

Total	21.59%

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.60%
	Aerospace & Defense–2.71%
	Boeing	36,518	$1,558,223
	General Dynamics	19,794	1,139,936
	Goodrich	6,383	236,299
	Honeywell International	36,501	1,198,328
	L-3 Communications Holdings	5,879	433,753
	Lockheed Martin	17,008	1,430,033
	Northrop Grumman	16,589	747,169
	Precision Castparts	6,760	402,085
	Raytheon	20,846	1,063,980
	Rockwell Collins	8,067	315,339
	United Technologies	47,700	2,556,719

			11,081,864

	Air Freight & Logistics–1.12%
	Expeditors International Washington	10,771	358,351
	FedEx	15,540	996,891
	Robinson (C.H.) Worldwide	8,325	458,125
	United Parcel Service Class B	50,091	2,763,019

			4,576,386

	Airlines–0.08%
	Southwest Airlines	36,062	310,854

			310,854

	Auto Components–0.15%
†	Goodyear Tire & Rubber	9,980	59,581
	Johnson Controls	29,755	540,350

			599,931

	Automobiles–0.14%
†	Ford Motor	125,747	287,961
	General Motors	27,937	89,398
	Harley-Davidson	11,793	200,127

			577,486

	Beverages–2.49%
	Brown-Forman Class B	5,041	259,561
	Coca Cola	100,530	4,550,993
	Coca-Cola Enterprises	16,409	197,400
†	Constellation Brands Class A	8,650	136,411
†	Dr Pepper Snapple Group	12,900	209,625
	Molson Coors Brewing Class B	7,560	369,835
	Pepsi Bottling Group	7,384	166,214
	PepsiCo	78,447	4,296,542

			10,186,581

	Biotechnology–2.14%
†	Amgen	53,205	3,072,590
†	Biogen Idec	14,369	684,395
†	Celgene	23,401	1,293,607
†	Cephalon	3,400	261,936
†	Genzyme	13,742	912,057
†	Gilead Sciences	46,289	2,367,219
†	Life Technologies	8,066	188,018

			8,779,822

	Building Products–0.05%
	Masco	18,427	205,093

			205,093

	Capital Markets–2.28%
	American Capital	9,119	29,546
	Ameriprise Financial	11,006	257,100
	Bank of New York Mellon	58,134	1,646,936
†	E Trade Financial	29,758	34,222
	Federated Investors Class B	4,690	79,542
	Franklin Resources	7,564	482,432
	Goldman Sachs Group	22,105	1,865,442
	Invesco	19,200	277,248
	Janus Capital Group	6,511	52,283
	Legg Mason	7,233	158,475
	Merrill Lynch	80,399	935,844
	Morgan Stanley	54,606	875,880
	Northern Trust	10,917	569,212
	Schwab (Charles)	46,293	748,558
¤	State Street	22,299	877,020
	T. Rowe Price Group	12,478	442,220

			9,331,960

	Chemicals–1.69%
	Air Products & Chemicals	10,604	533,063
	CF Industries Holdings	2,930	144,039
	Dow Chemical	45,813	691,318
	duPont (E.I.) deNemours	44,763	1,132,504
	Eastman Chemical	3,124	99,062
	Ecolab	8,639	303,661
	International Flavors & Fragrances	4,372	129,936
	Monsanto	27,866	1,960,372
	PPG Industries	8,133	345,083
	Praxair	15,633	927,975
	Rohm & Haas	6,188	382,357
	Sigma-Aldrich	6,354	268,393

			6,917,763

	Commercial Banks–3.03%
	BB&T	27,378	751,800
	Comerica	7,861	156,041
	Fifth Third Bancorp	28,837	238,194
	First Horizon National	9,537	100,806
	Huntington Bancshares	19,046	145,892
	KeyCorp	25,544	217,635
	M&T Bank	3,821	219,364
	Marshall & Ilsley	13,628	185,886
	National City	106,829	193,360
	PNC Financial Services Group	17,836	873,964

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

	Regions Financial	32,733	$260,555
	SunTrust Banks	17,762	524,689
	U.S. Bancorp	87,772	2,195,178
	Wachovia	106,156	588,104
	Wells Fargo	190,563	5,617,797
	Zions Bancorp	5,621	137,771

			12,407,036

	Commercial Services & Supplies–0.67%
	Avery Dennison	4,873	159,493
	Cintas	6,826	158,568
	Donnelley (R.R.) & Sons	10,611	144,097
	Dun & Bradstreet	2,500	193,000
	Equifax	6,659	176,597
†	Monster Worldwide	5,118	61,877
	Pitney Bowes	10,568	269,273
	Republic Services	16,140	400,114
	Robert Half International	7,074	147,281
†	Stericycle	4,000	208,320
†	Waste Management	25,274	837,580

			2,756,200

	Communications Equipment–2.41%
†	Ciena	3,569	23,912
†	Cisco Systems	294,474	4,799,927
	Corning	77,456	738,156
	Harris	6,300	239,715
†	JDS Uniphase	8,302	30,302
†	Juniper Networks	27,093	474,398
	Motorola	112,438	498,100
	QUALCOMM	83,863	3,004,811
†	Tellabs	17,332	71,408

			9,880,729

	Computers & Peripherals–4.09%
†	Apple	44,598	3,806,439
†	Dell	85,441	874,916
†	EMC	103,277	1,081,310
	Hewlett-Packard	123,729	4,490,125
	International Business Machines	67,840	5,709,415
†	Lexmark International Class A	3,434	92,375
†	NetApp	17,203	240,326
†	QLogic	7,082	95,182
†	SanDisk	9,904	95,078
†	Sun Microsystems	38,520	147,146
†	Teradata	9,232	136,911

			16,769,223

	Construction & Engineering–0.18%
	Fluor	9,520	427,162
†	Jacobs Engineering Group	6,070	291,967

			719,129

	Construction Materials–0.09%
	Vulcan Materials	5,479	381,229

			381,229

	Consumer Finance–0.52%
	American Express	57,640	1,069,221
	Capital One Financial	19,810	631,741
	Discover Financial Services	24,090	229,578
†	SLM	23,592	209,969

			2,140,509

	Containers & Packaging–0.20%
	Ball	4,986	207,368
	Bemis	4,634	109,733
†	Owens-Illinois	8,300	226,839
†	Pactiv	6,949	172,891
	Sealed Air	7,103	106,119

			822,950

	Distributors–0.08%
	Genuine Parts	8,244	312,118

			312,118

	Diversified Consumer Services–0.19%
†	Apollo Group Class A	5,315	407,236
	Block (H&R)	16,556	376,152

			783,388

	Diversified Financial Services–3.26%
	Bank of America	252,472	3,554,806
	CIT Group	22,924	104,075
	Citigroup	275,480	1,848,471
	CME Group	3,301	686,971
†	IntercontinentalExchange	3,844	316,899
	JPMorgan Chase	187,647	5,916,510
	Leucadia National	8,971	177,626
	Moody’s	10,108	203,070
†	Nasdaq OMX Group	7,000	172,970
	NYSE Euronext	13,156	360,211

			13,341,609

	Diversified Telecommunications Services–3.49%
	AT&T	297,117	8,467,834
	CenturyTel	4,826	131,895
	Embarq	7,307	262,760
	Frontier Communications	16,678	145,766
	Qwest Communications International	73,457	267,383
	Verizon Communications	142,349	4,825,631
	Windstream	20,164	185,509

			14,286,778

	Electric Utilities–2.39%
	Allegheny Energy	8,653	292,991
	American Electric Power	19,851	660,641

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electric Utilities (continued)

	Duke Energy	64,689	$970,982
	Edison International	15,821	508,171
	Entergy	9,393	780,840
	Exelon	33,333	1,853,647
	FirstEnergy	15,681	761,783
	FPL Group	20,749	1,044,297
	Pepco Holdings	10,154	180,335
	Pinnacle West Capital	5,153	165,566
	PPL	19,359	594,128
	Progress Energy	12,842	511,754
	Southern	39,189	1,449,993

			9,775,128

	Electrical Equipment–0.46%
	Cooper Industries Class A	8,772	256,406
	Emerson Electric	38,528	1,410,510
	Rockwell Automation	7,346	236,835

			1,903,751

	Electronic Equipment & Instruments–0.30%
†	Agilent Technologies	17,488	273,337
	Amphenol Class A	8,400	201,432
†	FLIR Systems	6,900	211,692
	Jabil Circuit	8,931	60,284
	Molex	7,745	112,225
	Tyco Electronics	22,807	369,702

			1,228,672

	Energy Equipment & Services–1.51%
	Baker Hughes	16,124	517,097
	BJ Services	15,331	178,913
†	Cameron International	10,690	219,145
	ENSCO International	7,037	199,780
	Halliburton	45,708	830,971
†	Nabors Industries	13,894	166,311
†	National Oilwell Varco	20,915	511,163
	Noble	13,083	288,611
	Rowan Companies	6,010	95,559
	Schlumberger	60,366	2,555,293
	Smith International	10,791	247,006
†	Weatherford International	34,398	372,186

			6,182,035

	Food & Staples Retailing–3.18%
	Costco Wholesale	21,681	1,138,253
	CVS Caremark	72,621	2,087,127
	Kroger	32,177	849,795
	Safeway	21,696	515,714
	Supervalu	10,956	159,958
	Sysco	29,591	678,818
	Walgreen	49,379	1,218,180
	Wal-Mart Stores	112,787	6,322,838
	Whole Foods Market	7,621	71,942

			13,042,625

	Food Products–1.74%
	Archer-Daniels-Midland	32,922	949,141
	Campbell Soup	10,360	310,904
	ConAgra Foods	22,781	375,887
†	Dean Foods	7,998	143,724
	General Mills	16,783	1,019,567
	Heinz (H.J.)	15,716	590,922
	Hershey	8,395	291,642
	Kellogg	12,471	546,853
	Kraft Foods Cl ass A	73,480	1,972,943
	McCormick & Co.	6,623	211,009
	Sara Lee	34,433	337,099
	Smucker (J.M.)	5,753	249,450
	Tyson Food Class A	16,082	140,878

			7,140,019

	Gas Utilities–0.14%
	Equitable Resources	6,400	214,720
	NICOR	1,919	66,666
	Questar	8,654	282,899

			564,285

	Health Care Equipment & Supplies–2.10%
	Bard (C.R.)	4,890	412,031
	Baxter International	31,202	1,672,115
	Becton, Dickinson	11,977	819,107
†	Boston Scientific	73,939	572,288
	Covidien	25,747	933,071
	DENTSPLY International	6,900	194,856
†	Hospira	8,264	221,640
†	Intuitive Surgical	1,900	241,281
	Medtronic	56,833	1,785,694
†	St. Jude Medical	17,215	567,406
	Stryker	12,231	488,628
†	Varian Medical Systems	6,425	225,132
†	Zimmer Holdings	11,206	452,947

			8,586,196

	Health Care Providers & Services–2.04%
	Aetna	23,310	664,335
	AmerisourceBergen	8,210	292,769
	Cardinal Health	17,715	610,636
	CIGNA	14,070	237,080
†	Coventry Health Care	6,448	95,946
†	DaVita	5,200	257,764
†	Express Scripts	12,734	700,115
†	Humana	8,282	308,753
†	Laboratory Corp. of America Holdings	5,617	361,791
	McKesson	13,792	534,164

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Health Care Providers & Services (continued)

†	Medco Health Solutions	25,062	$1,050,348
†	Patterson Companies	5,476	102,675
	Quest Diagnostics	7,866	408,324
†	Tenet Healthcare	19,968	22,963
	UnitedHealth Group	60,086	1,598,288
†	WellPoint	25,970	1,094,116

			8,340,067

	Health Care Technology–0.03%
	IMS Health	8,319	126,116

			126,116

	Hotels, Restaurants & Leisure–1.49%
	Carnival	21,773	529,519
	Darden Restaurants	7,238	203,967
	International Game Technology	15,967	189,848
	Marriott International Class A	14,734	286,576
	McDonald’s	55,791	3,469,641
†	Starbucks	35,782	338,498
	Starwood Hotels & Resorts Worldwide	9,244	165,468
	Wyndham Worldwide	9,969	65,297
†	Wynn Resorts	3,200	135,232
	Yum Brands	23,103	727,745

			6,111,791

	Household Durables–0.38%
	Black & Decker	3,177	132,830
	Centex	6,700	71,288
	D.R. Horton	14,659	103,639
	Fortune Brands	7,493	309,311
	Harman International Industries	2,420	40,487
†	KB HOME	3,260	44,401
	Leggett & Platt	8,481	128,826
	Lennar Class A	5,607	48,613
	Newell Rubbermaid	13,794	134,905
	Pulte Homes	11,263	123,105
	Snap-On	3,037	119,597
	Stanley Works	4,109	140,117
	Whirlpool	3,882	160,521

			1,557,640

	Household Products–3.07%
	Clorox	7,331	407,310
	Colgate-Palmolive	25,559	1,751,814
	Kimberly-Clark	20,672	1,090,241
	Procter & Gamble	150,544	9,306,614

			12,555,979

	Independent Power Producers & Energy Traders–0.13%
†	AES	33,156	273,206
	Constellation Energy Group	8,791	220,566
†	Dynegy Class A	21,560	43,120

			536,892

	Industrial Conglomerates–2.75%
	3M	34,657	1,994,164
	General Electric	529,516	8,578,158
	Textron	12,349	171,281
	Tyco International	23,451	506,542

			11,250,145

	Insurance–2.57%
	AFLAC	23,591	1,081,411
	Allstate	26,558	870,040
	American International Group	127,296	199,855
	Aon	13,622	622,253
	Assurant	6,144	184,320
	Chubb	17,663	900,813
	Cincinnati Financial	8,239	239,508
	Genworth Financial	17,994	50,923
	Hartford Financial Services Group	15,343	251,932
¤	Lincoln National	13,083	246,484
	Loews	18,011	508,797
	Marsh & McLennan	25,250	612,818
	MBIA	8,020	32,641
	MetLife	39,726	1,384,847
	Principal Financial Group	12,782	288,490
	Progressive	33,212	491,870
	Prudential Financial	20,980	634,855
	Torchmark	4,471	199,854
	Travelers	29,824	1,348,044
	Unum Group	16,936	315,010
	Xl Capital Class A	17,777	65,775

			10,530,540

	Internet & Catalog Retail–0.23%
†	Amazon.com	16,434	842,735
†	Expedia	11,229	92,527

			935,262

	Internet Software & Services–1.38%
†	Akamai Technologies	9,497	143,310
†	eBay	53,509	746,986
†	Google Class A	12,126	3,730,563
†	VeriSign	9,759	186,202
†	Yahoo	68,986	841,629

			5,648,690

	IT Services–0.96%
†	Affiliated Computer Services Class A	5,088	233,794
	Automatic Data Processing	25,945	1,020,675
†	Cognizant Technology Solutions Class A	14,981	270,557
†	Computer Sciences	7,721	271,316

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	IT Services (continued)

†	Convergys	5,433	$34,826
	Fidelity National Information Services	9,914	161,301
†	Fiserv	8,451	307,363
	Lender Processing Services	346	10,190
	MasterCard Class A	3,800	543,134
	Paychex	16,054	421,899
	Total System Services	10,043	140,602
	Western Union	36,682	526,020

			3,941,677

	Leisure Equipment & Products–0.14%
	Eastman Kodak	15,489	101,918
	Hasbro	6,477	188,934
	Mattel	18,408	294,528

			585,380

	Life Sciences Tools & Services–0.28%
†	Millipore	2,953	152,139
	PerkinElmer	6,441	89,594
†	Thermo Fisher Scientific	21,685	738,808
†	Waters	5,059	185,412

			1,165,953

	Machinery–1.59%
	Caterpillar	30,286	1,352,875
	Cummins	9,952	266,017
	Danaher	12,636	715,324
	Deere & Co.	21,990	842,657
	Dover	9,420	310,106
	Eaton	8,117	403,496
	Flowserve	3,000	154,500
	Illinois Tool Works	19,704	690,625
	Ingersoll-Rand Class A	15,620	271,007
†	ITT	8,877	408,253
	Manitowoc	4,898	42,417
	PACCAR	18,148	519,033
	Pall	6,506	184,966
	Parker Hannifin	8,329	354,316

			6,515,592

	Media–2.49%
	CBS Class B	33,459	274,029
	Comcast Class A	143,768	2,426,803
†	DIRECTV Group	27,054	619,807
	Disney (Walt)	92,959	2,109,240
	Gannett	12,371	98,968
†	Interpublic Group	25,376	100,489
	McGraw-Hill Companies	15,701	364,106
	Meredith	1,171	19,603
	New York Times Class A	5,226	38,307
	News Class A	117,332	1,066,548
	Omnicom Group	15,879	427,463
	Scripps Networks Interactive Class A	5,056	111,232
	Time Warner	180,976	1,820,619
†	Viacom Class B	30,740	585,904
	Washington Post Class B	333	129,953

			10,193,071

	Metals & Mining–0.73%
	AK Steel Holding	4,500	41,940
†	Alcoa	41,084	462,606
	Allegheny Technologies	5,197	132,679
	Freeport-McMoRan Copper & Gold Class B	19,260	470,714
	Newmont Mining	22,430	912,902
	Nucor	15,801	730,006
	Tittanium Metals	3,484	30,694
	United States Steel	5,674	211,073

			2,992,614

	Multiline Retail–0.67%
†	Big Lots	4,106	59,496
	Family Dollar Stores	6,667	173,809
†	Kohl’s	15,031	544,122
	Macy’s	21,550	223,043
	Nordstrom	7,584	100,943
	Penney (J.C.)	11,099	218,650
†	Sears Holdings	3,003	116,727
	Target	37,494	1,294,667

			2,731,457

	Multi-Utilities & Unregulated Power–1.43%
	Ameren	10,310	342,911
	CenterPoint Energy	17,841	225,153
	CMS Energy	11,804	119,220
	Consolidated Edison	13,535	526,918
	Dominion Resources	29,575	1,059,968
	DTE Energy	8,131	290,033
	Integrys Energy Group	3,953	169,900
	NiSource	14,658	160,798
	PG&E	17,934	694,225
	Public Service Enterprise Group	24,929	727,179
	SCANA	5,900	210,040
	Sempra Energy	12,165	518,594
	TECO Energy	11,047	136,430
	Wisconsin Energy	5,900	247,682
	Xcel Energy	22,450	416,448

			5,845,499

	Office Electronics–0.08%
	Xerox	41,884	333,815

			333,815

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Oil, Gas & Consumable Fuels–11.36%
	Anadarko Petroleum	22,861	$881,292
	Apache	17,073	1,272,451
	Cabot Oil & Gas	4,800	124,800
	Chesapeake Energy	28,301	457,627
	Chevron	102,500	7,581,925
	ConocoPhillips	75,421	3,906,808
	Consol Energy	8,928	255,162
	Devon Energy	22,404	1,472,167
	El Paso	34,480	269,978
	EOG Resources	12,320	820,266
	Exxon Mobil	256,116	20,445,741
	Hess	14,665	786,631
	Marathon Oil	36,108	987,915
	Massey Energy	4,700	64,813
	Murphy Oil	9,202	408,109
	Noble Energy	8,454	416,106
	Occidental Petroleum	40,505	2,429,895
	Peabody Energy	13,112	298,298
	Pioneer Natural Resources	5,700	92,226
	Range Resources	8,352	287,225
†	Southwestern Energy	16,700	483,799
	Spectra Energy	30,400	478,496
	Sunoco	5,866	254,936
	Tesoro	7,542	99,328
	Valero Energy	26,294	569,002
	Williams Companies	28,805	417,096
	XTO Energy	28,911	1,019,691

			46,581,783

	Paper & Forest Products–0.17%
	International Paper	21,818	257,452
	MeadWestvaco	9,043	101,191
	Weyerhaeuser	10,500	321,406

			680,049

	Personal Products–0.17%
	Avon Products	21,238	510,349
	Estee Lauder Compamies Class A	5,885	182,200

			692,549

	Pharmaceuticals–7.68%
	Abbott Laboratories	78,384	4,183,354
	Allergan	15,171	611,695
	Bristol-Myers Squibb	99,918	2,323,094
†	Forest Laboratories	14,991	381,821
	Johnson & Johnson	139,356	8,337,669
†	King Pharmaceuticals	13,773	146,269
	Lilly (Eli)	50,481	2,032,870
	Merck	106,070	3,224,528
†	Mylan Laboratories	15,898	157,231
	Pfizer	338,883	6,001,618
	Schering-Plough	82,929	1,412,281
†	Watson Pharmaceutical	4,614	122,594
	Wyeth	66,957	2,511,557

			31,446,581

	Real Estate Investment Trusts–0.92%
	Apartment Investment & Management Class A	4,915	56,768
	AvalonBay Communities	3,792	229,719
	Boston Properties	6,109	335,995
	Developers Diversified Realty	4,652	22,702
	Equity Residential	13,062	389,509
	HCP	12,440	345,459
	Host Hotels & Resorts	26,581	201,218
	Kimco Realty	11,951	218,464
	Plum Creek Timber	8,375	290,948
	ProLogis	12,989	180,417
	Public Storage	6,316	502,122
	Simon Property Group	11,059	587,564
	Vornado Realty Trust	6,730	406,156

			3,767,041

	Real Estate Management & Development–0.01%
†	CB Richard Ellis Group Class A	12,453	53,797

			53,797

	Road & Rail–0.96%
	Burlington Northern Santa Fe	14,080	1,065,997
	CSX	20,371	661,446
	Norfolk Southern	18,576	874,001
	Ryder System	3,005	116,534
	Union Pacific	25,352	1,211,825

			3,929,803

	Semiconductors & Semiconductor Equipment–2.04%
†	Advanced Micro Devices	24,783	53,531
	Altera	15,436	257,936
	Analog Devices	13,657	259,756
	Applied Materials	65,962	668,195
†	Broadcom Class A	22,086	374,799
	Intel	278,990	4,089,994
	KLA-Tencor	8,921	194,389
	Linear Technology	11,278	249,469
†	LSI	28,687	94,380
†	MEMC Electronic Materials	11,221	160,236
	Microchip Technology	9,741	190,242
†	Micron Technology	31,484	83,118
	National Semiconductor	8,972	90,348
†	Novellus Systems	4,932	60,861
†	NVIDIA	28,058	226,428
†	Teradyne	7,863	33,182

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Semiconductors & Semiconductor Equipment (continued)

	Texas Instruments	65,460	$1,015,939
	Xilinx	14,154	252,224

			8,355,027

	Software–3.50%
†	Adobe Systems	26,219	558,203
†	Autodesk	11,237	220,807
†	BMC Software	8,875	238,826
	CA	19,704	365,115
†	Citrix Systems	9,527	224,551
†	Compuware	10,340	69,795
†	Electronics Arts	15,452	247,850
†	Intuit	15,910	378,499
†	McAfee	7,600	262,732
	Microsoft	385,874	7,501,392
†	Novell	13,489	52,472
†	Oracle	197,139	3,495,274
†	salesforce.com	4,800	153,648
†	Symantec	41,527	561,445

			14,330,609

	Specialty Retail–1.72%
	Abercrombie & Fitch Class A	4,632	106,860
†	AutoNation	6,035	59,626
†	AutoZone	1,989	277,406
†	Bed Bath & Beyond	13,012	330,765
	Best Buy	16,320	458,755
†	GameStop Class A	8,244	178,565
	Gap	22,618	302,855
	Home Depot	85,393	1,965,747
	Limited Brands	14,965	150,249
	Lowe’s Companies	74,247	1,597,795
†	Office Depot	9,924	29,574
	RadioShack	6,147	73,395
	Sherwin-Williams	4,940	295,165
	Staples	35,545	636,966
	Tiffany & Co.	6,428	151,894
	TJX Companies	20,941	430,756

			7,046,373

	Textiles, Apparel & Luxury Goods–0.42%
†	Coach	16,962	352,301
	Jones Apparel Group	4,180	24,495
	NIKE Class B	19,432	991,031
	Polo Ralph Lauren	2,958	134,323
	VF	4,331	237,209

			1,739,359

	Thrift & Mortgage Finance–0.20%
	Hudson City Bancorp	25,302	403,820
	People’s United Financial	17,600	313,808
	Sovereign Bancorp	29,545	88,044
	Washington Mutual	60,460	1,300

			806,972

	Tobacco–1.80%
	Altria Group	104,935	1,580,321
	Lorillard	8,625	486,019
	Philip Morris International	102,211	4,447,200
	Reynolds American	8,469	341,385
	UST	7,320	507,862

			7,362,787

	Trading Company & Distributors–0.12%
	Fastenal	6,000	209,100
	Grainger (W.W.)	3,383	266,716

			475,816

	Wireless Telecommunication Services–0.21%
†	American Tower Class A	20,562	602,878
	Sprint Nextel	136,604	249,985

			852,863

	Total Common Stock (Cost $583,394,643)		395,610,938

		Principal
		Amount
		(U.S. $)

¥	U.S. TREASURY OBLIGATION–0.39%
	U.S. Treasury Bill 3.547% 6/11/09	$1,595,000	1,594,136

	Total U.S. Treasury Obligation (Cost $1,593,651)		1,594,136

		Number
		of Shares

	SHORT-TERM INVESTMENT–2.88%
	Money Market Mutual Fund–2.88%
	Dreyfus Treasury & Agency Cash Management Fund	11,794,278	11,794,278

	Total Short-Term Investment (Cost $11,794,278)		11,794,278

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.87% (Cost $596,782,572)	$408,999,352

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	542,129

NET ASSETS APPLICABLE TO 65,652,646 SHARES OUTSTANDING–100.00%	$409,541,481

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($338,927,355 / 54,341,535 Shares)	$6.237

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($70,614,126 / 11,311,111 Shares)	$6.243

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$620,886,497
Accumulated net realized loss on investments	(23,898,760)
Net unrealized depreciation of investments	(187,446,256)

Total net assets	$409,541,481

†	Non income producing security.

¥	Fully or partially pledged as collateral for financial futures contracts.

Zero coupon security. The rate shown is the yield at the time of purchase.

¤	Considered an affiliated company. See Note 2 in “Notes to financial statements.” Investments in companies considered to be affiliates of the Fund were as follows:

	Balance at	Gross	Gross	Realized Loss	Value	Dividend
Company	Beginning of Period	Additions	Reductions	During the Period	12/31/08	Income

Lincoln National	$627,786	$132,736	$75,953	$(13,172)	$246,484	$17,941
State Street	1,268,182	435,894	82,450	(7,657)	877,020	17,750

	$1,895,968				$1,123,504

The following financial futures contract was outstanding at December 31, 2008:

Financial Futures Contract1

Contract	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation
306 S&P 500 E-mini	$13,434,566	$13,771,530	3/20/09	$336,964

The use of financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

See accompanying notes

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$10,740,062
Income from affiliated investment companies	150,632
Other income	41,265
Interest	7,255

10,939,214

EXPENSES:
Management fees	1,114,890
Accounting and administrative fees	213,757
Reports and statements to shareholders	94,105
Distribution expenses-Service Class	90,232
S&P license fees	49,883
Professional fees	24,240
Custodian fees	12,459
Trustees’ fees	11,267
Other	26,715

1,637,548
Less expenses waived/reimbursed	(243,801)
Less expense paid indirectly	(152)

Total operating expenses	1,393,595

NET INVESTMENT INCOME	9,545,619

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(6,487,249)
Futures contracts	(4,884,731)

Net realized loss	(11,371,980)
Net change in unrealized appreciation/depreciation of investments	(209,631,971)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(221,003,951)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(211,458,332)

See accompanying notes

LVIP SSgA S&P 500 Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,545,619	$6,779,597
Net realized gain (loss) on investments	(11,371,980)	9,447,373
Net change in unrealized appreciation/depreciation of investments	(209,631,971)	(9,271,090)

Net increase (decrease) in net assets resulting from operations	(211,458,332)	6,955,880

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,795,031)	(5,554,039)
Service Class	(1,309,478)	(117,963)
Return of capital:
Standard Class	(3,999,426)	—
Service Class	(713,003)	—

	(14,816,938)	(5,672,002)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	146,606,741	388,237,030
Service Class	80,814,911	25,330,204
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,794,457	5,554,039
Service Class	2,022,481	117,963
Net assets from Fund merger[1]:
Standard Class	—	648,651
Service Class	—	4,454,609

	242,238,590	424,342,496

Cost of shares repurchased:
Standard Class	(117,918,387)	(128,052,507)
Service Class	(14,526,933)	(8,060,236)

	(132,445,320)	(136,112,743)

Increase in net assets derived from capital share transactions	109,793,270	288,229,753

NET INCREASE (DECREASE) IN NET ASSETS	(116,482,000)	289,513,631
NET ASSETS:
Beginning of year	526,023,481	236,509,850

End of year (including undistributed net investment income of $- and $1,088,680, respectively)	$409,541,481	$526,023,481

[1]	See Note 7 in “Notes to financial statements”

See accompanying notes

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/08[2]	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$10.318	$9.916	$8.718	$8.470	$7.756

Income (loss) from investment operations:
Net investment income[3]	0.177	0.183	0.154	0.140	0.140
Net realized and unrealized gain (loss) on investments	(4.011)	0.333	1.185	0.246	0.670

Total from investment operations	(3.834)	0.516	1.339	0.386	0.810

Less dividends and distributions from:
Net investment income	(0.170)	(0.114)	(0.141)	(0.138)	(0.096)
Return of capital	(0.077)	—	—	—	—

Total dividends and distributions	(0.247)	(0.114)	(0.141)	(0.138)	(0.096)

Net asset value, end of period	$6.237	$10.318	$9.916	$8.718	$8.470

Total return[4]	(37.19% )	5.23%	15.52%	4.69%	10.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$338,927	$504,728	$236,510	$233,215	$237,290
Ratio of expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.33%	0.32%	0.34%	0.34%	0.34%
Ratio of net investment income to average net assets	2.07%	1.75%	1.69%	1.60%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.02%	1.71%	1.63%	1.54%	1.68%
Portfolio turnover	12%	25%	4%	5%	2%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. S&P 500 Index Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007, and 2006.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment reflects a waiver of fees by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index
	Fund Service Class
	Year	4/30/07[2]
	Ended	to
	12/31/08[1]	12/31/07

Net asset value, beginning of period	$10.314	$10.412

Income (loss) from investment operations:
Net investment income[3]	0.157	0.130
Net realized and unrealized loss on investments	(4.006)	(0.128)

Total from investment operations	(3.849)	0.002

Less dividends and distributions from:
Net investment income	(0.145)	(0.100)
Return of capital	(0.077)	—

Total dividends and distributions	(0.222)	(0.100)

Net asset value, end of period	$6.243	$10.314

Total return[4]	(37.34% )	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,614	$21,295
Ratio of expenses to average net assets	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.58%	0.57%
Ratio of net investment income to average net assets	1.82%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.77%	1.79%
Portfolio turnover	12%	25%[5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (formerly, LVIP S&P 500 Index Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.24% on the first $500 million of the average daily net assets of the Fund; 0.20% on the next $500 million; and 0.16% on average daily net assets in excess of $1 billion.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.28% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Effective May 1, 2008, SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.015% of the first $1 billion of the Fund’s average daily net assets; and 0.010% of the Fund’s average daily net assets in

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

excess of $1 billion, subject to annual minimum of $100,000. Prior to May 1, 2008, Mellon Capital Management Corporation served as the Fund’s sub-advisor under a similar fee structure.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimum.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Funds pays DSC a monthly fee based on average daily net asset. For the year ended December 31, 2008, the Fund was charged $11,620 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $776,041 for the year ended December 31, 2008, which was allocated to the funds based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $27,386 and $12,076, respectively.

The LVIP SSgA S&P 500 Index Fund has investments in Lincoln National, the parent company of LIAC.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$57,456
Fees Payable to DSC	825
Distribution Fees Payable to LFD	13,169

During the period January 1, 2008 through April 30, 2008, the Fund invested in the Dreyfus Cash Management Fund, an open-end management investment company that was managed by the Fund’s prior Sub-Advisor. For the period January 1, 2008 through April 30, 2008, the Fund received distributions from the Dreyfus Cash Management Fund of $150,632.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, the Fund made purchases of $153,495,718 and sales of $57,367,978 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $614,601,012. At December 31, 2008, net unrealized depreciation was $205,601,660, of which $3,907,879 related to unrealized appreciation of investments and $209,509,539 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$408,999,352	$—
Level 2	—	336,964
Level 3	—	—

Total	$408,999,352	$336,964

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

There were no Level 3 securities at the beginning or end of the period.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$10,104,509	$5,672,002
Return of capital	4,712,429	—

In addition, the Fund declared an ordinary income consent dividend of $520,511 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$620,886,497
Post-October losses	(1,705,469)
Capital loss carryforwards	(4,037,887)
Unrealized depreciation of investments	(205,601,660)

Net assets	$409,541,481

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on futures contracts.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and return of capital on securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(529,790)	$9,279	$520,511

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards of $4,037,887 remaining at December 31, 2008 will expire as follows: $540,088 expires in 2014 and $3,497,799 expires in 2016.

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	17,515,397	36,644,745
Service Class	10,723,412	2,411,924
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,018,123	550,723
Service Class	321,093	11,697
Shares issued from Fund merger*
Standard Class	—	61,812
Service Class	—	424,491

	30,578,025	40,105,392

Shares repurchased:
Standard Class	(14,109,682)	(12,190,409)
Service Class	(1,798,040)	(783,466)

	(15,907,722)	(12,973,875)

Net increase	14,670,303	27,131,517

*	See Note 7.

7.	Fund Merger
Effective April 30, 2007, the Fund acquired all of the assets and assumed all of the liabilities of LVIP Core Fund (the Acquired Fund), an open-end investment company, in exchange for shares of the Fund pursuant to a Plan and Agreement of Reorganization (the Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund’s basis in securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated gain (loss) of the Acquired Fund as of the close of business on April 27, 2007, were as follows:

Net assets	$5,103,260
Accumulated net realized loss	(58,401)
Net unrealized appreciation	1,002,592

The net assets of the Fund prior to the Reorganization were $247,965,881. The combined net assets after Reorganization were $253,069,141.

8.	Financial Futures Contracts
The Fund may invest in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA S&P 500 Index Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund
Other Fund Information

Tax Information (Unaudited)

For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Return of Capital	Total	(C)
Distributions	Distributions*	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0%	68.20%	31.80%	100.00%	99.76%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement with LIAC

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s investment management and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain Funds had expense limitations in place. The Board concluded that the management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Overall Conclusions
Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the SSgA S&P 500 Fund continue to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement with LIAC and the fees and other amounts to be paid under the agreement.

LVIP SSgA S&P 500 Index Fund–20

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP SSgA S&P 500 Index Fund–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–22

LVIP Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP SSgA Small-Cap Index Fund

(formerly LVIP Small-Cap Index Fund)

LVIP SSgA Small-Cap Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	26
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	33
Other Fund Information	34
Officer/Trustee Information	35

LVIP SSgA Small-Cap Index Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (33.97%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its benchmark the Russell 2000® Index* returned (33.79%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with U.S. Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

The Fund seeks to replicate the returns and characteristics of the Russell 2000 Index and SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the index in approximately their index weight. The Fund has tracked inline with the benchmark even though it may not always track the performance of the benchmark perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

On a sector basis, the Fund’s performance suffered less from the utilities, telecommunications services and consumer staples sectors, while significantly worse results resulted from the information technology, consumer discretionary and industrials sectors.

On an individual securities’ basis, to name a top few, the largest positive contributors to the relative performance of the Fund during this period included Petrohawk Energy, Alpha Natural Resources and Royal Gold while conversely, the prominent detractors included Berry Petroleum, EXCO Resources, and Stone Energy. As of the end of the period, we had eliminated our positions in Petrohawk Energy and Alpha Natural Resources.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 12/31/1998 through 12/31/2008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,027. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have grown to $13,469. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−33.97%

Five Years	−1.55%

Ten Years	−2.17%

Service Class Shares

One Year	−34.14%

Inception (4/30/07)	−24.78%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$729.90	0.44%	$1.91
Service Class Shares	1,000.00	729.00	0.69%	3.00

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.92	0.44%	$2.24
Service Class Shares	1,000.00	1,021.67	0.69%	3.51

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.51%

Aerospace & Defense	2.06%
Air Freight & Logistics	0.30%
Airlines	0.96%
Auto Components	0.46%
Automobiles	0.03%
Beverages	0.06%
Biotechnology	4.42%
Building Products	0.61%
Capital Markets	1.72%
Chemicals	1.68%
Commercial Banks	8.02%
Commercial Services & Supplies	4.42%
Communications Equipment	2.49%
Computers & Peripherals	0.79%
Construction & Engineering	0.98%
Construction Materials	0.15%
Consumer Finance	0.40%
Containers & Packaging	0.41%
Distributors	0.03%
Diversified Consumer Services	1.10%
Diversified Financial Services	0.46%
Diversified Telecommunications Services	0.90%
Electric Utilities	1.71%
Electrical Equipment	2.01%
Electronic Equipment & Instruments	1.75%
Energy Equipment & Services	1.11%
Food & Staples Retailing	0.96%
Food Products	1.97%
Gas Utilities	1.55%
Health Care Equipment & Supplies	3.76%
Health Care Providers & Services	3.50%
Health Care Technology	0.51%
Hotels, Restaurants & Leisure	2.28%
Household Durables	0.96%
Independent Power Producers & Energy Traders	0.09%
Industrial Conglomerates	0.29%
Insurance	4.31%
Internet & Catalog Retail	0.41%
Internet Software & Services	1.87%
IT Services	1.76%
Leisure Equipment & Products	0.51%
Life Sciences Tools & Services	1.30%
Machinery	3.07%
Marine	0.17%
Media	0.93%
Metals & Mining	1.01%
Multiline Retail	0.16%
Multi-Utilities & Unregulated Power	0.60%
Oil, Gas & Consumable Fuels	3.19%
Paper & Forest Products	0.32%
Personal Products	0.43%
Pharmaceuticals	1.38%
Real Estate Investment Trusts	5.68%
Real Estate Management & Development	0.17%
Road & Rail	0.81%
Semiconductors & Semiconductor Equipment	2.60%
Software	3.91%
Specialty Retail	2.41%
Textiles, Apparel & Luxury Goods	1.42%
Thrift & Mortgage Finance	1.74%
Tobacco	0.23%
Trading Company & Distributors	0.66%
Transportation Infrastructure	0.00%
Water Utilities	0.34%
Wireless Telecommunication Services	0.22%

Warrants	0.00%

U.S. Treasury Obligations	0.40%

Short-Term Investment	3.01%

Total Value of Securities	99.92%

Receivables and Other Assets Net of Liabilities	0.08%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Ralcorp Holdings	0.43%
Myriad Genetics	0.39%
Alexion Pharmaceuticals	0.36%
Waste Connections	0.33%
Realty Income	0.31%
Piedmont Natural Gas	0.31%
OSI Pharmaceuticals	0.29%
Comstock Resources	0.28%
ITC Holdings	0.28%
Westar Energy	0.28%

Total	3.26%

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.51%
	Aerospace & Defense–2.06%
†	AAR	7,378	$135,829
†	AeroVironment	1,746	64,270
	American Science & Engineering	1,605	118,706
	Applied Signal Technology	2,200	39,468
†	Argon ST	2,239	42,228
†	Ascent Solar Technologies	1,500	5,640
†	Axsys Technologies	1,600	87,776
†	Ceradyne	4,657	94,584
	Cubic	3,160	85,952
	Curtiss-Wright	7,897	263,681
†	Ducommun	1,800	30,060
†	DynCorp International Class A	5,095	77,291
†	Esterline Technologies	5,457	206,766
†	GenCorp	11,650	42,872
	HEICO	4,070	158,038
†	Herley Industries	2,400	29,472
†	Hexcel	16,506	121,979
†	Ladish	2,632	36,453
†	Lmi Aerospace	1,600	18,192
†	Moog Class A	7,712	282,028
†	Orbital Sciences	10,639	207,780
†	Stanley	1,468	53,171
†	TASER International	12,237	64,611
†	Teledyne Technologies	6,206	276,477
†	Transdigm Group	5,755	193,195
	Triumph Group	2,856	121,266

			2,857,785

	Air Freight & Logistics–0.30%
†	Atlas Air Worldwide Holdings	2,257	42,657
†	Dynamex	1,374	20,267
	Forward Air	5,048	122,515
†	HUB Group Class A	6,370	168,995
	Pacer International	5,820	60,703
†	Park-Ohio Holdings	935	5,769

			420,906

	Airlines–0.96%
†	Airtran Holdings	20,909	92,836
†	Alaska Air Group	6,278	183,632
†	Allegiant Travel	2,569	124,776
†	Hawaiian Holdings	6,700	42,746
†	JetBlue Airways	30,584	217,146
†	Republic Airways Holdings	7,147	76,258
	SkyWest	10,173	189,218
†	UAL	22,900	252,358
†	US Airways Group	20,500	158,465

			1,337,435

	Auto Components–0.46%
	American Axle & Manufacturing Holdings	6,395	18,482
†	Amerigon	4,106	13,386
	ArvinMeritor	11,329	32,288
†	ATC Technology	4,245	62,104
	Cooper Tire & Rubber	11,636	71,678
†	Dana Holdings	15,600	11,544
†	Dorman Products	2,200	29,040
†	Drew Industries	3,195	38,340
†	Exide Technologies	14,339	75,852
†	Fuel Systems Solutions	2,000	65,520
†	Hayes Lemmerz International	15,257	6,866
†	Lear	9,636	13,587
	Modine Manufacturing	5,216	25,402
†	Quantum Fuel System Technology World	12,300	10,455
†	Raser Technologies	7,392	27,572
	Spartan Motors	7,160	33,867
†	Stoneridge	2,455	11,195
	Superior Industries International	4,714	49,591
†	Tenneco	9,073	26,765
†	Visteon	22,861	8,001
†	Wonder Auto Technology	2,800	10,976

			642,511

	Automobiles–0.03%
†	Fleetwood Enterprises	13,336	1,334
	Winnebago Industries	6,064	36,566

			37,900

	Beverages–0.06%
†	Boston Beer Class A	1,344	38,170
	Coca-Cola Bottling Consolidated	791	36,354
†	National Beverage	1,606	14,454

			88,978

	Biotechnology–4.42%
†	ACADIA Pharmaceuticals	4,318	3,886
†	Acorda Therapeutics	6,851	140,514
†	Affymax	1,870	18,681
†	Alexion Pharmaceuticals	13,800	499,422
†	Alkermes	16,847	179,421
†	Allos Therapeutics	8,467	51,818
†	Alnylam Pharmaceutic	6,353	157,110
†	Amicus Therapeutics	937	7,477
†	Arena Pharmaceuticals	14,877	62,037
†	Ariad Pharmaceuticals	10,280	8,738
†	ArQule	8,637	36,448
†	Array Biopharma	7,895	31,975
†	Celera	14,349	159,704
†	Cell Genesys	12,377	2,723
†	Cepheid	10,669	110,744
†	Cougar Biotechnology	2,900	75,400
†	CPEX Pharmaceuticals	229	2,233
†	Cubist Pharmaceuticals	10,376	250,684

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Biotechnology (continued)

†	CV Therapeutics	11,549	$106,366
†	Cytokinetics	7,054	20,104
†	Cytori Therapeutics	3,800	13,718
†	Dendreon	16,887	77,342
†	Dyax	9,700	35,308
†	Emergent Biosolutions	2,498	65,223
†	Enzon Pharmaceuticals	7,098	41,381
†	Genomic Health	2,598	50,609
†	Geron	14,135	66,010
†	GTx	3,708	62,443
†	Halozyme Therapeutic	10,513	58,873
†	Human Genome Sciences	27,707	58,739
†	Idenix Pharmaceuticals	4,772	27,630
†	Idera Pharmaceuticals	3,400	26,112
†	Immunogen	8,100	34,749
†	Immunomedics	14,195	24,132
†	Incyte	14,785	56,035
†	Indevus Pharmaceuticals	14,050	44,117
†	InterMune	5,374	56,857
†	Isis Pharmaceuticals	16,046	227,532
†	Lexicon Genetics	14,600	20,440
†	Ligand Pharmaceuticals Class B	20,672	56,641
†	MannKind	7,611	26,106
†	Martek Biosciences	6,009	182,133
†	Maxygen	4,775	42,593
†	Medarex	22,864	127,581
†	Metabolix	3,608	45,894
†	Molecular Insight Pharmaceuticals	3,260	14,018
†	Momenta Pharmaceuticals	4,911	56,968
†	Myriad Genetics	8,138	539,223
†	Nabi Biopharmaceuticals	8,643	28,954
†	Nanosphere	3,220	15,327
†	Neurocrine Biosciences	5,428	17,370
†	Novavax	11,900	22,491
†	NPS Pharmaceuticals	8,200	50,922
†	Onyx Pharmaceuticals	10,093	344,777
†	Opko Health	9,300	15,066
†	Orexigen Therapeutics	3,584	19,999
†	OSI Pharmaceuticals	10,310	402,606
†	Osiris Therapeutics	2,360	45,218
†	PDL BioPharma	20,400	126,072
†	Pharmasset	2,600	34,086
†	Progenics Pharmaceuticals	5,468	56,375
†	Protalix BioTherapeutics	125	230
†	Regeneron Pharmaceuticals	11,474	210,663
†	Repligen	5,700	21,546
†	Rexahn Pharmaceuticals	5,400	4,806
†	Rigel Pharmaceuticals	6,027	48,216
†	Sangamo Biosciences	6,000	20,880
†	Savient Pharmaceuticals	9,998	57,888
†	Seattle Genetics	11,379	101,728
†	Syntha Pharmaceuticals	3,006	18,397
†	Targacept	3,400	12,104
†	Theravance	9,200	113,988
†	United Therapeutics	3,960	247,698
†	XOMA	18,614	11,541
†	Zymogenetics	5,143	15,429

			6,128,269

	Building Products–0.61%
	AAON	2,136	44,600
	American Woodmark	1,628	29,678
	Ameron International	1,719	108,159
	Apogee Enterprises	4,911	50,878
†	Builders FirstSource	2,248	3,439
†	China Architectural Engine	3,400	8,364
	Gibraltar Industries	4,599	54,912
†	Griffon	8,261	77,075
	Insteel Industries	3,724	42,044
†	NCI Building Systems	3,555	57,947
	Quanex Building Products	6,306	59,087
	Simpson Manufacturing	6,875	190,851
†	Trex	2,835	46,664
	Universal Forest Products	2,828	76,101

			849,799

	Capital Markets–1.72%
	Apollo Investment	25,237	234,956
	Ares Capital	17,270	109,319
†	BGC Partners Class A	5,123	14,139
	BlackRock Kelso Capital	1,772	17,472
†	Broadpoint Securities Group	6,700	19,899
	Calamos Asset Management Class A	3,410	25,234
	Capital Southwest	541	58,515
	Cohen & Steers	3,300	36,267
†	Diamond Hill Investments Group	400	26,000
	Epoch Holding	2,279	17,298
	Evercore Partners Class A	2,023	25,267
†	FBR Capital Markets	4,458	21,666
†	FCStone Group	3,573	15,828
	GAMCO Investors	1,195	32,647
	GFI Group	12,792	45,284
	Gladstone Capital	3,830	30,985
†	Gladstone Investment	4,000	19,640
	Greenhill & Co.	3,190	222,566
†	Harris & Harris Group	4,300	16,985
	Hercules Technology Growth Capital	5,580	44,194
†	International Assets Holding	800	6,864
	Kayne Anderson Energy Development	2,043	15,343
†	KBW	4,447	102,281
†	Knight Capital Group Class A	16,633	268,624
	Kohlberg Capital	3,023	11,004
†	LaBranche	8,702	41,683

LVIP SSgA Small-Cap Index Fund–5

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Capital Markets (continued)

†	Ladenburg Thalmann Financial Services	17,914	$12,898
	MCG Capital	10,401	7,385
	MVC Capital	4,503	49,398
	NGP Capital Resources	3,372	28,224
	optionsXpress Holdings	7,565	101,068
	Patriot Capital Funding	3,807	13,857
	PennantPark Investment	2,471	8,920
†	Penson Worldwide	2,834	21,595
†	Piper Jaffray	3,352	133,276
	Prospect Energy	5,618	67,247
	Pzena Investment Management Class A	1,084	4,574
†	RiskMetrics Group	3,693	54,989
	Sanders Morris Harris Group	3,159	18,922
†	Stifel Financial	4,482	205,500
	SWS Group	4,436	84,062
†	Thomas Weisel Partners Group	2,511	11,852
	TICC Capital	635	2,413
†	TradeStation Group	6,824	44,015
	US Global Investors	1,378	6,738
†	Westwood Holdings Group	900	25,569

			2,382,462

	Chemicals–1.68%
	A. Schulman	4,588	77,996
	American Vanguard	3,464	40,529
	Arch Chemicals	4,395	114,578
	Balchem	3,673	91,494
†	Calgon Carbon	9,665	148,454
	Ferro	7,958	56,104
†	Flotek Industries	3,450	8,694
	Fuller (H.B.)	8,420	135,646
†	GenTek	1,231	18,527
†	Grace (W.R.)	12,885	76,923
†	ICO	4,900	15,484
	Innophos Holdings	1,722	34,113
	Innospec	4,808	28,319
	Koppers Holdings	3,677	79,497
†	Landec	4,533	29,827
†	LSB Industries	3,065	25,501
	Minerals Technologies	3,380	138,242
	NewMarket	2,408	84,063
	NL Industries	891	11,939
	Olin	13,780	249,143
†	OM Group	5,808	122,607
	Penford	2,000	20,240
†	PolyOne	15,420	48,573
	Quaker Chemical	1,700	27,965
†	Rockwood Holdings	7,473	80,708
	Sensient Technologies	8,906	212,675
†	ShengdaTech	4,134	14,552
†	Solutia	16,500	74,250
	Spartech	5,723	35,826
	Stepan	1,159	54,461
	Westlake Chemical	3,200	52,128
	Zep	4,292	82,879
†	Zoltek	4,346	39,071

			2,331,008

	Commercial Banks–8.02%
	1st Source	2,654	62,714
	Amcore Financial	3,191	11,551
	Ameris Bancorp	2,631	31,177
†	Ames National	1,200	31,848
	Arrow Financial	1,600	40,224
	Bancfirst	1,194	63,186
	Banco Latinoamericano de Exportacions	5,322	76,424
†	BancRrust Financial Group	3,200	47,232
	Bank of the Ozarks	2,481	73,537
	Banner	2,206	20,758
	Boston Private Financial Holdings	10,415	71,239
	Bryn Mawr Bank	1,300	26,130
	Camden National	1,300	35,074
	Capital City Bank Group	1,895	51,620
	Capitol Bancorp	2,197	17,137
	Cardinal Financial	4,300	24,467
	Cascade Bancorp	3,150	21,263
	Cathay Bancorp	9,037	214,629
	Centerstate Banks of Florida	1,800	30,582
	Central Pacific Financial	5,128	51,485
	Chemical Financial	4,086	113,918
	Citizens & Northern	1,600	31,600
	Citizens Republic Bancorp	20,808	62,008
	City Bank	1,895	9,854
	City Holding	2,893	100,619
	CoBiz Financial	3,509	34,178
	Colonial BancGroup	34,000	70,380
	Columbia Banking System	3,809	45,441
	Community Bank System	5,660	138,047
	Community Trust Bancorp	3,013	110,728
	CVB Financial	11,521	137,100
	East West Bancorp	11,800	188,446
	Enterprise Financial Services	1,606	24,475
	Farmers Capital Bank	1,200	29,304
	Financial Institutions	1,900	27,265
†	First Bancorp (Maine)	1,600	31,824
	First Bancorp (North Carolina)	2,679	49,160
	First Bancorp (Puerto Rico)	12,900	143,706
	First Busey	4,941	90,124
	First Commonwealth Financial	15,181	187,941
	First Community Bancshares	1,501	52,340
	First Financial	1,911	78,332
	First Financial Bancorp	6,773	83,917

LVIP SSgA Small-Cap Index Fund–6

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

	First Financial Bankshares	3,767	$207,976
	First Merchants	3,504	77,824
	First Midwest Bancorp	8,372	167,189
	First South Bancorp	1,040	13,062
	FirstMerit	14,863	306,029
	FNB	15,901	209,893
	Frontier Financial	7,858	34,261
	Glacier Bancorp	10,833	206,044
	Greene County Bancshares	2,423	32,810
†	Guaranty Bancorp	11,221	22,442
	Hancock Holding	4,569	207,707
	Hanmi Financial	5,454	11,235
	Harleysville National	7,603	109,787
	Heartland Financial USA	2,838	58,434
	Heritage Commerce	1,992	22,390
	Home Bancshares	2,805	75,595
	IBERIABANK	2,891	138,768
	Independent Bank (Massachusetts)	3,132	81,933
	Integra Bank	3,086	4,228
	International Bancshares	9,016	196,819
†	Investors Bancorp	7,942	106,661
	Lakeland Bancorp	3,065	34,512
	Lakeland Financial	2,210	52,642
	MainSource Financial Group	3,334	51,677
	MB Financial	6,421	179,467
	Midwest Banc Holdings	2,509	3,513
	Nara Bancorp	3,525	34,651
	National Penn Bancshares	14,106	204,678
	NBT Bancorp	5,543	154,982
†	Northfield Bancorp	3,559	40,039
	Old National Bancorp	12,075	219,282
	Old Second Bancorp	2,057	23,861
	Oriental Financial Group	3,925	23,746
	Pacific Capital Bancorp	7,911	133,538
†	Pacific Continental	2,000	29,940
	PacWest Bancorp	4,187	112,630
	Park National	1,939	139,123
	Peapack Gladstone Financial	1,400	37,296
†	Pennsylvania Commerce Banc	1,000	26,660
	Peoples Bancorp	1,540	29,460
†	Pinnacle Financial Partners	3,862	115,126
†	Premierwest Bancorp	3,600	24,084
	PrivateBancorp	3,730	121,076
	Prosperity Bancshares	7,177	212,367
	Provident Bankshares	6,997	67,591
	Renasant	4,111	70,010
	Republic Bancorp	1,529	41,589
	S&T Bancorp	4,118	146,189
	S.Y. Bancorp	2,779	76,423
	Sandy Spring Bancorp	2,970	64,835
	Santander Bancorp	517	6,457
	SCBT Financial	2,146	74,037
	Seacoast Banking Corp. of Florida	2,075	13,695
†	Shore Bancshares	1,500	35,985
	Sierra Bancorp	1,111	23,331
†	Signature Bank	6,253	179,399
	Simmons First National	2,740	80,748
†	Smithtown Bancorp	1,800	28,854
	South Financial Group	13,401	57,892
	Southside Bancshares	2,448	57,528
	Southwest Bancorp	2,960	38,362
	State Bancorp	2,500	24,350
	Stellarone	3,700	62,530
	Sterling Bancorp	2,889	40,533
	Sterling Bancshares	12,896	78,408
	Sterling Financial	8,884	78,179
	Suffolk Bancorp	1,768	63,524
†	Sun Bancorp	2,031	15,212
	Susquehanna Bancshares	15,699	249,771
†	SVB Financial Group	5,329	139,780
†	Texas Capital Bancshares	4,894	65,384
	Tompkins Financial	1,093	63,339
†	Towne Bank	4,000	99,160
	Trico Bancshares	2,602	64,972
	Trustmark	8,575	185,134
	UCBH Holdings	19,074	131,229
	UMB Financial	5,436	267,125
	Umpqua Holdings	10,419	150,763
	Union Bankshares	2,498	61,950
	United Bankshares	6,623	220,016
	United Community Banks	7,205	97,844
	United Security Bancshares	963	11,152
	Univest Corp. of Pennsylvania	2,315	74,404
	Washington Trust Bancorp	2,175	42,956
	WesBanco	4,724	128,540
	West Bancorp	3,100	37,975
	West Coast Bancorp	3,156	20,798
	Westamerica Bancorporation	5,345	273,397
†	Western Alliance Bancorp	3,227	32,560
	Wilshire Bancorp	3,629	32,951
	Wintrust Financial	4,065	83,617
†	Yadkin Valley Financial	2,100	29,925

			11,128,824

	Commercial Services & Supplies–4.42%
	ABM Industries	7,757	147,771
†	ACCO Brands	9,433	32,544
	Administaff	4,214	91,191
†	Advisory Board	3,191	71,159
	American Ecology	3,234	65,424
†	American Reprographics	6,951	47,962
†	AMREP	286	8,946

LVIP SSgA Small-Cap Index Fund–7

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Services & Supplies (continued)

	Bowne & Co.	5,785	$34,016
†	Casella Waste Systems	3,091	12,611
†	CBIZ	8,748	75,670
	CDI	1,949	25,220
†	Cenveo	7,506	33,402
†	Clean Harbors	3,439	218,171
	Comfort Systems USA	7,954	84,312
†	Comsys IT Partners	2,347	5,257
†	Consolidated Graphics	2,038	46,140
†	Cornell Companies	2,038	37,886
†	CoStar Group	3,417	112,556
	Courier	1,504	26,922
†	CRA International	2,278	61,347
	Deluxe	9,501	142,135
†	Duff & Phelps Class A	2,144	40,993
†	Energy Recovery	2,900	21,982
	EnergySolutions	5,358	30,273
†	EnerNOC	1,687	12,551
	Ennis	4,507	54,580
†	Exponent	2,423	72,884
†	First Advantage	1,946	27,536
†	Fuel-Tech	3,282	34,756
	G&K Services	3,554	71,862
†	Geo Group	8,979	161,891
†	GeoEye	3,638	69,959
	Healthcare Services Group	7,717	122,932
	Heidrick & Struggles International	3,406	73,365
	Herman Miller	10,603	138,157
†	Hill International	3,800	26,752
	HNI	7,600	120,384
†	Hudson Highland Group	3,347	11,212
†	Huron Consulting Group	3,786	216,825
†	ICF International	1,300	31,941
†	ICT Group	1,410	6,458
†	InnerWorkings	5,125	33,569
	Interface Class A	10,422	48,358
	Kelly Services	4,183	54,421
†	Kforce	5,760	44,237
	Kimball International Class B	5,723	49,275
	Knoll	8,022	72,358
†	Korn/Ferry International	8,274	94,489
†	LECG	3,806	25,538
†	M&F Worldwide	1,992	30,776
	McGrath RentCorp	4,164	88,943
†	Metalico	3,900	6,045
	Mine Safety Appliances	5,498	131,457
†	Mobile Mini	6,140	88,539
†	MPS Group	16,794	126,459
	Multi-Color	1,549	24,505
†	Navigant Consulting	8,338	132,324
†	Odyssey Marine Exploration	9,093	29,279
†	On Assignment	7,526	42,672
†	PHH	10,244	130,406
†	PRG-Schultz International	2,800	11,424
†	Protection One	612	2,925
†	Resources Connection	7,955	130,303
	Rollins	7,427	134,280
	Schawk	2,785	31,916
†	School Specialty	3,727	71,260
†	Spherion	11,586	25,605
†	Standard Parking	1,646	31,834
	Standard Register	3,321	29,657
†	SYKES Enterprises	5,667	108,353
	Team	3,276	90,745
†	TETRA Technologies	10,861	262,294
†	TrueBlue	7,332	70,167
†	United Stationers	4,139	138,615
	Viad	4,045	100,073
†	Volt Information Sciences	1,871	13,527
†	VSE	800	31,384
†	Waste Connections	14,564	459,786
†	Waste Services	4,457	29,327
	Watson Wyatt Worldwide Class A	7,774	371,754

			6,126,814

	Communications Equipment–2.49%
†	3Com	75,162	171,369
†	Acme Packet	4,538	23,870
	Adtran	9,901	147,327
†	Airvana	4,988	30,527
†	Anaren Microwave	2,532	30,257
†	Arris Group	21,382	169,987
†	Aruba Networks	8,643	22,040
†	Avanex	1,544	1,621
†	Avocent	8,299	148,635
	Bel Fuse	1,845	39,114
†	BigBand Networks	5,873	32,419
	Black Box	3,180	83,062
†	Blue Coat Systems	5,661	47,552
†	Bookham	17,600	7,920
†	Cogo Group	4,384	21,306
†	Comtech Telecommunications	4,319	197,897
†	DG FastChannel	2,958	36,916
†	Digi International	5,537	44,905
†	EMS Technologies	3,197	82,706
†	Emulex	15,022	104,854
†	Extreme Networks	12,967	30,343
†	Finisar	62,601	23,788
†	Globecomm Systems	3,500	19,215
†	Harmonic	16,301	91,449
†	Harris Stratex Networks Class A	3,360	17,338
†	Hughes Communications	1,534	24,452

LVIP SSgA Small-Cap Index Fund–8

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Communications Equipment (continued)

†	Infinera	15,935	$142,778
†	InterDigital	8,330	229,074
†	Ixia	7,882	45,558
†	Loral Space & Communications	2,237	32,504
†	ModusLink Global Solutions	9,692	28,010
†	MRV Communications	30,612	23,571
†	NETGEAR	6,917	78,923
†	Neutral Tandem	2,770	44,929
†	Nextwave Wireless	8,100	729
†	Oplink Communications	3,972	34,159
†	OpNext	2,753	4,818
†	Orbcomm	5,350	11,556
†	Parkervision	3,900	9,633
†	PC-Tel	3,600	23,652
	Plantronics	8,716	115,051
†	Polycom	15,307	206,798
†	Powerwave Technologies	25,776	12,888
†	Riverbed Technology	10,700	121,873
†	SeaChange International	5,435	39,186
†	ShoreTel	7,511	33,724
†	Sonus Networks	39,851	62,965
†	Starent Networks	4,815	57,443
†	Sycamore Networks	37,293	100,318
†	Symmetricom	6,560	25,912
†	Tekelec	11,354	151,462
†	UTStarcom	23,502	43,479
†	Viasat	4,852	116,836

			3,448,698

	Computers & Peripherals–0.79%
†	3Par	4,620	35,251
†	Adaptec	21,855	72,122
†	Avid Technology	5,383	58,729
†	Compellent Technologies	2,538	24,695
†	Cray	3,786	7,875
†	Data Domain	5,867	110,299
†	Electronics for Imaging	10,256	98,047
†	Hutchinson Technology	3,558	12,382
†	Hypercom	8,403	9,075
	Imation	4,914	66,683
†	Immersion	5,897	34,733
†	Intermec	10,783	143,197
†	Intevac	3,082	15,626
†	Isilon Systems	4,712	15,502
†	Netezza	6,358	42,217
†	Novatel Wireless	4,452	20,657
†	Palm	19,879	61,029
†	Presstek	4,900	15,729
†	Quantum	42,733	15,384
†	Rackable Systems	4,625	18,223
†	Rimage	1,878	25,184
†	STEC	4,774	20,337
†	Stratasys	3,846	41,345
†	Super Micro Computer	3,938	24,928
†	Synaptics	6,542	108,335

			1,097,584

	Construction & Engineering–0.98%
†	Dycom Industries	6,645	54,622
†	EMCOR Group	11,885	266,580
†	Furmanite	6,100	32,879
	Granite Construction	5,790	254,355
†	Great Lakes Dredge & Dock	6,771	28,100
†	Insituform Technologies Class A	4,766	93,843
†	Integrated Electrical Services	1,620	14,191
†	Layne Christensen	3,400	81,634
†	MasTec	8,256	95,604
†	Michael Baker	1,342	49,533
†	Northwest Pipe	1,839	78,360
†	Orion Marine Group	3,600	34,776
†	Perini	8,908	208,269
†	Pike Electric	2,582	31,759
†	Sterling Construction	2,000	37,080

			1,361,585

	Construction Materials–0.15%
†	Headwaters	6,751	45,569
	Texas Industries	4,171	143,899
†	United States Lime & Minerals	300	7,185
†	US Concrete	5,246	17,627

			214,280

	Consumer Finance–0.40%
	Advance America Cash Advance Centers	8,155	15,413
	ADVANTA Class B	8,060	16,845
†	Cardtronics	1,632	2,105
	Cash America International	5,452	149,113
†	CompuCredit	2,815	15,567
†	Credit Acceptance	916	12,549
†	Dollar Financial	3,945	40,634
†	Ezcorp Class A	6,828	103,854
†	First Cash Financial Services	3,550	67,663
	First Marblehead	11,800	15,222
	Nelnet Class A	3,598	51,559
†	World Acceptance	2,937	58,035

			548,559

	Containers & Packaging–0.41%
†	AEP Industries	852	14,978
†	Boise	5,976	2,570
†	BWAY Holding	1,700	13,532
†	Graphic Packaging Holding	25,302	28,844
	Myers Industries	5,872	46,976

LVIP SSgA Small-Cap Index Fund–9

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Containers & Packaging (continued)

	Rock-Tenn Class A	6,962	$237,961
	Silgan Holdings	4,620	220,882

			565,743

	Distributors–0.03%
†	Audiovox Class A	2,385	11,949
†	Core Mark Holding	1,562	33,614

			45,563

	Diversified Consumer Services–1.10%
†	American Public Education	1,802	67,016
†	Capella Education	2,459	144,491
†	Coinstar	5,014	97,823
†	Corinthian Colleges	15,647	256,141
†	Grand Canyon Education	4,200	78,876
	Jackson Hewitt Tax Service	5,722	89,778
†	K12	842	15,788
†	Learning Tree International	1,600	13,632
†	Lincoln Educational Services	978	12,959
	Matthews International Class A	5,563	204,051
	Prepaid Legal Services	1,384	51,609
†	Princeton Review	2,700	13,311
	Regis	7,599	110,413
	Sotheby’s	11,737	104,342
†	Steiner Leisure	3,059	90,302
	Stewart Enterprises Class A	16,831	50,661
†	Thinkorswim Group	8,843	49,698
†	Universal Technical Institute	4,433	76,115

			1,527,006

	Diversified Financial Services–0.46%
	Ampal-American Israel Class A	1,966	1,140
†	Asset Acceptance Capital	2,017	10,307
	Compass Diversified Trust	4,780	53,775
†	Encore Capital Group	1,875	13,500
†	Fifth Street Finance	2,100	15,855
	Financial Federal	4,520	105,180
†	Interactive Brokers Group	7,230	129,345
	Life Partners Holdings	1,100	48,004
†	MarketAxess Holdings	5,740	46,838
	Medallion Financial	2,700	20,601
†	NewStar Financial	4,164	16,614
†	Pico Holdings	2,875	76,418
†	Portfolio Recovery Associates	2,523	85,378
†	Primus Guaranty	5,661	6,454
	Resource America Class A	2,041	8,164
†	W.P. Stewart	140	290

			637,863

	Diversified Telecommunications Services–0.90%
	Alaska Communications Systems Group	7,866	73,783
	Atlantic Tele-Network	1,769	46,967
†	Cbeyond	4,638	74,115
†	Cincinnati Bell	46,295	89,349
†	Cogent Communications Group	8,665	56,582
	Consolidated Communications Holdings	4,244	50,419
	Fairpoint Communications	16,415	53,841
†	General Communication Class A	8,262	66,840
†	Global Crossing	4,919	39,057
†	Globalstar	7,435	1,487
†	Hungarian Tele & Cable	800	6,880
†	iBasis	4,823	6,800
	IDT	5,807	2,323
	Iowa Telecommunications Services	5,740	81,967
	NTELOS Holdings	5,232	129,021
†	PAETEC Holding	19,232	27,694
†	Premiere Global Services	10,919	94,013
	Shenandoah Telecommunications	4,195	117,670
†	TW Telecom	25,860	219,035
†	Vonage Holdings	5,562	3,671

			1,241,514

	Electric Utilities–1.71%
	ALLETE	4,655	150,217
	Central Vermont Public Service	1,928	46,002
	Cleco	10,672	243,642
†	El Paso Electric	8,032	145,299
	Empire District Electric	6,307	111,003
	Idacorp	8,282	243,905
	ITC Holdings	8,853	386,700
	MGE Energy	4,149	136,917
	Portland General Electric	10,896	212,145
	UIL Holdings	4,315	129,579
	Unisource Energy	6,011	176,483
	Westar Energy	18,844	386,490

			2,368,382

	Electrical Equipment–2.01%
	Acuity Brands	7,484	261,265
†	Advanced Battery Technology	7,300	19,418
†	Akeena Solar	4,000	6,880
†	American Superconductor	7,671	125,114
†	AZZ	2,010	50,451
	Baldor Electric	8,163	145,710
†	Beacon Power	15,900	8,427
	Belden	8,363	174,619
	Brady Class A	8,889	212,892
†	Capstone Turbine	33,000	27,720
†	China BAK Battery	3,800	6,156
†	Coleman Cable	867	3,928
	Encore Wire	3,050	57,828
†	Ener1	7,500	53,625
†	Energy Conversion Devices	8,400	211,764
†	EnerSys	5,312	58,432

LVIP SSgA Small-Cap Index Fund–10

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electrical Equipment (continued)

†	Evergreen Solar	25,003	$79,760
	Franklin Electric	4,349	122,250
†	FuelCell Energy	13,567	52,640
†	Fushi Copperweld	2,400	12,648
†	GrafTech International	20,783	172,915
†	Harbin Electric	1,300	10,387
†	II-VI	4,269	81,495
†	Labarge	2,200	31,570
	LSI Industries	2,647	18,185
†	Medis Technologies	3,096	1,393
†	Microvision	10,000	16,800
†	Orion Energy Systems	1,198	6,481
†	Plug Power	13,800	14,076
†	Polypore International	3,193	24,139
†	Powell Industries	1,184	34,360
†	Power-One	15,010	17,862
†	PowerSecure International	3,200	10,528
	Preformed Line Products	379	17,449
	Regal Beloit	5,621	213,542
	Smith (A.O.)	3,823	112,855
†	Ultralife	2,300	30,843
†	Valence Technology	9,000	16,380
	Vicor	4,521	29,884
	Woodward Governor	10,352	238,303

			2,790,974

	Electronic Equipment & Instruments–1.75%
	Agilysys	3,976	17,057
†	Anixter International	5,350	161,142
†	Benchmark Electronics	12,012	153,393
†	Brightpoint	8,736	38,002
†	Checkpoint Systems	7,282	71,655
†	China Security & Surveillance Technology	4,400	19,492
†	Cogent	8,271	112,237
	Cognex	7,517	111,252
†	Coherent	4,200	90,132
†	Comverge	3,665	17,959
†	CPI International	1,737	15,042
	CTS	5,272	29,049
	Daktronics	6,314	59,099
†	DTS	2,862	52,518
†	Echelon	5,274	42,983
	Electro Rent	3,582	39,975
†	Electro Scientific Industries	4,020	27,296
†	Elixir Gaming Technologies	13,300	1,729
†	Faro Technologies	3,398	57,290
†	Gerber Scientific	5,601	28,621
†	ICX Technologies	2,700	21,357
†	Insight Enterprises	7,883	54,393
†	IPG Photonics	3,135	41,319
†	KEMET	10,453	2,822
†	L-1 Identity Solutions	13,978	94,212
†	Littelfuse	3,970	65,902
†	Maxwell Technologies	3,100	15,717
†	Measurement Specialties	1,908	13,261
†	Mercury Computer Systems	3,068	19,359
	Methode Electronics	6,198	41,775
	MTS Systems	3,088	82,264
†	Multi-Fineline Electronix	1,060	12,391
†	Newport	7,555	51,223
†	OSI Systems	2,618	36,259
	Park Electrochemical	3,987	75,594
†	PC Connection	872	4,465
†	PC Mall	2,000	8,020
†	Plexus	7,093	120,226
†	RadiSys	3,342	18,481
†	Rofin-Sinar Technologies	5,202	107,057
†	Rogers	2,979	82,727
†	Sanmina-SCI	97,300	45,731
†	ScanSource	4,720	90,954
†	Smart Modular Technologies	6,333	9,753
†	Synnex	3,563	40,369
	Technitrol	7,993	27,816
†	TTM Technologies	6,645	34,620
†	Universal Display	5,042	47,647
†	Zygo	2,467	17,047

			2,428,684

	Energy Equipment & Services–1.11%
†	Allis-Chalmers Energy	4,443	24,437
†	Basic Energy Services	7,305	95,257
†	Bolt Technology	1,500	10,440
†	Bristow Group	4,281	114,688
†	Bronco Drilling	5,315	34,335
†	Cal Dive International	6,975	45,407
	CARBO Ceramics	3,523	125,171
†	Complete Production Services	8,673	70,685
†	Dawson Geophysical	1,511	26,911
†	Dril-Quip	5,467	112,128
†	ENGlobal	4,451	14,466
†	Geokinetics	797	1,969
	Gulf Island Fabrication	1,895	27,307
†	Gulfmark Offshore	3,918	93,209
†	Hornbeck Offshore Services	4,174	68,203
†	ION Geophysical	16,630	57,041
	Lufkin Industries	2,842	98,049
†	Matrix Service	4,379	33,587
†	Mitcham Industries	1,800	7,146
†	Natco Group	3,678	55,832
†	Natural Gas Services Group	2,000	20,260
†	Newpark Resources	17,381	64,310

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Energy Equipment & Services (continued)

†	OYO Geospace	572	$9,993
†	Parker Drilling	20,427	59,238
†	PHI	1,958	27,432
†	Pioneer Drilling	8,204	45,696
	RPC	5,879	57,379
†	Sulphco	6,465	6,077
†	Superior Well Services	2,867	28,670
†	T-3 Energy Services	1,984	18,729
†	Trico Marine Service	2,662	11,899
†	Union Drilling	1,777	9,223
†	Willbros Group	7,094	60,086

			1,535,260

	Food & Staples Retailing–0.96%
	Andersons	3,460	57,021
	Arden Group	200	25,200
	Casey’s General Stores	8,991	204,725
†	Great Atlantic & Pacific Tea	5,503	34,504
	Ingles Markets Class A	2,636	46,367
	Nash Finch	2,520	113,123
†	Pantry	4,578	98,198
	Pricesmart	2,663	55,018
	Ruddick	7,517	207,844
	Spartan Stores	3,988	92,721
†	Susser Holdings	1,600	21,264
†	United Natural Foods	7,363	131,209
	Village Super Market Class A	657	37,705
	Weis Markets	1,778	59,794
†	Winn Dixie Stores	9,435	151,904

			1,336,597

	Food Products–1.97%
†	AgFeed Industries	3,300	5,313
	Alico	609	24,963
†	American Dairy	1,331	20,018
	B&G Foods Class A	3,500	18,900
†	Calavo Growers	1,900	21,850
	Cal-Maine Foods	2,583	74,132
	Chiquita Brands International	8,232	121,669
†	Darling International	14,841	81,477
	Diamond Foods	2,600	52,390
	Farmer Brothers	1,100	27,434
	Flowers Foods	13,712	334,024
†	Fresh Del Monte Produce	7,285	163,330
†	Green Mountain Coffee Roasters	3,086	119,428
†	Griffin Land & Nurseries	600	22,116
†	Hain Celestial Group	7,187	137,200
†	HQ Sustainable Maritime Industries	1,400	10,962
	Imperial Sugar	1,712	24,550
	J&J Snack Foods	2,580	92,570
	Lancaster Colony	3,571	122,485
	Lance	5,106	117,132
†	Lifeway Foods	1,100	9,878
†	Omega Protein	3,100	12,431
†	Ralcorp Holdings	10,258	599,067
	Reddy Ice Holdings	3,060	4,406
	Sanderson Farms	3,592	124,140
†	Smart Balance	11,300	76,840
†	Synutra International	1,675	18,459
	Tootsie Roll Industries	4,234	108,433
†	Treehouse Foods	5,495	149,684
†	Zhongpin	3,200	38,400

			2,733,681

	Gas Utilities–1.55%
†	Chesapeake Utilities	1,200	37,776
	Laclede Group	3,899	182,629
	New Jersey Resources	7,706	303,231
	NICOR	8,306	288,550
	Northwest Natural Gas	4,839	214,029
	Piedmont Natural Gas	13,370	423,429
	South Jersey Industries	5,298	211,125
	Southwest Gas	7,887	198,910
	WGL Holdings	8,753	286,136

			2,145,815

	Health Care Equipment & Supplies–3.76%
†	Abaxis	4,376	70,147
†	Abiomed	6,176	101,410
†	Accuray	5,954	30,723
†	Align Technology	10,996	96,215
†	Alphatec Holdings	4,900	11,515
†	American Medical System Holdings	12,809	115,153
	Analogic	2,551	69,591
†	AngioDynamics	4,982	68,204
†	Arthrocare	4,517	21,546
†	Atrion	300	29,130
†	Cantel Medical	2,543	37,306
†	Cardiac Science	3,500	26,250
†	Conceptus	5,119	77,911
†	Conmed	4,970	118,982
†	Cyberonics	3,986	66,048
†	Cynosure Class A	1,586	14,480
	Datascope	2,238	116,913
†	DexCom	4,500	12,420
†	ev3	12,468	76,055
†	Exactech	1,300	21,892
†	Greatbatch	4,084	108,063
†	Haemonetics	4,503	254,419
†	Hansen Medical	2,877	20,772
†	ICU Medical	2,168	71,848
†	I-Flow	3,156	15,149
†	Immucor	12,778	339,638
†	Insulet	3,096	23,901

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Health Care Equipment & Supplies (continued)

†	Integra LifeSciences Holdings	3,144	$111,832
	Invacare	5,842	90,668
†	IRIS International	3,100	43,214
†	Kensey Nash	1,656	32,143
†	Masimo	8,476	252,839
†	Medical Action Industries	2,240	22,400
	Mentor	6,033	186,601
	Meridian Bioscience	7,002	178,341
†	Merit Medical Systems	5,511	98,812
†	Micrus Endovascular	2,749	31,916
†	Natus Medical	5,254	68,039
†	Neogen	2,400	59,952
†	NuVasive	6,278	217,533
†	NxStage Medical	5,601	14,955
†	OraSure Technologies	9,184	33,797
†	Orthofix International	3,510	53,808
†	Orthovita	12,300	41,697
†	Palomar Medical Technologies	3,438	39,640
†	Quidel	5,558	72,643
†	RTI Biologics	8,488	23,427
†	Sirona Dental System	3,417	35,879
†	Somanetics	2,200	36,322
†	SonoSite	2,721	51,917
†	Spectranetics	4,055	10,584
†	Stereotaxis	6,171	27,152
	STERIS	10,599	253,210
†	SurModics	3,051	77,099
†	Symmetry Medical	5,933	47,286
†	Synovis Life Technologies	2,100	39,354
†	Thoratec	10,006	325,094
†	TomoTherapy	6,813	16,215
†	TranS1	2,050	14,781
†	Vision-Sciences	3,600	5,508
†	Vnus Medical Technologies	2,200	35,684
†	Volcano	8,485	127,275
	West Pharmaceutical Services	5,678	214,458
†	Wright Medical Group	6,655	135,962
†	Zoll Medical	3,533	66,738

			5,210,456

	Health Care Providers & Services–3.50%
†	Air Methods	1,585	25,344
†	Alliance Imaging	5,448	43,421
†	Almost Family	1,100	49,478
†	Amedisys	4,751	196,406
†	AMERIGROUP	9,710	286,639
†	AMN Healthcare Services	6,580	55,667
†	Amsurg	5,933	138,476
†	Assisted Living Concepts	11,293	46,866
†	athenahealth	3,914	147,245
†	Bio-Reference Labs	2,300	60,329
†	BMP Sunstone	4,801	26,742
†	Capital Senior Living	2,767	8,246
†	CardioNet	800	19,720
†	Catalyst Health Solutions	5,850	142,448
†	Centene	7,493	147,687
	Chemed	3,978	158,205
†	Chindex International	2,000	15,900
†	CorVel	1,308	28,750
†	Cross Country Healthcare	5,925	52,081
†	CryoLife	5,689	55,240
†	Emergency Medical Services	1,679	61,468
†	Emeritus	3,265	32,748
†	Ensign Group	1,400	23,436
†	Five Star Quality Care	5,600	8,568
†	Genoptix	1,455	49,586
†	Gentiva Health Services	4,500	131,670
†	Hanger Orthopedic Group	5,100	74,001
†	HealthSouth	16,196	177,508
†	HealthSpring	9,163	182,985
†	Healthways	6,817	78,259
†	HMS Holdings	4,737	149,310
†	inVentiv Health	6,436	74,271
†	IPC-The Hospitalist	804	13,531
†	Kindred Healthcare	5,052	65,777
	Landauer	1,614	118,306
†	LHC Group	2,618	94,248
†	Magellan Health Services	7,390	289,392
†	MedCath	2,679	27,969
†	Molina Healthcare	2,534	44,624
†	MWI Veterinary Supply	1,798	48,474
	National Healthcare	1,673	84,721
†	National Research	200	5,792
†	Nighthawk Radiology Holdings	4,925	23,936
†	Odyssey Healthcare	5,157	47,702
	Owens & Minor	7,574	285,161
†	PharMerica	5,822	91,231
†	Providence Service	1,609	2,333
†	PSS World Medical	11,409	214,717
†	Psychiatric Solutions	10,083	280,812
†	Radnet	3,900	13,065
†	RehabCare Group	3,300	50,028
†	Res-Care	4,962	74,529
†	Skilled Healthcare Group	3,812	32,173
†	Sun Healthcare Group	7,158	63,348
†	Sunrise Assisted Living	8,591	14,433
†	Triple-S Management Class B	2,703	31,085
†	U.S. Physical Therapy	2,100	27,993
†	Universal American	6,624	58,424
†	Virtual Radiologic	830	7,038

			4,859,542

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Health Care Technology–0.51%
†	Allscripts Healthcare Solutions	25,996	$257,880
	Computer Programs & Systems	1,527	40,924
†	Eclipsys	9,556	135,600
†	MedAssets	3,883	56,692
†	Omnicell	6,106	74,554
†	Phase Forward	7,742	96,930
†	Vital Images	3,009	41,855

			704,435

	Hotels, Restaurants & Leisure–2.28%
†	AFC Enterprises	4,074	19,107
	Ambassadors Group	3,130	28,796
	Ameristar Casinos	5,181	44,764
†	Bally Technologies	9,620	231,168
†	BJ’s Restaurants	3,301	35,552
†	Bluegreen	3,077	9,631
	Bob Evans Farms	5,436	111,057
†	Buffalo Wild Wings	3,380	86,697
†	California Pizza Kitchen	3,955	42,398
†	CEC Entertainment	3,702	89,774
†	Cheesecake Factory	10,300	104,030
	Churchill Downs	1,588	64,187
	CKE Restaurants	10,030	87,060
	Cracker Barrel Old Country Store	4,372	90,019
†	Denny’s	13,936	27,733
	DineEquity	3,200	36,992
	Domino’s Pizza	6,191	29,160
	Dover Downs Gaming & Entertainment	2,170	6,901
	Dover Motorsports	2,900	3,770
†	Gaylord Entertainment	7,370	79,891
†	Great Wolf Resorts	3,854	5,935
†	Isle of Capri Casinos	2,145	6,864
†	Jack in the Box	10,398	229,692
†	Krispy Kreme Doughnuts	10,843	18,216
	Landry’s Restaurants	2,174	25,218
†	Life Time Fitness	6,132	79,409
†	Lodgian	2,240	4,771
†	Luby’s	4,000	16,760
	Marcus	4,012	65,115
†	Monarch Casino & Resort	1,557	18,139
†	Morgans Hotel Group	4,468	20,821
	O’Charleys	3,241	6,482
†	P.F. Chang’s China Bistro	4,721	98,858
†	Papa John’s International	4,103	75,618
†	Peet’s Coffee & Tea	2,875	66,844
†	Pinnacle Entertainment	11,768	90,378
†	Red Robin Gourmet Burgers	3,408	57,357
†	Rick’S Cabaret International	1,100	4,389
†	Riviera Holdings	1,465	4,395
	Ruby Tuesday	10,850	16,926
†	Ruth’s Chris Steak House	3,025	4,175
†	Shuffle Master	10,723	53,186
†	Six Flags	9,429	2,923
†	Sonic	10,491	127,675
	Speedway Motorsports	2,028	32,671
†	Steak n Shake	5,412	32,201
†	Texas Roadhouse Class A	10,546	81,732
†	Town Sports International Holding	3,482	11,108
†	Vail Resorts	5,424	144,278
	Wendy’s/Arby’s Group	63,786	315,102
†	WMS Industries	8,114	218,267

			3,164,192

	Household Durables–0.96%
	American Greetings Class A	7,392	55,957
	Beazer Homes USA	8,257	13,046
	Blyth	5,021	39,365
	Brookfield Homes	1,560	6,739
†	Cavco Industries	1,100	29,579
†	Central Garden & Pet Class A	10,463	61,732
†	Champion Enterprises	15,821	8,860
	CSS Industries	1,604	28,455
	Ethan Allen Interiors	4,485	64,449
	Furniture Brands International	6,881	15,207
†	Helen of Troy	5,332	92,564
	Hooker Furniture	1,494	11,444
†	Hovnanian Enterprises Class A	7,155	12,307
†	iRobot	2,933	26,485
	La-Z-Boy	10,365	22,492
	Libbey	1,679	2,099
	M/I Homes	3,021	31,841
†	Meritage Homes	5,520	67,178
	National Presto Industries	744	57,288
†	Palm Harbor Homes	1,296	6,454
	Russ Berrie & Co	1,884	5,595
	Ryland Group	7,500	132,525
	Sealy	9,182	23,047
	Skyline	1,122	22,429
	Standard-Pacific	17,878	31,823
	Tempur-Pedic International	13,099	92,872
	Tupperware Brands	10,931	248,134
†	Universal Electronics	2,514	40,777
	WD-40	2,987	84,502

			1,335,245

	Independent Power Producers & Energy Traders–0.09%
	Ormat Technologies	3,412	108,740
†	Synthesis Energy Systems	3,400	2,312
†	US Geothermal	11,200	9,296

			120,348

	Industrial Conglomerates–0.29%
	Otter Tail	6,258	145,999

LVIP SSgA Small-Cap Index Fund–14

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Industrial Conglomerates (continued)

	Raven Industries	3,060	$73,746
	Seaboard	46	54,924
	Standex International	2,346	46,545
	Tredegar	4,394	79,883
†	United Capital	100	1,814

			402,911

	Insurance–4.31%
	Ambac Financial Group	47,100	61,230
	American Equity Investment Life Holding	8,829	61,803
	American Physicians Capital	1,458	70,130
	American Saftey Insurance	1,900	25,099
†	Amerisafe	3,423	70,274
	Amtrust Financial Services	3,316	38,466
	Argo Group International Holdings	5,685	192,835
	Aspen Insurance Holdings	15,485	375,512
	Assured Guaranty	10,142	115,619
	Baldwin & Lyons Class B	1,618	29,431
	CastlePoint Holdings	5,517	74,811
†	Citizens	6,822	66,173
†	CNA Surety	3,062	58,790
	Crawford & Co. Class B	4,340	63,104
	Delphi Financial Group	7,314	134,870
	Donegal Group Class A	2,153	36,106
†	eHealth	3,968	52,695
	EMC Insurance Group	1,105	28,343
	Employers Holdings	8,639	142,544
†	Enstar Group	1,008	59,613
	FBL Financial Group Class A	2,017	31,163
†	First Acceptance	1,845	5,351
†	First Mercury Financial	2,395	34,153
	Flagstone Reinsurance Holdings	4,910	47,971
†	FPIC Insurance Group	1,464	64,094
†	Greenlight Capital Class A	5,224	67,860
†	Hallmark Financial Service	875	7,674
	Harleysville Group	2,380	82,657
†	Hilltop Holdings	9,063	88,274
	Horace Mann Educators	8,035	73,842
	Independence Holding	522	1,884
	Infinity Property & Casualty	2,620	122,433
	IPC Holdings	8,331	249,097
	Kansas City Life Insurance	712	30,865
†	Maiden Holdings	8,000	25,040
	Max Capital Group	9,913	175,460
	Meadowbrook Insurance Group	10,560	68,006
	Montpelier RE Holdings	16,412	275,557
	National Financial Partners	7,665	23,302
	National Interstate	991	17,709
	National Western Life Insurance Class A	430	72,743
†	Navigators Group	2,441	134,035
	NYMAGIC	608	11,582
	Odyssey Re Holdings	3,936	203,924
	Phoenix Companies	17,687	57,836
	Platinum Underwriters Holdings	8,938	322,483
†	PMA Capital Class A	6,298	44,590
	Presidential Life	3,796	37,542
†	ProAssurance	5,704	301,057
	RLI	3,404	208,189
	Safety Insurance Group	3,103	118,100
†	SeaBright Insurance Holdings	3,980	46,725
	Selective Insurance Group	9,489	217,583
	State Auto Financial	2,774	83,386
	Stewart Information Services	3,154	74,087
	Tower Group	3,662	103,305
†	United America Indemnity Class A	3,110	39,839
	United Fire & Casualty	4,148	128,878
	Validus Holdings	11,674	305,392
	Zenith National Insurance	6,845	216,097

			5,977,213

	Internet & Catalog Retail–0.41%
†	1-800-FLOWERS.com Class A	3,982	15,211
†	Blue Nile	2,213	54,196
†	Drugstore.Com	14,900	18,476
†	Gaiam	2,938	13,574
†	NetFlix	7,029	210,097
†	NutriSystem	5,500	80,245
†	Orbitz Worldwide	7,477	29,011
†	Overstock.com	2,433	26,228
†	PetMed Express	4,334	76,408
†	Shutterfly	2,766	19,334
†	Stamps.com	2,881	28,320

			571,100

	Internet Software & Services–1.87%
†	Ariba	15,077	108,705
†	Art Technology Group	20,119	38,830
†	AsiaInfo Holdings	6,003	71,076
†	Bankrate	2,285	86,830
†	Chordiant Software	4,616	12,279
†	comScore	2,839	36,197
†	Constant Contact	3,354	44,441
†	DealerTrack Holdings	7,580	90,126
†	Dice Holdings	2,649	10,808
†	Digital River	6,565	162,811
†	DivX	4,491	23,488
†	EarthLink	19,433	131,367
†	GSI Commerce	4,198	44,163
†	HSW International	2,352	894
†	Infospace	5,669	42,801
†	Internap Network Services	6,789	16,973
†	Internet Brands Class A	4,086	23,781

LVIP SSgA Small-Cap Index Fund–15

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Internet Software & Services (continued)

†	Internet Capital Group	7,673	$41,818
†	Interwoven	8,115	102,249
†	j2 Global Communications	7,864	157,594
†	Keynote Systems	1,830	14,109
†	Knot	5,366	44,645
†	Limelight Networks	5,777	14,154
†	Liquidity Services	2,600	21,658
†	LoopNet	4,715	32,156
	Marchex	3,808	22,201
†	MercadoLibre	4,937	81,016
†	Move	20,957	33,531
†	NIC	7,968	36,653
†	Omniture	11,252	119,721
†	Perficient	4,893	23,389
†	Rackspace Hosting	3,300	17,754
†	RealNetworks	17,854	63,025
†	S1	8,940	70,537
†	SAVVIS	5,998	41,326
†	SonicWALL	8,620	34,308
†	SupportSoft	8,300	18,509
†	Switch & Data Facilities	3,371	24,912
†	TechTarget	2,522	10,895
†	Terremark Worldwide	9,890	38,472
	TheStreet.com	3,439	9,973
	United Online	13,845	84,039
†	ValueClick	15,616	106,813
†	Vignette	3,879	36,501
†	VistaPrint	7,718	143,631
†	Vocus	2,568	46,763
†	Web.com Group	8,800	32,208
†	Websense	8,447	126,452

			2,596,582

	IT Services–1.76%
	Acxiom	10,800	87,588
†	CACI International Class A	5,377	242,448
	Cass Information Systems	1,074	32,714
†	CGS Systems International	5,877	102,671
†	China Information Security	4,300	15,480
†	CIBER	8,821	42,429
†	CyberSource	12,164	145,846
†	Euronet Worldwide	8,322	96,618
†	ExlService Holdings	3,142	26,927
†	Forrester Research	2,654	74,869
†	Gartner	11,002	196,166
	Gevity HR	3,411	5,151
†	Global Cash Access Holdings	5,197	11,537
†	Hackett Group	7,100	20,732
	Heartland Payment Systems	4,651	81,393
†	iGate	3,835	24,966
	infoGROUP	5,966	28,279
	Integral Systems	3,488	42,030
†	Mantech International Class A	3,629	196,656
	MAXIMUS	3,379	118,637
†	NCI Class A	1,200	36,156
†	Ness Technologies	6,328	27,084
†	Online Resources	4,079	19,334
†	Perot Systems Class A	15,313	209,329
†	RightNow Technologies	4,508	34,847
†	Safeguard Scientifics	14,349	9,901
†	Sapient	15,670	69,575
†	SRA International Class A	7,424	128,064
	Syntel	2,576	59,557
†	TeleTech Holdings	7,654	63,911
†	TNS	3,854	36,189
†	VeriFone Holdings	12,500	61,250
†	Virtusa Corp	856	4,828
†	Wright Express	6,639	83,651

			2,436,813

	Leisure Equipment & Products–0.51%
	Brunswick	16,100	67,781
	Callaway Golf	11,745	109,111
†	JAKKS Pacific	4,880	100,674
†	LeapFrog Enterprises	5,281	18,484
	Marine Products	1,434	8,059
	Nautilus Group	4,962	10,966
	Polaris Industries	6,141	175,940
	Pool	8,400	150,948
†	RC2	2,927	31,231
†	Smith & Wesson Holding	7,564	17,170
†	Steinway Musical Instruments	1,292	22,623

			712,987

	Life Sciences Tools & Services–1.30%
†	Accelrys	5,000	21,800
†	Affymetrix	13,645	40,799
†	Albany Molecular Research	4,815	46,898
†	AMAG Pharmaceuticals	3,019	108,231
†	Bio-Rad Laboratories Class A	3,320	250,030
†	Bruker	9,062	36,610
†	Caliper Life Sciences	8,800	8,536
	Cambrex	5,718	26,417
†	Celldex Therapeutics	2,600	20,592
†	Clinical Data	1,900	16,910
†	Dionex	3,167	142,040
†	Enzo Biochem	5,399	26,401
†	eResearch Technology	6,821	45,223
†	Exelixis	19,902	99,908
†	Facet Biotech	4,080	39,127
†	Kendle International	2,192	56,378
†	Life Sciences Research	1,500	14,100
†	Luminex	7,715	164,792

LVIP SSgA Small-Cap Index Fund–16

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Life Sciences Tools & Services (continued)

	Medivation	4,176	$60,844
†	Nektar Therapeutics	16,707	92,891
†	Parexel International	10,192	98,964
†	Pharmanet Development Group	3,882	3,533
†	Sequenom	10,800	214,273
†	Varian	5,229	175,224

			1,810,521

	Machinery–3.07%
†	3D Systems	2,520	20,009
	Actuant Class A	10,333	196,533
	Alamo Group	1,100	16,445
	Albany International	5,280	67,584
†	Altra Holdings	4,271	33,784
	American Railcar Industries	1,386	14,595
	Ampco-Pittsburgh	1,170	25,389
†	Astec Industries	3,495	109,498
	Badger Meter	2,675	77,629
	Barnes Group	8,443	122,424
†	Blount International	7,617	72,209
	Briggs & Stratton	8,884	156,270
	Cascade	1,625	48,523
†	Chart Industries	5,344	56,807
†	China Fire & Security Group	2,600	17,706
	CIRCOR International	3,201	88,028
	CLARCOR	9,257	307,146
†	Colfax	3,400	35,326
†	Columbus McKinnon	3,084	42,097
†	Commercial Vehicle Group	4,186	3,893
	Dynamic Materials	2,559	49,414
†	EnPro Industries	3,626	78,104
†	ESCO Technologies	4,559	186,691
	Federal Signal	9,299	76,345
†	Flanders	3,100	14,539
†	Flow International	4,683	11,333
†	Force Protection	13,445	80,401
	FreightCar America	2,450	44,762
	Gorman-Rupp	2,666	82,966
†	Graham	1,600	17,312
	Greenbrier Companies	2,638	18,123
†	Hurco Companies	1,151	13,812
†	Kadant	2,941	39,645
	Kaydon	6,118	210,152
†	Key Technology	1,000	18,890
†	K-Tron International	400	31,960
†	LB Foster Class A	1,957	61,215
	Lindsay	2,099	66,727
†	Lydall	2,800	16,100
†	Met-Pro	2,600	34,632
†	Middleby	3,073	83,801
	Mueller Industries	6,471	162,293
	Mueller Water Products Class A	20,434	171,646
	NACCO Industries Class A	1,023	38,270
	NN	2,800	6,412
	Nordson	5,948	192,061
†	Omega Flex	497	10,407
†	PMFG	2,200	21,032
†	RBC Bearings	3,957	80,248
	Robbins & Myers	5,026	81,270
	Sauer-Danfoss	1,732	15,155
	Sun Hydraulics	2,417	45,536
†	Tecumseh Products Class A	3,164	30,311
	Tennant	2,879	44,337
†	Thermadyne Holdings	2,300	15,801
	Titan International	6,355	52,429
†	Titan Machinery	1,355	19,051
†	Trimas	1,384	1,910
†	TurboChef Technologies	4,997	24,535
	Twin Disc	1,644	11,327
	Wabash National	4,367	19,652
	Wabtec	8,560	340,259
	Watts Water Technologies Class A	5,184	129,444
	Xerium Technologies	4,516	2,981

			4,265,186

	Marine–0.17%
†	American Commercial Lines	6,938	33,996
	Eagle Bulk Shipping	8,849	60,350
	Genco Shipping & Trading	4,166	61,657
	Horizon Lines	4,264	14,881
†	International Shipholding	1,100	27,863
†	TBS International Class A	1,688	16,931
†	Ultrapetrol Bahamas	4,077	13,006

			228,684

	Media–0.93%
	AH Belo Class A	2,258	4,922
	Arbitron	5,359	71,168
	Belo Class A	17,093	26,665
†	Charter Communications Class A	63,569	5,200
	Cinemark Holdings	4,719	35,062
	Citadel Broadcasting	24,327	3,892
†	CKX	8,396	30,813
†	Cox Radio Class A	4,781	28,734
†	Crown Media Holdings Class A	2,096	5,974
†	Cumulus Media	4,188	10,428
†	Dolan Media	3,559	23,454
	Entercom Communications Class A	4,205	5,172
†	Entravision Communications Clasa A	9,603	14,981
†	Fisher Communications	1,241	25,614
†	Global Sources	2,118	11,543
†	Global Traffic Network	2,300	13,432
	Gray Television	5,108	2,043

LVIP SSgA Small-Cap Index Fund–17

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Media (continued)

	Harte-Hanks	5,900	$36,816
	Interactive Data	6,524	160,882
	Journal Communications Class A	5,938	14,548
†	Knology	4,567	23,566
	Lee Enterprises	6,279	2,574
†	Lin TV Class A	3,684	4,016
†	Live Nation	14,954	85,836
†	Martha Stewart Living Omnimedia Class A	3,354	8,720
†	Marvel Entertainment	8,940	274,904
	McClatchy Company Class A	9,200	7,360
	Media General Class A	3,102	5,429
†	Mediacom Communications	7,435	31,971
	National CineMedia	7,147	72,471
†	Outdoor Channel Holdings	3,100	23,219
†	Playboy Enterprises	3,957	8,547
	Primedia	6,160	13,367
†	R.H. Donnelley	11,600	4,292
†	RCN	5,931	34,993
†	RHI Entertainment	2,500	20,300
†	Scholastic	4,254	57,769
	Sinclair Broadcasting Group Class A	8,338	25,848
†	Valassis Communications	9,686	12,786
	Value Line	130	4,488
	World Wrestling Entertainment Class A	3,254	36,054

			1,289,853

	Metals & Mining–1.01%
†	Allied Nevada Gold	7,500	37,950
	AM Castle	2,601	28,169
	AMCOL International	4,727	99,031
†	Apex Silver Mines	8,502	8,332
†	Brush Engineered Materials	3,300	41,976
†	China Precision Steel	3,300	4,125
†	Coeur d’Alene Mines	99,486	87,548
	Compass Minerals International	5,721	335,593
†	General Moly	10,025	11,830
†	General Steel Holdings	2,000	7,880
†	Haynes International	1,985	48,871
†	Hecla Mining	30,970	86,716
†	Horsehead Holding	5,631	26,466
	Kaiser Aluminum	3,000	67,560
	Olympic Steel	1,451	29,557
	Royal Gold	5,155	253,677
†	RTI International Metals	3,794	54,292
†	Stillwater Mining	5,881	29,052
†	Universal Stainless & Alloy	1,274	18,460
	Worthington Industries	11,407	125,705

			1,402,790

	Multiline Retail–0.16%
†	99 Cents Only Stores	9,034	98,742
	Dillard Class A	8,600	34,142
	Fred’s	6,793	73,093
†	Retail Ventures	3,471	12,044
	Tuesday Morning	4,918	8,016

			226,037

	Multi-Utilities & Unregulated Power–0.60%
	Avista	9,317	180,563
	Black Hills	6,833	184,218
	CH Energy Group	2,957	151,960
	NorthWestern	6,966	163,492
	PNM Resources	15,333	154,557

			834,790

	Oil, Gas & Consumable Fuels–3.19%
†	Abraxas Petroleum	7,300	5,256
	Alon USA Energy	1,640	15,006
†	American Oil & Gas	6,600	5,280
	APCO Argentina	1,144	30,465
†	Approach Resources	1,454	10,629
†	Arena Resources	7,022	197,248
	Atlas America	6,043	89,739
†	ATP Oil & Gas	5,367	31,397
†	Aventine Renewable Energy Holdings	4,479	2,911
	Berry Petroleum Class A	7,661	57,917
†	Bill Barrett	6,491	137,155
†	BMB Munai	6,400	8,896
†	BPZ Resources	10,821	69,254
†	Brigham Exploration	7,852	25,126
†	Callon Petroleum	4,294	11,164
†	Cano Petroleum	6,400	2,816
†	Carrizo Oil & Gas	4,797	77,232
†	Cheniere Energy	8,400	23,940
†	Clayton Williams Energy	966	43,895
†	Clean Energy Fuels	3,737	22,571
†	Comstock Resources	8,314	392,838
†	Concho Resources	9,830	224,321
†	Contango Oil & Gas	2,331	131,235
	Crosstex Energy	6,197	24,168
†	CVR Energy	3,642	14,568
	Delek US Holdings	1,467	7,760
†	Delta Petroleum	11,416	54,340
†	DHT Maritime	6,226	34,492
†	Double Eagle Petroleum	1,500	10,530
†	Endeavor International	19,300	9,650
†	Energy Partners	6,642	8,967
†	Energy XXI Bermuda	23,800	18,802
†	Evergreen Energy	12,025	3,487
†	EXCO Resources	27,225	246,660
†	FX Energy	6,483	18,088
†	Gasco Energy	15,300	5,967
†	General Maritime	8,955	96,716

LVIP SSgA Small-Cap Index Fund–18

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Oil, Gas & Consumable Fuels (continued)

†	GeoGlobal Resources	4,379	$7,006
†	GeoMet	3,117	5,361
†	GeoResources	1,100	9,559
†	GMX Resources	2,760	69,883
	Golar	6,937	46,894
†	Goodrich Petroleum	3,928	117,644
†	Gran Tierra Energy	37,400	104,720
†	GreenHunter Energy	900	4,428
†	GT Solar International	5,400	15,606
†	Gulfport Energy	4,214	16,645
†	Harvest Natural Resources	7,296	31,373
†	Houston America Energy	2,800	9,464
†	International Coal Group	23,053	53,022
†	James River Coal	4,800	73,584
	Knightsbridge Tankers	3,451	50,557
†	McMoRan Exploration	10,752	105,370
†	Meridian Resource	10,872	6,197
†	National Coal	4,400	5,588
	Nordic American Tanker Shipping	6,318	213,233
†	Northern Oil And Gas	3,300	8,580
†	Oilsands Quest	33,924	24,765
†	Pacific Ethanol	4,198	1,847
†	Panhandle Oil & Gas	1,200	21,600
†	Parallel Petroleum	8,202	16,486
	Penn Virginia	7,385	191,862
†	Petroleum Development	2,820	67,877
†	Petroquest Energy	7,292	49,294
	Precision Drilling Trust	5,009	42,024
†	PrimeEnergy	100	5,195
†	Quest Resource	3,500	1,540
†	Ram Energy Resources	6,200	5,456
†	Rentech	27,396	18,629
†	Rex Energy	2,693	7,917
†	Rosetta Resources	9,309	65,908
	Ship Finance International	7,598	83,958
†	Stone Energy	5,506	60,676
†	Swift Energy	5,364	90,169
	Teekay Tankers Class A	2,937	37,300
†	Toreador Resources	2,447	13,434
†	Tri-Valley	3,900	7,020
†	TXCO Resources	7,161	10,670
†	Uranium Resources	6,572	5,060
†	USEC	21,852	98,115
†	Vaalco Energy	11,892	88,476
†	Venoco	3,276	8,878
†	Warren Resources	11,392	22,670
	Western Refining	4,900	38,024
†	Westmoreland Coal	1,700	18,870
	World Fuel Services	5,329	197,173

			4,426,093

	Paper & Forest Products–0.32%
	AbitibiBowater	11,129	5,231
†	Buckeye Technologies	7,723	28,112
†	Clearwater Paper	4,118	34,550
	Deltic Timber	2,029	92,826
	Glatfelter	7,583	70,522
†	Kapstone Paper & Packaging	3,400	8,092
	Louisiana-Pacific	15,800	24,648
†	Mercer International	4,495	8,630
	Neenah Paper	2,132	18,847
	Schweitzer-Mauduit International	2,888	57,818
†	Verso Paper	2,700	2,781
	Wausau Paper	7,803	89,266

			441,323

	Personal Products–0.43%
†	American Oriental Bioengineering	11,167	75,824
†	Chattem	3,015	215,663
†	China Sky One Medical	1,500	23,985
†	Elizabeth Arden	4,223	53,252
	Inter Parfums	2,336	17,937
	Mannatech	2,245	5,500
	Nu Skin Enterprises Class A	8,295	86,517
†	Prestige Brands Holdings	6,153	64,914
†	Schiff Nutrition International	1,300	7,761
†	USANA Health Sciences	1,452	49,716

			601,069

	Pharmaceuticals–1.38%
†	Acura Pharmaceuticals	2,300	16,882
†	Adolor	7,500	12,450
†	Akorn	7,878	18,119
†	Alexza Pharmaceuticals	2,367	7,503
†	Ardea Biosciences	2,000	23,940
†	Auxilium Pharmaceuticals	7,244	206,020
†	Biodel	1,970	9,495
†	BioForm Medical	2,083	1,896
†	BioMimetic Therapeutics	2,351	21,676
†	Cadence Pharmaceuticals	3,732	26,982
†	Caraco Pharmaceutical Laboratories	1,637	9,691
†	Columbia Laboratories	8,400	10,668
†	Cypress Bioscience	7,103	48,585
†	Depomed	8,700	14,355
†	Discovery Laboratories	15,562	17,429
†	DURECT	14,260	48,341
†	Inspire Pharmaceuticals	7,400	26,640
†	Javelin Pharmaceuticals	10,358	12,948
†	Jazz Pharmaceuticals	1,141	2,202
†	KV Pharmaceutical Class A	4,967	14,305
†	MAP Pharmaceuticals	1,100	7,678
†	Medicines	9,797	144,310
	Medicis Pharmaceutical Class A	9,830	136,637
†	Middlebrook Pharmaceutical	6,800	10,200

LVIP SSgA Small-Cap Index Fund–19

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Pharmaceuticals (continued)

†	Noven Pharmaceuticals	5,308	$58,388
†	Obagi Medical Products	3,227	24,073
†	Optimer Pharmaceuticals	4,300	52,073
†	Pain Therapeutics	5,812	34,407
†	Par Pharmaceuticals	6,214	83,330
†	POZEN	3,806	19,182
†	Questcor Pharmaceuticals	9,100	84,721
†	Salix Pharmaceuticals	8,718	76,980
†	Sucampo Pharmaceuticals Class A	1,300	7,475
	Valeant Pharmaceuticals International	11,347	259,847
†	Viropharma	14,078	183,296
†	Vivus	12,095	64,345
†	XenoPort	4,744	118,980

			1,916,049

	Real Estate Investment Trusts–5.68%
	Acadia Realty Trust	5,424	77,400
	Agree Realty	1,237	22,427
†	Alexander’s	377	96,097
	American Campus Communities	7,397	151,491
†	American Capital Agency	1,800	38,448
	Anthracite Capital	9,363	20,879
	Anworth Mortgage Asset	16,790	107,960
	Arbor Realty Trust	1,693	4,994
	Ashford Hospitality Trust	18,881	21,713
	Associated Estates Realty	2,834	25,874
	BioMed Realty Trust	14,342	168,088
	Capital Trust	2,575	9,270
	CapLease	7,368	12,747
	Capstead Mortgage	10,900	117,393
†	Care Investment Trust	2,500	19,475
	Cedar Shopping Centers	6,180	43,754
	Chimera Investment	24,795	85,543
	Cogdell Spencer	1,900	17,784
	Colonial Properties Trust	8,700	72,471
	Corporate Office Properties Trust	7,429	228,070
	Cousins Properties	7,782	107,781
	DCT Industrial Trust	30,361	153,627
	DiamondRock Hospitality	17,349	87,959
	DuPont Fabros Technology	2,014	4,169
	EastGroup Properties	4,440	157,975
	Education Realty Trust	5,761	30,072
	Entertainment Properties Trust	5,801	172,870
	Equity Lifestyle Properties	3,568	136,868
	Equity One	5,478	96,961
	Extra Space Storage	15,278	157,669
	FelCor Lodging Trust	12,578	23,144
	First Industrial Realty Trust	8,073	60,951
	First Potomac Realty Trust	5,587	51,959
	Franklin Street Properties	10,539	155,450
	Friedman Billings Ramsey Group Class A	20,403	3,469
	Getty Realty	3,159	66,529
	Glimcher Realty Trust	7,817	21,966
	Gramercy Capital	6,211	7,950
†	Hatteras Financial	2,800	74,480
	Healthcare Realty Trust	10,322	242,361
	Hersha Hospitality Trust	9,990	29,970
	Highwoods Properties	11,442	313,053
	Home Properties	5,594	227,116
	Inland Real Estate	10,249	133,032
	Investors Real Estate Trust	9,695	103,833
	JER Investors Trust	2,824	2,626
	Kite Realty Group Trust	5,366	29,835
	LaSalle Hotel Properties	7,161	79,129
	Lexington Reality Trust	13,747	68,735
	LTC Properties	4,216	85,500
	Maguire Properties	6,041	8,820
	Medical Properties Trust	11,021	69,543
	MFA Mortgage Investments	36,721	216,287
	Mid-America Apartment Communities	5,008	186,097
	Mission West Properties	3,690	28,229
†	Monmouth Real Esate Investment	3,700	25,900
	National Health Investors	3,961	108,650
	National Retail Properties	13,754	236,431
	Newcastle Investment	8,533	7,168
	NorthStar Realty Finance	10,847	42,412
	Omega Healthcare Investors	14,275	227,972
†	One Liberty Properties	1,500	13,200
	Parkway Properties	2,862	51,516
	Pennsylvania Real Estate Investment Trust	7,123	53,066
	Post Properties	7,508	123,882
	Potlatch	7,063	183,709
	PS Business Parks	2,682	119,778
	RAIT Investment Trust	10,995	28,587
	Ramco-Gershenson Properties Trust	2,659	16,433
	Realty Income	18,472	427,628
	Redwood Trust	5,960	88,864
	Resource Capital	3,593	13,761
	Saul Centers	1,703	67,269
	Senior Housing Properties Trust	20,840	373,453
	Sovran Self Storage	3,931	141,516
	Strategic Hotel & Resorts	11,105	18,656
	Sun Communities	3,126	43,764
	Sunstone Hotel Investors	8,892	55,041
	Tanger Factory Outlet Centers	5,840	219,701
	Universal Health Realty Income Trust	2,408	79,247
	Urstadt Biddle Properties	3,742	59,610
	U-Store-It Trust	7,806	34,737

LVIP SSgA Small-Cap Index Fund–20

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Real Estate Investment Trusts (continued)

	Washington Real Estate Investment Trust	9,204	$260,473
	Winthrop Realty Trust	1,898	20,576

			7,880,893

	Real Estate Management & Development–0.17%
†	Avatar Holdings	1,177	31,214
	Consolidated-Tomoka Land	992	37,884
†	Forestar Real Estate Group	6,900	65,687
†	FX Real Estate & Entertainment	979	147
	Grubb & Ellis	5,849	7,253
†	Maui Land & Pineapple	653	8,770
†	Meruelo Maddux Properties	5,948	7,376
†	Stratus Properties	878	10,940
†	Tejon Ranch	2,190	54,181
	Thomas Properties Group	3,530	9,143

			232,595

	Road & Rail–0.81%
†	Amerco	1,869	64,537
	Arkansas Best	4,055	122,096
†	Celadon Group	3,577	30,512
†	Dollar Thrifty Automotive Group	3,140	3,423
†	Genesee & Wyoming Class A	5,335	162,717
	Heartland Express	9,648	152,052
	Knight Transportation	10,722	172,838
†	Marten Transport	2,789	52,879
†	Old Dominion Freight Line	5,136	146,171
†	Patriot Transportation Holding	258	18,078
†	Saia	1,949	21,166
†	Universal Truckload Services	905	12,815
	Werner Enterprises	7,343	127,328
†	YRC Worldwide	10,900	31,283

			1,117,895

	Semiconductors & Semiconductor Equipment–2.60%
†	Actel	4,649	54,486
†	Advanced Analogic Technology	8,989	27,147
†	Advanced Energy Industries	5,260	52,337
†	Amkor Technology	20,105	43,829
†	Anadigics	9,220	13,646
†	Applied Micro Circuits	12,866	50,563
†	Asyst Technologies	6,638	1,660
†	Atheros Communications	10,257	146,778
†	ATMI	6,201	95,681
†	AuthenTec	4,156	6,941
†	Axcelis Technologies	16,106	8,214
†	Brooks Automation	12,074	70,150
†	Cabot Microelectronics	4,244	110,641
†	Cavium Networks	4,797	50,416
†	Ceva	3,600	25,200
†	Cirrus Logic	12,806	34,320
	Cohu	4,578	55,623
†	Cymer	5,337	116,934
†	Diodes	5,648	34,227
†	DSP Group	4,678	37,518
†	Emcore	11,700	15,210
†	Entegris	22,188	48,592
†	Entropic Communications	912	456
†	Exar	6,413	42,775
†	FEI	6,497	122,533
†	FormFactor	8,419	122,917
†	Hittite Microwave	3,769	111,035
†	IXYS	4,155	34,320
†	Kopin	12,000	24,480
†	Kulicke & Soffa Industries	7,733	13,146
†	Lattice Semiconductor	21,994	33,211
†	LTX	24,612	6,645
†	Mattson Technology	7,579	10,686
	Micrel	9,639	70,461
†	Microsemi	13,965	176,518
†	Microtune	9,022	18,405
†	MIPS Technologies	5,638	6,258
†	MKS Instruments	8,712	128,850
†	Monolithic Power Systems	5,214	65,749
†	Netlogic Microsystems	2,908	64,005
†	NVE	800	20,904
†	OmniVision Technologies	9,468	49,707
†	Pericom Semiconductor	3,401	18,638
†	Photronics	6,172	12,035
†	PLX Technology	4,408	7,582
†	PMC-Sierra	38,465	186,940
†	Power Integrations	5,400	107,352
†	RF Micro Devices	39,757	31,010
†	Rubicon Technology	2,201	9,376
†	Rudolph Technologies	5,612	19,810
†	Semitool	3,133	9,556
†	Semtech	10,852	122,302
†	Sigma Designs	4,091	38,865
†	Silicon Image	13,175	55,335
†	Silicon Storage Technology	12,364	28,314
†	SiRF Technology Holdings	8,897	11,388
†	Skyworks Solutions	28,070	155,508
†	Spansion	22,145	4,192
†	Standard Microsystems	3,730	60,948
†	Supertex	2,091	50,205
†	Techwell	2,516	16,354
†	Tessera Technologies	8,455	100,445
†	Transmeta	2,200	40,040
†	Trident Microsystems	12,089	22,848
†	TriQuint Semiconductor	27,349	94,081
†	Ultra Clean Holdings	2,213	4,448
†	Ultratech	4,002	47,864

LVIP SSgA Small-Cap Index Fund–21

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Semiconductors & Semiconductor Equipment (continued)

†	Veeco Instruments	6,350	$40,259
†	Volterra Semiconductor	4,104	29,344
†	Zoran	9,286	63,423

			3,611,636

	Software–3.91%
†	ACI Worldwide	6,716	106,784
†	Actuate	6,229	18,438
†	Advent Software	2,958	59,071
†	American Software Class A	4,200	19,740
†	ArcSight	744	5,959
	Blackbaud	8,076	109,026
†	Blackboard	5,295	138,888
†	Bottomline Technologies	3,577	25,397
†	Callidus Software	5,400	16,146
†	Commvault Systems	8,267	110,860
†	Concur Technologies	7,628	250,351
†	Deltek	1,186	5,503
†	DemandTec	3,500	28,245
†	Digimarc	1,000	10,020
†	Double-Take Software	2,981	26,740
†	Ebix	1,200	28,680
†	Entrust	10,700	16,906
†	Epicor Software	11,841	56,837
†	EPIQ Systems	6,157	102,883
	Fair Isaac	8,600	144,996
†	FalconStor Software	7,036	19,560
†	Guidance Software	1,900	7,752
	Henry (Jack) & Associates	13,132	254,892
†	i2 Technologies	2,230	14,250
†	Informatica	16,266	223,332
†	Interactive Intelligence	2,819	18,070
†	JDA Software Group	4,724	62,026
†	Kenexa	3,869	30,875
†	Lawson Software	21,164	100,317
†	Macrovision Solutions	14,526	183,754
†	Magma Design Automation	5,700	5,814
†	Manhattan Associates	4,174	65,991
†	Mastech Holdings	255	607
†	Mentor Graphics	15,934	82,379
†	MICROS Systems	15,013	245,012
†	MicroStrategy	1,777	65,980
†	Midway Games	3,820	726
†	Monotype Imaging Holdings	1,802	10,452
†	MSC.Software	8,828	58,971
†	Net 1 UEPS Technologies	8,945	122,547
†	Netscout Systems	4,800	41,376
†	NetSuite	970	8,187
†	OpenTV	10,925	13,438
†	Opnet Technologies	2,500	24,650
†	Parametric Technology	20,214	255,706
	Pegasystems	2,924	36,141
†	Phoenix Technologies	4,600	16,100
†	Progress Software	7,229	139,231
†	PROS Holdings	1,384	7,958
	QAD	2,122	8,891
	Quality Systems	3,071	133,957
†	Quest Software	12,294	154,781
†	Radiant Systems	3,739	12,600
	Renaissance Learning	1,910	17,171
†	Smith Micro Software	6,235	34,667
†	Solera Holdings	9,101	219,334
†	Sonic Solutions	2,921	5,141
†	Sourcefire	3,675	20,580
†	SPSS	3,499	94,333
†	SuccessFactors	3,913	22,461
†	Sybase	14,327	354,879
†	Symyx Technologies	5,958	35,391
†	Synchronoss Technolgies	4,039	43,056
†	Take-Two Interactive Software	13,604	102,846
†	Taleo Class A	5,215	40,833
†	Telecommunication Systems Class A	6,100	52,399
†	THQ	11,025	46,195
†	TIBCO Software	32,927	170,891
†	Tivo	17,936	128,422
†	Tyler Technologies	6,896	82,614
†	Ultimate Software Group	4,403	64,284
†	Unica	3,744	20,517
†	Vasco Data Security International	4,783	49,408
†	Wind River Systems	12,851	116,045

			5,429,260

	Specialty Retail–2.41%
	Aaron Rents	8,321	221,505
†	Aeropostale	11,863	190,994
†	America’s Car-Mart	2,300	31,763
	Asbury Automotive Group	5,113	23,366
	Bebe Stores	6,269	46,829
	Big 5 Sporting Goods	3,121	16,260
	Blockbuster Class A	29,362	36,115
	Borders Group	12,179	4,872
	Brown Shoe	7,784	65,930
	Buckle	4,182	91,251
†	Build-A-Bear Workshop	2,089	10,153
†	Cabela’s	6,887	40,151
†	Cache	2,435	4,919
†	Casual Male Retail Group	4,696	2,442
	Cato Class A	5,579	84,243
†	Charlotte Russe Holding	3,612	23,442
†	Charming Shoppes	19,343	47,197
†	Chico’S FAS	31,200	130,416
†	Children’s Place Retail Stores	4,042	87,631

LVIP SSgA Small-Cap Index Fund–22

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

	Christopher & Banks	7,454	$41,742
†	Citi Trends	2,336	34,386
†	Coldwater Creek	9,400	26,790
†	Collective Brands	11,283	132,237
†	Conn’s	1,402	11,889
†	Dress Barn	8,563	91,967
†	DSW Class A	2,265	28,222
	Finish Line Class A	6,886	38,562
†	Genesco	3,362	56,885
	Group 1 Automotive	3,938	42,412
†	Gymboree	5,079	132,511
	Haverty Furniture	2,520	23,512
†	hhgregg	1,640	14,235
†	Hibbett Sports	5,522	86,751
†	Hot Topic	8,167	75,708
†	J. Crew Group	7,651	93,342
†	Jo-Ann Stores	4,793	74,244
†	Jos. A. Bank Clothiers	3,096	80,960
†	Lumber Liquidators	1,700	17,952
†	MarineMax	2,433	8,248
	Men’s Wearhouse	9,008	121,968
†	Midas	2,231	23,403
	Monro Muffler	2,915	74,333
†	New York & Co.	4,443	10,308
†	Pacific Sunwear of California	10,663	16,954
	PEP Boys-Manny Moe & Jack	8,774	36,237
†	Pier 1 Imports	17,380	6,431
†	Rent-A-Center	11,672	206,011
†	Rex Stores	1,600	12,912
†	Sally Beauty Holdings	15,839	90,124
†	Shoe Carnival	1,431	13,666
	Sonic Automotive Class A	4,290	17,074
	Stage Stores	7,537	62,180
	Stein Mart	4,202	4,748
	Syms	1,300	11,544
†	Systemax	1,597	17,200
	Talbots	4,010	9,584
†	Tractor Supply	5,800	209,612
†	Tween Brands	4,053	17,509
†	Ulta Salon Cosmetics & Fragrance	3,426	28,367
†	Wet Seal Class A	14,496	43,053
†	Zale	5,362	17,855
†	Zumiez	2,798	20,845

			3,343,952

	Textiles, Apparel & Luxury Goods–1.42%
†	American Apparel	5,800	11,542
†	Carter’s	9,952	191,676
	Cherokee	1,120	19,432
	Columbia Sportswear	2,229	78,840
†	CROCS	13,000	16,120
†	Deckers Outdoor	2,332	186,257
†	FGX International Holdings	2,582	35,477
†	Fossil	8,026	134,034
†	Fuqi International	2,000	12,520
†	G-III Apparel Group	2,917	18,640
†	Iconix Brand Group	10,255	100,294
	K-Swiss	4,485	51,129
	Kenneth Cole Productions Class A	1,306	9,246
†	lululemon athletica	2,910	23,076
†	Madden (Steven)	3,180	67,798
†	Maidenform Brands	3,429	34,804
	Movado Group	2,350	22,067
	Oxford Industries	2,610	22,890
†	Perry Ellis International	1,762	11,171
†	Quiksilver	20,854	38,371
†	Skechers U.S.A. Class A	6,010	77,048
†	Timberland	8,593	99,249
†	True Religion Apparel	2,680	33,339
†	Under Armour Class A	5,741	136,865
	Unifi	8,500	23,970
	UniFirst	2,774	82,360
†	Volcom	2,901	31,621
†	Warnaco Group	8,486	166,580
	Weyco Group	1,420	46,931
	Wolverine World Wide	8,829	185,762

			1,969,109

	Thrift & Mortgage Finance–1.74%
	Abington Bancorp	4,139	38,286
	Anchor Bancorp Wisconsin	2,848	7,860
	Bank Mutual	8,583	99,048
	BankFinancial	3,348	34,116
†	Beneficial Mutual Bancorp	5,284	59,445
	Berkshire Hills Bancorp	2,190	67,583
	Brookline Bancorp	11,089	118,098
†	Brooklyn Federal Bancorp	700	9,835
	Clifton Savings Bancorp	1,341	15,904
	Corus Bankshares	5,048	5,603
†	Danvers Bancorp	3,100	41,447
	Dime Community Bancshares	3,952	52,562
†	Doral Financial	490	3,675
†	Encore Bancshares	1,200	13,200
†	Essa Bancorp	2,900	40,977
	Federal Agricultural Mortgage Class C	1,534	5,369
	First Financial Holdings	1,840	37,242
†	First Financial Northwest	3,900	36,426
	First Niagara Financial Group	21,341	345,083
	First Place Financial	2,549	9,763
†	FirstFed Financial	2,154	3,770
	Flagstar Bancorp	8,973	6,371
	Flushing Financial	4,159	49,742

LVIP SSgA Small-Cap Index Fund–23

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Thrift & Mortgage Finance (continued)

†	Fox Chase Bancorp	1,600	$17,600
†	Guaranty Financial Group	17,700	46,197
	Home Federal Bancorp	1,800	19,296
	Kearny Financial	3,277	41,946
†	Meridian Interstate Bancorp	2,100	19,425
	NASB Financial	614	16,578
	NewAlliance Bancshares	19,052	250,914
	Northwest Bancorp	3,396	72,606
	OceanFirst Financial	1,600	26,560
†	Ocwen Financial	6,779	62,231
†	Oritani Financial	2,174	36,632
	PMI Group	13,600	26,520
	Provident Financial Services	10,381	158,829
	Provident New York Bancorp	7,946	98,530
	Radian Group	14,200	52,256
	Rockville Financial	1,679	23,456
	Roma Financial	1,435	18,067
	Trustco Bank	13,175	125,294
	United Community Financial	3,999	3,599
†	United Financial Bancorp	3,100	46,934
	ViewPoint Financial	1,600	25,680
	W Holding	265	2,730
†	Waterstone Financial	1,430	4,791
	Westfield Financial	5,292	54,613
	WSFS Financial	1,235	59,268

			2,411,957

	Tobacco–0.23%
†	Alliance One International	14,971	44,015
†	Star Scientific	13,200	50,556
	Universal	4,730	141,284
	Vector Group	5,551	75,605

			311,460

	Trading Company & Distributors–0.66%
	Aceto	4,300	43,043
	Aircastle	7,600	36,328
	Applied Industrial Technologies	7,909	149,638
†	Beacon Roofing Supply	8,348	115,870
†	DXP Enterprises	1,400	20,454
†	H&E Equipment Services	2,235	17,232
	Houston Wire & Cable	2,875	26,766
†	Interline Brands	5,596	59,485
	Kaman Class A	4,889	88,638
	Lawson Products	479	10,945
†	RSC Holdings	9,182	78,231
†	Rush Enterprises	6,846	58,670
	TAL International Group	2,388	33,671
	Textainer Group Holdings	1,173	12,434
	Watsco	4,166	159,975

			911,380

	Transportation Infrastructure–0.00%
†	CAI International	1,400	4,438

			4,438

	Water Utilities–0.34%
	American States Water	3,074	101,381
†	Cadiz	1,798	22,493
	California Water Service Group	3,451	160,229
	Connecticut Water Service	1,500	35,415
	Consolidated Water	2,776	34,700
	Middlesex Water	2,300	39,629
	SJW	2,134	63,892
	Southwest Water	3,591	11,563

			469,302

	Wireless Telecommunication Services–0.22%
†	Centennial Communications	11,977	96,535
†	FiberTower	14,990	2,398
†	ICO Global Communications Holdings	14,921	16,861
†	iPCS	3,605	24,730
†	Syniverse Holdings	8,798	105,049
†	Terrestar	9,800	3,920
†	USA Mobility	4,218	48,802
†	Virgin Mobile USA	3,624	3,044

			301,339

	Total Common Stock (Cost $216,059,845)		133,889,914

	WARRANTS–0.00%
†#	Greenhunter Energy Warrants 144A, exercise price $27.50, expiration date 8/27/11	90	0
†∏	Lantronix Warrants, exercise price $4.68, expiration date 2/9/11	316	0

	Total Warrants (Cost $0)		0

		Principal
		Amount
		(U.S. $)

¥≠	U.S. TREASURY OBLIGATIONS–0.40%
	U.S. Treasury Bill 0.000% 3/12/09	$17,000	16,999
	0.064% 6/11/09	541,000	540,707

	Total U.S. Treasury Obligations (Cost $557,545)		557,706

LVIP SSgA Small-Cap Index Fund–24

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

SHORT-TERM INVESTMENT–3.01%
Money Market Mutual Fund–3.01%
Dreyfus Treasury & Agency Cash Management Fund	$4,174,268	$4,174,268

Total Short-Term Investment (Cost $4,174,268)		4,174,268

TOTAL VALUE OF SECURITIES–99.92% (Cost $220,791,658)	$138,621,888

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	117,148

NET ASSETS APPLICABLE TO 12,154,400 SHARES OUTSTANDING–100.00%	$138,739,036

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($112,717,268 / 9,876,484 Shares)	$11.413

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($26,021,768 / 2,277,916 Shares)	$11.423

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$222,722,145
Undistributed net investment income	583,630
Accumulated net realized loss on investments	(2,615,981)
Net unrealized depreciation of investments	(81,950,758)

Total net assets	$138,739,036

≠	The rate shown is the effective yield at the time of purchase.

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of restricted securities was $0 or 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¥	Fully or partially pledged as collateral for financial futures contracts.

The following financial futures contract was outstanding at December 31, 2008:

Financial Futures Contract1

Contract	Notional	Notional		Unrealized
to Buy	Cost	Value	Expiration Date	Appreciation

92 Russell 2000 Mini Index	$4,323,028	$4,542,040	3/20/09	$219,012

	$4,323,028	$4,542,040		$219,012

The use financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP SSgA Small-Cap Index Fund–25

LVIP SSgA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$2,430,219
Income from affiliated investment companies	57,280
Interest	74,628
Other income	52,310
Foreign tax withheld	(653)

2,613,784

EXPENSES:
Management fees	512,044
Accounting and administration expenses	74,810
Reports and statements to shareholders	71,249
Distribution expenses-Service Class	35,749
Russell 2000 Index fees	31,893
Professional fees	21,523
Custodian fees	9,232
Trustees’ fees	3,761
Other	24,882

785,143
Less expenses waived/reimbursed	(23,216)
Less expense paid indirectly	(625)

Total operating expenses	761,302

NET INVESTMENT INCOME	1,852,482

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(1,149,362)
Futures contracts	(919,851)

Net realized loss	(2,069,213)
Net change in unrealized appreciation/depreciation of investments	(65,306,304)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(67,375,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,523,035)

See accompanying notes

LVIP SSgA Small-Cap Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,852,482	$1,481,422
Net realized gain (loss) on investments	(2,069,213)	17,272,668
Net change in unrealized appreciation/depreciation of investments	(65,306,304)	(24,324,322)

Net decrease in net assets resulting from operations	(65,523,035)	(5,570,232)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,424,965)	(1,098,144)
Service Class	(187,205)	(27,824)
Net realized gain on investments:
Standard Class	(13,679,112)	—
Service Class	(1,435,394)	—

	(16,726,676)	(1,125,968)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	51,719,143	127,578,359
Service Class	30,331,218	8,310,567
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	15,104,077	1,098,144
Service Class	1,622,599	27,824

	98,777,037	137,014,894

Cost of shares repurchased:
Standard Class	(46,189,091)	(27,418,975)
Service Class	(5,241,641)	(563,000)

	(51,430,732)	(27,981,975)

Increase in net assets derived from capital share transactions	47,346,305	109,032,919

NET INCREASE (DECREASE) IN NET ASSETS	(34,903,406)	102,336,719
NET ASSETS:
Beginning of year	173,642,442	71,305,723

End of year (including undistributed net investment income of $583,630 and $355,454, respectively)	$138,739,036	$173,642,442

See accompanying notes

LVIP SSgA Small-Cap Index Fund–26

LVIP SSgA Small-Cap Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/08[2]	12/31/07[3]	12/31/06		12/31/05		12/31/04

Net asset value, beginning of period	$19.096	$18.450	$16.316		$14.573		$13.721

Income (loss) from investment operations:
Net investment income (loss)[4]	0.186	0.181	(0.044)		(0.090)		(0.100)
Net realized and unrealized gain (loss) on investments	(6.173)	0.590	2.178		1.833		0.952

Total from investment operations	(5.987)	0.771	2.134		1.743		0.852

Less dividends and distributions from:
Net investment income	(0.149)	(0.125)	—		—		—
Net realized gain on investments	(1.547)	—	—		—		—

Total dividends and distributions	(1.696)	(0.125)	—		—		—

Net asset value, end of period	$11.413	$19.096	$18.450		$16.316		$14.573

Total return[5]	(33.97% )	4.18%	13.08%		11.96%		6.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,717	$166,199	$71,306		$70,150		$67,705
Ratio of expenses to average net assets	0.45%	0.52%	0.86%		0.85%		0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.47%	0.56%	0.86%		0.85%		0.87%
Ratio of net investment income (loss) to average net assets	1.18%	1.13%	(0.25%	)	(0.57%	)	(0.69%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.16%	1.09%	(0.25%	)	(0.57%	)	(0.69%	)
Portfolio turnover	37%	119%	222%		133%		125%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (JPVF Fund).

The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	Commencing April 30, 2007, Mellon Capital Management Corporation replaced Lord, Abbett & Co. LLC as the Fund’s sub-advisor.

[4]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[5]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Small-Cap Index Fund–27

LVIP SSgA Small-Cap Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap
	Index Fund Service Class
		4/30/07[2]
	Year Ended	to
	12/31/2008[1]	12/31/07

Net asset value, beginning of period	$19.090	$20.355

Income (loss) from investment operations:
Net investment income[3]	0.149	0.162
Net realized and unrealized loss on investments	(6.165)	(1.329)

Total from investment operations	(6.016)	(1.167)

Less dividends and distributions from:
Net investment income	(0.104)	(0.098)
Net realized gain on investments	(1.547)	—

Total dividends and distributions	(1.651)	(0.098)

Net asset value, end of period	$11.423	$19.090

Total return[4]	(34.14% )	(5.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,022	$7,443
Ratio of expenses to average net assets	0.70%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.72%	0.74%
Ratio of net investment income to average net assets	0.93%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.91%	1.15%
Portfolio turnover	37%	119% [5]

[1]	Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP SSgA Small-Cap Index Fund–28

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (formerly, LVIP Small-Cap Index Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $12,391 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.46% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Effective April 30, 2008, SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.03% of the first $500 million of the Fund’s average daily net assets; and 0.02% of the Fund’s average daily net assets in excess of $500 million, subject to annual minimum of $100,000. Prior to May 1, 2008, Mellon Capital Management Corporation served as the Fund’s sub-advisor under a similar fee structure.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $3,997 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $9,414 and $5,436, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$22,924
Fees Payable to DSC	270
Distribution Fees Payable to LFD	4,779

During the year ended December 31, 2008, the Fund invested in the Dreyfus Cash Management Fund, an open-end management investment company that was managed by the Fund’s prior Sub-Advisor. For the period January 1, 2008 through April 30, 2008, the Fund received distributions from the Dreyfus Treasury & Agency Cash Management Fund of $57,280.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $88,112,634 and sales of $57,813,994 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $221,909,587. At December 31, 2008, net unrealized depreciation was $83,287,699, of which $3,761,760 related to unrealized appreciation of investments and $87,049,459 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity
The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$138,621,888	$—
Level 2	—	219,012
Level 3	—	—

Total	$138,621,888	$219,012

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$14,382,952	$1,125,968
Long-term capital gain	2,343,724	—

Total	$16,726,676	$1,125,968

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$222,722,145
Undistributed ordinary income	817,833
Post-October losses	(1,513,243)
Unrealized depreciation of investments	(83,287,699)

Net assets	$138,739,036

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investments, partnership income and mark-to-market on futures contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income and return of capital from investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(12,136)	$11,312	$824

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	3,183,152	6,148,797
Service Class	2,152,589	416,755
Shares issued upon reinvestment of dividends and distributions:
Standard Class	927,207	57,546
Service Class	101,046	1,458

	6,363,994	6,624,556

Shares repurchased:
Standard Class	(2,937,054)	(1,367,926)
Service Class	(365,629)	(28,303)

	(3,302,683)	(1,396,229)

Net increase	3,061,311	5,228,327

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

7.	Financial Futures Contracts.
The Fund may invest in financial futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

8.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in real estate investment trusts (REITs) and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the limit on investments in illiquid securities. As of December 31, 2008, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA Small-Cap Index Fund–32

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

14.01%	85.99%	100.00%	12.14%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement with LIAC

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s investment management and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain Funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the SSgA Small-Cap Index Fund continue to be fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement with LIAC and the fees and other amounts to be paid under the agreement.

LVIP SSgA Small-Cap Index Fund–34

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP SSgA Small-Cap Index Fund–35

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund–36

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP SSgA Bond Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Credit Quality Breakdown	3
Statement of Net Assets	4
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	25
Other Fund Information	26
Officer/Trustee Information	27

LVIP SSgA Bond Index Fund
2008 Annual Report Commentary

The Fund returned 3.30% (Standard Class shares with distributions reinvested) since inception on May 1, 2008 through December 31, 2008, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, returned 3.22%.

For 2008, all of the larger spread sectors posted negative excess returns. Other than a significant but brief tightening of spread product during April and May in response to the economy’s bounce from fiscal stimulus in the form of tax rebates, this relative underperformance set the tone for what would be the most challenging year in the modern history of the fixed income markets. With this brief exception, month after month new records were set for underperformance and incremental yield across risk assets, be they higher or lower in quality. Continued and worsening housing woes and the broader economic crisis they have spawned have forced governments, regulators and markets into uncharted territory. The Fed has cut interest rates seven times in 2008 and promised additional “quantitative” easing measures. The Treasury has made many direct investments into both securities markets and private entities to help maintain order. Both these institutions, as well as others globally, are redefining their roles in the global financial markets. Those markets are now forced to re-evaluate how and at what levels risk capital is lent and priced. The final chapter remains unwritten, but tentative signs of market improvement have been demonstrated. Perhaps the most daunting challenge for 2009 will come in the form of a global economy in recession, with few predicting an upturn before late in the year.

The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

Factors that contribute to tracking error volatility include fees, sampling error, and transaction costs. Moreover, the period under discussion encompasses the Fund’s inception as well as the initial period of asset growth. It is expected that trading costs impacted the Fund more adversely during this initial period of high percentage growth.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Passive Fixed Income Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,330 for the Standard Class shares and $10,314 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have grown to $10,322. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Ended
Total returns on investment	12/31/08

Standard Class Shares

Inception (5/1/08)	+3.30%

Service Class Shares

Inception (5/1/08)	+3.14%

*	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Credit Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$1,047.60	0.39%	$2.01
Service Class Shares	1,000.00	1,046.30	0.64%	3.29

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.18	0.39%	$1.98
Service Class Shares	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Sector Allocation and Credit Quality Breakdown
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Mortgage-Backed Securities	39.32%

Agency Obligations	9.01%

Commercial Mortgage-Backed Securities	3.42%

Corporate Bonds	17.21%

Aerospace & Defense	0.22%
Air Freight & Logistics	0.05%
Automobiles	0.05%
Beverages	0.32%
Biotechnology	0.05%
Capital Markets	2.66%
Chemicals	0.19%
Commercial Banks	1.32%
Commercial Services & Supplies	0.09%
Communications Equipment	0.10%
Computers & Peripherals	0.24%
Construction Materials	0.05%
Consumer Finance	0.41%
Diversified Financial Services	2.60%
Diversified Telecommunications Services	1.24%
Electric Utilities	1.36%
Electrical Equipment	0.03%
Electronics Equipment & Components	0.01%
Energy Equipment & Services	0.08%
Food & Staples Retailing	0.36%
Food Products	0.38%
Health Care Equipment & Supplies	0.06%
Health Care Providers & Services	0.19%
Hotels, Restaurants & Leisure	0.06%
Household Durables	0.02%
Household Products	0.11%
Independent Power Producers & Energy Traders	0.01%
Industrial Conglomerates	0.19%
Insurance	0.59%
IT Services	0.01%
Machinery	0.10%
Media	0.74%
Metals & Mining	0.34%
Multi-Utilities	0.14%
Multiline Retail	0.15%
Office Electronics	0.07%
Oil, Gas & Consumable Fuels	0.99%
Paper & Forest Products	0.03%
Pharmaceuticals	0.59%
Real Estate Investment Trusts	0.20%
Road & Rail	0.21%
Software & Services	0.13%
Specialty Retail	0.08%
Tobacco	0.17%
Wireless Telecommunication Services	0.22%

Municipal Bonds	0.13%

Non-Agency Asset-Backed Securities	0.15%

Regional Authorities	0.37%

Sovereign Agencies	0.12%

Sovereign Debt	1.01%

Supranational Banks	1.07%

U.S. Treasury Obligations	27.00%

Preferred Stock	0.05%

Short-Term Investment	5.62%

Total Value of Securities	104.48%

Liabilities Net of Receivables and Other Assets	(4.48%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)

AAA	82.80%
AA	3.20%
A	8.80%
BBB	5.20%

Total	100.00%

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund
Statement of Net Assets
December 31, 2008

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES – 39.32%
•	Fannie Mae ARM
	4.935% 7/1/38	$345,106	$349,939
	5.207% 7/1/38	481,639	489,359
	5.56% 9/1/37	1,070,906	1,095,071
	5.562% 9/1/38	999,792	1,021,709
	Fannie Mae S.F. 15 yr
	4.50% 6/1/23	994,045	1,017,476
	4.50% 11/1/23	596,659	610,723
	5.00% 4/1/21	798,017	820,693
	5.00% 4/1/23	483,730	497,248
	5.50% 4/1/22	630,459	650,415
	6.00% 8/1/22	139,154	144,559
	6.00% 8/1/23	97,744	101,531
	Fannie Mae S.F. 30 yr
	4.50% 9/1/35	1,262,789	1,282,161
	4.50% 4/1/38	499,950	507,464
	5.00% 9/1/33	1,576,200	1,613,455
	5.00% 11/1/34	1,013,015	1,036,326
	5.00% 6/1/35	1,031,023	1,054,748
	5.00% 10/1/35	1,713,956	1,752,325
	5.00% 11/1/36	245,277	250,921
	5.00% 4/1/38	74,593	76,239
	5.00% 7/1/38	424,597	433,969
	5.00% 11/1/38	749,254	765,794
	5.50% 5/1/34	1,114,796	1,145,500
	5.50% 10/1/34	1,069,300	1,098,083
	5.50% 12/1/35	1,253,059	1,286,005
	5.50% 12/1/35	1,539,864	1,580,351
	5.50% 5/1/37	1,340,047	1,375,205
	5.50% 6/1/37	1,422,126	1,459,437
	5.50% 11/1/37	23,022	23,626
	5.50% 12/1/37	23,148	23,755
	5.50% 2/1/38	498,743	511,779
	5.50% 2/1/38	1,980,111	2,032,062
	5.50% 7/1/38	990,436	1,016,323
	5.50% 10/1/38	943,890	968,654
	6.00% 12/1/35	1,079,313	1,112,582
	6.00% 6/1/36	352,526	363,337
	6.00% 9/1/36	89,335	92,075
	6.00% 11/1/36	251,082	258,782
	6.00% 6/1/37	1,081,481	1,114,587
	6.00% 5/1/38	1,133,963	1,168,562
	6.00% 8/1/38	1,972,344	2,032,523
	6.00% 9/1/38	558,039	575,065
	6.50% 9/1/37	191,592	199,215
	6.50% 10/1/37	1,277,120	1,327,933
	6.50% 5/1/38	1,119,738	1,164,177
	Fannie Mae S.F. 30 yr TBA
	7.00% 1/1/38	500,000	523,438
•	Freddie Mac ARM
	5.5236% 9/1/37	1,745,491	1,775,640
	Freddie Mac S.F. 15 yr
	4.50% 5/1/23	969,632	992,791
	4.50% 6/1/23	244,101	249,931
	5.00% 6/1/22	1,926,787	1,980,827
	5.50% 6/1/23	480,951	495,976
	6.00% 11/1/23	992,038	1,028,611
	Freddie Mac S.F. 15 yr TBA
	4.50% 1/1/21	500,000	511,250
	5.50% 2/2/23	500,000	514,766
	Freddie Mac S.F. 30 yr
	5.00% 2/1/37	1,183,743	1,211,167
	5.00% 12/1/37	2,650,998	2,712,266
	5.00% 6/1/38	498,614	510,087
	5.50% 6/1/35	909,892	933,105
	5.50% 11/1/35	1,363,434	1,397,365
	5.50% 1/1/37	1,203,772	1,233,542
	5.50% 5/1/37	1,953,949	2,002,270
	5.50% 7/1/37	407,613	417,671
	5.50% 8/1/38	953,843	977,283
	6.00% 9/1/37	1,687,366	1,740,073
	6.00% 8/1/38	2,667,463	2,750,517
	6.00% 9/1/38	208,467	214,958
	6.00% 10/1/38	791,434	816,076
	6.50% 10/1/37	499,950	519,842
	6.50% 6/1/38	498,116	517,935
	7.00% 6/1/38	209,163	217,161
	Government National Mortgage Association S.F. 30 yr
	5.00% 3/15/35	512,835	527,391
	5.00% 8/15/38	248,782	255,688
	6.00% 5/15/37	967,987	1,000,496
	6.00% 5/15/38	1,228,831	1,270,101
	6.00% 7/15/38	249,034	257,398
	6.50% 3/15/38	139,980	145,818
	6.50% 9/15/38	749,357	780,613
	Government National Mortgage Association S.F. 30 yr TBA
	5.00% 1/1/36	600,000	615,000
	5.50% 1/1/38	3,000,000	3,089,064

	Total Agency Mortgage-Backed Securities (Cost $69,963,371)		71,687,860

	AGENCY OBLIGATIONS – 9.01%
	Fannie Mae
	2.375% 5/20/10	250,000	254,992
	3.00% 4/28/10	25,000	25,174
	3.25% 2/10/10	500,000	513,003
	3.25% 8/12/10	500,000	518,058
	4.125% 5/15/10	500,000	519,754
	4.625% 10/15/13	800,000	881,547

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY OBLIGATIONS (continued)
	Fannie Mae (continued)

	4.75% 3/12/10	$400,000	$416,822
	5.00% 2/16/12	400,000	439,212
	5.00% 2/13/17	750,000	852,307
	5.00% 5/11/17	250,000	285,549
	6.00% 5/15/11	200,000	221,180
	6.25% 5/15/29	150,000	205,468
	7.125% 1/15/30	150,000	225,633
	Federal Farm Credit Bank
	3.375% 11/18/11	200,000	203,483
	3.875% 8/25/11	25,000	26,580
	4.10% 5/15/13	25,000	25,226
	Federal Home Loan Bank
	2.375% 4/30/10	500,000	510,337
	3.375% 8/13/10	600,000	623,141
	3.375% 2/27/13	250,000	259,207
	3.625% 10/18/13	300,000	315,944
	3.75% 1/8/10	500,000	515,507
	4.00% 9/6/13	250,000	267,115
	4.375% 10/22/10	500,000	528,336
	5.00% 11/17/17	300,000	344,577
	5.125% 8/14/13	200,000	223,296
	5.375% 8/19/11	350,000	384,833
	5.50% 8/13/14	200,000	230,886
	5.50% 7/15/36	100,000	128,658
	Freddie Mac
	2.875% 11/23/10	750,000	773,759
	3.60% 5/20/11	25,000	25,265
	3.875% 6/29/11	1,000,000	1,064,847
	4.125% 7/12/10	1,500,000	1,559,878
	4.50% 7/15/13	800,000	871,260
	4.875% 2/9/10	500,000	520,793
	4.875% 6/13/18	550,000	633,329
	5.00% 7/15/14	300,000	338,388
	5.00% 4/18/17	75,000	85,892
	5.00% 4/30/18	25,000	24,925
	6.25% 7/15/32	50,000	70,074
	6.75% 3/15/31	200,000	293,288
	Tennessee Valley Authority
	5.50% 7/18/17	100,000	117,668
	5.88% 4/1/36	75,000	96,937

	Total Agency Obligations (Cost $15,579,622)		16,422,128

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.42%
	Bank of America Commercial Mortgage
	Series 2000-2 A2 7.197% 9/15/32	98,454	98,055
	Series 2006-6 A2 5.309% 10/10/45	150,000	123,794
	Series 2006-6 A3 5.369% 10/10/45	250,000	180,616
	•Series 2007-3 A4 5.658% 6/10/49	200,000	146,275
	Series 2007-5 A4 5.492% 2/10/51	25,000	18,292
	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR3 A3 4.487% 2/11/41	100,000	94,913
	Series 2004-T14 A3 4.80% 1/12/41	150,000	145,063
	Series 2006-PW13 A4 5.54% 9/11/41	150,000	117,664
	•Series 2007-PW16 A4 5.712% 6/11/40	250,000	194,658
•	Citigroup Commercial Mortgage Trust
	Series 2008-C7 A2B 6.096% 12/10/49	200,000	149,782
◆	Commercial Mortgage Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44	250,000	204,738
	•Series 2006-C7 A3 5.706% 6/10/46	100,000	74,623
	Countrywide Capital Cobalt
	Series 2007-C2 A3 5.484% 4/15/27	450,000	318,987
	Credit Suisse First Boston Mortgage Securities
	Series 2001-CK6 A3 6.387% 8/15/36	149,993	145,099
	Series 2005-C5 A4 5.10% 8/15/38	250,000	204,576
•	Credit Suisse Mortgage Capital Certificates
	Series 2007-C3 A4 5.723% 6/15/39	225,000	142,770
	Series 2008-C1 A3 6.218% 2/15/41	200,000	154,613
	General Electric Commercial Mortgage
	Series 2000-1 A2 6.496% 1/15/33	113,567	111,511
	Series 2007-C1 A4 5.543% 12/10/49	525,000	391,307
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A4 4.964% 8/10/38	250,000	227,470
	Series 2004-GG2 A6 5.396% 8/10/38	250,000	205,428
	Series 2005-GG4 A4 4.761% 7/10/39	245,450	198,447
	Greenwich Capital Commercial Funding
	•Series 2006-GG7 A4 5.914% 7/10/38	200,000	156,092
	Series 2007-GG11 A2 5.597% 12/10/49	245,000	179,470
	JP Morgan Chase Commercial Mortgage Securities
	Series 2001-C1 A3 5.857% 10/12/35	300,000	286,358
	•Series 2004-C2 A3 5.208% 5/15/41	150,000	126,648
	•Series 2005-LDP5 A3 5.208% 12/15/44	200,000	157,935
	Series 2006-LDP8 A4 5.399% 5/15/45	100,000	76,264
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2006-C6 A4 5.372% 9/15/39	250,000	196,126
	Series 2007-C6 A4 5.858% 7/15/40	250,000	177,880
	Series 2007-C7 A3 5.866% 9/15/45	25,000	17,690
	Merrill Lynch Mortgage Trust
	Series 2004-BPC1 A3 4.467% 10/12/41	250,000	214,362
	Morgan Stanley Capital I
	Series 2004-T15 A3 5.03% 6/13/41	250,000	227,432
	Series 2005-IQ9 A5 4.70% 7/15/56	250,000	204,306
	•Series 2007-HQ12 A4 5.632% 4/12/49	200,000	121,516
	Wachovia Bank Commercial Mortgage Trust
	Series 2003-C8 A4 4.964% 11/15/35	100,000	85,334

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Series 2003-C9 A3 4.608% 12/15/35	$231,643	$215,360
•Series 2007-C32 A3 5.741% 6/15/49	200,000	146,550

Total Commercial Mortgage-Backed Securities (Cost $6,921,905)		6,238,004

	CORPORATE BONDS – 17.21%
	Aerospace & Defense–0.22%
Boeing 6.125% 2/15/33	50,000	52,259
General Dynamics 4.25% 5/15/13	50,000	50,047
Honeywell International 4.25% 3/1/13	50,000	49,951
Lockheed Martin 6.15% 9/1/36	50,000	54,399
Northrop Grumman 7.125% 2/15/11	25,000	26,007
Raytheon 6.40% 12/15/18	50,000	54,226
United Technologies
5.375% 12/15/17	50,000	50,634
6.125% 7/15/38	50,000	54,531

		392,054

	Air Freight & Logistics–0.05%
United Parcel Service
4.50% 1/15/13	50,000	51,624
6.20% 1/15/38	30,000	33,191

		84,815

	Automobiles–0.05%
Daimlerchrysler Finance North America
6.50% 11/15/13	50,000	39,039
7.75% 1/18/11	50,000	45,263

		84,302

	Beverages–0.32%
Anheuser-Busch
4.95% 1/15/14	50,000	45,935
6.00% 4/15/11	50,000	49,988
Coca-Cola 5.35% 11/15/17	100,000	108,082
Coca-Cola Enterprises 8.50% 2/1/12	50,000	54,404
Diageo Capital 5.75% 10/23/17	50,000	48,462
Diageo Finance 5.50% 4/1/13	100,000	99,516
PepsiCo
5.00% 6/1/18	50,000	51,923
7.90% 11/1/18	100,000	122,785

		581,095

	Biotechnology–0.05%
Amgen 4.85% 11/18/14	50,000	49,353
Genentech 5.25% 7/15/35	50,000	47,563

		96,916

	Capital Markets–2.66%
Bank of New York Mellon
4.95% 11/1/12	100,000	101,614
4.95% 3/15/15	50,000	48,024
Bear Stearns
5.35% 2/1/12	100,000	98,182
5.70% 11/15/14	50,000	48,875
4.65% 7/2/18	100,000	91,766
Credit Suisse USA
4.125% 1/15/10	100,000	99,392
6.50% 1/15/12	50,000	51,175
Deutsche Bank London
4.875% 5/20/13	250,000	245,686
5.375% 10/12/12	25,000	25,607
Goldman Sachs Group
3.25% 6/15/12	100,000	104,417
5.15% 1/15/14	200,000	180,319
5.35% 1/15/16	150,000	137,179
5.625% 1/15/17	100,000	86,041
5.95% 1/18/18	200,000	189,958
6.125% 2/15/33	50,000	45,720
6.60% 1/15/12	250,000	246,833
@6.75% 10/1/37	100,000	81,412
KFW
3.25% 10/14/11	100,000	103,263
3.75% 6/27/11	300,000	312,326
4.00% 10/15/13	100,000	105,225
4.50% 7/16/18	200,000	219,740
4.875% 1/17/17	100,000	111,966
4.349% 6/29/37	100,000	38,228
Korea Development Bank
5.30% 1/17/13	100,000	91,051
Merrill Lynch
4.79% 8/4/10	100,000	97,259
6.15% 4/25/13	100,000	99,181
6.875% 4/25/18	250,000	261,955
7.75% 5/14/38	100,000	110,506
Morgan Stanley
3.25% 12/1/11	100,000	104,286

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Morgan Stanley (continued)

4.75% 4/1/14	$200,000	$152,544
5.30% 3/1/13	250,000	226,928
5.45% 1/9/17	100,000	82,555
5.95% 12/28/17	100,000	83,135
Morgan Stanley Dean Witter 6.75% 4/15/11	250,000	246,109
Oesterreichische Kontrolbank
2.875% 3/15/11	250,000	253,915
4.75% 10/16/12	50,000	54,271
Rentenbank 4.125% 7/15/13	200,000	210,128

		4,846,771

Chemicals–0.19%
Dow Chemical 7.375% 11/1/29	25,000	23,605
duPont (E.I.) deNemours
5.00% 7/15/13	50,000	50,351
5.25% 12/15/16	25,000	24,886
Monsanto
5.125% 4/15/18	25,000	26,279
5.875% 4/15/38	50,000	53,817
7.375% 8/15/12	50,000	55,676
Rohm & Haas 5.60% 3/15/13	125,000	120,805

		355,419

Commercial Banks–1.32%
BAC Capital Trust VI 5.625% 3/8/35	100,000	84,259
Barclays Bank 5.45% 9/12/12	100,000	101,355
BB&T 4.90% 6/30/17	100,000	90,328
Capital One Financial 6.75% 9/15/17	100,000	97,014
Credit Suisse New York 5.00% 5/15/13	100,000	96,336
6.00% 2/15/18	100,000	91,989
Fifth Third Bancorp 8.25% 3/1/38	100,000	82,816
HSBC Holdings 6.50% 5/2/36	100,000	101,857
HSBC Bank USA 4.625% 4/1/14	100,000	92,755
KeyBank 5.80% 7/1/14	50,000	44,057
Suntrust Bank 5.45% 12/1/17	50,000	46,570
UBS AG 5.75% 4/25/18	100,000	90,918
US Bank 6.375% 8/1/11	250,000	260,224
Wachovia
5.30% 10/15/11	25,000	24,126
5.75% 2/1/18	100,000	100,375
Wachovia Bank
4.875% 2/1/15	250,000	239,660
5.85% 2/1/37	50,000	48,978
Wells Fargo
4.20% 1/15/10	50,000	50,168
4.375% 1/31/13	150,000	147,017
4.875% 1/12/11	100,000	100,051
5.625% 12/11/17	150,000	156,766
Wells Fargo Bank 7.55% 6/21/10	250,000	260,224

		2,407,843

Commercial Services & Supplies–0.09%
International Lease Finance
5.75% 6/15/11	50,000	36,483
6.625% 11/15/13	100,000	67,442
Pitney Bowes 4.75% 1/15/16	25,000	23,194
Waste Management
5.00% 3/15/14	25,000	21,474
7.00% 7/15/28	25,000	20,787

		169,380

Communications Equipment–0.10%
Cisco Systems 5.25% 2/22/11	50,000	51,933
5.50% 2/22/16	30,000	31,822
Motorola 6.00% 11/15/17	50,000	27,000
Rogers Communications
6.80% 8/15/18	50,000	50,610
7.50% 8/15/38	25,000	27,175

		188,540

Computers & Peripherals–0.24%
Dell 6.50% 4/15/38	50,000	41,779
Hewlett-Packard 4.50% 3/1/13	100,000	101,604
International Business Machine
4.75% 11/29/12	50,000	51,685
5.70% 9/14/17	200,000	214,191
5.875% 11/29/32	20,000	21,113

		430,372

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)

	Construction Materials–0.05%
	CRH America
	5.30% 10/15/13	$100,000	$70,443
	8.125% 7/15/18	25,000	18,077

			88,520

	Consumer Finance–0.41%
	American Express 6.15% 8/28/17	100,000	96,564
	American Express Credit 5.875% 5/2/13	150,000	144,130
	American General Finance
	4.875% 7/15/12	100,000	42,285
	6.90% 12/15/17	50,000	21,666
	HSBC Finance 5.25% 1/14/11	100,000	96,997
	5.00% 6/30/15	100,000	88,883
	6.375% 11/27/12	100,000	97,921
	John Deere Capital
	5.50% 4/13/17	50,000	47,782
	7.00% 3/15/12	25,000	25,947
	SLM 4.50% 7/26/10	100,000	86,817

			748,992

	Diversified Financial Services–2.60%
	Allstate Life Global Funding Trusts 5.375% 4/30/13	100,000	98,533
	Bank of America
	4.50% 8/1/10	200,000	200,005
	4.90% 5/1/13	100,000	99,146
	5.30% 3/15/17	50,000	47,554
	5.375% 9/11/12	250,000	251,587
	5.625% 10/14/16	200,000	196,752
	7.25% 10/15/25	30,000	29,105
	Boeing Capital 6.50% 2/15/12	50,000	51,139
	BP Capital Markets 5.25% 11/7/13	100,000	104,505
	Caterpillar Finance Services
	4.90% 8/15/13	50,000	46,909
	5.05% 12/1/10	50,000	49,099
	CIT Group 7.625% 11/30/12	50,000	42,242
	Citigroup
	5.00% 9/15/14	50,000	44,032
	5.125% 2/14/11	100,000	97,647
	5.50% 4/11/13	300,000	292,377
	5.50% 2/15/17	50,000	45,562
	5.85% 8/2/16	100,000	96,991
	6.00% 8/15/17	100,000	99,707
	6.125% 5/15/18	25,000	25,323
	6.875% 3/5/38	150,000	171,260
•	Citigroup Capital XXI 8.30% 12/21/57	50,000	38,649
	ConocoPhillips Canada Funding I 5.625% 10/15/16	100,000	102,174
	General Electric Capital
	4.80% 5/1/13	100,000	98,484
	5.25% 10/19/12	200,000	201,613
	5.625% 5/1/18	250,000	252,264
	5.875% 1/14/38	200,000	196,444
	5.875% 2/15/12	200,000	205,766
	6.75% 3/15/32	30,000	31,993
	7.375% 1/19/10	100,000	102,820
	JPMorgan Chase
	3.125% 12/1/11	100,000	103,962
	4.75% 5/1/13	100,000	98,772
	5.375% 10/1/12	100,000	102,382
	5.60% 5/15/11	100,000	100,528
	6.00% 10/1/17	100,000	101,038
	6.00% 1/15/18	150,000	158,605
	6.40% 5/15/38	100,000	118,723
	6.625% 3/15/12	100,000	102,513
	6.75% 2/1/11	100,000	102,567
	JPMorgan Chase Capital XX 6.55% 9/29/36	200,000	169,546
	National Rural Utilities Cooperative Finance
	5.45% 2/1/18	25,000	22,236
	8.00% 3/1/32	100,000	98,822
	Textron Financial 4.60% 5/3/10	100,000	86,703
	Unilever Capital 7.125% 11/1/10	50,000	53,495

			4,739,574

	Diversified Telecommunications Services–1.24%
	AT&T
	4.95% 1/15/13	50,000	50,322
	5.10% 9/15/14	50,000	49,209
	6.30% 1/15/38	100,000	106,073
	6.40% 5/15/38	50,000	53,743
	7.30% 11/15/11	100,000	103,963
	8.00% 11/15/31	160,000	201,571
	Bellsouth Capital Funding 7.75% 2/15/10	50,000	51,768
	British Telecommunications 9.125% 12/15/30	100,000	106,554
	Constellation Energy 4.55% 6/15/15	25,000	19,011

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunications Services (continued)

Deutsche Telekom International Finance
5.25% 7/22/13	$100,000	$96,775
8.75% 6/15/30	100,000	123,646
Embarq
7.082% 6/1/16	125,000	96,378
7.995% 6/1/36	50,000	33,820
France Telecom 7.75% 3/1/11	100,000	105,283
SBC Communications 5.625% 6/15/16	100,000	100,600
Telecom Italia Capital
5.25% 11/15/13	50,000	38,163
5.25% 10/1/15	100,000	76,226
Telefonica Emisiones
6.421% 6/20/16	175,000	174,952
7.045% 6/20/36	75,000	82,125
Qwest 7.50% 6/15/23	100,000	70,500
Verizon Communications
5.50% 2/15/18	150,000	144,531
6.90% 4/15/38	50,000	56,451
Verizon Global Funding
7.25% 12/1/10	100,000	104,883
7.375% 9/1/12	100,000	104,699
7.75% 12/1/30	100,000	111,196

		2,262,442

Electric Utilities–1.36%
Appalachian Power 5.00% 6/1/17	100,000	87,594
Atlantic City Electric 7.75% 11/15/18	15,000	16,723
Carolina Power & Light 6.30% 4/1/38	50,000	55,295
Cincinnati Gas & Electric 5.70% 9/15/12	50,000	49,226
Columbus Southern Power 5.50% 3/1/13	50,000	48,162
Commonwealth Edison 6.45% 1/15/38	100,000	89,675
Consolidated Edison
6.30% 8/15/37	20,000	20,099
6.75% 4/1/38	25,000	26,800
Duke Energy 5.65% 6/15/13	100,000	98,184
Exelon 4.90% 6/15/15	50,000	41,046
FirstEnergy
6.45% 11/15/11	50,000	47,293
7.375% 11/15/31	50,000	47,427
Florida Power & Light 5.95% 2/1/38	25,000	27,948
FPL Group Capital 5.625% 9/1/11	25,000	25,368
Georgia Power 5.25% 12/15/15	25,000	24,678
Hydro Quebec
6.30% 5/11/11	100,000	106,247
8.05% 7/7/24	50,000	73,508
MidAmerican Energy
5.30% 3/15/18	100,000	98,741
5.75% 11/1/35	25,000	22,165
MidAmerican Energy Holdings
5.875% 10/1/12	100,000	99,834
5.95% 5/15/37	25,000	22,742
6.125% 4/1/36	50,000	46,640
6.50% 9/15/37	50,000	48,963
Nevada Power 6.50% 8/1/18	50,000	48,356
Northern States Power 5.25% 3/1/18	50,000	49,907
Oncor Electric Delivery
6.375% 5/1/12	75,000	72,186
7.00% 5/1/32	50,000	45,173
Pacific Gas & Electric 6.05% 3/1/34	50,000	53,279
Pacificorp 6.35% 7/15/38	25,000	26,887
Pacific Gas & Electric 6.25% 12/1/13	100,000	103,517
PPL Energy Supply 6.50% 5/1/18	25,000	20,325
Progress Energy
7.10% 3/1/11	125,000	123,951
7.75% 3/1/31	50,000	50,193
Public Service Electric & Gas 5.375% 9/1/13	50,000	49,296
South Carolina Electric & Gas 6.05% 1/15/38	25,000	26,190
Southern 5.30% 1/15/12	100,000	101,049
Southern California Edison
5.75% 3/15/14	100,000	104,911
5.95% 2/1/38	25,000	27,948
Union Electric 6.70% 2/1/19	50,000	45,640
Virginia Electric & Power
4.75% 3/1/13	50,000	48,133
6.00% 5/15/37	25,000	24,295
8.875% 11/15/38	100,000	126,942

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)

Wisconsin Electric Power 6.00% 4/1/14	$100,000	$105,385

		2,477,921

Electrical Equipment–0.03%
Cooper 5.25% 11/15/12	25,000	25,275
Emerson Electric 5.25% 10/15/18	25,000	25,583

		50,858

Electronics Equipment & Components–0.01%
Tyco Electronics Group 7.125% 10/1/37	25,000	18,962

		18,962

Energy Equipment & Services–0.08%
Baker Hughes 6.50% 11/15/13	50,000	52,807
Transocean 6.00% 3/15/18	25,000	22,809
Weatherford International
6.00% 3/15/18	50,000	42,058
7.00% 3/15/38	25,000	19,238

		136,912

Food & Staples Retailing–0.36%
Costco Wholesale 5.50% 3/15/17	50,000	53,232
CVS Caremark
5.75% 6/1/17	50,000	47,150
6.25% 6/1/27	30,000	27,968
Delhaize America 9.00% 4/15/31	25,000	25,344
Kroger 5.00% 4/15/13	50,000	48,180
Safeway 6.35% 8/15/17	50,000	49,515
Walgreen 4.875% 8/1/13	50,000	51,546
Wal-Mart Stores
4.125% 2/15/11	100,000	102,367
4.55% 5/1/13	100,000	103,634
6.50% 8/15/37	125,000	148,940

		657,876

Food Products–0.38%
Archer-Daniels-Midland 7.00% 2/1/31	50,000	53,179
ConAgra Foods 8.25% 9/15/30	25,000	27,490
General Mills 5.65% 9/10/12	50,000	51,079
Heinz (H.J.) 5.35% 7/15/13	100,000	99,306
Kellogg 4.25% 3/6/13	50,000	48,465
Kraft Foods
6.125% 2/1/18	50,000	49,079
6.25% 6/1/12	275,000	284,632
6.875% 2/1/38	50,000	50,122
Sara Lee 6.125% 11/1/32	25,000	20,600

		683,952

Health Care Equipment & Supplies–0.06%
Baxter International
4.625% 3/15/15	50,000	50,307
6.25% 12/1/37	20,000	23,105
Covidien International Finance 6.00% 10/15/17	25,000	24,704
Hospira 6.05% 3/30/17	25,000	20,336

		118,452

Health Care Providers & Services–0.19%
Aetna 6.00% 6/15/16	50,000	46,054
Cardinal Health 5.50% 6/15/13	50,000	47,313
CIGNA 7.875% 5/15/27	25,000	23,210
Medco Health Solutions
7.125% 3/15/18	25,000	23,140
7.25% 8/15/13	50,000	48,525
United Healthcare Group 5.25% 3/15/11	100,000	94,074
WellPoint
5.85% 1/15/36	25,000	20,485
5.875% 6/15/17	50,000	45,580

		348,381

Hotels, Restaurants & Leisure–0.06%
McDonald’s 4.30% 3/1/13	50,000	51,101
Yum Brands 8.875% 4/15/11	50,000	50,670

		101,771

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)

	Household Durables–0.02%
	Whirlpool 5.50% 3/1/13	$50,000	$39,594

			39,594

	Household Products–0.11%
	Kimberly-Clark 6.125% 8/1/17	100,000	106,718
	Procter & Gamble
	4.85% 12/15/15	50,000	54,547
	5.55% 3/5/37	30,000	33,428

			194,693

	Independent Power Producers & Energy Traders–0.01%
	Exelon Generation 6.20% 10/1/17	25,000	21,535

			21,535

	Industrial Conglomerates–0.19%
	3M
	4.375% 8/15/13	25,000	26,281
	6.375% 2/15/28	25,000	28,869
	General Electric
	5.00% 2/1/13	50,000	50,611
	5.25% 12/6/17	125,000	124,838
	Philips Electronics 6.875% 3/11/38	50,000	47,603
	Textron Financial 5.40% 4/28/13	25,000	17,458
	Tyco International Finance 6.00% 11/15/13	50,000	46,964

			342,624

	Insurance–0.59%
	Ace INA Holdings 5.70% 2/15/17	50,000	44,903
	American International Group
	4.25% 5/15/13	70,000	51,637
	5.85% 1/16/18	100,000	67,134
#	American International Group 144A 8.25% 8/15/18	50,000	36,650
	AXA 8.60% 12/15/30	25,000	16,400
	Berkshire Hathaway Finance
	4.60% 5/15/13	100,000	100,096
	5.40% 5/15/18	50,000	51,492
	Chubb 5.75% 5/15/18	100,000	96,187
	Hartford Financial Services Group 6.30% 3/15/18	100,000	75,950
	Marsh & McLennan 5.375% 7/15/14	100,000	88,820
	MetLife
	5.00% 6/15/15	100,000	93,795
	5.70% 6/15/35	50,000	40,841
	Principal Life Income Funding Trusts 5.30% 4/24/13	150,000	140,640
	Prudential Financial
	5.10% 9/20/14	50,000	41,871
	5.70% 12/14/36	50,000	31,245
	St. Paul Traveler 6.75% 6/20/36	100,000	104,436

			1,082,097

	IT Services–0.01%
	Electronic Data Systems 7.45% 10/15/29	25,000	27,157

			27,157

	Machinery–0.10%
	Caterpillar 6.05% 8/15/36	50,000	48,849
	Danaher 5.625% 1/15/18	100,000	103,065
	Dover 6.60% 3/15/38	25,000	28,355

			180,269

	Media–0.74%
	AOL Time Warner 7.625% 4/15/31	25,000	24,635
	CBS
	5.625% 8/15/12	50,000	41,182
	6.625% 5/15/11	50,000	44,332
	Comcast
	5.50% 3/15/11	50,000	48,967
	5.90% 3/15/16	100,000	95,619
	6.50% 1/15/17	100,000	98,924
	6.95% 8/15/37	100,000	105,641
	COX Communications 7.125% 10/1/12	50,000	47,889
	Disney (Walt) 6.00% 7/17/17	150,000	159,246
	News America
	5.30% 12/15/14	125,000	115,267
	6.15% 3/1/37	30,000	28,081
	6.65% 11/15/37	50,000	49,645
	Thomson Reuters 6.50% 7/15/18	50,000	45,545
	Time Warner
	5.875% 11/15/16	50,000	44,893
	7.70% 5/1/32	30,000	30,118

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)

Time Warner Cable
5.85% 5/1/17	$100,000	$91,501
6.20% 7/1/13	50,000	47,340
6.55% 5/1/37	50,000	48,057
8.25% 2/14/14	100,000	101,551
Viacom
5.75% 4/30/11	50,000	45,433
6.875% 4/30/36	50,000	39,619

		1,353,485

	Metals & Mining–0.34%
Alcoa 6.00% 7/15/13	100,000	90,505
ArcelorMittal
5.375% 6/1/13	50,000	37,742
6.125% 6/1/18	50,000	34,293
Barrick North America Finance 7.50% 9/15/38	25,000	21,919
BHP Billiton Finance 4.80% 4/15/13	50,000	46,455
Freeport McMoRan Copper & Gold 8.375% 4/1/17	75,000	61,585
Nucor 5.75% 12/1/17	50,000	49,500
Rio Tinto Finance
5.875% 7/15/13	50,000	39,863
6.50% 7/15/18	50,000	36,718
7.125% 7/15/28	25,000	17,688
Vale Overseas
6.25% 1/11/16	100,000	95,349
@6.875% 11/21/36	100,000	91,020

		622,637

	Multi-Utilities–0.14%
CenterPoint Energy Resources 7.875% 4/1/13	50,000	46,355
Dominion Resources 5.95% 6/15/35	25,000	21,426
DTE Energy 6.35% 6/1/16	50,000	44,873
KeySpan 8.00% 11/15/30	25,000	24,838
NiSource Finance
5.40% 7/15/14	50,000	34,250
5.45% 9/15/20	25,000	13,413
Sempra Energy
6.00% 2/1/13	50,000	48,046
6.15% 6/15/18	25,000	22,783

		255,984

	Multiline Retail–0.15%
Kohl’s 6.25% 12/15/17	50,000	40,105
Macys Retail Holdings 5.35% 3/15/12	50,000	37,164
Target
5.125% 1/15/13	100,000	98,825
6.00% 1/15/18	50,000	48,494
7.00% 1/15/38	50,000	46,477

		271,065

	Office Electronics–0.07%
Xerox
5.50% 5/15/12	100,000	83,866
6.35% 5/15/18	50,000	39,169

		123,035

	Oil, Gas & Consumable Fuels–0.99%
Anadarko Petroleum 5.95% 9/15/16	100,000	88,463
Apache
5.25% 4/15/13	25,000	25,356
6.00% 1/15/37	50,000	48,645
Burlington Resources Finance 7.20% 8/15/31	25,000	26,823
Canadian Natural Resources 5.45% 10/1/12	50,000	46,951
6.25% 3/15/38	50,000	39,413
Conoco Funding 6.35% 10/15/11	50,000	52,635
ConocoPhillips 5.90% 5/15/38	50,000	49,275
Consolidated Natural Gas 5.00% 12/1/14	50,000	45,966
Devon Financing 7.875% 9/30/31	25,000	27,604
EnCana
5.90% 12/1/17	50,000	41,784
6.625% 8/15/37	50,000	40,378
Energy Transfer Partners 6.70% 7/1/18	100,000	84,429
Enterprise Products Operation
6.375% 2/1/13	50,000	46,364
7.50% 2/1/11	50,000	49,132
EOG Resources 6.875% 10/1/18	25,000	27,315
Hess 6.65% 8/15/11	50,000	50,010
Kinder Morgan Energy Partners
5.00% 12/15/13	50,000	43,648
5.80% 3/15/35	50,000	34,905
5.95% 2/15/18	50,000	42,745

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Marathon Oil 6.60% 10/1/37	$100,000	$75,805
	Nexen 6.40% 5/15/37	50,000	39,234
	Nobel Holding International 7.375% 3/15/14	50,000	50,749
	StatoilHydro 7.15% 1/15/29	25,000	27,212
	Ocean Energy 7.25% 10/1/11	50,000	51,366
	ONEOK 6.00% 6/15/35	25,000	17,178
	ONEOK Partners 6.15% 10/1/16	50,000	43,880
	Pemex Project Funding Master Trust 6.625% 6/15/35	50,000	42,388
	Petrobras International Finance 5.875% 3/1/18	50,000	45,200
	Petro-Canada 9.25% 10/15/21	50,000	51,250
	Plains All American Pipeline 6.65% 1/15/37	25,000	17,244
	Shell International Finance 4.95% 3/22/12	25,000	25,790
#	Southern Natural Gas 144A 5.90% 4/1/17	25,000	19,936
	Spectra Energy Capital 7.50% 9/15/38	50,000	42,766
	Suncor Energy 7.15% 2/1/32	25,000	20,927
	TransCanada Pipelines
	4.875% 1/15/15	50,000	45,340
	7.25% 8/15/38	100,000	99,845
	Valero Energy
	4.75% 6/15/13	25,000	22,993
	6.625% 6/15/37	25,000	18,436
	Williams 8.75% 3/15/32	50,000	37,326
	XTO Energy
	7.50% 4/15/12	50,000	49,453
	6.50% 12/15/18	25,000	24,244
	6.75% 8/1/37	25,000	23,485

			1,803,888

	Paper & Forest Products–0.03%
	International Paper 7.40% 6/15/14	50,000	41,029
	Weyerhaeuser 6.95% 10/1/27	25,000	16,100

			57,129

	Pharmaceuticals–0.59%
	Abbott Labs 5.60% 5/15/11	50,000	52,822
	5.875% 5/15/16	100,000	108,468
	AstraZeneca
	5.40% 9/15/12	50,000	52,849
	6.45% 9/15/37	50,000	57,033
	Bristol-Myers Squibb
	5.45% 5/1/18	50,000	51,864
	6.125% 5/1/38	50,000	55,104
	GlaxoSmithKline Capital
	4.85% 5/15/13	50,000	50,202
	5.65% 5/15/18	100,000	105,224
	6.375% 5/15/38	50,000	56,691
	Johnson & Johnson
	5.15% 7/15/18	50,000	55,162
	5.85% 7/15/38	25,000	30,320
	Lilly (Eli) 5.20% 3/15/17	40,000	40,688
	Merck & Co 6.40% 3/1/28	50,000	55,337
	Pfizer 4.50% 2/15/14	50,000	51,698
	Schering-Plough 6.00% 9/15/17	50,000	49,578
	Wyeth
	5.50% 3/15/13	50,000	50,978
	5.50% 2/15/16	50,000	50,989
	6.00% 2/15/36	100,000	107,660

			1,082,667

	Real Estate Investment Trusts–0.20%
	Duke Realty 5.625% 8/15/11	50,000	38,697
	ERP Operating 5.125% 3/15/16	100,000	70,848
	HCP 5.65% 12/15/13	50,000	29,907
	Health Care REIT 6.20% 6/1/16	50,000	28,582
	Liberty Property 6.625% 10/1/17	50,000	33,113
	Nationwide Health Properties 6.50% 7/15/11	50,000	45,412
	Prologis 5.625% 11/15/15	25,000	12,457

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)

Simon Property Group
5.25% 12/1/16	$50,000	$31,995
5.30% 5/30/13	50,000	37,414
5.625% 8/15/14	50,000	33,385

		361,810

Road & Rail–0.21%
Burlington North Santa Fe 6.15% 5/1/37	25,000	23,099
Canadian National Railway 5.85% 11/15/17	50,000	51,831
CSX
6.15% 5/1/37	20,000	16,051
6.25% 4/1/15	75,000	73,714
Norfolk Southern
7.70% 5/15/17	40,000	42,943
7.80% 5/15/27	100,000	109,332
Union Pacific
6.15% 5/1/37	25,000	23,247
6.50% 4/15/12	50,000	51,371

		391,588

Software & Services–0.13%
Oracle
5.00% 1/15/11	100,000	102,747
5.75% 4/15/18	125,000	130,981

		233,728

Specialty Retail–0.08%
Home Depot
4.625% 8/15/10	50,000	49,531
5.40% 3/1/16	50,000	44,810
Lowe’s 5.60% 9/15/12	50,000	50,794

		145,135

Tobacco–0.17%
Altria Group
8.50% 11/10/13	100,000	103,677
9.70% 11/10/18	50,000	54,128
Philip Morris International
5.65% 5/16/18	50,000	49,656
6.375% 5/16/38	50,000	52,179
Reynolds American 7.25% 6/1/13	50,000	44,921

		304,561

Wireless Telecommunication Services–0.22%
America Movil 6.375% 3/1/35	25,000	21,325
AT&T Wireless
7.875% 3/1/11	150,000	155,364
8.125% 5/1/12	50,000	53,657
8.75% 3/1/31	25,000	31,338
Vodafone Group
5.00% 12/16/13	50,000	48,150
5.625% 2/27/17	100,000	94,375

		404,209

Total Corporate Bonds (Cost $30,947,397)		31,371,010

MUNICIPAL BONDS–0.13%
Chicago, Illinois Transit Authority Series A 6.899% 12/1/40	100,000	99,189
Illinois State Taxable Pension
4.95% 6/1/23	100,000	93,145
5.10% 6/1/33	50,000	44,030

Total Municipal Bonds (Cost $234,421)		236,364

NON-AGENCY ASSET-BACKED SECURITIES–0.15%
Capital Auto Receivables Asset Trust Series 2008-2 A3A 4.68% 10/15/12	25,000	23,213
Chase Issuance Trust
Series 2007-A17 A 5.12% 10/15/14	100,000	92,769
Citibank Credit Card Issuance Trust
Series 2004-A8 A8 4.90% 12/12/16	25,000	21,142
Series 2005-A7 A7 4.75% 10/22/12	100,000	95,965
Ford Credit Auto Owner Trust
Series 2008-B A4 A 4.95% 3/15/13	50,000	44,551

Total Non-Agency Asset-Backed Securities
(Cost $294,946)		277,640

REGIONAL AUTHORITIES–0.37%
Canada–0.37%
Manitoba Province 5.00% 2/15/12	100,000	107,516
Nova Scotia Province 5.125% 1/26/17	50,000	56,691
Ontario Province
4.95% 6/1/12	75,000	79,391
4.95% 11/28/16	100,000	108,666
Quebec Province
4.625% 5/14/18	100,000	102,748
4.875% 5/5/14	100,000	104,051
7.50% 9/15/29	75,000	106,854

Total Regional Authorities (Cost $638,715)		665,917

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

SOVEREIGN AGENCIES–0.12%
Canada–0.06%
Export Development Canada 3.50% 5/16/13	$100,000	$106,009

		106,009

Japan–0.06%
Japan Bank for International Cooperation 4.25% 6/18/13	100,000	105,223

		105,223

Total Sovereign Agencies (Cost $201,532)		211,232

SOVEREIGN DEBT–1.01%
Brazil–0.36%
Republic of Brazil
8.25% 1/20/34	150,000	184,125
8.875% 10/14/19	100,000	122,500
8.875% 4/15/24	100,000	124,500
10.125% 5/15/27	25,000	34,625
10.25% 6/17/13	150,000	184,499

		650,249

Israel–0.01%
Israel Government 5.125% 3/1/14	25,000	26,149

		26,149

Italy–0.24%
Republic of Italy
3.50% 7/15/11	100,000	105,270
5.25% 9/20/16	200,000	216,770
5.625% 6/15/12	100,000	108,514

		430,554

Mexico–0.21%
Mexican Government
5.625% 1/15/17	150,000	150,750
6.05% 1/11/40	75,000	73,125
6.375% 1/16/13	100,000	105,500
8.30% 8/15/31	50,000	61,500

		390,875

Norway–0.03%
Eksportfinans 5.50% 5/25/16	50,000	54,569

		54,569

Peru–0.02%
Republic of Peru 6.55% 3/14/37	50,000	44,875

		44,875

Poland–0.03%
Republic of Poland 6.25% 7/3/12	50,000	52,069

		52,069

Republic of Korea–0.03%
Republic of Korea 4.875% 9/22/14	50,000	48,205

		48,205

South Africa–0.05%
South Africa Government 5.875% 5/30/22	100,000	82,750

		82,750

Sweden–0.03%
Swedish Export Credit 5.125% 3/1/17	50,000	54,881

		54,881

Total Sovereign Debt (Cost $1,762,372)		1,835,176

SUPRANATIONAL BANKS–1.07%
Asia Development Bank
3.00% 2/15/11	100,000	102,585
4.25% 10/20/14	100,000	111,515
European Investment Bank
3.125% 7/15/11	500,000	514,295
4.25% 7/15/13	250,000	267,258
4.875% 1/17/17	200,000	224,686
5.00% 2/8/10	150,000	154,922
Inter-American Development Bank
4.25% 9/14/15	75,000	80,041
4.375% 9/20/12	100,000	107,841
5.125% 9/13/16	100,000	112,475
International Bank for Reconstruction & Development
4.75% 2/15/35	50,000	58,498
5.00% 4/1/16	100,000	112,106
Nordic Investment Bank 3.625% 6/17/13	100,000	104,183

Total Supranational Banks (Cost $1,876,698)		1,950,405

U.S. TREASURY OBLIGATIONS–27.00%
U.S. Treasury Bonds
4.375% 2/15/38	400,000	535,875
4.50% 2/15/36	350,000	465,117
4.50% 5/15/38	300,000	409,547
4.75% 2/15/37	200,000	278,750
5.00% 5/15/37	200,000	289,844
5.25% 2/15/29	225,000	298,442
5.50% 8/15/28	1,750,000	2,365,780

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)

6.25% 5/15/30	$250,000	$376,016
6.625% 2/15/27	290,000	433,777
6.75% 8/15/26	200,000	301,719
7.125% 2/15/23	250,000	362,774
7.875% 2/15/21	150,000	222,984
8.00% 11/15/21	400,000	606,625
8.125% 8/15/19	500,000	739,141
8.125% 5/15/21	500,000	758,594
8.75% 8/15/20	500,000	780,704
U.S. Treasury Notes
0.875% 12/31/10	1,000,000	1,002,501
1.25% 11/30/10	1,500,000	1,516,580
1.50% 10/31/10	2,500,000	2,538,087
1.50% 12/31/13	350,000	349,316
2.00% 9/30/10	500,000	512,735
2.00% 11/30/13	1,600,000	1,642,001
2.125% 4/30/10	2,000,000	2,048,437
2.375% 8/31/10	3,500,000	3,607,327
2.75% 2/28/13	1,000,000	1,068,751
2.75% 10/31/13	250,000	265,860
3.125% 9/30/13	2,200,000	2,374,452
3.375% 7/31/13	2,500,000	2,731,447
3.50% 5/31/13	950,000	1,040,845
3.75% 11/15/18	530,000	600,142
3.875% 7/15/10	500,000	527,559
3.875% 2/15/13	800,000	891,501
3.875% 5/15/18	1,050,000	1,197,657
4.00% 11/15/12	500,000	555,196
4.00% 8/15/18	500,000	577,540
4.125% 5/15/15	500,000	573,594
4.25% 8/15/14	100,000	114,969
4.25% 8/15/15	500,000	580,782
4.25% 11/15/17	500,000	582,618
4.50% 2/28/11	1,700,000	1,838,656
4.50% 9/30/11	500,000	548,790
4.50% 11/30/11	250,000	275,449
4.50% 3/31/12	500,000	552,696
4.625% 12/31/11	1,000,000	1,107,735
4.625% 7/31/12	100,000	112,133
4.625% 11/15/16	500,000	590,469
4.625% 2/15/17	500,000	591,485
4.75% 2/15/10	1,500,000	1,571,894
4.75% 8/15/17	1,000,000	1,195,938
4.875% 2/15/12	500,000	559,649
4.875% 8/15/16	1,000,000	1,195,235
5.125% 6/30/11	500,000	553,555
6.50% 2/15/10	500,000	533,477
7.25% 5/15/16	500,000	669,649
8.75% 5/15/17	300,000	441,563
9.125% 5/15/18	150,000	232,020
9.25% 2/15/16	100,000	145,899
11.25% 2/15/15	250,000	379,786

Total U.S. Treasury Obligations (Cost $46,397,361)		49,221,664

	Number of	Value
	Shares	(U.S. $)

PREFERRED STOCK–0.05%
Royal Bank of Scotland 5.00% 10/1/14	100,000	$85,821

Total Preferred Stock (Cost $85,536)		85,821

SHORT-TERM INVESTMENT–5.62%
Money Market Mutual Fund–5.62%
Dreyfus Treasury & Agency Cash Management Fund	10,248,185	10,248,185

Total Short-Term Investment (Cost $10,248,185)		10,248,185

TOTAL VALUE OF SECURITIES–104.48% (Cost $185,152,061)	190,451,406

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.48%)	(8,170,634)

NET ASSETS APPLICABLE TO 17,748,269 SHARES OUTSTANDING–100.00%	$182,280,772

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND STANDARD CLASS ($31,057,346 / 3,024,706 Shares)	$10.268

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND SERVICE CLASS ($151,223,426 / 14,723,563 Shares)	$10.271

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$175,912,191
Undistributed net investment income	946,804
Accumulated net realized gain on investments	122,432
Net unrealized appreciation of investments	5,299,345

Total net assets	$182,280,772

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2008.

Zero coupon security. The rate shown is the yield at the time of purchase.

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $172,432, which represented 0.09% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $56,586, which represented 0.03% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ARM–Adjustable Rate Mortgage
S.F.–Single Family
TBA-To Be Announced
yr–Year

See accompanying notes

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at value (Cost $185,152,061)	$190,451,406
Cash	2,510,928
Interest receivable	1,569,726
Receivable for fund shares sold	725,913
Receivable for securities sold	5,526,409

TOTAL ASSETS	200,784,382

LIABILITIES:
Payable for securities purchased	18,275,127
Payable for fund shares redeemed	121,963
Due to manager and affiliates	77,489
Other accrued expenses	29,031

TOTAL LIABILITIES	18,503,610

TOTAL NET ASSETS	$182,280,772

See accompanying notes

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund
Statement of Operations
May 1, 2008* to December 31, 2008

INVESTMENT INCOME:
Interest	$1,977,569

EXPENSES:
Management fees	194,955
Distribution expenses-Service Class	96,433
Professional fees	31,152
Accounting and administration expenses	23,696
Custodian fees	1,398
Trustees’ fees	733
Reports and statements to shareholders	704
Other	5,144

354,215
Less expenses waived/reimbursed	(48,281)
Less expense paid indirectly	(349)

Total operating expenses	305,585

NET INVESTMENT INCOME	1,671,984

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	141,940
Net change in unrealized appreciation/depreciation of investments	5,299,345

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,441,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,113,269

*	Date of commencement of operations

See accompanying notes

LVIP SSgA Bond Index Fund
Statement of Changes in Net Assets

5/1/08* to
12/31/2008

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,671,984
Net realized gain on investments	141,940
Net change in unrealized appreciation/depreciation of investments	5,299,345

Net increase in net assets resulting from operations	7,113,269

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(190,379)
Service Class	(554,309)

(744,688)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,202,647
Service Class	157,472,386
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	190,379
Service Class	554,309

191,419,721

Cost of shares repurchased:
Standard Class	(3,331,356)
Service Class	(12,176,174)

(15,507,530)

Increase in net assets derived from capital share transactions	175,912,191

NET INCREASE IN NET ASSETS	182,280,772
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $946,804)	$182,280,772

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Bond Index Fund
	Standard Class	Service Class
	5/1/08[1]	5/1/08[1]
	to	to
	12/31/2008	12/31/2008

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.239	0.223
Net realized and unrealized gain on investments	0.092	0.091

Total from investment operations	0.331	0.314

Less dividends and distributions from:
Net investment income	(0.063)	(0.043)

Total dividends and distributions	(0.063)	(0.043)

Net asset value, end of period	$10.268	$10.271

Total return[3]	3.30%	3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,057	$151,224
Ratio of expenses to average net assets	0.43%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.53%	0.78%
Ratio of net investment income to average net assets	3.60%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.50%	3.25%
Portfolio turnover	324%	324%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Lehman Brothers Aggregate Bond Index. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities are valued by an independent pricing service. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Financial futures contracts are valued at the daily quoted settlement price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing)

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly”.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund. Additionally, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009 as follows: 0.07% of the first $500 million of average daily net assets of the Fund; and 0.12% of the average daily net assets of the Fund in excess of $500 million. The agreements will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.06% of the first $100 million of the Fund’s average daily net assets; 0.03% of the next $400 million; and 0.02% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the period May 1, 2008 through December 31, 2008, the Fund was charged $1,230 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period May 1, 2008 through December 31, 2008, fees for administrative and support services amounted to $2,219 and $3,032, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributions, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$47,673
Fees Payable to DSC	362
Distribution Fees Payable to LFD	29,454

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

At December 31, 2008, 0.33% and 13.57% of the Fund’s Standard Class and Service Class shares, respectively, were owned directly by Lincoln Life.

3.	Investments
For the period May 1, 2008 through December 31, 2008, the Fund made purchases of $249,579,144 and sales of $140,772,723 of investment securities other than long-term U.S. government securities and short-term investments. For the period May 1, 2008 through December 31, 2008, the Fund made purchases of $86,159,416 and sales of $39,862,812 of long-term U.S. government securities.

At December 31, 2008, the cost of investments for federal income tax purposes was $185,162,787. At December 31, 2008, net unrealized appreciation was $5,288,619, of which $6,861,742, related to unrealized appreciation of investments and $1,573,123 related to unrealized depreciation of investments.

Effective May 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$59,469,848
Level 2	130,876,336
Level 3	105,222

Total	$190,451,406

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 5/1/08	$—
Net change in unrealized appreciation/depreciation	3,222
Net purchases, sales, and settlements	102,000

Balance as of 12/31/08	$105,222

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$3,222

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2008 through December 31, 2008 was as follows:

Ordinary income	$744,688

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$175,912,191
Undistributed ordinary income	1,079,962
Unrealized appreciation of investments	5,288,619

Net assets	$182,280,772

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2008 through December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$19,508	$(19,508)

6.	Capital Shares
Transactions in capital shares were as follows:

5/1/08*
to
12/31/08

Shares sold:
Standard Class	3,338,490
Service Class	15,893,750
Shares issued upon reinvestment of dividends and distributions:
Standard Class	19,028
Service Class	55,381

19,306,649

Shares repurchased:
Standard Class	(332,812)
Service Class	(1,225,568)

(1,558,380)

Net increase	17,748,269

*	Commenced operations on May 1, 2008.

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

7.	Credit and Market Risk
The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA Bond Index Fund–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP SSgA Bond Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	0.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

LVIP SSgA Bond Index Fund–26

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994- December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Bond Index Fund–27

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund–28

LVIP SSgA Funds

LVIP SSgA Funds
SSgA Developed International 150 Fund
SSgA Emerging Markets 100 Fund
SSgA Large Cap 100 Fund
SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP SSgA Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Country and Sector Allocations and Top 10 Equity Holdings	7
Statements of Net Assets	11
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Other Fund Information	37
Officer/Trustee Information	38

LVIP SSgA Developed International 150 Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (42.73%) (Standard Class shares with distributions reinvested) since inception on May 1, 2008 through December 31, 2008, while its benchmark the MSCI EAFE® Index* returned (40.83%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot, especially in light of equity valuations that appear extraordinarily generous.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction had positive performance relative to its benchmark performance in the financials, health care, energy, and consumer staples sectors. Conversely, consumer discretionary and industrial sectors were the heaviest sectors that weighed down the Fund’s relative performance.

All ten sectors had negative returns since inception through December 31, 2008. The Fund’s performance suffered the most from the lagging returns in financials, industrials and consumer discretionary sectors, while health care and utilities had slightly less negative returns than other sectors.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Chubu Electric Power Co. Inc. of Japan, Scor S.E. of France, and Kubota Corp of Japan, while the prominent detractors included Enterprise Inns PLC of Great Britain, Danske Bank of Denmark, and Swedbank AB of Sweden.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $5,727 for the Standard Class shares and to $5,718 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/08. The same $10,000 investment would have decreased to $5,917. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Total returns	Ended
on investment	12/31/08

Standard Class Shares

Inception (5/1/08)	−42.73%

Service Class Shares

Inception (5/1/08)	−42.82%

*	The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far East.

LVIP SSgA Funds–1

LVIP SSgA Emerging Markets 100 Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (40.73%) (Standard Class shares with distributions reinvested) since inception on June 18, 2008 through December 31, 2008, while its benchmark the MSCI Emerging Market Index* returned (49.38%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot, especially in light of equity valuations that appear extraordinarily generous.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction had positive performance relative to its benchmark performance in the energy, information technology, utilities, telecommunication services and health care sectors. Conversely, the industrials, financials, consumer staples, consumer discretionary and materials sectors weighted down the Fund’s relative performance.

On a sector basis, the Fund’s performance suffered less from the health care, consumer staples and utilities sectors, while significantly worse results resulted from the information technology, energy and materials sectors.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Massmart Holdings Ltd., ABSA Group Ltd. and RMB Holdings Ltd. and the prominent detractors included Severstal JSC, CITIC Pacific Ltd and Astra International.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 6/18/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $5,927 for the Standard Class shares and to $5,918 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index did from 6/18/08 through 12/31/08. The same $10,000 investment would have decreased to $5,062. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Total returns	Ended
on investment	12/31/08

Standard Class Shares

Inception (6/18/08)	−40.73%

Service Class Shares

Inception (6/18/08)	−40.82%

*	The Morgan Stanley Capital International (MSCI) Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

LVIP SSgA Funds–2

LVIP SSgA Large Cap 100 Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (34.00%) (Standard Class shares with distributions reinvested) since inception on May 1, 2008 through December 31, 2008, while its benchmark the S&P 500 Index* returned (33.66%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with US Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction contributed positively to the Fund’s performance relative to the selected benchmark performance in the energy, financials, information technology, health care, industrials and telecommunication sectors. Conversely, consumer discretionary, materials, consumer staples, and utilities sectors contributed negatively to the Fund’s performance relative to its benchmark.

On a sector basis, the most significant detractors from the Fund’s absolute performance were financials and consumer discretionary sectors, while telecommunication services and utilities had negative but slightly better returns than other sectors.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Sunoco Inc., Annaly Capital Management Inc. and Electronic Data Systems and the weighty detractors included American Capital Ltd., Seagate Technology and Hartford Financial.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,600 for the Standard Class shares and to $6,589 for the Service Class shares. For comparison, look at how the S&P 500 Index did from 5/1/08 through 12/31/08. The same $10,000 investment would have decreased to $6,634. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Total returns	Ended
on investment	12/31/08

Standard Class Shares

Inception (5/1/08)	−34.00%

Service Class Shares

Inception (5/1/08)	−34.11%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–3

LVIP SSgA Small-Mid Cap 200 Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (30.92%) (Standard Class shares with distributions reinvested) since inception on May 1, 2008 through December 31, 2008, while its benchmark the Russell 2000® Index* returned (29.47%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with U.S. Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

Rules-based stock selection combined with rules-based asset allocation utilized in the initial portfolio construction contributed positively to the returns relative to its benchmark in energy, consumer staples, health care and utilities sectors. Conversely, consumer discretionary, financials and materials sectors had negative impact on the Fund’s performance relative to its benchmark.

On a sector basis, the Fund’s performance benefited from the positive returns in the consumer staples and utilities sectors. Significant detractors from the Fund’s performance were consumer discretionary, information technology and financials sectors.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included World Fuel Services Corp., CH Energy Group Inc. and National Presto Industries Inc. and the most notable detractors included Media General Inc., Colonial BancGroup Inc. and RF Micro Devices Inc.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,908 for the Standard Class shares and to $6,897 for the Service Class shares. For comparison, look at how the Russell 2000 Index did from 5/1/08 through 12/31/08. The same $10,000 investment would have decreased to $7,053. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Total returns	Ended
on investment	12/31/08

Standard Class Shares

Inception (5/1/08)	−30.92%

Service Class Shares

Inception (5/1/08)	−31.03%

*	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

LVIP SSgA Funds–4

LVIP SSgA Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$643.20	0.51%	$2.11
Service Class Shares	1,000.00	642.50	0.76%	3.14

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.57	0.51%	$2.59
Service Class Shares	1,000.00	1,021.32	0.76%	3.86

LVIP SSgA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$622.10	0.70%	$2.85
Service Class Shares	1,000.00	621.20	0.95%	3.87

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.62	0.70%	$3.56
Service Class Shares	1,000.00	1,020.36	0.95%	4.82

LVIP SSgA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31//08*

Actual
Standard Class Shares	$1,000.00	$726.40	0.46%	$2.00
Service Class Shares	1,000.00	725.40	0.71%	3.08

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.82	0.46%	$2.34
Service Class Shares	1,000.00	1,021.57	0.71%	3.61

LVIP SSgA Funds–5

LVIP SSgA Funds

Disclosure
     of Fund Expenses (continued)

LVIP SSgA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$768.30	0.46%	$2.04
Service Class Shares	1,000.00	767.40	0.71%	3.15

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.82	0.46%	$2.34
Service Class Shares	1,000.00	1,021.57	0.71%	3.61

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA Funds–6

LVIP SSgA Developed International 150 Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Percentage
Country	of Net Assets

Common Stock	96.05%

Australia	7.89%
Austria	0.76%
Belgium	2.37%
Denmark	0.34%
Finland	2.68%
France	11.88%
Germany	6.19%
Hong Kong	3.49%
Ireland	1.19%
Italy	5.96%
Japan	24.36%
Netherlands	3.47%
New Zealand	0.55%
Norway	1.22%
Singapore	0.82%
Spain	2.86%
Sweden	4.78%
Switzerland	2.71%
United Kingdom	12.53%

Preferred Stock	1.84%

Rights	0.00%

Short-Term Investment	0.85%

Total Value of Securities	98.74%

Receivables and Other Assets Net of Liabilities	1.26%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Airlines	2.05%
Auto Components	0.29%
Automobiles	3.43%
Beverages	0.98%
Building Products	2.97%
Capital Markets	0.40%
Chemicals	3.60%
Commercial Banks	6.33%
Commercial Services & Supplies	0.67%
Communications Equipment	0.73%
Construction & Engineering	1.91%
Construction Materials	1.88%
Diversified Financial Services	0.91%
Diversified Telecommunication Services	5.07%
Electric Utilities	6.31%
Electrical Equipment	1.43%
Electronic Equipment & Services	2.27%
Food & Staples Retailing	1.58%
Food Products	3.07%
Health Care Providers & Services	0.74%
Hotels, Restaurants & Leisure	1.37%
Household Durables	2.40%
Household Products	1.66%
Industrial Conglomerates	1.66%
Insurance	5.41%
Internet & Catalog Retail	0.70%
IT Services	0.75%
Machinery	3.39%
Marine	0.54%
Media	1.91%
Metals & Mining	2.74%
Multiline Retail	0.60%
Multi-Utilities	3.46%
Office Electronics	0.87%
Oil, Gas & Consumable Fuels	6.63%
Paper & Forest Products	1.36%
Pharmaceuticals	6.76%
Real Estate Investment Trusts	2.05%
Real Estate Management & Development	0.53%
Road & Rail	0.78%
Semiconductors & Semiconductor Equipment	2.17%
Specialty Retail	0.91%
Thrift & Mortgage Finance	0.14%
Trading Companies & Distributors	1.94%
Transportation Infrastructure	0.54%

Total	97.89%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Chubu Electric Power	1.53%
Eisai	1.39%
Union Fenosa	1.32%
Kubota	1.24%
Telstra	1.17%
Astellas Pharma	1.17%
Takeda Pharmaceutical	1.16%
Ono Pharmaceutical	1.15%
SCOR	1.15%
AGL Energy	1.10%

Total	12.38%

LVIP SSgA Funds–7

LVIP SSgA Emerging Markets 100 Fund

Country and Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Percentage
Country	of Net Assets

Common Stock	90.36%

Brazil	2.66%
Chile	1.60%
China	7.51%
Hungary	2.36%
Indonesia	1.27%
Israel	3.28%
Malaysia	5.30%
Mexico	5.36%
Poland	2.86%
Republic of Korea	18.85%
Russia	0.63%
South Africa	15.62%
Taiwan	14.30%
Thailand	1.82%
Turkey	6.94%

Preferred Stock	8.11%

Brazil	6.27%

Republic of Korea	0.79%

Russia	1.05%

Right	0.00%

Short-Term Investment	1.77%

Total Value of Securities	100.24%

Liabilities Net of Receivables and Other Assets	(0.24%)

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.87%
Auto Components	1.04%
Automobiles	2.89%
Beverages	2.36%
Capital Markets	2.84%
Chemicals	3.06%
Commercial Banks	16.85%
Computers & Peripherals	4.23%
Construction & Engineering	0.75%
Construction Materials	1.51%
Containers & Packaging	0.68%
Diversified Financial Services	4.83%
Diversified Telecommunication Services	8.09%
Electric Utilities	2.40%
Food & Staples Retailing	2.66%
Food Products	2.63%
Hotels, Restaurants & Leisure	2.42%
Household Products	1.35%
Independent Power Producers & Energy Traders	2.55%
Industrial Conglomerates	3.53%
Insurance	1.44%
Machinery	0.94%
Marine	2.26%
Metals & Mining	3.77%
Multiline Retail	0.97%
Oil, Gas & Consumable Fuels	8.46%
Paper & Forest Products	1.31%
Pharmaceuticals	3.04%
Semiconductors & Semiconductor Equipment	3.02%
Textiles, Apparel & Luxury Goods	0.96%
Transportation Infrastructure	2.31%
Water Utilities	0.83%
Wireless Telecommunication Services	1.62%

Total	98.47%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

ABSA Group	2.02%
Massmart Holdings	1.93%
FirstRand	1.83%
RMB Holdings	1.81%
Teva Pharmaceutical Industries	1.72%
MISC-Foreign	1.63%
Nedbank Group	1.62%
SK Telecom	1.62%
Standard Bank Group	1.59%
Huaneng Power International	1.56%

Total	17.33%

LVIP SSgA Funds–8

LVIP SSgA Large Cap 100 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	100.09%

Aerospace & Defense	2.24%
Automobiles	0.71%
Beverages	1.06%
Building Products	0.98%
Capital Markets	0.16%
Chemicals	2.53%
Commercial Banks	5.03%
Commercial Services & Supplies	1.47%
Communications Equipment	1.12%
Computers & Peripherals	1.62%
Construction Materials	1.61%
Consumer Finance	0.96%
Diversified Financials	0.59%
Diversified Telecommunications Services	2.58%
Electric Utilities	2.83%
Electrical Equipment	2.06%
Electronic Equipment & Instruments	0.69%
Energy Equipment & Services	0.65%
Food & Staples Retailing	0.71%
Food Products	4.08%
Health Care Providers & Services	8.26%
Hotels, Restaurants & Leisure	1.65%
Household Durables	2.64%
Household Products	1.31%
Industrial Conglomerates	1.99%
Insurance	6.67%
IT Services	2.01%
Leisure Equipment & Products	1.36%
Machinery	2.59%
Media	2.09%
Metals & Mining	0.51%
Multi Utilities	4.33%
Multiline Retail	1.39%
Office Electronics	0.91%
Oil, Gas & Consumable Fuels	9.79%
Paper & Forest Products	0.71%
Pharmaceuticals	4.08%
Real Estate Investment Trusts	1.51%
Road & Rail	1.26%
Semiconductors & Semiconductor Equipment	5.65%
Specialty Retail	2.13%
Textiles, Apparel & Luxury Goods	1.17%
Tobacco	2.40%
Short-Term Investment	1.50%

Total Value of Securities	101.59%

Liabilities Net of Receivables and Other Assets	(1.59%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Quest Diagnostics	1.64%
General Mills	1.61%
Vulcan Materials	1.61%
Progress Energy	1.52%
Annaly Capital Management	1.51%
Consolidated Edison	1.50%
Sunoco	1.49%
Waste Management	1.47%
Travelers	1.44%
Xcel Energy	1.42%

Total	15.21%

LVIP SSgA Funds–9

LVIP SSgA Small-Mid Cap 200 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.26%

Air Freight & Logistics	0.42%
Airlines	0.75%
Auto Components	0.35%
Automobiles	0.29%
Building Products	0.87%
Capital Markets	2.48%
Chemicals	2.35%
Commercial Banks	8.23%
Commercial Services & Supplies	3.69%
Communications Equipment	2.45%
Computers & Peripherals	0.44%
Consumer Finance	0.44%
Containers & Packaging	1.49%
Diversified Consumer Services	0.80%
Diversified Telecommunications Services	1.27%
Electric Utilities	2.59%
Electrical Equipment	2.41%
Electronic Equipment & Instruments	8.03%
Energy Equipment & Services	0.79%
Food & Staples Retailing	3.30%
Food Products	2.01%
Health Care Equipment & Supplies	5.52%
Health Care Providers & Services	6.40%
Hotels, Restaurants & Leisure	1.11%
Household Durables	1.83%
Insurance	6.53%
Internet Software & Services	0.79%
IT Services	2.96%
Leisure Equipment & Products	0.19%
Life Sciences Tools & Services	0.39%
Machinery	5.06%
Marine	0.25%
Media	1.23%
Metals & Mining	0.47%
Multi Utilities	1.11%
Oil, Gas & Consumable Fuels	5.19%
Paper & Forest Products	0.78%
Pharmaceuticals	2.46%
Real Estate Investment Trusts	1.22%
Semiconductors & Semiconductor Equipment	2.38%
Software	0.52%
Specialty Retail	3.75%
Textiles, Apparel & Luxury Goods	1.50%
Thrift & Mortgage Finance	0.26%
Trading Company & Distributors	1.28%
Wireless Telecommunication Services	0.63%

Short-Term Investment	1.14%

Total Value of Securities	100.40%

Liabilities Net of Receivables and Other Assets	(0.40%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

World Fuel Services	1.16%
CH Energy Group	1.11%
ViroPharma	1.08%
National Presto Industries	1.08%
Datascope	1.08%
Cathay General Bancorp	1.07%
Omnicare	1.04%
WesBanco	0.96%
Nash Finch	0.94%
Village Super Market Class A	0.93%

Total	10.45%

LVIP SSgA Funds–10

LVIP SSgA Developed International 150 Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.05%Δ
	Australia–7.89%
±	AGL Energy	23,793	$258,820
±	Dexus Property Group	171,813	100,380
±	Fairfax Media	83,290	97,505
±	Foster’s Group	58,697	230,335
±	GPT Group	87,466	58,192
±	Lend Lease	24,084	123,822
±	Macquarie Infrastructure Group	103,783	126,931
±	Mirvac Group	69,300	63,281
=	OZ Minerals	74,811	29,269
±	Stockland	41,315	119,914
±	Suncorp-Metway	21,870	131,525
±	Tabcorp Holdings	26,145	130,513
±	Telstra	100,475	274,435
±	Wesfarmers	8,000	103,024

			1,847,946

	Austria–0.76%
±	OMV	3,622	96,717
±	Wienerberger	4,700	80,568

			177,285

	Belgium–2.37%
±	Delhaize Group	3,227	200,466
±	Solvay Class A	1,912	142,678
±	UCB	6,477	212,310

			555,454

	Denmark–0.34%
±	Danske Bank	7,909	80,068

			80,068

	Finland–2.68%
±	Metso	6,285	77,403
±	Neste Oil	9,128	138,073
±	Outokumpu	5,933	70,945
±	Rautaruukki	5,751	100,938
±	Stora Enso Class R	22,258	177,187
±	YIT	9,654	63,339

			627,885

	France–11.88%
±	Air France-KLM	8,898	115,317
±	AXA	7,418	167,322
±	BNP Paribas	2,616	113,475
±	Cap Gemini	4,547	176,685
±	Casino Guichard Perrachon	2,229	170,719
±	Cie de Saint-Gobain	3,427	162,725
±	Credit Agricole	8,106	91,496
±	France Telecom	8,930	250,130
±	Lafarge	1,514	93,055
±	Natixis	16,281	29,024
±	PPR	2,148	141,334
±	Renault	2,638	69,181
±	Sanofi-Aventis	3,591	230,824
±	Schneider Electric	2,256	168,796
±	SCOR	11,599	269,297
±	Societe Generale	2,403	122,512
±	Total	3,342	184,646
±	Vivendi	6,909	226,302

			2,782,840

	Germany–6.19%
±	Bayerische Motoren Werke	5,033	157,888
±	Celesio	6,437	174,126
±	Daimler	588	22,261
	Daimler Regular Shares	2,985	114,266
±	Deutsche Bank	389	15,587
	Deutsche Bank Regular Shares	1,935	78,735
±	Deutsche Lufthansa	10,371	173,447
±	E.ON	4,016	156,134
±	Henkel KGaA	6,854	181,926
±	Hypo Real Estate Holding	7,409	32,357
±	Muenchener Rueckversicherungs Class R	1,425	219,414
±	ThyssenKrupp	4,357	123,560

			1,449,701

	Hong Kong–3.49%■
±	CLP Holdings	35,249	239,644
±	HongKong Electric Holdings	44,500	250,530
±	Hutchison Whampoa	28,759	145,179
±	MTR	78,500	182,817

			818,170

	Ireland–1.19%
±	Allied Irish Banks	13,141	31,589
±	Bank of Ireland	20,159	23,372
±	CRH	7,339	186,876
±	Irish Life & Permanent	17,044	37,513

			279,350

	Italy–5.96%
±	Banca Monte dei Paschi di Siena	80,833	177,380
±	Banca Popolare di Milano Scarl	22,405	135,339
±	Banco Popolare	13,725	97,793
±	Enel	25,028	162,015
±	ENI	7,158	173,097
±	Telecom Italia	129,267	213,715
±	Telecom Italia-RNC	167,977	192,195
±	UniCredit	35,956	91,870
±	Unione di Banche Italiane	10,444	153,929

			1,397,333

	Japan–24.36%
±	Asahi Kasei	49,000	216,110
±	Astellas Pharma	6,700	274,020
±	Chubu Electric Power	11,800	359,104

LVIP SSgA Funds–11

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Eisai	7,800	$325,222
±	JS Group	15,800	243,952
±	Kawasaki Heavy Industries	108,000	217,830
±	Kawasaki Kisen Kaisha	27,000	126,527
±	Kobe Steel	92,000	168,875
±	Kubota	40,000	289,376
±	Mitsubishi Chemical Holdings	42,000	185,952
±	Mitsubishi Materials	59,000	149,211
±	Mitsui Chemicals	45,000	167,085
±	Murata Manufacturing	5,200	203,731
±	Nippon Mining Holdings	45,000	195,100
±	Nissan Motor	30,900	111,075
±	Omron	13,400	179,892
±	Ono Pharmaceutical	5,200	270,510
±	Ricoh	16,000	204,898
±	Rohm	4,000	201,780
±	Sekisui House	29,000	255,640
±	Sojitz	71,300	119,057
±	Sumitomo	20,400	180,784
±	Sumitomo Electric Industries	21,600	167,072
±	Takeda Pharmaceutical	5,200	270,812
±	TDK	4,000	147,664
±	Tokyo Electron	4,200	147,733
±	Toyota Motor	5,400	178,367
±	Yamaha Motor	14,200	149,294

			5,706,673

	Netherlands–3.47%
±	Aegon	17,514	111,104
±	Corio	3,011	139,336
±	ING Groep CVA	7,407	81,923
±	Koninklijke DSM	5,128	132,240
±	Koninklijke Philips Electronics	7,349	146,425
±	Unilever CVA	8,277	201,606

			812,634

	New Zealand–0.55%
±	Telecom Corporation of New Zealand	95,211	128,711

			128,711

	Norway–1.22%
±	DnB NOR	18,084	72,222
±	Norsk Hydro	18,277	74,957
±	Orkla	20,909	140,035

			287,214

	Singapore–0.82%
±	Singapore Airlines	24,256	191,871

			191,871

	Spain–2.86%
±	ACS Actividades de Construccion y Servicios	4,599	214,614
±	Repsol	6,722	144,223
±	Union Fenosa	12,323	310,280

			669,117

	Sweden–4.78%
±	ASSA ABLOY Class B	17,672	207,630
±	Electrolux Class B	17,988	159,021
±	Skanska Class B	16,457	170,537
±	Svenska Cellulosa Class B	16,034	140,651
±	Swedbank Class A	10,675	63,705
±	Telefonaktiebolaget LM Ericsson Class B	21,720	171,078
±	Volvo Class A	18,102	105,488
±	Volvo Class B	17,934	103,113

			1,121,223

	Switzerland–2.71%
±	Adecco	4,565	155,832
±	Holcim	2,785	160,735
±	STMicroelectronics	23,557	158,767
±	Swiss Reinsurance Class R	3,284	160,344

			635,678

	United Kingdom–12.53%
±	Associated British Foods	15,812	168,027
±	Barclays	29,962	68,941
±	BP	22,825	178,752
±	BT Group	62,662	128,098
±	Carnival	7,150	159,843
±	Centrica	48,199	187,807
±	Enterprise Inns	36,054	29,975
±	GKN	48,547	68,076
±	HBOS	30,554	32,149
±	Home Retail Group	52,806	164,447
±	ITV	211,620	124,710
±	Kingfisher	106,654	212,934
±	Lloyds TSB Group	31,677	60,854
±	Old Mutual	107,696	88,336
±	Royal Bank of Scotland Group	48,410	36,097
±	Royal Dutch Shell Class A	6,988	186,141
±	Royal Dutch Shell Class B	7,035	180,894
±	RSA Insurance Group	105,360	214,643
±	Tate & Lyle	26,329	156,196
±	Unilever	8,252	192,510
±	United Utilities Group	15,290	140,243
±	Wolseley	27,476	155,046

			2,934,719

	Total Common Stock (Cost $28,193,464)		22,503,872

LVIP SSgA Funds–12

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	PREFERRED STOCK–1.84%Δ
	Germany–1.84%
±	Henkel KGaA Preferred 2.63%	6,477	$207,256
±	RWE Preferred 6.59%	2,925	223,410

	Total Preferred Stock (Cost $438,504)		430,666

	RIGHTS — 0.00%Δ
	United Kingdom–0.00%
	HBOS	34,713	0
†	Lloyds TSB Group	12,660	0

	Total Rights (Cost $0)		0

	SHORT-TERM INVESTMENT–0.85%
	Money Market Mutual Fund–0.85%
	Dreyfus Treasury & Agency Cash Management Fund	199,314	199,314

	Total Short-Term Investment (Cost $199,314)		199,314

TOTAL VALUE OF SECURITIES–98.74% (Cost $28,831,282)	23,133,852

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.26%	294,573

NET ASSETS APPLICABLE TO 4,143,826 SHARES OUTSTANDING–100.00%	$23,428,425

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($75,044 / 13,283 Shares)	$5.650

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($23,353,381 / 4,130,543 Shares)	$5.654

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$29,112,533
Undistributed net investment income	82,022
Accumulated net realized loss on investments	(67,142)
Net unrealized depreciation of investments and foreign currencies	(5,698,988)

Total net assets	$23,428,425

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 7.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $22,712,268, which represented 96.94% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $29,269, which represented 0.12% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:

AUD–Australian Dollar

CHF–Swiss Francs

CVA–Dutch Certificate

EUR–European Monetary Unit

GBP–British Pound Sterling

HKD–Hong Kong Dollar

JPY–Japanese Yen

NOK–Norwegian Kroner

NZD–New Zealand Dollar

SEK–Swedish Krona

SGD–Singapore Dollar

USD–United States Dollar

LVIP SSgA Funds–13

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
AUD	28,944	USD	(20,000)	1/2/09	$589
CHF	15,833	USD	(15,000)	1/5/09	(167)
EUR	106,195	USD	(150,000)	1/2/09	(1,657)
GBP	17,337	USD	(25,000)	1/2/09	300
HKD	116,247	USD	(15,000)	1/5/09	(1)
JPY	9,933,000	USD	(110,000)	1/6/09	(507)
NOK	35,068	USD	(5,000)	1/2/09	41
NZD	1,732	USD	(1,000)	1/5/09	18
SEK	116,745	USD	(15,000)	1/5/09	(86)
SGD	7,185	USD	(5,000)	1/2/09	16

					$(1,454)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

See accompanying notes

LVIP SSgA Funds–14

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–90.36%Δ
	Brazil–2.66%
	Cia de Saneamento Basico do Estado de Sao Paulo	13,308	$159,616
	Empresa Brasileira de Aeronautica	43,746	166,516
	Tele Norte Leste Participacoes	10,956	183,192

			509,324

	Chile–1.60%
	Centro Commerciales Sudamericanos	99,154	140,651
	Empresas CMPC	10,624	165,688

			306,339

	China–7.51%■
±	China Petroleum & Chemical	356,000	218,816
±	China Shipping Container Lines	794,000	121,088
±	Citic Pacific	86,300	94,282
±	COSCO Pacific	210,000	215,911
±	Denway Motors	828,500	259,870
±	Huaneng Power International	410,000	298,751
±	Shanghai Industrial Holdings	100,000	230,480

			1,439,198

	Hungary–2.36%
±	Magyar Telekom Telecommunications	70,424	200,229
±	Richter Gedeon	1,676	252,491

			452,720

	Indonesia–1.27%
±	Astra International	157,500	154,786
±	International Nickel Indonesia	488,000	88,847

			243,633

	Israel–3.28%
±†	Bank Hapoalim	73,365	157,950
±	Bank Leumi Le-Israel	67,225	141,184
±	Teva Pharmaceutical Industries	7,707	330,644

			629,778

	Malaysia–5.30%
±	Genting	198,600	213,988
±	MISC-Foreign	127,900	311,595
±	Resorts World	379,400	249,424
±	Tenaga Nasional	132,550	240,924

			1,015,931

	Mexico–5.36%
†	Cemex	131,905	120,516
	Grupo Aeroportuario del Pacifico Class B	98,883	226,440
	Grupo Carso Class A1	79,486	211,384
	Grupo Modelo Class C	65,154	208,873
	Kimberly-Clark de Mexico Class A	77,403	259,420

			1,026,633

	Poland–2.86%
±	KGHM Polska Miedz	7,690	73,207
±	Polskie Gornictwo Naftowe I Gazonwinctwo	210,931	256,338
±	Telekomunikacja Polska	33,698	218,368

			547,913

	Republic of Korea–18.85%
±†	Daegu Bank	25,089	136,114
±†	Daewoo Engineering & Construction	19,799	142,804
±†	Dongkuk Steel Mill	8,064	177,415
±†	GS Holdings	7,750	169,148
±	Hana Financial Group	7,940	126,136
±†	Hyundai Mipo Dockyard	1,643	181,237
±†	Hyundai Mobis	3,915	199,130
±†	Hyundai Motor	4,377	139,670
±	Hyundai Securities	27,059	213,663
±†	Industrial Bank of Korea	21,441	134,204
±†	KB Financial Group	5,612	149,743
±†	Korea Exchange Bank	24,729	126,988
±	Korea Investment Holdings	7,976	155,024
±†	KT	7,832	232,976
±†	Lotte Shopping	1,096	185,571
±†	Pusan Bank	24,925	117,898
±†	SK Holdings	2,557	196,029
±	SK Telecom	1,869	309,812
±†	S-Oil	4,872	240,124
±†	Woori Finance Holdings	19,725	102,297
±	Woori Investment & Securities	17,276	176,604

			3,612,587

	Russia–0.63%
	MMC Norilsk Nickel Class S	1,259	82,465
	SeverStal Class S	13,609	38,105

			120,570

	South Africa–15.62%
±	ABSA Group	33,393	386,434
±	Barloworld	31,455	140,776
±	FirstRand	203,279	351,677
±	Massmart Holdings	41,045	370,149
±	Nedbank Group	30,571	310,999
±	RMB Holdings	126,755	347,795
±	Sanlam	153,101	276,791
±	Standard Bank Group	34,360	304,905
±	Telkom	18,790	229,474
±	Tiger Brands	18,045	274,730

			2,993,730

	Taiwan–14.30%
±	Acer	166,540	218,147
±	China Steel	206,410	146,293
±	Compal Electronics	302,415	160,098
±	E.Sun Financial Holdings	644,760	173,441

LVIP SSgA Funds–15

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Taiwan (continued)

±	Formosa Chemicals & Fibre	141,000	$173,020
±	Formosa Plastic	123,000	164,299
±	Lite-On Technology	316,365	208,463
±	Mega Financial Holding	447,000	157,864
±	Nan Ya Plastics	146,000	158,215
±	Novatek Microelectronics	99,219	94,888
±	Pou Chen	410,699	184,805
±	Quanta Computer	211,440	224,622
±	Siliconware Precision Industries	216,500	188,770
±	Tung Ho Steel Enterprise	178,000	115,898
±	Uni-President Enterprises	258,050	228,758
±	United Microelectronics	634,345	143,753

			2,741,334

	Thailand–1.82%
±	PTT	11,200	56,976
	PTT-Foreign	24,800	124,534
±	Siam Cement	53,300	168,493

			350,003

	Turkey–6.94%
±	Akbank	82,958	261,877
±	Anadolu Efes Biracilik Ve Malt Sanayii	36,169	243,356
±	Haci Omer Sabanci Holding	98,428	226,900
±	Tupras Turkiye Petrol Rafine	14,861	157,580
±	Turkiye Halk Bankasi	67,181	201,483
±	Turkiye Is Bankasi Class C	87,790	239,529

			1,330,725

	Total Common Stock (Cost $21,066,793)		17,320,418

	PREFERRED STOCK–8.11%Δ
	Brazil–6.27%
	Brasil Telecom Participacoes 7.21%	21,440	161,275
	Braskem Class A 11.24%	37,878	90,829
	Centrais Elecricas Brasileiras Class B 5.94%	20,985	219,233
	Cia Paranaense de Energia Class B 1.18%	18,267	189,418
	Klabin 8.45%	91,301	130,571
	Tele Norte Leste Participacoes 0.73%	13,169	183,268
	Telemar Norte Leste Class A 3.05%	5,910	141,717
†	Votorantim Celulose Papel	10,956	84,874

			1,201,185

	Republic of Korea–0.79%
±	Samsung Electronics 3.33%	729	151,072

			151,072

	Russia–1.05%
	Surgutneftegaz 9.85%	587,071	146,768
	Transneft 2.98%	242	55,660

			202,428

	Total Preferred Stock (Cost $2,250,506)		1,554,685

	RIGHT–0.00%Δ
	Chile–0.00%
	Cencosud	5,518	0

	Total Right (Cost $0)		0

	SHORT-TERM INVESTMENT–1.77%
	Money Market Mutual Fund–1.77%
	Dreyfus Treasury & Agency Cash Management Fund	338,197	338,197

	Total Short-Term Investment (Cost $338,197)		338,197

TOTAL VALUE OF SECURITIES–100.24% (Cost $23,655,496)	19,213,300
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(45,121)

NET ASSETS APPLICABLE TO 3,261,342 SHARES OUTSTANDING–100.00%	$19,168,179

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($162,391 / 27,644 Shares)	$5.874

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($19,005,788 / 3,233,698 Shares)	$5.877

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$23,650,396
Distributions in excess of net investment income	(15,081)
Accumulated net realized loss on investments	(18,482)
Net unrealized depreciation of investments and foreign currencies	(4,448,654)

Total net assets	$19,168,179

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 8.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non income producing security.
±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $15,384,090, which represented 80.26% the Fund’s net assets. See Note 1 in “Notes to financial statements.”

See accompanying notes

LVIP SSgA Funds–16

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets
December 31, 2008

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–100.09%
Aerospace & Defense–2.24%
Northrop Grumman	8,072	$363,563
Raytheon	9,338	476,611

		840,174

Automobiles–0.71%
Harley-Davidson	15,707	266,548

		266,548

Beverages–1.06%
Pepsi Bottling Group	17,767	399,935

		399,935

Building Products–0.98%
Masco	32,957	366,811

		366,811

Capital Markets–0.16%
American Capital	18,315	59,341

		59,341

Chemicals–2.53%
Dow Chemical	14,972	225,927
duPont (E.I.) deNemours	12,266	310,330
PPG Industries	9,773	414,669

		950,926

Commercial Banks–5.03%
BB&T	17,502	480,605
Fifth Third Bancorp	27,696	228,769
KeyCorp	24,624	209,796
Marshall & Ilsley	24,002	327,387
Regions Financial	27,022	215,095
SunTrust Banks	10,640	314,306
Wachovia	20,677	114,551

		1,890,509

Commercial Services & Supplies–1.47%
Waste Management	16,611	550,489

		550,489

Communications Equipment–1.12%
Harris	11,057	420,719

		420,719

Computers & Peripherals–1.62%
Hewlett-Packard	12,912	468,576
Seagate Technology	31,853	141,109

		609,685

Construction Materials–1.61%
Vulcan Materials	8,693	604,859

		604,859

Consumer Finance–0.96%
Capital One Financial	11,303	360,453

		360,453

Diversified Financials–0.59%
Bank of America	15,778	222,154

		222,154

Diversified Telecommunications Services–2.58%
AT&T	15,491	441,494
Verizon Communications	15,589	528,467

		969,961

Electric Utilities–2.83%
Duke Energy	32,719	491,112
Progress Energy	14,303	569,975

		1,061,087

Electrical Equipment–2.06%
Cooper Industries Class A	14,175	414,335
Rockwell Automation	11,107	358,090

		772,425

Electronic Equipment & Instruments–0.69%
Tyco Electronics	15,889	257,561

		257,561

Energy Equipment & Services–0.65%
BJ Services	21,017	245,268

		245,268

Food & Staples Retailing–0.71%
Supervalu	18,150	264,990

		264,990

Food Products–4.08%
ConAgra Foods	25,407	419,216
General Mills	9,957	604,887
Kraft Foods Class A	18,920	508,002

		1,532,105

Health Care Providers & Services–8.26%
Aetna	13,790	393,015
AmerisourceBergen	14,814	528,267
Cardinal Health	11,503	396,508
CIGNA	13,853	233,423
McKesson	11,500	445,395
Quest Diagnostics	11,897	617,574
UnitedHealth Group	18,403	489,520

		3,103,702

LVIP SSgA Funds–17

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Hotels, Restaurants & Leisure–1.65%
	Carnival	14,944	$363,438
	Royal Caribbean Cruises	18,589	255,599

			619,037

	Household Durables–2.64%
	Fortune Brands	8,829	364,461
	Newell Rubbermaid	29,250	286,065
	Whirlpool	8,290	342,792

			993,318

	Household Products–1.31%
	Kimberly-Clark	9,337	492,433

			492,433

	Industrial Conglomerates–1.99%
	3M	7,796	448,582
	General Electric	18,395	297,999

			746,581

	Insurance–6.67%
	ACE	9,663	511,366
	Allstate	11,890	389,516
	Cincinnati Financial	16,735	486,486
	CNA Financial	22,362	367,631
	Genworth Financial	25,468	72,074
	Hartford Financial Services Group	8,487	139,357
	Travelers	11,927	539,101

			2,505,531

	IT Services–2.01%
†	Computer Sciences	13,790	484,581
	Fidelity National Information Services	16,637	270,684

			755,265

	Leisure Equipment & Products–1.36%
	Mattel	31,950	511,200

			511,200

	Machinery–2.59%
	Dover	12,136	399,518
	Eaton	6,851	340,563
	Ingersoll-Rand Class A	13,341	231,466

			971,547

	Media–2.09%
	CBS Class B	25,760	210,974
	Gannett	20,756	166,048
	Time Warner	40,379	406,213

			783,235

	Metals & Mining–0.51%
	Alcoa	17,052	192,006

			192,006

	Multi Utilities–4.33%
	Consolidated Edison	14,432	561,838
	DTE Energy	14,832	529,057
	Xcel Energy	28,767	533,628

			1,624,523

	Multiline Retail–1.39%
	Macy’s	23,437	242,573
	Penney (J.C.)	14,167	279,090

			521,663

	Office Electronics–0.91%
	Xerox	42,933	342,176

			342,176

	Oil, Gas & Consumable Fuels–9.79%
	Anadarko Petroleum	8,914	343,635
	Chevron	6,225	460,463
	ConocoPhillips	6,979	361,512
	Exxon Mobil	6,394	510,433
	Marathon Oil	13,162	360,112
	Occidental Petroleum	7,218	433,008
	Spectra Energy	24,277	382,120
	Sunoco	12,911	561,111
	Valero Energy	12,275	265,631

			3,678,025

	Paper & Forest Products–0.71%
	International Paper	22,678	267,600

			267,600

	Pharmaceuticals–4.08%
	Lilly (Eli)	12,408	499,670
	Pfizer	29,784	527,475
	Wyeth	13,433	503,872

			1,531,017

	Real Estate Investment Trusts–1.51%
	Annaly Capital Management	35,782	567,860

			567,860

	Road & Rail–1.26%
	Norfolk Southern	10,087	474,593

			474,593

	Semiconductors & Semiconductor Equipment–5.65%
	Analog Devices	18,650	354,723
	Applied Materials	31,789	322,023
	Intel	26,959	395,219
	KLA-Tencor	13,688	298,262
	Texas Instruments	20,570	319,246
	Xilinx	24,164	430,602

			2,120,075

LVIP SSgA Funds–18

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)

Specialty Retail–2.13%
Home Depot	20,826	$479,415
Limited Brands	32,035	321,631

		801,046

Textiles, Apparel & Luxury Goods–1.17%
VF	8,052	441,008

		441,008

Tobacco–2.40%
Altria Group	30,016	452,040
Reynolds American	11,121	448,288

		900,328

Total Common Stock (Cost $42,294,396)		37,589,769

SHORT-TERM INVESTMENT–1.50%
Money Market Mutual Fund–1.50%
Dreyfus Treasury & Agency Cash Management Fund	561,468	561,468

Total Short-Term Investment (Cost $561,468)		561,468

TOTAL VALUE OF SECURITIES–101.59% (Cost $42,855,864)	38,151,237

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.59%)	(596,059)

NET ASSETS APPLICABLE TO 5,721,479 SHARES OUTSTANDING–100.00%	$37,555,178

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($173,888 / 26,507 Shares)	$6.560

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($37,381,290 / 5,694,972 Shares)	$6.564

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$42,410,243
Undistributed net investment income	226,184
Accumulated net realized loss on investments	(376,622)
Net unrealized depreciation of investments	(4,704,627)

Total net assets	$37,555,178

†	Non income producing security.

See accompanying notes

LVIP SSgA Funds–19

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U. S. $)

	COMMON STOCK–99.26%
	Air Freight & Logistics–0.42%
	Pacer International	5,679	$59,232

			59,232

	Airlines–0.75%
	SkyWest	5,635	104,811

			104,811

	Auto Components–0.35%
	Cooper Tire & Rubber	8,032	49,477

			49,477

	Automobiles–0.29%
	Winnebago Industries	6,697	40,383

			40,383

	Building Products–0.87%
	Gibraltar Industries	10,252	122,409

			122,409

	Capital Markets–2.48%
	Apollo Investment	6,643	61,846
	Ares Capital	9,479	60,002
	Gladstone Capital	5,601	45,312
	Hercules Technology Growth Capital	10,715	84,863
	MCG Capital	13,125	9,319
	Prospect Capital	7,173	85,861

			347,203

	Chemicals–2.35%
	RPM International	4,747	63,088
	Spartech	11,875	74,338
	Valspar	4,829	87,357
	Westlake Chemical	6,420	104,581

			329,364

	Commercial Banks–8.23%
	Banco Latinoamericano de Exportacions	5,668	81,392
	Banner	4,895	46,062
	Cathay General Bancorp	6,314	149,958
	Citizens Republic Bancorp	12,790	38,114
	Colonial BancGroup	12,987	26,883
	Comerica	3,065	60,840
	East West Bancorp	7,522	120,126
	Integra Bank	6,909	9,465
	Sterling Financial	8,676	76,349
	Synovus Financial	9,091	75,455
	UCBH Holdings	14,581	100,317
	Umpqua Holdings	7,192	104,068
	WesBanco	4,950	134,690
	Webster Financial	4,128	56,883
	Whitney Holding	4,598	73,522

			1,154,124

	Commercial Services & Supplies–3.69%
	Courier	4,518	80,873
	Ennis	6,289	76,160
	Heidrick & Struggles International	3,559	76,661
	HNI	4,932	78,122
	Kelly Services Class A	4,762	61,954
	Kimball International Class B	10,368	89,268
	Steelcase Class A	9,567	53,767

			516,805

	Communications Equipment–2.45%
†	Arris Group	13,126	104,351
	Bel Fuse Class B	4,128	87,514
	Black Box	3,622	94,607
	Plantronics	4,308	56,866

			343,338

	Computers & Peripherals–0.44%
	Imation	4,585	62,218

			62,218

	Consumer Finance–0.44%
	Advanta Class B	11,830	24,725
	First Marblehead	29,056	37,482

			62,207

	Containers & Packaging–1.49%
	Bemis	4,112	97,371
	Myers Industries	8,435	67,480
	Temple-Inland	9,202	44,170

			209,021

	Diversified Consumer Services–0.80%
	Jackson Hewitt Tax Service	7,121	111,728

			111,728

	Diversified Telecommunications Services–1.27%
	Century Tel	3,307	90,381
	Iowa Telecommunications Services	6,130	87,536

			177,917

	Electric Utilities–2.59%
	Great Plains Energy	4,138	79,988
	Pinnacle West Capital	3,161	101,562
	Portland General Electric	4,465	86,934
	Westar Energy	4,632	95,002

			363,486

	Electrical Equipment–2.41%
	Baldor Electric	3,327	59,387
	Belden	3,147	65,709
	Regal Beloit	2,883	109,525

LVIP SSgA Funds–20

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U. S. $)

	COMMON STOCK (continued)
	Electrical Equipment (continued)

	Smith (A.O.)	3,496	$103,202

			337,823

	Electronic Equipment & Instruments–8.03%
†	Arrow Electronics	3,947	74,361
†	Avnet	4,117	74,971
	AVX	8,087	64,211
†	Benchmark Electronics	6,020	76,875
	CTS	9,383	51,700
	Electro Rent	7,896	88,120
†	Ingram Micro	6,262	83,848
†	Insight Enterprises	8,755	60,410
	Jabil Circuit	9,763	65,900
	Methode Electronics	9,876	66,564
	Molex	3,743	54,236
	MTS Systems	3,089	82,291
	National Instruments	3,657	89,084
†	Newport	9,242	62,661
	Park Electrochemical	3,939	74,683
	Technitrol	5,154	17,936
†	Vishay Intertechnology	11,080	37,894

			1,125,745

	Energy Equipment & Services–0.79%
	Rowan	2,740	43,566
	Tidewater	1,652	66,526

			110,092

	Food & Staples Retailing–3.30%
	Ingles Markets Class A	4,645	81,706
	Nash Finch	2,931	131,572
	Village Super Market Class A	2,277	130,677
	Weis Markets	3,517	118,277

			462,232

	Food Products–2.01%
	Cal-Maine Foods	3,641	104,498
	Del Monte Foods	11,782	84,123
	Smucker (J.M.)	2,151	93,267

			281,888

	Health Care Equipment & Supplies–5.52%
	Analogic	1,846	50,359
	Beckman Coulter	1,587	69,733
	Cooper	3,016	49,462
	Datascope	2,890	150,973
	Hill-Rom Holdings	4,286	70,548
	Invacare	5,912	91,754
	Mentor	3,645	112,740
	STERIES	3,829	91,475
	West Pharmaceutical Services	2,315	87,438

			774,482

	Health Care Providers & Services–6.40%
	Chemed	3,145	125,077
†	HealthSpring	6,386	127,528
†	LifePoint Hospitals	3,541	80,876
	National Healthcare	2,142	108,471
	Omnicare	5,267	146,213
	Owens & Minor	2,386	89,833
†	Triple-S Management Class B	5,866	67,459
†	Universal American	9,921	87,503
	Universal Health Services Class B	1,713	64,357

			897,317

	Hotels, Restaurants & Leisure–1.11%
	Bob Evans Farms	3,773	77,082
	Boyd Gaming	5,656	26,753
	Ruby Tuesday	12,565	19,601
	Wyndham Worldwide	4,856	31,807

			155,243

	Household Durables–1.83%
	American Greetings	5,887	44,565
	CSS Industries	3,446	61,132
	National Presto Industries	1,966	151,382

			257,079

	Insurance–6.53%
	Aspen Insurance Holdings	4,136	100,298
	Baldwin & Lyons Class B	4,503	81,910
	Endurance Specialty Holding	2,881	87,957
	IPC Holdings	3,689	110,301
	Old Republic International	7,439	88,673
	OneBeacon Insurance Group	5,491	57,326
	Presidential Life	6,218	61,496
	Safety Insurance Group	2,967	112,924
	Validus Holdings	4,708	123,161
	Zenith National Insurance	2,880	90,922

			914,968

	Internet Software & Services–0.79%
	TheStreet.com	13,760	39,904
	United Online	11,659	70,770

			110,674

	IT Services–2.96%
	Acxiom	9,079	73,631
	Broadridge Financial Solutions	5,681	71,240
	Cass Information Systems	3,217	97,989
†	CIBER	17,118	82,338
	infoGROUP	18,900	89,585

			414,783

	Leisure Equipment & Products–0.19%
	Brunswick	6,425	27,049

			27,049

LVIP SSgA Funds–21

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U. S. $)

	COMMON STOCK (continued)

	Life Sciences Tools & Services–0.39%
	PerkinElmer	3,964	$55,139

			55,139

	Machinery–5.06%
	American Railcar Industries	5,212	54,882
	Barnes Group	4,122	59,769
	Briggs & Stratton	6,992	122,990
	Cascade	2,518	75,187
	Mueller Industries	3,317	83,190
	NACCO Industries Class A	1,198	44,817
	Timken	2,947	57,850
	Trinity Industries	3,462	54,561
	Wabash National	12,624	56,808
	Watts Water Technologies Class A	3,993	99,706

			709,760

	Marine–0.25%
	Horizon Lines Class A	10,187	35,553

			35,553

	Media–1.23%
	Cinemark Holdings	7,153	53,147
	Journal Communications Class A	18,581	45,523
	Lee Enterprises	12,996	5,328
	Media General Class A	7,437	13,015
	Meredith	3,265	54,656

			171,669

	Metals & Mining–0.47%
	Worthington Industries	5,966	65,745

			65,745

	Multi Utilities–1.11%
	CH Energy Group	3,031	155,763

			155,763

	Oil, Gas & Consumable Fuels–5.19%
	Alon USA Energy	7,584	69,394
	Delek US Holdings	9,716	51,398
	Golar LNG	5,355	36,200
	Knightsbridge Tankers	3,685	53,985
	Nordic American Tanker Shipping	3,181	107,358
	Overseas Shipholding Group	1,460	61,481
	Teekay	2,387	46,905
	Tesoro	4,276	56,315
	Western Refining	10,647	82,621
	World Fuel Services	4,394	162,577

			728,234

	Paper & Forest Products–0.78%
	Glatfelter	7,364	68,486
	Neenah Paper	4,641	41,026

			109,512

	Pharmaceuticals–2.46%
†	King Pharmaceuticals	11,395	121,015
	Medicis Pharmaceutical Class A	5,195	72,211
†	ViroPharma	11,642	151,578

			344,804

	Real Estate Investment Trusts–1.22%
	Anthracite Capital	13,761	30,687
	Arbor Realty Trust	6,318	18,638
	Capital Trust Class A	4,053	14,591
	Colonial Properties Trust	4,374	36,435
	Gramercy Capital	5,281	6,760
	HRPT Properties Trust	15,420	51,966
	iStar Financial	5,223	11,647

			170,724

	Semiconductors & Semiconductor Equipment–2.38%
	Cohu	6,182	75,111
†	International Rectifier	4,667	63,005
	Intersil Class A	3,967	36,457
	Micrel	10,832	79,182
†	RF Micro Devices	31,276	24,395
†	Zoran	8,171	55,808

			333,958

	Software–0.52%
	Fair Isaac	4,324	72,903

			72,903

	Specialty Retail–3.75%
	Asbury Automotive Group	6,500	29,705
	Brown Shoe	6,305	53,403
	Cato Class A	6,155	92,940
	Foot Locker	8,349	61,282
	Group 1 Automotive	3,967	42,725
	Men’s Wearhouse	3,959	53,605
	OfficeMax	5,856	44,740
	Sonic Automotive	5,294	21,070
	Stage Stores	6,741	55,613
†	Systemax	6,613	71,222

			526,305

	Textiles, Apparel & Luxury Goods–1.50%
	Columbia Sportswear	2,583	91,361
	Jones Apparel Group	6,712	39,332
	Movado Group	4,850	45,542
	Oxford Industries	3,849	33,756

			209,991

	Thrift & Mortgage Finance–0.26%
	Anchor Bancorp Wisconsin	7,164	19,773
	Corus Bankshares	14,844	16,477

			36,250

LVIP SSgA Funds–22

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U. S. $)

COMMON STOCK (continued)

Trading Company & Distributors–1.28%
Aircastle	7,708	$36,844
GATX	2,452	75,938
Textainer Group Holdings	6,286	66,632

		179,414

Wireless Telecommunication Services–0.63%
Telephone & Data Systems	2,801	88,932

		88,932

Total Common Stock (Cost $16,486,394)		13,917,754

SHORT-TERM INVESTMENT–1.14%
Money Market Mutual Fund–1.14%
Dreyfus Treasury & Agency Cash Management Fund	159,381	159,381

Total Short-Term Investment (Cost $159,381)		159,381

TOTAL VALUE OF SECURITIES–100.40% (Cost $16,645,775)	14,077,135

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.40%)	(55,968)

NET ASSETS APPLICABLE TO 2,049,110 SHARES OUTSTANDING–100.00%	$14,021,167

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($367,861 / 53,791 Shares)	$6.839

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($13,653,306 / 1,995,319 Shares)	$6.843

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$16,879,722
Undistributed net investment income	73,911
Accumulated net realized loss on investments	(363,826)
Net unrealized depreciation of investments	(2,568,640)

Total net assets	$14,021,167

†	Non income producing security.

See accompanying notes

LVIP SSgA Funds–23

LVIP SSgA Funds
Statements of Operations

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large Cap	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund
	5/1/08* to 12/31/08	6/18/08* to 12/31/08	5/1/08* to 12/31/08	5/1/08* to 12/31/08

INVESTMENT INCOME:
Dividends	$326,668	$209,474	$398,162	$200,482
Interest	5,580	9,603	5,145	1,884
Foreign tax withheld	(27,731)	(22,757)	—	—

	304,517	196,320	403,307	202,366

EXPENSES:
Custodian fees	129,457	124,487	7,061	6,670
Management fees	61,727	62,243	46,520	35,581
Professional fees	22,830	23,031	24,088	21,927
Distribution expenses-Service Class	20,443	14,122	22,157	12,565
Accounting and administration expenses	6,342	8,662	7,580	4,499
Reports and statements to shareholders	177	127	146	125
Trustees’ fees	117	81	129	68
Other	10,064	5,163	729	1,194

	251,157	237,916	108,410	82,629
Less expenses waived/reimbursed	(188,649)	(183,822)	(45,101)	(46,343)

Total operating expenses	62,508	54,094	63,309	36,286

NET INVESTMENT INCOME	242,009	142,226	339,998	166,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(67,142)	(18,482)	(378,600)	(363,826)
Foreign currencies	46,436	(51,770)	—	—

Net realized loss	(20,706)	(70,252)	(378,600)	(363,826)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(5,698,988)	(4,448,654)	(4,704,627)	(2,568,640)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(5,719,694)	(4,518,906)	(5,083,227)	(2,932,466)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,477,685)	$(4,376,680)	$(4,743,229)	$(2,766,386)

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA Funds–24

LVIP SSgA Funds
Statements of Changes in Net Assets

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large Cap	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund
	5/1/08* to 12/31/08	6/18/08* to 12/31/08	5/1/08* to 12/31/08	5/1/08* to 12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$242,009	$142,226	$339,998	$166,080
Net realized loss on investments and foreign currencies	(20,706)	(70,252)	(378,600)	(363,826)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(5,698,988)	(4,448,654)	(4,704,627)	(2,568,640)

Net decrease in net assets resulting from operations	(5,477,685)	(4,376,680)	(4,743,229)	(2,766,386)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(893)	(1,168)	(972)	(3,552)
Service Class	(205,530)	(104,369)	(110,864)	(88,617)

	(206,423)	(105,537)	(111,836)	(92,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	124,811	227,056	252,577	473,668
Service Class	29,882,641	24,271,453	45,420,288	18,754,831
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	893	1,168	972	3,552
Service Class	205,530	104,369	110,864	88,617

	30,213,875	24,604,046	45,784,701	19,320,668

Cost of shares repurchased:
Standard Class	(6,616)	(11,325)	(14,898)	(26,275)
Service Class	(1,094,726)	(942,325)	(3,359,560)	(2,414,671)

	(1,101,342)	(953,650)	(3,374,458)	(2,440,946)

Increase in net assets derived from capital share transactions	29,112,533	23,650,396	42,410,243	16,879,722

NET INCREASE IN NET ASSETS	23,428,425	19,168,179	37,555,178	14,021,167
NET ASSETS:
Beginning of period	—	—	—	—

End of period	$23,428,425	$19,168,179	$37,555,178	$14,021,167

Undistributed (accumulated) net investment income (loss)	$82,022	$(15,081)	$226,184	$73,911

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA Funds–25

LVIP SSgA Developed International 150 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Developed International 150 Fund
	Standard Class	Service Class
	5/1/08[1] to 12/31/08	5/1/08[1] to 12/31/08

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.143	0.132
Net realized and unrealized loss on investments and foreign currencies	(4.421)	(4.419)

Total from investment operations	(4.278)	(4.287)

Less dividends and distributions from:
Net investment income	(0.072)	(0.059)

Total dividends and distributions	(0.072)	(0.059)

Net asset value, end of period	$5.650	$5.654

Total return[3]	(42.73% )	(42.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75	$23,353
Ratio of expenses to average net assets	0.51%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	2.79%	3.04%
Ratio of net investment income to average net assets	3.17%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.89%	0.64%
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–26

LVIP SSgA Emerging Markets 100 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA
	Emerging Markets 100 Fund
	Standard Class	Service Class
	6/18/08[1] to 12/31/08	6/18/08[1] to 12/31/08

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.098	0.089
Net realized and unrealized loss on investments and foreign currencies	(4.176)	(4.174)

Total from investment operations	(4.078)	(4.085)

Less dividends and distributions from:
Net investment income	(0.048)	(0.038)

Total dividends and distributions	(0.048)	(0.038)

Net asset value, end of period	$5.874	$5.877

Total return[3]	(40.73% )	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162	$19,006
Ratio of expenses to average net assets	0.70%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	3.90%	4.15%
Ratio of net investment income to average net assets	2.72%	2.47%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.48% )	(0.73% )
Portfolio turnover	3%	3%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–27

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA
	Large Cap 100 Fund
	Standard Class	Service Class
	5/1/08[1] to 12/31/08	5/1/08[1] to 12/31/08

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.192	0.180
Net realized and unrealized loss on investments	(3.593)	(3.592)

Total from investment operations	(3.401)	(3.412)

Less dividends and distributions from:
Net investment income	(0.039)	(0.024)

Total dividends and distributions	(0.039)	(0.024)

Net asset value, end of period	$6.560	$6.564

Total return[3]	(34.00% )	(34.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174	$37,381
Ratio of expenses to average net assets	0.46%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	1.20%
Ratio of net investment income to average net assets	4.00%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.51%	3.26%
Portfolio turnover	11%	11%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–28

LVIP SSgA Small-Mid Cap 200 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA
	Small-Mid Cap 200 Fund
	Standard Class	Service Class
	5/1/08[1] to 12/31/08	5/1/08[1] to 12/31/08

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.184	0.171
Net realized and unrealized loss on investments	(3.278)	(3.275)

Total from investment operations	(3.094)	(3.104)

Less dividends and distributions from:
Net investment income	(0.067)	(0.053)

Total dividends and distributions	(0.067)	(0.053)

Net asset value, end of period	$6.839	$6.843

Total return[3]	(30.92% )	(31.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$368	$13,653
Ratio of expenses to average net assets	0.46%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.35%	1.60%
Ratio of net investment income to average net assets	3.45%	3.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.56%	2.31%
Portfolio turnover	32%	32%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA Funds–29

LVIP SSgA Funds
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of each Fund is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earning credits for the period ended December 31, 2008.

LVIP SSgA Funds–30

LVIP SSgA Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolio, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA Developed	LVIP SSgA Emerging	LVIP SSgA Large Cap	LVIP SSgA Small-Mid
International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund

0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009 at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

The agreement will continue at least through April 30, 2009, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Funds.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $50 million	0.18%	0.18%	0.18%	0.18%
On the next $50 million	0.10%	0.10%	0.10%	0.10%
On the next $400 million	0.06%	0.06%	0.05%	0.05%
In excess of $500 million	0.04%	0.05%	0.02%	0.02%
Minimum annual fee	$50,000	$50,000	$50,000	$50,000

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC a monthly fee based on average daily net asset. For the period* ended December 31, 2008, the Funds were charged for these services as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

$207	$144	$226	$130

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period* ended December 31, 2008, fees for administrative and support services were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Administration Fees	$395	$285	$398	$251
Support Fees	2,847	6,223	3,793	2,305

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into

* LVIP SSgA Developed International 150 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund commenced operations on May 1, 2008. LVIP SSgA Emerging Markets 100 Fund commenced operations on June 18, 2008.

LVIP SSgA Funds–31

LVIP SSgA Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Management fees payable to LIAC	$12,740	$15,496	$13,972	$7,017
Fees Payable to DSC	43	36	68	26
Distribution Fees Payable to LFD	4,233	3,525	6,684	2,470
Receivable from LIAC under expense limitation agreement	117,171	104,930	9,903	8,978

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2008, Lincoln Life directly owned shares of the Standard Class and Service Class shares of the Funds as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Standard Class shares	76.32%	36.49%	37.95%	18.78%
Service Class shares	24.24%	23.04%	8.64%	24.75%

*	LVIP SSgA Developed International 150 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund commenced operations on May 1, 2008. LVIP SSgA Emerging Markets 100 Fund commenced operations on June 18, 2008.

3.	Investments
For the period* ended December 31, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Purchases	$19,105,153	$23,495,677	$39,027,693	$13,797,448
Sales	93,854	159,896	1,212,286	1,832,078

*	LVIP SSgA Developed International 150 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund commenced operations on May 1, 2008. LVIP SSgA Emerging Markets 100 Fund commenced operations on June 18, 2008.

At December 31, 2008 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Cost of investments	$28,850,202	$23,676,604	$43,250,338	$17,043,909

Aggregate unrealized appreciation	316,428	149,689	496,489	439,698
Aggregate unrealized depreciation	(6,032,778)	(4,612,993)	(5,595,590)	(3,406,472)

Net unrealized depreciation	$(5,716,350)	$(4,463,304)	$(5,099,101)	$(2,966,774)

The Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the

LVIP SSgA Funds–32

LVIP SSgA Funds
Notes to Financial Statements (continued)

3. Investments (continued)

reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Funds’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	LVIP SSgA		LVIP SSgA
	Developed		Emerging	LVIP SSgA	LVIP SSgA
	International		Markets	Large Cap	Small-Mid
	150 Fund		100 Fund	100 Fund	Cap 200 Fund
	Securities	Derivatives	Securities	Securities	Securities

Level 1	$392,315	$—	$3,829,210	$38,151,237	$14,077,135
Level 2	22,712,268	(1,454)	15,384,090	—	—
Level 3	29,269	—	—	—	—

Total	$23,133,852	$(1,454)	$19,213,300	$38,151,237	$14,077,135

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the LVIP SSgA Developed International 150 Fund and LVIP SSgA Emerging Markets 100 Fund was categorized as Level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

LVIP SSgA
Developed
International
150 Fund

Balance as of 5/1/08	$—
Net change in unrealized appreciation/depreciation	(85,721)
Net transfers in and/or out of Level 3	114,990

$29,269

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$(85,721)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended December 31, 2008 was as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Ordinary Income	$206,423	$105,537	$111,836	$92,169

LVIP SSgA Funds–33

LVIP SSgA Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Shares of beneficial interest	$29,112,533	$23,650,396	$42,410,243	$16,879,722
Undistributed ordinary income	100,194	24,834	244,036	108,219
Post-October losses	(53,356)	—	—	—
Post-October currency losses	—	(20,897)	—	—
Capital loss carryforwards	(13,780)	(16,392)	—	—
Unrealized depreciation of investments and foreign currencies	(5,717,166)	(4,469,762)	(5,099,101)	(2,966,774)

Net assets	$23,428,425	$19,168,179	$37,555,178	$14,021,167

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market of forward foreign currency contracts and return of capital on securities.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and return of capital on securities. Results of operations and net assets were not affected by these reclassifications. For the period ended December 31, 2008, the Funds recorded the following reclassifications:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA
	International	Markets	Large Cap
	150 Fund	100 Fund	100 Fund

Undistributed net investment income	$46,436	$(51,770)	$(1,978)
Accumulated net realized loss	(46,436)	51,770	1,978

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging
	International	Markets
	150 Fund	100 Fund

2016	$13,780	$16,392

LVIP SSgA Funds–34

LVIP SSgA Funds
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large Cap	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund
	5/1/08* to 12/31/08	6/18/08* to 12/31/08	5/1/08* to 12/31/08	5/1/08* to 12/31/08

Shares sold:
Standard Class	14,376	29,398	28,017	57,624
Service Class	4,270,910	3,360,790	6,147,083	2,267,068
Shares issued upon reinvestment of dividends and distributions:
Standard Class	170	211	153	540
Service Class	39,193	18,795	17,440	13,465

	4,324,649	3,409,194	6,192,693	2,338,697

Shares repurchased:
Standard Class	(1,263)	(1,965)	(1,663)	(4,373)
Service Class	(179,560)	(145,887)	(469,551)	(285,214)

	(180,823)	(147,852)	(471,214)	(289,587)

Net increase	4,143,826	3,261,342	5,721,479	2,049,110

*	Date of commencement of operations.

7.	Foreign Currency Exchange Contracts
The Funds may enter into foreign currency exchange contracts as away of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8.	Market Risk
Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9.	Contractual Obligations
The Funds enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA Funds–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the “Funds”) as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund at December 31, 2008, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP SSgA Funds–36

LVIP SSgA Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%	1.01%
LVIP SSgA Emerging Markets 100 Fund	0.00%	100.00%	100.00%	0.00%
LVIP SSgA Large Cap 100 Fund	0.00%	100.00%	100.00%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	0.00%	100.00%	100.00%	86.97%
(A) and (B) are based on a percantage of each Fund’s total distributions.
(C) is based on a percentage of each Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund intend to pass through foreign tax credits in the maximum amount of $15,167 and $4,481, respectively. The gross foreign source income earned during the fiscal year 2008 by the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund were $326,669 and $209,473, respectively.

LVIP SSgA Funds–37

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994- December 2008	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP SSgA Funds–38

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–39

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP SSgA International Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	5
Statement of Operations	17
Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Other Fund Information	25
Officer/Trustee Information	26

LVIP SSgA International Index Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (39.77%) (Standard Class shares with distributions reinvested) since inception on May 1, 2008 through December 31, 2008, while its benchmark the MSCI EAFE® Index returned (40.83%).

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as Libor rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot, especially in light of equity valuations that appear extraordinarily generous.

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE® Index and SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level mis-weight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the index in approximately their index weight. The Fund has tracked reasonably in line with the benchmark. The Fund may not always track the performance of the benchmark perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

On a sector basis, the Fund’s performance against the benchmark suffered less from the telecommunication services, health care and utilities sectors, while significantly worse results resulted from the financials, materials and industrials sectors.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Volkswagon AG, Tokyo Electric Power Co., Inc. and NTT DoCoMo Inc., while the prominent detractors included HSBC Holdings PLC, Rio Tinto, PLC and Royal Bank of Scotland Group PLC.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/08 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,023 for the Standard Class shares and to $6,013 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/08. The same $10,000 investment would have decreased to $5,917. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Ended
Total returns on investment	12/31/08

Standard Class Shares

Inception (5/1/08)	−39.77%

Service Class Shares

Inception (5/1/08)	−39.87%

*	The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far East.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008

Actual Expenses
The first section of the table, “Actual,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$649.70	0.45%	$1.87
Service Class Shares	1,000.00	648.90	0.70%	2.90

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.87	0.45%	$2.29
Service Class Shares	1,000.00	1,021.62	0.70%	3.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Percentage
Country	of Net Assets

Common Stock	98.03%

Australia	5.85%
Austria	0.30%
Belgium	0.83%
Bermuda	0.04%
Denmark	0.81%
Finland	1.35%
France	10.28%
Germany	8.25%
Greece	0.49%
Hong Kong	1.97%
Ireland	0.37%
Italy	3.59%
Japan	24.52%
Luxembourg	0.44%
Netherlands	2.46%
New Zealand	0.09%
Norway	0.55%
Portugal	0.32%
Singapore	1.02%
Spain	4.50%
Sweden	1.96%
Switzerland	8.28%
United Kingdom	19.76%
United States	0.00%

Preferred Stock	0.35%

Rights	0.02%

Short-Term Investment	0.57%

Total Value of Securities	98.97%

Receivables and Other Assets Net of Liabilities	1.03%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.69%
Air Freight & Logistics	0.36%
Airlines	0.24%
Auto Components	0.56%
Automobiles	3.24%
Beverages	1.61%
Biotechnology	0.27%
Building Products	0.52%
Capital Markets	1.94%
Chemicals	2.71%
Commercial Banks	11.87%
Commercial & Professional Services	0.89%
Communications Equipment	1.11%
Computers & Peripherals	0.42%
Construction & Engineering	0.95%
Construction Materials	0.56%
Consumer Finance	0.16%
Containers & Packaging	0.11%
Distributors	0.09%
Diversified Financial Services	1.10%
Diversified Telecommunication Services	4.64%
Electric Utilities	4.57%
Electrical Equipment	1.32%
Electronic Equipment & Instruments	1.12%
Energy Equipment & Services	0.32%
Food & Staples Retailing	2.44%
Food Products	3.81%
Gas Utilities	1.17%
Health Care Equipment & Supplies	0.68%
Health Care Providers & Services	0.28%
Hotels, Restaurants & Leisure	0.81%
Household Durables	0.87%
Household Products	0.68%
Independent Power Producers & Energy Traders	0.21%
Industrial Conglomerates	1.61%
Insurance	4.86%
Internet & Catalog Retail	0.09%
Internet Software & Services	0.09%
IT Services	0.29%
Leisure Equipment & Products	0.19%
Life Science Tools & Services	0.05%
Machinery	1.77%
Marine	0.35%
Media	1.64%
Metals & Mining	4.04%
Multiline Retail	0.23%
Multi-Utilities	1.48%
Office Electronics	0.61%
Oil, Gas & Consumable Fuels	8.20%
Paper & Forest Products	0.32%
Personal Products	0.44%
Pharmaceuticals	8.24%
Real Estate Investment Trusts	1.01%
Real Estate Management & Development	1.53%
Road & Rail	1.17%
Semiconductors & Semiconductor Equipment	0.37%
Software	1.09%
Specialty Retail	0.79%
Textiles, Apparel & Luxury Goods	0.77%
Tobacco	1.20%
Trading Companies & Distributors	0.90%
Transportation Infrastructure	0.45%
Water Utilities	0.05%
Wireless Telecommunication Services	2.25%

Total	98.40%

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund
Country and Sector Allocations and Top 10 Equity Holdings (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Nestle	1.87%
BP	1.84%
HSBC Holdings	1.50%
Total	1.48%
Novartis	1.47%
Vodafone Group	1.38%
Roche Holding	1.35%
GlaxoSmithKline	1.24%
Telefonica	1.19%
Royal Dutch Shell A Shares	1.19%

Total	14.51%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.03%Δ
	Australia–5.85%
±	AGL Energy	3,338	$36,311
±	Alumina	11,164	11,476
±	Amcor	5,851	24,260
±	AMP	14,084	54,789
±	Aristocrat Leisure	2,121	5,888
±	Asciano Group	3,182	3,456
±	ASX	1,291	30,790
±	Australia & New Zealand Banking Group	15,869	174,802
±	AXA Asia Pacific Holdings	6,441	22,842
±	Bendigo & Adelaide Bank	1,944	15,345
±	BHP Billiton	25,788	558,964
±	Billabong International	1,116	6,253
±	BlueScope Steel	5,636	14,128
±	Boral	4,208	13,905
±	Brambles	10,394	55,099
±	Caltex Australia	1,070	5,517
±	Coca-Cola Amatil	3,898	25,557
±	Cochlear	402	15,889
±	Commonwealth Bank of Australia	11,391	239,132
±	Computershare	3,613	20,143
±	Crown	3,234	13,822
±	CSL	4,482	107,839
±	CSR	9,677	12,212
±	Dexus Property Group	26,373	15,408
±	Farifax Media	10,418	12,196
†	Fortescue Metals Group	8,836	12,293
±	Foster’s Group	14,429	56,621
±	Gandel Retail Trust	12,454	16,703
±	Goodman Fielder	9,045	8,579
±	Goodman Group	16,345	8,588
±	GPT Group	30,775	20,475
±	Harvey Norman Holdings	3,604	6,824
±	Incitec Pivot	12,192	21,805
±	Insurance Australia Group	14,129	39,288
±	James Hardie Industries	2,867	9,580
±	Leighton Holdings	1,057	20,955
±	Lend Lease	2,607	13,403
±	Lion Nathan	2,122	12,438
±	Macquarie Airports	4,546	7,808
±	Macquarie Group	2,113	43,754
±	Macquarie Infrastructure Group	16,396	20,053
±	Macquarie Office Trust	45,539	7,981
±	Metcash	5,513	17,222
±	Mirvac Group	12,195	11,136
±	National Australia Bank	13,999	209,986
±	Newcrest Mining	3,401	82,597
±	†Nufarm	925	6,959
±	OneSteel	5,934	10,470
±	Orica	2,475	24,781
±	Origin Energy	6,608	76,041
=	OZ Minerals	16,006	6,262
±	Perpetual	263	7,018
±	Qantas Airways	7,094	13,335
±	QBE Insurance Group	7,390	136,273
±	Rio Tinto	2,146	58,675
±	Santos	4,391	46,942
±	Sims Group	1,110	13,861
±	Sonic Healthcare	2,582	26,839
±	Stockland	10,898	31,631
±	Suncorp-Metway	6,929	41,671
±	TABCORP Holdings	4,023	20,082
±	Tatts Group	8,213	16,362
±	Telstra	32,641	89,155
±	Toll Holdings	4,410	19,440
±	Transurban Group	8,682	33,507
±	Wesfarmers	4,861	62,600
±	Wesfarmers PPS	1,181	15,201
±	Westfield Group	13,136	121,679
±	Westpac Banking	21,337	261,099
±	Woodside Petroleum	3,612	95,366
±	Woolworths	9,461	179,992
±	WorleyParsons	1,092	11,115

			3,570,468

	Austria–0.30%
±	Erste Bank der Oesterreichischen Sparkassen	1,292	30,231
±	Oest Elektrizitatswirts Class A	645	29,970
±	OMV	1,167	31,162
±	Raiffeisen International Bank Holding	522	14,583
±	Strabag	289	6,786
±	Telekom Austria	2,518	36,817
±	Vienna Insurance Group	233	8,135
±	Voestalpine	811	17,608
±	Wienerberger	475	8,143

			183,435

	Belgium–0.83%
±	Anheuser-Bausch InBev	5,249	122,490
±	Anheuser-Bausch InBev Strip-VVPR	1,896	11
±	Belgacom	1,349	51,824
±	Colruyt	139	30,017
±	Delhaize Group	804	49,946
±	Dexia	3,550	16,174
±	Fortis	18,881	25,020
±	Groupe Bruxelles Lambert	645	51,927
±	KBC Ancora	177	3,086
±	KBC Groep	1,293	39,049
±	Mobistar	272	19,717
±	Nationale A Portefeuille	359	17,594
±	Solvay Class A	492	36,714

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Belgium (continued)

±	UCB	725	$23,765
±	Umicore	923	18,329

			505,663

	Bermuda–0.04%
±	Frontline	300	8,865
±	Seadrill	1,978	16,227

			25,092

	Denmark–0.81%
±	A.P. Moller–Maersk Class A	4	21,999
±	A.P. Moller–Maersk Class B	8	43,264
±	Carlsberg Class B	500	16,425
±	Coloplast Class B	160	11,119
±	Danisco	350	14,365
±	Danske Bank	3,400	34,420
±	DSV	1,400	15,311
±	FLSmidth	400	14,109
±†	Jyske Bank	294	6,896
±	Novo Nordisk Class B	3,350	173,658
±	Novozymes Class B	350	28,209
±†	Topdanmark	100	13,161
±	TrygVesta	183	11,589
±†	Vestas Wind Systems	1,400	82,791
±†	William Demant Holding	200	8,415

			495,731

	Finland–1.35%
±	Elisa	1,050	18,369
±	Fortum	3,270	71,425
±	Kesko Class B	500	12,661
±	Kone Class B	1,130	25,464
±	Metso	900	11,084
±	Neste Oil	947	14,325
±	Nokia	28,850	454,957
±	Nokian Renkaat	780	8,906
±	Orion Class B	609	10,409
±	Outokumpu	800	9,566
±	Pohjola Bank	800	11,181
±	Rautaruukki	600	10,531
±	Sampo Class A	3,155	60,010
±	Sanoma	540	7,048
±	Stora Enso Class R	4,200	33,434
±	UPM-Kymmene	3,833	49,376
±	Wartsila	600	18,219

			826,965

	France–10.28%
±	Accor	1,411	69,848
±	ADP	211	14,435
±	Air France-KLM	960	12,441
±	Air Liquide	1,924	177,067
±	Alcatel-Lucent	17,460	37,980
±	Alstom	1,592	95,342
±†	Atos Origin	497	12,571
±	AXA	11,968	269,953
±	BIC	199	11,506
±	BNP Paribas	6,340	275,012
±	Bouygues	1,774	75,630
±†	Bureau Veritas	276	11,151
±	Cap Gemini	1,043	40,528
±	Carrefour	4,925	191,311
±	Casino Guichard Perrachon	331	25,351
±	Christian Dior	407	23,125
±	Cie de Saint-Gobain	2,150	102,089
±†	Cie Generale de Geophysique-Veritas	1,130	16,998
±	CNP Assurances	266	19,422
±	Compagnie Generale des Etablissements Michelin Class B	1,073	56,970
±	Credit Agricole	6,583	74,306
±	Dassault Systemes	480	21,869
±	EDF	1,482	86,621
±	Eiffage	267	14,067
±	Eramet	40	7,841
±	Essilor International	1,490	70,338
±	Eurazeo	189	8,932
±†	Eutelsat Communications	629	14,929
±	France Telecom	13,910	389,621
±	GDF Suez	8,332	415,616
±	Gecina	121	8,455
±	Groupe Danone	3,385	205,529
±	Hermes International	510	71,753
±	Icade	151	12,611
±	Iliad	125	10,906
±	Imerys	220	10,105
±	JC Decaux	500	8,691
±	Klepierre	705	17,423
±	Lafarge	946	58,144
±	Lagardere	890	36,337
±	Legrand	658	12,663
±	L’Oreal	1,900	166,632
±	LVMH Moet Hennessy Vuitton	1,835	123,585
±	M6-Metropole Television	488	9,508
±	Natixis	8,511	15,172
±	Neopost	239	21,793
±	PagesJaunes Groupe	975	9,655
±	Pernod-Ricard	1,297	96,826
±	Peugeot	1,086	18,658
±	PPR	565	37,176
±	Publicis Groupe	940	24,379
±	Renault	1,396	36,610
±†	Safran	1,435	19,470
±	Sanofi-Aventis	8,082	519,499

LVIP SSgA International Index Fund–6

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	France (continued)

±	Schneider Electric	1,668	$124,801
±	SCOR	1,268	29,440
±†	Societe Des Autoroutes Paris	173	12,126
±	Societe Generale	3,670	187,108
±	Sodexo	701	39,151
±†	Suez Enviornnement	2,031	34,470
±	Technip	773	23,851
±	Television Francaise 1	852	12,545
±	Thales	675	28,411
±	Total	16,354	903,562
±	Unibail-Rodamco	614	92,180
±	Valeo	575	8,608
±	Vallourec	393	44,904
±	Veolia Environnement	2,791	88,470
±	Vinci	3,143	133,287
±	Vivendi	9,028	295,710
±	Wendel	200	10,054
±	Zodiac	315	11,558

			6,274,686

	Germany–8.25%
±	Adidas	1,476	56,438
±	Allianz	3,442	367,546
±	BASF	7,217	279,858
±	Bayer	5,800	338,315
±	Bayerische Motoren Werke	2,596	81,438
±	Beiersdorf	717	42,810
±	Celesio	667	18,043
±	Commerzbank	5,115	49,500
±	Continental	757	30,232
±	Daimler	6,456	244,421
±	Deutsche Bank	4,033	161,601
±	Deutsche Boerse	1,451	105,496
±	Deutsche Lufthansa	1,592	26,625
±	Deutsche Post	6,297	106,087
±	Duetsche Postbank	669	14,785
±	Deutsche Telekom	21,600	327,576
±	E.ON	14,422	560,697
±	Fraport	207	9,337
±	Fresenius	171	8,603
±	Fresenius Medical Care	1,503	70,082
±	GEA Group	1,162	20,578
±†	Hamburger Hafen und Logistik	170	5,744
±	Hannover Rueckversicherung	361	11,726
±	Heidelberger Zement	148	6,541
±	Henkel	900	23,889
±	Hochtief	382	19,779
±	Hypo Real Estate Holding	878	3,834
±†	Infineon Technologies	5,355	7,175
±	K+S	1,106	64,191
±	Linde	998	85,299
±	MAN	751	42,957
±	Merck	452	40,642
±	Metro	931	37,415
±	Muenchener Rueckversicherungs	1,577	242,819
±	Puma	41	8,233
±†	Q-Cells	430	16,090
±	RWE	3,390	300,816
±	Salzgitter	290	22,653
±	SAP	6,490	234,835
±	Siemens	6,593	499,831
±	Solarworld	774	17,235
±	ThyssenKrupp	2,833	80,341
±	TUI	1,555	18,414
±†	United Internet	847	7,577
±	Volkswagen	887	310,154
±	Wacker Chemie	90	9,730

			5,037,988

	Greece–0.49%
±	Alpha Bank	2,580	24,256
±	Coca-Cola Hellenic Bottling	1,200	17,535
±	EFG Eurobank Ergasias	2,800	22,410
±	Hellenic Petroleum	920	6,950
±	Hellenic Telecommunications Organization	2,210	36,898
±†	Marfin Investment Group	5,235	21,268
±	National Bank of Greece	3,926	73,260
±	OPAP	1,780	51,478
±	Piraeus Bank	2,750	24,669
±	Public Power	970	15,666
±	Titan Cement	360	7,002

			301,392

■	Hong Kong–1.97%
±	ASM Pacific Technology	1,000	3,296
±	Bank of East Asia	10,818	22,819
±	BOC Hong Kong Holdings	27,500	31,476
±	Cathay Pacific Airways	7,000	7,906
±	Cheung Kong Holdings	11,000	104,933
±	Cheung Kong Infrastructure Holdings	3,000	11,329
±	Chinese Estates	8,000	9,153
±	CLP Holdings	15,500	105,377
±	Esprit Holdings	8,000	45,586
±	Foxconn International Holdings	15,000	5,033
±†	Genting International	22,000	6,945
±	Hang Lung Group	7,000	21,384
±	Hang Lung Properties	16,000	35,128
±	Hang Seng Bank	5,800	76,574
±	Henderson Land Development	8,000	29,921
±	Hong Kong & China Gas	30,600	46,403
±	Hong Kong Aircraft	400	3,304
±	Hong Kong Electric Holdings	10,500	59,114
±	Hong Kong Exchanges & Clearing	8,000	76,806

LVIP SSgA International Index Fund–7

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	■ Hong Kong (continued)

±	Hopewell Holdings	5,000	$16,588
±	Hutchison Telecommunications International	10,000	2,697
±	Hutchison Whampoa	16,000	80,770
±	Hysan Development	4,000	6,504
±	Kerry Properties	5,031	13,534
±	Kingboard Chemicals Holdings	4,000	7,250
±	Li & Fung	18,000	31,107
±	Lifestyle International Holdings	5,500	5,617
±	Link REIT	16,583	27,585
±†	Mongolia Energy	19,000	5,910
±	MTR	10,000	23,289
±	New World Development	19,000	19,454
±	Noble Group	12,000	8,645
±	NWS Holdings	6,000	8,988
±	Orient Overseas International	2,000	4,484
±	Pacific Basin Shipping	9,000	4,143
±	PCCW	28,000	13,443
±	Shagri-La Asia	8,000	9,253
±	Sino Land	12,445	13,033
±	Sun Hung Kai Properties	11,000	92,558
±	Swire Pacific Class A	6,000	41,563
±	Television Broadcasts	2,000	6,556
±	Wharf Holdings	10,000	27,681
±	Wheelock	6,000	13,222
±	Wing Hang Bank	1,500	8,726
±	Yue Yuen Industrial Holdings	5,500	10,920

			1,206,007

	Ireland–0.37%
±	Allied Irish Banks	7,894	18,976
±	Anglo Irish Bank	3,965	959
±	Bank of Ireland	6,982	8,095
±	CRH	4,139	105,393
±†	Elan	4,077	24,182
±	Experian	7,688	48,943
±	Kerry Group Class A	1,006	18,430

			224,978

	Italy–3.59%
±	A2A	9,417	17,013
±	Alleanza Assicurazioni	3,226	26,647
±	Assicurazioni Generali	8,030	222,797
±	Atlantia	1,961	36,969
±†	Autogrill	850	6,545
±	Banca Carige	5,302	12,967
±	Banca Monte Dei Paschi Siena	18,809	41,275
±	Banca Popolare di Milano	3,033	18,321
±†	Banco Popolare	4,876	34,743
±	Bulgari	1,116	7,147
±†	Enel	32,877	212,824
±	ENI	19,761	477,865
±	Fiat	5,403	36,347
±	Finmeccanica	3,080	47,941
±	Fondiaria	533	9,778
±	IFIL Investments	2,037	5,298
±	Intesa Sanpaolo	58,482	213,494
±	Intesa Sanpaolo Ordinary Shares	6,747	17,540
±	Italcementi	549	7,169
±	Italcementi Savings Shares	768	5,382
±	Lottomatica	466	11,657
±	Luxottica Group	1,044	19,191
±	Mediaset	5,846	33,851
±	Mediobanca	3,744	38,692
±	Mediolanum	1,692	7,389
±	Parmalat	12,717	21,439
±	Pirelli	17,513	6,647
±	Prysmian	831	13,225
±	Saipem	2,015	34,536
±†	Saras	2,209	7,572
±	Snam Rete Gas	5,959	33,451
±	Telecom Italia	76,230	126,030
±	Telecom Italia Savings Shares	45,836	52,444
±	Terna	9,146	30,330
±	UBI Banca	4,614	68,004
±	UniCredit	86,269	220,422
±	Unipol Gruppo Finanziario	4,515	7,111

			2,190,053

	Japan–24.52%
±	77 Bank	3,000	16,316
±	ABC-Mart	200	7,308
±	Acom	375	15,836
±	Advantest	1,100	17,916
±	Aeon	4,800	48,299
±	Aeon Credit Service	700	7,374
±	Aeon Mall	400	7,726
±	Aioi Insurance	3,000	15,681
±	Aisin Seiki	1,400	20,035
±	Ajinomoto	5,000	54,525
±	Alfresa Holdings	200	9,579
±	All Nippon Airways	5,000	19,690
±	Alps Electric	1,200	5,914
±	Amada	3,000	14,579
±	Aozora Bank	5,000	4,694
±	Asahi Breweries	2,900	50,100
±	Asahi Glass	8,000	45,565
±	Asahi Kasei	9,000	39,694
±†	Asics	1,000	8,096
±	Astellas Pharma	3,500	143,145
±†	Bank of Kyoto	2,000	22,396
±	Bank of Yokohama	9,000	53,045
±	Benesse	600	26,235

LVIP SSgA International Index Fund–8

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Bridgestone	4,500	$67,442
±†	Brother Industries	1,800	10,729
±	Canon	7,900	250,100
±†	Canon Marketing Japan	500	8,045
±	Casio Computer	1,400	8,827
±	Central Japan Railway	12	103,986
±	Chiba Bank	6,000	37,492
±	Chubu Electric Power	4,900	149,120
±	Chugai Pharmaceutical	1,600	31,076
±	Chugoku Bank	1,000	15,438
±	Chugoku Electric Power	2,000	52,617
±	Chuo Mitsui Trust Holdings	7,000	34,389
±	Citizen Watch	1,800	6,483
±	Coca-Cola West Holdings	400	8,641
±	Cosmo Oil	4,000	12,442
±	Credit Saison	1,200	16,645
±	Dai Nippon Printing	5,000	55,227
±	Daicel Chemical Industries	2,000	9,466
±	Daido Steel	2,000	6,062
±	Daihatsu Motor	1,000	8,830
±	Daiichi Sankyo	5,100	120,507
±	Daikin Industries	2,000	52,554
±	Dainippon Sumitomo Pharma	1,000	9,355
±	Daito Trust Construction	600	31,471
±	Daiwa House Industry	4,000	39,186
±	Daiwa Securities Group	10,000	59,984
±†	Dena	2	6,472
±	Denki Kagaku Kogyo	3,000	7,381
±	Denso	3,600	60,949
=†	Dentsu	14	27,313
±	DIC	4,000	8,432
±	Dowa Holdings	2,000	7,387
=	East Japan Railway	26	197,454
±	Eisai	1,900	79,221
±	Electric Power Development	1,000	39,274
±	†Elpida Memory	700	4,327
±	FamilyMart	400	17,357
±	Fanuc	1,400	100,258
±	Fast Retailing	400	58,645
±	Fuji Electric Holdings	4,000	6,022
±	Fuji Heavy Industries	4,000	10,983
±	Fuji Television Network	5	7,147
±	FUJIFILM Holdings	3,600	80,300
±	Fujitsu	14,000	68,012
±	Fukuoka Financial Group	6,000	26,204
±	Furkukawa Electric	5,000	24,380
±	Gunma Bank	3,000	19,189
±	Hachijuni Bank	3,000	17,237
±	Hakuhodo DY Holdings	180	9,812
±	Hankyu Hanshin Holdings	9,000	51,934
±	Haseko	11,000	11,718
±	Hikari Tsushin	200	3,798
±	Hino Motors	2,000	4,119
±	Hirose Electric	200	20,219
±†	Hiroshima Bank	4,000	17,490
±†	Hisamitsu Pharmaceutical	500	20,422
±	Hitachi	25,000	96,943
±	Hitachi Chemical	800	8,304
±	Hitachi Construction Machinery	800	9,558
±	Hitachi High-Technologies	500	8,000
±	Hitachi Metals	1,000	4,647
±	Hokkaido Electric Power	1,500	37,893
±	Hokuhoku Financial Group	9,000	21,288
±	Hokuriku Electric Power	1,300	36,744
±	Honda Motor	12,300	261,756
±	HOYA	3,100	54,100
±	†Ibiden	1,000	20,717
±	Idemitsu Kosan	200	12,870
±	IHI	9,000	11,471
±	INPEX	6	47,793
±	Isetan Mitsukoshi Holdings	2,400	20,695
±	Isuzu Motors	10,000	12,911
±	Ito En	500	7,375
±	ITOCHU	11,000	55,450
±	Itochu Techno-Solutions	300	7,323
±	Iyo Bank	2,000	24,873
±	J Front Retailing	4,000	16,538
±	Jafco	200	5,107
±	Japan Airlines	6,000	14,141
±	Japan Petroleum Exploration	200	8,786
±	Japan Prime Realty Investment	4	9,487
±	Japan Real Estate Investment	3	26,777
±	Japan Retail Fund Investment	3	12,947
±	Japan Steel Works	3,000	41,968
±	Japan Tobacco	33	109,217
±	JFE Holdings	3,800	100,905
±	JGC	2,000	29,907
±	Joyo Bank	5,000	28,412
±	JS Group	1,900	29,336
±	JSR	1,400	15,737
±	JTEKT	1,200	9,344
±	Kajima	6,000	21,116
±	Kamigumi	2,000	17,755
±	Kaneka	2,000	12,765
±	Kansai Electric Power	5,700	164,970
±	Kansai Paint	2,000	10,267
±	Kao	5,000	151,751
±	Kawasaki Heavy Industries	11,000	22,186
±	Kawasaki Kisen Kaisha	5,000	23,431
±	KDDI	22	156,957
±	Keihin Electric Express Railway	3,000	26,471
±	Keio	4,000	24,048

LVIP SSgA International Index Fund–9

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Keisei Electric Railway	2,000	$12,493
±	Keyence	300	61,603
±	Kikkoman	1,000	11,873
±	Kinden	1,000	9,037
±	Kintetsu	12,000	55,161
±	Kirin Holdings	6,000	79,706
±	Kobe Steel	19,000	34,876
±	Komatsu	6,500	82,849
±	Konami	800	20,723
±	Konica Minolta Holdings	3,500	27,210
±	Kubota	8,000	57,875
±	Kuraray	2,500	19,571
±	Kurita Water Industries	800	21,609
±	Kyocera	1,200	86,806
±	Kyowa Hakko Kirin	2,000	20,979
±	Kyushu Electric Power	2,800	74,272
±	Lawson	500	28,812
±	Leopalace21	900	9,112
±	Mabuchi Motor	200	8,284
±	Makita	900	20,120
±	Marubeni	12,000	45,905
±	Marui Group	1,700	9,924
±	Maruichi Steel Tube	300	8,363
±	Matsui Securities	800	6,679
±	Mazda Motor	7,000	11,863
±	Mediceo Paltac Holding	1,000	12,018
±	Meiji Dairies	2,000	10,758
±	Minebea	2,000	6,916
±	Mitsubishi	10,100	142,939
±	Mitsubishi Chemical Holdings	9,000	39,847
±	Mitsubishi Electric	14,000	87,662
±	Mitsubishi Estate	9,000	148,547
±	Mitsubishi Gas Chemical	3,000	12,299
±	Mitsubishi Heavy Industries	24,000	107,173
±	Mitsubishi Logistics	1,000	12,668
±	Mitsubishi Materials	8,000	20,232
±	Mitsubishi Motors	27,000	36,952
±	Mitsubishi Rayon	4,000	12,105
±	Mitsubishi Tanabe Pharma	2,000	30,163
±	Mitsubishi UFJ Financial Group	83,400	523,747
±	Mitsubishi UFJ Lease & Finance	390	9,931
±	Mitsui	13,000	133,534
±	Mitsui Chemicals	5,000	18,565
±	Mitsui Engineer & Shipbuilding	5,000	8,416
±	Mitsui Fudosan	6,000	99,951
±	Mitsui Mining & Smelting	4,000	8,478
±	Mitsui OSK Lines	9,000	55,577
±	Mitsui Sumitomo Insurance Group Holdings	2,800	88,970
±	Mitsumi Electric	600	10,498
=	Mizuho Financial Group	72	204,513
±	Murata Manufacturing	1,600	62,686
±	Namco Bandai Holdings	1,500	16,427
±	NEC	14,000	47,325
±†	NEC Electronics	300	2,838
±	NGK Insulators	2,000	22,645
±	NGK Spark Plug	1,000	8,027
±	NHK Spring	2,000	7,382
±	Nidec	800	31,262
±	Nikon	3,000	35,978
±	Nintendo	800	305,468
±†	Nippon Building Fund	4	43,931
±	Nippon Electric Glass	3,000	15,823
±	Nippon Express	6,000	25,270
±	Nippon Meat Packers	1,000	15,209
±	Nippon Mining Holdings	6,500	28,181
±	Nippon Oil	10,000	50,662
=	Nippon Paper Group	7	27,622
±	Nippon Sheet Glass	4,000	13,232
±	Nippon Steel	38,000	124,776
=	Nippon Telegraph & Telephone	39	201,179
±	Nippon Yusen	8,000	49,277
±†	Nipponkoa Insurance	5,000	38,867
±†	Nishi-Nippon City Bank	5,000	14,531
±	Nissan Chemical Industries	1,000	9,685
±	Nissan Motor	16,700	60,031
±	Nissay Dowa General Insurance	1,000	6,214
±	Nisshin Seifun Group	1,500	19,793
±	Nisshin Steel	5,000	10,296
±	Nisshinbo Industries	1,000	7,617
±	Nissin Food Products	600	20,892
±	Nitori	300	23,327
±	Nitto Denko	1,200	22,954
±	NOK	800	5,628
±	Nomura Holdings	13,000	108,153
±†	Nomura Real Estate Holdings	400	7,974
±	Nomura Real Estate Office Fund	2	13,003
±	Nomura Research Institute	900	17,154
±	NSK	3,000	11,321
±	NTN	3,000	9,058
±	NTT Data	9	36,232
±	NTT DoCoMo	117	230,103
±	NTT Urban Development	8	8,657
±	Obayashi	5,000	29,860
±	Obic	50	8,159
±	Odakyu Electric Railway	5,000	43,988
±	OJI Paper	6,000	35,246
±	Olympus	2,000	40,004
±	Omron	1,500	20,137
±	Ono Pharmaceutical	700	36,415
±	Onward Holdings	1,000	7,964
±	Oracle Japan	300	12,983

LVIP SSgA International Index Fund–10

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Oriental Land	400	$32,813
±	ORIX	670	38,226
±	Osaka Gas	14,000	64,686
±	Osaka Titanium Technologies	200	5,037
±	Otsuka	100	4,551
±	Panasonic	14,000	171,949
±	Panasonic Electric Works	3,000	26,729
±	Promise	450	11,405
±	Rakuten	47	29,900
=	Resona Holdings	37	54,689
±	Ricoh	5,000	64,031
±	Rohm	700	35,312
±	Sankyo	400	20,163
±	Santen Pharmaceutical	500	15,096
±	†Sanyo Electric	13,000	24,299
=	Sapporo Hokuyo Holdings	2	7,694
±	Sapporo Holdings	2,000	12,657
±	SBI Holdings	120	18,510
±	Secom	1,600	82,496
±	Sega Sammy Holdings	1,300	15,147
±	Seiko Epson	1,000	15,899
±	Sekisui Chemical	3,000	18,714
±	Sekisui House	3,000	26,445
±	Seven & I Holdings	6,200	212,928
±	Sharp	7,000	50,418
±	Shikoku Electric Power	1,300	43,793
±	Shimadzu	2,000	12,579
±	Shimamura	200	15,428
±	Shimano	500	19,667
±	Shimizu	4,000	23,462
±	Shin-Etsu Chemical	3,000	138,340
±	Shinko Electric	600	4,895
±	Shinko Securities	4,000	8,769
±	Shinsei Bank	11,000	17,396
±	Shionogi	2,000	51,607
±	Shiseido	3,000	61,644
±	Shizuoka Bank	5,000	58,056
±	Showa Denko	9,000	13,025
±	Showa Shell Sekiyu	1,300	12,872
±	SMC	400	41,173
±	Softbank	5,600	101,619
±	Sojitz	9,200	15,362
±	Sompo Japan Insurance	6,000	44,391
±	Sony	7,400	161,718
±	Sony Financial Holdings	6	22,880
±	SQUARE ENIX Holdings	400	12,896
±	Stanley Electric	1,200	12,660
±	Sumco	800	10,155
±	Sumitomo	8,300	73,554
±	Sumitomo Chemical	11,000	37,677
±	Sumitomo Electric Industries	5,300	40,994
±	Sumitomo Heavy Industries	4,000	15,988
±	Sumitomo Metal Industries	29,000	71,574
±	Sumitomo Metal Mining	4,000	42,755
=	Sumitomo Mitsui Financial Group	50	207,220
±	Sumitomo Realty & Development	3,000	45,059
±	Sumitomo Rubber Industries	1,100	9,567
±	Sumitomo Trust & Banking	11,000	64,970
±	Suruga Bank	2,000	19,853
±	Suzuken	500	14,894
±	Suzuki Motor	2,600	36,309
±	T&D Holdings	1,450	61,322
±	Taiheiyo Cement	7,000	13,483
±	Taisei	7,000	19,280
±	Taisho Pharmaceutical	1,000	21,285
±	Taiyo Nippon Sanso	2,000	15,425
±	Takashimaya	2,000	15,187
±	Takeda Pharmaceutical	6,100	317,682
±	Takefuji	750	6,148
±	TDK	900	33,224
±	Teijin	6,000	17,029
±	Terumo	1,300	60,849
±	THK	800	8,412
±	Tobu Railway	6,000	35,818
±	Toho	900	19,351
±	Toho Gas	4,000	26,373
±	Tohoku Electric Power	3,100	83,790
±	Tokio Marine Holdings	5,000	148,025
±	Tokuyama	2,000	16,943
±	Tokyo Broadcasting System	400	6,098
±	Tokyo Electric Power	9,300	310,193
±	Tokyo Electron	1,300	45,727
±	Tokyo Gas	17,000	86,100
±	Tokyo Steel Manufacturing	900	9,435
±	Tokyo Tatemono	2,000	9,158
±	Tokyu	8,000	40,301
±	Tokyu Land	3,000	11,490
±	TonenGeneral Sekiyu	2,000	20,024
±	Toppan Printing	4,000	30,876
±	Toray Industries	10,000	50,850
±	Toshiba	23,000	94,562
±	Tosoh	3,000	7,398
±	TOTO	2,000	12,629
±	Toyo Seikan Kaisha	1,200	20,783
±	Toyo Suisan Kaisha	1,000	28,793
±	Toyoda Gosei	500	5,883
±	Toyota Boshoku	500	4,071
±	Toyota Industries	1,400	30,133
±	Toyota Motor	20,900	690,347
±	Toyota Tsusho	1,600	17,211
±	†Trend Micro	1,000	35,094
±	Tsumura	400	14,835

LVIP SSgA International Index Fund–11

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

±	Ube Industries	8,000	$22,455
±	Unicharm	300	22,551
±	UNY	1,000	11,057
±	Ushio	800	10,561
±	USS	160	8,483
±	West Japan Railway	13	59,185
±	Yahoo Japan	111	45,507
±	Yakult Honsha	700	14,966
±	Yamada Denki	620	43,303
±	Yamaguchi Financial Group	2,000	22,474
±	Yamaha	1,000	9,289
±	Yamaha Motor	1,500	15,770
±	Yamato Holdings	3,000	39,198
±	Yamato Kogyo	300	8,113
±	Yamazaki Baking	1,000	15,371
±	Yaskawa Electric	2,000	8,071
±	Yasuda Trust & Banking	12,000	15,212
±	Yokogawa Electric	1,900	12,493

			14,974,236

	Luxembourg–0.44%
±	ArcelorMittal	6,766	164,812
±	Millicom International Cellular SDR	493	23,535
±†	Reinet Investments	419	4,097
±	SES FDR	2,131	41,503
±	Tenaris	3,594	37,539

			271,486

	Netherlands–2.46%
±	Aegon	10,515	66,704
±	Akzo Nobel	1,792	74,280
±	ASML Holding	3,242	58,732
±	Boskalis Westminster	422	9,894
±	Corio	317	14,669
±	European Aeronautic Defence & Space	2,376	40,437
±	Fugro CVA	483	13,951
±	Heineken	1,841	56,643
±	Heineken Holding	830	23,825
±	ING Groep CVA	14,837	164,100
±	Koninklijke Ahold	8,953	110,871
±	Koninklijke DSM	985	25,401
±	Koninklijke KPN	13,978	204,221
±	Koninklijke Philips Electronics	7,592	151,266
±	Randstad Holding	737	15,115
±	Reed Elsevier	4,717	56,359
±	SBM Offshore	1,096	14,470
±	SNS Reaal	744	4,109
±	TNT	2,851	55,655
±	Unilever CVA	12,442	303,056
±	Wolters Kluwer	2,098	39,975

			1,503,733

	New Zealand–0.09%
±	Auckland International Airport	7,346	7,011
±	Contact Energy	1,969	8,514
±	Fletcher Building	3,133	10,618
±	Sky City Entertainment Group	4,036	7,427
±	Telecom New Zealand	13,665	18,472

			52,042

	Norway–0.55%
±	Aker Solutions	908	6,045
±	DnB NOR	4,600	18,371
±	Norsk Hydro	4,805	19,706
±	Orkla	5,796	38,818
±†	Renewable Energy	794	7,655
±	StatoilHydro	9,900	166,662
±	Telenor	6,800	46,176
±	Yara International	1,600	35,426

			338,859

	Portugal–0.32%
±	Banco Comercial Portugues	17,596	20,187
±	Banco Espirito Santo	2,025	18,953
±	BRISA	2,646	19,931
±	Cimpor Cimentos de Portugal	1,795	8,759
±	Energias de Portugal	14,581	55,123
±	Galp Energia Class B	1,279	12,905
±	Jeronimo Martins	1,384	7,725
±	Portugal Telecom	4,966	42,708
±	Zon Multimedia Servicos de Telecomunicacoes e Multimedia	1,301	6,782

			193,073

	Singapore–1.02%
±	Ascendas Real Estate Investment Trust	7,000	6,773
±	CapitaLand	12,000	26,334
±	CapitaMall Trust	9,000	10,073
±	City Developments	4,000	17,999
±	ComfortDelgro	14,000	14,264
±	Cosco Singapore	7,000	4,706
±	DBS Group Holdings	14,000	82,940
±	Fraser & Neave	7,000	14,556
±	Golden Agri-Resources	32,000	5,304
±	Jardine Cycle & Carriage	1,000	6,689
±	†Keppel	10,000	30,536
±	Neptune Orient Lines	5,000	3,952
±	Olam International	8,000	6,486
±	Oversea-Chinese Banking	19,000	66,445
±	Parkway Holdings	7,000	6,101
±	SembCorp Industries	7,000	11,485
±	SembCorp Marine	5,000	5,927
±	Singapore Airlines	4,000	31,641
±	Singapore Exchange	6,000	21,496
±	Singapore Press Holdings	11,000	23,989

LVIP SSgA International Index Fund–12

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Singapore (continued)

±	Singapore Technologies Engineering	10,000	$16,655
±	Singapore Telecommunications	60,000	107,539
±	United Overseas Bank	9,000	81,802
±	UOL Group	4,000	6,261
±	Wilmar International	6,000	11,824

			621,777

	Spain–4.50%
±	Abertis Infraestructuras	2,136	38,471
±	Acciona	204	26,067
±	Acerinox	1,011	16,515
±	ACS	1,457	67,991
±	Banco Bilbao Vizcaya Argentaria	26,697	332,416
±	Banco de Sabadell	6,613	45,495
±	Banco de Valencia	1,386	14,900
±	Banco Popular Espanol	5,691	49,605
±	Banco Santander	60,652	588,829
±	Bankinter	1,906	17,325
±	Cintra	1,707	13,013
±	Criteria Caixacorp	6,085	24,395
±†	EDP Renovaveis	1,447	10,171
±	Enagas	1,221	27,094
±	Fomento de Construcciones y Contratas	322	10,761
±	Gamesa Technologica	1,317	24,131
±	Gas Natural SDG	763	20,863
±	Gestevision Telecinco	887	9,602
±	Grifols	974	17,150
±	Grupo Ferrovial	457	12,811
±	Iberdrola	26,121	244,692
±†	Iberdrola Renovables	6,101	26,729
±	IBERIA	3,919	11,108
±	Inditex	1,687	75,494
±	Indra Sistemas	712	16,423
±	Mapfre	5,415	18,557
±	Red Electrica	869	44,517
±	Repsol YPF	5,666	121,566
±	Sacyr Vallehermoso	556	5,066
±	Telefonica	32,082	727,714
±	Union Fenosa	2,851	71,785
±	Zardoya Otis	916	16,545

			2,747,801

	Sweden–1.96%
±	Alfa Laval	2,700	24,353
±	Assa Abloy Class B	2,200	25,848
±	Atlas Copco Class A	5,020	44,624
±	Atlas Copco Class B	2,735	21,635
±	Electrolux Class B	1,995	17,637
±	Ericsson LM Class B	22,800	179,580
±	Getinge Class B	1,733	21,246
±	Hennes & Mauritz Class B	3,800	152,705
±	Holmen Class B	400	10,113
±	Husqvarna Class B	2,040	11,089
±	Investor Class B	3,400	52,396
±	†Loomis Class B	440	2,755
±	†Lundin Petroleum	1,340	7,266
±	Modern Times Group Class B	305	6,746
±	Nordea Bank	15,500	111,619
±	Sandvik	7,537	48,912
±	Scania Class B	2,500	25,701
±	Securitas Class B	2,200	18,713
±	Skandinaviska Enskilda Banken	3,400	27,729
±	Skanska Class B	3,000	31,088
±	SKF Class B	2,900	29,815
±	Ssab Svenskt Stal Class A	1,400	12,544
±	Ssab Svenskt Stal Class B	600	5,054
±	Svenska Cellulosa Class B	4,200	36,843
±	Svenska Handelsbanken Class A	3,400	56,804
±	Swedbank Class A	2,500	14,919
±	Swedish Match	2,000	29,172
±	Tele2 Class B	2,161	19,758
±	TeliaSonera	17,000	86,496
±	Volvo Class A	3,300	19,231
±	Volvo Class B	8,100	46,571

			1,198,962

	Switzerland–8.28%
±	ABB	16,370	248,931
±†	Actelion	718	40,502
±	Adecco	868	29,630
±†	Aryzta	602	19,288
±	Baloise Holding	365	27,485
±	BKW FMB Energie	105	10,111
±	Compagnie Financiere Richemont Units Class A	3,889	73,889
±	Credit Suisse Group	7,949	222,131
±	EFG International	350	6,237
±	Geberit	285	30,735
±	Givaudan	46	36,245
±	Holcim	1,473	85,014
±	Julius Baer Holding	1,573	60,791
±	Kuehne & Nagel International	373	24,090
±	Lindt & Spruengli	5	9,329
±	Lindt & Spruengli PC	1	21,451
±†	Logitech International	1,266	19,811
±	Lonza Group	338	31,247
±	Nestle	28,977	1,144,156
±	Nobel Biocare Holding	840	17,296
±	Novartis	18,013	899,540
±†	OC Oerlikon	49	3,268
±	Pargesa Holding	195	12,995
±	Roche Holding	5,321	821,428
±	Schindler Holding	402	18,391

LVIP SSgA International Index Fund–13

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Switzerland (continued)

±	SGS	34	$35,458
±	Sonova Holding	361	21,878
±	STMicrolectronics	5,074	34,197
±	Straumann Holding	49	8,661
±	Sulzer	197	11,336
±	Swatch Group	218	30,658
±	Swatch Group Bearer Shares	289	7,942
±	Swiss Life Holding	262	18,116
±	Swiss Reinsurance	2,497	121,918
±	Swisscom	179	57,899
±	Syngenta	721	139,665
±	Synthes	442	55,888
±†	UBS	22,362	324,423
±	Xstrata	4,768	45,355
±	Zurich Financial Services	1,057	230,275

			5,057,660

	United Kingdom–19.76%
±	3i Group	2,522	10,034
±	Admiral Group	1,337	17,716
±	AMEC	2,326	16,983
±	Anglo American	10,095	239,428
±	Antofagasta	3,024	19,102
±	Associated British Foods	2,522	26,800
±	AstraZeneca	11,026	457,839
±	Aviva	20,813	120,011
±	BAE Systems	27,507	151,436
±	Balfour Beatty	3,743	18,490
±	Barclays	63,548	146,220
±	Berkeley Group Holdings Unit	596	7,768
±	BG Group	25,469	357,815
±	BHP Billiton	16,814	329,726
±	BP	143,700	1,125,372
±	British Airways	4,292	11,482
±	British American Tobacco	14,429	381,628
±	British Energy Group	7,679	87,284
±	British Land	3,745	30,483
±	British Sky Broadcasting	8,488	60,650
±	BT Group	60,661	124,007
±	Bunzl	2,251	19,496
±	Burberry Group	3,129	10,352
±	Cable & Wireless	18,009	41,180
±	Cadbury	10,083	90,280
±†	Cairn Energy	967	28,775
±	Capita Group	4,622	50,187
±	Carnival	1,169	26,134
±	Carphone Warehouse Group	2,934	3,924
±	Centrica	42,321	164,903
±	Cobham	8,638	26,175
±	Compass Group	13,799	69,501
±	Daily Mail & General Trust	1,808	7,302
±	Diageo	19,203	273,007
±	Drax Group	2,376	19,629
±	Eurasian Natural Resources	2,343	11,474
±	Firstgroup	3,493	22,163
±	Friends Provident	17,182	22,343
±	G4S	8,966	26,935
±	GKN	5,302	7,435
±	GlaxoSmithKline	40,137	757,350
±	Hammerson	2,103	16,551
±	Hays	8,715	8,906
±	HBOS	40,487	42,601
±	Home Retail Group	6,526	20,323
±	HSBC Holdings	92,398	918,217
±	ICAP	3,699	15,807
±	IMI	2,351	9,435
±	Imperial Tobacco Group	7,779	209,645
±	Intercontinental Hotels Group	1,835	15,380
±	International Power	11,360	40,305
±†	Invensys	5,719	14,577
±	Investec	2,992	12,572
±	ITV	24,284	14,311
±	J Sainsbury	7,685	37,279
±	Johnson Matthey	1,567	25,288
±	Kazakhmys	1,616	5,569
±	Kingfisher	17,794	35,525
±	Ladbrokes	4,460	12,175
±	Land Securities Group	3,492	47,703
±	Legal & General Group	44,472	50,189
±	Liberty International	1,802	12,730
±	Lloyds TSB Group	44,354	85,208
±	Logica	10,537	10,674
±	London Stock Exchange Group	1,120	8,586
±	Lonmin	966	13,155
±	Man Group	12,792	44,478
±	Marks & Spencer Group	11,862	37,651
±	Meggitt	4,947	11,768
±	National Express Group	786	5,745
±	National Grid	18,765	188,342
±	Next	1,375	21,890
±	Old Mutual	36,817	30,199
±	Pearson	6,058	57,955
±	Prudential	19,542	120,186
±	Reckitt Benckiser Group	4,689	177,781
±	Reed Elsevier	8,217	61,111
±	Rexam	4,638	24,026
±	Rio Tinto	7,766	174,376
±	Rolls-Royce Group	13,706	67,698
±	Royal Bank of Scotland Group	139,822	104,258
±	Royal Dutch Shell A Shares	27,214	724,908
±	Royal Dutch Shell B Shares	20,871	536,665
±	RSA Insurance Group	24,699	50,318

LVIP SSgA International Index Fund–14

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	United Kingdom (continued)

±	SABMiller	7,082	$120,813
±	Sage Group	9,447	23,799
±	Schroders	956	12,199
±	Scottish & Southern Energy	6,852	122,117
±	Segro	3,147	11,411
±	Serco Group	3,605	23,846
±	Severn Trent	1,719	30,086
±	Shire	4,171	62,360
±	Smith & Nephew	6,642	43,080
±	Smiths Group	2,807	36,590
±	Stagecoach Group	4,011	8,299
±	Standard Chartered	17,191	221,360
±	Standard Life	16,215	47,806
±	Tate & Lyle	3,293	19,536
±	Tesco	59,846	315,851
±	Thomas Cook Group	3,061	7,895
±	Thomson Reuters	1,356	30,629
±	Tomkins	6,356	11,615
±	TUI Travel	4,076	13,963
±	Tullow Oil	5,413	52,442
±	Unilever	9,824	229,182
±	United Business Media	1,715	12,747
±	United Utilities Group	5,117	46,933
±	Vedanta Resources	1,046	9,557
±	Vodafone Group	404,745	841,198
±	Whitbread	1,380	18,669
±	WM Morrison Supermarkets	17,859	73,277
±	Wolseley	4,786	27,007
±	WPP Group	8,360	49,277

			12,064,429

	United States–0.00%
†	Dr Pepper Snapple Group	0	3

			3

	Total Common Stock (Cost $79,416,471)		59,866,519

	PREFERRED STOCK–0.35%Δ
	Germany–0.34%
±	Bayerische Motoren Werke 7.50%	347	6,910
±	Fresenius 1.67%	586	34,011
±	Henkel 2.27%	1,264	40,446
±	Porsche Automobil Holding 1.30%	652	52,165
±	RWE 6.00%	295	22,532
±	Volkswagen 4.50%	848	46,950

			203,014

	Italy–0.01%
±†	Istituto Finanziario Industriale	157	1,085
±	Unipol Gruppo Finanziario 14.60%	6,128	6,789

			7,874

	Total Preferred Stock (Cost $329,371)		210,888

	RIGHTS–0.02% Δ
	Belgium–0.00%
	=@πFortis	11,595	0

			0

	Singapore–0.02%
±	DBS Group Holdings	4,500	9,424

			9,424

	United Kingdom–0.00%
	HBOS	53,068	0
	Lloyds TSB Group	18,520	0

			0

	Total Rights (Cost $0)		9,424

	SHORT-TERM INVESTMENT–0.57%
	Money Market Mutual Fund–0.57%
	Dreyfus Treasury & Agency Management Fund	350,596	350,596

	Total Short-Term Investment (Cost $350,596)		350,596

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–98.97% (Cost $80,096,438)	$60,437,427

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.03%*	629,260

NET ASSETS APPLICABLE TO 10,242,586 SHARES OUTSTANDING–100.00%	$61,066,687

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($26,175,603 / 4,392,391 Shares)	$5.959

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($34,891,084 / 5,850,195 Shares)	$5.964

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$81,000,711
Undistributed net investment income	146,695
Accumulated net realized loss on investments	(435,653)
Net unrealized depreciation of investments and foreign currencies	(19,645,066)

Total net assets	$61,066,687

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair valued securities was $59,143,458, which represented 96.85% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $933,946, which represented 1.53% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

π	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2008, the aggregate amount of restricted securities was $0 or 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements”.

*	Includes $396 cash pledged as collateral for index futures contracts.

Summary of Abbreviations:
CVA–Dutch Certificate
FDR–Fiduciary Depositary Receipts
PC–Participation Certificate
PPS–Partially Protected Shares
REIT–Real Estate Investment Trust
SDR–Special Drawing Rights
VVPR–Belgium Dividend Coupon

The following index futures contracts were outstanding at December 31, 2008:

Index Futures Contracts1

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy	Cost	Value	Expiration Date	(Depreciation)

1 CAC 40 10 Euro Futures	$45,828	$45,106	3/20/09	$(722)
1 FTSE 100 Index Futures	64,832	64,063	3/20/09	(769)
2 TOPIX Index Futures	176,379	190,025	3/12/09	13,646

	$287,039	$299,194		$12,155

The use of index futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund
Statement of Operations
May 1, 2008* to December 31, 2008

INVESTMENT INCOME:
Dividends	$751,252
Interest	15,489
Foreign tax withheld	(55,084)

711,657

EXPENSES:
Custodian fees	159,933
Management fees	95,017
Pricing fees	54,094
Distribution expenses–Service Class	36,425
Index fee	28,667
Professional fees	23,115
Accounting and administration fees	13,051
Reports and statements to shareholders	529
Trustees’ fees	311
Other	1,800

412,942
Less expenses waived/reimbursed	(269,625)
Total operating expenses	143,317

NET INVESTMENT INCOME	568,340

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(435,653)
Futures contracts	(169,951)
Foreign currencies	234,984

Net realized loss	(370,620)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(19,645,066)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(20,015,686)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,447,346)

*	Date of commencement of operations

See accompanying notes

LVIP SSgA International Index Fund
Statement of Changes in Net Assets

5/1/08*
to
12/31/08

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$568,340
Net realized loss on investments and foreign currencies	(370,620)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(19,645,066)

Net decrease in net assets resulting from operations	(19,447,346)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(253,309)
Service Class	(233,369)

(486,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	37,740,060
Service Class	46,176,512
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	253,309
Service Class	233,369

84,403,250

Cost of shares repurchased:
Standard Class	(1,643,153)
Service Class	(1,759,386)

(3,402,539)

Increase in net assets derived from capital share transactions	81,000,711

NET INCREASE IN NET ASSETS	61,066,687
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $146,695)	$61,066,687

*	Date of commencement of operations.

See accompanying notes

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA International Index Fund
	Standard Class	Service Class
	5/1/08[1]	5/1/08[1]
	to	to
	12/31/08	12/31/08

Net asset value, beginning of period	$10.000	$10.000

Income (Loss) from investment operations:
Net investment income[2]	0.116	0.104
Net realized and unrealized loss on investments and foreign currencies	(4.098)	(4.094)

Total from investment operations	(3.982)	(3.990)

Less dividends and distributions from:
Net investment income	(0.059)	(0.046)

Total dividends and distributions	(0.059)	(0.046)

Net asset value, end of period	$5.959	$5.964

Total return[3]	(39.77% )	(39.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,176	$34,891
Ratio of expenses to average net assets	0.45%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.58%	1.83%
Ratio of net investment income to average net assets	2.53%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.40%	1.15%
Portfolio turnover	3%	3%
1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools international fair value pricing.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period ended December 31, 2008.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.40% on all assets.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund. Additionally, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009 as follows: 0.06% of the first $500 million of average daily net assets of the Fund; and 0.09% of the average daily net assets of the Fund in excess of $500 million. The agreements will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.10% of the first $50 million of the Fund’s average daily net assets; 0.08% of the next $50 million; 0.06% of the next $400 million; and 0.04% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the period ended December 31, 2008, the Fund was charged $597 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the period ended December 31, 2008, fees for administrative and support services amounted to $1,178 and $2,923, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had receivables due from or liabilities payable to affiliates as follows:

Management fee payable to LIAC	$15,621
Fees Payable to DSC	116
Distribution Fees Payable to LFD	6,383
Receivable from LIAC under expense limitation agreement	141,433

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

At December 31, 2008, 0.23% and 34.30% of the Fund’s Standard Class and Service Class shares, respectively, were directly owned by Lincoln Life.

3.	Investments
For the period May 1, 2008 through December 31, 2008, the Fund made purchases of $61,571,727 and sales of $935,042 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $80,241,190. At December 31, 2008, net unrealized depreciation was $19,803,763, of which $738,064 related to unrealized appreciation of investments and $20,541,827 related to unrealized depreciation of investments.

The Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$350,598	$—
Level 2	59,152,883	12,155
Level 3	933,946	—

Total	$60,437,427	$12,155

As a result of utilizing international fair value pricing at December 31, 2008, the majority of the portfolio was categorized as Level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities

Balance as of 5/1/08	$—
Net change in unrealized appreciation/depreciation	(176,233)
Net transfers in and/or out of Level 3	1,110,179

Balance as of 12/31/08	$933,946

Net change in unrealized appreciation/depreciation on investments still held as of 12/31/08	$(176,233)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions for net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period ended December 31, 2008 was as follows:

Period
5/1/08* to
12/31/08

Ordinary income	$486,678

*	Date of commencement of operations

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$81,000,711
Undistributed ordinary income	178,380
Post-October losses	(322,586)
Unrealized depreciation of investments and foreign currencies	(19,789,818)

Net assets	$61,066,687

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and passive foreign investment companies (PFICs).

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and foreign futures contracts. Results of operations and net assets were not affected by these reclassifications. For the period ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$65,033	$(65,033)

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

Period
5/1/08* to
12/31/08

Shares sold:
Standard Class	4,601,900
Service Class	6,084,173
Shares issued upon reinvestment of dividends and distributions:
Standard Class	45,798
Service Class	42,155

10,774,026

Shares repurchased:
Standard Class	(255,307)
Service Class	(276,133)

(531,440)

Net increase	10,242,586

*	Date of commencement of operations

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as away of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, the Fund did not hold any foreign currency exchange contracts.

8.	Futures Contracts
The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in real estate investment trusts (REITs) and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

9.	Credit and Market Risk (continued)

the period ended December 31, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

10.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA International Index Fund–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund
Other Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

—	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $38,456. The gross foreign source income earned during the fiscal year 2008 by the Fund was $751,259.

LVIP SSgA International Index Fund–25

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP SSgA International Index Fund–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–27

T. Rowe Price Growth Stock Fund

[T.ROWE PRICE LOGO]

LVIP T. Rowe Price Growth
Stock Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP T. Rowe Price Growth Stock Fund
2008 Annual Report Commentary

Managed by:
(LOGO)

The Fund returned (41.84%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008. while the benchmark the Russell 1000 Growth® Index* returned (38.44%).

Stock selection was the overwhelming reason for relative underperformance. The energy and materials sectors were leading outperformers against the index. The consumer discretionary, consumer staples, and telecommunication services sectors were major detractors.

The Russell Index recorded steep declines for the year, with wide variation in sector performance. All sectors had double-digit losses. Consumer staples and health care were top performers, as demand in these sectors is typically less affected by an economic slowdown. The financials and energy sectors each posted declines of more than 50%, amid a worsening credit crisis and plummeting energy prices in the second half.

For the year, small-cap stocks held up better than large-caps and mid-caps, while value outpaced growth in the large-cap universe, according to major market indexes.

Stock selection and a beneficial underweight combined to make the energy sector a relative outperformer. Energy was the second-worst performer in the Russell index for the period. Results were lifted by our holdings of large integrated oil companies, which outperformed the sector in the sharp falloff of energy prices in the second half of the year. Chevron, ExxonMobil, and EOG Resources were notable portfolio contributors.

Stock selection helped the materials sector, another bottom performer in the index, to outperform relatively. Agriculture chemicals producers Monsanto and Praxair, makers of industrial gases, were notable contributors.

Stock selection in consumer discretionary was the leading cause of portfolio underperformance. The hotels, restaurants, and leisure industry weighed heavily on results. Gaming holdings, such as Las Vegas Sands and International Game Technology, notably disappointed. In past downturns, gaming stocks have typically held up better than other groups in this sector, but this time the restricted access to capital undercut company development efforts. With consumer belt-tightening, online travel agent Expedia saw a significant drop in business. As of the end of the period, we had eliminated our positions in Las Vegas Sands and International Game Technology.

Consumer staples detracted on stock selection and an unfavorable significant underweight to this top-performing sector in the Russell benchmark. Investors favored the defensive sector but we believe that recent inflows have inflated valuations and we do not see attractive opportunities for long-term, sustained earnings growth here.

Telecommunication services underperformed on stock selection. The spreading global economic slowdown has had a severe impact on many foreign economies. Most of the portfolio underperformance was tied to the international wireless holdings such as Crown Castle International. Investors favored large diversified companies over the wireless communications firms favored by the portfolio for their long-term growth potential.

While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from Fundamentals, presenting significant buying opportunities.

P. Robert Bartolo, CFA
T. Rowe Price

Growth of $10,000 invested 12/31/1998 through
12/31/2008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,761. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have decreased to $6,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−41.84%

Five Years	−3.50%

Ten Years	−3.84%

Service Class Shares

One Year	−41.99%

Inception (4/30/07)	−26.62%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$639.60	0.82%	$3.38
Service Class Shares	1,000.00	638.80	1.07%	4.41

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.01	0.82%	$4.17
Service Class Shares	1,000.00	1,019.76	1.07%	5.43

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.90%

Aerospace & Defense	0.26%
Air Freight & Logistics	1.74%
Beverages	2.75%
Biotechnology	6.96%
Capital Markets	2.42%
Chemicals	1.84%
Communications Equipment	5.07%
Computers & Peripherals	4.30%
Consumer Finance	0.20%
Diversified Financial Services	0.46%
Energy Equipment & Services	3.07%
Food & Staples Retailing	2.78%
Food Products	2.11%
Health Care Equipment & Supplies	7.24%
Health Care Providers & Services	7.73%
Hotels, Restaurants & Leisure	1.50%
Household Durables	0.72%
Household Products	1.65%
Internet & Catalog Retail	4.05%
Internet Software & Services	4.63%
IT Services	4.96%
Machinery	4.21%
Media	2.77%
Metals & Mining	0.67%
Oil, Gas & Consumable Fuels	4.47%
Pharmaceuticals	3.93%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	1.42%
Software	6.73%
Specialty Retail	0.48%
Textiles, Apparel & Luxury Goods	0.86%
Wireless Telecommunication Services	4.69%

Short-Term Investment	2.98%

Total Value of Securities	99.88%

Receivables and Other Assets Net of Liabilities	0.12%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	3.52%
Gilead Sciences	3.49%
Danaher	3.48%
Amazon.com	3.35%
Google Class A	2.93%
Medco Health Solutions	2.79%
Microsoft	2.46%
Exxon Mobil	2.24%
Genetech	2.20%
QUALCOMM	2.10%

Total	28.56%

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.90%
	Aerospace & Defense–0.26%
	General Dynamics	8,500	$489,515

			489,515

	Air Freight & Logistics–1.74%
	Expeditors International of Washington	56,800	1,889,736
	United Parcel Service Class B	24,200	1,334,872

			3,224,608

	Beverages–2.75%
	Coca-Cola	33,900	1,534,653
	PepsiCo	65,220	3,572,099

			5,106,752

	Biotechnology–6.96%
†	Amgen	19,700	1,137,675
†	Celgene	22,400	1,238,272
†	Genentech	49,200	4,079,172
†	Gilead Sciences	126,600	6,474,324

			12,929,443

	Capital Markets–2.42%
	BlackRock	6,000	804,900
	Franklin Resources	15,700	1,001,346
	Goldman Sachs Group	13,450	1,135,046
	Northern Trust	14,200	740,388
	State Street	20,800	818,064

			4,499,744

	Chemicals–1.84%
	Monsanto	13,400	942,690
	Praxair	41,600	2,469,376

			3,412,066

	Communications Equipment–5.07%
†	Cisco Systems	161,900	2,638,970
†	Juniper Networks	70,900	1,241,459
	QUALCOMM	108,700	3,894,721
†	Research in Motion	40,600	1,647,548

			9,422,698

	Computers & Peripherals–4.30%
†	Apple	76,600	6,537,810
†	Dell	67,610	692,326
†	EMC	71,800	751,746

			7,981,882

	Consumer Finance–0.20%
	Redecard	33,300	369,760

			369,760

	Diversified Financial Services–0.46%
	Moody’s	42,900	861,861

			861,861

	Energy Equipment & Services–3.07%
	Baker Hughes	6,530	209,417
†	Cameron International	35,200	721,600
	Schlumberger	87,500	3,703,875
	Smith International	46,900	1,073,541

			5,708,433

	Food & Staples Retailing–2.78%
	Costco Wholesale	44,400	2,330,999
	CVS Caremark	63,117	1,813,983
	Sysco	44,620	1,023,583

			5,168,565

	Food Products–2.11%
‡	Groupe Danone	30,808	1,870,589
‡	Nestle	51,690	2,040,979

			3,911,568

	Health Care Equipment & Supplies–7.24%
	Alcon	14,400	1,284,336
	Baxter International	25,800	1,382,622
	Becton, Dickinson	28,400	1,942,276
	Covidien	51,325	1,860,018
	DENTSPLY International	24,500	691,880
†	Intuitive Surgical	3,700	469,863
	Medtronic	101,700	3,195,414
†	St. Jude Medical	40,000	1,318,400
	Stryker	32,600	1,302,370

			13,447,179

	Health Care Providers & Services–7.73%
	Aetna	64,000	1,824,000
†	Express Scripts Class A	43,400	2,386,132
†	Humana	12,000	447,360
	McKesson	30,700	1,189,011
†	Medco Health Solutions	123,800	5,188,458
†	WellPoint	78,360	3,301,307

			14,336,268

	Hotels, Restaurants & Leisure–1.50%
†	Wynn Resorts	2,600	109,876
	Yum Brands	84,700	2,668,050

			2,777,926

	Household Durables–0.72%
†	Dolby Laboratories Class A	40,700	1,333,332

			1,333,332

	Household Products–1.65%
	Procter & Gamble	49,607	3,066,705

			3,066,705

	Internet & Catalog Retail–4.05%
†	Amazon.com	121,400	6,225,392

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Internet & Catalog Retail (continued)

†	Expedia	68,223	$562,158
†	priceline.com	10,000	736,500

			7,524,050

	Internet Software & Services–4.63%
†	Google Class A	17,700	5,445,405
‡	Tencent Holdings	166,000	1,078,602
†	VeriSign	108,500	2,070,180

			8,594,187

	IT Services–4.96%
	Accenture Class A	100,550	3,297,035
	Automatic Data Processing	67,800	2,667,252
†	Fiserv	33,300	1,211,121
	Mastercard Class A	900	128,637
	Visa	2,200	115,390
	Western Union	124,400	1,783,896

			9,203,331

	Machinery–4.21%
	Danaher	114,220	6,465,994
	Deere & Co.	35,100	1,345,032

			7,811,026

	Media–2.77%
	McGraw-Hill Companies	154,300	3,578,217
	Shaw Communications Class B	88,200	1,559,376

			5,137,593

	Metals & Mining–0.67%
‡	BHP Billiton	57,259	1,241,109

			1,241,109

	Oil, Gas & Consumable Fuels–4.47%
	Chevron	16,600	1,227,902
	EOG Resources	21,100	1,404,838
	Exxon Mobil	52,000	4,151,160
	Petroleo Brasiliero ADR	74,000	1,510,340

			8,294,240

	Pharmaceuticals–3.93%
	Allergan	56,900	2,294,208
†	Elan ADR	90,500	543,000
‡	Novo Nordisk Class B	12,997	673,739
	Teva Pharmaceutical Industries ADR	20,700	881,199
	Wyeth	77,600	2,910,776

			7,302,922

	Road & Rail–0.23%
	Union Pacific	9,000	430,200

			430,200

	Semiconductors & Semiconductor Equipment–1.42%
†	Broadcom Class A	26,000	441,220
	Intel	63,000	923,580
†	Marvell Technology Group	190,400	1,269,968

			2,634,768

	Software–6.73%
†	Adobe Systems	31,100	662,119
†	Autodesk	82,000	1,611,300
†	Electronics Arts	37,100	595,084
†	McAfee	41,800	1,445,026
	Microsoft	234,565	4,559,943
‡	Nintendo	6,000	2,291,015
†	salesforce.com	41,800	1,338,018

			12,502,505

	Specialty Retail–0.48%
	TJX	43,000	884,510

			884,510

	Textiles, Apparel & Luxury Goods–0.86%
	NIKE Class B	31,300	1,596,300

			1,596,300

	Wireless Telecommunication Services–4.69%
†	American Tower Class A	106,400	3,119,648
†	Crown Castle International	162,600	2,858,508
†	Leap Wireless International	35,600	957,284
†	MetroPCS Communications	119,600	1,776,060

			8,711,500

	Total Common Stock (Cost $246,832,100)		179,916,546

	SHORT-TERM INVESTMENT–2.98%
	Money Market Mutual Fund–2.98%
	Dreyfus Treasury & Agency Cash Management Fund	5,534,729	5,534,729

	Total Short-Term Investment (Cost $5,534,729)		5,534,729

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.88% (Cost $252,366,829)	$185,451,275

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	229,553

NET ASSETS APPLICABLE TO 17,493,230 SHARES OUTSTANDING–100.00%	$185,680,828

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($174,921,953 / 16,480,416 Shares)	$10.614

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($10,758,875 / 1,012,814 Shares)	$10.623

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$344,028,631
Undistributed net investment income	67,022
Accumulated net realized loss on investments	(91,498,194)
Net unrealized depreciation of investments and foreign currencies	(66,916,631)

Total net assets	$185,680,828

†	Non income producing security.

‡	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $9,196,033, which represented 4.95% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

ADR–American Depositary Receipts

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$2,626,079
Interest	132,055
Other income	21,669
Foreign tax withheld	(75,536)

2,704,267

EXPENSES:
Management fees	1,654,431
Accounting and administration expenses	104,608
Reports and statements to shareholders	35,757
Custodian fees	23,115
Distribution expenses-Service Class	23,848
Professional fees	21,346
Trustees’ fees	5,146
Other	9,821

1,878,072
Less expense paid indirectly	(910)

Total operating expenses	1,877,162

NET INVESTMENT INCOME	827,105

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(35,160,628)
Foreign currencies	(104,861)

Net realized loss	(35,265,489)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(87,348,373)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(122,613,862)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(121,786,757)

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$827,105	$778,732
Net realized gain (loss) on investments and foreign currencies	(35,265,489)	3,650,647
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(87,348,373)	3,410,174

Net increase (decrease) in net assets resulting from operations	(121,786,757)	7,839,553

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(595,191)	(553,448)
Service Class	—	(5,994)

	(595,191)	(559,442)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	80,497,689	141,307,568
Service Class	12,759,967	7,890,968
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	595,191	553,448
Service Class	—	5,994

	93,852,847	149,757,978

Cost of shares repurchased:
Standard Class	(12,966,780)	(12,921,842)
Service Class	(3,452,062)	(1,042,799)

	(16,418,842)	(13,964,641)

Increase in net assets derived from capital share transactions	77,434,005	135,793,337

NET INCREASE (DECREASE) IN NET ASSETS	(44,947,943)	143,073,448
NET ASSETS:
Beginning of year	230,628,771	87,555,323

End of year (including undistributed net investment income of $67,022 and $107,588, respectively)	$185,680,828	$230,628,771

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$18.315	$16.859	$14.910	$14.097	$12.855

Income (loss) from investment operations:
Net investment income[2]	0.056	0.090	0.078	0.050	0.070
Net realized and unrealized gain (loss) on investments and foreign currencies	(7.720)	1.415	1.906	0.829	1.172

Total from investment operations	(7.664)	1.505	1.984	0.879	1.242

Less dividends and distributions from:
Net investment income	(0.037)	(0.049)	(0.035)	(0.066)	—

Total dividends and distributions	(0.037)	(0.049)	(0.035)	(0.066)	—

Net asset value, end of period	$10.614	$18.315	$16.859	$14.910	$14.097

Total return[3]	(41.84% )	8.93%	13.33%	6.29%	9.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,922	$223,805	$87,555	$86,413	$91,576
Ratio of expenses to average net assets	0.82%	0.83%	0.88%	0.88%	0.91%
Ratio of net investment income to average net assets	0.38%	0.50%	0.50%	0.24%	0.49%
Portfolio turnover	46%	54%	45%	38%	37%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth
	Stock Fund Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$18.312	$17.860

Income (loss) from investment operations:
Net investment income[2]	0.020	0.027
Net realized and unrealized gain (loss) on investments and foreign currencies	(7.709)	0.449

Total from investment operations	(7.689)	0.476

Less dividends and distributions from:
Net investment income	—	(0.024)

Total dividends and distributions	—	(0.024)

Net asset value, end of period	$10.623	$18.312

Total return[3]	(41.99% )	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,759	$6,824
Ratio of expenses to average net assets	1.07%	1.07%
Ratio of net investment income to average net assets	0.13%	0.22%
Portfolio turnover	46%	54% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $6,464 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.80% on the first $50 million of the average daily net assets of the Fund; 0.75% on the next $50 million; 0.70% on the next $150 million; 0.65% on the next $250 million; and 0.60% on average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.86% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% on the next $250 million; and 0.35% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $5,643 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $13,191 and $6,775, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$112,177
Fees Payable to DSC	378
Distribution Fees Payable to LFD	2,165

The Fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by T. Rowe Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. For the year ended December 31, 2008, there were no distributions from the Reserve Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $180,738,627 and sales of $101,656,261 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $253,135,762. At December 31, 2008, net unrealized depreciation was $67,684,487, of which $1,750,108 related to unrealized appreciation of investments and $69,434,595 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$176,255,242
Level 2	9,196,033
Level 3	—

Total	$185,451,275

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$595,191	$559,442

In addition, the Fund declared an ordinary income consent dividend of $167,619 for the year ended December 31, 2007. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$344,028,631
Undistributed ordinary income	169,242
Capital loss carryforwards	(73,228,044)
Post-October losses	(17,501,217)
Post-October currency losses	(102,220)
Unrealized depreciation of investments and foreign currencies	(67,685,564)

Net assets	$185,680,828

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(272,480)	$104,861	$167,619

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $13,312,950 expires in 2009, $38,367,688 expires in 2010, $2,424,292 expires in 2011 and $19,123,114 expires in 2016.

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	5,113,546	7,722,080
Service Class	880,900	428,117
Shares issued upon reinvestment of dividends and distributions:
Standard Class	56,820	31,140
Service Class	—	337

	6,051,266	8,181,674

Shares repurchased:
Standard Class	(909,849)	(726,827)
Service Class	(240,759)	(55,781)

	(1,150,608)	(782,608)

Net increase	4,900,658	7,399,066

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at December 31, 2008.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP T. Rowe Price Growth Stock Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (TRP) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Board reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of TRP and the presentation by the portfolio managers at the August 2008 Board meeting. The Board reviewed the Fund’s investment performance compared to the average of their Lipper performance peer groups and securities market indices. The Board noted that the Fund had underperformed in the short term but also noted that the Fund’s long-term performance had been good and considered Fund management’s explanation that the recent underperformance was due to an overweighting in financials which had since been reduced by the new portfolio manager. The Board concluded that the services provided by TRP were acceptable. The Board considered the sub-advisory fee schedules, which contain breakpoints, and the fee rates charged to other registered funds managed by TRP and its standard advisory fee schedule for institutional accounts and concluded that the sub-advisory fees were reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted that Lincoln-affiliated companies distribute some TRP funds.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP T. Rowe Price Growth Stock Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP T. Rowe Price Growth Stock Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994- December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Templeton Growth Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (37.76%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while the benchmark, the Morgan Stanley Capital International (MSCI) World Index* returned (40.71%).

During the 12 months under review, an economic slowdown affected virtually all geographic regions, while a worldwide financial crisis led to high market volatility. In this environment, our underweighting and stock selection in the financials and materials sectors, which suffered steep declines, helped the Fund’s performance versus the index. The Fund’s overweighting and stock selection in the health care sector also contributed to relative performance. Major contributors included U.S.-based biotechnology company Amgen, France-based telecommunications provider France Telecom and U.S.-based laboratory equipment and services provider Quest Diagnostics.

Conversely, the Fund’s underweighting and stock selection in the consumer staples sector negatively affected the Fund’s performance relative to the benchmark index. Stock selection in the industrials and telecommunication services sectors also hindered relative performance. Holdings that detracted greatly from performance included Norway-based telecommunications provider Telenor and German semiconductor manufacturer Infineon Technologies.

From a geographic perspective, stock selection in Europe benefited the Fund’s relative performance and U.K.-based oil and petrochemicals company BP, U.K.-based food services company Compass Group and Switzerland-based reinsurance company Swiss Reinsurance helped relative results. Stock selection in Asia detracted from the Fund’s performance relative to the index, and South Korean financial services company KB Financial Group, Japanese consumer finance company Aiful Corp. and Japanese imaging technology manufacturer Konica Minolta hurt relative results. At December 31, 2008, the Fund no longer held a position in Aiful Corp.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. Although it may take some time for markets to stabilize, we believe that recent market declines offer many opportunities. We are confident that, regardless of the macroeconomic climate we might encounter in 2009, we should find bargains.

Peter Nori, CFA and Portfolio Management Team
Templeton Investment Counsel, LLC

Growth of $10,000 invested 12/31/1998 through 12/31/2008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $14,046. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have decreased to $9,379. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense wiaver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−37.76%

Five Years	+1.82%

Ten Years	+3.46%

Service Class Shares

One Year	−37.90%

Inception (4/30/07)	−24.28%

*	The MSCI World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

LVIP Templeton Growth Fund–1

LVIP Templeton Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$713.60	0.81%	$3.49
Service Class Shares	1,000.00	712.80	1.02%	4.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.06	0.81%	$4.12
Service Class Shares	1,000.00	1,020.01	1.02%	5.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Templeton Growth Fund–2

LVIP Templeton Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Country	of Net Assets

Common Stock	93.44%

Australia	0.13%
Austria	1.01%
Bermuda	2.16%
Brazil	1.45%
Finland	0.36%
France	9.14%
Germany	5.62%
Hong Kong	0.39%
India	0.18%
Ireland	0.32%
Israel	0.81%
Italy	1.50%
Japan	6.40%
Netherlands	2.69%
Norway	0.90%
Portugal	0.66%
Republic of Korea	2.87%
Russia	0.54%
Singapore	1.86%
South Africa	0.99%
Spain	1.89%
Sweden	0.28%
Switzerland	5.26%
Taiwan	1.28%
United Kingdom	14.67%
United States	30.08%

Right	0.11%

Short-Term Investment	6.16%

Total Value of Securities	99.71%

Receivables and Other Assets Net of Liabilities	0.29%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

France Telecom ADR	2.16%
Amgen	2.14%
Telefonica	1.89%
Pfizer	1.74%
BP ADR	1.64%
Sanofi-Aventis	1.54%
Quest Diagnostics	1.52%
Nestle	1.49%
Aon	1.47%
Total	1.46%

Total	17.05%

Percentage
Sector	of Net Assets

Aerospace & Defense	1.29%
Air Freight & Logistics	2.26%
Auto Components	2.93%
Beverages	1.25%
Biotechnology	2.14%
Capital Markets	1.25%
Commercial Banks	3.37%
Commercial Services & Supplies	2.03%
Computers & Peripherals	1.73%
Construction & Engineering	0.18%
Construction Materials	0.32%
Consumer Finance	1.19%
Diversified Financial Services	0.75%
Diversified Telecommunications Services	8.65%
Electric Utilities	2.29%
Electronic Equipment & Instruments	0.81%
Food Products	4.37%
Health Care Equipment & Supplies	1.60%
Health Care Providers & Services	1.52%
Household Durables	0.35%
Industrial Conglomerates	2.11%
Insurance	7.21%
Media	6.70%
Metals & Mining	0.66%
Multi-Utilities & Unregulated Power	0.83%
Office Electronics	2.15%
Oil, Gas & Consumable Fuels	8.58%
Paper & Forest Products	0.36%
Pharmaceuticals	12.06%
Real Estate Management & Development	0.39%
Semiconductors & Semiconductor Equipment	2.11%
Software	5.61%
Specialty Retail	1.60%
Trading Companies & Distributors	0.39%
Wireless Telecommunication Services	2.51%

Total	93.55%

LVIP Templeton Growth Fund–3

LVIP Templeton Growth Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–93.44%Δ
	Australia–0.13%
±	Alumina	282,914	$290,816

			290,816

	Austria–1.01%
±	Telekom Austria	153,680	2,247,087

			2,247,087

	Bermuda–2.16%
†	ACE	53,240	2,817,461
	Covidien	41,877	1,517,622
	Tyco International	21,757	469,951

			4,805,034

	Brazil–1.45%
	Companhia Vale do Rio Doce ADR	109,770	1,169,051
	Empresa Brasileira de Aeronautica ADR	52,270	847,297
	Petroleo Brasiliero ADR	59,300	1,210,312

			3,226,660

	Finland–0.36%
±	UPM-Kymmene	61,750	795,459

			795,459

	France–9.14%
±	AXA	98,470	2,221,113
	France Telecom ADR	171,090	4,802,497
±	GDF Suez	34,746	1,733,204
±	Michelin Class B	32,380	1,719,187
±	Sanofi-Aventis	53,296	3,425,784
†±	Suez Environment	7,303	123,937
±	Total	58,960	3,257,550
±	Vivendi	94,010	3,079,268

			20,362,540

	Germany–5.62%
±	Bayerische Motoren Werke	64,310	2,017,443
±	Deutsche Post	123,800	2,085,679
±	E.On	56,140	2,182,610
†	Infineon Technologies ADR	235,460	329,644
±	Merck KGAA	18,630	1,675,120
	SAP ADR	51,570	1,867,865
	Siemens ADR	31,320	2,372,491

			12,530,852

	Hong Kong–0.39%
±	Cheung Kong Holdings	91,000	868,090

			868,090

	India–0.18%
	Satyam Computer Services ADR	43,620	394,325

			394,325

	Ireland–0.32%
±	CRH	27,600	702,794

			702,794

	Israel–0.81%
†	Check Point Software Technologies	95,560	1,814,684

			1,814,684

	Italy–1.50%
±	ENI	93,746	2,266,991
±	UniCredito Italiano	421,236	1,076,282

			3,343,273

	Japan–6.40%
±	FujiFilm Holdings	64,500	1,438,715
±	Konica Minolta Holdings	106,500	827,973
	Mitsubishi UFJ Financial Group ADR	84,590	525,304
±	NGK Spark Plug	71,000	569,947
±	Nintendo	6,600	2,520,116
±	Olympus	126,000	2,520,257
±	Promise	71,250	1,805,760
±	Sony	35,700	780,182
±	Takeda Pharmaceutical	33,500	1,744,654
	Toyota Motor ADR	23,430	1,533,259

			14,266,167

	Netherlands–2.69%
±	ING Groep CVA	83,000	917,995
±	Koninklijke Philips Electronics	72,540	1,445,319
±	Randstad Holding	30,762	630,879
±	Reed Elsevier	129,573	1,548,140
±	SBM Offshore	110,580	1,459,939

			6,002,272

	Norway–0.90%
±	Aker Solutions	59,370	395,227
±	Telenor	238,510	1,619,641

			2,014,868

	Portugal–0.66%
±	Banco Espirito Santo Class R	157,780	1,476,772

			1,476,772

	Republic of Korea–2.87%
†±	Hyundai Mobis	13,622	692,860
†±	KB Financial Group	33,785	901,473
	KT ADR	64,310	943,428
±	Samsung Electronics	7,401	2,690,977
	SK Telecom ADR	64,100	1,165,338

			6,394,076

	Russia–0.54%
	Gazprom ADR	84,690	1,204,427

			1,204,427

LVIP Templeton Growth Fund–4

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Singapore–1.86%
±	DBS Group Holdings	227,337	$1,346,813
±	Singapore Telecommunications	1,565,000	2,804,977

			4,151,790

	South Africa–0.99%
	Sasol ADR	72,950	2,212,574

			2,212,574

	Spain–1.89%
±	Telefonica	185,608	4,210,135

			4,210,135

	Sweden–0.28%
±	Nordea Bank	85,260	613,980

			613,980

	Switzerland–5.26%
±	Adecco	31,000	1,058,223
±	Nestle	83,840	3,310,422
±	Novartis	56,030	2,798,046
±	Roche Holding	7,270	1,122,304
±	Swiss Reinsurance	54,251	2,648,843
†±	UBS	53,846	781,186

			11,719,024

	Taiwan–1.28%
	Chunghwa Telecom ADR	52,001	811,219
#	Compal Electronics 144A GDR	135,452	355,981
	Taiwan Semiconductors Manufacturing ADR	213,040	1,683,016

			2,850,216

	United Kingdom–14.67%
†±	Aviva	272,900	1,573,586
†±	BAE Systems	368,750	2,030,107
	BP ADR	77,980	3,644,786
±	British Sky Broadcasting Group	277,540	1,983,125
±	Cadbury	110,684	991,072
±	Compass Group	104,620	526,938
±	G4S	766,880	2,303,821
±	GlaxoSmithKline	144,470	2,726,023
±	HSBC Holdings	128,400	1,274,241
±	Kingfisher	810,858	1,618,868
±	Pearson	144,010	1,377,688
±	Royal Bank of Scotland Group	468,010	348,971
±	Royal Dutch Shell Class B	107,710	2,769,594
†±	Tesco	420,570	2,219,654
±	Unilever	138,004	3,219,470
	Vodafone Group ADR	156,820	3,205,401
±	Wolseley	153,330	865,237

			32,678,582

	United States–30.08%
	Abbott Laboratories	20,360	1,086,613
	Accenture Class A	79,900	2,619,921
	American Express	46,200	857,010
	American International Group	75,050	117,829
†	Amgen	82,570	4,768,417
	Aon	71,920	3,285,305
	Bank of America	42,940	604,595
	Bank of New York Mellon	70,590	1,999,815
†	Boston Scientific	109,920	850,781
	Bristol-Myers Squibb	97,530	2,267,573
†	Cadence Design Systems	71,710	262,459
†	Cisco Systems	162,590	2,650,217
	Comcast Special Class A	148,725	2,401,909
	Cooper	72,830	1,194,412
†	Dr Pepper Snapple Group	171,275	2,783,222
	El Paso	139,380	1,091,345
	FedEx	13,060	837,799
	General Electric	114,110	1,848,582
	Invesco	53,415	771,313
	Merck	96,840	2,943,936
	Microsoft	159,620	3,103,013
	News Class A	205,110	1,864,450
†	Oracle	158,520	2,810,560
	Pfizer	218,810	3,875,124
	PG&E	75,380	2,917,960
	Progressive	167,990	2,487,932
	Quest Diagnostics	65,380	3,393,875
	Seagate Technology	140,620	622,947
	Sprint Nextel	224,690	411,183
	Target	56,380	1,946,801
	Time Warner	135,760	1,365,746
	Tyco Electronics	21,757	352,681
	United Parcel Service Class B	38,480	2,122,557
†	Viacom Class B	68,560	1,306,754
†	Watson Pharmaceuticals	121,000	3,214,970

			67,039,606

	Total Common Stock (Cost $261,861,201)		208,216,103

	RIGHT–0.11%Δ
	Singapore–0.11%
	DBS Group Holdings	113,669	238,049

	Total Right (Cost $0)		238,049

	SHORT-TERM INVESTMENT–6.16%
	Money Market Mutual Fund – 6.16%
	Dreyfus Treasury & Agency Cash Management Fund	13,722,713	13,722,713

	Total Short-Term Investment (Cost $13,722,713)		13,722,713

LVIP Templeton Growth Fund–5

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.71% (Cost $275,583,914)	$222,176,865

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.29%	644,505

NET ASSETS APPLICABLE TO 11,509,982 SHARES OUTSTANDING–100.00%	$222,821,370

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND STANDARD CLASS ($129,853,111 / 6,710,068 Shares)	$19.352

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND SERVICE CLASS ($92,968,259 / 4,799,914 Shares)	$19.369

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$284,296,758
Undistributed net investment income	295,090
Accumulated net realized loss on investments	(8,360,006)
Net unrealized depreciation of investments and foreign currencies	(53,410,472)

Total net assets	$222,821,370

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008, the aggregate amount of Rule 144A securities was $355,981, which represented 0.16% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair value priced securities was $104,278,566, which represented 46.80% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
CVA–Dutch Certificate
GDR –Global Depositary Receipts

See accompanying notes

LVIP Templeton Growth Fund–6

LVIP Templeton Growth Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$7,744,311
Interest	318,985
Foreign tax withheld	(641,467)

7,421,829

EXPENSES:
Management fees	1,694,379
Distribution expenses-Service Class	248,762
Accounting and administration expenses	104,722
Custodian fees	45,750
Reports and statements to shareholders	40,149
Professional fees	21,241
Trustees’ fees	5,511
Other	17,212

2,177,726
Less expenses waived/reimbursed	(24,570)
Less waiver of distribution expenses-Service Class	(39,828)
Less expense paid indirectly	(40,094)

Total operating expenses	2,073,234

NET INVESTMENT INCOME	5,348,595

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(7,840,697)
Foreign currencies	44,678

Net realized loss	(7,796,019)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(100,604,373)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(108,400,392)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,051,797)

See accompanying notes

LVIP Templeton Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,348,595	$4,545,224
Net realized gain (loss) on investments and foreign currencies	(7,796,019)	9,266,792
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(100,604,373)	(1,259,217)

Net increase (decrease) in net assets resulting from operations	(103,051,797)	12,552,799

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,335,756)	(2,825,232)
Service Class	(2,120,423)	(1,346,638)
Net realized gain on investments:
Standard Class	(4,947,741)	—
Service Class	(4,359,056)	—

	(14,762,976)	(4,171,870)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,550,729	10,271,874
Service Class	75,334,658	106,807,702
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,283,497	2,825,232
Service Class	6,479,479	1,346,638

	131,648,363	121,251,446

Cost of shares repurchased:
Standard Class	(20,106,575)	(27,974,337)
Service Class	(28,904,354)	(11,625,724)

	(49,010,929)	(39,600,061)

Increase in net assets derived from capital share transactions	82,637,434	81,651,385

NET INCREASE (DECREASE) IN NET ASSETS	(35,177,339)	90,032,314
NET ASSETS:
Beginning of year	257,998,709	167,966,395

End of year (including undistributed (distributions in excess of) net investment income of $295,090 and $(161,313), respectively)	$222,821,370	$257,998,709

See accompanying notes

LVIP Templeton Growth Fund–7

LVIP Templeton Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$33.233	$31.307	$27.119	$25.886	$22.084

Income (loss) from investment operations:
Net investment income[2]	0.636	0.724	0.566	0.440	0.390
Net realized and unrealized gain (loss) on investments and foreign currencies	(12.906)	1.782	6.074	1.762	3.668

Total from investment operations	(12.270)	2.506	6.640	2.202	4.058

Less dividends and distributions from:
Net investment income	(0.534)	(0.580)	(0.414)	(0.375)	(0.256)
Net realized gain on investments	(1.077)	—	(2.038)	(0.594)	—

Total dividends and distributions	(1.611)	(0.580)	(2.452)	(0.969)	(0.256)

Net asset value, end of period	$19.352	$33.233	$31.307	$27.119	$25.886

Total return[3]	(37.76% )	8.01%	26.13%	8.88%	18.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$129,853	$163,596	$167,966	$133,060	$127,487
Ratio of expenses to average net assets	0.81%	0.81%	0.85%	0.86%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.82%	0.84%	0.85%	0.86%	0.88%
Ratio of net investment income to average net assets	2.41%	2.18%	2.00%	1.66%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.40%	2.15%	2.00%	1.66%	1.62%
Portfolio turnover	11%	15%	19%	22%	24%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Templeton Growth Fund–8

LVIP Templeton Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund
	Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$33.224	$33.408

Income (loss) from investment operations:
Net investment income[2]	0.581	0.483
Net realized and unrealized loss on investments and foreign currencies	(12.890)	(0.126)

Total from investment operations	(12.309)	0.357

Less dividends and distributions from:
Net investment income	(0.469)	(0.541)
Net realized gain on investments	(1.077)	—

Total dividends and distributions	(1.546)	(0.541)

Net asset value, end of period	$19.369	$33.224

Total return[3]	(37.90% )	1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,968	$94,403
Ratio of expenses to average net assets	1.02%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.07%	1.11%
Ratio of net investment income to average net assets	2.20%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.15%	2.02%
Portfolio turnover	11%	15% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Templeton Growth Fund–9

LVIP Templeton Growth Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth Fund (the “Fund”). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its

LVIP Templeton Growth Fund–10

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates (continued)

services, LIAC receives a management fee at an annual rate of 0.75% on the first $200 million of the average daily net assets of the Fund; 0.65% on the next $300 million; and 0.60% on average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.81% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2009, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets; 0.425% on the next $300 million; and 0.40% of the Fund’s average daily net assets in excess of $500 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $5,758 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $13,425 and $4,920, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. LFD has voluntarily agreed to waive the Plan Fee by 0.04% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$132,217
Fees Payable to DSC	448
Distribution Fees Payable to LFD	15,556

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2008, the Fund made purchases of $98,118,669 and sales of $24,486,047 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $275,583,914. At December 31, 2008, net unrealized depreciation was $53,407,049 of which $10,874,280 related to unrealized appreciation of investments and $64,281,329 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP Templeton Growth Fund–11

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$117,304,269
Level 2	104,872,596
Level 3	—

Total	$222,176,865

As a result of international fair value pricing as of December 31, 2008, 47% of the portfolio was categorized as Level 2 in the FAS 157 hierarchy.

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$6,111,013	$4,171,870
Long-term gain	8,651,963	—

Total	$14,762,976	$4,171,870

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$284,296,758
Undistributed ordinary income	295,090
Undistributed long-term capital gains	92,950
Post-October losses	(8,452,956)
Unrealized depreciation of investments and foreign currencies	(53,410,472)

Net assets	$222,821,370

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$563,987	$(563,987)

LVIP Templeton Growth Fund–12

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	2,188,057	310,032
Service Class	2,771,240	3,144,946
Shares issued upon reinvestment of dividends and distributions:
Standard Class	358,716	85,468
Service Class	272,487	40,737

	5,590,500	3,581,183

Shares repurchased:
Standard Class	(759,406)	(837,853)
Service Class	(1,085,203)	(344,293)

	(1,844,609)	(1,182,146)

Net increase	3,745,891	2,399,037

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at December 31, 2008.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2008, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the statement of net assets.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Templeton Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Templeton Growth Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Templeton Growth Fund–14

LVIP Templeton Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

58.61%	41.39%	100.00%	21.46%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $467,901. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2008 was $6,369,981.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Templeton Growth Fund–15

LVIP Templeton Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Templeton

In considering the renewal of the sub-advisory agreement between LIAC and Templeton Investment Counsel, LLC (Templeton) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the sub-advisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources, and investment approach of Templeton. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. The Board noted the Fund’s performance was good over all periods reviewed and considered Templeton’s statement that for recent periods it had underperformed relative to the benchmark index due to holdings in the financials sector. The Board concluded that the services provided by Templeton were satisfactory. The Board considered the sub-advisory fee schedule, which contains breakpoints, and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that there were none.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Templeton Growth Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Templeton Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Templeton Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance	N/A	N/A
Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth Fund–18

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

(T ROWE PRICE LOGO)

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	10
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Other Fund Information	18
Officer/Trustee Information	20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2008 Annual Report Commentary

Managed by:
(TROWE LOGO)

The Fund returned (42.78%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008, while the benchmark the Russell Midcap Growth® Index* returned (44.32%).

Broadly speaking, the outperformance was due to stock selection. Industrials and business services, information technology, and health care were positive contributors, while energy detracted.

The Russell Midcap Growth Index ended the year with a significant loss, as investors responded to the financial crisis and a slowing real economy. Extraordinary government actions only brought a measure of stability to equity markets in the final weeks of the period. All benchmark sectors were negative. In a reversal of what had been the trend for most of the year, declining oil prices made energy the weakest performer overall, losing over 50%. The defensive consumer staples sector saw the smallest decline. In the mid-cap universe, value stocks outperformed their growth peers by a narrow margin. Small- and large-cap stocks also outpaced mid-cap.

Stock selection in industrials and business services was the primary contributor. Strong holdings included Landstar and Ritchie Bros. Auctioneers. Transportation and logistics service provider Landstar was among many firms to benefit from the recent decline in fuel costs. Ritchie Bros. is an auctioneer of industrial equipment that has seen increased business as companies have viewed the downturn as an opportunity to make capital investments cheaply. Anticipated increases in global demand for industrial equipment as various nations seek to stimulate their economies through infrastructure projects should also help the company. Our weighting within this sector is similar to that of the benchmark. Our most significant exposure is in machinery and commercial services and supplies, which we feel are less cyclical industries than many in the sector. We also favor air freight and logistics, in light of the continuing globalization trend.

Our stock choices in information technology were another area of strength. We did well to limit our exposure to firms involved with semi-conductors, as they were particularly hard-hit this year. On the positive side, our holdings in automated fingerprint identification system provider Cogent proved productive. The company is relatively insulated from the economic downturn, as most of its end users are government agencies. Accordingly, it was able to maintain its earnings forecasts at a time when many companies have been forced to revise them downward. Although this sector has not performed well over the last five years, we have found many attractively valued companies with strong long-term growth prospects. We emphasize companies with strong business models in industries with high barriers to entry and low risk of commodification. Many such companies are in the software industry, where we are consequently overweight.

An over weight in health care was another significant contributor. Our strategic stance of overweighting biotechnology proved especially beneficial for the period. Important holdings here included Celgene and Myriad Genetics. Celgene continued to see promising results in clinical trials for drugs designed to treat cancer and immune-inflammatory related diseases, while Myriad announced that it would spin off its drug development business in order to focus on its core competency of diagnostics. Our approach to this sector focuses on companies that are developing new therapies targeted at currently unmet needs. Due to the risks inherent to research-based investments, we make sure to remain well-diversified. As of the end of the period, we had eliminated our position in Celgene.

Energy was the leading detractor, due to weak stock selection. Energy prices plummeted from record highs in the second half of the year, in response to the global economic slowdown. Poor performance here stemmed in part from our lack of exposure to natural gas-oriented firms, as natural gas held up better than other fuel sources. Coal was particularly hard-hit, and coal-producing holdings like Peabody Energy and Massey Energy suffered. Massey’s business was doubly hurt, as it mines coal specifically for use in electricity production and metallurgy, and the recessionary environment has depressed demand for both. While the company’s value more than doubled early in the year, its net result has been a decline over the year as a whole. In the energy sector, we focus on differentiated service companies or exploration firms with good production records, because we believe they are less leveraged to short-term fluctuations in commodity prices and therefore better investments.

The hasty and panicked attempt at deleveraging in the second half of the year has had profoundly negative consequences for stocks. Hedge funds were at the forefront of this meltdown, just as they were in the inflation of the bubble. In recent months, hedge funds have liquidated vast amounts of equity, a move that hits our investment universe especially hard, as mid-cap growth stocks have been one of their favored hunting grounds. Panic selling can create opportunities, and we are seizing the opportunity to buy attractively valued companies. Though the length and severity of the current downturn are unclear, we remain confident that the majority of companies in our portfolio will emerge intact and in a stronger competitive position.

Donald J. Peters
T. Rowe Price

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,587. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have decreased to $9,816. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2008 Annual Report Commentary (continued)

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	–42.78%

Five Years	–2.38%

Ten Years	–2.72%

Service Class Shares

One Year	–42.92%

Five Years	–2.62%

Inception (5/15/03)	+0.99%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$606.80	0.85%	$3.43
Service Class Shares	1,000.00	606.10	1.10%	4.44

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.86	0.85%	$4.32
Service Class Shares	1,000.00	1,019.61	1.10%	5.58

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.68%

Aerospace & Defense	3.00%
Air Freight & Logistics	1.50%
Airlines	0.44%
Auto Components	0.34%
Beverages	0.72%
Biotechnology	2.30%
Capital Markets	3.37%
Chemicals	2.04%
Commercial Banks	0.23%
Commercial Services & Supplies	3.96%
Communications Equipment	1.06%
Computers & Peripherals	1.20%
Construction & Engineering	1.51%
Diversified Consumer Services	2.40%
Diversified Financial Services	1.63%
Electrical Equipment	1.36%
Electronic Equipment & Instruments	2.76%
Energy Equipment & Services	3.77%
Food Products	1.43%
Health Care Equipment & Supplies	5.36%
Health Care Providers & Services	4.24%
Hotels, Restaurants & Leisure	5.07%
Household Durables	0.48%
Household Products	0.63%
Industrial Conglomerates	0.32%
Insurance	1.50%
Internet & Catalog Retail	0.76%
Internet Software & Services	1.15%
IT Services	3.16%
Leisure Equipment & Products	0.23%
Life Sciences Tools & Services	2.64%
Machinery	3.69%
Media	2.59%
Metals & Mining	1.28%
Multiline Retail	0.36%
Office Electronics	0.14%
Oil, Gas & Consumable Fuels	4.79%
Personal Products	1.01%
Pharmaceuticals	1.37%
Road & Rail	0.72%
Semiconductors & Semiconductor Equipment	6.17%
Software	6.60%
Specialty Retail	4.71%
Textiles, Apparel & Luxury Goods	0.42%
Tobacco	0.66%
Trading Companies & Distributors	0.94%
Wireless Telecommunication Services	3.67%

Short-Term Investment	0.21%

Total Value of Securities	99.89%

Receivables and Other Assets Net of Liabilities	0.11%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security

Percentage
Top 10 Equity Holdings	of Net Assets

Yum Brands	1.19%
St. Jude Medical	1.03%
Northern Trust	1.02%
Avon Products	1.01%
American Tower Class A	1.01%
Allergan	0.95%
Apollo Group Class A	0.93%
Express Scripts	0.92%
TJX Companies	0.88%
Agnico-Eagle Mines	0.84%

Total	9.78%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.68%
	Aerospace & Defense–3.00%
†	Alliant Techsystems	7,500	$643,200
	Empresa Brasileira de Aeronautica ADR	32,500	526,825
	Goodrich	34,300	1,269,786
	Precision Castparts	20,000	1,189,600
	Rockwell Collins	34,600	1,352,514

			4,981,925

	Air Freight & Logistics–1.50%
	Expeditors International Washington	36,200	1,204,374
	Robinson (C.H.) Worldwide	23,400	1,287,702

			2,492,076

	Airlines–0.44%
	SkyWest	23,100	429,660
	Southwest Airlines	35,200	303,424

			733,084

	Auto Components–0.34%
	Gentex	26,200	231,346
	WABCO Holdings	21,200	334,748

			566,094

	Beverages–0.72%
	Brown-Forman Class B	23,175	1,193,281

			1,193,281

	Biotechnology–2.30%
†	Alexion Pharmaceuticals	9,600	347,424
†	Amylin Pharmaceuticals	51,200	555,520
†	Biogen Idec	6,700	319,121
†	BioMarin Pharmaceuticals	17,200	306,160
†	Cephalon	7,500	577,800
†	Life Technologies	17,400	405,594
†	Martek Biosciences	10,800	327,348
†	Myriad Genetics	7,100	470,446
†	Vertex Pharmaceuticals	17,000	516,460

			3,825,873

	Capital Markets–3.37%
	BlackRock	4,700	630,505
	Eaton Vance	53,800	1,130,338
	Federated Investors Class B	18,900	320,544
	Franklin Resources	5,500	350,790
	Janus Capital Group	54,400	436,832
	Lazard Class A	14,900	443,126
	Northern Trust	32,500	1,694,550
	optionsXpress Holdings	20,300	271,208
	SEI Investments	19,900	312,629

			5,590,522

	Chemicals–2.04%
	Air Products & Chemicals	8,500	427,295
	Albemarle	12,900	287,670
	CF Industries Holdings	6,200	304,792
	Ecolab	31,400	1,103,710
†	Intrepid Potash	40,200	834,954
	Sigma-Aldrich	10,200	430,848

			3,389,269

	Commercial Banks–0.23%
†	SVB Financial Group	14,600	382,958

			382,958

	Commercial Services & Supplies–3.96%
†	American Reprographics	38,200	263,580
†	Copart	13,500	367,065
	Corporate Executive Board	12,800	282,368
	Dun & Bradstreet	12,300	949,560
	Equifax	16,300	432,276
†	Iron Mountain	22,625	559,516
	Manpower	12,600	428,274
†	Monster Worldwide	30,900	373,581
	Republic Services	19,850	492,082
	Ritchie Bros Auctioneers	56,400	1,208,088
	Robert Half International	25,100	522,582
†	Stericycle	13,500	703,080

			6,582,052

	Communications Equipment–1.06%
†	F5 Networks	20,200	461,772
†	JDS Uniphase	39,300	143,445
†	Juniper Networks	65,700	1,150,407

			1,755,624

	Computers & Peripherals–1.20%
†	Logitech International	19,700	306,926
†	NetApp	46,000	642,620
†	QLogic	30,700	412,608
	Seagate Technology	143,800	637,034

			1,999,188

	Construction & Engineering–1.51%
	Fluor	25,700	1,153,159
†	Foster Wheeler	24,700	577,486
†	Quanta Services	38,800	768,240

			2,498,885

	Diversified Consumer Services–2.40%
†	Apollo Group Class A	20,105	1,540,445
	DeVry	17,300	993,193
†	ITT Educational Services	11,200	1,063,776
†	New Oriental Education & Technology Group ADR	7,200	395,352

			3,992,766

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Diversified Financial Services–1.63%
	CME Group	3,200	$665,952
†	Interactive Brokers Group	14,700	262,983
†	IntercontinentalExchange	13,900	1,145,916
	Moody’s	31,800	638,862

			2,713,713

	Electrical Equipment–1.36%
	AMETEK	20,000	604,200
†	General Cable	27,200	481,168
†	II-VI	24,100	460,069
	Roper Industries	16,400	711,924

			2,257,361

	Electronic Equipment & Instruments–2.76%
	Amphenol Class A	20,000	479,600
†	Cogent	25,100	340,607
†	Dolby Laboratories Class A	19,500	638,820
†	FLIR Systems	13,900	426,452
†	Itron	11,400	726,636
	Jabil Circuit	37,800	255,150
†	Mettler-Toledo International	5,700	384,180
	National Instruments	15,150	369,054
†	Trimble Navigation	44,500	961,645

			4,582,144

	Energy Equipment & Services–3.77%
	Baker Hughes	9,200	295,044
	BJ Services	37,000	431,790
†	Cameron International	40,400	828,200
†	Complete Production Services	43,900	357,785
	Core Laboratories	14,700	879,942
	Diamond Offshore Drilling	10,900	642,446
†	FMC Technologies	37,500	893,625
†	GT Solar International	55,300	159,817
†	Nabors Industries	39,100	468,027
	Smith International	49,900	1,142,211
†	TETRA Technologies	32,200	156,492

			6,255,379

	Food Products–1.43%
	Hershey	18,400	639,216
	McCormick	35,200	1,121,472
	Smucker (J.M.)	14,100	611,376

			2,372,064

	Health Care Equipment & Supplies–5.36%
†	American Medical Systems Holdings	22,000	197,780
†	Arthrocare	11,900	56,763
	Bard (C.R.)	15,800	1,331,308
	Becton, Dickinson	5,300	362,467
	DENTSPLY International	18,600	525,264
†	Edwards Lifesciences	7,400	406,630
†	Gen-Probe	8,700	372,708
†	Hologic	30,200	394,714
†	IDEXX Laboratories	18,600	671,088
†	Intuitive Surgical	8,300	1,054,017
†	Masimo	12,900	384,807
†	ResMed	11,200	419,776
†	St. Jude Medical	51,800	1,707,328
†	Varian Medical Systems	20,800	728,832
†	Zimmer Holdings	7,300	295,066

			8,908,548

	Health Care Providers & Services–4.24%
	CIGNA	27,500	463,375
†	Coventry Health Care	16,950	252,216
†	DaVita	11,200	555,184
†	Express Scripts	27,900	1,533,942
†	Health Net	22,400	243,936
†	Humana	15,700	585,296
†	Laboratory Corporation of America Holdings	11,400	734,274
†	Lincare Holdings	13,400	360,862
	McKesson	11,800	457,014
†	Patterson Companies	12,800	240,000
	Quest Diagnostics	18,200	944,762
†	Schein (Henry)	18,100	664,089

			7,034,950

	Hotels, Restaurants & Leisure–5.07%
†	Chipotle Mexican Grill Class B	5,000	286,450
	Choice Hotels International	19,500	586,170
	Ctrip.com International ADR	10,900	259,420
	International Game Technology	51,900	617,091
	Marriott International Class A	35,000	680,750
†	Panera Bread Class A	10,200	532,848
	Royal Caribbean Cruises	36,500	501,875
†	Starbucks	77,400	732,204
	Starwood Hotels & Resorts Worldwide	16,300	291,770
	Tim Hortons	29,600	853,664
†	WMS Industries	14,250	383,325
†	Wynn Resorts	16,800	709,968
	Yum Brands	62,900	1,981,350

			8,416,885

	Household Durables–0.48%
	Centex	7,800	82,992
	KB HOME	12,700	172,974
	Lennar Class A	11,500	99,705
	Pulte Homes	13,000	142,090
†	Toll Brothers	13,800	295,734

			793,495

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Household Products–0.63%
	Clorox	18,700	$1,038,972

			1,038,972

	Industrial Conglomerates–0.32%
†	McDermott International	53,600	529,568

			529,568

	Insurance–1.50%
	Aon	12,500	571,000
†	Arch Capital Group	7,800	546,780
	Assurant	7,400	222,000
	AXIS Capital Holdings	10,800	314,496
	HCC Insurance Holdings	17,700	473,475
	RenaissanceRe Holdings	7,000	360,920

			2,488,671

	Internet & Catalog Retail–0.76%
†	Expedia	62,900	518,296
†	priceline.com	10,100	743,865

			1,262,161

	Internet Software & Services–1.15%
†	Baidu.com ADR	1,700	221,969
†	Digital River	16,000	396,800
†	Sina	14,600	337,990
†	VeriSign	35,800	683,064
†	VistaPrint	14,800	275,428

			1,915,251

	IT Services–3.16%
†	Cognizant Technology Solutions Class A	44,600	805,476
	Fidelity National Information Services	20,300	330,281
†	Fiserv	10,200	370,974
	Global Payments	9,600	314,784
†	NeuStar Class A	16,100	307,993
	Paychex	48,900	1,285,092
†	Perot Systems Class A	32,300	441,541
	Western Union	96,800	1,388,112

			5,244,253

	Leisure Equipment & Products–0.23%
	Mattel	24,000	384,000

			384,000

	Life Sciences Tools & Services–2.64%
†	Charles River Laboratories International	17,200	450,640
†	Covance	12,500	575,375
†	Illumina	47,000	1,224,350
†	Millipore	7,300	376,096
†	Qiagen	23,100	405,636
	Techne	11,700	754,884
†	Waters	16,200	593,730

			4,380,711

	Machinery–3.69%
	Cummins	18,600	497,178
	Donaldson	31,300	1,053,245
	Flowserve	9,000	463,500
	Graco	15,100	358,323
	Harsco	10,700	296,176
	IDEX	13,125	316,969
	ITT	22,700	1,043,973
	Joy Global	25,400	581,406
	PACCAR	10,700	306,020
	Pall	14,000	398,020
†	Terex	12,400	214,768
	Valmont Industries	9,800	601,328

			6,130,906

	Media–2.59%
	Cablevision Systems Class A	14,500	244,180
†	Central European Media Class A	26,300	571,236
†	Clear Channel Outdoor Holdings Class A	31,900	196,185
†	CTC Media	24,200	116,160
†	Discovery Communications Class C	31,400	420,446
†	DreamWorks Animation Class A	14,300	361,218
†	Lamar Advertising Class A	14,200	178,352
	McGraw-Hill Companies	37,000	858,030
	Omnicom Group	16,100	433,412
	Shaw Communications Class B	19,600	346,528
	WPP ADR	19,400	574,046

			4,299,793

	Metals & Mining–1.28%
	Agnico-Eagle Mines	27,200	1,396,176
	Carpenter Technology	16,700	343,018
	Cliffs Natural Resources	15,200	389,272

			2,128,466

	Multiline Retail–0.36%
	Family Dollar Stores	23,000	599,610

			599,610

	Office Electronics–0.14%
†	Zebra Technologies	11,750	238,055

			238,055

	Oil, Gas & Consumable Fuels–4.79%
	Arch Coal	22,600	368,154
†	Bill Barrett	12,800	270,464
	Cabot Oil & Gas	21,900	569,400

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Oil, Gas & Consumable Fuels (continued)

†	Concho Resources	33,300	$759,906
	Consol Energy	14,300	408,694
†	Forest Oil	54,800	903,652
	Foundation Coal Holdings	16,600	232,732
†	Mariner Energy	21,400	218,280
	Massey Energy	13,100	180,649
	Murphy Oil	29,700	1,317,195
†	Newfield Exploration	30,200	596,450
	Peabody Energy	12,000	273,000
†	SandRidge Energy	13,100	80,565
	Sunoco	10,100	438,946
†	Ultra Petroleum	24,600	848,946
	Williams Companies	33,100	479,288

			7,946,321

	Personal Products–1.01%
	Avon Products	69,900	1,679,697

			1,679,697

	Pharmaceuticals–1.37%
	Allergan	39,114	1,577,076
†	Elan ADR	53,200	319,200
†	Warner Chilcott Class A	26,500	384,250

			2,280,526

	Road & Rail–0.72%
	Landstar System	31,200	1,199,016

			1,199,016

	Semiconductors & Semiconductor Equipment–6.17%
	Altera	67,100	1,121,241
	Analog Devices	48,900	930,078
†	Broadcom Class A	66,850	1,134,445
†	Cymer	10,200	223,482
†	Fairchild Semiconductor International	24,400	119,316
†	Integrated Device Technology	36,200	203,082
	Intersil Class A	37,100	340,949
	KLA-Tencor	18,700	407,473
†	Lam Research	16,700	355,376
	Linear Technology	33,200	734,384
†	Marvell Technology Group	82,400	549,608
	Maxim Integrated Products	22,100	252,382
†	MEMC Electronic Materials	22,200	317,016
	Microchip Technology	39,600	773,388
	National Semiconductor	28,600	288,002
†	ON Semiconductor	115,200	391,680
†	Silicon Laboratories	18,400	455,952
†	Teradyne	92,400	389,928
†	Varian Semiconductor Equipment Associates	14,400	260,928
	Xilinx	56,100	999,702

			10,248,412

	Software–6.60%
†	Activision Blizzard	47,376	409,329
†	Adobe Systems	42,500	904,825
†	ANSYS	22,900	638,681
†	Autodesk	49,600	974,640
†	BMC Software	19,400	522,054
†	Check Point Software Technologies	20,800	394,992
†	Citrix Systems	20,400	480,828
†	Electronics Arts	33,200	532,528
	FactSet Research Systems	14,050	621,572
	Henry (Jack) & Associates	20,200	392,082
†	Intuit	51,000	1,213,289
†	McAfee	25,800	891,906
†	Red Hat	85,900	1,135,598
†	salesforce.com	30,600	979,506
†	Symantec	41,200	557,024
†	Synopsys	16,600	307,432

			10,956,286

	Specialty Retail–4.71%
	Advance Auto Parts	9,100	306,215
†	AnnTaylor Stores	10,400	60,008
†	Bed Bath & Beyond	36,900	937,998
†	Dick’s Sporting Goods	28,600	403,546
	Men’s Wearhouse	9,950	134,723
†	O’Reilly Automotive	11,000	338,140
	PETsMART	20,000	369,000
	Ross Stores	26,000	772,980
	Sherwin-Williams	11,800	705,050
	Staples	21,900	392,448
	Tiffany & Co	38,200	902,666
	TJX Companies	71,100	1,462,527
†	Tractor Supply	8,700	314,418
†	Urban Outfitters	23,500	352,030
	Williams-Sonoma	47,400	372,564

			7,824,313

	Textiles, Apparel & Luxury Goods–0.42%
†	Coach	33,900	704,103

			704,103

	Tobacco–0.66%
	Lorillard	19,300	1,087,555

			1,087,555

	Trading Companies & Distributors–0.94%
	Fastenal	18,300	637,755
	Grainger (W.W.)	11,700	922,428

			1,560,183

	Wireless Telecommunication Services–3.67%
†	American Tower Class A	57,000	1,671,240
†	Crown Castle International	43,400	762,972

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Wireless Telecommunication Services (continued)

†	Leap Wireless International	38,000	$1,021,820
†	MetroPCS Communications	52,500	779,625
†	NII Holdings	28,200	512,676
†	SBA Communications Class A	82,600	1,348,032

			6,096,365

	Total Common Stock (Cost $199,980,238)		165,541,330

	SHORT-TERM INVESTMENT–0.21%
	Money Market Mutual Fund–0.21%
	Dreyfus Treasury & Agency Cash Management Fund	348,022	348,022

	Total Short-Term Investment (Cost $348,022)		348,022

TOTAL VALUE OF SECURITIES–99.89% (Cost $200,328,260)	165,889,352

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	182,303

NET ASSETS APPLICABLE TO 21,632,138 SHARES OUTSTANDING–100.00%	$166,071,655

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($149,828,649 / 19,489,407 Shares)	$7.688

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($16,243,006 / 2,142,731 Shares)	$7.581

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$369,297,080
Accumulated net investment loss	(17)
Accumulated net realized loss on investments	(168,786,500)
Net unrealized depreciation of investments	(34,438,908)

Total net assets	$166,071,655

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$1,772,229
Interest	11,467
Foreign tax withheld	(12,561)

1,771,135

EXPENSES:
Management fees	1,623,603
Accounting and administration expenses	99,555
Reports and statements to shareholders	64,807
Distribution expenses–Service Class	50,400
Professional fees	21,385
Trustees’ fees	5,466
Custodian fees	4,038
Other	10,133

1,879,387
Less expense paid indirectly	(58)

Total operating expenses	1,879,329

NET INVESTMENT LOSS	(108,194)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(8,110,711)
Foreign currencies	(60)

Net realized loss	(8,110,771)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(99,327,927)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(107,438,698)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(107,546,892)

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(108,194)	$(139,003)
Net realized gain (loss) on investments and foreign currencies	(8,110,771)	37,765,579
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(99,327,927)	698,223

Net increase (decrease) in net assets resulting from operations	(107,546,892)	38,324,799

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,881,302	19,497,635
Service Class	14,748,296	12,440,997

	41,629,598	31,938,632

Cost of shares repurchased:
Standard Class	(28,035,889)	(90,750,484)
Service Class	(8,413,120)	(6,561,590)

	(36,449,009)	(97,312,074)

Increase (decrease) in net assets derived from capital share transactions	5,180,589	(65,373,442)

NET DECREASE IN NET ASSETS	(102,366,303)	(27,048,643)
NET ASSETS:
Beginning of year	268,437,958	295,486,601

End of year (Including accumulated net investment loss of $17 and $0, respectively)	$166,071,655	$268,437,958

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/08	12/31/07		12/31/06	12/31/05		12/31/04

Net asset value, beginning of period	$13.435	$11.828		$10.824	$9.857		$8.672

Income (loss) from investment operations:
Net investment loss[1]	(0.003)	(0.004)		—	(0.026)		(0.039)
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.744)	1.611		1.004	0.993		1.224

Total from investment operations	(5.747)	1.607		1.004	0.967		1.185

Net asset value, end of period	$7.688	$13.435		$11.828	$10.824		$9.857

Total return[2]	(42.78% )	13.59%		9.28%	9.81%		13.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,829	$247,671		$282,397	$272,838		$269,192
Ratio of expenses to average net assets	0.84%	0.82%		0.85%	0.87%		0.91%
Ratio of net investment loss to average net assets	(0.03% )	(0.03%	)	0.00%	(0.26%	)	(0.44%	)
Portfolio turnover	36%	35%		41%	38%		106%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/08	12/31/07		12/31/06		12/31/05		12/31/04

Net asset value, beginning of period	$13.281	$11.722		$10.754		$9.817		$8.659

Income (loss) from investment operations:
Net investment loss[1]	(0.030)	(0.037)		(0.028)		(0.051)		(0.061)
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.670)	1.596		0.996		0.988		1.219

Total from investment operations	(5.700)	1.559		0.968		0.937		1.158

Net asset value, end of period	$7.581	$13.281		$11.722		$10.754		$9.817

Total return[2]	(42.92% )	13.30%		9.00%		9.54%		13.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,243	$20,767		$13,090		$6,391		$2,203
Ratio of expenses to average net assets	1.09%	1.07%		1.10%		1.12%		1.16%
Ratio of net investment loss to average net assets	(0.28% )	(0.28%	)	(0.25%	)	(0.51%	)	(0.69%	)
Portfolio turnover	36%	35%		41%		38%		106%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $374 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at annual rate of 0.50% on the first $250 million of the Fund’s average daily net assets; 0.45% on the next $500 million; and 0.40% of the average daily net assets of the Fund in excess of $750 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $5,456 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $776,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $12,985 and $4,727, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$100,145
Fees Payable to DSC	334
Distribution Fees Payable to LFD	3,194

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $84,637,368 and sales of $79,626,387 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $201,168,375. At December 31, 2008, net unrealized depreciation was $35,279,023, of which $17,891,447 related to unrealized appreciation of investments and $53,170,470 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$165,889,352
Level 2	—
Level 3	—

Total	$165,889,352

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2008 and 2007.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$369,297,080
Capital loss carryforwards	(160,344,643)
Post-October losses	(7,601,742)
Post-October Currency losses	(17)
Unrealized depreciation of investments	(35,279,023)

Net assets	$166,071,655

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital

$108,177	$(7,314)	$(100,863)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $67,784,083 expires in 2009; $76,089,467 expires in 2010; $15,907,305 expires in 2011 and $563,788 expires in 2016.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	3,542,661	1,531,377
Service Class	1,354,079	963,214

	4,896,740	2,494,591

Shares repurchased:
Standard Class	(2,487,933)	(6,971,064)
Service Class	(775,012)	(516,272)

	(3,262,945)	(7,487,336)

Net increase (decrease)	1,633,795	(4,992,745)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares (continued)

7.	Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

8.	Contractual Obligations (continued)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information

Approval of Advisory Agreement and Sub-Advisory Agreement (to be effective September 1, 2008)

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each, a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (TRP) on behalf of the Fund, the Independent Trustees considered the nature, extent and quality of services provided by TRP under the sub-advisory agreement. The Independent Trustees reviewed the services provided by TRP, the background of the investment professionals servicing the Fund, the reputation, resources and investment approach of TRP and the presentation by the portfolio managers at the August 2008 Board meeting. The Independent Trustees reviewed the Fund’s investment performance compared to the average of its Lipper performance peer groups and securities market indices. The Independent Trustees noted that the Fund’s performance was within range of the average of the Fund’s peer group and considered Fund Management’s statement that the conservative, defensive management of the Fund would limit performance in strong growth markets. The Independent Trustees concluded that the services provided by TRP were acceptable. The Independent Trustees considered the sub-advisory fee schedule, which contains breakpoints, and the fee rates charged to other registered funds managed by TRP and its standard investment management fee schedule for institutional accounts and concluded that the sub-advisory fees were reasonable. With respect to profitability, the Independent Trustees considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Independent Trustees reviewed materials provided by TRP as to any additional benefits it receives and noted that Lincoln Life affiliated companies distribute some TRP funds.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (continued)

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund continues to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

Approval of Advisory Agreement and Sub-Advisory

On December 8 and 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the Trust), met to consider the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreement for LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the Fund) with T. Rowe Price Associates, Inc. (collectively, the Advisory Agreements) through September 30, 2009.

In preparation for the December Board meeting, Fund Management provided the Board with updated information from LIAC and the sub-advisor to assist the Board in making its decision. In addition, LIAC and the sub-adviser provided updated certifications regarding their respective written compliance policies and procedures. The Independent Trustees reported that they had met in executive session with their independent legal counsel and had reviewed the updated information provided and considered the extensive information requested and reviewed for the contract renewal evaluation conducted in connection with the Board of Trustees’ August 18 and 19, 2008 meeting. The Independent Trustees concluded that factors considered and conclusions reached at the August 2008 Board meeting in recommending the renewal of the investment management and sub-advisory agreements also applied to the contracts they were being asked to renew through September 30, 2009. Based upon their review, the Independent Trustees concluded that it was in the best interest of the Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of each agreement through September 30, 2009. The Board adopted the considerations and conclusions of the Independent Trustees.

Given the turbulent financial markets between the August and December meetings, the Board requested and was provided with performance information for the Funds through November 30, 2008 compared to the performance of the average of the Lipper peer group of funds. For T. Rowe Price Structured Mid-Cap Growth Fund, the Board noted that for the one and three year periods through November 30, 2008, the fund had negative absolute performance but had outperformed the average of the Lipper peer group and concluded that performance was satisfactory.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994– December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex	Other
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	by Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP Turner Mid-Cap Growth Fund
(formerly LVIP Mid-Cap Growth Fund)

LVIP Turner Mid-Cap
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Turner Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Turner Mid-Cap Growth Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (49.29%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2008 while its benchmark, the Russell Midcap Growth® Index* returned (44.32%).

In 2008, neither growth nor value stocks proved a good place to hide in 2008. At the start of the year, many market pundits thought that growth stocks would outperform. After all, the broad-based Russell 3000 Growth Index** had underperformed its value counterpart from 2000 to 2006 and had only started to turn the tables in 2007. But like many expectations for the capital markets in 2008, the notion of growth’s continued outperformance was wrong.

Faced with markets that many have not seen in our lifetimes, the LVIP Turner Mid-Cap Growth Portfolio was challenged during 2008. Within the Midcap Growth space, 2008 marked the worst calendar year period of absolute performance since the inception of the Russell Midcap Growth Index dating back to January 1986. There was hardly anywhere to hide as all index sectors posted significant double digit losses, faced with the reality that the U.S. economy is indeed entrenched in a full blown recession. Given this backdrop of the equity markets, it is not to be unexpected that the LVIP Turner Mid-Cap Growth Portfolio, which emphasizes earnings growth, would be challenged. The consumer discretionary, health care, and technology sectors detracted the most from relative performance, while the financial services sector contributed the most to relative results, helped in part by our general avoidance of credit sensitive companies in a plunging market environment.

The recession that we are currently in negatively impacted the traditional growth sectors of consumer discretionary, health care, and technology. Consumers were impacted greatly during the year as confidence hit all-time lows. As a result, consumer and business spending began to slow as both began to curtail their costs to navigate the deteriorating economic environment. Within consumer discretionary, retail, restaurants, and gaming holdings detracted the most from results. Shares of Guess? Inc., a retailer of clothing and accessories, declined with consumers spending less at their stores in light of the challenged retail environment. The health care sector could not avoid the market turmoil either as hospitals began to reduce their spending, affecting medical specialty companies. Intuitive Surgical Inc., the maker of the da Vinci robotic surgical systems, traded lower resulting from the perception that hospital spending would slow sales of their proprietary surgical system. Semiconductors holdings were also hurt by the economic deterioration as demand was reduced for chips with businesses cutting back their orders. NVIDIA, the second-biggest maker of computer-graphics chips, traded lower after the company reported modest results for their first quarter along with concerns that the graphics-chip market may shrink from the slowing economy. Additionally, competition is heating up with Intel as they introduce new products that compete directly with NVIDIA. As of the end of the period, we had eliminated our position in NVIDIA.

Alternatively, the financial services sector contributed the most to outperformance when compared to the Russell Midcap Growth Index. Our general avoidance of credit sensitive companies contributed to performance during the year. Selective security selection in savings banks and insurers added the most to the relative gains within the sector as our financial services team looked for companies with healthy balance sheets and the ability to avoid the sub-prime debacle. Hudson City Bancorp, one of the largest U.S. banks, benefited during the year as their avoidance of sub-prime mortgages kept their balance sheets clean and investors rewarded the company by trading it higher.

The LVIP Turner Mid-Cap Growth Portfolio has a projected earnings growth rate, valuations, and beta that are consistently at a premium to the Russell Midcap Growth Index. As such, investors should expect the strategy to perform better when equity markets are up and the economy is on a smooth upward trajectory, and to struggle during periods of economic uncertainty. Additionally, companies that had lower earnings growth performed far better in 2008 than those companies who had higher earnings growth. As noted above, the Midcap Growth Equity strategy emphasizes earnings growth and thus the strategy struggled during the year.

The LVIP Turner Mid-Cap Growth Portfolio is expected to deliver significant upside capture when the market is up and growth stocks are in favor. The recent environment has been difficult, and unlike 2007, our style of investing has not been rewarded. Despite the recent setbacks, we continue to invest in companies that we believe have superior earnings prospects. With that in mind, the expected earnings growth rates and valuations for the portfolio is currently at a premium to the Russell Midcap Growth Index, and its P-E-G ratio is meaningfully below the benchmark.

As we transition into a historical time in our nation’s history, we will continue to monitor the impact that the Obama administration will have on the economy; and more importantly, the effect on the markets. With new leadership, there comes change to budgets, programs, and the creation/elimination of jobs among other things. With this in mind, our sector-focused teams are mindful of such change and are confident that the LVIP Turner Mid-cap Growth Equity portfolio is positioned to capture shifts in policy direction.

Although the economic landscape will continue to be challenging for the next couple of quarters, the market is forward-looking and tends to rebound prior to the economy turning. In fact, looking back over the past 13 bear markets, the first year average return after the decline was over 35%. In addition, the number of stocks making new lows on the NYSE peaked on October 10 and has continued to decline, which historically has proved positive for the equity markets. We think the stock market offers plenty of good opportunities, with bona fide growth stocks selling at price/earnings ratios equal to only a fraction of their long-term earnings-growth rates. In our estimation, it’s likely that our economy should begin to recover by mid-2009 and earnings, the engine that drives the stock market, should improve throughout the year. And though it remains to be seen if the low of the S&P 500 Index of 752.44 reached on November 20 will in fact prove to be the low for this market cycle, we think that stocks are likely to be higher 12 months from now and more importantly, three to five years from now and over the next decade.

Christopher McHugh
Jason, D. Schrotberger
Tara Hedlund
Turner Investment Partners, Inc.

The information provided does not necessarily reflect the most up to date or current information available. Nothing presented is intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities and should not be considered an offer to provide any Turner service in any jurisdiction that would be unlawful under the securities laws of that jurisdiction. There can be no guarantee that Turner will select and hold any particular security for its client portfolios. Earnings growth may not result in an increase in share price. Past performance is no guarantee of future results. Holdings are subject to change and should not be considered as recommendations.

LVIP Turner Mid-Cap Growth Fund–1

LVIP Turner Mid-Cap Growth Fund
2008 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/01 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Turner Mid-Cap Growth Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,437. For comparison, look at how the Russell Midcap Growth Index did over the same period. The same $10,000 investment would have decreased to $7,351. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	–49.29%

Five Years	–3.26%

Inception (5/1/01)	–3.79%

Service Class Shares

One Year	–49.42%

Inception (4/30/07)	–27.49%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

**	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

LVIP Turner Mid-Cap Growth Fund–2

LVIP Turner Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$560.20	0.99%	$3.88
Service Class Shares	1,000.00	559.50	1.24%	4.86

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.16	0.99%	$5.03
Service Class Shares	1,000.00	1,018.90	1.24%	6.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Turner Mid-Cap Growth Fund–3

LVIP Turner Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	93.97%

Aerospace & Defense	1.14%
Air Freight & Logistics	1.88%
Airlines	0.91%
Beverages	1.20%
Biotechnology	2.55%
Capital Markets	4.34%
Chemicals	2.40%
Commercial Services & Supplies	4.79%
Communications Equipment	4.03%
Computers & Peripherals	0.67%
Construction & Engineering	1.50%
Construction Materials	0.67%
Containers & Packaging	0.89%
Diversified Consumer Services	2.61%
Diversified Financial Services	1.08%
Electric Utilities	0.92%
Electrical Equipment	1.57%
Energy Equipment & Services	2.55%
Gas Utilities	0.95%
Health Care Equipment & Supplies	1.34%
Health Care Providers & Services	5.52%
Hotels, Restaurants & Leisure	4.92%
Household Durables	2.75%
Household Products	1.21%
Insurance	1.76%
Internet & Catalog Retail	0.48%
Internet Software & Services	0.85%
Life Sciences Tools & Services	1.59%
Machinery	1.02%
Media	0.65%
Metals & Mining	1.02%
Multiline Retail	2.45%
Oil, Gas & Consumable Fuels	4.72%
Personal Products	1.12%
Pharmaceuticals	1.28%
Road & Rail	0.66%
Semiconductors & Semiconductor Equipment	8.20%
Software	5.45%
Specialty Retail	5.07%
Textiles, Apparel & Luxury Goods	1.06%
Thrift & Mortgage Finance	2.10%
Wireless Telecommunication Services	2.10%

Short-Term Investment	3.80%

Total Value of Securities	97.77%

Receivables and Other Assets Net of Liabilities	2.23%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Express Scripts	2.28%
McAfee	2.05%
Juniper Networks	1.87%
Apollo Group Class A	1.85%
Kohl’s	1.79%
F5 Networks	1.75%
Yum Brands	1.68%
Broadcom Class A	1.65%
T. Rowe Price Group	1.57%
Consol Energy	1.54%

Total	18.03%

LVIP Turner Mid-Cap Growth Fund–4

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–93.97%
	Aerospace & Defense–1.14%
	Precision Castparts	4,020	$239,110

			239,110

	Air Freight & Logistics–1.88%
	Expeditors International Washington	3,110	103,470
	Robinson (C.H.) Worldwide	5,280	290,558

			394,028

	Airlines–0.91%
†	Continental Airlines Class B	10,610	191,617

			191,617

	Beverages–1.20%
	Brown-Forman Class B	2,660	136,963
†	Hansen Natural	3,420	114,673

			251,636

	Biotechnology–2.55%
†	Alexion Pharmaceuticals	6,740	243,921
†	Myriad Genetics	2,290	151,735
†	United Therapeutics	2,240	140,112

			535,768

	Capital Markets–4.34%
	BlackRock	800	107,320
	Lazard Class A	7,040	209,370
	Northern Trust	5,090	265,393
	T. Rowe Price Group	9,290	329,237

			911,320

	Chemicals–2.40%
	Airgas	4,600	179,354
	Ecolab	5,440	191,216
	Sigma-Aldrich	3,140	132,634

			503,204

	Commercial Services & Supplies–4.79%
†	Clean Harbors	2,540	161,138
†	Covanta Holding	9,000	197,640
†	FTI Consulting	2,990	133,593
	Robert Half International	11,480	239,014
†	Stericycle	5,280	274,982

			1,006,367

	Communications Equipment–4.03%
†	F5 Networks	16,100	368,046
†	Juniper Networks	22,460	393,275
†	Polycom	6,300	85,113

			846,434

	Computers & Peripherals–0.67%
†	SanDisk	14,600	140,160

			140,160

	Construction & Engineering–1.50%
†	Jacobs Engineering Group	3,190	153,439
†	Quanta Services	8,160	161,568

			315,007

	Construction Materials–0.67%
	Martin Marietta Materials	1,460	141,737

			141,737

	Containers & Packaging–0.89%
†	Pactiv	7,520	187,098

			187,098

	Diversified Consumer Services–2.61%
†	Apollo Group Class A	5,060	387,697
†	Itt Educational Services	1,700	161,466

			549,163

	Diversified Financial Services–1.08%
†	IntercontinentalExchange	2,740	225,886

			225,886

	Electric Utilities–0.92%
	PPL	6,280	192,733

			192,733

	Electrical Equipment–1.57%
	AMETEK	7,215	217,965
†	First Solar	810	111,748

			329,713

	Energy Equipment & Services–2.55%
†	Cameron International	9,640	197,620
†	Dresser-Rand Group	7,730	133,343
	Smith International	8,930	204,407

			535,370

	Gas Utilities–0.95%
	Questar	6,130	200,390

			200,390

	Health Care Equipment & Supplies–1.34%
	DENTSPLY International	4,940	139,506
†	Intuitive Surgical	1,120	142,228

			281,734

	Health Care Providers & Services–5.52%
	Aetna	5,140	146,490
	AmerisourceBergen	2,960	105,554
†	DaVita	3,770	186,878
†	Express Scripts	8,710	478,875
	Omnicare	3,900	108,264
†	Schein (Henry)	3,620	132,818

			1,158,879

LVIP Turner Mid-Cap Growth Fund–5

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Hotels, Restaurants & Leisure–4.92%
	Darden Restaurants	5,750	$162,035
†	WMS Industries	10,065	270,748
†	Wynn Resorts	5,860	247,644
	Yum Brands	11,210	353,114

			1,033,541

	Household Durables–2.75%
	Pulte Homes	26,990	295,001
†	Toll Brothers	13,340	285,876

			580,877

	Household Products–1.21%
	Church & Dwight	1,100	61,732
	Clorox	3,460	192,238

			253,970

	Insurance–1.76%
	Aon	4,440	202,819
	Berkley (W.R.)	5,400	167,400

			370,219

	Internet & Catalog Retail–0.48%
†	priceline.com	1,360	100,164

			100,164

	Internet Software & Services–0.85%
†	Omniture	9,650	102,676
†	VistaPrint	4,070	75,743

			178,419

	Life Sciences Tools & Services–1.59%
†	Covance	2,720	125,202
†	Illumina	8,020	208,921

			334,123

	Machinery–1.02%
†	ESCO Technologies	5,210	213,350

			213,350

	Media–0.65%
†	Cablevision Systems Class A	8,150	137,246

			137,246

	Metals & Mining–1.02%
†	Cliffs Natural Resources	3,710	95,013
	Compass Minerals International	2,030	119,080

			214,093

	Multiline Retail–2.45%
†	Dollar Tree	3,300	137,940
†	Kohl’s	10,410	376,842

			514,782

	Oil, Gas & Consumable Fuels–4.72%
	Consol Energy	11,300	322,954
†	Goodrich Petroleum	6,720	201,264
	Range Resources	6,090	209,435
†	Southwestern Energy	8,940	258,992

			992,645

	Personal Products–1.12%
	Alberto-Culver	9,610	235,541

			235,541

	Pharmaceuticals–1.28%
	Allergan	4,030	162,489
†	Herbalife	4,870	105,582

			268,071

	Road & Rail–0.66%
	Hunt (J.B.) Transport Services	5,290	138,968

			138,968

	Semiconductors & Semiconductor Equipment–8.20%
	Altera	16,690	278,890
†	Atheros Communications	9,630	137,805
†	Broadcom Class A	20,420	346,526
†	Cavium Networks	9,260	97,323
	KLA-Tencor	9,190	200,250
†	Lam Research	12,320	262,170
†	PMC-Sierra	36,730	178,508
†	Varian Semiconductor Equipment Associates	12,157	220,285

			1,721,757

	Software–5.45%
†	Activision Blizzard	25,980	224,467
†	Adobe Systems	5,780	123,056
†	Citrix Systems	8,180	192,803
†	Intuit	7,370	175,332
†	McAfee	12,440	430,050

			1,145,708

	Specialty Retail–5.07%
†	GameStop Class A	10,610	229,812
	Guess	12,290	188,652
	Sherwin-Williams	3,980	237,804
	Staples	10,200	182,784
†	Urban Outfitters	15,070	225,749

			1,064,801

	Textiles, Apparel & Luxury Goods–1.06%
†	Deckers Outdoor	2,800	223,636

			223,636

LVIP Turner Mid-Cap Growth Fund–6

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Thrift & Mortgage Finance–2.10%
	Hudson City Bancorp	17,540	$279,938
	People’s United Financial	9,030	161,005

			440,943

	Wireless Telecommunication Services–2.10%
†	American Tower Class A	7,530	220,780
†	MetroPCS Communications	14,780	219,483

			440,263

	Total Common Stock (Cost $25,662,436)		19,740,471

	SHORT-TERM INVESTMENT–3.80%
	Money Market Mutual Fund–3.80%
	Dreyfus Treasury & Agency Cash Management Fund	799,096	799,096

	Total Short-Term Investment (Cost $799,096)		799,096

TOTAL VALUE OF SECURITIES–97.77% (Cost $26,461,532)	20,539,567

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.23%	468,849

NET ASSETS APPLICABLE TO 3,524,036 SHARES OUTSTANDING–100.00%	$21,008,416

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND STANDARD CLASS ($9,919,852 / 1,659,763 Shares)	$5.977

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND SERVICE CLASS ($11,088,564 / 1,864,273 Shares)	$5.948

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization — no par)	$36,309,858
Accumulated net realized loss on investments	(9,379,477)
Net unrealized depreciation of investments	(5,921,965)

Total net assets	$21,008,416

†	Non income producing security.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–7

LVIP Turner Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$172,735
Interest	27,774
Other income	57
Foreign tax withheld	(1,266)

199,300

EXPENSES:
Management fees	270,561
Distribution expenses-Service Class	37,417
Professional fees	19,378
Accounting and administration expenses	14,103
Reports and statements to shareholders	8,550
Custodian fees	7,866
Trustees’ fees	720
Other	4,510

363,105
Less expenses waived/reimbursed	(27,124)
Less expense paid indirectly	(776)

Total operating expenses	335,205

NET INVESTMENT LOSS	(135,905)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investment	(9,295,743)
Net change in unrealized appreciation/depreciation of investments	(9,295,209)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(18,590,952)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,726,857)

See accompanying notes

LVIP Turner Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(135,905)	$(89,006)
Net realized gain (loss) on investments	(9,295,743)	5,623,753
Net change in unrealized appreciation/depreciation of investments	(9,295,209)	(10,496)

Net increase (decrease) in net assets resulting from operations	(18,726,857)	5,524,251

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(2,616,960)	—
Service Class	(2,881,791)	—

	(5,498,751)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,283,901	9,271,391
Service Class	20,297,010	20,721,182
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,616,960	—
Service Class	2,881,791	—

	31,079,662	29,992,573

Cost of shares repurchased:
Standard Class	(7,369,165)	(19,322,700)
Service Class	(13,094,730)	(7,647,898)

	(20,463,895)	(26,970,598)

Increase in net assets derived from capital share transactions	10,615,767	3,021,975

NET INCREASE (DECREASE) IN NET ASSETS	(13,609,841)	8,546,226
NET ASSETS:
Beginning of year	34,618,257	26,072,031

End of year (there was no undistributed net investment income at either year end)	$21,008,416	$34,618,257

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–8

LVIP Turner Mid-Cap Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/08	12/31/07		12/31/06	12/31/05		12/31/04

Net asset value, beginning of period	$14.126	$11.330		$11.025	$9.820		$8.780

Income (loss) from investment operations:
Net investment loss[2]	(0.034)	(0.042)		(0.018)	(0.050)		(0.070)
Net realized and unrealized gain (loss) on investments	(6.136)	2.838		0.778	1.255		1.110

Total from investment operations	(6.170)	2.796		0.760	1.205		1.040

Less dividends and distributions from:
Net realized gain on investments	(1.979)	—		(0.455)	—		—

Total dividends and distributions	(1.979)	—		(0.455)	—		—

Net asset value, end of period	$5.977	$14.126		$11.330	$11.025		$9.820

Total return[3]	(49.29% )	24.68%		6.72%	12.27%		11.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,920	$21,354		$26,072	$27,171		$24,086
Ratio of expenses to average net assets	0.98%	0.99%		1.07%	1.08%		1.09%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.07%	1.06%		1.07%	1.08%		1.09%
Ratio of net investment loss to average net assets	(0.33% )	(0.33%	)	(0.16% )	(0.56%	)	(0.77%	)
Ratio of net investment loss to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	(0.42% )	(0.40%	)	(0.16% )	(0.56%	)	(0.77%	)
Portfolio turnover	179%	199%		156%	158%		175%

[1]	Effective April 30, 2007, the Fund received all of the assets and liabilities of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the JPVF Fund). The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information for the years ended December 31, 2008, 2007 and 2006.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–9

LVIP Turner Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund
	Service Class
		4/30/07[1]
	Year Ended	to
	12/31/08	12/31/07

Net asset value, beginning of period	$14.102	$12.216

Income (loss) from investment operations:
Net investment loss[2]	(0.059)	(0.039)
Net realized and unrealized gain (loss) on investments	(6.116)	1.925

Total from investment operations	(6.175)	1.886

Less dividends and distributions from:
Net realized gain on investments	(1.979)	—

Total dividends and distributions	(1.979)	—

Net asset value, end of period	$5.948	$14.102

Total return[3]	(49.42% )	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,088	$13,264
Ratio of expenses to average net assets	1.23%	1.21%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.32%	1.33%
Ratio of net investment loss to average net assets	(0.58% )	(0.43%	)
Ratio of net investment loss to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	(0.67% )	(0.55%	)
Portfolio turnover	179%	199%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

LVIP Turner Mid-Cap Growth Fund–10

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Turner Mid-Cap Growth Fund (formerly LVIP Mid-Cap Growth Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $10,018 for the year ended December 31, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.90% on the first $25 million of the average daily net assets of the Fund; 0.85% on the next $50 million; 0.80% on the next $75 million; 0.70% on the next $100 million; and 0.65% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.02% of average daily net assets of the Fund. Additionally, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2009 as follows: 0.10% on the first

LVIP Turner Mid-Cap Growth Fund–11

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

$25 million of average daily net assets of the Fund; and 0.05% on the next $50 million. The agreements will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Turner Investment Partner, Inc (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $150 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $150 million.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimum.

Delaware Service Company, Inc (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Funds pays DSC a monthly fee based on average daily net asset. For the year ended December 31, 2008, the Fund was charged $760 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ending December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $1,798 and $909, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$13,342
Fees Payable to DSC	42
Distribution Fees Payable to LFD	2,210

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $58,420,504 and sales of $52,746,594 of investment securities other than short-term investments.

At December 31, 2008, the cost of investments for federal income tax purposes was $26,744,149. At December 31, 2008, net unrealized depreciation was $6,204,582, of which $547,145 related to unrealized appreciation of investments and $6,751,727 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1—inputs are quoted prices in active markets
Level 2—inputs are observable, directly or indirectly
Level 3—inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities

Level 1	$20,539,567
Level 2	—
Level 3	—

Total	$20,539,567

There were no Level 3 securities at the beginning or end of the year.

LVIP Turner Mid-Cap Growth Fund–12

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There was no dividends and distributions paid during the year ended December 31, 2007. The tax character of dividends and distributions paid during the year ended December 31, 2008 was as follows:

Year Ended
12/31/08

Ordinary income	$1,792,090
Long-term capital gain	3,706,661

Total	$5,498,751

In addition, the Fund declared a long-term capital gain consent dividend of $92,266 for the year ended December 31, 2007. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$36,309,858
Post-October losses	(3,053,277)
Capital loss carryforwards	(6,043,583)
Unrealized depreciation of investments	(6,204,582)

Net assets	$21,008,416

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital

$135,905	$(93,394)	$(42,511)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $6,043,583 expires in 2016.

LVIP Turner Mid-Cap Growth Fund–13

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	524,647	704,610
Service Class	1,779,129	1,509,395
Shares issued upon reinvestment of dividends and distributions:
Standard Class	262,010	—
Service Class	289,656	—

	2,855,442	2,214,005

Shares repurchased:
Standard Class	(638,605)	(1,494,050)
Service Class	(1,145,114)	(568,793)

	(1,783,719)	(2,062,843)

Net increase	1,071,723	151,162

7.	Market Risk
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP Turner Mid-Cap Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Turner Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP Turner Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Turner Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Turner Mid-Cap Growth Fund–15

LVIP Turner Mid-Cap Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

67.41%	32.59%	100.00%	4.90%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on percentage of the Fund’s ordinary income.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Turner Mid-Cap Growth Fund–16

LVIP Turner Mid-Cap Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Turner

In considering the renewal of the sub-advisory agreement between LIAC and Turner Investment Partners, Inc. (Turner) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Turner under the sub-advisory agreement. The Board reviewed the services provided by Turner, the background of the investment team servicing the Fund and the reputation, resources and investment approach of Turner. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index. The Board noted that the Fund’s performance was above the average of the Fund’s Lipper peer group and was strong for all periods under review and concluded that the services provided by Turner were satisfactory. The Board considered the sub-advisory fee schedule, which contains a breakpoint, and the fee rates charged to other registered funds managed by Turner and its standard advisory fee schedule for institutional accounts and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Turner, an unaffiliated third party, and that LIAC compensates Turner from its fees. The Board reviewed materials provided by Turner as to any additional benefits it receives and noted that Turner has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Turner.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Turner Mid-Cap Growth Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Turner Mid-Cap Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc.
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Turner Mid-Cap Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Turner Mid-Cap Growth Fund–19

LVIP UBS Global Asset Allocation Fund

LVIP UBS Global Asset
Allocation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP UBS Global Asset Allocation Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector and Country Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Other Fund Information	24
Officer/Trustee Information	26

LVIP UBS Global Asset Allocation Fund
2008 Annual Report Commentary

Managed by:

The Fund returned (33.22%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while the benchmark, the Global Securities Markets Index (GSMI)* returned (26.86%).

The world has been in the midst of a financial crisis that seemed to escalate toward the end of 2008. Over the last year, as the credit crunch unfolded, it harmed mainly large financial institutions, many of which were forced to take massive write-downs. The significant turmoil that began in the late summer accelerated drastically in the fourth quarter, causing the credit crunch to morph into a severe liquidity crisis.

The Fund underperformed the benchmark during the year driven primarily by market allocation and security selection. With respect to market allocation, an underweight to commodity-driven and emerging market equities helped performance but was more than offset by detracting performance from bond and equity security selection, an overweight to equity and high yield debt and an underweight to sovereign fixed income.

The US bond component was the largest detractor to performance from a security selection standpoint though US equity security selection also detracted. Our US bond selection has been negatively impacted by credit market crisis with spreads across many fixed income sectors widening out, and liquidity drying up in non-agency mortgage-backed securities holdings.

Currency allocation was a positive contributor for the year. The “anti-carry” currency positioning in the Fund benefited from decreasing investor risk appetite. In the currency carry trade, investors sell low-yielding currencies and then use the Funds to purchase higher-yielding currencies, in an attempt to capture the difference between the interest rates.

We are in a very chaotic time in the financial markets, but believe this volatility creates opportunity for long-term disciplined investors. As long as policymakers remain flexible, innovative and willing to tackle the current crisis, we believe that they will likely succeed.

Edwin Denson
Thomas Clarke
UBS Global Asset Management (Americas), Inc.

Growth of $10,000 invested 12/31/98 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP UBS Global Asset Allocation Fund Standard Class shares on 12/31/98. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,150. For comparison look at how the GSMI Index did over the same period. The same $10,000 investment would have grown to $12,929. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−33.22%

Five Years	−0.27%

Ten Years	+0.15%

Service Class Shares

One Year	−33.38%

Five Years	−0.52%

Inception (5/15/03)	+1.73%

*	GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-US World Government Bond Index; 3% Merrill lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global Index.

Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc. replaced Putnam Investments as the Fund’s sub-advisor.

Portfolios are actively managed and their compositions will differ over time. The views expressed are those of UBS Global Asset Management (Americas) Inc. as of December 31, 2008. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS advisory account or mutual fund. For separate accounts, any securities discussed do not represent all of the securities that will be purchased, sold, or recommended for advisory clients.

LVIP UBS Global Asset Allocation Fund–1

LVIP UBS Global Asset Allocation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08*

Actual
Standard Class Shares	$1,000.00	$717.00	0.85%	$3.67
Service Class Shares	1,000.00	716.20	1.10%	4.75

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.86	0.85%	$4.32
Service Class Shares	1,000.00	1,019.61	1.10%	5.58

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP UBS Global Asset Allocation Fund–2

LVIP UBS Global Asset Allocation Fund

Sector and Country Allocations and Top 10 Equity Holdings
As of December 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	68.22%

Aerospace & Defense	0.58%
Air Freight & Logistics	1.05%
Airlines	0.41%
Auto Components	0.95%
Automobiles	0.63%
Beverages	1.28%
Biotechnology	1.76%
Building Products	0.24%
Capital Markets	2.11%
Chemicals	1.35%
Commercial Banks	5.04%
Commercial Services & Supplies	0.28%
Communications Equipment	0.98%
Computers & Peripherals	1.23%
Construction & Engineering	0.07%
Construction Materials	0.28%
Consumer Finance	0.61%
Diversified Financial Services	0.54%
Diversified Telecommunications Services	1.43%
Electric Utilities	2.01%
Energy Equipment & Services	1.36%
Food & Staples Retailing	1.17%
Food Products	0.96%
Health Care Equipment & Supplies	2.26%
Health Care Providers & Services	1.27%
Hotels, Restaurants & Leisure	1.54%
Household Durables	0.40%
Household Products	0.55%
Independent Power Producers & Energy Traders	0.07%
Industrial Conglomerates	1.63%
Insurance	3.95%
Internet & Catalog Retail	0.19%
Internet Software & Services	0.32%
IT Services	0.76%
Life Sciences Tools & Services	0.58%
Machinery	2.40%
Media	3.05%
Metals & Mining	0.48%
Multiline Retail	0.78%
Multi-Utilities & Unregulated Power	0.96%
Office Electronics	0.44%
Oil, Gas & Consumable Fuels	5.54%
Pharmaceuticals	3.61%
Real Estate Management & Development	0.48%
Road & Rail	1.32%
Semiconductors & Semiconductor Equipment	2.91%
Software	2.38%
Specialty Retail	0.68%
Textiles, Apparel & Luxury Goods	0.26%
Tobacco	0.85%
Trading Company & Distributors	0.75%
Wireless Telecommunication Services	1.49%

Preferred Stock	0.27%

Affiliated Investment Companies	8.77%

Agency Collateralized Mortgage Obligations	0.16%

Agency Mortgage-Backed Securities	7.02%

Agency Obligations	1.82%

Collateralized Debt Obligation	0.06%

Commercial Mortgage-Backed Securities	0.72%

Corporate Bonds	2.04%

Non-Agency Asset-Backed Securities	0.34%

Non-Agency Collateralized Mortgage Obligations	0.11%

Sovereign Debt	0.99%

Supranational Banks	0.14%

U.S. Treasury Obligations	3.94%

Warrants	0.00%

Total Value of Securities	94.60%

Receivables and Other Assets Net of Liabilities	5.40%

Total Net Assets	100.00%

LVIP UBS Global Asset Allocation Fund–3

LVIP UBS Global Asset Allocation Fund
Sector and Country Allocations and Top 10 Equity Holdings (continued)

Percentage
Country	of Net Assets

Australia	0.65%
Austria	0.39%
Bermuda	0.26%
Canada	1.51%
Cayman Islands	0.25%
Finland	0.39%
France	2.26%
Germany	2.39%
Greece	0.12%
Guernsey	0.08%
Hong Kong	0.66%
Ireland	0.70%
Italy	0.55%
Japan	4.88%
Luxembourg	0.09%
Netherlands	1.52%
Singapore	0.47%
Spain	0.42%
Supranational	0.15%
Sweden	0.02%
Switzerland	3.61%
United Kingdom	4.74%
United States	68.49%

Total	94.60%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Intel	1.38%
General Electric	1.18%
Comcast Class A	1.16%
Allergan	1.06%
Wells Fargo	1.04%
Genzyme	0.97%
Microsoft	0.96%
Exelon	0.95%
PepsiCo	0.93%
FedEx	0.92%

Total	10.55%

LVIP UBS Global Asset Allocation Fund–4

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–68.22%❖
	Aerospace & Defense–0.58%
±	Cobham (United Kingdom)	131,782	$399,331
	General Dynamics	3,400	195,806
	Precision Castparts	3,300	196,284
	United Technologies	7,300	391,280

			1,182,701
	Air Freight & Logistics–1.05%
	FedEx	29,400	1,886,010
±	TNT (Netherlands)	13,571	264,921

			2,150,931
	Airlines–0.41%
±	Qantas Airways (Australia)	212,439	399,321
†	Ryanair Holdings ADR	14,800	430,384

			829,705
	Auto Components–0.95%
	Borg Warner	39,800	866,446
	Johnson Controls	59,700	1,084,152

			1,950,598
	Automobiles–0.63%
±	Daimler (Germany)	17,220	651,940
±	Honda Motor (Japan)	29,900	636,304

			1,288,244
	Beverages–1.28%
†	Constellation Brands Class A	45,700	720,689
	PepsiCo	34,700	1,900,519

			2,621,208
	Biotechnology–1.76%
†	Amgen	21,100	1,218,525
†	Cephalon	5,000	385,200
†	Genzyme	30,000	1,991,100

			3,594,825
	Building Products–0.24%
	Masco	44,700	497,511

			497,511
	Capital Markets–2.11%
	Bank of New York Mellon	54,900	1,555,318
	BlackRock	1,100	147,565
±	Credit Suisse Group (Switzerland)	21,306	595,385
	Morgan Stanley	72,000	1,154,880
±	Nomura Holdings (Japan)	49,500	411,812
	Northern Trust	4,000	208,560
	Schwab (Charles)	3,700	59,829
	T. Rowe Price Group	5,300	187,832

			4,321,181
	Chemicals–1.35%
±	Akzo Nobel (Netherlands)	10,514	435,817
	Celanese Class A	31,500	391,545
	Ecolab	4,000	140,600
±	Kuraray (Japan)	33,000	258,339
	Monsanto	3,300	232,155
±	Orica (Australia)	32,172	322,123
	Praxair	6,500	385,840
±	Shin-Etsu Chemical (Japan)	13,000	599,475

			2,765,894
	Commercial Banks–5.04%
±	Alpha Bank (Greece)	25,030	235,325
±	Banco Bilbao Vizcaya Argentaria (Spain)	39,693	494,236
±	Bank of East Asia (Hong Kong)	131,800	278,010
±	Bank of Yokohama (Japan)	82,000	483,300
±	Barclays (United Kingdom)	240,256	552,814
±	BNP Paribas (France)	21,267	922,504
	City National	11,200	545,440
	Fifth Third Bancorp	87,400	721,924
±	Intesa Sanpaolo (Italy)	93,672	341,958
±	National Australia Bank (Australia)	22,255	333,826
±	Standard Chartered (United Kingdom)	31,603	406,936
=	Sumitomo Mitsui Financial Group (Japan)	182	754,279
±	Sumitomo Trust & Banking (Japan)	100,000	590,636
	SunTrust Banks	31,500	930,510
	Toronto-Dominion Bank (Canada)	16,700	596,331
	Wells Fargo	71,900	2,119,612

			10,307,641
	Commercial Services & Supplies–0.28%
±	Adecco (Switzerland)	9,580	327,025
±	Experian Group (United Kingdom)	37,346	237,749

			564,774
	Communications Equipment–0.98%
†	Cisco Systems	31,900	519,970
±	Nokia (Finland)	50,763	800,519
	QUALCOMM	19,200	687,936

			2,008,425
	Computers & Peripherals–1.23%
†	Apple	16,900	1,442,415
†	NetApp	49,400	690,118
	Seagate Technology	84,700	375,221

			2,507,754

LVIP UBS Global Asset Allocation Fund–5

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Construction & Engineering–0.07%
±	Balfour Beatty (United Kingdom)	27,900	$137,820

			137,820
	Construction Materials–0.28%
±	CRH (Ireland)	22,544	574,050

			574,050
	Consumer Finance–0.61%
	Discover Financial Services	110,250	1,050,683
±	Societe Generale (France)	3,855	196,540

			1,247,223
	Diversified Financial Services–0.54%
	CME Group	1,200	249,732
±	ING Groep CVA	56,796	628,174
†	IntercontinentalExchange	1,300	107,172
	JPMorgan Chase	4,000	126,120

			1,111,198
	Diversified Telecommunications Services–1.43%
	AT&T	55,700	1,587,449
±	Singapore Telecommunications (Singapore)	295,000	528,734
±	Telekom Austria (Austria)	54,742	800,430

			2,916,613
	Electric Utilities–2.01%
	American Electric Power	26,900	895,232
±	E. ON (Germany)	23,274	904,846
	Exelon	34,900	1,940,789
	Pepco Holdings	21,000	372,960

			4,113,827
	Energy Equipment & Services–1.36%
	Baker Hughes	35,000	1,122,450
	Halliburton	70,800	1,287,144
	Schlumberger	2,100	88,893
±	Technip (France)	7,799	240,640
†	Weatherford International	3,300	35,706

			2,774,833
	Food & Staples Retailing–1.17%
±	Metro (Germany)	6,709	269,624
±	Olam International (Singapore)	539,000	437,011
	Sysco	50,000	1,147,000
±	Tesco (United Kingdom)	100,703	531,483

			2,385,118
	Food Products–0.96%
±	Associated British Foods (United Kingdom)	23,090	245,368
	Campbell Soup	6,400	192,064
±	Nestle (Switzerland)	38,831	1,533,241

			1,970,673
	Health Care Equipment & Supplies–2.26%
	Alcon (Switzerland)	2,900	258,651
	Baxter International	7,800	418,002
	Covidien	28,400	1,029,216
	Medtronic	36,500	1,146,830
±	Nobel Biocare Holding (Switzerland)	3,692	76,021
	Stryker	8,200	327,590
±	Synthes (Switzerland)	4,356	550,788
†	Zimmer Holdings	20,000	808,400

			4,615,498
	Health Care Providers & Services–1.27%
†	DaVita	10,600	525,442
†	Express Scripts	5,600	307,888
†	Laboratory Corp. of America Holdings	5,200	334,932
†	Medco Health Solutions	34,300	1,437,513

			2,605,775
	Hotels, Restaurants & Leisure–1.54%
	Carnival	44,000	1,070,080
	International Game Technology	15,800	187,862
	McDonald’s	4,200	261,198
†	Starbucks	106,900	1,011,274
	Starwood Hotels & Resorts Worldwide	28,700	513,730
†	Wynn Resorts	2,300	97,198

			3,141,342
	Household Durables–0.40%
	Fortune Brands	19,800	817,344

			817,344
	Household Products–0.55%
	Colgate-Palmolive	3,400	233,036
±	Kao (Japan)	25,000	758,756
	Procter & Gamble	2,300	142,186

			1,133,978
	Independent Power Producers & Energy Traders–0.07%
†	Dynegy Class A	76,000	152,000

			152,000
	Industrial Conglomerates–1.63%
	General Electric	148,900	2,412,180
±	Siemens (Germany)	12,076	915,511

			3,327,691

LVIP UBS Global Asset Allocation Fund–6

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–3.95%
	ACE	26,400	$1,397,088
	AFLAC	39,200	1,796,929
±	AXA (France)	23,737	535,418
	Manulife Financial (Canada)	17,000	290,598
	MetLife	19,300	672,798
±	Mitsui Sumitomo Insurance (Japan)	20,900	664,095
±	Muenchener Rueckversicherungs (Germany)	7,200	1,108,620
	Principal Financial Group	40,200	907,314
±	Prudential (United Kingdom)	85,709	527,120
±†	Resolution	101,856	163,502

			8,063,482
	Internet & Catalog Retail–0.19%
†	Amazon.com	7,400	379,472

			379,472
	Internet Software & Services–0.32%
†	Google Class A	2,100	646,065

			646,065
	IT Services–0.76%
	Automatic Data Processing	7,400	291,116
	MasterCard Class A	3,800	543,134
	Visa Class A	13,700	718,565

			1,552,815
	Life Sciences Tools & Services–0.58%
†	Millipore	12,300	633,696
	Pharmaceutical Product Development	14,700	426,447
†	Waters	3,700	135,605

			1,195,748
	Machinery–2.40%
	Illinois Tool Works	50,400	1,766,520
±	Komatsu (Japan)	32,000	407,871
±	MAN (Germany)	4,081	233,434
	PACCAR	46,450	1,328,470
	Pall	29,000	824,470
±	THK (Japan)	33,200	349,104

			4,909,869
	Media–3.05%
±	British Sky Broadcasting (United Kingdom)	152,217	1,087,646
	Comcast Class A	140,500	2,371,640
†	Interpublic Group	139,700	553,212
	News Class A	103,000	936,270
	Omnicom Group	31,700	853,364
±	Reed Elsevier (Netherlands)	36,122	431,586

			6,233,718
	Metals & Mining–0.48%
±	ArcelorMittal (Netherlands)	7,920	191,851
±	BHP Billiton (Australia)	12,711	275,515
±	Rio Tinto (United Kingdom)	23,235	521,713

			989,079
	Multiline Retail–0.78%
	Macy’s	75,800	784,530
	Penney (J.C.)	41,100	809,670

			1,594,200
	Multi-Utilities & Unregulated Power–0.96%
±†	GDF Suez (France)	14,146	705,627
	NiSource	12,300	134,931
	Sempra Energy	26,200	1,116,906

			1,957,464
	Office Electronics–0.44%
±	Canon (Japan)	28,300	895,932

			895,932
	Oil, Gas & Consumable Fuels–5.54%
	Anadarko Petroleum	29,600	1,141,080
±	BP (United Kingdom)	80,448	630,021
	Chevron	20,500	1,516,385
	EnCana	16,000	748,981
	EOG Resources	8,800	585,904
	Hess	14,500	777,780
	Marathon Oil	30,400	831,744
	Peabody Energy	34,900	793,975
†	Southwestern Energy	5,400	156,438
	Sunoco	13,800	599,748
±	Total (France)	29,573	1,633,914
	TransCanada (Canada)	29,400	801,445
±	Tullow Oil (United Kingdom)	38,462	372,628
†	Ultra Petroleum	15,600	538,356
	XTO Energy	5,725	201,921

			11,330,320
	Pharmaceuticals–3.61%
	Abbott Laboratories	7,100	378,927
	Allergan	53,600	2,161,152
†	Elan ADR	22,500	135,000
±	Novartis (Switzerland)	32,695	1,632,734
±	Roche Holding (Switzerland)	10,148	1,566,595
	Wyeth	39,900	1,496,649

			7,371,057

LVIP UBS Global Asset Allocation Fund–7

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Real Estate Management & Development–0.48%
±	Mitsui Fudosan (Japan)	24,000	$399,803
±	New World Development (Hong Kong)	558,000	571,337

			971,140
	Road & Rail–1.32%
	Burlington Northern Santa Fe	11,600	878,236
	Canadian National Railway (Canada)	16,400	603,544
	Ryder System	21,900	849,282
	Union Pacific	7,800	372,840

			2,703,902
	Semiconductors & Semiconductor Equipment–2.91%
	Analog Devices	65,000	1,236,300
±	ASML Holding (Netherlands)	44,565	807,340
†	Broadcom Class A	32,600	553,222
	Intel	192,100	2,816,186
†	Marvell Technology Group (Bermuda)	79,000	526,930

			5,939,978
	Software–2.38%
†	Adobe Systems	7,700	163,933
†	Intuit	44,000	1,046,760
	Microsoft	101,300	1,969,272
†	Oracle	9,700	171,981
±	Sage Group (United Kingdom)	174,091	438,569
†	VMware Class A	45,700	1,082,633

			4,873,148
	Specialty Retail–0.68%
	Abercrombie & Fitch Class A	2,900	66,903
±	Esprit Holdings (Hong Kong)	86,800	494,612
	Home Depot	6,900	158,838
±	Kingfisher (United Kingdom)	211,536	422,329
	Sherwin-Williams Companies	4,100	244,975

			1,387,657
	Textiles, Apparel & Luxury Goods–0.26%
†	Coach	25,400	527,558

			527,558
	Tobacco–0.85%
±	Imperial Tobacco Group (United Kingdom)	22,304	601,095
±	Japan Tobacco (Japan)	344	1,138,504

			1,739,599
	Trading Company & Distributors–0.75%
±	Mitsubishi (Japan)	68,400	968,021
±	Wolseley (United Kingdom)	98,970	558,485

			1,526,506
	Wireless Telecommunication Services–1.49%
†	American Tower Class A	5,500	161,260
±	NTT DoCoMo (Japan)	338	664,741
	Sprint Nextel	268,524	491,399
	USA Mobility	4	46
±	Vodafone Group (United Kingdom)	831,345	1,727,818

			3,045,264

	Total Common Stock (Cost $186,065,224)		139,450,348
	PREFERRED STOCK–0.27%
±	Henkel KGAA (Germany) 6.92%	17,445	558,219
	US Airways Series A	8	0

	Total Preferred Stock (Cost $834,061)		558,219
¤	AFFILIATED INVESTMENT COMPANIES–8.77%
†	UBS Emerging Markets Equity Relationship Fund	476,033	8,708,552
†	UBS High Yield Relationship Fund	553,274	9,212,125

	Total Affiliated Investment Companies (Cost $20,163,695)		17,920,677
		Principal
		Amount¡

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.16%
	Fannie Mae Grantor Trust
	Series 2001-T7 A1 7.50% 2/25/41	105	109
	Series 2002-T19 A1 6.50% 7/25/42	317,876	330,888

	Total Agency Collateralized Mortgage Obligations (Cost $317,983)		330,997
	AGENCY MORTGAGE-BACKED SECURITIES–7.02%
	Fannie Mae
	6.00% 121/1/36	1,009,746	1,024,802
	7.00% 1/1/34	53,651	56,178
	Fannie Mae S.F. 15 yr
	5.50% 11/1/16	282,153	292,643
	5.50% 3/1/20	498,694	516,300
	Fannie Mae S.F. 20 yr
	5.50% 12/1/23	306,182	314,995
	5.50% 4/1/24	509,829	524,212

LVIP UBS Global Asset Allocation Fund–8

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount¡	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)

	Fannie Mae S.F. 30 yr
	5.50% 9/1/21		327,758	$338,407
	5.50% 4/1/37		1,408,159	1,445,105
	5.50% 5/1/38		466,746	478,945
	5.50% 7/1/38		1,000,000	1,026,235
	6.00% 1/1/33		648,047	672,369
	6.00% 4/1/38		468,921	483,229
	6.00% 6/1/38		469,868	484,204
	6.00% 9/1/38		780,000	803,799
	6.50% 2/1/38		669,604	696,179
	Freddie Mac S.F. 15 yr
	5.50% 12/1/18		205,288	212,471
	5.50% 5/1/20		543,953	561,457
	Freddie Mac S.F. 20 yr 5.50%
	5/1/23		650,368	670,464
	Freddie Mac S.F. 30 yr
	5.50% 3/1/37		1,146,406	1,174,691
	5.50% 4/1/38		730,156	748,286
	5.50% 6/1/38		463,996	475,471
	5.50% 7/1/38		516,308	528,996
	5.50% 9/1/38		469,236	480,767
	6.50% 11/1/28		333,148	348,868

	Total Agency Mortgage-Backed Securities (Cost $13,987,643)			14,359,073
	AGENCY OBLIGATIONS–1.82%
	Fannie Mae
	2.875% 12/11/13		1,985,000	2,035,517
	3.50% 4/28/11		460,000	463,278
	3.625% 8/15/11		275,000	291,655
	5.625% 7/15/37		320,000	414,498
	Freddie Mac
	2.375% 5/28/10		445,000	453,148
	5.75% 9/15/10	EUR	45,000	65,588

	Total Agency Obligations (Cost $3,595,728)			3,723,684
	COLLATERALIZED DEBT OBLIGATION–0.06%
#	G-Force CDO Series 2006-1A A3 144A 5.60% 9/27/46		475,000	128,250

	Total Collateralized Debt Obligation (Cost $468,220)			128,250
	COMMERCIAL MORTGAGE-BACKED SECURITIES–0.72%
	Citigroup Commercial Mortgage Trust Series 2006-C5 A4 5.431% 10/15/49		375,000	293,939
•#Goldman Sachs Mortgage Securities II 144A
	Series 2006-CC1 A 5.377% 3/21/46		705,717	211,715
	@Series 2006-RR2 A1 5.689% 6/23/46		721,871	144,374
	JPMorgan Chase Commercial Mortgage Securities
	Series 2006-LDP8 A3B 5.447% 5/15/45		650,000	451,103
	Series 2006-LDP8 A4 5.399% 5/15/45		475,000	362,253

	Total Commercial Mortgage-Backed Securities (Cost $2,872,500)			1,463,384
	CORPORATE BONDS–2.04%
	Capital Markets–0.18%
‡	Lehman Brothers 6.75% 12/28/17		225,000	23
	Morgan Stanley 6.625% 4/1/18		150,000	131,811
	Morgan Stanley Dean Witter 6.75% 4/15/11		240,000	236,264

				368,098
	Commercial Banks–0.46%
	Abbey National (United Kingdom) 7.95% 10/26/29		30,000	26,192
	Bank of Scotland (United Kingdom) 9.375% 5/15/21	GPB	30,000	47,905
	Bank One 7.875% 8/1/10		90,000	94,368
	Compagnie de Financement Foncier (France) 4.00% 7/21/11	EUR	40,000	56,213
	Hypothekenbank in Essen (Germany) 3.75% 9/28/12	EUR	40,000	56,593
	Intesa Sanpaolo (Italy) 6.375% 4/6/10	EUR	40,000	56,487
	Rabobank (Netherlands) 1.05% 1/22/10	JPY	21,000,000	229,931
	4.125% 4/4/12	EUR	40,000	56,039
	Royal Bank Scotland (United Kingdom) 9.625% 6/22/15	GBP	30,000	48,741
	Wells Fargo Bank 5.95% 8/26/36		250,000	260,121

				932,590
	Consumer Finance–0.15%
	International Lease Finance 3.50% 4/1/09		325,000	308,607

				308,607

LVIP UBS Global Asset Allocation Fund–9

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount¡	(U.S. $)

	CORPORATE BONDS (continued)

	Diversified Financial Services–0.30%
	Citigroup 5.50% 11/18/15	GBP	25,000	$33,287
	GE Capital European Funding (Ireland) 4.625% 8/23/10	EUR	45,000	63,196
	General Electric Capital 5.875% 1/14/38		240,000	235,733
	6.00% 6/15/12		175,000	179,697
@	JPMorgan Chase Capital XXV 6.80% 10/1/37		105,000	97,035

				608,948
	Diversified Telecommunications Services–0.12%
	AT&T 6.50% 9/1/37		90,000	97,256
	Bellsouth 6.55% 6/15/34		45,000	45,772
	Verizon New York 6.875% 4/1/12		105,000	104,544

				247,572
	Electric Utilities–0.15%
	E. ON International Finance (Netherlands)
	5.125% 10/2/12	EUR	40,000	58,091
	#144A 5.80% 4/30/18		205,000	192,005
	Pacific Gas & Electric 6.05% 3/1/34		60,000	63,935

				314,031
	Food & Staples Retailing–0.06%
	CVS Caremark 5.75% 6/1/17		130,000	122,590

				122,590
	Independent Power Producers & Energy Traders–0.12%
	Exelon Generation 5.35% 1/15/14		95,000	86,865
	PSEG Power 6.95% 6/1/12		160,000	157,984

				244,849
	Insurance–0.05%
	MetLife 5.00% 11/24/13		100,000	91,558

				91,558
	Media–0.06%
	Time Warner 6.875% 5/1/12		120,000	115,367

				115,367
	Multi-Utilities & Unregulated Power–0.09%
	Dominion Resources 5.95% 6/15/35		110,000	94,275
	MidAmerican Energy Holdings 5.95% 5/15/37		100,000	90,969

				185,244

	Oil, Gas & Consumable Fuels–0.13%
	Kinder Morgan Energy Partners 5.80% 3/15/35		175,000	122,169
	Valero Energy 6.625% 6/15/37		200,000	147,486

				269,655
	Pharmaceuticals–0.07%
	Allergan 5.75% 4/1/16		150,000	143,717

				143,717
	Real Estate Investment Trusts–0.03%
	Prologis 5.625% 11/15/15		135,000	67,265

				67,265
	Road & Rail–0.02%
#	Erac USA Finance 144A 8.00% 1/15/11		50,000	46,926

				46,926
	Thrift & Mortgage Finance–0.00%
	Washington Mutual 5.50% 1/15/13		365,000	256

				256
	Wireless Telecommunication Services–0.05%
	Sprint Capital 6.875% 11/15/28		165,000	98,374

				98,374

	Total Corporate Bonds (Cost $5,140,196)			4,165,647
•	NON-AGENCY ASSET-BACKED SECURITIES–0.34%
	Citibank Credit Card Issuance Trust
	Series 2002-A8 A8 2.07% 11/7/11		400,000	382,623
	Home Equity Mortgage Trust
	Series 2006-3 A1 5.472% 9/25/36		74,542	13,893
	Series 2006-6 2A1 0.571% 3/25/37		75,561	10,232

LVIP UBS Global Asset Allocation Fund–10

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount¡	(U.S. $)

•	NON-AGENCY ASSET-BACKED SECURITIES (continued)
	MBNA Credit Card Master Note Trust
	Series 2004-A7 A7 1.295% 12/15/11		225,000	$218,577
	Merrill Lynch First Franklin Mortgage Loan Trust
	Series 2007-A A1 1.571% 10/25/27		37,754	35,096
	Merrill Lynch Mortgage Investors Trust
	Series 2006-SL1 A 0.651% 9/25/36		33,664	10,489
	Nomura Asset Acceptance
	Series 2006-S4 A1 0.641% 8/25/36		112,237	19,712

	Total Non-Agency Asset-Backed Securities (Cost $918,031)			690,622
•	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.11%
#	Paragon Mortgages
	Series 7A B1A 144A 2.899% 5/15/43		170,000	78,344
◆	Washington Mutual Mortgage Pass Through Certificates
	Series 2002-AR17 1A 3.456% 11/25/42		185,933	153,294

	Total Non-Agency Collateralized Mortgage Obligations (Cost $356,484)			231,638
	SOVEREIGN DEBT–0.99%
	Canada–0.02%
	Government of Canada 5.25% 6/1/12	CAD	54,000	49,869

				49,869
	France–0.16%
	Government of France
	3.75% 4/25/21	EUR	185,000	260,230
	4.00% 4/25/55	EUR	40,000	60,272

				320,502
	Germany–0.09%
	Deutschland Republic 4.00% 1/4/37	EUR	125,000	187,247

				187,247
	Italy–0.36%
	Italy Buoni Poliennali Del Tesoro
	4.00% 2/1/37	EUR	155,000	184,004
	4.25% 8/1/13	EUR	380,000	544,673

				728,677
	Spain–0.18%
	Spain Government
	5.15% 7/30/09	EUR	165,000	234,364
	5.75% 7/30/32	EUR	80,000	135,407

				369,771
	Sweden–0.02%
	Kingdom of Sweden
	6.75% 5/5/14	SEK	230,000	36,337

				36,337
	United Kingdom–0.16%
	U.K. Treasury
	4.75% 9/7/15	GBP	40,000	64,691
	4.75% 12/7/38	GBP	75,000	130,058
	5.00% 3/7/12	GBP	85,000	134,386

				329,135

	Total Sovereign Debt (Cost $2,111,173)			2,021,538
	SUPRANATIONAL BANKS–0.14%
	European Investment Bank
	4.75% 6/6/12	GBP	85,000	130,699
	5.375% 10/15/12	EUR	110,000	166,104

	Total Supranational Banks (Cost $318,583)			296,803
	U.S. TREASURY OBLIGATIONS–3.94%
	U.S. Treasury Bonds
	4.50% 5/15/38		555,000	757,662
	4.75% 2/15/37		850,000	1,184,688
	U.S. Treasury Inflation Index Notes
	1.375% 7/15/18		1,647,642	1,541,447
	2.00% 1/15/16		376,578	360,750
	U.S. Treasury Notes
	1.25% 11/30/10		2,425,000	2,451,803
	2.00% 11/30/13		355,000	364,319
	2.75% 10/31/13		190,000	202,053
	3.75% 11/15/18		615,000	696,391
	4.875% 4/30/11		445,000	488,005

	Total U.S. Treasury Obligations (Cost $7,415,773)			8,047,118

LVIP UBS Global Asset Allocation Fund–11

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

		Numbers of	Value
		Shares	(U.S. $)

	WARRANTS–0.00%
†#	Mediq 144A, exercise price $0.01, expiration date 6/1/09	40	$0
†#	Solutia144A, exercise price $7.59, expiration date 7/15/09	20	0
†	US Airways, exercise price $10.00, expiration date 1/1/10	8	0

	Total Warrants (Cost $1,901)		0

TOTAL VALUE OF SECURITIES–94.60% (Cost $244,567,195)	$193,387,998

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–5.40%Δ	11,033,205

NET ASSETS APPLICABLE TO 23,510,289 SHARES OUTSTANDING–100.00%	$204,421,203

NET ASSET VALUE–LVIP UBS GLOBAL ASSET ALLOCATION FUND STANDARD CLASS ($158,129,116 / 18,187,063 Shares)	$8.695

NET ASSET VALUE–LVIP UBS GLOBAL ASSET ALLOCATION FUND SERVICE CLASS ($46,292,087 / 5,323,226 Shares)	$8.696

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$289,177,567
Distributions in excess of net investment income	(147,452)
Accumulated net realized loss on investments	(32,960,294)
Net unrealized depreciation of investments and foreign currencies	(51,648,618)

Total net assets	$204,421,203

¡Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
CAD–Canadian Dollar
CHF–Swiss Franc
EUR–European Monetary Unit
GBP–British Pound Sterling
JPY–Japanese Yen
SEK–Swedish Krona
USD–United States Dollar

❖	Securities have been classified by type of business. Classification by country of origin has been presented on page 4.

†	Non income producing security.

•	Variable rate security. The rate shown is the rate as of December 31, 2008.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2008 the aggregate amount of Rule 144A securities was $801,614, which represented 0.39% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

@	Illiquid security. At December 31, 2008, the aggregate amount of illiquid securities was $241,409, which represented 0.12% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2008, the aggregate amount of fair valued securities was $754,279, which represented 0.37% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

‡	Non income producing security. Security is currently in default.

±	Security is being valued based on international fair value pricing. At December 31, 2008, the aggregate amount of international fair valued securities was $43,594,442, which represented 21.33% the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Δ	Includes $5,544,564 cash pledged as collateral for futures contracts.

LVIP UBS Global Asset Allocation Fund–12

LVIP UBS Global Asset Allocation Fund
Statement of Net Assets (continued)

¤	Considered an affiliated company. See Note 2 in “Notes to financial statements.” Investments in companies considered to be affiliates of the Fund were as follows:

	Balance at	Gross	Gross	Realized Losses	Value
Company	Beginning of Period	Additions	Reductions	During the Period	12/31/08

UBS Emerging Markets Equity Relationship Fund	$3,693,340	$8,000,000	$—	$—	$8,708,552
UBS High Yield Relationship Fund	9,570,009	6,700,000	3,700,000	(656,719)	9,212,125

	$13,263,349				$17,920,677

Summary of Abbreviations:
ADR–American Depositary Receipts
CDO–Collateralized Debt Obligation
CVA–Dutch Certificate
S.F.–Single Family
yr–Year

The following foreign currency exchange contracts and financial futures contracts were outstanding at December 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts					Appreciation
to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

AUD	2,060,000	USD	(1,281,114)	6/2/09	$168,467
CAD	1,255,000	USD	(1,001,219)	6/2/09	30,739
CHF	(910,000)	USD	750,825	6/2/09	(104,287)
EUR	(7,235,000)	USD	9,310,537	6/2/09	(756,007)
GBP	(685,000)	USD	1,058,722	6/2/09	60,691
JPY	591,900,000	USD	(6,294,800)	6/2/09	252,201
SEK	92,540,000	USD	(11,350,423)	6/2/09	480,596

					$132,400

Financial Futures Contracts2

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy (Sell)		Cost (Proceeds)	Value	Expiration Date	(Depreciation)

15	Amsterdam Index	$1,044,082	$1,032,379	1/16/09	$(11,703)
(13)	DAX Index Futures	(2,114,459)	(2,194,827)	3/20/09	(80,368)
180	Dow Jones Euro Stoxx 50	6,198,879	6,160,329	3/20/09	(38,550)
(5)	HANG SENG Index	(489,395)	(464,656)	1/29/09	24,739
87	New Financial Times Stock Exchange 100 Index	5,793,591	5,573,504	3/20/09	(220,087)
34	NIKKEI 225 Index	3,087,186	3,309,121	3/12/09	221,935
72	S&P 500	16,114,752	16,201,800	3/19/09	87,048
16	S&P MIB Index	2,231,817	2,170,447	3/20/09	(61,370)
(25)	S&P/Toronto Stock
	Exchange 60 Index	(2,104,229)	(2,218,524)	3/20/09	(114,294)
(17)	SPI 200 Index	(1,040,489)	(1,132,505)	3/19/09	(92,016)
(165)	U.S. Treasury 5 yr Notes	(19,222,784)	(19,644,023)	3/31/09	(421,239)

					$(705,905)

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

[2]	See Note 8 in “Notes to financial statements.”

See accompanying notes

LVIP UBS Global Asset Allocation Fund–13

LVIP UBS Global Asset Allocation Fund
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments in unaffiliated companies, at value (Cost $224,403,500)	$175,467,321
Investments in affiliated companies, at value (Cost $20,163,695)	17,920,677
Cash pledged as collateral for financial futures contracts	5,544,564
Foreign currencies (Cost $6,342,496)	6,466,503
Receivable for securities sold	56,833
Dividends and interest receivable	597,126
Variation margin receivable on futures contracts	256,790
Receivable for fund shares sold	64,737
Foreign currency contracts, at value	132,400
Other assets	6,395

TOTAL ASSETS	206,513,346

LIABILITIES:
Cash overdraft	1,289,895
Payable for securities purchased	91,773
Payable for fund shares redeemed	538,127
Due to manager and affiliates	135,102
Other accrued expenses	37,246

TOTAL LIABILITIES	2,092,143

TOTAL NET ASSETS	$204,421,203

See accompanying notes

LVIP UBS Global Asset Allocation Fund–14

LVIP UBS Global Asset Allocation Fund
Statement of Operations
Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$4,964,385
Interest	3,749,413
Foreign tax withheld	(192,590)

8,521,208

EXPENSES:
Management fees	2,124,157
Distribution expenses-Service Class	149,376
Accounting and administration expenses	131,978
Reports and statements to shareholders	71,485
Custodian fees	68,300
Professional fees	30,192
Trustees’ fees	7,146
Other	31,770

2,614,404
Less expense paid indirectly	(19,569)

Total operating expenses	2,594,835

NET INVESTMENT INCOME	5,926,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments from affiliated companies	(656,719)
Investments from unaffiliated companies	(24,229,830)
Futures contracts	(6,611,597)
Foreign currencies	6,949,146

Net realized loss	(24,549,000)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(89,796,260)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(114,345,260)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(108,418,887)

See accompanying notes

LVIP UBS Global Asset Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,926,373	$6,251,395
Net realized gain (loss) on investments and foreign currencies	(24,549,000)	29,200,549
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(89,796,260)	(14,976,401)

Net increase (decrease) in net assets resulting from operations	(108,418,887)	20,475,543

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,061,697)	(4,836,473)
Service Class	(3,831,586)	(772,835)
Net realized gain on investments:
Standard Class	(20,795,206)	(13,230,087)
Service Class	(5,749,856)	(2,366,933)
Return of capital:
Standard Class	(266,692)	—
Service Class	(77,221)	—

	(44,782,258)	(21,206,328)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,294,130	13,842,995
Service Class	26,864,803	37,896,814
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	35,123,595	18,066,560
Service Class	9,658,663	3,139,768

	80,941,191	72,946,137

Cost of shares repurchased:
Standard Class	(46,906,816)	(42,695,480)
Service Class	(21,287,618)	(10,704,841)

	(68,194,434)	(53,400,321)

Increase in net assets derived from capital share transactions	12,746,757	19,545,816

NET INCREASE (DECREASE) IN NET ASSETS	(140,454,388)	18,815,031
NET ASSETS:
Beginning of year	344,875,591	326,060,560

End of year (including undistributed (distributions in excess of) net investment income of $(147,452) and $4,288,542, respectively)	$204,421,203	$344,875,591

See accompanying notes

LVIP UBS Global Asset Allocation Fund–15

LVIP UBS Global Asset Allocation Fund
Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP UBS Global Asset Allocation Fund Standard Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$15.589	$15.646	$14.535	$14.186	$12.704

Income (loss) from investment operations:
Net investment income[1]	0.275	0.301	0.273	0.187	0.190
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.059)	0.668	1.767	0.729	1.515

Total from investment operations	(4.784)	0.969	2.040	0.916	1.705

Less dividends and distributions from:
Net investment income	(0.828)	(0.272)	(0.197)	(0.177)	(0.223)
Net realized gain on investments	(1.267)	(0.754)	(0.732)	(0.390)	—
Return of capital	(0.015)	—	—	—	—

Total dividends and distributions	(2.110)	(1.026)	(0.929)	(0.567)	(0.223)

Net asset value, end of period	$8.695	$15.589	$15.646	$14.535	$14.186

Total return[2]	(33.22% )	6.37%	14.51%	6.80%	13.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,129	$280,964	$291,846	$273,272	$268,263
Ratio of expenses to average net assets	0.85%	0.87%	0.91%	0.93%	1.03%
Ratio of net investment income to average net assets	2.10%	1.88%	1.83%	1.33%	1.46%
Portfolio turnover	116%	99%	78%	91%	139%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP UBS Global Asset Allocation Fund–16

LVIP UBS Global Asset Allocation Fund
Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP UBS Global Asset Allocation Fund Service Class
	Year Ended
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Net asset value, beginning of period	$15.573	$15.631	$14.528	$14.179	$12.700

Income (loss) from investment operations:
Net investment income[1]	0.243	0.261	0.235	0.152	0.157
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.048)	0.667	1.765	0.729	1.512

Total from investment operations	(4.805)	0.928	2.000	0.881	1.669

Less dividends and distributions from:
Net investment income	(0.788)	(0.232)	(0.165)	(0.142)	(0.190)
Net realized gain on investments	(1.267)	(0.754)	(0.732)	(0.390)	—
Return of capital	(0.017)	—	—	—	—

Total dividends and distributions	(2.072)	(0.986)	(0.897)	(0.532)	(0.190)

Net asset value, end of period	$8.696	$15.573	$15.631	$14.528	$14.179

Total return[2]	(33.38% )	6.11%	14.23%	6.53%	13.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,292	$63,912	$34,215	$10,517	$3,842
Ratio of expenses to average net assets	1.10%	1.12%	1.16%	1.18%	1.28%
Ratio of net investment income to average net assets	1.85%	1.63%	1.58%	1.08%	1.21%
Portfolio turnover	116%	99%	78%	91%	139%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

LVIP UBS Global Asset Allocation Fund–17

LVIP UBS Global Asset Allocation Fund
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP UBS Global Asset Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term total return consistent with preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities are valued by an independent pricing service. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gains on investment in the accompanying financial statements and totaled $18,925 for the year ended December 31,

LVIP UBS Global Asset Allocation Fund–18

LVIP UBS Global Asset Allocation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.68% of the average daily net assets of the Fund in excess of $400 million.

UBS Global Asset Management (Americas) Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.47% on the first $200 million of the Fund’s average daily net assets; 0.42% of the next $200 million; and 0.40% of the average daily net assets of the Fund in excess of $400 million.

The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment sub-advisor. The commissions paid to these affiliated firms were $6,125 for the year ended December 31, 2008.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Fund. For these services, the Fund pays BNY Mellon a monthly fee based on average daily net assets, subject to certain minimums.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC a monthly fee based on average daily net assets. For the year ended December 31, 2008, the Fund was charged $7,221 for these services.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted to $17,227 and $6,443, respectively.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2008, the Fund had liabilities payable to affiliates as follows:

Management Fees Payable to LIAC	$125,264
Fees Payable to DSC	418
Distribution Fees Payable to LFD	9,420

The Fund may invest in UBS High Yield Relationship Fund and UBS Emerging Markets Equity Relationship Fund (collectively, the UBS Relationship Funds), open-end management investment companies managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds are offered as investment options only to mutual funds and certain other accounts managed by UBS Global Asset Management (Americas) Inc. The UBS Relationship Funds pay no investment management fees to UBS Global Asset Management (Americas) Inc. or the applicable sub-advisors. For the year ended December 31, 2008, the Fund received no distributions from the UBS Relationship Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2008, the Fund made purchases of $222,381,280 and sales of $236,622,668 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2008, the Fund made purchases of $101,734,658 and sales of $114,084,606 of long-term U.S. government securities.

At December 31, 2008, the cost of investments for federal income tax purposes was $249,986,093. At December 31, 2008, net unrealized depreciation was $56,598,095, of which $5,976,294 related to unrealized appreciation of investments and $62,574,389 related to unrealized depreciation of investments.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

LVIP UBS Global Asset Allocation Fund–19

LVIP UBS Global Asset Allocation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	Securities	Derivatives

Level 1	$121,627,639	$—
Level 2	70,611,307	(573,505)
Level 3	1,149,052	—

Total	$193,387,998	$(573,505)

As a result of utilizing international fair value pricing at December 31, 2008, 21% of the portfolio was categorized as Level 2 in the FAS 157 hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance at 12/31/07	$4,738,578
Net realized gain (loss)	(1,123,670)
Net change in unrealized appreciation/depreciation	(1,131,735)
Net purchases, sales and settlements	(1,334,121)

Balance as of 12/31/08	$1,149,052

Net change in unrealized appreciation/depreciation of investments still held as of 12/31/08	$(1,263,811)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	Year Ended	Year Ended
	12/31/08	12/31/07

Ordinary income	$26,051,212	$8,526,980
Long-term capital gain	18,387,133	12,679,348
Return of capital	343,913	—

Total	$44,782,258	$21,206,328

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$289,177,567
Post-October losses	(9,591,052)
Post-October currency losses	(15,052)
Other temporary differences	(631,345)
Capital loss carryforwards	(17,653,190)
Unrealized depreciation of investments and foreign currencies	(56,865,725)

Net assets	$204,421,203

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency contracts, mark-to-market on futures contracts, partnership income and straddle loss deferrals.

LVIP UBS Global Asset Allocation Fund–20

LVIP UBS Global Asset Allocation Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, paydown gains (losses) on mortgage- and asset-backed securities, partnership income, gain (loss) on foreign currency transactions and foreign future contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Fund recorded the following reclassifications:

Paid-in	Undistributed Net	Accumulated Net
Capital	Investment Income	Realized Loss

$(343,913)	$7,874,829	$(7,530,916)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2008 will expire as follows: $17,653,190 expires in 2016.

6. Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07

Shares sold:
Standard Class	673,380	864,811
Service Class	2,044,283	2,384,843
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,160,720	1,183,146
Service Class	869,805	206,165

	6,748,188	4,638,965

Shares repurchased:
Standard Class	(3,669,960)	(2,677,824)
Service Class	(1,695,006)	(675,717)

	(5,364,966)	(3,353,541)

Net increase	1,383,222	1,285,424

7.	Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8.	Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. A futures contract is an agreement to buy or sell an underlying instrument at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

LVIP UBS Global Asset Allocation Fund–21

LVIP UBS Global Asset Allocation Fund
Notes to Financial Statements (continued)

9.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in markets perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the statement of net assets.

10.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.	Fund Merger
On December 9, 2008, the Fund’s Board of Trustees approved a proposal to merge the Fund into the LVIP Delaware Aggressive Allocation Fund, a shell fund commencing operations on May 1, 2009. The Fund will continue to accept purchases from shareholders (including reinvested dividends or capital gains) until the last business day before the proposed merger. A meeting of shareholders for the Fund is scheduled to be held on April 2, 2009 to vote on the merger. If approved by shareholders, the merger is expected to take place on April 30, 2009.

LVIP UBS Global Asset Allocation Fund–22

9.	Fund Merger (continued)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP UBS Global Asset Allocation Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of the LVIP UBS Global Asset Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Global Asset Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP UBS Global Asset Allocation Fund–23

9.	Fund Merger (continued)

LVIP UBS Global Asset Allocation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

41.06%	58.94%	100.00%	17.32%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on percentage of the Fund’s ordinary income.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP UBS Global Asset Allocation Fund–24

LVIP UBS Global Asset Allocation Fund
Other Fund Information (continued)

9.	Fund Merger (continued)

Approval of Sub-Advisory Agreement with UBS

In considering the renewal of the sub-advisory agreement between LIAC and UBS Global Asset Management (Americas) Inc. (UBS) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by UBS under the sub-advisory agreement. The Board reviewed the services provided by UBS and the background of the investment professionals servicing the Fund. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group and a securities market index and considered Fund management’s statement that although the Fund had underperformed slightly compared to the average of the Lipper peer group and benchmark index over the periods reviewed, that the underperformance was due to particular teams’ underperformance and that the teams had been changed. The Board concluded that the services provided by UBS have been acceptable. The Board also considered the sub-advisory fee schedule, which contains breakpoints, and concluded that the sub-advisory fee was reasonable. With respect to profitability, the Board considered that the sub-advisory fee was negotiated at arm’s length between LIAC and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board also considered whether UBS receives any incidental benefits in connection with its relationship to the Fund and noted that UBS has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of UBS.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP UBS Global Asset Allocation Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP UBS Global Asset Allocation Fund–25

9. Fund Merger (continued)

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP UBS Global Asset Allocation Fund–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

9.	Fund Merger (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

2 The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP UBS Global Asset Allocation Fund–27

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds
Wilshire Conservative Profile Fund
Wilshire Moderate Profile Fund
Wilshire Moderately Aggressive Profile Fund
Wilshire Aggressive Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	4
Sector Allocations	6
Statements of Net Assets	7
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Other Fund Information	28
Officer/Trustee Information	31

LVIP Wilshire Profile Funds
2008 Annual Report Commentary

Managed by:

The LVIP Wilshire Conservative Profile Fund returned (18.44%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 60% Barclays Capital U.S. Aggregate Bond Index*, 35% Dow Jones Wilshire 5000 Index** and 5% MSCI EAFE Index***, returned (14.10%).

The LVIP Wilshire Moderate Profile Fund returned (26.62%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 45% Dow Jones Wilshire 5000 Index**, 40% Barclays Capital U.S. Aggregate Bond Index*, 10% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned (23.85%).

The LVIP Wilshire Moderately Aggressive Profile Fund returned (33.42%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 60% Dow Jones Wilshire 5000 Index**, 20% Barclays Capital U.S. Aggregate Bond Index*, 15% MSCI EAFE Index*** and 5% MSCI Emerging Markets Free Index****, returned (31.86%).

The LVIP Wilshire Aggressive Profile Fund returned (40.46%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 70% Dow Jones Wilshire 5000 Index**, 20% MSCI EAFE Index*** and 10% MSCI Emerging Markets Free Index****, returned (40.03%).

2008 proved to be one of the most difficult years in the history of financial markets. The global financial system experienced unprecedented events and major developed economies fell into recessions. Stocks reached levels of volatility that had not been witnessed since the 1930’s. As a result of the worldwide financial crisis, each of the four Profile Funds declined on an absolute basis. On a relative basis, the Profile Funds underperformed their custom blended benchmarks for the period.

The return patterns of the underlying investment strategies held by the Profile Funds was mixed for the year, however, performance was strengthened by the strong contributions of two international equity managers as these underlying funds substantially outperformed their benchmarks. The Profile Fund’s exposures to core fixed income significantly detracted from performance as both of the underlying core bond funds experienced substantial declines in the period.

On the domestic front, the tilt toward value stocks across all four Profile Funds positively impacted aggregate returns as this subset of the market outperformed its domestic growth counterpart. Furthermore, three of the domestic value managers in the underlying funds beat their benchmarks by wide margins.

The LVIP Wilshire Conservative Profile Fund’s return for 2008 underperformed its blended benchmark by 4.34%. The Fund’s exposure to international fixed income through the Franklin Templeton VIP Global Income Securities Fund provided a performance anchor during declining equity markets, as the fund managed to return over 6% for the year. Both domestic and international value managers edged their growth counterparts, led by LVIP MFS Value Fund and LVIP Mondrian International Value Fund. Although LVIP MFS Value Fund and LVIP Mondrian International Value Fund lost 32.29% and 36.65%, respectively, for the year, they both managed to beat their benchmarks by wide margins.

The LVIP Wilshire Moderate Profile Fund’s return for 2008 underperformed its blended benchmark by 2.77%. The Fund’s exposure to international fixed income, through the Franklin Templeton VIP Global Income Securities Fund, added some sources of positive return amid struggling equity markets, as the fund managed to return over 6% for the year. Both domestic and international value managers outperformed their growth counterparts, led by LVIP MFS Value Fund, LVIP Mondrian International Value Fund, and Delaware VIP Value Series. These three underlying strategies, which represent approximately 24% of the total Fund, each outperformed their benchmarks by substantial margins.

The LVIP Wilshire Moderately Aggressive Profile Fund’s return for 2008 underperformed its blended benchmark by 1.56%. The Fund’s exposure to international fixed income, through the Franklin Templeton VIP Global Income Securities Fund, served to temper volatility, as the fund managed to return over 6% for the year. Both domestic and international value managers outpaced their growth counterparts, led by LVIP MFS Value Fund, LVIP Mondrian International Value Fund, Delaware VIP Value Series, and Delaware VIP Small Cap Value Series. These four underlying value strategies, which represent approximately 36% of the total Fund, each outperformed their benchmarks by wide margins.

The LVIP Wilshire Aggressive Profile Fund’s return for 2008 underperformed its blended benchmark by 0.43%. Both domestic and international value managers outperformed their growth counterparts, led by LVIP MFS Value Fund, LVIP Mondrian International Value Fund, and Delaware VIP Value Series. These three underlying value strategies, which represent approximately 39% of the total Fund, each outperformed their benchmarks by substantial margins. In addition, the Fund benefited from an allocation to the Delaware VIP Emerging Markets Series, which outperformed its benchmark by approximately 1.6%.

Victor Zhang
Wilshire Associates

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2008 Annual Report Commentary (continued)

LVIP Wilshire Conservative Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Conservative Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $10,086 for the Service Class shares and to $10,179 for the Standard Class shares. For comparison, look at how the Lincoln Conservative Composite Index did from 5/3/05 through 12/31/08. The same $10,000 investment would have grown to $10,487. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−18.44%

Inception (5/3/05)	+0.49%

Service Class Shares

One Year	−18.65%

Inception (5/3/05)	+0.23%

LVIP Wilshire Moderate Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderate Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,672 for the Service Class shares and to $9,762 for the Standard Class shares. For comparison, look at how the Lincoln Moderate Composite Index did from 5/3/05 through 12/31/08. The same $10,000 investment would have decreased to $9,983. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−26.62%

Inception (5/3/05)	−0.66%

Service Class Shares

One Year	−26.81%

Inception (5/3/05)	−0.91%

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2008 Annual Report Commentary (continued)

LVIP Wilshire Moderately Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderately Aggressive Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,179 for the Service Class shares and to $9,264 for the Standard Class shares. For comparison, look at how the Lincoln Moderately Aggressive Composite Index did from 5/3/05 through 12/31/08. The same $10,000 investment would have decreased to $9,259. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−33.42%

Inception (5/3/05)	−2.07%

Service Class Shares

One Year	−33.58%

Inception (5/3/05)	−2.31%

LVIP Wilshire Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Aggressive Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2008, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,695 for the Service Class shares and $8,776 for the Standard Class shares. For comparison, look at how the Lincoln Aggressive Composite Index did from 5/3/05 through 12/31/08. The same $10,000 investment would have decreased to 8,726. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One Year	−40.46%

Inception (5/3/05)	−3.50%

Service Class Shares

One Year	−40.62%

Inception (5/3/05)	−3.74%

*	The Barclays Capital U.S. Aggregate Bond Index is composed from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

**	The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

***	The MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

****	The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire Conservative Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$851.70	0.25%	$1.16
Service Class Shares	1,000.00	850.50	0.50%	2.33

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire Moderate Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$785.20	0.25%	$1.12
Service Class Shares	1,000.00	784.30	0.50%	2.24

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire Moderately Aggressive Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$732.10	0.25%	$1.09
Service Class Shares	1,000.00	731.20	0.50%	2.18

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Funds
Disclosure of Fund Expenses (continued)

LVIP Wilshire Aggressive Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period*
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$671.50	0.25%	$1.05
Service Class Shares	1,000.00	670.60	0.50%	2.10

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–5

LVIP Wilshire Profile Fund

Sector Allocations
As of December 31, 2008

LVIP Wilshire Conservative Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.10%

Equity Funds	27.36%
Fixed Income Funds	55.26%
International Equity Funds	12.48%

Unaffiliated Investment Companies	5.05%

Commodity Fund	0.94%
International Fixed Income Fund	4.11%

Total Value of Securities	100.15%

Liabilities Net of Receivables and Other Assets	(0.15%)

Total Net Assets	100.00%

LVIP Wilshire Moderate Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.93%

Equity Funds	39.31%
Fixed Income Funds	36.02%
International Equity Funds	20.60%

Unaffiliated Investment Companies	3.97%

Commodity Fund	0.93%
International Fixed Income Fund	3.04%

Total Value of Securities	99.90%

Receivables and Other Assets Net of Liabilities	0.10%

Total Net Assets	100.00%

LVIP Wilshire Moderately Aggressive Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	94.38%

Equity Funds	50.13%
Fixed Income Funds	15.52%
International Equity Funds	28.73%

Unaffiliated Investment Companies	5.88%

Commodity Fund	1.85%
International Fixed Income Fund	4.03%

Total Value of Securities	100.26%

Liabilities Net of Receivables and Other Assets	(0.26%)

Total Net Assets	100.00%

LVIP Wilshire Aggressive Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	98.92%

Equity Funds	61.07%
International Equity Funds	37.85%

Unaffiliated Investment Company	1.84%

Total Value of Securities	100.76%

Liabilities Net of Receivables and Other Assets	(0.76%)

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–6

LVIP Wilshire Conservative Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–95.10%
	Equity Funds–27.36%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	145,019	$2,703,163
	Delaware VIP U.S. Growth Series	2,602,463	13,038,341
	Delaware VIP Value Series	1,046,479	13,426,320
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	155,888	2,710,268
	LVIP MFS Value Fund	1,365,929	23,655,161
	LVIP T. Rowe Price Growth Stock Fund	1,483,022	15,740,796

			71,274,049

	Fixed Income Funds–55.26%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	1,893,370	18,081,687
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	8,903,294	82,355,468
	Delaware VIP High Yield Series	1,252,085	5,183,631
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	3,283,553	38,345,331

			143,966,117

	International Equity Funds–12.48%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	606,626	2,783,807
	LVIP Marsico International Growth Fund	1,342,333	11,091,698
*	Lincoln Variable Insurance Products Trust – (continued)
	LVIP Mondrian International Value Fund	996,236	13,292,773
	LVIP Templeton Growth Fund	276,525	5,351,584

			32,519,862

	Total Affiliated Investment Companies (Cost $290,017,872)		247,760,028

	UNAFFILIATED INVESTMENT COMPANIES–5.05%
	Commodity Fund–0.94%
**	PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	384,328	2,455,857

			2,455,857

	International Fixed Income Fund–4.11%
**	Franklin Templeton Variable Insurance Products Trust– Global Income Securities Fund	614,646	10,707,126

			10,707,126

	Total Unaffiliated Investment Companies (Cost $13,463,616)		13,162,983

TOTAL VALUE OF SECURITIES–100.15% (Cost $303,481,488)	260,923,011

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(390,988)

NET ASSETS APPLICABLE TO 27,500,197 SHARES OUTSTANDING–100.00%	$260,532,023

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND STANDARD CLASS ($49,661,505 / 5,243,114 Shares)	$9.472

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND SERVICE CLASS ($210,870,518 / 22,257,083 Shares)	$9.474

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$309,448,399
Undistributed net investment income	5,863,755
Accumulated net realized loss on investments	(12,221,654)
Net unrealized depreciation of investments	(42,558,477)

Total net assets	$260,532,023

*	Standard Class shares.

**	Institutional Class shares.

See accompanying notes

LVIP Wilshire Profile Funds–7

LVIP Wilshire Moderate Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–95.93%
	Equity Funds–39.31%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	897,456	$16,728,573
	Delaware VIP U.S. Growth Series	9,655,627	48,374,689
	Delaware VIP Value Series	3,883,528	49,825,663
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	482,295	8,385,178
	LVIP Capital Growth Fund	1,533,343	24,562,615
	LVIP MFS Value Fund	5,167,069	89,483,302
	LVIP Mid-Cap Value Fund	3,349,913	27,094,096
	LVIP T. Rowe Price Growth Stock Fund	4,590,063	48,718,924
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,094,329	8,413,204

			321,586,244

	Fixed Income Funds–36.02%
**	Delaware Group Government Funds–
	Inflation Protected Bond Fund	4,185,088	39,967,588
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	18,963,004	175,407,787
	Delaware VIP High Yield Series	3,876,091	16,047,017
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	5,415,415	63,241,217

			294,663,609

	International Equity Funds–20.60%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	2,273,356	25,643,454
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	3,804,323	17,458,040
*	Lincoln Variable Insurance Products Trust – (continued)
	LVIP Marsico International Growth Fund	6,208,678	51,302,309
	LVIP Mondrian International Value Fund	4,313,806	57,559,108
	LVIP Templeton Growth Fund	855,567	16,557,793

			168,520,704

	Total Affiliated Investment Companies (Cost $1,000,609,571)		784,770,557
	UNAFFILIATED INVESTMENT COMPANIES–3.97%
	Commodity Fund–0.93%
**	PIMCO Variable Insurance Products Trust–
	PIMCO CommodityRealReturn Strategy Portfolio	1,189,500	7,600,902

			7,600,902

	International Fixed Income Fund–3.04%
**	Franklin Templeton Variable Insurance Products Trust–
	Global Income Securities Fund	1,429,724	24,905,794

			24,905,794

	Total Unaffiliated Investment Companies (Cost $33,819,429)		32,506,696

TOTAL VALUE OF SECURITIES–99.90% (Cost $1,034,429,000)	817,277,253

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	789,417

NET ASSETS APPLICABLE TO 90,157,343 SHARES OUTSTANDING–100.00%	$818,066,670

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND STANDARD CLASS ($118,273,956 / 13,038,938 Shares)	$9.071

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND SERVICE CLASS ($699,792,714 / 77,118,405 Shares)	$9.074

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$1,055,593,342
Undistributed net investment income	22,959,807
Accumulated net realized loss on investments	(43,334,732)
Net unrealized depreciation of investments	(217,151,747)

Total net assets	$818,066,670

*	Standard Class shares.

**	Institutional Class shares.

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–8

LVIP Wilshire Moderately Aggressive Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–94.38%
	Equity Funds–50.13%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	602,487	$11,230,358
	Delaware VIP U.S. Growth Series	8,521,417	42,692,297
	Delaware VIP Value Series	3,435,198	44,073,588
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	646,190	11,234,661
	LVIP Capital Growth Fund	1,352,883	21,671,839
	LVIP MFS Value Fund	4,661,267	80,723,829
	LVIP Mid-Cap Value Fund	1,487,215	12,028,596
	LVIP T. Rowe Price Growth Stock Fund	3,543,046	37,605,889
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,447,025	11,124,728

			272,385,785

	Fixed Income Funds–15.52%
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	4,558,684	42,167,826
	Delaware VIP High Yield Series	2,562,184	10,607,442
*	Lincoln Variable Insurance Products Trust–
	LVIP Delaware Bond Fund	2,704,158	31,579,155

			84,354,423

	International Equity Funds–28.73%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	2,006,816	22,636,884
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	2,520,110	11,564,784
	LVIP Marsico International Growth Fund	6,187,549	51,127,715
	LVIP Mondrian International Value Fund	4,483,841	59,827,885
	LVIP Templeton Growth Fund	565,627	10,946,572

			156,103,840

	Total Affiliated Investment Companies (Cost $715,707,395)		512,844,048
	UNAFFILIATED INVESTMENT COMPANIES–5.88%
	Commodity Fund–1.85%
**	PIMCO Variable Insurance Products Trust–
	PIMCO CommodityRealReturn Strategy Portfolio	1,572,512	10,048,351

			10,048,351

	International Fixed Income Fund–4.03%
**	Franklin Templeton Variable Insurance Products Trust–
	Global Income Securities Fund	1,256,990	21,896,769

			21,896,769

	Total Unaffiliated Investment Companies (Cost $33,983,952)		31,945,120

TOTAL VALUE OF SECURITIES–100.26% (Cost $749,691,347)	544,789,168

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.26%)	(1,430,713)

NET ASSETS APPLICABLE TO 62,905,272 SHARES OUTSTANDING–100.00%	$543,358,455

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND STANDARD CLASS ($107,072,224 / 12,401,069 Shares)	$8.634

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND SERVICE CLASS ($436,286,231 / 50,504,203 Shares)	$8.639

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$761,070,029
Undistributed net investment income	19,478,262
Accumulated net realized loss on investments	(32,287,657)
Net unrealized depreciation of investments	(204,902,179)

Total net assets	$543,358,455

*	Standard Class shares.

**	Institutional Class shares.

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–9

LVIP Wilshire Aggressive Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–98.92%
	Equity Funds–61.07%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	133,093	$2,480,858
	Delaware VIP U.S. Growth Series	2,587,143	12,961,588
	Delaware VIP Value Series	948,417	12,168,186
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	212,995	3,703,124
	LVIP Capital Growth Fund	298,554	4,782,536
	LVIP MFS Value Fund	1,097,551	19,007,388
	LVIP Mid-Cap Value Fund	325,068	2,629,152
	LVIP T. Rowe Price Growth Stock Fund	1,005,375	10,671,048
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	318,947	2,452,065
	LVIP Value Opportunities Fund	369,512	2,520,071

			73,376,016

	International Equity Funds–37.85%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	774,049	8,731,270
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	556,515	2,553,846
*
Lincoln Variable Insurance Products Trust– (continued)
	LVIP Marsico International Growth Fund	1,666,059	13,766,649
	LVIP Mondrian International Value Fund	1,258,908	16,797,604
	LVIP Templeton Growth Fund	187,024	3,619,471

			45,468,840

	Total Affiliated Investment Companies (Cost $174,692,959)		118,844,856
	UNAFFILIATED INVESTMENT COMPANY–1.84%
	Commodity Fund–1.84%
**	PIMCO Variable Insurance Products Trust–
	PIMCO CommodityRealReturn Strategy Portfolio	346,805	2,216,082

	Total Unaffiliated Investment Company (Cost $2,757,351)		2,216,082

TOTAL VALUE OF SECURITIES–100.76% (Cost $177,450,310)	121,060,938

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.76%)	(914,319)

NET ASSETS APPLICABLE TO 14,596,157 SHARES OUTSTANDING–100.00%	$120,146,619

NET ASSET VALUE–LVIP WILSHIRE AGGRESSIVE PROFILE FUND STANDARD CLASS ($41,069,830 / 4,991,742 Shares)	$8.228

NET ASSET VALUE–LVIP WILSHIRE AGGRESSIVE PROFILE FUND SERVICE CLASS ($79,076,789 / 9,604,415 Shares)	$8.233

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization-no par)	$182,516,797
Undistributed net investment income	5,548,123
Accumulated net realized loss on investments	(11,528,929)
Net unrealized depreciation of investments	(56,389,372)

Total net assets	$120,146,619

*	Standard Class shares.

**	Institutional Class shares.

†	Non income producing security.

See accompanying notes

LVIP Wilshire Profile Funds–10

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2008

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile	Profile	Profile	Profile
	Fund	Fund	Fund	Fund

ASSETS:
Investments in affiliated investment companies, at value	$247,760,028	$784,770,557	$512,844,048	$118,844,856
Investments in unaffiliated investment companies, at value	13,162,983	32,506,696	31,945,120	2,216,082
Receivables for securities sold	—	—	—	42,537
Cash	110,318	517,193	1,023,357	—
Receivables for fund shares sold	137,895	1,369,708	168,931	76,110

TOTAL ASSETS	261,171,224	819,164,154	545,981,456	121,179,585

LIABILITIES:
Cash overdraft	—	—	—	42,537
Payables for securities purchased	110,318	517,193	1,023,357	—
Payables for fund shares redeemed	434,137	295,865	1,412,977	945,426
Due to manager and affiliates	76,391	275,764	173,370	25,170
Other accrued expenses	18,355	8,662	13,297	19,833

TOTAL LIABILITIES	639,201	1,097,484	2,623,001	1,032,966

TOTAL NET ASSETS	$260,532,023	$818,066,670	$543,358,455	$120,146,619

Investments in affiliated investment companies, at cost	$290,017,872	$1,000,609,571	$715,707,395	$174,692,959
Investments in unaffiliated investment companies, at cost	$13,463,616	$33,819,429	$33,983,952	$2,757,351

See accompanying notes

LVIP Wilshire Profile Funds–11

LVIP Wilshire Profile Funds
Statements of Operations
Year Ended December 31, 2008

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile	Profile	Profile	Profile
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$8,885,607	$25,509,920	$12,754,940	$2,338,328
Dividends from unaffiliated investment companies	449,762	1,223,908	1,193,855	44,843

	9,335,369	26,733,828	13,948,795	2,383,171

EXPENSES:
Management fees	627,056	2,150,586	1,516,209	365,132
Distribution expenses-Service Class	503,433	1,853,823	1,239,154	252,762
Accounting and administration expenses	67,777	115,978	96,347	60,012
Reports and statements to shareholders	24,183	46,990	38,574	18,813
Professional fees	19,967	25,580	23,884	19,155
Custodian fees	6,955	17,011	13,420	7,257
Trustees’ fees	5,142	18,685	13,577	3,461
Other	7,147	20,407	15,768	6,257

	1,261,660	4,249,060	2,956,933	732,849
Less expenses waived/reimbursed	(131,093)	(244,650)	(201,569)	(114,894)
Less expense paid indirectly	(78)	—	—	(61)

Total operating expenses	1,130,489	4,004,410	2,755,364	617,894

NET INVESTMENT INCOME	8,204,880	22,729,418	11,193,431	1,765,277

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	4,492,442	23,832,091	23,729,832	8,397,391
Net realized gain distributions from unaffiliated investment companies	1,536,502	6,386,533	4,903,821	1,390,626
Net realized loss from sale of investments in affiliated investment companies	(10,924,995)	(34,439,824)	(28,463,761)	(10,312,154)
Net realized loss from sale of investments in unaffiliated investment companies	(3,710,252)	(23,235,405)	(12,977,764)	(3,968,162)

Net realized loss on investments	(8,606,303)	(27,456,605)	(12,807,872)	(4,492,299)
Net change in unrealized appreciation/depreciation of investments	(52,968,334)	(268,637,633)	(248,155,544)	(71,126,146)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(61,574,637)	(296,094,238)	(260,963,416)	(75,618,445)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,369,757)	$(273,364,820)	$(249,769,985)	$(73,853,168)

See accompanying notes

LVIP Wilshire Profile Funds–12

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

					LVIP
	LVIP		LVIP		Wilshire		LVIP
	Wilshire		Wilshire		Moderately		Wilshire
	Conservative		Moderate		Aggressive		Aggressive
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,204,880	$2,932,308	$22,729,418	$9,387,242	$11,193,431	$5,454,304	$1,765,277	$679,608
Net realized gain (loss) on investments	(8,606,303)	2,062,254	(27,456,605)	20,064,634	(12,807,872)	11,794,822	(4,492,299)	3,492,620
Net change in unrealized appreciation/depreciation of investments	(52,968,334)	4,578,248	(268,637,633)	19,091,410	(248,155,544)	18,685,968	(71,126,146)	6,403,704

Net increase (decrease) in net assets resulting from operations	(53,369,757)	9,572,810	(273,364,820)	48,543,286	(249,769,985)	35,935,094	(73,853,168)	10,575,932

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,116,097)	(604,380)	(2,724,267)	(1,138,459)	(1,362,308)	(1,304,245)	(307,867)	(309,325)
Service Class	(4,120,689)	(2,224,984)	(13,948,211)	(6,868,434)	(4,116,306)	(5,930,004)	(306,259)	(675,646)
Net realized gain on investments:
Standard Class	(517,021)	(110,762)	(2,794,993)	(320,428)	(2,318,748)	(779,506)	(1,307,637)	(402,238)
Service Class	(2,113,612)	(487,586)	(17,209,384)	(2,652,113)	(10,424,022)	(4,480,338)	(2,731,663)	(1,277,769)

	(7,867,419)	(3,427,712)	(36,676,855)	(10,979,434)	(18,221,384)	(12,494,093)	(4,653,426)	(2,664,978)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	44,064,871	34,694,992	93,054,607	77,419,725	75,431,413	64,034,630	32,082,742	28,951,607
Service Class	166,330,682	112,660,263	385,874,045	353,264,752	252,278,309	261,681,757	40,286,049	77,149,790
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,633,118	715,142	5,519,260	1,458,887	3,681,056	2,083,751	1,615,503	711,563
Service Class	6,234,301	2,712,570	31,157,594	9,520,547	14,540,328	10,410,342	3,037,922	1,953,415

	218,262,972	150,782,967	515,605,506	441,663,911	345,931,106	338,210,480	77,022,216	108,766,375

Cost of shares repurchased:
Standard Class	(20,720,608)	(10,019,824)	(43,261,696)	(16,070,070)	(20,682,864)	(8,471,094)	(9,065,829)	(5,421,548)
Service Class	(74,051,704)	(41,031,573)	(139,419,266)	(101,892,144)	(112,189,096)	(54,523,569)	(31,354,012)	(26,631,987)

	(94,772,312)	(51,051,397)	(182,680,962)	(117,962,214)	(132,871,960)	(62,994,663)	(40,419,841)	(32,053,535)

Increase in net assets derived from capital share transactions	123,490,660	99,731,570	332,924,544	323,701,697	213,059,146	275,215,817	36,602,375	76,712,840

NET INCREASE (DECREASE) IN NET ASSETS	62,253,484	105,876,668	22,882,869	361,265,549	(54,932,223)	298,656,818	(41,904,219)	84,623,794
NET ASSETS:
Beginning of year	198,278,539	92,401,871	795,183,801	433,918,252	598,290,678	299,633,860	162,050,838	77,427,044

End of year	$260,532,023	$198,278,539	$818,066,670	$795,183,801	$543,358,455	$598,290,678	$120,146,619	$162,050,838

Undistributed net investment income	$5,863,755	$315,106	$22,959,807	$3,305,942	$19,478,262	$958,569	$5,548,123	$280,830

See accompanying notes

LVIP Wilshire Profile Funds–13

LVIP Wilshire Conservative Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Standard Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$12.006	$11.392	$10.591	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.379	0.276	0.187	0.131
Net realized and unrealized gain (loss) on investments	(2.581)	0.605	0.797	0.460

Total from investment operations	(2.202)	0.881	0.984	0.591

Less dividends and distributions from:
Net investment income	(0.224)	(0.219)	(0.178)	—
Net realized gain on investments	(0.108)	(0.048)	(0.005)	—

Total dividends and distributions	(0.332)	(0.267)	(0.183)	—

Net asset value, end of period	$9.472	$12.006	$11.392	$10.591

Total return[3]	(18.44% )	7.77%	9.34%	5.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,661	$36,768	$10,474	$2,440
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.30%	0.33%	0.54%	1.53%
Ratio of net investment income to average net assets	3.47%	2.32%	1.72%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.42%	2.24%	1.48%	0.64%
Portfolio turnover	27%	44%	28%	20%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–14

LVIP Wilshire Conservative Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Service Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$12.000	$11.387	$10.574	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.352	0.246	0.160	0.113
Net realized and unrealized gain (loss) on investments	(2.578)	0.604	0.795	0.461

Total from investment operations	(2.226)	0.850	0.955	0.574

Less dividends and distributions from:
Net investment income	(0.192)	(0.189)	(0.137)	—
Net realized gain on investments	(0.108)	(0.048)	(0.005)	—

Total dividends and distributions	(0.300)	(0.237)	(0.142)	—

Net asset value, end of period	$9.474	$12.000	$11.387	$10.574

Total return[3]	(18.65% )	7.51%	9.07%	5.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,871	$161,511	$81,928	$31,646
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.55%	0.58%	0.79%	1.78%
Ratio of net investment income to average net assets	3.22%	2.07%	1.47%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.17%	1.99%	1.23%	0.39%
Portfolio turnover	27%	44%	28%	20%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–15

LVIP Wilshire Moderate Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund
	Standard Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$12.926	$12.047	$10.866	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.320	0.226	0.132	0.082
Net realized and unrealized gain (loss) on investments	(3.708)	0.885	1.171	0.784

Total from investment operations	(3.388)	1.111	1.303	0.866

Less dividends and distributions from:
Net investment income	(0.222)	(0.173)	(0.121)	—
Net realized gain on investments	(0.245)	(0.059)	(0.001)	—

Total dividends and distributions	(0.467)	(0.232)	(0.122)	—

Net asset value, end of period	$9.071	$12.926	$12.047	$10.866

Total return[3]	(26.62% )	9.27%	12.04%	8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$118,274	$106,381	$39,500	$12,391
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.29%	0.32%	0.60%
Ratio of net investment income to average net assets	2.86%	1.78%	1.16%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.83%	1.74%	1.14%	0.86%
Portfolio turnover	21%	48%	19%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–16

LVIP Wilshire Moderate Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund
	Service Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$12.919	$12.041	$10.847	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.292	0.194	0.103	0.064
Net realized and unrealized gain (loss) on investments	(3.702)	0.884	1.171	0.783

Total from investment operations	(3.410)	1.078	1.274	0.847

Less dividends and distributions from:
Net investment income	(0.190)	(0.141)	(0.079)	—
Net realized gain on investments	(0.245)	(0.059)	(0.001)	—

Total dividends and distributions	(0.435)	(0.200)	(0.080)	—

Net asset value, end of period	$9.074	$12.919	$12.041	$10.847

Total return[3]	(26.81% )	9.00%	11.77%	8.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$699,793	$688,803	$394,418	$109,009
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.54%	0.57%	0.85%
Ratio of net investment income to average net assets	2.61%	1.53%	0.91%	0.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.58%	1.49%	0.89%	0.61%
Portfolio turnover	21%	48%	19%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–17

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately
	Aggressive Profile Fund Standard Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$13.386	$12.528	$11.100	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.229	0.190	0.137	0.136
Net realized and unrealized gain (loss) on investments	(4.644)	1.026	1.427	0.964

Total from investment operations	(4.415)	1.216	1.564	1.100

Less dividends and distributions from:
Net investment income	(0.117)	(0.212)	(0.135)	—
Net realized gain on investments	(0.220)	(0.146)	(0.001)	—

Total dividends and distributions	(0.337)	(0.358)	(0.136)	—

Net asset value, end of period	$8.634	$13.386	$12.528	$11.100

Total return[3]	(33.42% )	9.81%	14.14%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$107,072	$97,486	$36,657	$11,426
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.29%	0.36%	0.79%
Ratio of net investment income to average net assets	2.05%	1.44%	1.16%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.02%	1.40%	1.10%	1.39%
Portfolio turnover	21%	48%	27%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–18

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately
	Aggressive Profile Fund Service Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$13.377	$12.520	$11.081	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.201	0.157	0.107	0.118
Net realized and unrealized gain (loss) on investments	(4.635)	1.026	1.424	0.963

Total from investment operations	(4.434)	1.183	1.531	1.081

Less dividends and distributions from:
Net investment income	(0.084)	(0.180)	(0.091)	—
Net realized gain on investments	(0.220)	(0.146)	(0.001)	—

Total dividends and distributions	(0.304)	(0.326)	(0.092)	—

Net asset value, end of period	$8.639	$13.377	$12.520	$11.081

Total return[3]	(33.58% )	9.54%	13.85%	10.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$436,286	$500,805	$262,977	$65,456
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.54%	0.61%	1.04%
Ratio of net investment income to average net assets	1.80%	1.19%	0.91%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.77%	1.15%	0.85%	1.14%
Portfolio turnover	21%	48%	27%	10%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–19

LVIP Wilshire Aggressive Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Aggressive Profile Fund
	Standard Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$14.281	$13.153	$11.392	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.158	0.106	0.069	0.055
Net realized and unrealized gain (loss) on investments	(5.831)	1.329	1.809	1.337

Total from investment operations	(5.673)	1.435	1.878	1.392

Less dividends and distributions from:
Net investment income	(0.068)	(0.124)	(0.116)	—
Net realized gain on investments	(0.312)	(0.183)	(0.001)	—

Total dividends and distributions	(0.380)	(0.307)	(0.117)	—

Net asset value, end of period	$8.228	$14.281	$13.153	$11.392

Total return[3]	(40.46% )	11.02%	16.54%	13.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,070	$41,110	$15,102	$4,280
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.33%	0.34%	0.61%	1.91%
Ratio of net investment income to average net assets	1.38%	0.75%	0.57%	0.75%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.30%	0.66%	0.26%	(0.86% )
Portfolio turnover	25%	56%	40%	15%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–20

LVIP Wilshire Aggressive Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Aggressive Profile Fund
	Service Class
				5/3/05[1]
	Year Ended			to
	12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$14.271	$13.144	$11.372	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.129	0.071	0.039	0.036
Net realized and unrealized gain (loss) on investments	(5.821)	1.329	1.805	1.336

Total from investment operations	(5.692)	1.400	1.844	1.372

Less dividends and distributions from:
Net investment income	(0.034)	(0.090)	(0.071)	—
Net realized gain on investments	(0.312)	(0.183)	(0.001)	—

Total dividends and distributions	(0.346)	(0.273)	(0.072)	—

Net asset value, end of period	$8.233	$14.271	$13.144	$11.372

Total return[3]	(40.62% )	10.74%	16.25%	13.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,077	$120,941	$62,325	$18,782
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.58%	0.59%	0.86%	2.16%
Ratio of net investment income to average net assets	1.13%	0.50%	0.32%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.05%	0.41%	0.01%	(1.11% )
Portfolio turnover	25%	56%	40%	15%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–21

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund and LVIP Wilshire Aggressive Profile Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products. The Funds will invest in other open-end investment companies (mutual funds) that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of LVIP Wilshire Conservative Profile Fund is a balance between a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Wilshire Moderate Profile Fund is a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Wilshire Moderately Aggressive Profile Fund is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of LVIP Wilshire Aggressive Profile Fund is long-term growth of capital. Current income is not a consideration.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes–No provision for federal income taxes has been made as the Funds intend to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. Effective January 1, 2009, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement is in effect through April 30, 2010 and will renew automatically for one year terms unless the advisor provides written notice of termination to the Funds.

LIAC had contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund Fees and Expenses and distribution fees) exceed 0.25% of average daily net assets. Effective January 1, 2009, LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund Fees and Expenses and distribution fees) exceed 0.20% of average daily net assets. This agreement is in effect through April 30, 2010, and will renew automatically for one year terms unless LIAC provides written notice of termination to the Funds.

LVIP Wilshire Profile Funds–22

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Wilshire Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% for the first $500 million of the Profile Funds’ average daily net assets; 0.06% over $500 million but less than $1 billion, 0.05% over $1 billion but less than $3 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon an annual fee of $47,000.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31 2008, fees for administrative and support services amounted as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Administration Fees	$14,254	$49,553	$35,198	$8,584
Support Fees	5,522	18,424	13,148	3,428

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIAC, Franklin Templeton and PIMCO serve as the investment managers for the Underlying Funds.

At December 31, 2008, the Funds had liabilities payable to affiliates as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Management Fees Payable to LIAC	$33,280	$134,268	$85,098	$9,084
Fees Payable to DSC	83	83	83	83
Distribution Fees Payable to LFD	43,028	141,413	88,189	16,003

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the year ended December 31, 2008, each Fund made purchases and sales of investment securities other than short-term investments as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Purchases	$197,851,425	$530,175,795	$356,956,338	$81,116,365
Sales	68,128,353	183,381,710	127,064,648	36,234,369

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

At December 31, 2008, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$311,415,520	$1,053,112,804	$771,877,007	$185,761,105

Aggregate unrealized appreciation	$1,367,823	$4,638,065	$2,055,378	$466,055
Aggregate unrealized depreciation	(51,860,332)	(240,473,616)	(229,143,217)	(65,166,222)

Net unrealized depreciation	$(50,492,509)	$(235,835,551)	$(227,087,839)	$(64,700,167)

Effective January 1, 2008, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Funds’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund
	Securities	Securities	Securities	Securities

Level 1	$260,923,011	$817,277,253	$544,789,168	$121,060,938
Level 2	—	—	—	—
Level 3	—	—	—	—

Total	$260,923,011	$817,277,253	$544,789,168	$121,060,938

There were no Level 3 securities at beginning or end of the year.

LVIP Wilshire Profile Funds–24

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2008:
Ordinary income	$6,158,342	$24,243,139	$9,505,143	$1,611,843
Long-term capital gain	1,709,077	12,433,716	8,716,241	3,041,583

Total	$7,867,419	$36,676,855	$18,221,384	$4,653,426

Year Ended December 31, 2007:
Ordinary income	$3,238,754	$9,789,995	$8,889,664	$1,448,857
Long-term capital gain	188,958	1,189,439	3,604,429	1,216,121

Total	$3,427,712	$10,979,434	$12,494,093	$2,664,978

In addition, each Fund below declared an ordinary income consent dividend for the year ended December 31, 2007. Such amount has been deemed paid and contributed to each Fund as additional paid-in capital. The amounts are as follows:

LVIP
LVIP	Wilshire	LVIP
Wilshire	Moderately	Wilshire
Conservative	Aggressive	Aggressive
Profile Fund	Profile Fund	Profile Fund

$61,104	$174,833	$154,457

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$309,448,399	$1,055,593,342	$761,070,029	$182,516,797
Undistributed ordinary income	5,863,755	23,460,768	19,478,262	5,548,123
Undistributed long-term capital gain	2,725,982	16,542,542	15,076,246	4,748,371
Post-October losses	(7,013,604)	(41,694,431)	(25,178,243)	(7,966,505)
Unrealized depreciation of investments	(50,492,509)	(235,835,551)	(227,087,839)	(64,700,167)

Net assets	$260,532,023	$818,066,670	$543,358,455	$120,146,619

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

LVIP Wilshire Profile Funds–25

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, consent dividends and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year December 31, 2008, the Funds recorded the following reclassifications:

			LVIP
	LVIP	LVIP	Wilshire	LVIP
	Wilshire	Wilshire	Moderately	Wilshire
	Conservative	Moderate	Aggressive	Aggressive
	Profile Fund	Profile Fund	Profile Fund	Profile Fund
Undistributed Net Investment Income	$2,580,555	$13,596,925	$12,804,876	$4,116,142
Accumulated Net Realized Loss	(2,641,659)	(13,596,925)	(12,979,709)	(4,270,599)
Paid-in Capital	61,104	—	174,833	154,457

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP		LVIP
	Wilshire		Wilshire		Wilshire		Wilshire
	Conservative		Moderate		Moderately		Aggressive
	Profile Fund		Profile Fund		Aggressive Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Shares sold:
Standard Class	3,955,417	2,928,875	8,098,149	6,091,690	6,663,133	4,840,284	2,804,363	2,067,430
Service Class	15,099,271	9,489,563	33,625,754	27,904,621	21,944,321	19,794,487	3,511,755	5,486,933
Shares issued upon reinvestment of dividends and distributions:
Standard Class	165,734	60,402	537,094	115,110	353,497	159,926	142,335	51,734
Service Class	631,139	229,288	2,995,490	752,715	1,356,800	801,091	257,163	142,626

	19,851,561	12,708,128	45,256,487	34,864,136	30,317,751	25,595,788	6,715,616	7,748,723

Shares repurchased:
Standard Class	(1,940,433)	(846,308)	(3,825,972)	(1,255,909)	(1,898,196)	(643,622)	(833,552)	(388,765)
Service Class	(6,932,771)	(3,454,497)	(12,821,611)	(8,095,465)	(10,234,526)	(4,162,325)	(2,639,270)	(1,896,321)

	(8,873,204)	(4,300,805)	(16,647,583)	(9,351,374)	(12,132,722)	(4,805,947)	(3,472,822)	(2,285,086)

Net increase	10,978,357	8,407,323	28,608,904	25,512,762	18,185,029	20,789,841	3,242,794	5,463,637

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

LVIP Wilshire Profile Funds–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust—Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, and LVIP Wilshire Aggressive Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period May 3, 2005 (commencement of operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Wilshire Profile Funds–27

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire Conservative Profile Fund	21.72%	78.28%	100.00%	8.28%
LVIP Wilshire Moderate Profile Fund	33.90%	66.10%	100.00%	11.04%
LVIP Wilshire Moderate Aggressive Profile Fund	47.84%	52.16%	100.00%	14.09%
LVIP Wilshire Aggressive Profile Fund	66.79%	33.21%	100.00%	25.66%

(A)	and (B) are based on a percentage of each Fund’s total distributions.

(C)	is based on percentage of each Fund’s ordinary income.

[1]	Qualifiying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Advisory Agreement and Sub-Advisory Agreement (to be effective September 1, 2008)

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each, a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

LVIP Wilshire Profile Funds–28

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (Wilshire) on behalf of the Profile Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Profile Funds. The Board also considered the presentation to the Board by Wilshire at the August 2008 Board meeting. The Board reviewed the Aggressive Profile Fund’s investment performance and compared it to the average of its Lipper peer group and a securities market index, noted that the Fund’s one-year and three-year performance were above the average of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Board reviewed the Conservative Profile Fund’s investment performance and compared it to the average of its Lipper peer group and a securities market index and noted that the Fund’s one-year and three-year performance were above the average of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Board reviewed the Moderate Profile Fund’s investment performance and compared it to the average of its Lipper peer group and a securities market index and noted that the Fund’s one-year and three-year performance were above the average of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Board reviewed the Moderately Aggressive Profile Fund’s investment performance and compared it to the average of its Lipper peer group and a securities market index and noted that the Fund’s one-year and three-year performance were above the average of its peer group and concluded that the overall investment performance of the Fund has been satisfactory. The Board concluded that the overall services provided by Wilshire have been satisfactory. The Board considered the sub-advisory fee schedules, which contain breakpoints, and considered Wilshire’s representation that the fee schedules were competitive and consistent with those Wilshire charged other organizations with similar business models, that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire and concluded that the sub-advisory fees were reasonable. In terms of economies of scale, the Board considered that the fee schedule contains breakpoints and considered Wilshire’s statement that there are no significant economies of scale with the addition of the four Wilshire Target Maturity Profile Funds (newer profile funds). With respect to profitability, the Board considered that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that it was eager to expand its relationship with Lincoln Life.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund and LVIP Wilshire Aggressive Profile Fund (collectively, the Funds) continues to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Funds. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

Approval of Advisory Agreement and Sub-Advisory Agreement

On December 8 and 9, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the Trust), met to consider the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements for LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund and LVIP Wilshire Aggressive Profile Fund (collectively, the Funds) with Wilshire Associates Incorporated (collectively, the Advisory Agreements) through September 30, 2009.

In preparation for the December Board meeting, Fund Management provided the Board with updated information from LIAC and the sub-advisor. In addition, LIAC and the sub-advisor provided updated certifications regarding their respective written compliance policies and procedures. The Independent Trustees reported that they had met in executive session with their independent legal counsel and had reviewed the updated information provided and considered the extensive information requested and reviewed for the contract renewal evaluation conducted in connection with the Board of Trustees’ August 18 and 19, 2008 meeting. The Independent Trustees concluded that factors considered and conclusions reached at the August 2008 Board meeting in recommending the renewal of the investment management and sub-advisory agreements also applied to the contracts they were being asked to renew through September 30, 2009. Based upon their review, the Independent Trustees concluded that it was in the best interest of the Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of each agreement effective through September 30, 2009. The Board adopted the considerations and conclusions of the Independent Trustees.

Given the turbulent financial markets between the August and December meetings, the Board requested and was provided with performance information for the Funds through November 30, 2008 compared to the performance of the average of the Lipper peer group of funds. For the Wilshire Conservative Profile Fund, the Board noted that for the one and three year periods through November 30, 2008, the Fund had negative absolute performance but had outperformed the average of the Lipper peer group and concluded that performance was satisfactory. For the Wilshire Moderate Profile Fund, the Board noted that for the one and three year periods through November 30, 2008, the Fund had negative absolute performance in line with the negative returns of the average of the Lipper peer group and concluded that performance was satisfactory. For the Wilshire Moderately Aggressive Profile Fund, the Board noted that for the one and three year periods through November 30, 2008, the Fund had negative absolute performance but had outperformed the average of the Lipper peer group and concluded that performance was satisfactory. For the Wilshire Aggressive Profile Fund, the Board noted that for the one and three year periods through November 30, 2008, the Fund had negative absolute performance in line with the negative returns of the average of the Lipper peer group and concluded that performance was satisfactory.

LVIP Wilshire Profile Funds–29

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund and LVIP Wilshire Aggressive Profile Fund (collectively, the Funds) continue to be fair and reasonable, and that the continuation of the agreements is in the best interests of the Funds. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Wilshire Profile Funds–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Wilshire Profile Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–32

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds
Wilshire 2010 Profile Fund
Wilshire 2020 Profile Fund
Wilshire 2030 Profile Fund
Wilshire 2040 Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2008

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	4
Sector Allocations	6
Statements of Net Assets	7
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	22
Other Fund Information	23
Officer/Trustee Information	25

LVIP Wilshire Profile Funds
2008 Annual Report Commentary

Managed by:

The LVIP Wilshire 2010 Profile Fund returned (23.91%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 33% Barclays Capital U.S. TIPS Index*, 8% Barclays Capital U.S. Aggregate Bond Index**, 43% Dow Jones Wilshire 5000 Index***, 13% MSCI EAFE Index****, and 3% MSCI Emerging Markets Free Index*****, returned (25.27%).

The LVIP Wilshire 2020 Profile Fund returned (26.89%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 25% Barclays Capital U.S. TIPS Index*, 10% Barclays Capital U.S. Aggregate Bond Index**, 46% Dow Jones Wilshire 5000 Index***, 16% MSCI EAFE Index****, and 3% MSCI Emerging Markets Free Index*****, returned (27.34%).

The LVIP Wilshire 2030 Profile Fund returned (30.78%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 16% Barclays Capital U.S. TIPS Index*, 9% Barclays Capital U.S. Aggregate Bond Index**, 52% Dow Jones Wilshire 5000 Index***, 19% MSCI EAFE Index****, and 4% MSCI Emerging Markets Free Index*****, returned (30.98%).

The LVIP Wilshire 2040 Profile Fund returned (35.54%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2008, while its customized benchmark, 6% Barclays Capital U.S. TIPS Index*, 2% Barclays Capital U.S. Aggregate Bond Index**, 60% Dow Jones Wilshire 5000 Index***, 27% MSCI EAFE Index****, and 5% MSCI Emerging Markets Free Index*****, returned (37.20%).

2008 proved to be one of the most difficult years in the history of financial markets. The global financial system experienced unprecedented events and major developed economies fell into recessions. Stocks reached levels of volatility that had not been witnessed since the 1930’s. As a result of the worldwide financial crisis, each of the four Profile Funds declined on an absolute basis. However, on a relative basis, all four Profile Funds outperformed their custom blended benchmarks for the period.

The return patterns of the underlying investment strategies held by the Profile Funds was mixed for the year, although performance was strengthened by strong contributions from the emerging markets fund, two international equity managers, and the treasury inflation protected securities (TIPS) portion of the Funds. The Profile Fund’s exposure to core fixed income significantly detracted from performance as both of the core bond funds experienced substantial headwind during the year.

On the domestic front, the tilt toward value stocks across all four Profile Funds positively impacted aggregate returns as this subset of the market outperformed its domestic growth counterpart. Furthermore, four of the underlying domestic value managers in the underlying funds beat their benchmarks by wide margins.

The LVIP Wilshire 2010 Profile Fund’s return for 2008 outpaced its blended benchmark by 1.36%. Fixed income funds provided some sources of positive performance amid turbulent equity markets, led by the Franklin Templeton VIP Global Income Securities Fund which returned over 6% for the year. The Fund benefited from a substantial allocation to the Delaware Treasury Inflation Protected Bond Fund, which managed to beat its benchmark by over 2%. Both domestic and international value managers edged their growth counterparts, led by LVIP Mondrian International Value Fund and Delaware VIP Value Series. Although LVIP Mondrian International Value Fund and Delaware VIP Value Series lost 36.65% and 33.42%, respectively, they both managed to beat their benchmarks by wide margins.

The LVIP Wilshire 2020 Profile Fund’s return for 2008 outpaced its blended benchmark by 0.45%. The Fund’s allocation to fixed income securities provided a level of performance consistency throughout the year, helped in large part by the Franklin Templeton VIP Global Income Securities Fund, which turned in an impressive return of over 6% in difficult market conditions. In addition, the Fund benefited from a sizeable allocation to the Delaware Treasury Inflation Protected Bond Fund, which beat its benchmark by over 2% for the year. Both domestic and international value managers outpaced their growth counterparts, led by LVIP MFS Value Fund and LVIP Mondrian International Value Fund. Although LVIP MFS Value Fund and LVIP Mondrian International Value Fund lost 32.29% and 36.65%, respectively, they both managed to beat their benchmarks by wide margins.

The LVIP Wilshire 2030 Profile Fund’s return for 2008 outpaced its blended benchmark by 0.20%. The Fund’s allocation to international fixed income securities served to temper volatility, with the Franklin Templeton VIP Global Income Securities Fund returning an impressive return of over 6% for the year. In addition, the Fund benefited from a sizeable allocation to the Delaware Treasury Inflation Protected Bond Fund, which beat its benchmark by over 2% for the year. Both domestic and international value managers outpaced their growth counterparts, led by LVIP MFS Value Fund and LVIP Mondrian International Value Fund. Although LVIP MFS Value Fund and LVIP Mondrian International Value Fund lost 32.29% and 36.65%, respectively, they both managed to beat their benchmarks by wide margins.

The LVIP Wilshire 2040 Profile Fund’s return for 2008 outpaced its blended benchmark by 1.66%. The Fund’s allocation to international fixed income securities helped provide some sources of positive return amid struggling equity markets, with the Franklin Templeton VIP Global Income Securities Fund returning over 6% for the year. In addition, the Fund benefited from an allocation to the Delaware Treasury Inflation Protected Bond Fund, which finished the year in positive territory, beating its benchmark by over 2%. Both domestic and international value managers outperformed their growth counterparts, led by LVIP Mondrian International Value Fund and LVIP MFS Value Fund. Although LVIP MFS Value Fund and LVIP Mondrian International Value Fund lost 32.29% and 36.65%, respectively, they both managed to beat their benchmarks by wide margins.

Victor Zhang
Wilshire Associates

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2008 Annual Report Commentary (continued)

LVIP Wilshire 2010 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2010 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/08, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,113 for the Standard Class shares and to $8,078 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/08. The same $10,000 would have decreased to $7,841. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One year	−23.91%

Inception (4/30/07)	−11.75%

Service Class Shares

One year	−24.10%

Inception (4/30/07)	−11.97%

LVIP Wilshire 2020 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2020 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/08, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,704 for the Standard Class shares and to $7,672 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/08. The same $10,000 would have decreased to $7,596. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One year	−26.89%

Inception (4/30/07)	−14.43%

Service Class Shares

One year	−27.07%

Inception (4/30/07)	−14.64%

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2008 Annual Report Commentary (continued)

LVIP Wilshire 2030 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2030 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/08, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,410 for the Standard Class shares and to $7,378 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/08. The same $10,000 would have decreased to $7,147. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One year	−30.78%

Inception (4/30/07)	−16.40%

Service Class Shares

One year	−30.95%

Inception (4/30/07)	−16.61%

LVIP Wilshire 2040 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/08

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2040 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/08, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $6,820 for the Standard Class shares and to $6,791 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/08. The same $10,000 would have decreased to $6,472. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/08

Standard Class Shares

One year	−35.54%

Inception (4/30/07)	−20.44%

Service Class Shares

One year	−35.71%

Inception (4/30/07)	−20.64%

*	The Barclays Capital U.S. TIPS Index is an unmanaged index that represents securities that protect against adverse inflation and provide a minimum level of real return.

**	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

***	The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

****	The MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australasia, and the Far East.

*****	The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2008 to December 31, 2008

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire 2010 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$797.10	0.25%	$1.13
Service Class Shares	1,000.00	796.10	0.50%	2.26

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire 2020 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$776.90	0.25%	$1.12
Service Class Shares	1,000.00	775.90	0.50%	2.23

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire 2030 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$747.90	0.25%	$1.10
Service Class Shares	1,000.00	746.90	0.50%	2.20

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP Wilshire 2040 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/08 to
	7/1/08	12/31/08	Ratio	12/31/08

Actual
Standard Class Shares	$1,000.00	$708.10	0.25%	$1.07
Service Class Shares	1,000.00	707.20	0.50%	2.15

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.88	0.25%	$1.27
Service Class Shares	1,000.00	1,022.62	0.50%	2.54

“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (“underlying funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–5

LVIP Wilshire Profile Funds

Sector Allocations
As of December 31, 2008

LVIP Wilshire 2010 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.49%

Equity Funds	38.43%
Fixed Income Funds	38.25%
International Equity Funds	18.81%

Unaffiliated Investment Companies	5.00%

Commodity Fund	0.93%
International Fixed Income Fund	4.07%

Total Value of Securities	100.49%

Liabilities Net of Receivables and Other Assets	(0.49%)

Total Net Assets	100.00%

LVIP Wilshire 2020 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	94.92%

Equity Funds	43.16%
Fixed Income Funds	31.10%
International Equity Funds	20.66%

Unaffiliated Investment Companies	4.96%

Commodity Fund	0.93%
International Fixed Income Fund	4.03%

Short-Term Investment	0.07%

Total Value of Securities	99.95%

Receivables and Other Assets Net of Liabilities	0.05%

Total Net Assets	100.00%

LVIP Wilshire 2030 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.17%

Equity Funds	49.13%
Fixed Income Funds	21.36%
International Equity Funds	24.68%

Unaffiliated Investment Companies	4.95%

Commodity Fund	0.93%
International Fixed Income Fund	4.02%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%)

Total Net Assets	100.00%

LVIP Wilshire 2040 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.11%

Equity Funds	55.80%
Fixed Income Funds	7.70%
International Equity Funds	31.61%

Unaffiliated Investment Companies	4.91%

Commodity Fund	0.92%
International Fixed Income Fund	3.99%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–6

LVIP Wilshire 2010 Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–95.49%
	Equity Funds–38.43%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	26,866	$500,780
	Delaware VIP U.S. Growth Series	159,893	801,061
	Delaware VIP Value Series	64,279	824,706
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	19,342	336,276
	LVIP Capital Growth Fund	30,511	488,762
	LVIP Delaware Special Opportunities Fund	7,051	169,872
	LVIP MFS Value Fund	93,197	1,613,985
	LVIP T. Rowe Price Growth Stock Fund	91,065	966,559
	LVIP Value Opportunities Fund	74,446	507,720

			6,209,721

	Fixed Income Funds–38.25%
**	Delaware Group Government Funds– Inflation Protected Bond Fund	548,316	5,236,419
*	Delaware VIP Trust– Delaware VIP Diversified Income Series	101,974	943,258

			6,179,677

	International Equity Funds–18.81%
*	Delaware VIP Trust– Delaware VIP Emerging Markets Series	45,042	508,075
*	Lincoln Variable Insurance Products Trust– LVIP Cohen & Steers Global Real Estate Fund	188,482	864,946
	LVIP Marsico International Growth Fund	82,878	684,818
	LVIP Mondrian International Value Fund	49,045	654,409
	LVIP Templeton Growth Fund	16,865	326,383

			3,038,631

	Total Affiliated Investment Companies (Cost $18,272,141)		15,428,029

	UNAFFILIATED INVESTMENT COMPANIES–5.00%
	Commodity Fund–0.93%
**	PIMCO Variable Insurance Trust– PIMCO CommodityRealReturn Strategy Portfolio	23,524	150,318

			150,318

	International Fixed Income Fund–4.07%
**	Franklin Templeton Variable Insurance Products Trust–Global Income Securities Fund	37,720	657,077

			657,077

	Total Unaffiliated Investment Companies (Cost $819,186)		807,395

TOTAL VALUE OF SECURITIES–100.49% (Cost $19,091,327)	16,235,424

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.49%)	(78,389)

NET ASSETS APPLICABLE TO 2,044,930 SHARES OUTSTANDING–100.00%	$16,157,035

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND STANDARD CLASS ($9,428,459 / 1,193,571 Shares)	$7.899

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND SERVICE CLASS ($6,728,576 / 851,359 Shares)	$7.903

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$20,395,459
Undistributed net investment income	284,484
Accumulated net realized loss on investments	(1,667,005)
Net unrealized depreciation of investments	(2,855,903)

Total net assets	$16,157,035

*	Standard Class shares

**	Institutional Class shares

See accompanying notes

LVIP Wilshire Profile Funds–7

LVIP Wilshire 2020 Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S.$)

	AFFILIATED INVESTMENT COMPANIES–94.92%
	Equity Funds–43.16%
*	Delaware VIP Trust– Delaware VIP Small Cap Value Series	39,713	$740,259
	Delaware VIP U.S. Growth Series	422,007	2,114,257
	Delaware VIP Value Series	170,205	2,183,730
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	42,621	741,008
	LVIP Capital Growth Fund	67,135	1,075,436
	LVIP Delaware Special Opportunities Fund	45,772	1,102,741
	LVIP MFS Value Fund	226,090	3,915,434
	LVIP T. Rowe Price Growth Stock Fund	200,741	2,130,664
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	47,810	367,560
	LVIP Value Opportunities Fund	165,214	1,126,761

			15,497,850

	Fixed Income Funds–31.10%
**	Delaware Group Government Funds– Inflation Protected Bond Fund	878,533	8,389,995
*	Delaware VIP Trust– Delaware VIP Diversified Income Series	300,622	2,780,752

			11,170,747

	International Equity Funds–20.66%
*	Delaware VIP Trust– Delaware VIP Emerging Markets Series	99,300	1,120,106
*	Lincoln Variable Insurance Products Trust– LVIP Cohen & Steers Global Real Estate Fund	332,606	1,526,330
	LVIP Marsico International Growth Fund	227,740	1,881,813
	LVIP Mondrian International Value Fund	135,269	1,804,895
	LVIP Templeton Growth Fund	56,181	1,087,274

			7,420,418

	Total Affiliated Investment Companies (Cost $41,561,716)		34,089,015

	UNAFFILIATED INVESTMENT COMPANIES–4.96%
	Commodity Fund–0.93%
**	PIMCO Variable Insurance Trust– PIMCO CommodityRealReturn Strategy Portfolio	52,519	335,596

			335,596

	International Fixed Income Fund–4.03%
**	Franklin Templeton Variable Insurance Products Trust–Global Income Securities Fund	82,976	1,445,436

			1,445,436

	Total Unaffiliated Investment Companies (Cost $1,805,982)		1,781,032

	SHORT-TERM INVESTMENT–0.07%
	Money Market Mutual Fund–0.07%
	Dreyfus Treasury & Agency Cash Management Fund	26,320	26,320

	Total Short-Term Investment (Cost $26,320)		26,320

TOTAL VALUE OF SECURITIES–99.95% (Cost $43,394,018)	35,896,367

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	18,617

NET ASSETS APPLICABLE TO 4,757,952 SHARES OUTSTANDING–100.00%	$35,914,984

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND STANDARD CLASS ($24,785,659 / 3,284,267 Shares)	$7.547

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND SERVICE CLASS ($11,129,325 / 1,473,685 Shares)	$7.552

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$45,391,763
Undistributed net investment income	698,929
Accumulated net realized loss on investments	(2,678,057)
Net unrealized depreciation of investments	(7,497,651)

Total net assets	$35,914,984

†	Non income producing security.

*	Standard Class shares

**	Institutional Class shares

See accompanying notes

LVIP Wilshire Profile Funds–8

LVIP Wilshire 2030 Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–95.17%
	Equity Funds–49.13%
*	Delaware VIP Trust– Delaware VIP Small Cap Value Series	28,139	$524,513
	Delaware VIP U.S. Growth Series	349,819	1,752,591
	Delaware VIP Value Series	140,586	1,803,723
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	30,174	524,614
	LVIP Capital Growth Fund	63,410	1,015,759
	LVIP Delaware Special Opportunities Fund	32,253	777,031
	LVIP MFS Value Fund	174,579	3,023,351
	LVIP T. Rowe Price Growth Stock Fund	189,566	2,012,058
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	33,701	259,094
	LVIP Value Opportunities Fund	117,062	798,366

			12,491,100

	Fixed Income Funds–21.36%
**	Delaware Group Government Funds– Inflation Protected Bond Fund	388,516	3,710,328
*	Delaware VIP Trust– Delaware VIP Diversified Income Series	185,960	1,720,134

			5,430,462

	International Equity Funds–24.68%
*	Delaware VIP Trust–Delaware VIP Emerging Markets Series	93,756	1,057,569
*	Lincoln Variable Insurance Products Trust– LVIP Cohen & Steers Global Real Estate Fund	176,467	809,807
	LVIP Marsico International Growth Fund	224,893	1,858,294
	LVIP Mondrian International Value Fund	152,704	2,037,534
	LVIP Templeton Growth Fund	26,522	513,271

			6,276,475

	Total Affiliated Investment Companies (Cost $31,415,352)		24,198,037

	UNAFFILIATED INVESTMENT COMPANIES–4.95%
	Commodity Fund–0.93%
**	PIMCO Variable Insurance Trust– PIMCO CommodityRealReturn Strategy Portfolio	36,889	235,723

			235,723

	International Fixed Income Fund–4.02%
**	Franklin Templeton Variable Insurance Products Trust–Global Income Securities Fund	58,749	1,023,413

			1,023,413

	Total Unaffiliated Investment Companies (Cost $1,279,977)		1,259,136

TOTAL VALUE OF SECURITIES–100.12% (Cost $32,695,329)	25,457,173

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(29,489)

NET ASSETS APPLICABLE TO 3,483,751 SHARES OUTSTANDING–100.00%	$25,427,684

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND STANDARD CLASS ($19,387,593 / 2,656,683 Shares)	$7.298

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND SERVICE CLASS ($6,040,091 / 827,068 Shares)	$7.303

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$32,929,122
Undistributed net investment income	547,383
Accumulated net realized loss on investments	(810,665)
Net unrealized depreciation of investments	(7,238,156)

Total net assets	$25,427,684

†	Non income producing security.

*	Standard Class shares

**	Institutional Class shares

See accompanying notes

LVIP Wilshire Profile Funds–9

LVIP Wilshire 2040 Profile Fund
Statement of Net Assets
December 31, 2008

		Number of	Value
		Shares	(U.S.$)

	AFFILIATED INVESTMENT COMPANIES–95.11%
	Equity Funds–55.80%
*	Delaware VIP Trust– Delaware VIP Small Cap Value Series	15,949	$297,297
	Delaware VIP U.S. Growth Series	254,428	1,274,682
	Delaware VIP Value Series	102,230	1,311,607
*	Lincoln Variable Insurance Products Trust–
	LVIP Baron Growth Opportunities Fund	17,094	297,194
	LVIP Capital Growth Fund	35,947	575,838
	LVIP Delaware Special Opportunities Fund	18,381	442,833
	LVIP MFS Value Fund	115,323	1,997,159
	LVIP T. Rowe Price Growth Stock Fund	107,555	1,141,593
	†LVIP T. Rowe Price Structured Mid-Cap Growth Fund	37,992	292,084
	LVIP Value Opportunities Fund	65,797	448,736

			8,079,023

	Fixed Income Funds–7.70%
**	Delaware Group Government Funds– Inflation Protected Bond Fund	88,017	840,559
*	Delaware VIP Trust– Delaware VIP Diversified Income Series	29,722	274,927

			1,115,486

	International Equity Funds–31.61%
*	Delaware VIP Trust– Delaware VIP Emerging Markets Series	53,053	598,437
*	Lincoln Variable Insurance Products Trust– LVIP Cohen & Steers Global Real Estate Fund	66,566	305,471
	LVIP Marsico International Growth Fund	181,665	1,501,096
	LVIP Mondrian International Value Fund	119,188	1,590,324
	LVIP Templeton Growth Fund	30,036	581,295

			4,576,623

	Total Affiliated Investment Companies (Cost $17,787,141)		13,771,132

	UNAFFILIATED INVESTMENT COMPANIES–4.91%
	Commodity Fund–0.92%
**	PIMCO Variable Insurance Trust– PIMCO CommodityRealReturn Strategy Portfolio	20,884	133,448

			133,448

	International Fixed Income Fund–3.99%
**	Franklin Templeton Variable Insurance Products Trust–Global Income Securities Fund	33,178	577,955

			577,955

	Total Unaffiliated Investment Companies (Cost $726,164)		711,403

TOTAL VALUE OF SECURITIES–100.02% (Cost $18,513,305)	14,482,535

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(2,677)

NET ASSETS APPLICABLE TO 2,152,540 SHARES OUTSTANDING–100.00%	$14,479,858

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND STANDARD CLASS ($10,224,976 / 1,520,243 Shares)	$6.726

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND SERVICE CLASS ($4,254,882 / 632,297 Shares)	$6.729

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2008:
Shares of beneficial interest (unlimited authorization–no par)	$19,495,507
Undistributed net investment income	357,306
Accumulated net realized loss on investments	(1,342,185)
Net unrealized depreciation of investments	(4,030,770)

Total net assets	$14,479,858

†	Non income producing security.

*	Standard Class shares

**	Institutional Class Shares

See accompanying notes

LVIP Wilshire Profile Funds–10

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2008

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

ASSETS:
Investments in affiliated investment companies, at value	$15,428,029	$34,089,015	$24,198,037	$13,771,132
Investments in unaffiliated investment companies, at value	807,395	1,807,352	1,259,136	711,403
Cash	254,811	125,087	294,626	97,196
Due from manager	1,957	—	—	1,896
Receivables for fund shares sold	6,932	69,304	14,280	17,900

TOTAL ASSETS	16,499,124	36,090,758	25,766,079	14,599,527

LIABILITIES:
Payables for securities purchased	254,811	151,407	294,626	97,196
Payables for fund shares redeemed	65,067	480	21,436	194
Due to manager and affiliates	—	1,847	109	—
Other accrued expenses	22,211	22,040	22,224	22,279

TOTAL LIABILITIES	342,089	175,774	338,395	119,669

TOTAL NET ASSETS	$16,157,035	$35,914,984	$25,427,684	$14,479,858

Investments in affiliated investment companies, at cost	$18,272,141	$41,561,716	$31,415,352	$17,787,141
Investments in unaffiliated investment companies, at cost	$819,186	$1,832,302	$1,279,977	$726,164

See accompanying notes

LVIP Wilshire Profile Funds–11

LVIP Wilshire Profile Funds
Statements of Operations
Year ended December 31, 2008

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$325,848	$570,316	$342,277	$165,102
Dividends from unaffiliated investment companies	81,770	187,652	125,071	74,910

	407,618	757,968	467,348	240,012

EXPENSES:
Accounting and administration expenses	49,216	50,183	49,540	48,998
Management fees	32,021	65,050	43,524	25,129
Professional Fees	17,780	17,995	17,881	17,786
Distribution fees-Service Class	11,255	17,137	9,424	7,960
Custodian fees	5,227	5,873	5,184	4,887
Reports and statements to shareholders	1,245	2,203	1,535	1,088
Trustees’ fees	219	442	287	162
Other	3,444	3,669	3,589	3,426

	120,407	162,552	130,964	109,436
Less expenses waived/reimbursed	(77,131)	(80,365)	(78,017)	(76,337)
Less expense paid indirectly	—	—	—	(10)

Total operating expenses	43,276	82,187	52,947	33,089

NET INVESTMENT INCOME	364,342	675,781	414,401	206,923

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	403,206	1,064,099	762,521	504,856
Net realized gain distributions from unaffiliated investment companies	56,255	135,860	92,324	58,957
Net realized loss from sale of investments in affiliated investment companies	(1,699,040)	(2,932,139)	(1,006,543)	(1,377,574)
Net realized loss from sale of investments in unaffiliated investment companies	(203,723)	(433,788)	(298,481)	(305,275)

Net realized loss on investments	(1,443,302)	(2,165,968)	(450,179)	(1,119,036)
Net change in unrealized appreciation/depreciation of investments	(2,977,114)	(7,740,564)	(7,347,106)	(4,073,035)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,420,416)	(9,906,532)	(7,797,285)	(5,192,071)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,056,074)	$(9,230,751)	$(7,382,884)	$(4,985,148)

See accompanying notes

LVIP Wilshire Profile Funds–12

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

	LVIP		LVIP		LVIP		LVIP
	Wilshire 2010		Wilshire 2020		Wilshire 2030		Wilshire 2040
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year	4/30/07*	Year	4/30/07*	Year	4/30/07*	Year	4/30/07*
	Ended	to	Ended	to	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$364,342	$31,814	$675,781	$62,266	$414,401	$30,005	$206,923	$17,803
Net realized loss on investments	(1,443,302)	(7,885)	(2,165,968)	(5,711)	(450,179)	(1,431)	(1,119,036)	(5,415)
Net change in unrealized appreciation/depreciation of investments	(2,977,114)	121,211	(7,740,564)	242,913	(7,347,106)	108,950	(4,073,035)	42,265

Net increase (decrease) in net assets resulting from operations	(4,056,074)	145,140	(9,230,751)	299,468	(7,382,884)	137,524	(4,985,148)	54,653

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(194,006)	(13,393)	(357,945)	(31,474)	(181,533)	(17,174)	(47,528)	(18,438)
Service Class	(102,178)	(3,391)	(116,830)	(3,111)	(36,045)	(1,920)	(7,802)	(2,459)
Net realized gain on investments:
Standard Class	(9,192)	—	(24,595)	—	(14,387)	—	(5,666)	—
Service Class	(4,915)	—	(10,344)	—	(4,511)	—	(2,865)	—

	(310,291)	(16,784)	(509,714)	(34,585)	(236,476)	(19,094)	(63,861)	(20,897)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,538,202	4,763,352	31,115,641	10,101,523	21,271,507	6,693,191	12,179,222	3,510,278
Service Class	10,413,566	1,745,716	15,293,658	2,844,983	8,497,678	1,087,773	8,043,179	611,540
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	203,198	13,393	382,539	31,474	195,920	17,175	53,194	18,438
Service Class	107,093	3,391	127,174	3,111	40,555	1,920	10,667	2,459

	24,262,059	6,525,852	46,919,012	12,981,091	30,005,660	7,800,059	20,286,262	4,142,715

Cost of shares repurchased:
Standard Class	(5,912,915)	(483,616)	(8,949,572)	(1,015,610)	(2,796,857)	(373,579)	(1,893,199)	(282,112)
Service Class	(3,808,819)	(187,517)	(4,013,016)	(531,339)	(1,629,214)	(77,455)	(2,728,045)	(30,510)

	(9,721,734)	(671,133)	(12,962,588)	(1,546,949)	(4,426,071)	(451,034)	(4,621,244)	(312,622)

Increase in net assets derived from
capital share transactions	14,540,325	5,854,719	33,956,424	11,434,142	25,579,589	7,349,025	15,665,018	3,830,093

NET INCREASE IN NET ASSETS	10,173,960	5,983,075	24,215,959	11,699,025	17,960,229	7,467,455	10,616,009	3,863,849
NET ASSETS:
Beginning of period	5,983,075	—	11,699,025	—	7,467,455	—	3,863,849	—

End of period	$16,157,035	$5,983,075	$35,914,984	$11,699,025	$25,427,684	$7,467,455	$14,479,858	$3,863,849

Undistributed net investment income	$284,484	$15,153	$698,929	$28,232	$547,383	$11,123	$357,306	$—

*	Date of commencement of operations.

See accompanying notes

LVIP Wilshire Profile Funds–13

LVIP Wilshire 2010 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Wilshire 2010 Profile Fund
	Standard Class		Service Class
	Year	4/30/07[1]	Year	4/30/07[1]
	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07

Net asset value, beginning of period	$10.613	$10.000	$10.608	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.274	0.150	0.251	0.133
Net realized and unrealized gain (loss) on investments	(2.813)	0.511	(2.808)	0.509

Total from investment operations	(2.539)	0.661	(2.557)	0.642

Less dividends and distributions from:
Net investment income	(0.166)	(0.048)	(0.139)	(0.034)
Net realized gain on investments	(0.009)	—	(0.009)	—

Total dividends and distributions	(0.175)	(0.048)	(0.148)	(0.034)

Net asset value, end of period	$7.899	$10.613	$7.903	$10.608

Total return[3]	(23.91% )	6.62%	(24.10% )	6.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,428	$4,395	$6,729	$1,588
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.85%	3.43%	1.10%	3.68%
Ratio of net investment income to average net assets	2.93%	2.12%	2.68%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.33%	(1.06% )	2.08%	(1.31% )
Portfolio turnover	75%	72%	75%	72%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–14

LVIP Wilshire 2020 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Wilshire 2020 Profile Fund
	Standard Class		Service Class
	Year	4/30/07[1]	Year	4/30/07[1]
	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07

Net asset value, beginning of period	$10.494	$10.000	$10.490	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.239	0.130	0.217	0.113
Net realized and unrealized gain (loss) on investments	(3.060)	0.407	(3.056)	0.406

Total from investment operations	(2.821)	0.537	(2.839)	0.519

Less dividends and distributions from:
Net investment income	(0.116)	(0.043)	(0.089)	(0.029)
Net realized gain on investments	(0.010)	—	(0.010)	—

Total dividends and distributions	(0.126)	(0.043)	(0.099)	(0.029)

Net asset value, end of period	$7.547	$10.494	$7.552	$10.490

Total return[3]	(26.89% )	5.38%	(27.07% )	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,786	$9,355	$11,129	$2,344
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	1.70%	0.81%	1.95%
Ratio of net investment income to average net assets	2.66%	1.86%	2.41%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	0.41%	2.10%	0.16%
Portfolio turnover	55%	61%	55%	61%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–15

LVIP Wilshire 2030 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Wilshire 2030 Profile Fund
	Standard Class		Service Class
	Year	4/30/07[1]	Year	4/30/07[1]
	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07

Net asset value, beginning of period	$10.661	$10.000	$10.657	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.214	0.115	0.192	0.097
Net realized and unrealized gain (loss) on investments	(3.493)	0.588	(3.489)	0.588

Total from investment operations	(3.279)	0.703	(3.297)	0.685

Less dividends and distributions from:
Net investment income	(0.075)	(0.042)	(0.048)	(0.028)
Net realized gain on investments	(0.009)	—	(0.009)	—

Total dividends and distributions	(0.084)	(0.042)	(0.057)	(0.028)

Net asset value, end of period	$7.298	$10.661	$7.303	$10.657

Total return[3]	(30.78% )	7.04%	(30.95% )	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,388	$6,438	$6,040	$1,029
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.70%	2.86%	0.95%	3.11%
Ratio of net investment income to average net assets	2.43%	1.61%	2.18%	1.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.98%	(1.00% )	1.73%	(1.25% )
Portfolio turnover	29%	47%	29%	47%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–16

LVIP Wilshire 2040 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Wilshire 2040 Profile Fund
	Standard Class		Service Class
	Year	4/30/07[1]	Year	4/30/07[1]
	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07

Net asset value, beginning of period	$10.498	$10.000	$10.495	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.179	0.127	0.158	0.110
Net realized and unrealized gain (loss) on investments	(3.910)	0.453	(3.905)	0.453

Total from investment operations	(3.731)	0.580	(3.747)	0.563

Less dividends and distributions from:
Net investment income	(0.035)	(0.082)	(0.013)	(0.068)
Net realized gain on investments	(0.006)	—	(0.006)	—

Total dividends and distributions	(0.041)	(0.082)	(0.019)	(0.068)

Net asset value, end of period	$6.726	$10.498	$6.729	$10.495

Total return[3]	(35.54% )	5.81%	(35.71% )	5.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,225	$3,285	$4,255	$579
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.01%	5.14%	1.26%	5.39%
Ratio of net investment income to average net assets	2.13%	1.80%	1.88%	1.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.37%	(3.09% )	1.12%	(3.34% )
Portfolio turnover	41%	41%	41%	41%

[1]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes

LVIP Wilshire Profile Funds–17

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2008

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 37 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund (each, a Fund, or collectively, Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products. The Funds will invest in other open-end investment companies (mutual funds) that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

The Funds’ investment objective is the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. Effective January 1, 2009, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement is in effect through April 30, 2010 and will renew automatically for one year terms unless the advisor provides written notice of termination to the Funds.

LIAC had contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.25% of average daily net assets. Effective January 1, 2009, LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. This agreement is in effect through April 30, 2010 and will renew automatically for one year terms unless the advisor provides written notice of termination to the Funds.

Wilshire Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile

LVIP Wilshire Profile Funds–18

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% for the first $500 million of the Profile Funds’ average daily net assets; 0.06% over $500 million but less than $1 billion, 0.05% over $1 billion but less than $3 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

The Bank of New York Mellon (BNY Mellon) provides fund accounting and financial administration services to the Funds. For these services, each Fund pays BNY Mellon an annual fee of $47,000.

Delaware Service Company, Inc. (DSC), a subsidiary of LNC, provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an annual fee of $1,000.

Pursuant to an Administration Agreement, Lincoln Life, a subsidiary of LNC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $766,041 for the year ended December 31, 2008, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2008, fees for administrative and support services amounted as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Administration Fees	$702	$1,412	$940	$542
Support Fees	514	771	600	456

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), a subsidiary of LNC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statements of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. DMC, LIAC, Dreyfus, Franklin Templeton, PIMCO and Fidelity Investments serve as the investment managers for the Underlying Funds.

At December 31, 2008, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Receivable from LIAC under expense limitation agreement	$3,334	$353	$1,136	$2,804
Fees Payable to DSC	83	83	83	83
Distribution Fees Payable to LFD	1,294	2,117	1,162	825

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the year ended December 31, 2008, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Purchases	$23,802,754	$48,427,749	$31,844,213	$20,579,437
Sales	9,642,781	14,349,109	5,123,323	4,182,001

At December 31, 2008, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$20,711,327	$46,352,672	$33,675,023	$19,893,643

Aggregate unrealized appreciation	$19,785	$105,285	$28,782	$44,182
Aggregate unrealized depreciation	(4,495,688)	(10,561,590)	(8,246,632)	(5,455,290)

Net unrealized depreciation	$(4,475,903)	$(10,456,305)	$(8,217,850)	$(5,411,108)

LVIP Wilshire Profile Funds–19

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

Effective January 1, 2008, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Funds’ investments by the FAS 157 fair value hierarchy levels as of December 31, 2008:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund
	Securities	Securities	Securities	Securities

Level 1	$16,235,424	$35,896,367	$25,457,173	$14,482,535
Level 2	—	—	—	—
Level 3	—	—	—	—

Total	$16,235,424	$35,896,367	$25,457,173	$14,482,535

There were no Level 3 securities at the beginning or end of the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2008 and 2007 was as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2008:
Ordinary income	$306,227	$494,412	$227,427	$57,792
Long-term capital gains	4,064	15,302	9,049	6,069

Total	$310,291	$509,714	$236,476	$63,861

Year Ended December 31, 2007:
Ordinary income	$16,784	$34,585	$19,094	$20,897

In addition, each Fund declared an ordinary income consent dividend for the year ended December 31, 2007. Such amount has been deemed paid and contributed to each Fund as additional paid-in capital. The amounts are as follows:

LVIP	LVIP	LVIP	LVIP
Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
Profile Fund	Profile Fund	Profile Fund	Profile Fund

$415	$1,197	$508	$396

LVIP Wilshire Profile Funds–20

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2008, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$20,395,459	$45,391,763	$32,929,122	$19,495,507
Undistributed ordinary income	305,357	755,206	547,383	361,621
Undistributed long-term capital gains	215,676	656,043	481,765	342,258
Post-October losses	(283,554)	(431,723)	(312,736)	(308,420)
Unrealized depreciation of investments	(4,475,903)	(10,456,305)	(8,217,850)	(5,411,108)

Net assets	$16,157,035	$35,914,984	$25,427,684	$14,479,858

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from underlying funds.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through December 31, 2008 that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatement of distributions received from underlying investments and consent dividends and pass-through consent dividends from underlying funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2008, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Undistributed Net Investment Income	$201,173	$469,691	$339,437	$205,713
Accumulated Net Realized Loss	(201,588)	(470,888)	(339,945)	(206,109)
Paid-in Capital	415	1,197	508	396

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP		LVIP
	Wilshire 2010		Wilshire 2020		Wilshire 2030		Wilshire 2040
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year	4/30/07*	Year	4/30/07*	Year	4/30/07*	Year	4/30/07*
	Ended	to	Ended	to	Ended	to	Ended	to
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07

Shares sold:
Standard Class	1,393,062	459,142	3,342,204	986,235	2,320,421	637,386	1,407,270	338,243
Service Class	1,092,120	167,167	1,682,974	274,209	941,319	103,871	937,270	57,809
Shares issued upon reinvestment of dividend and distributions:
Standard Class	25,858	1,283	50,600	3,053	26,739	1,639	7,924	1,788
Service Class	13,673	325	16,789	302	5,498	183	1,508	239

	2,524,713	627,917	5,092,567	1,263,799	3,293,977	743,079	2,353,972	398,079

Shares repurchased:
Standard Class	(639,448)	(46,326)	(1,000,007)	(97,818)	(294,373)	(35,129)	(207,841)	(27,141)
Service Class	(404,148)	(17,778)	(449,551)	(51,038)	(216,359)	(7,444)	(361,660)	(2,869)

	(1,043,596)	(64,104)	(1,449,558)	(148,856)	(510,732)	(42,573)	(569,501)	(30,010)

Net increase	1,481,117	563,813	3,643,009	1,114,943	2,783,245	700,506	1,784,471	368,069

*	Commenced operations on April 30, 2007.

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

LVIP Wilshire Profile Funds–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Lincoln Variable Insurance Products Trust – Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the “Funds”) as of December 31, 2008, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 13, 2009

LVIP Wilshire Profile Funds–22

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2008, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire 2010 Profile Fund	1.31%	98.69%	100.00%	7.13%
LVIP Wilshire 2020 Profile Fund	3.00%	97.00%	100.00%	8.99%
LVIP Wilshire 2030 Profile Fund	3.83%	96.17%	100.00%	7.58%
LVIP Wilshire 2040 Profile Fund	9.50%	90.50%	100.00%	14.98%

(A)	and (B) are based on a percentage of the Funds’ total distributions.

(C)	is based on percentage of ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

Approval of Advisory Agreement and Sub-Advisory Agreement

On August 18 and 19, the Board of Trustees of the Lincoln Variable Insurance Products Trust (Trust) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (LIAC) and the sub-advisory agreements with various sub-advisors (collectively, the Advisory Agreements) for various series of the Trust (each a Fund). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (Independent Trustees) reported that they had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (Lincoln Life) and the sub-advisors prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisors provided general information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, including information about profitability and/or financial condition and compliance policies and procedures and regulatory matters. The Independent Trustees reviewed long- and short-term performance information provided by Fund Management as of June 30, 2008 for each Fund compared to the performance of a peer group of funds and/or a securities market index. The Independent Trustees reviewed data comparing each Fund’s advisory and sub-advisory fees to an expense peer group of funds and/or to similarly managed funds provided by Lipper, Inc. Prior to and during a portion of the meeting, the Independent Trustees and their independent legal counsel met separately from the “interested” Trustee and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Advisory Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and oversight of sub-advisors and LIAC’s criteria for review of a sub-advisor’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor and overseeing a sub-advisor, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisors. The Board also considered that Lincoln Life would continue to provide administrative services for the Funds and that certain Lincoln Life personnel would also continue to provide services to the Funds on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Funds’ investment management fee rates and expense ratios. The Board was provided information on the investment management fees and expense ratios for the Funds’ Lipper peer groups. The Board noted the breakpoints included in the fee schedules for certain of the Funds, the expense limitations in effect for certain of the Funds and that the Funds’ investment management fees were competitive with the Lipper peer groups. The Board concluded that the investment management fees together with breakpoint and/or expense limitations for certain of the Funds were reasonable.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Funds and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the level at which breakpoints occurred in the fee schedules and, to the extent applicable, the amount of the reductions. The Board also considered that certain funds had expense limitations in place. The Board concluded that the investment management fee for each Fund was reasonable.

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Other Fund Information (continued)

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividend received deductions in connection with dividends received from Lincoln funds by Lincoln Life holding fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (Wilshire) on behalf of the Profile Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Profile Funds. The Board also considered the presentation to the Board by Wilshire at the August 2008 Board meeting. The Board reviewed the investment performance of the 2010 Profile Fund, the 2020 Profile Fund, the 2030 Profile Fund and the 2040 Profile Fund and compared each to the average of its respective Lipper peer group and securities market index and noted that each Fund’s performance was in the first quintile of its peer group for the period since inception and concluded that each Fund’s investment performance has been good. The Board concluded that the overall services provided by Wilshire have been satisfactory. The Board considered the sub-advisory fee schedules, which contain breakpoints, and considered Wilshire’s representation that the fee schedules were competitive and consistent with those Wilshire charged other organizations with similar business models, that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire and concluded that the sub-advisory fees were reasonable. In terms of economies of scale, the Board considered that the fee schedule contains breakpoints and considered Wilshire’s statement that there are no significant economies of scale with the addition of the four Target Maturity Profile Funds. With respect to profitability, the Board considered that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that it was eager to expand its relationship with Lincoln Life.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund continue to be fair and reasonable, and that the continuation of such agreements is in the best interests of the Funds. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement and the fees and other amounts to be paid under such agreements.

LVIP Wilshire Profile Funds–24

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kelly D. Clevenger[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman and Trustee	Chairman since August 1995; Trustee since November 2004; Formerly: President November 1994-December 2008;	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC; Second Vice President, Lincoln Life & Annuity Company of New York	37	Lincoln Retirement Services Company, LLC
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	President and Trustee	President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	37	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	37	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	37	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	37	N/A
Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Professor of Economics and Management, DePauw University	37	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Partner, Rath, Young and Pignatelli	37	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President Emeritus, Indiana Health Association, Formerly: President , Indiana Hospital & Health Association	37	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired Director of Blue & Co., LLC.	37	Meridian Investment Advisors, Inc
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust; Formerly: Secretary and Assistant Vice President, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life & Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Wilshire Profile Funds–25

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation	N/A	N/A
Joel A. Ettinger Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1956	Assistant Vice President	Assistant Vice President since March 2008	Assistant Vice President, Lincoln National Corporation; Formerly: Vice President, Delaware Investments	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–26

Item 2.	Code of Ethics
The Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.

Item 3.	Audit Committee Financial Expert
The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley is each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4.	Principle Accountant Fees and Services
(a) Audit Fees
Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $704,500 in 2008 and $572,579 in 2007, including fees associated with the annual audit and filings of the Registrant’s Form N-1A, Form N-SAR and Forms N-14(relating to proposed fund mergers).
(b) Audit-Related Fees
Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $38,940 in 2008 and $30,921 in 2007. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.
(c) Tax Fees
Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2008 and $0 in 2007.
(d) All Other Fees
Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2008 and $0 in 2007.

(e) (1) Audit Committee Pre-Approval Policies and Procedures
The Audit Committee approves (a) each specific service the auditor will perform for the Registrant and (b) each specific non-audit service the auditor will perform for the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the service relates directly to the Registrant’s operations and financial reporting.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $715,488 in 2008 and $566,405 in 2007.
(h) Principal Accountant’s Independence
In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5.	Audit Committee of Listed Registrants
Not Applicable

Item 6.	Schedule of Investments
(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures
          (a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
          (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.
(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lincoln Variable Insurance Products Trust (Registrant)

/s/ Daniel R. Hayes

Daniel R. Hayes
President
(Signature and Title)

Date:	February 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes

Daniel R. Hayes
President
(Signature and Title)

Date:	February 27, 2009

By	/s/ William P. Flory, Jr.

William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date:	February 27, 2009